Filed with the Securities and Exchange Commission on April 7, 2021
REGISTRATION NO. 333-162678
INVESTMENT COMPANY ACT NO. 811-07975
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 32
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 178
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PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(Name of Depositor)
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(973) 802-7333
(Address and telephone number of Depositor's principal executive offices)
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WILLIAM J. EVERS, ESQ.
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(973) 802-6000
(Name, address and telephone number of agent for service)
COPIES TO:
RICHARD H. KIRK
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 925-3707
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ X ] on April 30, 2021 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
TITLE OF SECURITIES BEING REGISTERED:
Units of interest in Separate Accounts under variable annuity contracts.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777
PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY X SERIESSM (“X SERIES”)
PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY B SERIESSM (“B SERIES”)
PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY L SERIESSM (“L SERIES”)
PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY C SERIESSM (“C SERIES”)
(For Annuities purchased prior to February 25, 2013)
Flexible Premium Deferred Annuities
PROSPECTUS: April 30, 2021
This prospectus describes four different flexible premium deferred annuity classes offered by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “we”, “our”, or “us”). This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Clients seeking information regarding their particular investment needs should contact a financial professional. For convenience in this prospectus, we sometimes refer to each of these annuity contracts as an “Annuity”, and to the annuity contracts collectively as the “Annuities.” We also sometimes refer to each class by its specific name (e.g., the “B Series”). If you are receiving this prospectus, it is because you currently own one of these Annuities These Annuities are no longer offered for new sales. Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. Financial professionals may be compensated for the sale of each Annuity. Selling broker-dealer firms through which each Annuity is sold may not make available or may not recommend all the Annuities and/or benefits described in this prospectus. In addition, selling broker-dealer firms may decline to recommend to customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain Annuities and/or optional benefits). Please speak to your financial professional for further details. The guarantees provided by the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life of New Jersey. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. Because the X Series Annuity grants Purchase Credits with respect to certain Purchase Payments you make, the expenses of the X Series Annuity are higher than expenses for an Annuity without a Purchase Credit. In addition, the amount of the Purchase Credits that you receive under the X Series Annuity may be more than offset over time by the additional fees and charges associated with the Purchase Credit.
IMPORTANT INFORMATION
This Annuity was only offered for sale in the State of New York.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically anytime at our website www.prudential.com. You may elect to receive all future shareholder reports in paper free of charge by calling 1-888-778-2888. Your election to receive reports in paper will apply to all portfolios available under your contract.
THE SUB-ACCOUNTS
The Pruco Life of New Jersey Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life of New Jersey, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in an underlying mutual fund – see the following page for a complete list of Sub-accounts. Currently, portfolios of Advanced Series Trust are being offered. Certain Sub-accounts are not available if you participate in an optional living benefit – see “Limitations With Optional Benefits” later in this prospectus for details.
PLEASE READ THIS PROSPECTUS
This prospectus sets forth information about the Annuities that you should know before investing. Please read this prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you purchased one of the Annuities as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity may be subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity’s Account Value and whether the Annuity’s liquidity features will satisfy that need. Please note that if you are investing in this Annuity through a tax-advantaged retirement plan (such as an Individual Retirement Account or 401(k) plan), you will get no additional tax advantage through the Annuity itself.
PPRTNY2PROS

AVAILABLE INFORMATION
We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this prospectus entitled “How to Contact Us” later in this prospectus for our Service Office address.
In compliance with U.S. law, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, and are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Government Money Market Sub-account.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT WWW.PRUDENTIAL.COM

Prospectus Dated: April 30, 2021	Statement of Additional Information Dated: April 30, 2021

VARIABLE INVESTMENT OPTIONS

Advanced Series Trust
AST Academic Strategies Asset Allocation Portfolio1,*
AST Advanced Strategies Portfolio1,*
AST AllianzGI World Trends Portfolio1,*
AST Balanced Asset Allocation Portfolio1,*
AST BlackRock Global Strategies Portfolio1,*
AST BlackRock Low Duration Bond Portfolio3,*
AST BlackRock/Loomis Sayles Bond Portfolio3,*
AST Bond Portfolio 20212,*
AST Bond Portfolio 20222,*
AST Bond Portfolio 20232,*
AST Bond Portfolio 20242,*
AST Bond Portfolio 20252,*
AST Bond Portfolio 20262,*
AST Bond Portfolio 20272,*
AST Bond Portfolio 20282,*
AST Bond Portfolio 20292,*
AST Bond Portfolio 20302,*
AST Bond Portfolio 20312,*
AST Bond Portfolio 20322,*
AST Capital Growth Asset Allocation Portfolio1,*
AST ClearBridge Dividend Growth Portfolio3,*
AST Cohen & Steers Global Realty Portfolio3,*
AST Cohen & Steers Realty Portfolio3,*
AST Emerging Markets Equity Portfolio3,*
AST Fidelity Institutional AM® Quantitative Portfolio1,5,*
AST Franklin 85/15 Diversified Allocation Portfolio[4,6]
AST Global Bond Portfolio*
AST Goldman Sachs Small-Cap Value Portfolio3,*
AST Government Money Market Portfolio3,*
AST High Yield Portfolio3,*
AST Hotchkis & Wiley Large-Cap Value Portfolio3,*
AST International Growth Portfolio3*
AST International Value Portfolio3,*
AST Investment Grade Bond Portfolio2,*
AST J.P. Morgan Global Thematic Portfolio1,*
AST J.P. Morgan International Equity Portfolio3,*
AST J.P. Morgan Tactical Preservation Portfolio,*
AST Jennison Large-Cap Growth Portfolio[3]
AST Large-Cap Core Portfolio[4]

AST Loomis Sayles Large-Cap Growth Portfolio3,*
AST MFS Global Equity Portfolio3,*
AST MFS Growth Allocation Portfolio1,*
AST MFS Growth Portfolio3,*
AST MFS Large-Cap Value Portfolio3,*
AST Mid-Cap Growth Portfolio3,*
AST Mid-Cap Value Portfolio3,*
AST Preservation Asset Allocation Portfolio1,*
AST Prudential Core Bond Portfolio3,*
AST Prudential Growth Allocation Portfolio1,*
AST QMA US Equity Alpha Portfolio3,*
AST Quantitative Modeling Portfolio4,*
AST Small-Cap Growth Opportunities Portfolio3,*
AST Small-Cap Growth Portfolio3,*
AST Small-Cap Value Portfolio3,*
AST T. Rowe Price Asset Allocation Portfolio1,*
AST T. Rowe Price Growth Opportunities Portfolio4,6,*
AST T. Rowe Price Large-Cap Growth Portfolio3,*
AST T. Rowe Price Large-Cap Value Portfolio*
AST T. Rowe Price Natural Resources Portfolio3,*
AST Wellington Management Hedged Equity Portfolio1,*
AST Western Asset Core Plus Bond Portfolio3,*
AST Western Asset Emerging Markets Debt Portfolio4,*
Prudential Series Funds
PSF Small-Cap Stock Index Portfolio – Class I4
PSF Stock Index Portfolio – Class I4

* These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits. Please see your prospectus under “Variable Investment Options” in the “Investment Options” section for information about the potential impact of the formula on the Portfolios.
(1) Available with all living and death benefits.
(2) The variable investment option is not available for allocation of Purchase Payments or contract owner transfers.
(3) Not available with HDI v2.1 and 2.0 Suite of benefits.
(4) Not available if you purchased any optional benefit.
(5) Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
(6) Not available with the X Series product.

(i)

VALUING YOUR INVESTMENT	95
VALUING THE SUB-ACCOUNTS	95
PROCESSING AND VALUING TRANSACTIONS	95
TAX CONSIDERATIONS	97
NONQUALIFIED ANNUITIES	97
QUALIFIED ANNUITIES	100
OTHER INFORMATION	107
PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT	107
LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS	109
DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY	110
FINANCIAL STATEMENTS	112
INDEMNIFICATION	112
LEGAL PROCEEDINGS	112
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	112
HOW TO CONTACT US	113

APPENDIX A – ACCUMULATION UNIT VALUES	A-1
APPENDIX B – HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT – NO LONGER AVAILABLE FOR NEW ELECTIONS	B-1
APPENDIX C – HIGHEST DAILY LIFETIME INCOME AND SPOUSAL HIGHEST DAILY LIFETIME INCOME – NO LONGER AVAILABLE FOR NEW ELECTIONS	C-1
APPENDIX D – HIGHEST DAILY LIFETIME INCOME 2.0, SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0, HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT – NO LONGER AVAILABLE FOR NEW ELECTIONS	D-1
APPENDIX E – OPTIONAL DEATH BENEFITS	E-1
APPENDIX F – FORMULA FOR GRO PLUS II	F-1
APPENDIX G – FORMULA FOR HIGHEST DAILY GRO II	G-1
APPENDIX H – FORMULA FOR HIGHEST DAILY LIFETIME INCOME V2.1 SUITE, HIGHEST DAILY LIFETIME INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME INCOME SUITE AND HIGHEST DAILY LIFETIME 6 PLUS SUITE OF LIVING BENEFITS	H-1

(ii)

GLOSSARY OF TERMS
We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.
Account Value: The total value of all allocations to the Sub-accounts on any Valuation Day. The Account Value is determined separately for each Sub-account and then totaled to determine the Account Value for your entire Annuity.
Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.
Annual Income Amount: This is the annual amount of income for which you are eligible for life under the optional benefits.
Annuitant: The natural person upon whose life annuity payments are based.
Annuitization: Annuitization is the process by which you direct us to apply the Account Value to one of the available annuity options to begin making periodic payments.
Annuity Date: The date on which we apply your Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”
Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.
Beneficiary Annuity: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent’s account into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified Beneficiary Annuity.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.
Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.
Custodial Account: A trust or custodial account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.
Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income (“Excess Income”). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.
Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA or if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Investment Option: A Sub-account or other option available as of any given time to which Account Value may be allocated.
Issue Date: The effective date of your Annuity.
Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.
1

Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or individual named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity that has the rights and benefits designated to the “participant” in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.
Portfolio: An underlying mutual fund in which a Sub-Account of the Separate Account invests.
Purchase Credit: Under the X Series only, an amount that we add to your Annuity when you make a Purchase Payment. We are entitled to recapture Purchase Credits under certain circumstances. See “Purchasing Your Annuity – Purchase Credits under the X Series,” for more details.
Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.
Separate Account: Refers to the Pruco Life Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company. Separate Account assets that are held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.
Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see “How to Contact Us” later in this prospectus for the Service Office address.
Sub-Account: A division of the Separate Account.
Surrender Value: The Account Value less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.
Unit: A share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.
Unit Value: Each Variable Sub-Account has a separate value for its Units (this is analogous to, but not the same as, the share price of a mutual fund).
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.
we, us, our: Pruco Life Insurance Company of New Jersey.
you, your: The Owner(s) shown in the Annuity.
2

SUMMARY OF CONTRACT FEES AND CHARGES
The following tables describe the fees and expenses that you will pay when owning, and surrendering one of the Annuities. The first table describes the fees and expenses that you will pay at the time you surrender an Annuity, take a partial withdrawal, or transfer Account Value between the Investment Options.

ANNUITY OWNER TRANSACTION EXPENSES
CONTINGENT DEFERRED SALES CHARGE (“CDSC”) 1
X SERIES

Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment Being Withdrawn
Less than one year old	9.0%
1 year old or older, but not yet 2 years old	9.0%
2 years old or older, but not yet 3 years old	9.0%
3 years old or older, but not yet 4 years old	9.0%
4 years old or older, but not yet 5 years old	8.0%
5 years old or older, but not yet 6 years old	8.0%
6 years old or older, but not yet 7 years old	8.0%
7 years old or older, but not yet 8 years old	5.0%
8 years old or older, but not yet 9 years old	2.5%
9 or more years old	0.0%
B SERIES

Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment Being Withdrawn
Less than one year old	7.0%
1 year old or older, but not yet 2 years old	7.0%
2 years old or older, but not yet 3 years old	6.0%
3 years old or older, but not yet 4 years old	6.0%
4 years old or older, but not yet 5 years old	5.0%
5 years old or older, but not yet 6 years old	5.0%
6 years old or older, but not yet 7 years old	5.0%
7 years old, or older	0.0%
L SERIES

Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment Being Withdrawn
Less than one year old	7.0%
1 year old or older, but not yet 2 years old	7.0%
2 years old or older, but not yet 3 years old	6.0%
3 years old or older, but not yet 4 years old	5.0%
4 or more years old	0.0%
C SERIES
There is no CDSC or other sales load applicable to the C Series.

FEE/CHARGE	X SERIES	B SERIES	L SERIES	C SERIES
Transfer Fee	$10	$10	$10	$10
3

1    The years referenced in the above CDSC tables refer to the length of time since a Purchase Payment was made (i.e., the “age” of the Purchase Payment). Contingent Deferred Sales Charges are applied against the Purchase Payment(s) being withdrawn. Thus, the appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn to determine the amount of the CDSC. For example, if with respect to the X Series on November 1, 2019 you withdrew a Purchase Payment made on August 1, 2014, that Purchase Payment would be between 5 and 6 years old, and thus subject to an 8% CDSC. Purchase Payments are withdrawn on a “first-in, first-out” basis.
The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying portfolio annual expenses. These fees and charges are described in more detail within this prospectus.

PERIODIC FEES AND CHARGES (assessed annually as a percentage of Account Value)
FEE/CHARGE	X SERIES	B SERIES	L SERIES	C SERIES
Annual Maintenance Fee [2,4]	Lesser of $30 or 2%	Lesser of $30 or 2%	Lesser of $30 or 2%	Lesser of $30 or 2%

ANNUALIZED INSURANCE FEES/CHARGES [4] (assessed as a percentage of the daily net assets of the Sub-accounts)
FEE/CHARGE	X SERIES	B SERIES	L SERIES	C SERIES
Mortality & Expense Risk Charge: During First 9 Annuity Years	1.70%	1.15%	1.55%	1.60%
After 9th Annuity Year	1.15%	1.15%	1.15%	1.15%
Administration Charge	0.15%	0.15%	0.15%	0.15%
Total Annualized Insurance Fees/ Charges: During First 9 Annuity Years [4,5]	1.85%	1.30%	1.70%	1.75%
After 9th Annuity Year [4,5]	1.30%	1.30%	1.30%	1.30%
2    Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000. For Beneficiaries who elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value and is only applicable if Account Value is less than $25,000 at the time the fee is assessed.
3    The Insurance Charge is the combination of Mortality & Expense Risk Charge and the Administration Charge.
4    For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality and Expense Risk and Administration Charges do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.
The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. The next four columns show the total expenses you would pay for each class of Annuity if you purchased the relevant optional benefit. More specifically, these columns show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges (during the first 9 Annuity Years) applicable to the Annuity class (as shown in the prior table). Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

YOUR OPTIONAL BENEFIT FEES AND CHARGES
OPTIONAL BENEFIT	ANNUALIZED OPTIONAL BENEFIT FEE/ CHARGE [6]	TOTAL ANNUALIZED CHARGE [7] for X SERIES	TOTAL ANNUALIZED CHARGE [7] for B SERIES	TOTAL ANNUALIZED CHARGE [7] for L SERIES	TOTAL ANNUALIZED CHARGE [7] for C SERIES
HIGHEST DAILY LIFETIME INCOME v2.1 [9] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.00%	1.85% +1.00%	1.30% +1.00%	1.70% +1.00%	1.75% +1.00%
SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 [9] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.10%	1.85% +1.10%	1.30% +1.10%	1.70% +1.10%	1.75% +1.10%
HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT [9] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
4

YOUR OPTIONAL BENEFIT FEES AND CHARGES
OPTIONAL BENEFIT	ANNUALIZED OPTIONAL BENEFIT FEE/ CHARGE [6]	TOTAL ANNUALIZED CHARGE [7] for X SERIES	TOTAL ANNUALIZED CHARGE [7] for B SERIES	TOTAL ANNUALIZED CHARGE [7] for L SERIES	TOTAL ANNUALIZED CHARGE [7] for C SERIES
Current Charge	1.40%	1.85% +1.40%	1.30% +1.40%	1.70% +1.40%	1.75% +1.40%
SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT [9] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.50%	1.85% +1.50%	1.30% +1.50%	1.70% +1.50%	1.75% +1.50%
HIGHEST DAILY LIFETIME INCOME 2.0 [10] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.00%	1.85% +1.00%	1.30% +1.00%	1.70% +1.00%	1.75% +1.00%
SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 [10] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.10%	1.85% +1.10%	1.30% +1.10%	1.70% +1.10%	1.75% +1.10%
HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT [10] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.40%	1.85% +1.40%	1.30% +1.40%	1.70% +1.40%	1.75% +1.40%
5

YOUR OPTIONAL BENEFIT FEES AND CHARGES
OPTIONAL BENEFIT	ANNUALIZED OPTIONAL BENEFIT FEE/ CHARGE [6]	TOTAL ANNUALIZED CHARGE [7] for X SERIES	TOTAL ANNUALIZED CHARGE [7] for B SERIES	TOTAL ANNUALIZED CHARGE [7] for L SERIES	TOTAL ANNUALIZED CHARGE [7] for C SERIES
SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT [10] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.50%	1.85% +1.50%	1.30% +1.50%	1.70% +1.50%	1.75% +1.50%
HIGHEST DAILY LIFETIME INCOME AND SPOUSAL HIGHEST DAILY LIFETIME INCOME [11] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [7]	1.50%	1.85% +1.50%	1.30% +1.50%	1.70% +1.50%	1.75% +1.50%
Current Charge	0.95%	1.85% +0.95%	1.30% +0.95%	1.70% +0.95%	1.75% +0.95%
HIGHEST DAILY LIFETIME 6 PLUS INCOME [12] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [7]	1.50%	1.85% +1.50%	1.30% +1.50%	1.70% +1.50%	1.75% +1.50%
Current Charge	0.85%	1.85% +0.85%	1.30% +0.85%	1.70% +0.85%	1.75% +0.85%
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME [12] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [7]	1.50%	1.85% +1.50%	1.30% +1.50%	1.70% +1.50%	1.75% +1.50%
Current Charge	0.95%	1.85% +0.95%	1.30% +0.95%	1.70% +0.95%	1.75% +0.95%
GUARANTEED RETURN OPTION PLUS II (GRO PLUS II) Charge [8]	0.60%	2.45%	1.90%	2.30%	2.35%
(assessed as a percentage of the daily net assets of the Sub-accounts)
HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II) Charge [8]	0.60%	2.45%	1.90%	2.30%	2.35%
(assessed as a percentage of the daily net assets of the Sub-accounts)
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (“HAV”) Charge [8,13]	0.40%	2.25%	1.70%	2.10%	2.15%
(assessed as a percentage of the daily net assets of the Sub-accounts)
5    The charge for each of Highest Daily Lifetime Income Suite of Benefits listed above is assessed against the greater of Account Value and the Protected Withdrawal Value (PWV). We deduct this charge on quarterly anniversaries of the benefit effective date. More information regarding the quarterly deductions and a description of the PWV appear in the Living Benefits section of this prospectus. The charge for each of GRO Plus II, Highest Daily GRO II, and Highest Anniversary Value Death Benefit is assessed as a percentage of the daily net assets of the Sub-accounts.
6    HOW THE OPTIONAL BENEFIT FEES AND CHARGES ARE DETERMINED:
For Highest Daily Lifetime Income Suite of Benefits listed above: The charge is taken out of the Sub-accounts. For B Series, in all Annuity Years, the current optional benefit charge is in addition to the 1.30% annualized charge of amounts invested in the Sub-accounts. For each of the L Series, X Series, and C Series the annualized charge for the base Annuity drops after Annuity Year 9 as described below:
Highest Daily Lifetime Income v2.1 and 2.0: 1.00% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
Spousal Highest Daily Lifetime Income v2.1 and 2.0: 1.10% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
6

Highest Daily Lifetime Income v2.1 and 2.0 with Highest Annual Death Benefit: 1.40% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
Spousal Highest Daily Lifetime Income v2.1 and 2.0 with Highest Annual Death Benefit: 1.50% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
Highest Daily Lifetime Income and Spousal Highest Daily Lifetime Income: 0.95% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
Highest Daily Lifetime 6 Plus: 0.85% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after Annuity Year 9.
Spousal Highest Daily Lifetime 6 Plus: 0.95% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after Annuity Year 9.
For GRO Plus II and Highest Daily GRO II: For B Series, the optional benefit charge plus base Annuity charge is 1.90% in all Annuity Years. In the case of L Series, X Series, and C Series, the optional benefit charge plus base Annuity charge drops to 1.90% after the 9th Annuity Year.
Highest Anniversary Value Death Benefit: For B Series, the optional benefit charge plus base Annuity charge is 1.70% in all Annuity Years. In the case of the L Series, X Series, and C Series, the optional benefit charge plus base Annuity charge drops to 1.70% after the 9th Annuity Year.
7    We reserve the right to increase the charge to the maximum charge indicated, upon any step-up under the benefit. Also, if you decide to elect or re-add a benefit after your contract has been issued, the charge for the benefit under your contract will equal the current charge for new benefit election up to the maximum indicated.
8    Because there is no higher charge to which we could increase the current charge, the current charge and maximum charge are one and the same. Thus, so long as you retain the benefit, we cannot increase your charge for the benefit.
9    These benefits are no longer available for new business or post-issue election.
10    This benefit was offered from August 20, 2012 to February 24, 2013.
11    This benefit was offered from January 24, 2011 to August 19, 2012.
12    This benefit was offered from March 15, 2010 to January 23, 2011.
13    This benefit was offered from March 15, 2010 to August 19, 2012.
The following table provides the range (minimum and maximum) of the total annual expenses for the underlying Portfolios for the year ended December 31, 2020 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets.

TOTAL ANNUAL UNDERLYING PORTFOLIO OPERATING EXPENSES
	MINIMUM	MAXIMUM
Total Underlying Portfolio Operating Expenses	0.31%	3.23%
The following are the total annual expenses for each underlying Portfolio for the year ended December 31, 2020, except as noted and except if the underlying Portfolio’s inception date is subsequent to December 31, 2020. The “Total Annual Underlying Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses but do not necessarily reflect the fees you may incur. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life of New Jersey with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current summary prospectuses, prospectuses and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888 or at www.prudential.com .

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
For the year ended December 31, 2020
Funds	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Academic Strategies Asset Allocation Portfolio*	0.62%	0.04%	0.13%	0.03%	0.01%	0.49%	1.32%	0.01%	1.31%
AST Advanced Strategies Portfolio*	0.64%	0.03%	0.24%	0.00%	0.00%	0.03%	0.94%	0.02%	0.92%
AST AllianzGI World Trends Portfolio*	0.75%	0.02%	0.25%	0.00%	0.00%	0.00%	1.02%	0.05%	0.97%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST BlackRock Global Strategies Portfolio*	0.76%	0.07%	0.25%	0.00%	0.00%	0.01%	1.09%	0.02%	1.07%
AST BlackRock Low Duration Bond Portfolio*	0.48%	0.07%	0.25%	0.00%	0.00%	0.01%	0.81%	0.06%	0.75%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.46%	0.03%	0.25%	0.00%	0.00%	0.00%	0.74%	0.04%	0.70%
AST Bond Portfolio 2021	0.47%	0.14%	0.25%	0.00%	0.00%	0.00%	0.86%	0.00%	0.86%
AST Bond Portfolio 2022*	0.47%	0.38%	0.25%	0.00%	0.00%	0.00%	1.10%	0.17%	0.93%
AST Bond Portfolio 2023*	0.47%	0.57%	0.25%	0.00%	0.00%	0.00%	1.29%	0.36%	0.93%
AST Bond Portfolio 2024*	0.47%	0.64%	0.25%	0.00%	0.00%	0.00%	1.36%	0.43%	0.93%
AST Bond Portfolio 2025*	0.47%	0.59%	0.25%	0.00%	0.00%	0.00%	1.31%	0.38%	0.93%
AST Bond Portfolio 2026	0.47%	0.20%	0.25%	0.00%	0.00%	0.00%	0.92%	0.00%	0.92%
AST Bond Portfolio 2027*	0.47%	0.27%	0.25%	0.00%	0.00%	0.00%	0.99%	0.06%	0.93%
AST Bond Portfolio 2028*	0.47%	2.51%	0.25%	0.00%	0.00%	0.00%	3.23%	2.30%	0.93%
AST Bond Portfolio 2029*	0.47%	1.59%	0.25%	0.00%	0.00%	0.00%	2.31%	1.38%	0.93%
7

AST Bond Portfolio 2030	0.47%	0.09%	0.25%	0.00%	0.00%	0.00%	0.81%	0.00%	0.81%
AST Bond Portfolio 2031	0.47%	0.20%	0.25%	0.00%	0.00%	0.00%	0.92%	0.00%	0.92%
AST Bond Portfolio 2032*	0.47%	0.08%	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.75%	0.91%	0.00%	0.91%
AST ClearBridge Dividend Growth Portfolio*	0.66%	0.01%	0.25%	0.00%	0.00%	0.01%	0.93%	0.01%	0.92%
AST Cohen & Steers Global Realty Portfolio*	0.83%	0.12%	0.25%	0.00%	0.00%	0.00%	1.20%	0.05%	1.15%
AST Cohen & Steers Realty Portfolio	0.83%	0.03%	0.25%	0.00%	0.00%	0.00%	1.11%	0.00%	1.11%
AST Emerging Markets Equity Portfolio*	0.93%	0.25%	0.25%	0.00%	0.00%	0.00%	1.43%	0.13%	1.30%
AST Fidelity Institutional AM® Quantitative Portfolio*	0.65%	0.04%	0.25%	0.00%	0.00%	0.00%	0.94%	0.02%	0.92%
AST Franklin 85/15 Diversified Allocation Portfolio (formerly AST Legg Mason Diversified Growth Portfolio)*	0.73%	0.09%	0.25%	0.00%	0.00%	0.12%	1.19%	0.12%	1.07%
AST Global Bond Portfolio (formerly AST Wellington Management Global Bond Portfolio)*	0.62%	0.03%	0.25%	0.00%	0.00%	0.00%	0.90%	0.04%	0.86%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.01%	1.05%
AST Government Money Market Portfolio	0.30%	0.02%	0.25%	0.00%	0.00%	0.00%	0.57%	0.00%	0.57%
AST High Yield Portfolio	0.58%	0.04%	0.25%	0.00%	0.00%	0.00%	0.87%	0.00%	0.87%
AST Hotchkis & Wiley Large-Cap Value Portfolio*	0.57%	0.02%	0.25%	0.00%	0.00%	0.00%	0.84%	0.01%	0.83%
AST International Growth Portfolio*	0.81%	0.05%	0.25%	0.00%	0.00%	0.00%	1.11%	0.02%	1.09%
AST International Value Portfolio	0.81%	0.05%	0.25%	0.00%	0.00%	0.00%	1.11%	0.00%	1.11%
AST Investment Grade Bond Portfolio*	0.47%	0.03%	0.25%	0.00%	0.00%	0.02%	0.77%	0.04%	0.73%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.01%	0.00%	0.00%	1.06%	0.00%	1.06%
AST J.P. Morgan International Equity Portfolio	0.71%	0.08%	0.25%	0.00%	0.00%	0.00%	1.04%	0.00%	1.04%
AST J.P. Morgan Tactical Preservation Portfolio (formerly AST J.P. Morgan Strategic Opportunities Portfolio)*	0.76%	0.06%	0.25%	0.01%	0.00%	0.00%	1.08%	0.17%	0.91%
AST Jennison Large-Cap Growth Portfolio	0.71%	0.03%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Large-Cap Core Portfolio (formerly AST QMA Large-Cap Portfolio)*	0.55%	0.02%	0.25%	0.00%	0.00%	0.00%	0.82%	0.01%	0.81%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.01%	0.25%	0.00%	0.00%	0.00%	0.97%	0.06%	0.91%
AST MFS Global Equity Portfolio*	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.01%	1.12%
AST MFS Growth Allocation Portfolio	0.67%	0.06%	0.25%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%
AST MFS Growth Portfolio*	0.72%	0.01%	0.25%	0.00%	0.00%	0.00%	0.98%	0.02%	0.96%
AST MFS Large-Cap Value Portfolio	0.66%	0.01%	0.25%	0.00%	0.00%	0.00%	0.92%	0.00%	0.92%
AST Mid-Cap Growth Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%
AST Mid-Cap Value Portfolio (formerly AST Neuberger Berman/LSV Mid-Cap Value Portfolio)*	0.72%	0.04%	0.25%	0.00%	0.00%	0.00%	1.01%	0.01%	1.00%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST Prudential Core Bond Portfolio	0.46%	0.02%	0.25%	0.00%	0.00%	0.00%	0.73%	0.00%	0.73%
AST Prudential Growth Allocation Portfolio	0.61%	0.02%	0.25%	0.00%	0.00%	0.00%	0.88%	0.00%	0.88%
AST QMA US Equity Alpha Portfolio	0.83%	0.04%	0.25%	0.08%	0.25%	0.00%	1.45%	0.00%	1.45%
AST Quantitative Modeling Portfolio	0.25%	0.01%	0.00%	0.00%	0.00%	0.82%	1.08%	0.00%	1.08%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST Small-Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Small-Cap Value Portfolio	0.73%	0.05%	0.25%	0.00%	0.00%	0.07%	1.10%	0.00%	1.10%
AST T. Rowe Price Asset Allocation Portfolio*	0.62%	0.02%	0.25%	0.00%	0.00%	0.00%	0.89%	0.01%	0.88%
AST T. Rowe Price Growth Opportunities Portfolio*	0.71%	0.04%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST T. Rowe Price Large-Cap Growth Portfolio*	0.68%	0.01%	0.25%	0.00%	0.00%	0.00%	0.94%	0.05%	0.89%
AST T. Rowe Price Large-Cap Value Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.01%	0.81%
AST T. Rowe Price Natural Resources Portfolio*	0.73%	0.09%	0.25%	0.00%	0.00%	0.00%	1.07%	0.02%	1.05%
AST Wellington Management Hedged Equity Portfolio*	0.81%	0.02%	0.25%	0.00%	0.00%	0.02%	1.10%	0.05%	1.05%
AST Western Asset Core Plus Bond Portfolio	0.51%	0.01%	0.25%	0.00%	0.00%	0.00%	0.77%	0.00%	0.77%
AST Western Asset Emerging Markets Debt Portfolio	0.68%	0.16%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%
PSF Small-Cap Stock Index Portfolio – Class I (formerly PSF Small Capitalization Stock Portfolio – Class I)	0.35%	0.05%	0.00%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%
PSF Stock Index Portfolio – Class I	0.29%	0.02%	0.00%	0.00%	0.00%	0.00%	0.31%	0.00%	0.31%
*See notes immediately below for important information about this fund.
8

AST Academic Strategies Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.007% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Advanced Strategies Portfolio
The Manager has contractually agreed to waive 0.0242% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees

AST AllianzGI World Trends Portfolio
The Manager has contractually agreed to waive 0.047% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Global Strategies Portfolio
The Manager has contractually agreed to waive 0.0249% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio
The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio
The Manager has contractually agreed to waive 0.035% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2022
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2023
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2024
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2025
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2027
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2028
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2029
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2032
The Portfolio commenced operations on or about January 4, 2021. Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated. Estimates are based in part on assumed average daily net assets of $200 million for the Portfolio for the fiscal year ending December 31, 2021.

AST ClearBridge Dividend Growth Portfolio
The Manager has contractually agreed to waive 0.012% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

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AST Cohen & Steers Global Realty Portfolio
The Manager has contractually agreed to waive 0.051% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Emerging Markets Equity Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.300% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Fidelity Institutional AM® Quantitative Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Franklin 85/15 Diversified Allocation Portfolio (formerly AST Legg Mason Diversified Growth Portfolio)
The Manager has contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser. The Manager has also contractually agreed to waive 0.018% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee (after management fee waiver) plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying Portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.070% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Global Bond Portfolio (formerly AST Wellington Management Global Bond Portfolio)
The Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio
The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Hotchkis & Wiley Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio
The Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.

AST J.P. Morgan Tactical Preservation Portfolio (formerly AST J.P. Morgan Strategic Opportunities Portfolio)
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.91% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Large-Cap Core Portfolio (formerly AST QMA Large-Cap Portfolio)
The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.810% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.060% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST MFS Global Equity Portfolio
The Manager has contractually agreed to waive 0.0067% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST MFS Growth Portfolio
The Manager has contractually agreed to waive 0.0185% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Mid-Cap Value Portfolio (formerly AST Neuberger Berman/LSV Mid-Cap Value Portfolio)
The Manager has contractually agreed to waive 0.0051% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.000% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

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AST T. Rowe Price Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.0101% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Growth Opportunities Portfolio
The Manager has contractually agreed to waive 0.0104% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.0373% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2022. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.0128% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Natural Resources Portfolio
The Manager has contractually agreed to waive 0.0152% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Hedged Equity Portfolio
The Manager has contractually agreed to waive 0.055% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

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EXPENSE EXAMPLES
These examples are intended to help you compare the cost of investing in one Pruco Life of New Jersey Annuity with the cost of investing in other Pruco Life of New Jersey Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and assuming your investment has a 5% return each year. The examples reflect the fees and charges listed below for each Annuity as described in “Summary of Contract Fees and Charges.”
•Insurance Charge
•Contingent Deferred Sales Charge (when and if applicable)
•Annual Maintenance Fee
•Optional benefit fees, as described below
The examples also assume the following for the period shown:
•You allocate all of your Account Value to the Sub-account with the maximum gross total annual portfolio operating expenses, and those expenses remain the same each year*
•For each charge, we deduct the maximum charge rather than the current charge
•You make no withdrawals of your Account Value
•You make no transfers, or other transactions for which we charge a fee
•No tax charge applies
•You elected the Spousal Highest Daily Lifetime Income 2.0 and the HAV Death Benefit (which has the maximum combination of optional benefit charges)
•For the X Series example, no Purchase Credit is granted under the Annuity. If Purchase Credits were reflected in the calculations, expenses would be higher, because the charges would have been applied to a larger Account Value.
Amounts shown in the examples are rounded to the nearest dollar.
*    Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection and selling firm.
THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.
Expense Examples are provided as follows:

	X SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,687	$3,241	$4,668	$7,536
If you annuitize your annuity at the end of the applicable time period: [1]	$787	$2,341	$3,868	$7,536
If you do not surrender your annuity:	$787	$2,341	$3,868	$7,536

	B SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,433	$2,792	$4,141	$7,226
If you annuitize your annuity at the end of the applicable time period: [1]	$733	$2,192	$3,641	$7,226
If you do not surrender your annuity:	$733	$2,192	$3,641	$7,226
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	L SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,472	$2,900	$3,807	$7,453
If you annuitize your annuity at the end of the applicable time period: [1]	$772	$2,300	$3,807	$7,453
If you do not surrender your annuity:	$772	$2,300	$3,807	$7,453

	C SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$777	$2,314	$3,827	$7,480
If you annuitize your annuity at the end of the applicable time period: [1]	$777	$2,314	$3,827	$7,480
If you do not surrender your annuity:	$777	$2,314	$3,827	$7,480
1 Your ability to annuitize in the first Annuity Year may be limited.
Please see Appendix A for a table of Accumulation Unit Values.
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SUMMARY
Effective December 31, 2020, the products referenced in this prospectus and applicable riders will not be available for new sales or re-elections.
This Summary describes key features of the Annuities offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing an Annuity. You should read the entire prospectus for a complete description of the Annuities. Your financial professional can also help you if you have questions.
The Annuity: The variable annuity contract issued by Pruco Life of New Jersey is a contract between you, the Owner, and Pruco Life of New Jersey, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.
The Annuity offers various investment portfolios. With the help of your financial professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see “Investment Options”). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in “underlying” mutual funds.
This prospectus describes four different Annuities. The Annuities differ primarily in the fees and charges deducted and whether the Annuity provides Purchase Credits in certain circumstances. With the help of your financial professional, you choose the Annuity that is suitable for you based on your time horizon, liquidity needs, and desire for Purchase Credits.
GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.
Purchase: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your financial professional to complete an application.

Annuity	Maximum Age for Initial Purchase	Minimum Initial Purchase Payment
X Series	80	$10,000
B Series	85	$1,000
L Series	85	$10,000
C Series	85	$10,000
The “Maximum Age for Initial Purchase” applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life.
After you purchase your Annuity, you will have a limited period of time during which you may cancel (or “Free Look”) the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.
Please see “Requirements for Purchasing the Annuity” for additional information.
Investment Options: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Our optional benefits limit your ability to invest in certain variable Investment Options otherwise available to you under the Annuity. Each of the underlying Portfolios is described in its own prospectus, which you should read before investing. You can obtain the summary prospectuses for the portfolios by calling 1-888-PRU-2888 or at www.prudential.com. There is no assurance that any variable Investment Option will meet its investment objective.
Please see “Investment Options,” and “Managing Your Account Value” for information.
Access to Your Money: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge. You may withdraw up to 10% of your Purchase Payments each year without being subject to a Contingent Deferred Sales Charge.
You may elect to receive income through annuity payments over your lifetime, also called “Annuitization”. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs. Please see “Access to Account Value” and “Annuity Options” for more information.
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Optional Living Benefits
Guaranteed Lifetime Withdrawal Benefits. We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of “Protected Withdrawal Value”, even if your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). Your Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. The Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts. In marketing and other materials, we may refer to Excess Income as “Excess Withdrawals”.
The following optional benefits will no longer be available for new business or post-issue election:
•Highest Daily Lifetime Income v2.1
•Spousal Highest Daily Lifetime Income v2.1
•Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit
•Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit
We previously offered the following optional living benefits during the periods indicated.
Offered from August 20, 2012 to February 24, 2013:
•Highest Daily Lifetime Income 2.0
•Spousal Highest Daily Lifetime Income 2.0
•Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit
•Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit
Please see Appendix D for information pertaining to the Highest Daily Lifetime Income 2.0 Suite of benefits.
Offered from January 24, 2011 to August 19, 2012:
•Highest Daily Lifetime Income
•Spousal Highest Daily Lifetime Income
Please see Appendix C for information pertaining to the Highest Daily Lifetime Income Suite of benefits.
Offered from March 15, 2010 to January 23, 2011:
•Highest Daily Lifetime 6 Plus Income
•Spousal Highest Daily Lifetime 6 Plus Income
Please see Appendix B for information pertaining to the Highest Daily Lifetime 6 Plus Suite of benefits.
As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value. Also, these benefits utilize predetermined mathematical formulas to help us manage your guarantee through all market cycles. Under the pre-determined mathematical formula, your Account Value may be transferred between certain “Permitted Sub-accounts” on the one hand and the AST Investment Grade Bond Sub-account on the other hand. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.
In the “Living Benefits” section, we describe guaranteed minimum withdrawal benefits that allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given Annuity Year (i.e., Excess Income), that withdrawal may permanently reduce the guaranteed amount you can withdraw in future years. Please also note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.
Guaranteed Minimum Accumulation Benefits. For Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm, we offer two optional benefits, for an additional charge, that guarantee your Account Value to a certain level after a stated period of years. As part of these benefits you may invest only in certain permitted Investment Options. These benefits each utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Under each pre-determined mathematical formula, your Account Value may be transferred between certain “Permitted Sub-accounts” and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.
These benefits are:
•Guaranteed Return OptionSM Plus II*
•Highest DailySM Guaranteed Return Option II*
*    Available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm.
Please see “Living Benefits” for more information.
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Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. Each of our Annuities offers a minimum death benefit. Please see “Minimum Death Benefit” for more information.
Purchase Credits: We apply a “Purchase Credit” to your Annuity’s Account Value with respect to certain Purchase Payments you make under the X Series Annuity. The Purchase Credit is equal to a percentage of each Purchase Payment. The amount of the Purchase Credit depends on your age at the time the Purchase Payment is made and the number of years that the Annuity has been in force. Because the X Series Annuity grants Purchase Credits with respect to your Purchase Payments, the expenses of the X Series Annuity are higher than expenses for an Annuity without a Purchase Credit. In addition, the amount of the Purchase Credits that you receive under the X Series Annuity may be more than offset over time by the additional fees and charges associated with the Purchase Credit.
Fees and Charges: Each Annuity, and the optional living benefits and optional death benefits, are subject to certain fees and charges, as discussed in the “Summary of Contract Fees and Charges” table earlier in this prospectus. In addition, there are fees and expenses of the underlying Portfolios.
What does it mean that my Annuity is “tax deferred”? Variable annuities are “tax deferred”, meaning you pay no taxes on any earnings or interest from your Annuity until distributions are made from your Annuity. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 ½, you also may be subject to a 10% additional federal tax.
You may also purchase one of our Annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that may make it an important investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.
Market Timing: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail later in this prospectus entitled “Restrictions on Transfers Between Investment Options.”
Other Information: Please see the section entitled “Other Information” for more information about our Annuities, including legal information about Pruco Life of New Jersey, the Separate Account, and underlying Portfolios.
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INVESTMENT OPTIONS
The Investment Options under each Annuity consist of the Sub-accounts. In this section, we describe the portfolios in which the Sub-Accounts invest and the investment restrictions that apply if you elect certain optional benefits.
Each Sub-account invests in an underlying Portfolio whose share price generally fluctuates each Valuation Day. The portfolios that you select, among those that are permitted, are your choice – we do not provide investment advice, nor do we recommend any particular Portfolio. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Portfolios.
As a condition of electing an optional living benefit (e.g., Highest Daily Lifetime Income v2.1), you will be prohibited from investing in certain Sub-accounts. We describe those restrictions below. In addition, all of the optional living benefits employ a predetermined mathematical formula, under which money is transferred between your chosen Sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).
Whether or not you elect an optional benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the optional benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:
(a)a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;
(b)the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
(c)a Portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs and asset flows or the Portfolio compared to other similar funds.
The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to the AST Investment Grade Bond Sub-account and other Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.
The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.
VARIABLE INVESTMENT OPTIONS
Each variable Investment Option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see “Pruco Life of New Jersey and the Separate Account” for more detailed information). Each Sub-account invests exclusively in one Portfolio. The Investment Objectives Chart below provides a description of each Portfolio’s investment objective to assist you in determining which Portfolios may be of interest to you. Please note, the AST Investment Grade Bond Sub-account is not available for allocation of Purchase Payments or owner-initiated transfers.
Not all portfolios offered as Sub-accounts may be available depending on whether you elect an optional benefit. Thus, if you elect an optional benefit, you would be precluded from investing in certain Portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios.
The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans or other limited classes of investors permitted by the Code. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios. You should carefully read the prospectus for any Portfolio in which you are interested before investing. The current prospectus and statement of additional information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888 or at www.prudential.com. There is no guarantee that any Portfolio will meet its investment objective. You bear the investment risk for amounts allocated to the portfolios. The Portfolios that you select are your choice - we do not recommend or endorse any particular Portfolio.
In the table that follows, all Portfolio names include the prefix “AST,” which indicates that they are Portfolios of the Advanced Series Trust. In addition, for each Portfolio the subadviser(s), which has been engaged to conduct day-to-day management, is listed next to the description.
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This Annuity offers only Portfolios managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey (“Affiliated Portfolios”). Pruco Life of New Jersey and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Portfolios, which may be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over other portfolios sponsored and advised by companies not affiliated with Pruco Life of New Jersey. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Portfolios to offer under the Annuity.  Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Portfolios benefit us financially.  Pruco Life of New Jersey has selected the Portfolios for inclusion as investment options under this Annuity in Pruco Life of New Jersey’s role as the issuer of this Annuity, and Pruco Life of New Jersey does not provide investment advice or recommend any particular Portfolio. See "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life of New Jersey" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates.
In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.
Once you have selected your Investment Options, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts unless you participate in an automatic rebalancing program, including the Custom Portfolios Program. These programs would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations you stipulated. Please see “Automatic Rebalancing Programs” below for details about how these programs operate. You cannot participate in both the Automatic Rebalancing Program and the Custom Portfolios Program. If you are participating in an optional living benefit that uses a predetermined mathematical formula under which your Account Value may be transferred between certain “Permitted Sub-accounts” and the AST Investment Grade Bond Sub-Account, and you have elected automatic rebalancing, you should be aware that: (a) the AST Investment Grade Bond Sub-Account used as part of the predetermined mathematical formula and the Secure Value Account will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally.
The following table contains limited information about the Portfolios. Before selecting an Investment Option, you should carefully review the summary prospectuses and/or prospectuses for the Portfolios, which contain details about the investment objectives, policies, risks, costs and management of the Portfolios. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudential.com.

Portfolio Name	Investment Objective (s)	Portfolio Adviser/Subadviser
AST Academic Strategies Asset Allocation Portfolio	Seeks long-term capital appreciation.	AlphaSimplex Group, LLC
AQR Capital Management, LLC
CoreCommodity Management, LLC
First Quadrant, L.P.
Jennison Associates LLC
Morgan Stanley Investment Management Inc.
Pacific Investment Management Company, LLC
PGIM Investments LLC
QMA LLC
Western Asset Management Company, LLC
Western Asset Management Company Limited
AST Advanced Strategies Portfolio	Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.	Brown Advisory, LLC
Loomis, Sayles & Company, L.P.
LSV Asset Management
Pacific Investment Management Company, LLC
PGIM Investments LLC
PGIM Fixed Income
QMA LLC
T. Rowe Price Associates, Inc.
William Blair Investment Management, LLC
AST AllianzGI World Trends Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. BlackRock International Limited
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited
AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.
AST Bond Portfolio 2021	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
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AST Bond Portfolio 2022	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2023	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2024	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2025	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2026	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2027	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2028	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2029	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2030	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2031	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2032	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Capital Growth Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST ClearBridge Dividend Growth Portfolio	Seeks income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC
AST Cohen & Steers Global Realty Portfolio	Seeks capital appreciation and income.	Cohen & Steers Capital Management, Inc. Cohen & Steers Asia Limited Cohen & Steers UK Limited
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC, J.P. Morgan Investment Management, Inc. Martin Currie Inc.
AST Fidelity Institutional AM® Quantitative Portfolio	Seeks long-term capital growth balanced by current income.	FIAM LLC
AST Franklin 85/15 Diversified Allocation Portfolio (formerly AST Legg Mason Diversified Growth Portfolio)	Seeks high risk-adjusted returns compared to its blended index.	Brandywine Global Investment Management, LLC ClearBridge Investments, LLC Franklin Advisers, Inc. QS Investors, LLC Western Asset Management Company, LLC. Western Asset Management Company Limited
AST Global Bond Portfolio (formerly AST Wellington Management Global Bond Portfolio)	Seeks to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index.	AllianceBernstein L.P. Goldman Sachs Asset Management, L.P. Wellington Management Company LLP
AST Goldman Sachs Small-Cap Value Portfolio	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
AST Government Money Market Portfolio	Seeks high current income and maintain high levels of liquidity.	PGIM Fixed Income
AST High Yield Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	J.P. Morgan Investment Management, Inc. PGIM Fixed Income
AST Hotchkis & Wiley Large-Cap Value Portfolio	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Growth Portfolio	Seeks long-term capital growth.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
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AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC LSV Asset Management
AST Investment Grade Bond Portfolio	Seeks to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST J.P. Morgan Global Thematic Portfolio	Seeks capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Tactical Preservation Portfolio (formerly AST J.P. Morgan Strategic Opportunities Portfolio)	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Jennison Large-Cap Growth Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
AST Large-Cap Core Portfolio (formerly AST QMA Large-Cap Portfolio)	Seeks long-term capital appreciation.	QMA LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Allocation Portfolio	Seeks total return.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST MFS Large-Cap Value Portfolio	Seeks capital appreciation.	Massachusetts Financial Services Company
AST Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Massachusetts Financial Services Company Victory Capital Management Inc.
AST Mid-Cap Value Portfolio (formerly AST Neuberger Berman/LSV Mid-Cap Value Portfolio)	Seeks capital growth.	Massachusetts Financial Services Company Wellington Management Company LLP Victory Capital Management Inc.
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST Prudential Core Bond Portfolio	Seeks to maximize total return consistent with the long-term preservation of capital.	PGIM Fixed Income
AST Prudential Growth Allocation Portfolio	Seeks total return.	Jennison Associates LLC PGIM Fixed Income PGIM Real Estate QMA LLC
AST QMA US Equity Alpha Portfolio	Seeks long term capital appreciation.	QMA LLC
AST Quantitative Modeling Portfolio	Seeks a high potential return while attempting to mitigate downside risk during adverse market cycles.	PGIM Investments LLC QMA LLC
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	Victory Capital Management Inc. Wellington Management Company, LLP
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. LMCG Investments, LLC
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Growth Opportunities Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc. T. Rowe Price International, Ltd. T. Rowe Price Japan, Inc. T. Rowe Price Hong Kong Limited
AST T. Rowe Price Large-Cap Growth Portfolio	Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio	Seeks long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.	T. Rowe Price Associates, Inc.
AST Wellington Management Hedged Equity Portfolio	Seeks to outperform a mix of 50% Russell 3000 Index, 20% MSCI Europe, Australasia and the Far East (EAFE) Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies	Wellington Management Company LLP
AST Western Asset Core Plus Bond Portfolio	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	Western Asset Management Company, LLC. Western Asset Management Company Limited
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AST Western Asset Emerging Markets Debt Portfolio	Seeks to maximize total return.	Western Asset Management Company, LLC Western Asset Management Company Limited
PSF Small-Cap Stock Index Portfolio – Class I (formerly PSF Small Capitalization Stock Portfolio – Class I)	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).
Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
Fidelity and Contrafund are registered marks of FMR LLC. Used with permission
Personnel of Goldman Sachs Asset Management International, an affiliate of Goldman Sachs Asset Management, L.P., may perform certain delegated responsibilities for GSAM, may act on behalf of GSAM, or may perform functions that otherwise support the sub-advisory services provided to the Portfolio.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the portfolios of the Advanced Series Trust (AST). AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the portfolios of AST.
PGIM Investments LLC manages each of the portfolios of the Prudential Series Fund (PSF).
PGIM Real Estate is a business unit of PGIM, Inc.
LIMITATIONS WITH OPTIONAL BENEFITS
As a condition to your electing certain optional benefits, we limit the Investment Options to which you may allocate your Account Value. Broadly speaking, we offer two groups of “Permitted Sub-accounts”. Under the first group (Group I), your allowable Investment Options are more limited, but you are not subject to mandatory quarterly rebalancing. We call the second group (Group II) our “Custom Portfolios Program.” The Custom Portfolios Program offers a larger menu of portfolios, but you are subject to certain other restrictions. Specifically:
•you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST BlackRock/Loomis Sayles Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, and/or the AST Prudential Core Bond Portfolio); and
•you may allocate up to 80% in the portfolios listed in the table below; and
•on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Sub-accounts used with this Program, so that the percentages devoted to each portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the pre-determined mathematical formula inherent in the benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program, we will re-balance your Sub-accounts so that the percentages devoted to each portfolio remain the same as those in effect when you began the Custom Portfolios Program (subject to the predetermined mathematical formula inherent in the benefit); and
•between quarter-ends, you may re-allocate your Account Value among the Investment Options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation; and
•if you are already participating in the Custom Portfolios Program and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.
While those who do not participate in any optional benefit generally may invest in any of the Investment Options described in the prospectus, only those who participate in the optional benefits listed in Group II below may participate in the Custom Portfolios Program. Please note that the Custom Portfolios Program is not available with any of the Highest Daily Lifetime Income v2.1 and 2.0 benefits. If you currently have an optional death benefit that allows you to participate in the Custom Portfolios Program and wish to elect a Highest Daily Lifetime Income v2.1 benefit, you may not continue to invest under the Custom Portfolios Program. Instead, you will have to allocate your Account Value to the Investment Options permitted for the Highest Daily Lifetime Income v2.1 benefit at the time you elect it. If you participate in the Custom Portfolios Program, you may not participate in other Automatic Rebalancing Programs. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any portfolio in which you participated immediately prior to the modification or termination. If you are not participating in the Custom Portfolios Program at the time of any modification or termination, or if you voluntarily transfer your Account Value out of the Custom Portfolios Program after any modification or termination, we may restrict your further eligibility to participate in the Custom Portfolios Program.
In the following tables, we set forth the optional benefits that you may have if you also participate in the Group I or Group II programs, respectively.
Group I: Allowable Benefit Allocations

Highest Daily Lifetime Income v2.1	AST Academic Strategies Asset Allocation Portfolio
Spousal Highest Daily Lifetime Income v2.1	AST Advanced Strategies Portfolio
Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit	AST AllianzGI World Trends Portfolio
Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit	AST Balanced Asset Allocation Portfolio
Highest Daily Lifetime Income 2.0	AST BlackRock Global Strategies Portfolio
Spousal Highest Daily Lifetime Income 2.0	AST Capital Growth Asset Allocation Portfolio
Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit	AST Fidelity Institutional AM® Quantitative Portfolio
Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit	AST J.P. Morgan Global Thematic Portfolio
Highest Daily Lifetime Income	AST J.P. Morgan Tactical Preservation Portfolio
Spousal Highest Daily Lifetime Income	AST MFS Growth Allocation Portfolio
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Highest Daily Lifetime 6 Plus	AST Preservation Asset Allocation Portfolio
Spousal Highest Daily Lifetime 6 Plus	AST Prudential Growth Allocation Portfolio
GRO Plus II	AST T. Rowe Price Asset Allocation Portfolio
Highest Daily GRO II	AST Wellington Management Hedged Equity Portfolio
Highest Anniversary Value Death Benefit
Group II: Custom Portfolios Program

Highest Daily Lifetime Income	AST Academic Strategies Asset Allocation Portfolio
Spousal Highest Daily Lifetime Income	AST Advanced Strategies Portfolio
Highest Daily Lifetime 6 Plus	AST AllianzGI World Trends Portfolio
Spousal Highest Daily Lifetime 6 Plus	AST Balanced Asset Allocation Portfolio
GRO Plus II	AST BlackRock Global Strategies Portfolio
Highest Daily GRO II	AST BlackRock Low Duration Bond Portfolio
Highest Anniversary Value Death Benefit	AST BlackRock/Loomis Sayles Bond Portfolio
AST Capital Growth Asset Allocation Portfolio
AST ClearBridge Dividend Growth Portfolio
AST Cohen & Steers Global Realty Portfolio
AST Cohen & Steers Realty Portfolio
AST Emerging Markets Equity Portfolio
AST Fidelity Institutional AM® Quantitative Portfolio
AST Global Bond Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Government Money Market Portfolio
AST High Yield Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Tactical Preservation Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Allocation Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Mid-Cap Growth Portfolio
AST Mid-Cap Value Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio
AST QMA US Equity Alpha Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Western Asset Core Plus Bond Portfolio

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FEES, CHARGES AND DEDUCTIONS
In this section, we provide detail about the charges you incur if you own the Annuity.
The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.
With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit Value of your investment in each Sub-account, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.
Contingent Deferred Sales Charge (“CDSC”): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, other promotional expenses and, in the case of the X Series, the cost of providing a Purchase Credit. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal (except that there is no CDSC on the C Series Annuity). The CDSC is calculated as a percentage of your Purchase Payment (not including any Purchase Credit applied on the X Series) being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is taken on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the X Series, the B Series, and the L Series are shown under “Summary of Contract Fees and Charges” earlier in this prospectus.
With respect to a partial withdrawal, we calculate the CDSC by assuming that any available charge free withdrawal amount is taken out first (see “Charge Free Withdrawal Amounts” later in this prospectus). If the charge free withdrawal amount is not sufficient, we then assume that any remaining amount of a partial withdrawal is taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (including gains), as described in the examples below.
EXAMPLES
These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges. The examples illustrate how the CDSC would apply to reduce your Account Value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the “Charge Free Withdrawal Amount,” is not subject to the CDSC. The Charge free withdrawal Amount is equal to 10% of all Purchase Payments currently subject to a CDSC in each year and is described in more detail in “Access to Account Value,” later in this prospectus.
Assume you purchase your B Series Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity.
Example 1
Assume the following:
•two years after the purchase, your Account Value is $85,000 (your Purchase Payment of $75,000 plus $10,000 of investment gain);
•the charge free withdrawal amount is $7,500 ($75,000 x .10);
•the applicable CDSC is 6%.
If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the charge free withdrawal amount. The remaining amount of your withdrawal is subject to the 6% CDSC.
Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your Annual Income Amount through our systematic withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal may be deducted from your Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount.
•If you request a gross withdrawal, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this case, the CDSC would equal $2,550 (($50,000 – the charge free withdrawal amount of $7,500 = $42,500) x .06 = $2,550). You would receive $47,450
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($50,000 – $2,550). To determine your remaining Account Value after your withdrawal, we reduce your initial Account by the amount of your requested withdrawal. In this case, your Account Value would be $35,000 ($85,000 – $50,000).
•If you request a net withdrawal, we first determine the entire amount that will need to be withdrawn in order to provide the requested payment. We do this by first subtracting the charge free withdrawal amount and dividing the resulting amount by the result of 1 minus the surrender charge. Here is the calculation: $42,500/(1 – 0.06) = $45,212.77. This is the total amount to which the CDSC will apply. The amount of the CDSC is $2,712.77. Therefore, in order to for you to receive the full $50,000, we will need to deduct $52,712.77 from your Account Value, resulting in remaining Account Value of $32,287.23.
Example 2
Assume the following:
•you took the withdrawal described above as a gross withdrawal;
•two years after the withdrawal described above, the Account Value is $48,500 ($35,000 of remaining Account Value plus $13,500 of investment gain);
•the charge free withdrawal amount is still $7,500 because no additional Purchase Payments have been made and the Purchase Payment is still subject to a CDSC; and
•the applicable CDSC in Annuity Year 4 is now 5%.
If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the charge free withdrawal amount. The remaining $2,500 is subject to the 5% CDSC or $125 and you will receive $9,875.
See “Charge Free Withdrawal Amounts” later in this prospectus for a discussion as to how this might affect an optional living benefit you may have. Please be aware that under the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income and Highest Daily Lifetime Income 6 plus suites of benefits: (a) for a gross withdrawal, if the amount requested exceeds the Annual Income Amount, the excess portion will be treated as Excess Income and (b) for a net withdrawal, if the amount you receive plus the amount of the CDSC deducted from your Account Value exceeds the Annual Income Amount, the excess portion will be treated as Excess Income (which has negative consequences under those benefits).
Upon surrender, we calculate a CDSC based on any Purchase Payments that remain in your Account Value on the date of the surrender (and after all other withdrawals have been taken). If you have made prior partial withdrawals or if your Account Value has declined in value due to negative Sub-account performance, the Purchase Payments used in the calculation may be greater than your remaining Account Value. Consequently, a higher CDSC may result than if we had calculated the CDSC as a percentage of remaining Account Value.
We may waive any applicable CDSC under certain circumstances described below in “Exceptions/Reductions to Fees and Charges.”
Transfer Fee: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20th in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or Custom Portfolio Program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. Transfers made through any electronic method or program we specify are not counted toward the 20 free transfers. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.
Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $30 or 2% of your Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out from the Sub-accounts pro rata. The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value and is only assessed if the Account Value is less than $25,000 at the time the fee is due.
Insurance Charge: We deduct an Insurance Charge daily based on the annualized rate shown in the “Summary of Contract Fees and Charges.” The charge is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under each Annuity, including each Annuity’s basic Death Benefit (as described in the “Minimum Death Benefit” subsection in “Death Benefits” later in this prospectus) that, subject to the Annuity’s terms and conditions, provides guaranteed benefits to your Beneficiaries even if your Account Value declines. The Insurance Charge also compensates us for the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge further compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. Each Annuity has a different Insurance Charge during the first 9 Annuity Years. However, for the L Series, X Series, and C Series, on the Valuation Day immediately following the 9th Annuity Anniversary, the Insurance Charge drops to 1.30% annually (the B Series Insurance Charge is a constant
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1.30%). Please refer to the section entitled “Valuing Your Investment” for more information about how the units are impacted when the Insurance Charge decreases to 1.30%.
Charges for Optional Benefits: If you elect to purchase optional benefits, we will deduct an additional charge. This charge compensates us for the guarantees provided by the living benefit (as described in “Optional Living Benefits” later in this prospectus) and the risk the persons we guarantee living benefit payments to will live longer than our assumptions. For some optional benefits, the charge is assessed against your Account Value allocated to the Sub-accounts. These charges are included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Income v2.1, the charge is assessed against the greater of the Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts quarterly. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.
Settlement Service Charge: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which compensates us for the cost of providing administrative services in connection with the Beneficiary Continuation Option. This charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1%.
Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees and short sale expenses that may apply. These fees and expenses are assessed against each Portfolio’s net assets, and reflected daily by each Portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary prospectuses and prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888 or at www.prudential.com.
ANNUITY PAYMENT OPTION CHARGES
If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.
Tax Charge
We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you may pay under the Annuity. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity. We reserve the right to change these tax practices.

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PURCHASING YOUR ANNUITY
Please note that these Annuities are no longer available for new sales. The information provided in this section is for informational purposes only.
REQUIREMENTS FOR PURCHASING THE ANNUITY
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.
Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series, C Series, and L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. That required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments,” below.
Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey by wiring funds through your financial professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.
Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. Investment restrictions will apply if you elect an optional benefit.
Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law.  You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the Total Insurance Charge and may be subject to Sub-account fluctuations If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the Annuity we must receive the application, in good order, before the oldest of the Owner(s) and Annuitant(s) turns age 81 for the X Series and age 86 for the B Series, L Series, and C Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If you purchase a Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. The availability and level of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity-owned) on the Issue Date of the Annuity or the date of the Owner’s death. In addition, the broker-dealer firm through which
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you are purchasing an Annuity may impose a younger maximum issue age than what is described above - check with the broker-dealer firm for details. The “Annuitant” refers to the natural person upon whose life annuity payments payable to the Owner are based.
Additional Purchase Payments: Currently you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer or “EFT” purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner’s 86th birthday or (ii) for entity-owned Annuities, the Annuitant’s 86th birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero. Additionally, effective December 31, 2020, additional purchase payments are not permitted after the first anniversary of the election of any optional benefit.
Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account.
If you have elected a living benefit where we currently limit additional Purchase Payments received after the first anniversary of the benefit effective date to $50,000 in each benefit year, we will permit contributions into your SEP Annuity contract up to the annual IRS limits. For additional information regarding the IRS limits applicable to SEP Annuity contracts see “Qualified Annuities” section in “Tax Considerations” for additional information.
For Annuities that have one of the Highest Daily Lifetime Income v2.1 benefits, we may limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
•if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));
•if we are not then offering this benefit for new issues; or
•if we are offering a modified version of this benefit for new issues.
If we exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the Highest Daily Lifetime Income v2.1 benefit that you selected to the level you originally intended. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities. Please see the “Living Benefits” section later in this prospectus for further information on additional Purchase Payments.
Depending on the tax status of your Annuity (e.g., if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see “Tax Considerations” for additional information on these contribution limits.
Additional Purchase Payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1,000,000, as described in detail in “Initial Purchase Payment,” above.
PURCHASE CREDITS UNDER THE X SERIES
As detailed below, we apply a “Purchase Credit” to your Annuity’s Account Value with respect to certain Purchase Payments you make under the X Series Annuity. The Purchase Credit is equal to a percentage of each Purchase Payment. To determine the amount of the Purchase Credit, we multiply the amount of the Purchase Payment by the applicable Purchase Credit percentage.
With respect to Purchase Payments (of any amount) received during Annuity Years 1 through 4, the credit percentage will equal 6%, so long as the oldest Owner (or Annuitant, if entity-owned) of the Annuity is younger than 82 at the time the Purchase Payment is made. If the oldest Owner (or Annuitant, if entity-owned) is aged 82-85 at the time the Purchase Payment (of any amount) is made, the credit percentage will equal 3% during Annuity Years 1-4. With respect to Purchase Payments received on the fourth anniversary of the Issue Date and thereafter, regardless of the Owner or Annuitant’s age, the credit percentage will be 0%.
Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the Investment Options in the same ratio as the applicable Purchase Payment is applied.
We do not consider the Purchase Credit as an “investment in the contract” for income tax purposes.
Example of Applying the Purchase Credit
Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 × .06) to your Account Value in the proportion that your Purchase Payment is allocated.
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Recapture of Purchase Credits
The amount of any Purchase Credit applied to your X Series Account Value can be recaptured by Pruco Life of New Jersey under certain circumstances. Namely:
•if you Free Look your Annuity, the amount returned to you will not include the amount of any Purchase Credit.
•if you exercise the Medically-Related Surrender feature of this Annuity, we will recapture any Purchase Credit that was granted during the 12 months preceding the date your request for such a surrender was received by us in Good Order.
The amount we recapture will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be recaptured. But if there was a loss on the Purchase Credit, the amount we recapture will still equal the amount of the Purchase Credit.
DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY
Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.
•Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with an instruction that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity owners or an entity owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).
•Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a “Key Life” which is used to determine the annual required distributions.
Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term “Successor” is used. If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract unless you elect an alternative Beneficiary designation.
Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.
“Beneficiary” Annuity
You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent’s account into one of the Annuities described in this prospectus and receive distributions that are required by the tax laws. This transfer option is not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a “Beneficiary Continuation Option”.
Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent’s death, using Table 1 in IRS Publication 590-B. We do not assess a CDSC (if applicable) on distributions from your Annuity if you are required by law to take such distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate and is paid out through a program of Systematic Withdrawals that we make available.
For IRAs and Roth IRAs, distributions must begin by December 31st of the year following the year of the decedent’s death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 ½ (72 for those who would have reached age 70 ½ after 2019). However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in “Tax Considerations”.
For nonqualified Annuities, distributions must begin within one year of the decedent’s death. For additional information regarding the tax considerations applicable to Beneficiaries of a non-qualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in “Tax Considerations”.
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You may take withdrawals in excess of your required distributions, however such withdrawals may be subject to the Contingent Deferred Sales Charge. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.
The Annuity provides a basic Death Benefit upon death, and you may name “successors” who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.
Please note the following additional limitations for a Beneficiary Annuity:
•No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.
•You may not elect any optional living or death benefits.
•You may not annuitize the Annuity; no annuity options are available.
•You may participate only in the following programs: Auto Rebalancing, Dollar Cost Averaging, or Systematic Withdrawals.
•You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.
•If the Annuity is funded by means of transfer from another Beneficiary Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
•The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or become irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request.  If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.
•If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
•If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.
RIGHT TO CANCEL
You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it. The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of this Annuity by mail is effective on being postmarked, properly addressed and postage prepaid. Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Date we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity less any applicable federal income tax withholding. Under the X Series, we will recapture any Purchase Credits upon your exercise of this Free Look right. Please note that if you purchased the Annuity as a replacement for another Annuity, your Free Look period is 60 days.
SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. Investment restrictions will apply if you elect optional benefits. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.
SALARY REDUCTION PROGRAMS
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.
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MANAGING YOUR ANNUITY
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
•a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;
•a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;
•a new Annuitant prior to the Annuity Date if the Owner is an entity;
•a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;
•any permissible designation change if the change request is received at our Service Office after the Annuity Date;
•a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and
•a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.
To the extent permitted under law, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We accept assignments of non-qualified Annuities only.
We reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
•a company(ies) that issues or manages viatical or structured settlements;
•an institutional investment company;
•an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or
•a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular time frame. There are restrictions on designation changes when you have elected certain optional benefits.
A change of Owner, Annuitant or Beneficiary will take effect on the date the notice of change is signed. Any change we accept is subject to any transactions processed by us before we receive the notice of change.
Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefits section later in this prospectus for additional details.
Spousal Designations
If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract unless you designate a different Beneficiary. Note that we will not split an Annuity due to divorce. Any such division will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”).
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Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. See “Spousal Continuation of Annuity” in “Death Benefits” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.
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MANAGING YOUR ACCOUNT VALUE
There are several programs we administer to help you manage your Account Value. We describe our current programs in this section.
DOLLAR COST AVERAGING PROGRAM
We offer a Dollar Cost Averaging Program during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts (if you make no selection, we will effect transfers on a monthly basis).
There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining Sub-account.
AUTOMATIC REBALANCING PROGRAMS
During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The “Accumulation Period” refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.
If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that makes transfers under a pre-determined mathematical formula, and you have elected Automatic Rebalancing, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of Automatic Rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing program.
FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
Unless you direct us otherwise, your financial professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. If your financial professional has this authority, we deem that all such transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your financial professional until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such financial professional. We will notify you and your financial professional if we implement any such restrictions or prohibitions.
Please Note: Contracts managed by your financial professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled “Restrictions On Transfers Between Investment Options”. We may also require that your financial professional transmit all financial transactions using the electronic trading functionality available through our website (www.prudential.com). Limitations that we may impose on your financial professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this prospectus.
For certain Broker Dealers: If instructed by your Broker Dealer, we may allow your financial professional to effectuate withdrawals on your behalf. In the event you do not wish that your financial professional have this authority, please contact us immediately.
RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.
Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the dollar cost averaging program, an asset rebalancing program, or pursuant to a mathematical formula required as part of an optional benefit (e.g., Highest Daily Lifetime Income). The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program or the predetermined mathematical formula.
Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we
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(i) do not view a facsimile transmission or other electronic transmission as a “writing”, (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involve the Sub-account corresponding to the AST Government Money Market Sub-account, or any transfer that involves one of our systematic programs, such as automated withdrawals.
Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by its Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
•With respect to each Sub-account (other than the AST Government Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto rebalancing or under a pre-determined mathematical formula used with an optional living benefit; and (ii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
•We reserve the right to effect transfers on a delayed basis for all Annuities. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.
If we deny one or more transfer requests under the foregoing rules, we will inform you or your financial professional promptly of the circumstances concerning the denial.
There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a financial professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the financial professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an financial professional) and will not waive a transfer restriction for any Owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines
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the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.
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ACCESS TO ACCOUNT VALUE
TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
During the Accumulation Period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Charge free withdrawals.” Unless you notify us differently as permitted, partial withdrawals are taken pro rata (i.e. “pro rata” meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.
If you have an optional living benefit, and you take a withdrawal deemed to be Excess Income that brings your Account Value to zero, both the benefit and the Annuity itself will terminate. See “Living Benefits” later in this prospectus for more information.
TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES
Prior to Annuitization
For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59 ½, you may be subject to a 10% tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.
During the Annuitization Period
During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.
CHARGE FREE WITHDRAWAL AMOUNTS
You can make a full or partial withdrawal from any of the Annuities during the Accumulation Period, although a CDSC, and tax consequences may apply. There is no CDSC with respect to the C Series. A CDSC may apply to the X Series, B Series, and L Series, but each Annuity offers a “Charge free withdrawal” amount that applies only to partial withdrawals. The Charge free withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Charge free withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments (excluding Purchase Credits) that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Charge free withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Charge free withdrawal amount to the next Annuity Year. With respect to the C Series, because any withdrawal is free of a CDSC, the concept of “Charge free withdrawal” is not applicable.
•The Charge free withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Charge free withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity.
•You can also make partial withdrawals in excess of the Charge free withdrawal amount. The minimum partial withdrawal you may request is $100.
Example. This example assumes that no withdrawals have previously been taken.
On January 3, to purchase your B Series Annuity, you make an initial Purchase Payment of $20,000.
On January 3 of the following year, you make a subsequent Purchase Payment to your B Series Annuity of $10,000.
•Because in Annuity Year 1 your initial Purchase Payment of $20,000 is still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Charge free withdrawal amount in Annuity Year 1 equals $20,000 × 0.10, or $2,000.
•Because in Annuity Year 2 both your initial Purchase Payment of $20,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Charge free withdrawal amount in Annuity Year 2 equals $20,000 × 0.10, plus $10,000 × 0.10, or $2,000 + $1,000 for a total of $3,000.
To determine if a CDSC applies to partial withdrawals, we first determine if you have previously withdrawn all Purchase Payments. If so, no CDSC applies. If you have not previously withdrawn all Purchase Payments, we:
1.First determine what, if any, amounts qualify as a Charge free withdrawal. These amounts are not subject to the CDSC.
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2.Next determine what, if any, remaining amounts are in excess of the Charge free withdrawal amount. These amounts will be treated as withdrawals of Purchase Payments, as described in “Fees, Charges and Deductions – Contingent Deferred Sales Charge (“CDSC”)” earlier in this prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis.
3.Withdraw any remaining amounts from any other Account Value (including gains).
Your withdrawal will include the amount of any applicable CDSC. Generally, you can request a partial withdrawal as either a “gross” or “net” withdrawal. In a “gross” withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. Therefore, you may receive less than the dollar amount you specify. In a “net” withdrawal, you request a withdrawal for an exact dollar amount, with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Account Value. Therefore, a larger amount may be deducted from your Account Value than the amount you specify. We will deduct the partial withdrawal from your Account Value in accordance with your instructions, although if you are participating in an optional living benefit, your withdrawal must be taken pro rata from each of your Investment Options. If you do not provide instruction on how you want the withdrawal processed, we will process the withdrawal as a gross withdrawal.
Please be aware that although a given partial withdrawal may qualify as a charge free withdrawal for purposes of avoiding a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under one of the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income or Highest Daily Lifetime 6 Plus Suite of benefits. In that scenario, the partial withdrawal would be deemed “Excess Income” – thereby reducing your Annual Income Amount for future years. For example, if the Annual Income Amount under Highest Daily Lifetime Income v2.1 were $2,000 and a $2,500 withdrawal that qualified as a charge free withdrawal were made, the withdrawal would be deemed Excess Income, in the amount of $500.
SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD
Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Systematic Withdrawals can be made from your Account Value allocated to the Sub-accounts. Please note that Systematic Withdrawals may be subject to any applicable CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

Systematic Withdrawals based on the charge free amount may be available, but only if the contract is still within the surrender charge period. The withdrawals will be calculated based only on the purchase payments that are still subject to CDSC.
If you have not elected an optional living benefit, we will withdraw Systematic Withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for Systematic Withdrawals, we will withdraw Systematic Withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. “Pro rata” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw Systematic Withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.
If you have certain optional living benefits that guarantee Lifetime Withdrawals (e.g., Highest Daily Lifetime Income v2.1) and elect, or have elected, to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:
•Systematic Withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.
•If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Annual Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.
•If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, it is important to note that these Systematic Withdrawals may result in Excess Income which will negatively impact your Annual Income Amount available in future Annuity Years. A combination of partial withdrawals and Systematic Withdrawals for an amount greater than your Annual Income Amount will further negatively impact your future Annual Income Amount.
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•For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Living Benefits” later in this prospectus.
•If you are taking your entire Annual Income Amount through the systematic withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE
If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% additional tax on distributions made prior to age 59 ½ if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as nonqualified annuities, the Code may provide a similar exemption from additional tax under Section 72(q) of the Code. Systematic Withdrawals under Sections 72(t)/72(q) may be subject to a CDSC (except that no CDSC applies to the C Series). To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 ½ that are not subject to the 10% additional tax.
Please note that if a withdrawal under 72(t) or 72(q) is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then, we will process the withdrawal on the last Valuation Day prior to December 25th of that year.
REQUIRED MINIMUM DISTRIBUTIONS
Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of Systematic Withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans.
The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see “Living Benefits” for further information relating to Required Minimum Distributions if you own a living benefit.
In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.
Please note that if a Required Minimum Distribution is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then, we will process the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.
See “Tax Considerations” for a further discussion of Required Minimum Distributions. For the impact of Required Minimum Distributions on optional benefits and Excess Income, see “Living Benefits – Highest Daily Lifetime Income v2.1 Benefit – Required Minimum Distributions.”
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SURRENDERS
SURRENDER VALUE
During the Accumulation Period you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable CDSC, any charges assessable as a deduction from the Account Value for any applicable optional benefit charge, and any Annual Maintenance Fee.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see “Living Benefits – Non-Lifetime Withdrawal Feature”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Options” later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.
MEDICALLY-RELATED SURRENDERS
You may request to surrender all or part of your X Series, B Series, or L Series Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event“ as described below (a “Medically-Related Surrender”). The CDSC and this waiver are not applicable to the C Series.
If you request a full surrender, the amount payable will be your Account Value minus the amount of any Purchase Credits applied within 12 months prior to your request in Good Order to surrender your Annuity. With respect to partial surrenders, we similarly reserve the right to recapture Purchase Credits. Although a CDSC will not apply to qualifying Medically-Related Surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59  1/2 may be subject to a 10% additional tax and other tax consequences – see “Tax Considerations” later in this prospectus.
This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
•If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;
•If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
•If the Owner is one or more natural persons, all such Owners must also be alive at such time;
•We must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;
•no additional Purchase Payments can be made to the Annuity; and
•Proceeds will only be sent by check or electronic fund transfer directly to the Owner.
We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned) is:
•first confined in a “Medical Care Facility” after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or
•first diagnosed as having a “Fatal Illness” after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.
“Fatal Illness” means a condition (a) diagnosed by a licensed physician; and (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. “Medical Care Facility” means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically-necessary in-patient care, which is (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records.
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ANNUITY OPTIONS
Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the “Living Benefits” section in this prospectus for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). You may change your choices before the Annuity Date.
If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.
If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2000 on the Annuity Date.
Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.
Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Please note that you may not annuitize within the first Annuity Year.
For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.
Option 1
Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the “period certain”), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies during before the end of period certain, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.
Option 2
Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Other Annuity Options We May Make Available
At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:
•Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.
•Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
•Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. If the Annuitants’ joint life expectancy is less than the period certain, we will
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institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.
For qualified annuities, the period certain option may be limited to 10 years or less depending on the circumstances.
We reserve the right to cease offering any of these other annuity options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.
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LIVING BENEFITS
Pruco Life of New Jersey offers different optional living benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of these optional living benefits. Depending on which optional living benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:
•protecting a principal amount from decreases in value due to investment performance;
•guaranteeing a minimum amount of growth to be used as the basis for lifetime withdrawals; or
•providing spousal continuation of certain benefits.
The following "living benefits" are available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm.
•Highest Daily Guaranteed Return Option II (HD GRO II)
•Guaranteed Return Option Plus II (GRO PLUS II)
The following optional benefits will no longer be available for new business or post-issue election:
We offered the following "living benefits" for post-issue election until December 31, 2020
•Highest Daily Lifetime Income v2.1
•Spousal Highest Daily Lifetime Income v2.1
•Highest Daily Lifetime Income v2.1 With Highest Annual Death Benefit
•Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit
We previously offered the following optional living benefits during the periods indicated.

Offered from August 20, 2012 to February 24, 2013:
•Highest Daily Lifetime Income 2.0
•Spousal Highest Daily Lifetime Income 2.0
•Highest Daily Lifetime Income 2.0 With Highest Annual Death Benefit
•Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit

Offered from January 24, 2011 to August 19, 2012:
•Highest Daily Lifetime Income
•Spousal Highest Daily Lifetime Income
Offered from March 15, 2010 to January 23, 2011:
•Highest Daily Lifetime 6 Plus Income
•Spousal Highest Daily Lifetime 6 Plus Income

Please see Appendix D for information pertaining to the Highest Daily Lifetime Income 2.0 Suite of benefits; Appendix C for information pertaining to the Highest Daily Lifetime Income Suite of benefits; and Appendix B for information pertaining to the Highest Daily Lifetime 6 Plus Suite of benefits.
Each living benefit requires your participation in a predetermined mathematical formula that may transfer your account value between the Sub-accounts you have chosen from among those we permit with the benefit (i.e., the “Permitted Sub-accounts” – see “Investment Options” for lists of Permitted Sub-accounts available by optional benefit) and certain bond portfolio Sub-accounts of AST. The Highest Daily Lifetime Income v2.1 Suite of benefits, Highest Daily Lifetime Income 2.0 Suite of benefits, Highest Daily Lifetime Income Suite of benefits, and Highest Daily Lifetime 6 Plus Suite of benefits use one predetermined mathematical formula. GRO Plus II and HD GRO II each uses a separate and different predetermined mathematical formula. Under the predetermined mathematical formula used with the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income and Highest Daily Lifetime 6 Plus Suite of benefits, your Account Value may be transferred between certain “Permitted Sub-accounts” and the AST Investment Grade Bond Sub-account. Under each predetermined mathematical formula used with GRO Plus II and HD GRO II, your Account Value may be transferred between certain “Permitted Sub-accounts” and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. The formulas differ because of the nature of the underlying guarantees, and thus could result in different transfers of account value over time. Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. The investment requirements and the formula do not guarantee any reduction in risk or volatility or any increase in Account Value. In fact, the investment requirements could mean that you miss appreciation opportunities in other investment options. The formula could mean that you miss opportunities for investment gains in your selected Sub-accounts while Account Value is allocated to the applicable AST bond portfolio Sub-account, and there is no guarantee that the applicable AST bond portfolio Sub-account will not lose value. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.
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Here is a general description of each kind of living benefit that exists under this Annuity:
Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Highest Daily Lifetime Income v2.1 is one example of this type of benefit. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence.
Under any of the Guaranteed Lifetime Withdrawal Benefits (e.g., Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, and Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit), withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.
Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that your Account Value is guaranteed to be at least a specified amount at some point in the future. Thus, these benefits may be appropriate for an annuity Owner who wants a guaranteed minimum Account Value after a specified number of years. Because the guarantee inherent in the benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. HD GRO II is one example of this type of benefit.
Please refer to the benefit description that follows for a complete description of the terms, conditions and limitations of each optional benefit. See the chart in the “Investment Options” section of the prospectus for a list of Investment Options available and permitted with each benefit. We reserve the right to terminate a benefit if you allocate funds into non-permitted Investment Options. You should consult with your financial professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims paying ability.
Termination of Existing Benefits and Election of New Benefits
If you elect an optional living benefit, you may subsequently terminate the benefit and elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period for such an election (you may elect a new benefit beginning on the next Valuation Day), provided that upon such an election, your Account Value must be allocated to the Investment Options permitted for the optional benefit. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may not provide the same guarantees and/or may be more expensive than the benefit you are terminating. Effective December 31, 2020, if you currently have an optional benefit and you terminate it, you will not be permitted to re-elect it in the future. It is important to note that the limit is based on your benefit election date and not a calendar year and may also be different than your contract anniversary. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
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HIGHEST DAILY LIFETIME® INCOME v2.1 BENEFIT
This optional benefit will no longer be available for new business or post-issue election.
Highest Daily Lifetime Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit, for new elections at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income v2.1 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
The income benefit under Highest Daily Lifetime Income v2.1 currently is based on a single “designated life” who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see the following sections in this prospectus: “Spousal Highest Daily Lifetime Income v2.1 Benefit”, “Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit” and “Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit”.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
(2)the Account Value on the current Valuation Day.
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The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
(1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
(2)the Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Highest Daily Lifetime Income v2.1
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59  1/2; 4% for ages 59  1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
•If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
•If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
While Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
•if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
•if we are not then offering this benefit for new issues; or
•if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values
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associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v2.1. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income v2.1 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both of the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up is set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. As a result, these examples may not reflect the probable results of the benefit. Assume the following for all three examples:
•The Issue Date is November 1
•Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year
•The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1
•The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that
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Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00
*    In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
•The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.
•This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.
•The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.
•The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year’s Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
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Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
•The Issue Date is December 3
•Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year
•The Account Value at benefit election was $105,000
•The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1
•No previous withdrawals have been taken under Highest Daily Lifetime Income v2.1
On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70½ (72 for those who would have reached age 70½ after 2019) and by December 31st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
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If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
▪the remaining Annual Income Amount for that Annuity Year; plus
▪the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2020 to 12/31/2020	06/01/2020 to 05/31/2021	01/01/2021 to 12/31/2021
Assume the following:
•RMD Amount for Both Calendar Years = $6,000;
•Annual Income Amount = $5,000; and
•A withdrawal of $2,000 was taken on 07/01/2019 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2020 and 05/31/2020 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
•The remaining Annual Income for that Annuity Year ($3,000); plus
•The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2020.
Other Important Information
•If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
•If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.
•If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Benefits Under Highest Daily Lifetime Income v2.1
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income v2.1 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.
•Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
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•In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
Other Important Considerations
•Withdrawals under Highest Daily Lifetime Income v2.1 are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program and you elect this benefit, the program must withdraw funds pro rata.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge free withdrawal amount. For example, if your Charge free withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com.
•Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
•If you elected this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v2.1 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)
Charge for Highest Daily Lifetime Income v2.1
The current charge for Highest Daily Lifetime Income v2.1 is 1.00% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or
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ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income v2.1, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 and terminate it, you cannot re-elect it. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income v2.1 will be based on your Account Value on the effective date of Highest Daily Lifetime Income v2.1. You and your financial professional should carefully consider whether terminating your existing benefit is appropriate for you. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income v2.1 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and you cannot re-elect the benefit.
The benefit automatically terminates upon the first to occur of the following:
(i)your termination of the benefit,
(ii)your surrender of the Annuity,
(iii)the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount)
(iv)our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities)
(v)both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income,
(vi)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value,* or
(vii)you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*
*    Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income v2.1 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge
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for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” and “Termination of Your Highest Daily Lifetime v2.1” earlier in this benefit description.
How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
Overview of the Predetermined Mathematical Formula
Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v2.1 suite of benefits, while managing the risk to Pruco Life of New Jersey associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income v2.1 suite is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”. The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v2.1 suite of benefits. The formula is not investment advice.
The formula is set forth in Appendix H (and is described below).
The predetermined mathematical formula (“formula”) monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.
The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.
Transfer Activity Under the Formula
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Account Value before a transfer to the Bond Sub-account is made.
It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Account Value and your Protected Withdrawal Value;
•The amount of time the benefit has been in effect on your Annuity;
•The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
•Any additional Purchase Payments you made to your Annuity (while the benefit is in effect); and
•Any withdrawals you take from your Annuity (while the benefit is in effect).
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
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At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Account Value and hence a greater impact on if (and how much of) your Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
How the Formula Operates
Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.
(1)First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the “Target Value” or “L”.
(2)Second, we subtract any amounts invested in the Bond Sub-account (“B”) from the Target Value and divide that number by the amount invested in the Permitted Sub-accounts (“V”). We refer to this resulting value as the “Target Ratio” or “R”.
(3)Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.
(4)If a transfer needs to occur, we use another calculation to determine the amount of the transfer.
The Formula is:
R = (L – B)/ V
More specifically, the formula operates as follows:
(1)We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix H) for that day by 5% and by the applicable Annuity Factor found in Appendix H. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income.
Example (assume the Income Basis is $200,000, and the contract is 11  1/2 months old, resulting in an annuity factor of 14.95)
Target Value (L) = $200,000 x 5% x 14.95 = $149,500
(2)Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V).
Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)
Target Ratio (R) = ($149,500 – 0)/$179,500 = 83.3%
(3)If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.
Example: Assuming the Target Ratio is above 83% for a 3rd consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.
(4)In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.
The 90% Cap
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the
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Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.
Monthly Transfers
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:
a)The total value of all your Account Value in the Bond Sub-account, or
b)An amount equal to 5% of your total Account Value.
Other Important Information
•The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Bond Sub-account.
•While you are not notified before a transfer occurs to or from the Bond Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
•Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
•If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
•Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
•If you made additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.
•Additional Purchase Payments to your Annuity do not increase “B” within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.
•If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 ½ (72 for those who would have reached age 70 ½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1 through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
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SPOUSAL HIGHEST DAILY LIFETIME® INCOME v2.1 BENEFIT
This optional benefit will no longer be available for new business or post-issue election.
Spousal Highest Daily Lifetime Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income v2.1 is the spousal version of Highest Daily Lifetime Income v2.1. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income v2.1 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit.
As long as your Spousal Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see the following sections in this prospectus: “Highest Daily Lifetime Income v2.1 Benefit”, “Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit” and “Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit”.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions).
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but
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more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
(2)the Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
(1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
(2)the Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Amount.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income v2.1
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59  1/2; 3.5% for ages 59  1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
•If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
•If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59  1/2; 3.5% for ages 59  1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
While Spousal Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
•if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
•if we are not then offering this benefit for new issues; or
•if we are offering a modified version of this benefit for new issues.
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If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity, in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income v2.1 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both of the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is November 1
•Spousal Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year
•Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income v2.1
•The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).
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Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” excess withdrawal	$2,900.00
Account Value immediately before excess withdrawal of $2,100	$115,100.00
Excess withdrawal amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50
*    In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
•The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.
•This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.
•The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Unadjusted Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.
•The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would
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cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
•The Issue Date is December 3
•Spousal Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year
•The Account Value at benefit election was $105,000
•Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income v2.1
•No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v2.1
On October 3 of the same year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income v2.1 for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime Income v2.1
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income v2.1 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.
•Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
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•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
Other Important Considerations
•Withdrawals under the Spousal Highest Daily Lifetime Income v2.1 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program and you elect this benefit, the program must withdraw funds pro rata.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge free withdrawal amount. For example, if your Charge free withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com.
•Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
•If you elected this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v2.1 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)
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Charge for Spousal Highest Daily Lifetime Income v2.1
The current charge for Spousal Highest Daily Lifetime Income v2.1 is 1.10% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income v2.1 can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v2.1 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
•One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or
•Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or
•One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 and terminate it, you cannot re-elect it. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income v2.1 will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income v2.1. You and your financial professional should carefully consider whether terminating your existing benefit is appropriate for you. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and you cannot re-elect the benefit.
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The benefit automatically terminates upon the first to occur of the following:
(i)upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;
(ii)upon the death of the second designated life;
(iii)your termination of the benefit;
(iv)your surrender of the Annuity;
(v)the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);
(vi)both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;
(vii)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value*; or
(viii)you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*
*    Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income v2.1 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-Account
See “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.
HIGHEST DAILY LIFETIME® INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT
T his optional benefit will no longer be available for new business or post-issue election.
Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit (“HA DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). Highest Daily Lifetime Income v2.1 with HA DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 with HA DB is the predetermined mathematical
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formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Highest Daily Lifetime Income v2.1 is offered with or without the HA DB component; however, you may only elect HA DB with Highest Daily Lifetime Income v2.1, and you must elect the HA DB benefit at the time you elect Highest Daily Lifetime Income v2.1. If you elect Highest Daily Lifetime Income v2.1 without HA DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income v2.1 with HA DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.
The income benefit under Highest Daily Lifetime Income v2.1 with HA DB currently is based on a single “designated life” who is between the ages of 50 and 79 on the benefit effective date and received in Good Order. As long as your Highest Daily Lifetime Income v2.1 with HA DB is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v2.1 with HA DB (including no payment of the Highest Annual Death Benefit Amount). As to the impact of such a scenario on any other optional benefit, please see the following sections in this prospectus: “Highest Daily Lifetime Income v2.1 Benefit”, “Spousal Highest Daily Lifetime Income v2.1 Benefit” and “Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit”.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
(2)the Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
(1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
(2)the Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income v2.1 with HA DB, your Account Value is not guaranteed, can fluctuate and may lose value.
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Key Feature – Annual Income Amount under Highest Daily Lifetime Income v2.1 with HA DB
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59  1/2; 4% for ages 59  1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
•If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
•If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.
While Highest Daily Lifetime Income v2.1 with HA DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
•if we determine that, as a result of the timing and amounts of your additional Purchase Payments and Withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
•if we are not then offering this benefit for new issues; or
•if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 with HA DB. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 with HA DB through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v2.1 with HA DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income
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Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income v2.1 with HA DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is November 1
•Highest Daily Lifetime Income v2.1 with HA DB is elected on August 1 of the following calendar year
•The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1 with HA DB
•The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).
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Here is the calculation:

Annual Income Amount		Highest Annual Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00	Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00	Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00	Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%	Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00	HA DB Amount	$109,420.00
1.31% Reduction in Annual Income Amount	$78.60	1.31% Reduction in Annual Income Amount	$1,433.40
Annual Income Amount for future Annuity Years	$5,921.40	Highest Annual Death Benefit Amount	$107,986.60
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00
*    In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
•The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.
•This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.
•The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.
•The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year’s Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v2.1 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1 with HA DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income
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Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
•The Issue Date is December 3
•Highest Daily Lifetime Income v2.1 with HA DB is elected on September 4 of the following calendar year
•The Account Value at benefit election was $105,000
•The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1 with HA DB
•No previous withdrawals have been taken under Highest Daily Lifetime Income v2.1 with HA DB
On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 with HA DB will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
Highest Annual Death Benefit Amount	$100,992.50
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 ½ (72 for those who would have reached age 70 ½ after 2019) and by December 31st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
•the remaining Annual Income Amount for that Annuity Year; plus
•the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.
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First Calendar Year	Annuity Year	Second Calendar Year
01/01/2020 to 12/31/2020	06/01/2020 to 05/31/2021	01/01/2021 to 12/31/2021
Assume the following:
•RMD Amount for Both Calendar Years = $6,000;
•Annual Income Amount = $5,000; and
•A withdrawal of $2,000 was taken on 07/01/2020 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2021 and 05/31/2021 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
•The remaining Annual Income for that Annuity Year ($3,000); plus
•The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2021.
Other Important Information
•If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
•If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.
•If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Highest Annual Death Benefit
A Death Benefit is payable under Highest Daily Lifetime Income v2.1 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity-owned), also referred to as the “Single Designated Life”, when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Annual Death Benefit Amount described below.
Highest Annual Death Benefit Amount:
On the date you elect Highest Daily Lifetime Income v2.1 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:
(1)The Account Value on the current Valuation Day; and
(2)The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,
•increased by any Purchase Payments made since that anniversary and,
•reduced by the effect of withdrawals made since that anniversary, as described below.
Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income v2.1 with HA DB.
On each anniversary of the benefit effective date, up to and including the date of death of the decedent, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Annual Death Benefit will be calculated on the date of death of the decedent and will be:
•increased by the amount of any additional Adjusted Purchase Payments, and
•reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.
Please note that the Highest Annual Death Benefit Amount is available only until we make Guarantee Payments under Highest Daily Lifetime Income v2.1 with HA DB or annuity payments begin. This means that any withdrawals that reduce your Account Value to zero will also reduce the Highest Annual Death Benefit Amount to zero.
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All other provisions applicable to Death Benefits under your Annuity will continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
Benefits Under Highest Daily Lifetime Income v2.1 with HA DB
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income v2.1 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income v2.1 with HA DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.
•Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as Guarantee Payments. Further, the Guarantee Payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HA DB feature, will terminate and no Death Benefit Amount is payable. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
Other Important Considerations
•Withdrawals under Highest Daily Lifetime Income v2.1 with HA DB are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge free withdrawal amount. For example, if your Charge free withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com.
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•Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
•If you elected this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v2.1 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)
Charge for Highest Daily Lifetime Income v2.1 with HA DB
The current charge for Highest Daily Lifetime Income v2.1 with HA DB is 1.40% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.35% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income v2.1 with HA DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1 with HA DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1 with HA DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income v2.1 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 with HA DB and terminate it, you cannot re-elect it. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income v2.1 with HA DB, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income v2.1 with HA DB will be based on your Account Value on the effective date of Highest Daily Lifetime Income v2.1 with HA DB. You and your financial professional should carefully consider whether terminating your existing benefit is appropriate for you. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 with HA DB so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
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Termination of the Benefit
You may terminate Highest Daily Lifetime Income v2.1 with HA DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HA DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:
(i)your termination of the benefit,
(ii)your surrender of the Annuity,
(iii)when annuity payments begin (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount)
(iv)our receipt of Due Proof of Death of the Owner (or Annuitant if entity-owned)
(v)both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income
(vi)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value,* or
(vii)you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*
*    Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income v2.1 with HA DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 with HA DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” earlier in this benefit description.
How Highest Daily Lifetime Income v2.1 with HA DB Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
Overview of the Predetermined Mathematical Formula
Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v2.1 suite of benefits, while managing the risk to Pruco Life of New Jersey associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income v2.1 suite is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”. The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v2.1 suite of benefits. The formula is not investment advice.
The formula is set forth in Appendix H (and is described below).
The predetermined mathematical formula (“formula”) monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.
The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.
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Transfer Activity Under the Formula
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Account Value before a transfer to the Bond Sub-account is made.
It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Account Value and your Protected Withdrawal Value;
•The amount of time the benefit has been in effect on your Annuity;
•The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
•Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
•Any withdrawals you take from your Annuity (while the benefit is in effect).
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Account Value and hence a greater impact on if (and how much of) your Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
How the Formula Operates
Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.
(1)First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the “Target Value” or “L”.
(2)Second, we subtract any amounts invested in the Bond Sub-account (“B”) from the Target Value and divide that number by the amount invested in the Permitted Sub-accounts (“V”). We refer to this resulting value as the “Target Ratio” or “R”.
(3)Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.
(4)If a transfer needs to occur, we use another calculation to determine the amount of the transfer.
The Formula is:
R = (L - B)/ V
More specifically, the formula operates as follows:
(1)We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix H) for that day by 5% and by the applicable Annuity Factor found in Appendix H. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income.
Example (assume the Income Basis is $200,000, and the contract is 11  1/2 months old, resulting in an annuity factor of 14.95)
Target Value (L) = $200,000 x 5% x 14.95 = $149,500
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(2)Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V).
Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)
Target Ratio (R) = ($149,500 - 0)/$179,500 = 83.3%
(3)If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.
Example: Assuming the Target Ratio is above 83% for a 3rd consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.
(4)In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.
The 90% Cap
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.
Monthly Transfers
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:
a)The total value of all your Account Value in the Bond Sub-account, or
b)An amount equal to 5% of your total Account Value.
Other Important Information
•The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Bond Sub-account.
•While you are not notified before a transfer occurs to or from the Bond Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
•Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
•If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
•Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
•If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.
•Additional Purchase Payments to your Annuity do not increase “B” within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.
•If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of
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your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income v2.1 through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
SPOUSAL HIGHEST DAILY LIFETIME® INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT
This optional benefit will no longer be available for new business or post-issue election.
Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit (“HA DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 with HA DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.
An integral component of Spousal Highest Daily Lifetime Income v2.1 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income v2.1 with HA DB is the spousal version of Highest Daily Lifetime Income v2.1 with HA DB. Spousal Highest Daily Lifetime Income v2.1 is offered with or without the HA DB component; however, you may only elect HA DB with Spousal Highest Daily Lifetime Income v2.1, and you must elect the HA DB benefit at the time you elect Spousal Highest Daily Lifetime Income v2.1. If you elect Spousal Highest Daily Lifetime Income v2.1 without HA DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income v2.1 with HA DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income v2.1 with HA DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v2.1 with HA DB is not available if you elect any other optional living or death benefit.
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As long as your Spousal Highest Daily Lifetime Income v2.1 with HA DB is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v2.1 with HA DB (including no payment of the Highest Annual Death Benefit). As to the impact of such a scenario on any other optional benefit, please see the following sections in this prospectus: “Highest Daily Lifetime Income v2.1 Benefit”, “Spousal Highest Daily Lifetime Income v2.1 Benefit” and “Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit”.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
(2)the Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
(1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
(2)the Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income v2.1 with HA DB
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59  1/2; 3.5% for ages 59  1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with
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our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
•If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
•If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59  1/2; 3.5% for ages 59  1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.
While Spousal Highest Daily Lifetime Income v2.1 with HA DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
•if we determine that, as a result of the timing and amounts of your additional Purchase Payments and Withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
•if we are not then offering this benefit for new issues; or
•if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 with HA DB. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 with HA DB through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59  1/2; 3.5% for ages 59  1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1
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with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income v2.1 with HA DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is November 1
•Spousal Highest Daily Lifetime Income v2.1 with HA DB is elected on August 1 of the following calendar year
•Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income v2.1 with HA DB
•The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920.).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $110,020. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).
Here is the calculation:

Annual Income Amount		Highest Annual Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00	Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.00	Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00	Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%	Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00	HA DB Amount	$110,020.00
1.82% Reduction in Annual Income Amount	$98.28	1.82% Reduction in Annual Income Amount	$2,002.36
Annual Income Amount for future Annuity Years	$5,301.72	Highest Annual Death Benefit Amount	$108,017.64
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
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For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50
*    In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
•The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.
•This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.
•The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.
•The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v2.1 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HA DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
•The Issue Date is December 3
•Spousal Highest Daily Lifetime Income v2.1 with HA DB is elected on September 4 of the following calendar year
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•The Account Value at benefit election was $105,000
•Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income v2.1 with HA DB
•No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v2.1 with HA DB
On October 3 of the same year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HA DB will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
Highest Annual Death Benefit Amount	$100,992.50
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income v2.1 with HA DB for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Highest Annual Death Benefit
A Death Benefit is payable under Spousal Highest Daily Lifetime Income v2.1 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Annual Death Benefit Amount described below.
Highest Annual Death Benefit Amount:
On the date you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:
(1)The Account Value on the current Valuation Day; and
(2)The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,
•increased by any Purchase Payments made since that anniversary and,
•reduced by the effect of withdrawals made since that anniversary, as described below.
Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income v2.1 with HA DB.
On each anniversary of the benefit effective date, up to and including the date of death of the Remaining Designated Life, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Annual Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:
•increased by the amount of any additional Adjusted Purchase Payments, and
•reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.
Please note that Highest Annual Death Benefit Amount is available only until we make Guarantee Payments under Spousal Highest Daily Lifetime Income v2.1 with HA DB or annuity payments begin. This means that any withdrawals that reduce your Account Value to zero will also reduce the Highest Annual Death Benefit Amount to zero.
All other provisions applicable to Death Benefits under your Annuity continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
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Benefits Under Spousal Highest Daily Lifetime Income v2.1 with HA DB
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income v2.1 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income v2.1 with HA DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.
•Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as Guarantee Payments. Further, the Guarantee Payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
•Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HA DB feature, will terminate and no Death Benefit Amount is payable.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
Other Important Considerations
•Withdrawals under the Spousal Highest Daily Lifetime Income v2.1 with HA DB benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge free withdrawal amount. For example, if your Charge free withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to (www.prudential.com.)
•Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
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•Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
•If you elected this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v2.1 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)
•Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income v2.1 with HA DB will remain in force unless we are instructed otherwise.
Charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB
The current charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB is 1.50% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income v2.1 with HA DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v2.1 with HA DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
•One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be between 50 – 79 years old at the time of election; or
•Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or
•One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.
Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.
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We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1 with HA DB. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 with HA DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income v2.1 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB and terminate it, you cannot re-elect it. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income v2.1 with HA DB, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income v2.1 with HA DB will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income v2.1 with HA DB. You and your financial professional should carefully consider whether terminating your existing benefit is appropriate for you. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and you cannot re-elect the benefit.
The benefit automatically terminates upon the first to occur of the following:
(i)upon our receipt of Due Proof of Death of the first designated life who is an Owner (or who is the Annuitant if entity-owned), if the Remaining Designated Life elects not to continue the Annuity;
(ii)upon our receipt of Due Proof of Death of an Owner (or Annuitant if entity-owned) if the surviving spouse is not eligible to continue the benefit because such spouse is not a spousal designated life and there is any Account Value on the date of death;
(iii)upon our receipt of Due Proof of Death of the Remaining Designated Life if a Death Benefit is payable under this benefit;
(iv)your termination of the benefit;
(v)your surrender of the Annuity;
(vi)when annuity payments begin (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);
(vii)both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;
(viii)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value*, or
(ix)you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*
*    Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income v2.1 with HA DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
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How Spousal Highest Daily Lifetime Income v2.1 with HA DB Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see “Additional Tax Considerations” under Highest Daily Lifetime Income v2.1 above.
GUARANTEED RETURN OPTION PLUS II (GRO PLUS II)
GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Guaranteed Return Option Plus II (GRO Plus II) is a form of “guaranteed minimum accumulation benefit” that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to the predetermined mathematical formula described below that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.
Under GRO Plus II, we guarantee that on the seventh anniversary of benefit election, and each anniversary thereafter, the Account Value will be not less than the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent Purchase Payments and withdrawals as detailed below). We refer to this initial guarantee as the “base guarantee.” In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may “manually” lock in an enhanced guarantee once per “benefit year” (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on that Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee on an anniversary of the effective date of the benefit, that lock-in will not count towards the one elective manual lock-in you may make each benefit year. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from “manually” locking-in an enhanced guarantee during the ensuing benefit year. In addition, the fact that you “manually” locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account (which is used as part of this benefit) with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions, and if none exist, then pro rata to your variable Sub-accounts (see below “Key Feature – Allocation of Account Value”). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years prior to the Latest Annuity Date (please see “Annuity Options” for further information). This also applies to a new Owner who has acquired the Annuity from the original Owner.
In this section, we refer to a date on which the Account Value is guaranteed to be present as the “maturity date”. If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions, which means: a) the Custom Portfolios Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. Regardless of whether we need to contribute funds at the end of a Guarantee Period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee in accordance with your most recent allocation instructions, which means: a) the Custom Portfolios Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. If the former (i.e., an asset allocation program), your Account Value will be transferred according to the program.
Any addition or transferred amount may be subsequently re-allocated based on the predetermined mathematical formula described below.
The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.
We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (including any associated Purchase Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 3, 2011 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2012 would increase the base guarantee amount to $130,000.
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If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.
If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).
EXAMPLE
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.
Assume the following:
•The Issue Date is December 1, 2010
•The benefit is elected on December 1, 2010
•The Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000
•An enhanced guarantee amount of $350,000 is locked in on December 1, 2011
•The Account Value immediately prior to the withdrawal is equal to $380,000
•For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Charge free withdrawal provision if the withdrawal was within the CDSC period, and would be inapplicable to the C Series)
If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation (figures are rounded):

Withdrawal Amount	$50,000
Divided by Account Value before withdrawal	$380,000
Equals ratio	13.16%
All guarantees will be reduced by the above ratio (13.16%)
Base guarantee amount	$173,680
Enhanced guarantee amount	$303,940
Key Feature – Allocation of Account Value For GRO Plus II (and Highest Daily GRO II, if elected prior to July 16, 2010)
We limit the Sub-accounts to which you may allocate Account Value if you elect GRO Plus II or Highest Daily GRO II (HD GRO II) (see below for information pertaining to HD GRO II). For purposes of these benefits, we refer to those permitted Investment Options (other than the required bond portfolio Sub-accounts discussed below) as the “Permitted Sub-accounts.”
GRO Plus II and HD GRO II use a predetermined mathematical formula to help us manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II and HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring them to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix F of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudential.com.
For purposes of operating the formula applicable to GRO Plus II and HD GRO II, we have included within this Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO II benefit). If you have elected GRO Plus II or HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST Bond Portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made
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the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the “current liability” may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Account Value into an AST bond portfolio Sub-account, despite the fact that your Account Value had increased.
In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.
The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).
For example,
•March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
•March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
•On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
•Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-
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accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Account Value and your guarantee amount(s);
•The amount of time until the maturity of your guarantee(s);
•The amount invested in, and the performance of, the Permitted Sub-accounts;
•The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
•The discount rate used to determine the present value of your guarantee(s);
•Additional Purchase Payments, if any, that you make to the Annuity; and
•Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.
Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.
Election/Cancellation of the Benefit
GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. GRO Plus II can be elected on any Valuation Day as long as the benefit is available, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit.
GRO Plus II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity-owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest Annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus II will no longer provide any guarantees. The charge for the GRO Plus II benefit will no longer be deducted from your Account Value upon termination of the benefit.
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Account Value is allocated in a manner permitted with that new benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Account Value” above for more details). You also should be aware that upon cancellation of the GRO Plus II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Account Value at benefit effectiveness. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus II benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus II benefit provided that the benefit you are looking to elect is available at that time and on a post-issue basis.
Special Considerations under GRO Plus II
This benefit is subject to certain rules and restrictions, including, but not limited to the following:
•Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus.
•Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.
•Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.
•Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) will be permitted if you participate in GRO Plus II. Thus, you may not elect GRO Plus II so long as you participate in a systematic withdrawal program in which
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withdrawals are not taken pro rata. Similarly, if you currently participate in GRO Plus II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.
•As the time remaining until the applicable maturity date(s) gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
Charges under the Benefit
We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.
HIGHEST DAILY®GUARANTEED RETURN OPTION II (HD GRO II)
HD GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Highest Daily Guaranteed Return Option II (HD® GRO II) is a form of “guaranteed minimum accumulation benefit” that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to a predetermined mathematical formula that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.
HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the Latest Annuity Date. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.
The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.
The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value (adjusted for Purchase Payments and withdrawals, as described below) that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 6, 2011, we would create a guarantee on January 6 of each subsequent year. For example, we would create a guarantee on January 6, 2015 based on the highest Account Value occurring between January 6, 2011 and January 6, 2015, and that guarantee would mature on January 6, 2025. As described below, we adjust each of the guarantee amounts for Purchase Payments (and any associated Purchase Credits) and withdrawals.
If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is either (1) being allocated according to an asset allocation program or (2) at that time allocated entirely to an AST bond portfolio Sub-account. If the former (i.e., an asset allocation program), your Account Value will be transferred according to the program. If the latter (i.e., an AST bond portfolio Sub-account), then your Account Value will be transferred to the Sub-accounts permitted with this benefit according to your most recent allocation instructions. Any addition or transferred amount may subsequently be re-allocated based on the predetermined mathematical formula described below.
We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each subsequent Purchase Payment (including any associated Purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 4, 2011, and there was an initial guaranteed amount that was set at $100,000 maturing January 4, 2021, and a second guaranteed amount that was set at $120,000 maturing January 4, 2022, then a $30,000 Purchase Payment made on March 30, 2012 would increase the guaranteed amounts to $130,000 and $150,000, respectively.
If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.
If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).
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EXAMPLE
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.
Assume the following:
•The Issue Date is December 1, 2010
•The benefit is elected on December 1, 2010
•The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
•An additional guarantee amount of $350,000 is locked in on December 1, 2011
•The Account Value immediately prior to the withdrawal is equal to $380,000
•For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Charge free withdrawal provision if the withdrawal was within the CDSC period, and would be inapplicable to the C Series)
If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio of the total withdrawal amount the Account Value just prior to the withdrawal being taken.
Here is the calculation (figures are rounded):

Withdrawal Amount	$50,000
Divided by Account Value before withdrawal	$380,000
Equals ratio	13.16%
All guarantees will be reduced by the above ratio (13.16%)
Initial guarantee amount	$173,680
Additional guarantee amount	$303,940
Key Feature – Allocation of Account Value
We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the “Permitted Sub-accounts”.
HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect the benefit and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix G of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudential.com.
For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.
In general, the formula works as follows. Under the formula, Account Value will transfer between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that
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has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.
For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.
The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).
For example,
•March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
•March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
•On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
•Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.
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Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Account Value and your guarantee amount(s);
•The amount of time until the maturity of your guarantee(s);
•The amount invested in, and the performance of, the Permitted Sub-accounts;
•The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
•The discount rate used to determine the present value of your guarantee(s);
•Additional Purchase Payments, if any, that you make to the Annuity; and
•Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.
Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.
Election/Cancellation of the Benefit
HD GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. HD GRO II can be elected on any Valuation Day as long as the benefit is available, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit.
HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity-owned Annuity), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Account Value allocated to the Permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with that new benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Account Value” section for more details). You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.
Special Considerations under HD GRO II
This benefit is subject to certain rules and restrictions, including, but not limited to the following:
•Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section. Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.
•Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.
•As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
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•Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) will be permitted if you participate in HD GRO II. Thus, you may not elect HD GRO II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in HD GRO II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.
Charges under the Benefit
We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.
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DEATH BENEFITS
TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.
Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the Total Insurance Charge and may be subject to Sub-account fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary – see “Payment of Death Benefits” below).
After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Government Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Government Money Market Sub-account, the amount of the death benefit may be impacted by the Insurance Charge and may be subject to Sub-account fluctuations.
No Death Benefit will be payable if the Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).
EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
There are certain exceptions to the amount of the Death Benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the basic Death Benefit or any Death Benefit in connection with an optional living benefit).
Death Benefit Suspension Period. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), any Death Benefit (including the Minimum Death Benefit, any optional Death Benefit, Highest Daily Lifetime Income v2.1 with HA DB, Spousal Highest Daily Lifetime Income with HA DB, Highest Daily Lifetime Income 2.0 with HA DB and Spousal Highest Daily Lifetime Income 2.0 with HA DB) that applies will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, any applicable charge will continue to apply but the Death Benefit amount will equal the Account Value, less any Purchase Credits granted during the period beginning 12 months prior to decedent’s date of death and ending on the date we receive Due Proof of Death with respect to the X Series. Thus, if you had elected an Optional Death benefit, Highest Daily Lifetime Income v2.1 with HA DB, Spousal Highest Daily Lifetime Income with HA DB, Highest Daily Lifetime Income 2.0 with HA DB or Spousal Highest Daily Lifetime Income 2.0 with HA DB, and the suspension were in effect, you would be paying the fee for the optional Death Benefit, Highest Daily Lifetime Income v2.1 with HA DB, Spousal Highest Daily Lifetime Income with HA DB, Highest Daily Lifetime Income 2.0 with HA DB or Spousal Highest Daily Lifetime Income 2.0 with HA DB even though during the suspension period your Death Benefit would be limited to the Account Value. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See “Change of Owner, Annuitant and Beneficiary Designations” in “Managing Your Annuity” with regard to changes of Owner or Annuitant that are allowable.
Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.
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DEATH BENEFITS
Each Annuity provides a minimum Death Benefit at no additional charge. The amount of the minimum Death Benefit is equal to the greater of:
•The sum of all Purchase Payments you have made since the Issue Date of the Annuity (excluding any Purchase Credits) until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; AND
•Your Account Value.
SPOUSAL CONTINUATION OF ANNUITY
Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to the AST Investment Grade Bond Sub-account used by the benefit, but may be reallocated by the pre-determined mathematical formula on the same day). No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any additional Purchase Payments applied after the date the continuance is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.
Subsequent to spousal continuation, the minimum Death Benefit will be equal to the greater of:
•The Account Value on the effective date of the spousal continuance, plus all Purchase Payments you have made since the spousal continuance (excluding any Purchase Credits) until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and
•The Account Value on Due Proof of Death of the surviving spouse.
With respect to Highest Daily Lifetime Income v2.1 with HA DB, Highest Daily Lifetime Income 2.0 with HA DB, Spousal Highest Daily Lifetime Income v2.1 with HA DB and Spousal Highest Daily Lifetime Income 2.0 with HA DB:
•If the Highest Annual Death Benefit is not payable upon the death of a Spousal Designated Life, and the Remaining Designated Life chooses to continue the Annuity, the benefit will remain in force unless we are instructed otherwise.
•If a Death Benefit is not payable upon the death of a Spousal Designated Life (e.g., if the first of the Spousal Designated Lives to die is the Beneficiary but not an Owner), the benefit will remain in force unless we are instructed otherwise.
Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.
Any Optional Death Benefit in effect at the time the first of the spouses dies will continue only if spousal assumption occurs prior to the Death Benefit Target Date and prior to the assuming spouse’s 80th birthday. If spousal assumption occurs after the Death Benefit Target Date (or the 80th birthday of the assuming spouse), then any Optional Death Benefit will terminate as of the date of spousal assumption. In that event, the assuming spouse’s Death Benefit will equal the basic Death Benefit.
We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.
A surviving spouse’s ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see “Managing Your Annuity – Spousal Designations”). Please consult your tax or legal adviser for more information about such impact in your state.
PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuities owned by Individuals (not Associated with Tax-Favored Plans)
Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent’s death before the Annuity Date, the Death Benefit must be distributed:
•within five (5) years of the date of death (the 5 Year Deadline); or
•as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.
If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
•as a lump sum payment; or
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•as a series of required distributions under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” unless you have made an election prior to Death Benefit proceeds becoming due.
If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
Alternative Death Benefit Payment Options - Contracts Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the contract and receive Required Minimum Distributions under the contract, instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.
For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
•If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” ”Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.
•If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 72, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.
•If you die before a designated Beneficiary is named, and your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed as follows:
•If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, by December 31st of the year that includes five year anniversary of the date of death,
•If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
•Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.
For more information, see “Tax Considerations.” You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
Designated Beneficiaries may be eligible for the IRA Beneficiary Continuation Option; however, distribution periods may be limited by applicable tax law as stated above. Beneficiaries should consult a professional tax advisor about the federal income tax consequences of distribution options.
A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.
Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.
If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See “Tax Considerations” and consult your tax advisor.
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BENEFICIARY CONTINUATION OPTION
Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections entitled “Payment of Death Benefits” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans.” This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities. This option is different from the “Beneficiary Annuity”, because the Beneficiary Continuation Option is a death benefit payout option used explicitly for annuities issued by a Prudential affiliate.
Under the Beneficiary Continuation Option:
•The Beneficiary must apply at least $15,000 to the Beneficiary Continuation Option (thus, the Death Benefit amount payable to each beneficiary must be at least $15,000).
•The Annuity will be continued in the Owner’s name, for the benefit of the Beneficiary.
•Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.
•Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
•The initial Account Value will be equal to any Death Benefit (including any optional Death Benefit in connection with an optional living benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.
•The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.
•The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
•No additional Purchase Payments can be applied to the Annuity. Multiple deaths cannot be combined in a single Beneficiary Continuation Option.
•The basic Death Benefit and any optional benefits elected by the Owner will no longer apply to the Beneficiary.
•The Beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the Beneficiary’s withdrawal rights.
•Withdrawals are not subject to CDSC.
•Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor. However, the distributions will continue to be based on the Key Life of the Beneficiary Continuation Option the successor received the death benefit proceeds from.
•If the Beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.
We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.
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VALUING YOUR INVESTMENT
VALUING THE SUB-ACCOUNTS
When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the Sub-account fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annualized charge is deducted daily, the additional charge for such benefits.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price" or Unit Value. The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity.
Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
PROCESSING AND VALUING TRANSACTIONS
Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions requested in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
•trading on the NYSE is restricted;
•an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
•the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
We have arrangements with certain selling firms, under which receipt by the firm in Good Order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. (“CGM”). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC (“MSSB”) where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. (“Merrill Lynch”) under which transfer orders between Sub-accounts that are received in Good Order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated at any time or modified in certain circumstances.
Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days.
With respect to your initial Purchase Payment and any additional purchase payments pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of
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the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors.
Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See “Additional Purchase Payments” under “Purchasing Your Annuity” earlier in this prospectus. With respect to your additional Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period.
Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day. In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or Charge free withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the financial professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing And Valuing Transactions”.
Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.
We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.
Change in Daily Asset-Based Charges: After the 9th Annuity year, your Annuity will become subject to a lower daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the same Sub-accounts that reflect the decreased Insurance Charge (and the charge for any optional benefits you have elected). The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of units and unit price will not affect your Account Value at the time that the transaction is processed. However, beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the decreased Insurance Charge and any other optional benefits that you have elected.
Termination of Optional Benefits: In general, if an optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. However, for the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income or Highest Daily Lifetime 6 Plus Suite of benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different charge.
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TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may establish an advisory fee deduction program for a qualified or non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner. Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a non-qualified Annuity to be treated as not taxable. Advisory fee deduction programs are not permitted if the Annuity is commission based or has a living benefit. Charges for investment advisory fees that are taken from a qualified or non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Services (“IRS”). In accordance with the PLR, advisory fee payments from your non-qualified Annuity are treated as an expense as long as your advisor attests to Prudential that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a 10% additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.
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Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $12,750 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this additional tax if:
•the amount is paid on or after you reach age 59½;
•the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);
•the amount received is attributable to your becoming disabled (as defined in the Code);
•generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% additional tax); or
•the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction, as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before
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August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:
•As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
•Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts.
•Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.
After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
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Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant’s death in certain instances) under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts Nonqualified Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:
•Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;
•Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;
•A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
•H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
•Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);
•Section 457 plans (subject to 457 of the Code).
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A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. Go to www.irs.gov for the contribution limits for each year. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
•You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);
•Your rights as Owner are non-forfeitable;
•You cannot sell, assign or pledge the Annuity;
•The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);
•The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date); and
•Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
•A 10% early withdrawal additional tax described below;
•Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
•Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
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•If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution limit and compensation limit.
•SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
•SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch up contribution amount. These amounts are indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.
ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
•Contributions to a Roth IRA cannot be deducted from your gross income;
•“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
•If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.
Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax).
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

•Your attainment of age 59½;
•Your severance of employment;
•Your death;
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•Your total and permanent disability; or
•Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date), or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
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Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The information provided below applies to Owners who die after 2019. For Owner deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
•If you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).
Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence by December 31st of the year after your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 18 and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
•Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
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For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
10 % Additional Tax for Early Withdrawals from a Qualified Annuity You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this additional tax if:
•the amount is paid on or after you reach age 59½ or die;
•the amount received is attributable to your becoming disabled; or
•generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
•For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and
•For all other distributions, we will withhold at a 10% rate.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans. While most provisions applied only to 2020, certain items impact future years as well.
Waiver of Required Minimum Distributions (RMDs) for 2020. The requirement to take minimum distributions from defined contribution plans and IRAs was waived for 2020. For deaths occurring before 2020, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year. The 1-year election rule for life expectancy payments by an eligible beneficiary is also extended by 1 year so that for a 2019 death, the election for a lifetime payout can be made by December 31, 2021.
Withdrawals from Employer Plans and IRAs, including Roth IRAs . Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs. The relief applies to such distributions made at any time on or after January 1, 2020 and before December 31, 2020 and permits recontribution of such distribution to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
Plan Loans. Relief is provided with respect to plan loans taken by any “qualified individual” (as defined by federal tax law) who is affected by the coronavirus in that the due date for any repayment on a loan that otherwise is due between March 27, 2020 (the date of enactment) and December 31, 2020, would be delayed for one year. This also would extend the maximum loan period (normally five years).
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of
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the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
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OTHER INFORMATION
PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT
Pruco Life of New Jersey. Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that Pruco Life of New Jersey owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime v3.0) exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.
Pruco Life of New Jersey incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life of New Jersey pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company of New Jersey, One Corporate Drive, Shelton, CT 06484 or by calling 888-778-2888. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The SEC maintains a website that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see www.sec.gov). Our website address is www.prudential.com.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
Service Providers
Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2020, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or an affiliated insurer within the Pruco Life of New Jersey business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
Guidehouse	Claim related services	150 North Riverside Plaza, Suite 2100, Chicago, IL 60606
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
Venio Systems LLC	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
The Separate Account. We have established a Separate Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life of New Jersey and legally belong to us. Pruco Life of New Jersey segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. The obligations under the Annuity are those of Pruco Life of New Jersey, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:
•offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;
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•close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;
•combine the Separate Account with other separate accounts;
•deregister the Separate Account under the Investment Company Act of 1940;
•manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;
•make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;
•establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;
•make any changes required by federal or state laws with respect to annuity contracts; and
•to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.
We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available money market fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a money market fund for any continued and future investments.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the New Jersey Department of Banking and Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Fees and Payments Received by Pruco Life of New Jersey
As detailed below, Pruco Life of New Jersey and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life of New Jersey and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.
We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2020, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from $1,500 to $246,998. These amounts relate to all individual variable annuity contracts issued by Pruco Life of New Jersey or its affiliates, not only the Annuity covered by this prospectus.
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In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.
LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Material Conflicts
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
(1)changes in state insurance law;
(2)changes in federal income tax law;
(3)changes in the investment management of any Variable Investment Option; or
(4)differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
Confirmations, Statements, and Reports
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our website at www.prudential.com or any other electronic means. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), bank drafting, dollar cost averaging, static rebalancing, and the custom portfolios program in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge $50 for each such additional report.

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Any errors or corrections on transactions for your Annuity must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30-day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively to Owners or, with your prior consent, make such documents available electronically through our website or other electronic means. Beginning on January 1, 2021, paper copies of the annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life of New Jersey.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 6.0% for the X Series, 7.0% for the B Series 5.50% for the L Series and 2.0% for the C Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists below includes the names of the Firms and Entities that we are aware (as of December 31, 2020) received compensation with respect to our annuity business generally during 2020 (or as to which a payment amount was accrued during 2020). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance
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Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2020 retrospective depiction. During 2020, non-cash compensation received by Firms and Entities ranged from $37.46 to $3,298,342.95. During 2020, cash compensation received by Firms ranged from $4.40 to $12,514,361.56.
All of the Firms and Entities listed below received non-cash compensation during 2020. In addition, Firms in bold also received cash compensation during 2020.

1st Global Capital Corp.	CFD Investments, Inc.	MML Investors Services, Inc.
3 Mark Financial Texas, Inc.	Chesapeake Brokerage, LLC.	Money Concepts Capital Corp.
Aaron Advantage Agency	Citigroup Global Markets Inc.	Morgan Stanley Smith Barney
Advantage Insurance Network, Inc.	Citizens Securities, Inc.	National Securities Corp.
Advisor Group	COMERICA SECURITIES, INC.	New York Life Insurance Company
Advisors Excel, LLC	Commonwealth Financial Network	Newbridge Securities Corp.
Aegon Transamerica	Concord Financial Advisors	Next Financial Group, Inc.
AimcoR Group	Crown Capital Securities, L.P.	OneAmerica Securities, Inc.
AIP Marketing Alliance, Inc.	Crump	OPPENHEIMER & CO, INC.
ALHA	CUNA Brokerage Svcs, Inc.	Packerland Brokerage Svcs,Inc
Allegis Insurance Agency, Inc.	CUSO Financial Services, L.P.	Park Avenue Securities, LLC
Allianz	David Lerner and Associates	Parkland Securities
Allstate Financial Srvcs, LLC	Edward Jones & Co.	Pinnancle Investments, LLC
American Financial Associates	Equity Services, Inc.	PNC Investments, LLC
American Independent Securities Group, LLC	Fidelity Investments	ProEquities
AMERICAN PORTFOLIO FIN SVCS INC	First Citizens Bank	Prospera Financial Services, Inc.
Ameriprise Financial, Inc.	Fortune Financial Services, Inc.	Prudential Annuities
Ameritas Investment Corp.	Founders Financial Securities, LLC	Purshe Kaplan Sterling Investments
APW Capital, Inc.	FSC Securities Corp.	Raymond James Financial Svcs
Aquafil S.P.A.	FTB Advisors, Inc.	RBC CAPITAL MARKETS CORPORATION
Arete Wealth Management	GamePlan Financial Marketing, LLC.	RNR Securities, L.L.C.
Arkadios Capital	Garden State Securities, Inc.	Robert W. Baird & Co., Inc.
Arthur J. Gallagher	Geneos Wealth Management, Inc.	Royal Alliance Associates
Ash Brokerage Corporation	Goldman Sachs & Co.	SA Stone Wealth Management
Atlas Financial Partners, LLC	Gradient Securities, LLC	SAGEPOINT FINANCIAL, INC.
Ausdal Financial Partners, Inc.	GWN Securities, Inc.	Scott & Stringfellow
AXA Advisors, LLC	H. Beck, Inc.	Securian Financial Svcs, Inc.
Ballew Investments	H.D. Vest Investment	Securities America, Inc.
BankersLife Securities	Hantz Financial Services, Inc.	Securities Service Network
BB&T Investment Services, Inc.	Harbour Investment, Inc.	Sigma Financial Corporation
BBVA Compass Investment Solutions, Inc.	HSBC	Stifel Nicolaus & Co.
BCG Securities, Inc.	Independent Financial Grp, LLC	SunTrust Investment Services, Inc.
Becker Suffern McLanahan, Ltd.	Infinex Financial Group	T. Rowe Price Group, Inc.
Belman Klein Associates, LTD	Investacorp	TFS Securities, Inc.
Benson Blackburn	J.J.B. Hilliard Lyons, Inc.	The Investment Center
Berson-Sokol Agency, Inc.	J.P. Morgan	The Prudential Insurance Company of America
Berthel Fisher & Company	J.W. Cole Financial, Inc.	TransAmerica Financial Advisors, Inc.
BlackRock Financial Management Inc.	Janney Montgomery Scott, LLC.	Triad Advisors, Inc.
Borden Hamman Agency, Inc.	Kestra Financial, Inc.	UBS Financial Services, Inc.
Cadaret, Grant & Co., Inc.	KMS Financial Services, Inc.	United Planners Fin. Serv.
Calton & Associates, Inc	Kovack Securities, Inc.	US Bank
Cambridge Investment Research, Inc.	Lincoln Financial Advisors	VOYA Financial Advisors
Cantella & Co., Inc.	Lincoln Financial Securities Corporation	WADDELL & REED INC.
CAPE SECURITIES, INC.	Lincoln Investment Planning	Wells Fargo Advisors LLC
Capital Analysts	Lion Street	WELLS FARGO ADVISORS LLC - WEALTH
Capital Financial Services	LPL Financial Corporation	Wells Fargo Investments LLC
111

Capital Investment Group, Inc.	M Holdings Securities, Inc	Woodbury Financial Services
Capitas Financial LLC	M&T Securities
Centaurus Financial, Inc.	Mercer Allied Company L.P.
The Firms listed below received cash compensation during 2020 but did not receive any non-cash compensation.

ASSOCIATED SECURITIES CORP
BFT Financial Group, LLC
WATERSTONE FINANCIAL GROUP INC
Mutual Service Corporation
You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a financial professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.
INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
LEGAL PROCEEDINGS
Litigation and Regulatory Matters
Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life of New Jersey is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life of New Jersey’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco Life of New Jersey’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PAD to perform its contract with the Separate Account; or Pruco Life of New Jersey's ability to meet its obligations under the Contracts.
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:
•Company
•Experts
•Principal Underwriter
•Payments Made to Promote Sale of Our Products
•Cyber Security Risks
•Determination of Accumulation Unit Values
•Financial Statements
112

HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudential.com
Correspondence Sent by Regular Mail
Prudential Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuities Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a Purchase Payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudential.com, our website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudential.com, our website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.
113

APPENDIX A – ACCUMULATION UNIT VALUES
As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique Unit Value corresponding to each combination of such contract features.
Here, we set forth the historical Unit Values corresponding to the lowest charge level for each Series and the highest charge level for each Series. This Appendix includes outstanding units for each such sub-account, which may include other variable annuities offered, as of the dates shown. In the Statement of Additional Information, which is available free of charge upon request, we set forth Unit Values corresponding to the remaining charge levels. This information reflects Sub-Account names as of December 31, 2020. Please refer to the Variable Investment Options section of the prospectus for information on name changes.

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only - Cliff M&E (1.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/18/2019 to 12/31/2019	14.05323	14.90762	4,363,597
01/01/2020 to 12/31/2020	14.90762	15.33453	5,523,247
AST Advanced Strategies Portfolio
03/18/2019 to 12/31/2019	18.07667	19.84522	10,851,087
01/01/2020 to 12/31/2020	19.84522	21.67920	11,938,744
AST AllianzGI World Trends Portfolio
03/18/2019 to 12/31/2019	15.03902	16.31578	7,559,402
01/01/2020 to 12/31/2020	16.31578	18.37402	7,801,345
AST Balanced Asset Allocation Portfolio
03/18/2019 to 12/31/2019	17.19783	18.64139	11,113,628
01/01/2020 to 12/31/2020	18.64139	20.56419	12,310,578
AST BlackRock Global Strategies Portfolio
03/18/2019 to 12/31/2019	13.09110	14.01539	2,117,543
01/01/2020 to 12/31/2020	14.01539	14.48857	2,358,041
AST BlackRock Low Duration Bond Portfolio
03/18/2019 to 12/31/2019	10.10356	10.31886	486,717
01/01/2020 to 12/31/2020	10.31886	10.44583	571,244
AST BlackRock/Loomis Sayles Bond Portfolio
03/18/2019 to 12/31/2019	11.67440	12.33819	5,390,596
01/01/2020 to 12/31/2020	12.33819	13.07478	6,752,069
AST Capital Growth Asset Allocation Portfolio
03/18/2019 to 12/31/2019	18.73403	20.47010	8,653,371
01/01/2020 to 12/31/2020	20.47010	22.91529	10,592,018
AST ClearBridge Dividend Growth Portfolio
03/18/2019 to 12/31/2019	17.53234	20.11318	202,379
01/01/2020 to 12/31/2020	20.11318	20.79014	358,367
AST Cohen & Steers Global Realty Portfolio
03/18/2019 to 12/31/2019	17.98484	19.68420	132,669
01/01/2020 to 12/31/2020	19.68420	18.85606	177,300
AST Cohen & Steers Realty Portfolio
03/18/2019 to 12/31/2019	22.47949	25.51258	331,360
01/01/2020 to 12/31/2020	25.51258	24.46661	422,893
AST Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	10.46660	10.79757	1,097,594
01/01/2020 to 12/31/2020	10.79757	11.08984	1,499,125
AST Fidelity Institutional AM® Quantitative Portfolio
03/18/2019 to 12/31/2019	15.77556	17.23877	6,390,851
01/01/2020 to 12/31/2020	17.23877	18.50501	7,379,609
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99964	10.07243	559,530
AST Goldman Sachs Multi-Asset Portfolio
03/18/2019 to 12/31/2019	14.10799	15.12091	3,169,284
01/01/2020 to 12/31/2020	15.12091	16.26249	3,535,433
AST Goldman Sachs Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	23.35725	24.87644	433,024
01/01/2020 to 12/31/2020	24.87644	25.15133	635,754
AST Government Money Market Portfolio
03/18/2019 to 12/31/2019	9.07313	9.09555	633,483
01/01/2020 to 12/31/2020	9.09555	8.99780	1,122,236

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
03/18/2019 to 12/31/2019	15.72669	16.78977	453,395
01/01/2020 to 12/31/2020	16.78977	17.00842	533,154
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	22.68939	24.76188	278,379
01/01/2020 to 12/31/2020	24.76188	24.50627	421,791
AST International Growth Portfolio
03/18/2019 to 12/31/2019	16.00892	18.25409	297,648
01/01/2020 to 12/31/2020	18.25409	23.65985	360,288
AST International Value Portfolio
03/18/2019 to 12/31/2019	12.78414	13.75529	193,601
01/01/2020 to 12/31/2020	13.75529	13.49413	302,518
AST Investment Grade Bond Portfolio
03/18/2019 to 12/31/2019	13.72008	14.69167	2,149,395
01/01/2020 to 12/31/2020	14.69167	16.88859	2,204,159
AST J.P. Morgan Global Thematic Portfolio
03/18/2019 to 12/31/2019	16.83229	18.28375	3,240,604
01/01/2020 to 12/31/2020	18.28375	20.42092	3,741,284
AST J.P. Morgan International Equity Portfolio
03/18/2019 to 12/31/2019	13.55122	15.22443	637,669
01/01/2020 to 12/31/2020	15.22443	16.99197	839,070
AST J.P. Morgan Strategic Opportunities Portfolio
03/18/2019 to 12/31/2019	14.55314	15.53975	3,325,507
01/01/2020 to 12/31/2020	15.53975	17.07893	3,734,852
AST Jennison Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	28.62482	32.24720	220,087
01/01/2020 to 12/31/2020	32.24720	49.02762	325,935
AST Large-Cap Core Portfolio
03/18/2019 to 12/31/2019	18.04400	19.81036	295
01/01/2020 to 12/31/2020	19.81036	21.73243	7,765
AST Loomis Sayles Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	29.65941	33.61743	581,299
01/01/2020 to 12/31/2020	33.61743	43.66285	571,041
AST MFS Global Equity Portfolio
03/18/2019 to 12/31/2019	21.00950	23.59101	465,376
01/01/2020 to 12/31/2020	23.59101	26.58581	542,553
AST MFS Growth Allocation Portfolio
03/18/2019 to 12/31/2019	14.35297	15.95489	861,438
01/01/2020 to 12/31/2020	15.95489	17.30240	927,689
AST MFS Growth Portfolio
03/18/2019 to 12/31/2019	28.86602	33.78329	194,529
01/01/2020 to 12/31/2020	33.78329	43.50659	197,860
AST MFS Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	18.75366	21.21263	258,648
01/01/2020 to 12/31/2020	21.21263	21.75234	349,965
AST Mid-Cap Growth Portfolio
03/18/2019 to 12/31/2019	23.92636	26.47705	787,480
01/01/2020 to 12/31/2020	26.47705	35.23737	870,055
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	22.91521	23.88416	412,956
01/01/2020 to 12/31/2020	23.88416	23.15284	572,597
AST Preservation Asset Allocation Portfolio
03/18/2019 to 12/31/2019	14.79269	15.82362	8,362,326
01/01/2020 to 12/31/2020	15.82362	17.03627	9,192,903

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Core Bond Portfolio
03/18/2019 to 12/31/2019	11.32072	12.04077	538,952
01/01/2020 to 12/31/2020	12.04077	12.60316	846,606
AST Prudential Growth Allocation Portfolio
03/18/2019 to 12/31/2019	18.09195	19.47290	18,724,431
01/01/2020 to 12/31/2020	19.47290	20.34537	22,199,754
AST QMA US Equity Alpha Portfolio
03/18/2019 to 12/31/2019	27.97268	30.70289	353,276
01/01/2020 to 12/31/2020	30.70289	28.73179	400,558
AST Quantitative Modeling Portfolio
03/18/2019 to 12/31/2019	15.49353	16.89730	6,069
01/01/2020 to 12/31/2020	16.89730	18.60824	4,992
AST Small-Cap Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	25.64348	28.40537	210,451
01/01/2020 to 12/31/2020	28.40537	37.90098	263,931
AST Small-Cap Growth Portfolio
03/18/2019 to 12/31/2019	27.71934	29.32496	269,432
01/01/2020 to 12/31/2020	29.32496	42.94988	285,739
AST Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	20.98862	22.10853	179,531
01/01/2020 to 12/31/2020	22.10853	22.00932	251,636
AST T. Rowe Price Asset Allocation Portfolio
03/18/2019 to 12/31/2019	17.74112	19.43835	19,718,316
01/01/2020 to 12/31/2020	19.43835	21.59030	21,359,018
AST T. Rowe Price Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	33.50310	37.10678	786,136
01/01/2020 to 12/31/2020	37.10678	51.20342	894,467
AST T. Rowe Price Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	17.49900	19.44191	1,246,616
01/01/2020 to 12/31/2020	19.44191	19.59029	1,706,370
AST T. Rowe Price Natural Resources Portfolio
03/18/2019 to 12/31/2019	10.08232	10.33681	855,913
01/01/2020 to 12/31/2020	10.33681	9.97582	1,270,261
AST WEDGE Capital Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	21.48303	22.45333	129,693
01/01/2020 to 12/31/2020	22.45333	20.87340	208,143
AST Wellington Management Hedged Equity Portfolio
03/18/2019 to 12/31/2019	14.19098	15.50494	1,557,780
01/01/2020 to 12/31/2020	15.50494	16.32248	1,866,206
AST Western Asset Core Plus Bond Portfolio
03/18/2019 to 12/31/2019	12.93357	13.94101	2,440,279
01/01/2020 to 12/31/2020	13.94101	14.87540	3,470,473
AST Western Asset Emerging Markets Debt Portfolio
03/18/2019 to 12/31/2019	10.34926	11.09660	1,845
01/01/2020 to 12/31/2020	11.09660	11.76794	1,114
PSF Small Capitalization Stock Portfolio
03/18/2019 to 12/31/2019	9.97428	10.66757	5,757
01/01/2020 to 12/31/2020	10.66757	11.68632	5,754
PSF Stock Index Portfolio
03/18/2019 to 12/31/2019	10.65376	12.18573	4,434
01/01/2020 to 12/31/2020	12.18573	14.20154	108,845
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (2.85%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.71479	10.13316	3,731
01/01/2012 to 12/31/2012	10.13316	11.08102	700
01/01/2013 to 12/31/2013	11.08102	11.83902	207
01/01/2014 to 12/31/2014	11.83902	11.94081	86
01/01/2015 to 12/31/2015	11.94081	11.22705	45
01/01/2016 to 12/31/2016	11.22705	11.59896	45
01/01/2017 to 12/31/2017	11.59896	12.68754	42
01/01/2018 to 12/31/2018	12.68754	11.32122	43
01/01/2019 to 12/31/2019	11.32122	12.76440	0
01/01/2020 to 12/31/2020	12.76440	12.92370	0
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.81979	10.52381	15,722
01/01/2012 to 12/31/2012	10.52381	11.61881	11,566
01/01/2013 to 12/31/2013	11.61881	13.15667	5,389
01/01/2014 to 12/31/2014	13.15667	13.56243	8,638
01/01/2015 to 12/31/2015	13.56243	13.28166	5,960
01/01/2016 to 12/31/2016	13.28166	13.82113	4,408
01/01/2017 to 12/31/2017	13.82113	15.70127	5,568
01/01/2018 to 12/31/2018	15.70127	14.35354	2,840
01/01/2019 to 12/31/2019	14.35354	16.99284	720
01/01/2020 to 12/31/2020	16.99284	18.27169	0
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	10.70698	10.21337	6,505
01/01/2012 to 12/31/2012	10.21337	10.94194	4,786
01/01/2013 to 12/31/2013	10.94194	11.95250	2,600
01/01/2014 to 12/31/2014	11.95250	12.20868	2,175
01/01/2015 to 12/31/2015	12.20868	11.84110	1,113
01/01/2016 to 12/31/2016	11.84110	12.05841	741
01/01/2017 to 12/31/2017	12.05841	13.61750	863
01/01/2018 to 12/31/2018	13.61750	12.18188	538
01/01/2019 to 12/31/2019	12.18188	13.97066	365
01/01/2020 to 12/31/2020	13.97066	15.48604	0
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.67348	10.24378	5,693
01/01/2012 to 12/31/2012	10.24378	11.19285	8,272
01/01/2013 to 12/31/2013	11.19285	12.79292	3,812
01/01/2014 to 12/31/2014	12.79292	13.23890	8,908
01/01/2015 to 12/31/2015	13.23890	12.92279	6,429
01/01/2016 to 12/31/2016	12.92279	13.34613	3,925
01/01/2017 to 12/31/2017	13.34613	14.89974	4,743
01/01/2018 to 12/31/2018	14.89974	13.75859	2,064
01/01/2019 to 12/31/2019	13.75859	15.96203	0
01/01/2020 to 12/31/2020	15.96203	17.33209	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99762	9.09166	0
01/01/2012 to 12/31/2012	9.09166	9.88283	0
01/01/2013 to 12/31/2013	9.88283	10.64329	0
01/01/2014 to 12/31/2014	10.64329	10.84619	0
01/01/2015 to 12/31/2015	10.84619	10.22092	0
01/01/2016 to 12/31/2016	10.22092	10.62151	0
01/01/2017 to 12/31/2017	10.62151	11.62113	0
01/01/2018 to 12/31/2018	11.62113	10.69225	0
01/01/2019 to 12/31/2019	10.69225	12.21805	0
01/01/2020 to 12/31/2020	12.21805	12.43228	0
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	10.00728	9.94129	4,239
01/01/2012 to 12/31/2012	9.94129	10.11087	3,942
01/01/2013 to 12/31/2013	10.11087	9.60905	632
01/01/2014 to 12/31/2014	9.60905	9.32615	0
01/01/2015 to 12/31/2015	9.32615	9.10418	0
01/01/2016 to 12/31/2016	9.10418	8.98996	0
01/01/2017 to 12/31/2017	8.98996	8.88352	0
01/01/2018 to 12/31/2018	8.88352	8.69325	0
01/01/2019 to 12/31/2019	8.69325	8.83574	0
01/01/2020 to 12/31/2020	8.83574	8.80386	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	10.27781	10.30276	9,892
01/01/2012 to 12/31/2012	10.30276	10.94171	8,643
01/01/2013 to 12/31/2013	10.94171	10.43459	1,758
01/01/2014 to 12/31/2014	10.43459	10.56613	534
01/01/2015 to 12/31/2015	10.56613	10.04862	625
01/01/2016 to 12/31/2016	10.04862	10.17564	278
01/01/2017 to 12/31/2017	10.17564	10.31765	294
01/01/2018 to 12/31/2018	10.31765	9.95593	274
01/01/2019 to 12/31/2019	9.95593	10.56451	203
01/01/2020 to 12/31/2020	10.56451	11.01945	0
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.68500	12.48861	126,787
01/01/2012 to 12/31/2012	12.48861	12.95637	97,252
01/01/2013 to 12/31/2013	12.95637	11.70587	64,490
01/01/2014 to 12/31/2014	11.70587	12.24566	55,262
01/01/2015 to 12/31/2015	12.24566	12.10885	46,002
01/01/2016 to 12/31/2016	12.10885	12.00379	46,436
01/01/2017 to 12/31/2017	12.00379	11.84697	46,181
01/01/2018 to 12/31/2018	11.84697	11.51527	13,286
01/01/2019 to 12/31/2019	11.51527	11.75410	0
01/01/2020 to 12/31/2020	11.75410	11.77891	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99762	11.89255	7,039
01/01/2012 to 12/31/2012	11.89255	12.22859	52,800
01/01/2013 to 12/31/2013	12.22859	10.72225	15,726
01/01/2014 to 12/31/2014	10.72225	11.49686	13,831
01/01/2015 to 12/31/2015	11.49686	11.40334	17,795
01/01/2016 to 12/31/2016	11.40334	11.28145	26,160
01/01/2017 to 12/31/2017	11.28145	11.13282	24,313
01/01/2018 to 12/31/2018	11.13282	10.79790	29,855
01/01/2019 to 12/31/2019	10.79790	11.10821	15,286
01/01/2020 to 12/31/2020	11.10821	11.33188	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99684	10.28760	4,545
01/01/2013 to 12/31/2013	10.28760	8.97494	184,673
01/01/2014 to 12/31/2014	8.97494	9.81954	107,290
01/01/2015 to 12/31/2015	9.81954	9.79799	0
01/01/2016 to 12/31/2016	9.79799	9.70130	0
01/01/2017 to 12/31/2017	9.70130	9.58536	0
01/01/2018 to 12/31/2018	9.58536	9.28620	0
01/01/2019 to 12/31/2019	9.28620	9.60872	0
01/01/2020 to 12/31/2020	9.60872	9.96705	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99842	8.65594	2,378
01/01/2014 to 12/31/2014	8.65594	9.63637	1,571
01/01/2015 to 12/31/2015	9.63637	9.62765	0
01/01/2016 to 12/31/2016	9.62765	9.53218	0
01/01/2017 to 12/31/2017	9.53218	9.41711	0
01/01/2018 to 12/31/2018	9.41711	9.08842	0
01/01/2019 to 12/31/2019	9.08842	9.53190	0
01/01/2020 to 12/31/2020	9.53190	10.06187	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99842	11.18213	0
01/01/2015 to 12/31/2015	11.18213	11.08056	119,581
01/01/2016 to 12/31/2016	11.08056	11.03158	28,466
01/01/2017 to 12/31/2017	11.03158	10.91408	22,814
01/01/2018 to 12/31/2018	10.91408	10.52350	23,188
01/01/2019 to 12/31/2019	10.52350	11.11485	0
01/01/2020 to 12/31/2020	11.11485	12.02337	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99842	9.83155	1,387
01/01/2016 to 12/31/2016	9.83155	9.75037	113,814
01/01/2017 to 12/31/2017	9.75037	9.70255	99,250
01/01/2018 to 12/31/2018	9.70255	9.32657	117,722
01/01/2019 to 12/31/2019	9.32657	9.96960	0
01/01/2020 to 12/31/2020	9.96960	10.71970	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99684	9.77407	18,726
01/01/2017 to 12/31/2017	9.77407	9.75125	15,285
01/01/2018 to 12/31/2018	9.75125	9.35255	16,634
01/01/2019 to 12/31/2019	9.35255	10.05713	0
01/01/2020 to 12/31/2020	10.05713	10.93036	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99683	9.92962	0
01/01/2018 to 12/31/2018	9.92962	9.44685	0
01/01/2019 to 12/31/2019	9.44685	10.24132	0
01/01/2020 to 12/31/2020	10.24132	11.41028	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99683	9.55807	0
01/01/2019 to 12/31/2019	9.55807	10.42764	0
01/01/2020 to 12/31/2020	10.42764	11.78084	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99842	11.11410	0
01/01/2020 to 12/31/2020	11.11410	12.36438	0
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99842	10.99761	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.75348	10.19398	2,297
01/01/2012 to 12/31/2012	10.19398	11.26197	2,278
01/01/2013 to 12/31/2013	11.26197	13.42260	2,149
01/01/2014 to 12/31/2014	13.42260	13.95227	2,555
01/01/2015 to 12/31/2015	13.95227	13.62693	3,306
01/01/2016 to 12/31/2016	13.62693	14.14462	1,792
01/01/2017 to 12/31/2017	14.14462	16.20124	1,794
01/01/2018 to 12/31/2018	16.20124	14.75846	1,485
01/01/2019 to 12/31/2019	14.75846	17.52780	0
01/01/2020 to 12/31/2020	17.52780	19.31347	0
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99762	11.54138	0
01/01/2014 to 12/31/2014	11.54138	12.73848	0
01/01/2015 to 12/31/2015	12.73848	11.93336	0
01/01/2016 to 12/31/2016	11.93336	13.32105	408
01/01/2017 to 12/31/2017	13.32105	15.32437	389
01/01/2018 to 12/31/2018	15.32437	14.17588	186
01/01/2019 to 12/31/2019	14.17588	18.04560	0
01/01/2020 to 12/31/2020	18.04560	18.35987	0
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	11.46056	10.57335	1,988
01/01/2012 to 12/31/2012	10.57335	13.02482	1,625
01/01/2013 to 12/31/2013	13.02482	13.20363	230
01/01/2014 to 12/31/2014	13.20363	14.61342	1,833
01/01/2015 to 12/31/2015	14.61342	14.18426	1,052
01/01/2016 to 12/31/2016	14.18426	13.90452	931
01/01/2017 to 12/31/2017	13.90452	14.97996	809
01/01/2018 to 12/31/2018	14.97996	13.86537	230
01/01/2019 to 12/31/2019	13.86537	16.85490	0
01/01/2020 to 12/31/2020	16.85490	15.89197	0
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	11.69924	12.11554	3,630
01/01/2012 to 12/31/2012	12.11554	13.57614	3,064
01/01/2013 to 12/31/2013	13.57614	13.60247	443
01/01/2014 to 12/31/2014	13.60247	17.30036	4,746
01/01/2015 to 12/31/2015	17.30036	17.62159	3,086
01/01/2016 to 12/31/2016	17.62159	17.94512	2,416
01/01/2017 to 12/31/2017	17.94512	18.52399	2,141
01/01/2018 to 12/31/2018	18.52399	17.13751	651
01/01/2019 to 12/31/2019	17.13751	21.84664	0
01/01/2020 to 12/31/2020	21.84664	20.62159	0
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.59009	8.97755	460
01/01/2012 to 12/31/2012	8.97755	10.28503	370
01/01/2013 to 12/31/2013	10.28503	10.01422	98
01/01/2014 to 12/31/2014	10.01422	9.27314	103
01/01/2015 to 12/31/2015	9.27314	7.50177	125
01/01/2016 to 12/31/2016	7.50177	8.18945	118
01/01/2017 to 12/31/2017	8.18945	10.05560	111
01/01/2018 to 12/31/2018	10.05560	8.39535	111
01/01/2019 to 12/31/2019	8.39535	9.24487	121
01/01/2020 to 12/31/2020	9.24487	9.34595	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	10.93402	10.46307	4,713
01/01/2012 to 12/31/2012	10.46307	11.24533	6,105
01/01/2013 to 12/31/2013	11.24533	12.53754	2,039
01/01/2014 to 12/31/2014	12.53754	12.56409	6,243
01/01/2015 to 12/31/2015	12.56409	12.32695	4,266
01/01/2016 to 12/31/2016	12.32695	12.48588	1,878
01/01/2017 to 12/31/2017	12.48588	14.12925	2,838
01/01/2018 to 12/31/2018	14.12925	12.66143	1,289
01/01/2019 to 12/31/2019	12.66143	14.76086	354
01/01/2020 to 12/31/2020	14.76086	15.59633	0
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99921	10.05114	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.62339	10.26874	10,760
01/01/2012 to 12/31/2012	10.26874	10.98621	7,748
01/01/2013 to 12/31/2013	10.98621	11.72130	1,222
01/01/2014 to 12/31/2014	11.72130	11.84736	3,862
01/01/2015 to 12/31/2015	11.84736	11.40496	3,358
01/01/2016 to 12/31/2016	11.40496	11.66312	1,717
01/01/2017 to 12/31/2017	11.66312	12.72357	2,395
01/01/2018 to 12/31/2018	12.72357	11.48661	1,023
01/01/2019 to 12/31/2019	11.48661	12.94727	0
01/01/2020 to 12/31/2020	12.94727	13.70607	0
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.40677	11.22652	0
01/01/2012 to 12/31/2012	11.22652	12.61720	0
01/01/2013 to 12/31/2013	12.61720	17.01542	0
01/01/2014 to 12/31/2014	17.01542	17.72034	0
01/01/2015 to 12/31/2015	17.72034	16.26941	0
01/01/2016 to 12/31/2016	16.26941	19.64999	0
01/01/2017 to 12/31/2017	19.64999	21.41840	0
01/01/2018 to 12/31/2018	21.41840	17.87838	0
01/01/2019 to 12/31/2019	17.87838	21.30057	0
01/01/2020 to 12/31/2020	21.30057	21.19756	0
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.77143	9.49562	0
01/01/2012 to 12/31/2012	9.49562	9.22519	0
01/01/2013 to 12/31/2013	9.22519	8.96229	0
01/01/2014 to 12/31/2014	8.96229	8.70686	0
01/01/2015 to 12/31/2015	8.70686	8.45871	0
01/01/2016 to 12/31/2016	8.45871	8.21833	0
01/01/2017 to 12/31/2017	8.21833	8.01179	0
01/01/2018 to 12/31/2018	8.01179	7.88341	0
01/01/2019 to 12/31/2019	7.88341	7.78827	0
01/01/2020 to 12/31/2020	7.78827	7.58323	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	10.68442	10.70991	3,990
01/01/2012 to 12/31/2012	10.70991	11.84774	3,429
01/01/2013 to 12/31/2013	11.84774	12.33661	499
01/01/2014 to 12/31/2014	12.33661	12.29161	2,119
01/01/2015 to 12/31/2015	12.29161	11.51567	1,233
01/01/2016 to 12/31/2016	11.51567	12.91095	989
01/01/2017 to 12/31/2017	12.91095	13.48123	896
01/01/2018 to 12/31/2018	13.48123	12.83484	249
01/01/2019 to 12/31/2019	12.83484	14.37683	0
01/01/2020 to 12/31/2020	14.37683	14.33523	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.54160	9.81310	0
01/01/2012 to 12/31/2012	9.81310	11.14272	0
01/01/2013 to 12/31/2013	11.14272	15.14051	986
01/01/2014 to 12/31/2014	15.14051	16.73104	880
01/01/2015 to 12/31/2015	16.73104	14.98045	0
01/01/2016 to 12/31/2016	14.98045	17.44898	0
01/01/2017 to 12/31/2017	17.44898	20.20697	0
01/01/2018 to 12/31/2018	20.20697	16.85005	202
01/01/2019 to 12/31/2019	16.85005	21.20305	0
01/01/2020 to 12/31/2020	21.20305	20.65447	0
AST International Growth Portfolio
01/01/2011 to 12/31/2011	11.17518	9.45384	943
01/01/2012 to 12/31/2012	9.45384	11.05449	422
01/01/2013 to 12/31/2013	11.05449	12.78613	1,171
01/01/2014 to 12/31/2014	12.78613	11.73533	1,228
01/01/2015 to 12/31/2015	11.73533	11.75975	0
01/01/2016 to 12/31/2016	11.75975	10.99375	0
01/01/2017 to 12/31/2017	10.99375	14.46538	0
01/01/2018 to 12/31/2018	14.46538	12.17763	0
01/01/2019 to 12/31/2019	12.17763	15.62956	0
01/01/2020 to 12/31/2020	15.62956	19.94005	0
AST International Value Portfolio
01/01/2011 to 12/31/2011	10.71728	9.10544	0
01/01/2012 to 12/31/2012	9.10544	10.32066	0
01/01/2013 to 12/31/2013	10.32066	11.97862	0
01/01/2014 to 12/31/2014	11.97862	10.85702	0
01/01/2015 to 12/31/2015	10.85702	10.63382	0
01/01/2016 to 12/31/2016	10.63382	10.39152	0
01/01/2017 to 12/31/2017	10.39152	12.39942	0
01/01/2018 to 12/31/2018	12.39942	10.10048	0
01/01/2019 to 12/31/2019	10.10048	11.77741	0
01/01/2020 to 12/31/2020	11.77741	11.37242	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.79298	10.42624	2,386
01/01/2012 to 12/31/2012	10.42624	11.50445	1,474
01/01/2013 to 12/31/2013	11.50445	12.99642	191
01/01/2014 to 12/31/2014	12.99642	13.42958	406
01/01/2015 to 12/31/2015	13.42958	12.91018	667
01/01/2016 to 12/31/2016	12.91018	13.19753	264
01/01/2017 to 12/31/2017	13.19753	14.99666	190
01/01/2018 to 12/31/2018	14.99666	13.49306	151
01/01/2019 to 12/31/2019	13.49306	15.65559	0
01/01/2020 to 12/31/2020	15.65559	17.21105	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.48104	9.25102	0
01/01/2012 to 12/31/2012	9.25102	10.95594	0
01/01/2013 to 12/31/2013	10.95594	12.27891	0
01/01/2014 to 12/31/2014	12.27891	11.16964	0
01/01/2015 to 12/31/2015	11.16964	10.54797	0
01/01/2016 to 12/31/2016	10.54797	10.44606	0
01/01/2017 to 12/31/2017	10.44606	13.15665	0
01/01/2018 to 12/31/2018	13.15665	10.54703	0
01/01/2019 to 12/31/2019	10.54703	13.03598	0
01/01/2020 to 12/31/2020	13.03598	14.32098	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.51084	10.23563	1,914
01/01/2012 to 12/31/2012	10.23563	11.00927	1,809
01/01/2013 to 12/31/2013	11.00927	11.87556	1,082
01/01/2014 to 12/31/2014	11.87556	12.16579	1,413
01/01/2015 to 12/31/2015	12.16579	11.79753	1,284
01/01/2016 to 12/31/2016	11.79753	11.90201	1,085
01/01/2017 to 12/31/2017	11.90201	12.96780	1,085
01/01/2018 to 12/31/2018	12.96780	11.95051	1,046
01/01/2019 to 12/31/2019	11.95051	13.30611	0
01/01/2020 to 12/31/2020	13.30611	14.39448	0
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.69825	10.46276	0
01/01/2012 to 12/31/2012	10.46276	11.70771	0
01/01/2013 to 12/31/2013	11.70771	15.52518	0
01/01/2014 to 12/31/2014	15.52518	16.51630	0
01/01/2015 to 12/31/2015	16.51630	17.75196	0
01/01/2016 to 12/31/2016	17.75196	16.99473	0
01/01/2017 to 12/31/2017	16.99473	22.42822	0
01/01/2018 to 12/31/2018	22.42822	21.43444	0
01/01/2019 to 12/31/2019	21.43444	27.61276	0
01/01/2020 to 12/31/2020	27.61276	41.32312	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.22357	10.80470	1,436
01/01/2012 to 12/31/2012	10.80470	11.78377	937
01/01/2013 to 12/31/2013	11.78377	15.63949	32
01/01/2014 to 12/31/2014	15.63949	16.80294	29
01/01/2015 to 12/31/2015	16.80294	17.96826	26
01/01/2016 to 12/31/2016	17.96826	18.43092	26
01/01/2017 to 12/31/2017	18.43092	23.81490	22
01/01/2018 to 12/31/2018	23.81490	22.51068	20
01/01/2019 to 12/31/2019	22.51068	28.78660	19
01/01/2020 to 12/31/2020	28.78660	36.80183	0
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.81592	10.17901	0
01/01/2012 to 12/31/2012	10.17901	12.17056	0
01/01/2013 to 12/31/2013	12.17056	15.09133	0
01/01/2014 to 12/31/2014	15.09133	15.19352	0
01/01/2015 to 12/31/2015	15.19352	14.54418	1,182
01/01/2016 to 12/31/2016	14.54418	15.13565	479
01/01/2017 to 12/31/2017	15.13565	18.21141	650
01/01/2018 to 12/31/2018	18.21141	15.99952	332
01/01/2019 to 12/31/2019	15.99952	20.20014	0
01/01/2020 to 12/31/2020	20.20014	22.40716	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99763	10.23818	544
01/01/2013 to 12/31/2013	10.23818	11.82773	126
01/01/2014 to 12/31/2014	11.82773	12.08112	123
01/01/2015 to 12/31/2015	12.08112	11.59105	120
01/01/2016 to 12/31/2016	11.59105	11.74817	124
01/01/2017 to 12/31/2017	11.74817	13.29691	121
01/01/2018 to 12/31/2018	13.29691	11.84711	115
01/01/2019 to 12/31/2019	11.84711	14.12946	116
01/01/2020 to 12/31/2020	14.12946	15.08214	0
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.79169	10.42238	0
01/01/2012 to 12/31/2012	10.42238	11.85476	582
01/01/2013 to 12/31/2013	11.85476	15.74461	715
01/01/2014 to 12/31/2014	15.74461	16.62833	660
01/01/2015 to 12/31/2015	16.62833	17.32230	0
01/01/2016 to 12/31/2016	17.32230	17.15150	0
01/01/2017 to 12/31/2017	17.15150	21.78151	0
01/01/2018 to 12/31/2018	21.78151	21.61223	0
01/01/2019 to 12/31/2019	21.61223	28.92880	0
01/01/2020 to 12/31/2020	28.92880	36.67020	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99763	10.15039	0
01/01/2013 to 12/31/2013	10.15039	13.26381	0
01/01/2014 to 12/31/2014	13.26381	14.20252	0
01/01/2015 to 12/31/2015	14.20252	13.69803	1,880
01/01/2016 to 12/31/2016	13.69803	15.09807	597
01/01/2017 to 12/31/2017	15.09807	17.21270	463
01/01/2018 to 12/31/2018	17.21270	15.02221	0
01/01/2019 to 12/31/2019	15.02221	18.87714	0
01/01/2020 to 12/31/2020	18.87714	19.05327	0
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.33239	10.68206	0
01/01/2012 to 12/31/2012	10.68206	12.41256	0
01/01/2013 to 12/31/2013	12.41256	15.94091	469
01/01/2014 to 12/31/2014	15.94091	17.27179	424
01/01/2015 to 12/31/2015	17.27179	15.82552	1,425
01/01/2016 to 12/31/2016	15.82552	15.62838	451
01/01/2017 to 12/31/2017	15.62838	19.29797	404
01/01/2018 to 12/31/2018	19.29797	17.92966	198
01/01/2019 to 12/31/2019	17.92966	22.67138	0
01/01/2020 to 12/31/2020	22.67138	29.69890	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.15256	10.56598	203
01/01/2012 to 12/31/2012	10.56598	12.02241	155
01/01/2013 to 12/31/2013	12.02241	16.58653	30
01/01/2014 to 12/31/2014	16.58653	18.41016	27
01/01/2015 to 12/31/2015	18.41016	16.87713	28
01/01/2016 to 12/31/2016	16.87713	19.38660	25
01/01/2017 to 12/31/2017	19.38660	21.43295	25
01/01/2018 to 12/31/2018	21.43295	17.39524	25
01/01/2019 to 12/31/2019	17.39524	20.45097	27
01/01/2020 to 12/31/2020	20.45097	19.51333	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.51978	10.32232	8,649
01/01/2012 to 12/31/2012	10.32232	11.06794	6,509
01/01/2013 to 12/31/2013	11.06794	11.74309	2,163
01/01/2014 to 12/31/2014	11.74309	12.06729	4,429
01/01/2015 to 12/31/2015	12.06729	11.74030	2,530
01/01/2016 to 12/31/2016	11.74030	12.03677	1,368
01/01/2017 to 12/31/2017	12.03677	12.87928	1,362
01/01/2018 to 12/31/2018	12.87928	12.15496	1,646
01/01/2019 to 12/31/2019	12.15496	13.54926	304
01/01/2020 to 12/31/2020	13.54926	14.35854	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01754	10.04935	0
01/01/2012 to 12/31/2012	10.04935	10.45656	0
01/01/2013 to 12/31/2013	10.45656	9.92350	0
01/01/2014 to 12/31/2014	9.92350	10.22500	0
01/01/2015 to 12/31/2015	10.22500	9.90688	0
01/01/2016 to 12/31/2016	9.90688	10.03038	0
01/01/2017 to 12/31/2017	10.03038	10.29802	0
01/01/2018 to 12/31/2018	10.29802	9.92155	0
01/01/2019 to 12/31/2019	9.92155	10.57901	0
01/01/2020 to 12/31/2020	10.57901	10.89933	0
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	11.42459	10.40969	12,115
01/01/2012 to 12/31/2012	10.40969	11.41918	7,499
01/01/2013 to 12/31/2013	11.41918	12.98265	2,674
01/01/2014 to 12/31/2014	12.98265	13.77278	5,405
01/01/2015 to 12/31/2015	13.77278	13.29830	7,554
01/01/2016 to 12/31/2016	13.29830	14.22448	4,531
01/01/2017 to 12/31/2017	14.22448	16.04485	12,114
01/01/2018 to 12/31/2018	16.04485	14.40125	4,989
01/01/2019 to 12/31/2019	14.40125	16.67408	164
01/01/2020 to 12/31/2020	16.67408	17.14759	0
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	10.81154	10.86707	0
01/01/2012 to 12/31/2012	10.86707	12.54220	0
01/01/2013 to 12/31/2013	12.54220	16.13625	0
01/01/2014 to 12/31/2014	16.13625	18.37489	0
01/01/2015 to 12/31/2015	18.37489	18.40090	0
01/01/2016 to 12/31/2016	18.40090	20.53190	0
01/01/2017 to 12/31/2017	20.53190	24.38730	0
01/01/2018 to 12/31/2018	24.38730	21.74190	0
01/01/2019 to 12/31/2019	21.74190	26.29011	0
01/01/2020 to 12/31/2020	26.29011	24.21586	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99762	8.82682	0
01/01/2012 to 12/31/2012	8.82682	9.70309	0
01/01/2013 to 12/31/2013	9.70309	11.53800	0
01/01/2014 to 12/31/2014	11.53800	11.93785	0
01/01/2015 to 12/31/2015	11.93785	11.61500	0
01/01/2016 to 12/31/2016	11.61500	11.99812	0
01/01/2017 to 12/31/2017	11.99812	13.77771	0
01/01/2018 to 12/31/2018	13.77771	12.50924	0
01/01/2019 to 12/31/2019	12.50924	14.72978	0
01/01/2020 to 12/31/2020	14.72978	15.96659	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.06901	10.18802	882
01/01/2012 to 12/31/2012	10.18802	11.88382	390
01/01/2013 to 12/31/2013	11.88382	16.25704	465
01/01/2014 to 12/31/2014	16.25704	16.57406	448
01/01/2015 to 12/31/2015	16.57406	16.31656	0
01/01/2016 to 12/31/2016	16.31656	17.07314	0
01/01/2017 to 12/31/2017	17.07314	21.18129	0
01/01/2018 to 12/31/2018	21.18129	18.34311	0
01/01/2019 to 12/31/2019	18.34311	24.32182	0
01/01/2020 to 12/31/2020	24.32182	31.94319	0
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.52563	12.05011	0
01/01/2012 to 12/31/2012	12.05011	13.13143	352
01/01/2013 to 12/31/2013	13.13143	17.24465	434
01/01/2014 to 12/31/2014	17.24465	17.39298	427
01/01/2015 to 12/31/2015	17.39298	17.03008	1,002
01/01/2016 to 12/31/2016	17.03008	18.54413	381
01/01/2017 to 12/31/2017	18.54413	22.32618	266
01/01/2018 to 12/31/2018	22.32618	19.86367	130
01/01/2019 to 12/31/2019	19.86367	25.11007	0
01/01/2020 to 12/31/2020	25.11007	36.19977	0
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.38359	10.39864	1,098
01/01/2012 to 12/31/2012	10.39864	11.93642	784
01/01/2013 to 12/31/2013	11.93642	15.93369	937
01/01/2014 to 12/31/2014	15.93369	16.29521	909
01/01/2015 to 12/31/2015	16.29521	15.14839	1,123
01/01/2016 to 12/31/2016	15.14839	19.01594	387
01/01/2017 to 12/31/2017	19.01594	19.83298	394
01/01/2018 to 12/31/2018	19.83298	15.97498	213
01/01/2019 to 12/31/2019	15.97498	18.93096	0
01/01/2020 to 12/31/2020	18.93096	18.54999	0
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.61502	10.51766	17,456
01/01/2012 to 12/31/2012	10.51766	11.59639	17,411
01/01/2013 to 12/31/2013	11.59639	13.16241	4,739
01/01/2014 to 12/31/2014	13.16241	13.53925	12,229
01/01/2015 to 12/31/2015	13.53925	13.15886	10,798
01/01/2016 to 12/31/2016	13.15886	13.74917	5,858
01/01/2017 to 12/31/2017	13.74917	15.41656	8,462
01/01/2018 to 12/31/2018	15.41656	14.17709	3,552
01/01/2019 to 12/31/2019	14.17709	16.64400	1,117
01/01/2020 to 12/31/2020	16.64400	18.19644	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.05594	10.55928	3,908
01/01/2012 to 12/31/2012	10.55928	12.06157	3,457
01/01/2013 to 12/31/2013	12.06157	16.87703	1,272
01/01/2014 to 12/31/2014	16.87703	17.76439	2,320
01/01/2015 to 12/31/2015	17.76439	18.91206	2,885
01/01/2016 to 12/31/2016	18.91206	18.87019	1,233
01/01/2017 to 12/31/2017	18.87019	25.28022	940
01/01/2018 to 12/31/2018	25.28022	25.50525	334
01/01/2019 to 12/31/2019	25.50525	31.77352	0
01/01/2020 to 12/31/2020	31.77352	43.15622	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.59052	10.23858	1,115
01/01/2012 to 12/31/2012	10.23858	11.27923	820
01/01/2013 to 12/31/2013	11.27923	14.75260	0
01/01/2014 to 12/31/2014	14.75260	14.55531	0
01/01/2015 to 12/31/2015	14.55531	13.28296	0
01/01/2016 to 12/31/2016	13.28296	13.69617	0
01/01/2017 to 12/31/2017	13.69617	15.50965	0
01/01/2018 to 12/31/2018	15.50965	13.60215	0
01/01/2019 to 12/31/2019	13.60215	16.64634	0
01/01/2020 to 12/31/2020	16.64634	16.50985	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.39318	9.41761	472
01/01/2012 to 12/31/2012	9.41761	9.47959	0
01/01/2013 to 12/31/2013	9.47959	10.62586	0
01/01/2014 to 12/31/2014	10.62586	9.45971	0
01/01/2015 to 12/31/2015	9.45971	7.42054	0
01/01/2016 to 12/31/2016	7.42054	8.98419	0
01/01/2017 to 12/31/2017	8.98419	9.62845	0
01/01/2018 to 12/31/2018	9.62845	7.79490	0
01/01/2019 to 12/31/2019	7.79490	8.85010	0
01/01/2020 to 12/31/2020	8.85010	8.40672	0
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.41794	10.71019	843
01/01/2012 to 12/31/2012	10.71019	12.32002	752
01/01/2013 to 12/31/2013	12.32002	15.84889	942
01/01/2014 to 12/31/2014	15.84889	17.70212	834
01/01/2015 to 12/31/2015	17.70212	16.06112	0
01/01/2016 to 12/31/2016	16.06112	17.78858	0
01/01/2017 to 12/31/2017	17.78858	20.48576	0
01/01/2018 to 12/31/2018	20.48576	16.61000	0
01/01/2019 to 12/31/2019	16.61000	19.22608	0
01/01/2020 to 12/31/2020	19.22608	17.59239	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	9.99762	8.76473	0
01/01/2012 to 12/31/2012	8.76473	9.45170	0
01/01/2013 to 12/31/2013	9.45170	11.06506	0
01/01/2014 to 12/31/2014	11.06506	11.34142	1,214
01/01/2015 to 12/31/2015	11.34142	10.94847	2,254
01/01/2016 to 12/31/2016	10.94847	11.33122	348
01/01/2017 to 12/31/2017	11.33122	12.50577	435
01/01/2018 to 12/31/2018	12.50577	11.54030	205
01/01/2019 to 12/31/2019	11.54030	13.51580	0
01/01/2020 to 12/31/2020	13.51580	14.00497	0
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.32483	10.63550	1,938
01/01/2012 to 12/31/2012	10.63550	11.14320	1,851
01/01/2013 to 12/31/2013	11.14320	10.66394	2,762
01/01/2014 to 12/31/2014	10.66394	11.10558	2,655
01/01/2015 to 12/31/2015	11.10558	10.92245	3,205
01/01/2016 to 12/31/2016	10.92245	11.15849	1,281
01/01/2017 to 12/31/2017	11.15849	11.52521	1,329
01/01/2018 to 12/31/2018	11.52521	10.94143	1,382
01/01/2019 to 12/31/2019	10.94143	11.93724	90
01/01/2020 to 12/31/2020	11.93724	12.53736	0
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT B SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.85224	10.42656	2,780,906
01/01/2012 to 12/31/2012	10.42656	11.58413	4,729,477
01/01/2013 to 12/31/2013	11.58413	12.57392	5,226,982
01/01/2014 to 12/31/2014	12.57392	12.88443	5,015,958
01/01/2015 to 12/31/2015	12.88443	12.30764	4,421,338
01/01/2016 to 12/31/2016	12.30764	12.91762	4,061,900
01/01/2017 to 12/31/2017	12.91762	14.35469	4,061,263
01/01/2018 to 12/31/2018	14.35469	13.01451	3,239,884
01/01/2019 to 12/31/2019	13.01451	14.90762	4,363,597
01/01/2020 to 12/31/2020	14.90762	15.33453	5,523,247
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.95858	10.82832	4,811,526
01/01/2012 to 12/31/2012	10.82832	12.14616	10,769,590
01/01/2013 to 12/31/2013	12.14616	13.97323	13,184,630
01/01/2014 to 12/31/2014	13.97323	14.63392	13,013,011
01/01/2015 to 12/31/2015	14.63392	14.55973	12,506,341
01/01/2016 to 12/31/2016	14.55973	15.39207	11,906,642
01/01/2017 to 12/31/2017	15.39207	17.76399	11,386,208
01/01/2018 to 12/31/2018	17.76399	16.49985	10,310,255
01/01/2019 to 12/31/2019	16.49985	19.84522	10,851,087
01/01/2020 to 12/31/2020	19.84522	21.67920	11,938,744
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	10.84421	10.50892	3,371,705
01/01/2012 to 12/31/2012	10.50892	11.43867	7,858,393
01/01/2013 to 12/31/2013	11.43867	12.69438	9,186,421
01/01/2014 to 12/31/2014	12.69438	13.17323	9,013,572
01/01/2015 to 12/31/2015	13.17323	12.98042	8,842,228
01/01/2016 to 12/31/2016	12.98042	13.42887	8,395,483
01/01/2017 to 12/31/2017	13.42887	15.40633	8,049,090
01/01/2018 to 12/31/2018	15.40633	14.00336	7,240,143
01/01/2019 to 12/31/2019	14.00336	16.31578	7,559,402
01/01/2020 to 12/31/2020	16.31578	18.37402	7,801,345
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.81032	10.54027	5,664,738
01/01/2012 to 12/31/2012	10.54027	11.70096	10,965,332
01/01/2013 to 12/31/2013	11.70096	13.58699	12,336,405
01/01/2014 to 12/31/2014	13.58699	14.28492	11,995,011
01/01/2015 to 12/31/2015	14.28492	14.16631	11,559,990
01/01/2016 to 12/31/2016	14.16631	14.86310	11,173,889
01/01/2017 to 12/31/2017	14.86310	16.85707	10,686,362
01/01/2018 to 12/31/2018	16.85707	15.81588	9,656,858
01/01/2019 to 12/31/2019	15.81588	18.64139	11,113,628
01/01/2020 to 12/31/2020	18.64139	20.56419	12,310,578

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99892	9.18873	717,098
01/01/2012 to 12/31/2012	9.18873	10.14802	2,315,047
01/01/2013 to 12/31/2013	10.14802	11.10316	2,852,184
01/01/2014 to 12/31/2014	11.10316	11.49527	2,763,123
01/01/2015 to 12/31/2015	11.49527	11.00542	2,693,375
01/01/2016 to 12/31/2016	11.00542	11.61872	2,518,878
01/01/2017 to 12/31/2017	11.61872	12.91431	2,433,790
01/01/2018 to 12/31/2018	12.91431	12.07270	2,234,693
01/01/2019 to 12/31/2019	12.07270	14.01539	2,117,543
01/01/2020 to 12/31/2020	14.01539	14.48857	2,358,041
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	10.13563	10.22893	246,817
01/01/2012 to 12/31/2012	10.22893	10.56974	563,264
01/01/2013 to 12/31/2013	10.56974	10.20540	422,763
01/01/2014 to 12/31/2014	10.20540	10.06284	415,771
01/01/2015 to 12/31/2015	10.06284	9.98020	371,698
01/01/2016 to 12/31/2016	9.98020	10.01180	361,586
01/01/2017 to 12/31/2017	10.01180	10.05055	375,151
01/01/2018 to 12/31/2018	10.05055	9.99295	324,865
01/01/2019 to 12/31/2019	9.99295	10.31886	486,717
01/01/2020 to 12/31/2020	10.31886	10.44583	571,244
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	10.40977	10.60112	2,633,813
01/01/2012 to 12/31/2012	10.60112	11.43860	5,112,090
01/01/2013 to 12/31/2013	11.43860	11.08248	5,459,355
01/01/2014 to 12/31/2014	11.08248	11.40123	5,144,324
01/01/2015 to 12/31/2015	11.40123	11.01583	4,559,885
01/01/2016 to 12/31/2016	11.01583	11.33255	4,352,471
01/01/2017 to 12/31/2017	11.33255	11.67344	4,579,272
01/01/2018 to 12/31/2018	11.67344	11.44483	3,981,860
01/01/2019 to 12/31/2019	11.44483	12.33819	5,390,596
01/01/2020 to 12/31/2020	12.33819	13.07478	6,752,069
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.89145	10.48915	3,217,470
01/01/2012 to 12/31/2012	10.48915	11.77340	6,335,444
01/01/2013 to 12/31/2013	11.77340	14.25584	7,614,510
01/01/2014 to 12/31/2014	14.25584	15.05481	7,778,583
01/01/2015 to 12/31/2015	15.05481	14.93839	7,596,835
01/01/2016 to 12/31/2016	14.93839	15.75247	7,423,775
01/01/2017 to 12/31/2017	15.75247	18.32966	7,223,442
01/01/2018 to 12/31/2018	18.32966	16.96532	6,637,424
01/01/2019 to 12/31/2019	16.96532	20.47010	8,653,371
01/01/2020 to 12/31/2020	20.47010	22.91529	10,592,018
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99892	11.69855	24,041
01/01/2014 to 12/31/2014	11.69855	13.11792	52,955
01/01/2015 to 12/31/2015	13.11792	12.48497	54,740
01/01/2016 to 12/31/2016	12.48497	14.15832	106,443
01/01/2017 to 12/31/2017	14.15832	16.54656	85,136
01/01/2018 to 12/31/2018	16.54656	15.55216	77,954
01/01/2019 to 12/31/2019	15.55216	20.11318	202,379
01/01/2020 to 12/31/2020	20.11318	20.79014	358,367

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	11.60747	10.87942	83,962
01/01/2012 to 12/31/2012	10.87942	13.61620	159,529
01/01/2013 to 12/31/2013	13.61620	14.02348	187,072
01/01/2014 to 12/31/2014	14.02348	15.76833	183,937
01/01/2015 to 12/31/2015	15.76833	15.54934	155,830
01/01/2016 to 12/31/2016	15.54934	15.48493	141,913
01/01/2017 to 12/31/2017	15.48493	16.94800	144,039
01/01/2018 to 12/31/2018	16.94800	15.93869	112,537
01/01/2019 to 12/31/2019	15.93869	19.68420	132,669
01/01/2020 to 12/31/2020	19.68420	18.85606	177,300
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	11.84909	12.46608	160,852
01/01/2012 to 12/31/2012	12.46608	14.19219	359,936
01/01/2013 to 12/31/2013	14.19219	14.44656	411,811
01/01/2014 to 12/31/2014	14.44656	18.66669	348,011
01/01/2015 to 12/31/2015	18.66669	19.31653	302,465
01/01/2016 to 12/31/2016	19.31653	19.98386	295,241
01/01/2017 to 12/31/2017	19.98386	20.95658	306,314
01/01/2018 to 12/31/2018	20.95658	19.69922	278,377
01/01/2019 to 12/31/2019	19.69922	25.51258	331,360
01/01/2020 to 12/31/2020	25.51258	24.46661	422,893
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.73867	9.23763	444,703
01/01/2012 to 12/31/2012	9.23763	10.75214	790,827
01/01/2013 to 12/31/2013	10.75214	10.63612	868,661
01/01/2014 to 12/31/2014	10.63612	10.00622	891,763
01/01/2015 to 12/31/2015	10.00622	8.22421	848,985
01/01/2016 to 12/31/2016	8.22421	9.12099	779,644
01/01/2017 to 12/31/2017	9.12099	11.37732	801,438
01/01/2018 to 12/31/2018	11.37732	9.65141	726,830
01/01/2019 to 12/31/2019	9.65141	10.79757	1,097,594
01/01/2020 to 12/31/2020	10.79757	11.08984	1,499,125
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	11.07430	10.76605	3,004,090
01/01/2012 to 12/31/2012	10.76605	11.75601	6,202,628
01/01/2013 to 12/31/2013	11.75601	13.31592	7,217,200
01/01/2014 to 12/31/2014	13.31592	13.55705	7,076,314
01/01/2015 to 12/31/2015	13.55705	13.51341	6,730,170
01/01/2016 to 12/31/2016	13.51341	13.90530	6,475,986
01/01/2017 to 12/31/2017	13.90530	15.98573	6,169,777
01/01/2018 to 12/31/2018	15.98573	14.55487	5,588,315
01/01/2019 to 12/31/2019	14.55487	17.23877	6,390,851
01/01/2020 to 12/31/2020	17.23877	18.50501	7,379,609
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99964	10.07243	559,530

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.75964	10.56611	2,004,646
01/01/2012 to 12/31/2012	10.56611	11.48504	3,557,137
01/01/2013 to 12/31/2013	11.48504	12.44907	3,648,816
01/01/2014 to 12/31/2014	12.44907	12.78375	3,441,886
01/01/2015 to 12/31/2015	12.78375	12.50271	3,174,922
01/01/2016 to 12/31/2016	12.50271	12.98903	2,980,894
01/01/2017 to 12/31/2017	12.98903	14.39532	3,007,713
01/01/2018 to 12/31/2018	14.39532	13.20449	2,394,877
01/01/2019 to 12/31/2019	13.20449	15.12091	3,169,284
01/01/2020 to 12/31/2020	15.12091	16.26249	3,535,433
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.55299	11.55148	210,627
01/01/2012 to 12/31/2012	11.55148	13.18999	385,470
01/01/2013 to 12/31/2013	13.18999	18.07134	402,640
01/01/2014 to 12/31/2014	18.07134	19.12024	410,027
01/01/2015 to 12/31/2015	19.12024	17.83491	368,603
01/01/2016 to 12/31/2016	17.83491	21.88329	356,938
01/01/2017 to 12/31/2017	21.88329	24.23206	363,214
01/01/2018 to 12/31/2018	24.23206	20.55190	310,652
01/01/2019 to 12/31/2019	20.55190	24.87644	433,024
01/01/2020 to 12/31/2020	24.87644	25.15133	635,754
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.89691	9.77005	295,537
01/01/2012 to 12/31/2012	9.77005	9.64353	521,735
01/01/2013 to 12/31/2013	9.64353	9.51854	468,744
01/01/2014 to 12/31/2014	9.51854	9.39464	282,431
01/01/2015 to 12/31/2015	9.39464	9.27261	267,847
01/01/2016 to 12/31/2016	9.27261	9.15228	281,463
01/01/2017 to 12/31/2017	9.15228	9.06428	236,389
01/01/2018 to 12/31/2018	9.06428	9.06211	687,993
01/01/2019 to 12/31/2019	9.06211	9.09555	633,483
01/01/2020 to 12/31/2020	9.09555	8.99780	1,122,236
AST High Yield Portfolio
01/01/2011 to 12/31/2011	10.82146	11.01977	211,903
01/01/2012 to 12/31/2012	11.01977	12.38543	502,448
01/01/2013 to 12/31/2013	12.38543	13.10213	548,275
01/01/2014 to 12/31/2014	13.10213	13.26266	527,727
01/01/2015 to 12/31/2015	13.26266	12.62368	495,122
01/01/2016 to 12/31/2016	12.62368	14.37813	443,814
01/01/2017 to 12/31/2017	14.37813	15.25193	449,048
01/01/2018 to 12/31/2018	15.25193	14.75366	398,822
01/01/2019 to 12/31/2019	14.75366	16.78977	453,395
01/01/2020 to 12/31/2020	16.78977	17.00842	533,154
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.67679	10.09724	57,832
01/01/2012 to 12/31/2012	10.09724	11.64872	109,356
01/01/2013 to 12/31/2013	11.64872	16.08032	167,477
01/01/2014 to 12/31/2014	16.08032	18.05291	194,561
01/01/2015 to 12/31/2015	18.05291	16.42198	170,824
01/01/2016 to 12/31/2016	16.42198	19.43222	178,327
01/01/2017 to 12/31/2017	19.43222	22.86130	169,335
01/01/2018 to 12/31/2018	22.86130	19.36949	143,308
01/01/2019 to 12/31/2019	19.36949	24.76188	278,379
01/01/2020 to 12/31/2020	24.76188	24.50627	421,791

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2011 to 12/31/2011	11.31839	9.72769	112,683
01/01/2012 to 12/31/2012	9.72769	11.55656	144,641
01/01/2013 to 12/31/2013	11.55656	13.57997	168,359
01/01/2014 to 12/31/2014	13.57997	12.66291	186,402
01/01/2015 to 12/31/2015	12.66291	12.89176	184,953
01/01/2016 to 12/31/2016	12.89176	12.24381	184,989
01/01/2017 to 12/31/2017	12.24381	16.36626	187,430
01/01/2018 to 12/31/2018	16.36626	13.99914	201,305
01/01/2019 to 12/31/2019	13.99914	18.25409	297,648
01/01/2020 to 12/31/2020	18.25409	23.65985	360,288
AST International Value Portfolio
01/01/2011 to 12/31/2011	10.85463	9.36922	76,282
01/01/2012 to 12/31/2012	9.36922	10.78951	144,351
01/01/2013 to 12/31/2013	10.78951	12.72239	166,403
01/01/2014 to 12/31/2014	12.72239	11.71529	176,814
01/01/2015 to 12/31/2015	11.71529	11.65752	189,507
01/01/2016 to 12/31/2016	11.65752	11.57308	157,466
01/01/2017 to 12/31/2017	11.57308	14.02897	164,362
01/01/2018 to 12/31/2018	14.02897	11.61149	134,523
01/01/2019 to 12/31/2019	11.61149	13.75529	193,601
01/01/2020 to 12/31/2020	13.75529	13.49413	302,518
AST Investment Grade Bond Portfolio
01/01/2011 to 12/31/2011	10.65798	11.82865	14,129,322
01/01/2012 to 12/31/2012	11.82865	12.77233	4,475,254
01/01/2013 to 12/31/2013	12.77233	12.20515	480,883
01/01/2014 to 12/31/2014	12.20515	12.85709	552,630
01/01/2015 to 12/31/2015	12.85709	12.83878	2,383,519
01/01/2016 to 12/31/2016	12.83878	13.20503	2,189,580
01/01/2017 to 12/31/2017	13.20503	13.59580	718,938
01/01/2018 to 12/31/2018	13.59580	13.38227	4,046,961
01/01/2019 to 12/31/2019	13.38227	14.69167	2,149,395
01/01/2020 to 12/31/2020	14.69167	16.88859	2,204,159
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.93142	10.72799	1,140,259
01/01/2012 to 12/31/2012	10.72799	12.02671	2,761,214
01/01/2013 to 12/31/2013	12.02671	13.80307	3,550,113
01/01/2014 to 12/31/2014	13.80307	14.49073	3,444,979
01/01/2015 to 12/31/2015	14.49073	14.15256	3,332,668
01/01/2016 to 12/31/2016	14.15256	14.69775	3,188,397
01/01/2017 to 12/31/2017	14.69775	16.96691	3,152,801
01/01/2018 to 12/31/2018	16.96691	15.51079	2,958,818
01/01/2019 to 12/31/2019	15.51079	18.28375	3,240,604
01/01/2020 to 12/31/2020	18.28375	20.42092	3,741,284
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.61546	9.51892	272,145
01/01/2012 to 12/31/2012	9.51892	11.45344	402,349
01/01/2013 to 12/31/2013	11.45344	13.04109	431,061
01/01/2014 to 12/31/2014	13.04109	12.05224	469,542
01/01/2015 to 12/31/2015	12.05224	11.56310	454,230
01/01/2016 to 12/31/2016	11.56310	11.63353	453,539
01/01/2017 to 12/31/2017	11.63353	14.88519	439,564
01/01/2018 to 12/31/2018	14.88519	12.12438	413,606
01/01/2019 to 12/31/2019	12.12438	15.22443	637,669
01/01/2020 to 12/31/2020	15.22443	16.99197	839,070

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.64561	10.53196	1,680,773
01/01/2012 to 12/31/2012	10.53196	11.50931	3,614,736
01/01/2013 to 12/31/2013	11.50931	12.61294	4,075,434
01/01/2014 to 12/31/2014	12.61294	13.12731	3,921,488
01/01/2015 to 12/31/2015	13.12731	12.93297	3,693,992
01/01/2016 to 12/31/2016	12.93297	13.25501	3,490,875
01/01/2017 to 12/31/2017	13.25501	14.67172	3,375,046
01/01/2018 to 12/31/2018	14.67172	13.73759	3,016,304
01/01/2019 to 12/31/2019	13.73759	15.53975	3,325,507
01/01/2020 to 12/31/2020	15.53975	17.07893	3,734,852
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.83550	10.76565	100,497
01/01/2012 to 12/31/2012	10.76565	12.23930	264,843
01/01/2013 to 12/31/2013	12.23930	16.48876	263,046
01/01/2014 to 12/31/2014	16.48876	17.82120	255,266
01/01/2015 to 12/31/2015	17.82120	19.46008	258,022
01/01/2016 to 12/31/2016	19.46008	18.92630	234,993
01/01/2017 to 12/31/2017	18.92630	25.37413	210,697
01/01/2018 to 12/31/2018	25.37413	24.63897	192,765
01/01/2019 to 12/31/2019	24.63897	32.24720	220,087
01/01/2020 to 12/31/2020	32.24720	49.02762	325,935
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99892	11.70512	0
01/01/2014 to 12/31/2014	11.70512	13.31379	0
01/01/2015 to 12/31/2015	13.31379	13.34352	387
01/01/2016 to 12/31/2016	13.34352	14.60020	2,405
01/01/2017 to 12/31/2017	14.60020	17.49643	2,316
01/01/2018 to 12/31/2018	17.49643	16.03284	308
01/01/2019 to 12/31/2019	16.03284	19.81036	295
01/01/2020 to 12/31/2020	19.81036	21.73243	7,765
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	9.99892	9.94571	0
01/01/2015 to 12/31/2015	9.94571	9.72775	0
01/01/2016 to 12/31/2016	9.72775	10.45780	10,427
01/01/2017 to 12/31/2017	10.45780	11.82978	9,514
01/01/2018 to 12/31/2018	11.82978	10.95483	9,511
01/01/2019 to 12/31/2019	10.95483	12.78592	5,380
01/01/2020 to 12/31/2020	12.78592	13.38599	4,841
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.36749	11.11743	282,606
01/01/2012 to 12/31/2012	11.11743	12.31871	453,969
01/01/2013 to 12/31/2013	12.31871	16.61002	419,180
01/01/2014 to 12/31/2014	16.61002	18.13007	731,099
01/01/2015 to 12/31/2015	18.13007	19.69664	617,181
01/01/2016 to 12/31/2016	19.69664	20.52521	623,680
01/01/2017 to 12/31/2017	20.52521	26.94244	550,011
01/01/2018 to 12/31/2018	26.94244	25.87563	439,358
01/01/2019 to 12/31/2019	25.87563	33.61743	581,299
01/01/2020 to 12/31/2020	33.61743	43.66285	571,041

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.95462	10.47366	220,494
01/01/2012 to 12/31/2012	10.47366	12.72311	390,491
01/01/2013 to 12/31/2013	12.72311	16.02802	434,565
01/01/2014 to 12/31/2014	16.02802	16.39392	443,769
01/01/2015 to 12/31/2015	16.39392	15.94369	432,607
01/01/2016 to 12/31/2016	15.94369	16.85607	449,184
01/01/2017 to 12/31/2017	16.85607	20.60381	431,452
01/01/2018 to 12/31/2018	20.60381	18.39193	380,810
01/01/2019 to 12/31/2019	18.39193	23.59101	465,376
01/01/2020 to 12/31/2020	23.59101	26.58581	542,553
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99893	10.34858	724,229
01/01/2013 to 12/31/2013	10.34858	12.14602	935,292
01/01/2014 to 12/31/2014	12.14602	12.60409	952,142
01/01/2015 to 12/31/2015	12.60409	12.28577	895,402
01/01/2016 to 12/31/2016	12.28577	12.65041	849,813
01/01/2017 to 12/31/2017	12.65041	14.54570	829,552
01/01/2018 to 12/31/2018	14.54570	13.16770	753,921
01/01/2019 to 12/31/2019	13.16770	15.95489	861,438
01/01/2020 to 12/31/2020	15.95489	17.30240	927,689
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.93006	10.72407	99,962
01/01/2012 to 12/31/2012	10.72407	12.39282	179,098
01/01/2013 to 12/31/2013	12.39282	16.72156	177,241
01/01/2014 to 12/31/2014	16.72156	17.94181	177,076
01/01/2015 to 12/31/2015	17.94181	18.98862	160,223
01/01/2016 to 12/31/2016	18.98862	19.10047	158,512
01/01/2017 to 12/31/2017	19.10047	24.64204	141,109
01/01/2018 to 12/31/2018	24.64204	24.84283	136,913
01/01/2019 to 12/31/2019	24.84283	33.78329	194,529
01/01/2020 to 12/31/2020	33.78329	43.50659	197,860
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99893	10.21028	18
01/01/2013 to 12/31/2013	10.21028	13.55475	30,659
01/01/2014 to 12/31/2014	13.55475	14.74552	36,694
01/01/2015 to 12/31/2015	14.74552	14.44861	74,064
01/01/2016 to 12/31/2016	14.44861	16.17865	127,355
01/01/2017 to 12/31/2017	16.17865	18.73770	145,489
01/01/2018 to 12/31/2018	18.73770	16.61574	144,178
01/01/2019 to 12/31/2019	16.61574	21.21263	258,648
01/01/2020 to 12/31/2020	21.21263	21.75234	349,965
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.47753	10.99121	233,643
01/01/2012 to 12/31/2012	10.99121	12.97601	463,170
01/01/2013 to 12/31/2013	12.97601	16.93019	467,960
01/01/2014 to 12/31/2014	16.93019	18.63631	430,047
01/01/2015 to 12/31/2015	18.63631	17.34822	700,232
01/01/2016 to 12/31/2016	17.34822	17.40477	693,645
01/01/2017 to 12/31/2017	17.40477	21.83303	642,637
01/01/2018 to 12/31/2018	21.83303	20.61058	597,417
01/01/2019 to 12/31/2019	20.61058	26.47705	787,480
01/01/2020 to 12/31/2020	26.47705	35.23737	870,055

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.29548	10.87188	178,182
01/01/2012 to 12/31/2012	10.87188	12.56833	335,675
01/01/2013 to 12/31/2013	12.56833	17.61601	362,866
01/01/2014 to 12/31/2014	17.61601	19.86467	363,604
01/01/2015 to 12/31/2015	19.86467	18.50123	345,036
01/01/2016 to 12/31/2016	18.50123	21.59009	373,356
01/01/2017 to 12/31/2017	21.59009	24.24853	358,027
01/01/2018 to 12/31/2018	24.24853	19.99644	299,243
01/01/2019 to 12/31/2019	19.99644	23.88416	412,956
01/01/2020 to 12/31/2020	23.88416	23.15284	572,597
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.65463	10.62112	4,049,925
01/01/2012 to 12/31/2012	10.62112	11.57039	8,490,782
01/01/2013 to 12/31/2013	11.57039	12.47194	9,362,091
01/01/2014 to 12/31/2014	12.47194	13.02073	8,986,810
01/01/2015 to 12/31/2015	13.02073	12.86986	8,572,947
01/01/2016 to 12/31/2016	12.86986	13.40474	8,154,181
01/01/2017 to 12/31/2017	13.40474	14.57126	8,027,849
01/01/2018 to 12/31/2018	14.57126	13.97244	7,265,764
01/01/2019 to 12/31/2019	13.97244	15.82362	8,362,326
01/01/2020 to 12/31/2020	15.82362	17.03627	9,192,903
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01884	10.07683	15,195
01/01/2012 to 12/31/2012	10.07683	10.65287	165,409
01/01/2013 to 12/31/2013	10.65287	10.27127	208,725
01/01/2014 to 12/31/2014	10.27127	10.75219	252,824
01/01/2015 to 12/31/2015	10.75219	10.58400	257,289
01/01/2016 to 12/31/2016	10.58400	10.88655	306,404
01/01/2017 to 12/31/2017	10.88655	11.35471	330,387
01/01/2018 to 12/31/2018	11.35471	11.11519	332,131
01/01/2019 to 12/31/2019	11.11519	12.04077	538,952
01/01/2020 to 12/31/2020	12.04077	12.60316	846,606
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	11.57100	10.71112	2,063,048
01/01/2012 to 12/31/2012	10.71112	11.93776	4,616,019
01/01/2013 to 12/31/2013	11.93776	13.78859	5,778,464
01/01/2014 to 12/31/2014	13.78859	14.86104	5,774,393
01/01/2015 to 12/31/2015	14.86104	14.57797	10,584,645
01/01/2016 to 12/31/2016	14.57797	15.84120	10,135,191
01/01/2017 to 12/31/2017	15.84120	18.15252	17,367,892
01/01/2018 to 12/31/2018	18.15252	16.55449	15,321,224
01/01/2019 to 12/31/2019	16.55449	19.47290	18,724,431
01/01/2020 to 12/31/2020	19.47290	20.34537	22,199,754
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	10.95026	11.18180	67,008
01/01/2012 to 12/31/2012	11.18180	13.11164	141,648
01/01/2013 to 12/31/2013	13.11164	17.13775	164,437
01/01/2014 to 12/31/2014	17.13775	19.82656	176,902
01/01/2015 to 12/31/2015	19.82656	20.17140	146,580
01/01/2016 to 12/31/2016	20.17140	22.86543	163,041
01/01/2017 to 12/31/2017	22.86543	27.59065	156,926
01/01/2018 to 12/31/2018	27.59065	24.99267	140,834
01/01/2019 to 12/31/2019	24.99267	30.70289	353,276
01/01/2020 to 12/31/2020	30.70289	28.73179	400,558

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99892	8.92125	0
01/01/2012 to 12/31/2012	8.92125	9.96370	4,544
01/01/2013 to 12/31/2013	9.96370	12.03673	4,671
01/01/2014 to 12/31/2014	12.03673	12.65262	4,667
01/01/2015 to 12/31/2015	12.65262	12.50693	4,663
01/01/2016 to 12/31/2016	12.50693	13.12509	4,663
01/01/2017 to 12/31/2017	13.12509	15.31131	6,077
01/01/2018 to 12/31/2018	15.31131	14.12473	6,075
01/01/2019 to 12/31/2019	14.12473	16.89730	6,069
01/01/2020 to 12/31/2020	16.89730	18.60824	4,992
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.22363	10.48304	134,774
01/01/2012 to 12/31/2012	10.48304	12.42355	219,428
01/01/2013 to 12/31/2013	12.42355	17.26646	233,452
01/01/2014 to 12/31/2014	17.26646	17.88395	222,534
01/01/2015 to 12/31/2015	17.88395	17.88711	194,124
01/01/2016 to 12/31/2016	17.88711	19.01429	180,705
01/01/2017 to 12/31/2017	19.01429	23.96456	173,888
01/01/2018 to 12/31/2018	23.96456	21.08659	145,593
01/01/2019 to 12/31/2019	21.08659	28.40537	210,451
01/01/2020 to 12/31/2020	28.40537	37.90098	263,931
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.68615	12.39878	98,599
01/01/2012 to 12/31/2012	12.39878	13.72749	229,649
01/01/2013 to 12/31/2013	13.72749	18.31474	236,945
01/01/2014 to 12/31/2014	18.31474	18.76702	238,557
01/01/2015 to 12/31/2015	18.76702	18.66860	248,016
01/01/2016 to 12/31/2016	18.66860	20.65158	239,875
01/01/2017 to 12/31/2017	20.65158	25.25871	228,397
01/01/2018 to 12/31/2018	25.25871	22.83360	214,925
01/01/2019 to 12/31/2019	22.83360	29.32496	269,432
01/01/2020 to 12/31/2020	29.32496	42.94988	285,739
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.52948	10.69970	69,319
01/01/2012 to 12/31/2012	10.69970	12.47826	124,318
01/01/2013 to 12/31/2013	12.47826	16.92247	121,412
01/01/2014 to 12/31/2014	16.92247	17.58238	116,091
01/01/2015 to 12/31/2015	17.58238	16.60583	118,889
01/01/2016 to 12/31/2016	16.60583	21.17695	125,239
01/01/2017 to 12/31/2017	21.17695	22.43803	105,476
01/01/2018 to 12/31/2018	22.43803	18.36352	91,717
01/01/2019 to 12/31/2019	18.36352	22.10853	179,531
01/01/2020 to 12/31/2020	22.10853	22.00932	251,636
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.75123	10.82213	6,771,379
01/01/2012 to 12/31/2012	10.82213	12.12288	15,859,196
01/01/2013 to 12/31/2013	12.12288	13.97954	18,784,994
01/01/2014 to 12/31/2014	13.97954	14.60907	18,587,781
01/01/2015 to 12/31/2015	14.60907	14.42529	21,666,221
01/01/2016 to 12/31/2016	14.42529	15.31223	21,082,338
01/01/2017 to 12/31/2017	15.31223	17.44229	20,234,386
01/01/2018 to 12/31/2018	17.44229	16.29732	18,463,163
01/01/2019 to 12/31/2019	16.29732	19.43835	19,718,316
01/01/2020 to 12/31/2020	19.43835	21.59030	21,359,018

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014* to 12/31/2014	9.99892	10.54562	0
01/01/2015 to 12/31/2015	10.54562	10.56463	883
01/01/2016 to 12/31/2016	10.56463	10.99577	883
01/01/2017 to 12/31/2017	10.99577	13.06767	4,523
01/01/2018 to 12/31/2018	13.06767	11.91193	4,954
01/01/2019 to 12/31/2019	11.91193	14.66408	6,154
01/01/2020 to 12/31/2020	14.66408	16.45630	10,755
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.19772	10.86500	325,842
01/01/2012 to 12/31/2012	10.86500	12.60921	693,674
01/01/2013 to 12/31/2013	12.60921	17.92452	666,594
01/01/2014 to 12/31/2014	17.92452	19.16797	665,841
01/01/2015 to 12/31/2015	19.16797	20.73190	713,758
01/01/2016 to 12/31/2016	20.73190	21.01510	696,301
01/01/2017 to 12/31/2017	21.01510	28.60108	644,401
01/01/2018 to 12/31/2018	28.60108	29.31875	584,338
01/01/2019 to 12/31/2019	29.31875	37.10678	786,136
01/01/2020 to 12/31/2020	37.10678	51.20342	894,467
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.72651	10.53507	96,250
01/01/2012 to 12/31/2012	10.53507	11.79151	311,826
01/01/2013 to 12/31/2013	11.79151	15.66850	320,669
01/01/2014 to 12/31/2014	15.66850	15.70586	305,808
01/01/2015 to 12/31/2015	15.70586	14.56174	286,238
01/01/2016 to 12/31/2016	14.56174	15.25369	280,546
01/01/2017 to 12/31/2017	15.25369	17.54800	263,362
01/01/2018 to 12/31/2018	17.54800	15.63700	253,669
01/01/2019 to 12/31/2019	15.63700	19.44191	1,246,616
01/01/2020 to 12/31/2020	19.44191	19.59029	1,706,370
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.53931	9.69046	372,065
01/01/2012 to 12/31/2012	9.69046	9.91022	694,859
01/01/2013 to 12/31/2013	9.91022	11.28586	679,741
01/01/2014 to 12/31/2014	11.28586	10.20778	687,247
01/01/2015 to 12/31/2015	10.20778	8.13532	699,159
01/01/2016 to 12/31/2016	8.13532	10.00630	618,579
01/01/2017 to 12/31/2017	10.00630	10.89442	651,164
01/01/2018 to 12/31/2018	10.89442	8.96148	533,399
01/01/2019 to 12/31/2019	8.96148	10.33681	855,913
01/01/2020 to 12/31/2020	10.33681	9.97582	1,270,261
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.56425	11.02019	112,742
01/01/2012 to 12/31/2012	11.02019	12.87930	171,428
01/01/2013 to 12/31/2013	12.87930	16.83252	165,288
01/01/2014 to 12/31/2014	16.83252	19.10071	158,692
01/01/2015 to 12/31/2015	19.10071	17.60657	139,976
01/01/2016 to 12/31/2016	17.60657	19.81025	134,621
01/01/2017 to 12/31/2017	19.81025	23.17660	120,856
01/01/2018 to 12/31/2018	23.17660	19.09354	104,041
01/01/2019 to 12/31/2019	19.09354	22.45333	129,693
01/01/2020 to 12/31/2020	22.45333	20.87340	208,143

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	9.99892	8.85848	268,058
01/01/2012 to 12/31/2012	8.85848	9.70561	1,151,273
01/01/2013 to 12/31/2013	9.70561	11.54352	1,771,017
01/01/2014 to 12/31/2014	11.54352	12.02061	1,870,480
01/01/2015 to 12/31/2015	12.02061	11.78924	1,739,473
01/01/2016 to 12/31/2016	11.78924	12.39552	1,682,352
01/01/2017 to 12/31/2017	12.39552	13.89783	1,619,500
01/01/2018 to 12/31/2018	13.89783	13.03078	1,462,669
01/01/2019 to 12/31/2019	13.03078	15.50494	1,557,780
01/01/2020 to 12/31/2020	15.50494	16.32248	1,866,206
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.45725	10.94324	427,687
01/01/2012 to 12/31/2012	10.94324	11.64904	727,814
01/01/2013 to 12/31/2013	11.64904	11.32595	829,748
01/01/2014 to 12/31/2014	11.32595	11.98316	879,706
01/01/2015 to 12/31/2015	11.98316	11.97368	943,406
01/01/2016 to 12/31/2016	11.97368	12.42690	998,622
01/01/2017 to 12/31/2017	12.42690	13.03934	1,082,144
01/01/2018 to 12/31/2018	13.03934	12.57749	1,676,076
01/01/2019 to 12/31/2019	12.57749	13.94101	2,440,279
01/01/2020 to 12/31/2020	13.94101	14.87540	3,470,473
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	9.99893	10.39933	6,510
01/01/2013 to 12/31/2013	10.39933	9.42915	10,108
01/01/2014 to 12/31/2014	9.42915	9.43260	9,595
01/01/2015 to 12/31/2015	9.43260	9.02303	5,383
01/01/2016 to 12/31/2016	9.02303	9.85061	4,178
01/01/2017 to 12/31/2017	9.85061	10.62723	3,384
01/01/2018 to 12/31/2018	10.62723	9.78901	2,332
01/01/2019 to 12/31/2019	9.78901	11.09660	1,845
01/01/2020 to 12/31/2020	11.09660	11.76794	1,114
PSF Small Capitalization Stock Portfolio
04/30/2018* to 12/31/2018	9.90769	8.82880	4,035
01/01/2019 to 12/31/2019	8.82880	10.66757	5,757
01/01/2020 to 12/31/2020	10.66757	11.68632	5,754
PSF Stock Index Portfolio
04/30/2018* to 12/31/2018	9.91839	9.41927	1,265
01/01/2019 to 12/31/2019	9.41927	12.18573	4,434
01/01/2020 to 12/31/2020	12.18573	14.20154	108,845
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT B SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (2.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.76360	10.23677	63,270
01/01/2012 to 12/31/2012	10.23677	11.25791	55,665
01/01/2013 to 12/31/2013	11.25791	12.09609	51,239
01/01/2014 to 12/31/2014	12.09609	12.26912	48,272
01/01/2015 to 12/31/2015	12.26912	11.60105	23,189
01/01/2016 to 12/31/2016	11.60105	12.05305	16,955
01/01/2017 to 12/31/2017	12.05305	13.25866	26,254
01/01/2018 to 12/31/2018	13.25866	11.89825	8,561
01/01/2019 to 12/31/2019	11.89825	13.49093	11,560
01/01/2020 to 12/31/2020	13.49093	13.73664	1,404
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.86903	10.63140	97,104
01/01/2012 to 12/31/2012	10.63140	11.80420	86,608
01/01/2013 to 12/31/2013	11.80420	13.44221	53,339
01/01/2014 to 12/31/2014	13.44221	13.93521	61,095
01/01/2015 to 12/31/2015	13.93521	13.72405	39,168
01/01/2016 to 12/31/2016	13.72405	14.36201	30,438
01/01/2017 to 12/31/2017	14.36201	16.40782	29,846
01/01/2018 to 12/31/2018	16.40782	15.08486	11,969
01/01/2019 to 12/31/2019	15.08486	17.95958	16,376
01/01/2020 to 12/31/2020	17.95958	19.42054	13,606
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	10.75566	10.31779	60,253
01/01/2012 to 12/31/2012	10.31779	11.11657	51,711
01/01/2013 to 12/31/2013	11.11657	12.21187	25,527
01/01/2014 to 12/31/2014	12.21187	12.54429	25,272
01/01/2015 to 12/31/2015	12.54429	12.23535	22,395
01/01/2016 to 12/31/2016	12.23535	12.53023	14,179
01/01/2017 to 12/31/2017	12.53023	14.23020	14,315
01/01/2018 to 12/31/2018	14.23020	12.80249	7,738
01/01/2019 to 12/31/2019	12.80249	14.76547	7,763
01/01/2020 to 12/31/2020	14.76547	16.45973	6,153
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.72203	10.34844	228,689
01/01/2012 to 12/31/2012	10.34844	11.37141	207,751
01/01/2013 to 12/31/2013	11.37141	13.07048	142,794
01/01/2014 to 12/31/2014	13.07048	13.60269	163,330
01/01/2015 to 12/31/2015	13.60269	13.35307	85,736
01/01/2016 to 12/31/2016	13.35307	13.86830	61,334
01/01/2017 to 12/31/2017	13.86830	15.56997	71,543
01/01/2018 to 12/31/2018	15.56997	14.45940	36,197
01/01/2019 to 12/31/2019	14.45940	16.86994	84,136
01/01/2020 to 12/31/2020	16.86994	18.42163	73,015

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99809	9.12620	0
01/01/2012 to 12/31/2012	9.12620	9.97667	0
01/01/2013 to 12/31/2013	9.97667	10.80518	1,041
01/01/2014 to 12/31/2014	10.80518	11.07340	0
01/01/2015 to 12/31/2015	11.07340	10.49404	0
01/01/2016 to 12/31/2016	10.49404	10.96688	0
01/01/2017 to 12/31/2017	10.96688	12.06665	0
01/01/2018 to 12/31/2018	12.06665	11.16542	0
01/01/2019 to 12/31/2019	11.16542	12.83089	0
01/01/2020 to 12/31/2020	12.83089	13.12971	0
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	10.05274	10.04285	1,989
01/01/2012 to 12/31/2012	10.04285	10.27228	569
01/01/2013 to 12/31/2013	10.27228	9.81790	20
01/01/2014 to 12/31/2014	9.81790	9.58291	143
01/01/2015 to 12/31/2015	9.58291	9.40784	123
01/01/2016 to 12/31/2016	9.40784	9.34229	76
01/01/2017 to 12/31/2017	9.34229	9.28330	83
01/01/2018 to 12/31/2018	9.28330	9.13630	0
01/01/2019 to 12/31/2019	9.13630	9.33871	0
01/01/2020 to 12/31/2020	9.33871	9.35794	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	10.32475	10.40836	103,225
01/01/2012 to 12/31/2012	10.40836	11.11653	98,464
01/01/2013 to 12/31/2013	11.11653	10.66129	62,675
01/01/2014 to 12/31/2014	10.66129	10.85686	52,098
01/01/2015 to 12/31/2015	10.85686	10.38362	44,109
01/01/2016 to 12/31/2016	10.38362	10.57422	36,562
01/01/2017 to 12/31/2017	10.57422	10.78227	39,246
01/01/2018 to 12/31/2018	10.78227	10.46331	32,662
01/01/2019 to 12/31/2019	10.46331	11.16573	10,055
01/01/2020 to 12/31/2020	11.16573	11.71243	9,643
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.73369	12.61630	453,232
01/01/2012 to 12/31/2012	12.61630	13.16317	428,448
01/01/2013 to 12/31/2013	13.16317	11.96003	204,525
01/01/2014 to 12/31/2014	11.96003	12.58253	323,814
01/01/2015 to 12/31/2015	12.58253	12.51228	324,881
01/01/2016 to 12/31/2016	12.51228	12.47376	298,187
01/01/2017 to 12/31/2017	12.47376	12.38018	251,416
01/01/2018 to 12/31/2018	12.38018	12.10205	150,318
01/01/2019 to 12/31/2019	12.10205	12.42299	147,318
01/01/2020 to 12/31/2020	12.42299	12.51966	334,026
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99809	11.95962	94,051
01/01/2012 to 12/31/2012	11.95962	12.36732	176,446
01/01/2013 to 12/31/2013	12.36732	10.90536	130,875
01/01/2014 to 12/31/2014	10.90536	11.75937	72,368
01/01/2015 to 12/31/2015	11.75937	11.72977	132,585
01/01/2016 to 12/31/2016	11.72977	11.66990	99,527
01/01/2017 to 12/31/2017	11.66990	11.58096	82,894
01/01/2018 to 12/31/2018	11.58096	11.29641	60,696
01/01/2019 to 12/31/2019	11.29641	11.68680	71,001
01/01/2020 to 12/31/2020	11.68680	11.98996	54,439

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99746	10.34590	30,847
01/01/2013 to 12/31/2013	10.34590	9.07699	519,876
01/01/2014 to 12/31/2014	9.07699	9.98740	189,047
01/01/2015 to 12/31/2015	9.98740	10.02192	2,675
01/01/2016 to 12/31/2016	10.02192	9.97904	28,792
01/01/2017 to 12/31/2017	9.97904	9.91543	0
01/01/2018 to 12/31/2018	9.91543	9.66060	0
01/01/2019 to 12/31/2019	9.66060	10.05275	0
01/01/2020 to 12/31/2020	10.05275	10.48654	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99873	8.70488	98,535
01/01/2014 to 12/31/2014	8.70488	9.74562	106,037
01/01/2015 to 12/31/2015	9.74562	9.79194	0
01/01/2016 to 12/31/2016	9.79194	9.74958	0
01/01/2017 to 12/31/2017	9.74958	9.68628	104,031
01/01/2018 to 12/31/2018	9.68628	9.40135	169,790
01/01/2019 to 12/31/2019	9.40135	9.91592	2,454
01/01/2020 to 12/31/2020	9.91592	10.52641	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99873	11.24540	23,476
01/01/2015 to 12/31/2015	11.24540	11.20625	394,975
01/01/2016 to 12/31/2016	11.20625	11.21982	9,081
01/01/2017 to 12/31/2017	11.21982	11.16296	3,613
01/01/2018 to 12/31/2018	11.16296	10.82474	61,225
01/01/2019 to 12/31/2019	10.82474	11.49770	7,688
01/01/2020 to 12/31/2020	11.49770	12.50810	4,345
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99873	9.88722	5,413
01/01/2016 to 12/31/2016	9.88722	9.86091	288,362
01/01/2017 to 12/31/2017	9.86091	9.86801	214,421
01/01/2018 to 12/31/2018	9.86801	9.53963	242,452
01/01/2019 to 12/31/2019	9.53963	10.25497	188,397
01/01/2020 to 12/31/2020	10.25497	11.08899	4,348
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99746	9.82927	201,380
01/01/2017 to 12/31/2017	9.82927	9.86166	143,649
01/01/2018 to 12/31/2018	9.86166	9.51243	170,225
01/01/2019 to 12/31/2019	9.51243	10.28687	61,134
01/01/2020 to 12/31/2020	10.28687	11.24331	8,656
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99745	9.98561	0
01/01/2018 to 12/31/2018	9.98561	9.55422	9,112
01/01/2019 to 12/31/2019	9.55422	10.41618	0
01/01/2020 to 12/31/2020	10.41618	11.67079	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99745	9.61243	0
01/01/2019 to 12/31/2019	9.61243	10.54623	18,273
01/01/2020 to 12/31/2020	10.54623	11.98232	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99873	11.17699	26,565
01/01/2020 to 12/31/2020	11.17699	12.50474	104,136
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99873	11.05986	144,448

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.80239	10.29819	176,110
01/01/2012 to 12/31/2012	10.29819	11.44169	156,027
01/01/2013 to 12/31/2013	11.44169	13.71394	114,823
01/01/2014 to 12/31/2014	13.71394	14.33579	103,446
01/01/2015 to 12/31/2015	14.33579	14.08079	44,830
01/01/2016 to 12/31/2016	14.08079	14.69822	50,965
01/01/2017 to 12/31/2017	14.69822	16.93035	58,493
01/01/2018 to 12/31/2018	16.93035	15.51040	25,288
01/01/2019 to 12/31/2019	15.51040	18.52511	53,784
01/01/2020 to 12/31/2020	18.52511	20.52797	45,309
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99809	11.59720	0
01/01/2014 to 12/31/2014	11.59720	12.87257	1,247
01/01/2015 to 12/31/2015	12.87257	12.12727	787
01/01/2016 to 12/31/2016	12.12727	13.61387	829
01/01/2017 to 12/31/2017	13.61387	15.74958	1,093
01/01/2018 to 12/31/2018	15.74958	14.65209	1,222
01/01/2019 to 12/31/2019	14.65209	18.75730	1,336
01/01/2020 to 12/31/2020	18.75730	19.19207	1,448
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	11.51275	10.68145	1,555
01/01/2012 to 12/31/2012	10.68145	13.23265	1,841
01/01/2013 to 12/31/2013	13.23265	13.49041	1,334
01/01/2014 to 12/31/2014	13.49041	15.01538	714
01/01/2015 to 12/31/2015	15.01538	14.65689	512
01/01/2016 to 12/31/2016	14.65689	14.44880	412
01/01/2017 to 12/31/2017	14.44880	15.65417	511
01/01/2018 to 12/31/2018	15.65417	14.57188	253
01/01/2019 to 12/31/2019	14.57188	17.81396	619
01/01/2020 to 12/31/2020	17.81396	16.89142	210
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	11.75243	12.23924	3,216
01/01/2012 to 12/31/2012	12.23924	13.79249	3,016
01/01/2013 to 12/31/2013	13.79249	13.89752	2,176
01/01/2014 to 12/31/2014	13.89752	17.77560	2,671
01/01/2015 to 12/31/2015	17.77560	18.20804	1,776
01/01/2016 to 12/31/2016	18.20804	18.64698	1,535
01/01/2017 to 12/31/2017	18.64698	19.35710	704
01/01/2018 to 12/31/2018	19.35710	18.01025	408
01/01/2019 to 12/31/2019	18.01025	23.08904	353
01/01/2020 to 12/31/2020	23.08904	21.91789	370
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.64283	9.06934	8,350
01/01/2012 to 12/31/2012	9.06934	10.44909	5,713
01/01/2013 to 12/31/2013	10.44909	10.23152	4,948
01/01/2014 to 12/31/2014	10.23152	9.52798	6,624
01/01/2015 to 12/31/2015	9.52798	7.75161	4,987
01/01/2016 to 12/31/2016	7.75161	8.51008	2,200
01/01/2017 to 12/31/2017	8.51008	10.50821	2,306
01/01/2018 to 12/31/2018	10.50821	8.82316	1,236
01/01/2019 to 12/31/2019	8.82316	9.77091	2,023
01/01/2020 to 12/31/2020	9.77091	9.93373	2,736

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	10.98381	10.57010	94,586
01/01/2012 to 12/31/2012	10.57010	11.42496	80,938
01/01/2013 to 12/31/2013	11.42496	12.80989	51,012
01/01/2014 to 12/31/2014	12.80989	12.90966	55,467
01/01/2015 to 12/31/2015	12.90966	12.73776	43,842
01/01/2016 to 12/31/2016	12.73776	12.97467	37,638
01/01/2017 to 12/31/2017	12.97467	14.76525	39,492
01/01/2018 to 12/31/2018	14.76525	13.30663	29,253
01/01/2019 to 12/31/2019	13.30663	15.60078	20,265
01/01/2020 to 12/31/2020	15.60078	16.57706	17,261
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99936	10.05869	238
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.67177	10.37382	28,997
01/01/2012 to 12/31/2012	10.37382	11.16148	27,954
01/01/2013 to 12/31/2013	11.16148	11.97581	28,338
01/01/2014 to 12/31/2014	11.97581	12.17331	29,066
01/01/2015 to 12/31/2015	12.17331	11.78513	20,471
01/01/2016 to 12/31/2016	11.78513	12.11993	17,895
01/01/2017 to 12/31/2017	12.11993	13.29642	19,411
01/01/2018 to 12/31/2018	13.29642	12.07223	11,763
01/01/2019 to 12/31/2019	12.07223	13.68427	16,718
01/01/2020 to 12/31/2020	13.68427	14.56833	10,962
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.45866	11.34127	3,541
01/01/2012 to 12/31/2012	11.34127	12.81851	3,365
01/01/2013 to 12/31/2013	12.81851	17.38469	3,166
01/01/2014 to 12/31/2014	17.38469	18.20742	3,565
01/01/2015 to 12/31/2015	18.20742	16.81121	1,651
01/01/2016 to 12/31/2016	16.81121	20.41897	636
01/01/2017 to 12/31/2017	20.41897	22.38219	831
01/01/2018 to 12/31/2018	22.38219	18.78927	632
01/01/2019 to 12/31/2019	18.78927	22.51253	33
01/01/2020 to 12/31/2020	22.51253	22.53061	383
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.81590	9.59256	2,518
01/01/2012 to 12/31/2012	9.59256	9.37229	144
01/01/2013 to 12/31/2013	9.37229	9.15665	12
01/01/2014 to 12/31/2014	9.15665	8.94614	12
01/01/2015 to 12/31/2015	8.94614	8.74032	9,140
01/01/2016 to 12/31/2016	8.74032	8.53994	12
01/01/2017 to 12/31/2017	8.53994	8.37260	13
01/01/2018 to 12/31/2018	8.37260	8.28535	364
01/01/2019 to 12/31/2019	8.28535	8.23164	1,182
01/01/2020 to 12/31/2020	8.23164	8.06030	1,136

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	10.73309	10.81948	5,584
01/01/2012 to 12/31/2012	10.81948	12.03683	5,190
01/01/2013 to 12/31/2013	12.03683	12.60442	3,175
01/01/2014 to 12/31/2014	12.60442	12.62960	4,130
01/01/2015 to 12/31/2015	12.62960	11.89940	3,434
01/01/2016 to 12/31/2016	11.89940	13.41635	2,193
01/01/2017 to 12/31/2017	13.41635	14.08796	1,496
01/01/2018 to 12/31/2018	14.08796	13.48870	268
01/01/2019 to 12/31/2019	13.48870	15.19472	166
01/01/2020 to 12/31/2020	15.19472	15.23652	169
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.58960	9.91346	98
01/01/2012 to 12/31/2012	9.91346	11.32062	123
01/01/2013 to 12/31/2013	11.32062	15.46916	1,828
01/01/2014 to 12/31/2014	15.46916	17.19095	768
01/01/2015 to 12/31/2015	17.19095	15.47940	334
01/01/2016 to 12/31/2016	15.47940	18.13181	359
01/01/2017 to 12/31/2017	18.13181	21.11617	458
01/01/2018 to 12/31/2018	21.11617	17.70842	173
01/01/2019 to 12/31/2019	17.70842	22.40912	522
01/01/2020 to 12/31/2020	22.40912	21.95301	285
AST International Growth Portfolio
01/01/2011 to 12/31/2011	11.22607	9.55062	3,231
01/01/2012 to 12/31/2012	9.55062	11.23108	2,698
01/01/2013 to 12/31/2013	11.23108	13.06392	4,061
01/01/2014 to 12/31/2014	13.06392	12.05820	3,525
01/01/2015 to 12/31/2015	12.05820	12.15171	2,721
01/01/2016 to 12/31/2016	12.15171	11.42423	2,689
01/01/2017 to 12/31/2017	11.42423	15.11667	978
01/01/2018 to 12/31/2018	15.11667	12.79841	1,124
01/01/2019 to 12/31/2019	12.79841	16.51934	95
01/01/2020 to 12/31/2020	16.51934	21.19472	638
AST International Value Portfolio
01/01/2011 to 12/31/2011	10.76596	9.19856	5,339
01/01/2012 to 12/31/2012	9.19856	10.48534	3,699
01/01/2013 to 12/31/2013	10.48534	12.23853	2,133
01/01/2014 to 12/31/2014	12.23853	11.15543	1,329
01/01/2015 to 12/31/2015	11.15543	10.98783	975
01/01/2016 to 12/31/2016	10.98783	10.79796	608
01/01/2017 to 12/31/2017	10.79796	12.95711	565
01/01/2018 to 12/31/2018	12.95711	10.61485	713
01/01/2019 to 12/31/2019	10.61485	12.44721	646
01/01/2020 to 12/31/2020	12.44721	12.08717	604
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.84209	10.53278	11,827
01/01/2012 to 12/31/2012	10.53278	11.68784	11,711
01/01/2013 to 12/31/2013	11.68784	13.27832	9,914
01/01/2014 to 12/31/2014	13.27832	13.79866	8,888
01/01/2015 to 12/31/2015	13.79866	13.33999	5,302
01/01/2016 to 12/31/2016	13.33999	13.71391	3,581
01/01/2017 to 12/31/2017	13.71391	15.67133	4,117
01/01/2018 to 12/31/2018	15.67133	14.18034	2,981
01/01/2019 to 12/31/2019	14.18034	16.54611	1,370
01/01/2020 to 12/31/2020	16.54611	18.29300	1,114

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.52888	9.34567	795
01/01/2012 to 12/31/2012	9.34567	11.13086	623
01/01/2013 to 12/31/2013	11.13086	12.54532	2,181
01/01/2014 to 12/31/2014	12.54532	11.47656	3,018
01/01/2015 to 12/31/2015	11.47656	10.89916	1,738
01/01/2016 to 12/31/2016	10.89916	10.85482	615
01/01/2017 to 12/31/2017	10.85482	13.74874	673
01/01/2018 to 12/31/2018	13.74874	11.08436	347
01/01/2019 to 12/31/2019	11.08436	13.77757	168
01/01/2020 to 12/31/2020	13.77757	15.22134	67
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.55869	10.34036	58,277
01/01/2012 to 12/31/2012	10.34036	11.18508	55,380
01/01/2013 to 12/31/2013	11.18508	12.13349	26,826
01/01/2014 to 12/31/2014	12.13349	12.50029	33,624
01/01/2015 to 12/31/2015	12.50029	12.19051	29,312
01/01/2016 to 12/31/2016	12.19051	12.36794	24,442
01/01/2017 to 12/31/2017	12.36794	13.55149	26,210
01/01/2018 to 12/31/2018	13.55149	12.55951	22,293
01/01/2019 to 12/31/2019	12.55951	14.06328	9,621
01/01/2020 to 12/31/2020	14.06328	15.29968	9,994
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.74695	10.56966	2,545
01/01/2012 to 12/31/2012	10.56966	11.89459	2,286
01/01/2013 to 12/31/2013	11.89459	15.86218	877
01/01/2014 to 12/31/2014	15.86218	16.97024	1,375
01/01/2015 to 12/31/2015	16.97024	18.34311	792
01/01/2016 to 12/31/2016	18.34311	17.65976	345
01/01/2017 to 12/31/2017	17.65976	23.43708	764
01/01/2018 to 12/31/2018	23.43708	22.52610	208
01/01/2019 to 12/31/2019	22.52610	29.18324	0
01/01/2020 to 12/31/2020	29.18324	43.92028	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.27468	10.91510	5,251
01/01/2012 to 12/31/2012	10.91510	11.97169	4,493
01/01/2013 to 12/31/2013	11.97169	15.97874	2,669
01/01/2014 to 12/31/2014	15.97874	17.26455	5,812
01/01/2015 to 12/31/2015	17.26455	18.56636	3,568
01/01/2016 to 12/31/2016	18.56636	19.15200	2,490
01/01/2017 to 12/31/2017	19.15200	24.88609	2,093
01/01/2018 to 12/31/2018	24.88609	23.65703	774
01/01/2019 to 12/31/2019	23.65703	30.42379	272
01/01/2020 to 12/31/2020	30.42379	39.11488	168
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.86514	10.28312	2,065
01/01/2012 to 12/31/2012	10.28312	12.36479	1,446
01/01/2013 to 12/31/2013	12.36479	15.41885	6,180
01/01/2014 to 12/31/2014	15.41885	15.61113	7,705
01/01/2015 to 12/31/2015	15.61113	15.02861	2,616
01/01/2016 to 12/31/2016	15.02861	15.72804	1,623
01/01/2017 to 12/31/2017	15.72804	19.03087	562
01/01/2018 to 12/31/2018	19.03087	16.81466	464
01/01/2019 to 12/31/2019	16.81466	21.34931	1,063
01/01/2020 to 12/31/2020	21.34931	23.81589	638

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99809	10.27736	1,469
01/01/2013 to 12/31/2013	10.27736	11.94018	519
01/01/2014 to 12/31/2014	11.94018	12.26499	674
01/01/2015 to 12/31/2015	12.26499	11.83407	527
01/01/2016 to 12/31/2016	11.83407	12.06220	322
01/01/2017 to 12/31/2017	12.06220	13.72931	177
01/01/2018 to 12/31/2018	13.72931	12.30195	131
01/01/2019 to 12/31/2019	12.30195	14.75490	38
01/01/2020 to 12/31/2020	14.75490	15.83886	157
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.84075	10.52884	406
01/01/2012 to 12/31/2012	10.52884	12.04371	872
01/01/2013 to 12/31/2013	12.04371	16.08596	1,935
01/01/2014 to 12/31/2014	16.08596	17.08490	951
01/01/2015 to 12/31/2015	17.08490	17.89862	569
01/01/2016 to 12/31/2016	17.89862	17.82217	483
01/01/2017 to 12/31/2017	17.82217	22.76078	488
01/01/2018 to 12/31/2018	22.76078	22.71240	388
01/01/2019 to 12/31/2019	22.71240	30.57336	20
01/01/2020 to 12/31/2020	30.57336	38.97416	20
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99809	10.17167	0
01/01/2013 to 12/31/2013	10.17167	13.36678	4,054
01/01/2014 to 12/31/2014	13.36678	14.39378	4,257
01/01/2015 to 12/31/2015	14.39378	13.96103	2,676
01/01/2016 to 12/31/2016	13.96103	15.47471	445
01/01/2017 to 12/31/2017	15.47471	17.74152	792
01/01/2018 to 12/31/2018	17.74152	15.57193	356
01/01/2019 to 12/31/2019	15.57193	19.67854	0
01/01/2020 to 12/31/2020	19.67854	19.97476	579
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.38383	10.79120	4,713
01/01/2012 to 12/31/2012	10.79120	12.61054	3,989
01/01/2013 to 12/31/2013	12.61054	16.28679	3,482
01/01/2014 to 12/31/2014	16.28679	17.74638	3,516
01/01/2015 to 12/31/2015	17.74638	16.35246	3,313
01/01/2016 to 12/31/2016	16.35246	16.23998	2,034
01/01/2017 to 12/31/2017	16.23998	20.16622	1,242
01/01/2018 to 12/31/2018	20.16622	18.84305	848
01/01/2019 to 12/31/2019	18.84305	23.96116	652
01/01/2020 to 12/31/2020	23.96116	31.56615	473
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.20328	10.67411	2,275
01/01/2012 to 12/31/2012	10.67411	12.21442	1,637
01/01/2013 to 12/31/2013	12.21442	16.94666	3,127
01/01/2014 to 12/31/2014	16.94666	18.91641	3,419
01/01/2015 to 12/31/2015	18.91641	17.43947	1,345
01/01/2016 to 12/31/2016	17.43947	20.14556	510
01/01/2017 to 12/31/2017	20.14556	22.39770	298
01/01/2018 to 12/31/2018	22.39770	18.28181	135
01/01/2019 to 12/31/2019	18.28181	21.61499	106
01/01/2020 to 12/31/2020	21.61499	20.74091	140

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.56757	10.42777	129,216
01/01/2012 to 12/31/2012	10.42777	11.24445	115,507
01/01/2013 to 12/31/2013	11.24445	11.99793	76,347
01/01/2014 to 12/31/2014	11.99793	12.39894	73,702
01/01/2015 to 12/31/2015	12.39894	12.13111	33,935
01/01/2016 to 12/31/2016	12.13111	12.50763	22,578
01/01/2017 to 12/31/2017	12.50763	13.45876	15,988
01/01/2018 to 12/31/2018	13.45876	12.77407	3,823
01/01/2019 to 12/31/2019	12.77407	14.31985	10,549
01/01/2020 to 12/31/2020	14.31985	15.26106	34,778
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01801	10.05915	0
01/01/2012 to 12/31/2012	10.05915	10.52610	274
01/01/2013 to 12/31/2013	10.52610	10.04606	226
01/01/2014 to 12/31/2014	10.04606	10.40988	375
01/01/2015 to 12/31/2015	10.40988	10.14319	1,528
01/01/2016 to 12/31/2016	10.14319	10.32759	74
01/01/2017 to 12/31/2017	10.32759	10.66282	50
01/01/2018 to 12/31/2018	10.66282	10.33170	2,002
01/01/2019 to 12/31/2019	10.33170	11.07870	316
01/01/2020 to 12/31/2020	11.07870	11.47869	1,533
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	11.47648	10.51610	58,001
01/01/2012 to 12/31/2012	10.51610	11.60136	48,000
01/01/2013 to 12/31/2013	11.60136	13.26440	31,773
01/01/2014 to 12/31/2014	13.26440	14.15124	29,572
01/01/2015 to 12/31/2015	14.15124	13.74109	82,803
01/01/2016 to 12/31/2016	13.74109	14.78113	84,733
01/01/2017 to 12/31/2017	14.78113	16.76680	115,758
01/01/2018 to 12/31/2018	16.76680	15.13489	55,719
01/01/2019 to 12/31/2019	15.13489	17.62276	61,213
01/01/2020 to 12/31/2020	17.62276	18.22584	38,748
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	10.86080	10.97830	513
01/01/2012 to 12/31/2012	10.97830	12.74231	617
01/01/2013 to 12/31/2013	12.74231	16.48642	484
01/01/2014 to 12/31/2014	16.48642	18.87993	889
01/01/2015 to 12/31/2015	18.87993	19.01370	556
01/01/2016 to 12/31/2016	19.01370	21.33549	502
01/01/2017 to 12/31/2017	21.33549	25.48471	741
01/01/2018 to 12/31/2018	25.48471	22.84964	385
01/01/2019 to 12/31/2019	22.84964	27.78584	827
01/01/2020 to 12/31/2020	27.78584	25.73856	592
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99809	8.86034	0
01/01/2012 to 12/31/2012	8.86034	9.79521	0
01/01/2013 to 12/31/2013	9.79521	11.71340	0
01/01/2014 to 12/31/2014	11.71340	12.18789	0
01/01/2015 to 12/31/2015	12.18789	11.92555	0
01/01/2016 to 12/31/2016	11.92555	12.38861	0
01/01/2017 to 12/31/2017	12.38861	14.30628	0
01/01/2018 to 12/31/2018	14.30628	13.06308	0
01/01/2019 to 12/31/2019	13.06308	15.46895	0
01/01/2020 to 12/31/2020	15.46895	16.86265	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.12383	10.29217	4,152
01/01/2012 to 12/31/2012	10.29217	12.07351	2,799
01/01/2013 to 12/31/2013	12.07351	16.61005	4,124
01/01/2014 to 12/31/2014	16.61005	17.02978	4,056
01/01/2015 to 12/31/2015	17.02978	16.86020	1,813
01/01/2016 to 12/31/2016	16.86020	17.74165	1,042
01/01/2017 to 12/31/2017	17.74165	22.13488	967
01/01/2018 to 12/31/2018	22.13488	19.27810	708
01/01/2019 to 12/31/2019	19.27810	25.70620	672
01/01/2020 to 12/31/2020	25.70620	33.95233	355
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.58259	12.17325	1,253
01/01/2012 to 12/31/2012	12.17325	13.34082	1,199
01/01/2013 to 12/31/2013	13.34082	17.61871	1,062
01/01/2014 to 12/31/2014	17.61871	17.87086	740
01/01/2015 to 12/31/2015	17.87086	17.59705	512
01/01/2016 to 12/31/2016	17.59705	19.26963	224
01/01/2017 to 12/31/2017	19.26963	23.33046	175
01/01/2018 to 12/31/2018	23.33046	20.87538	135
01/01/2019 to 12/31/2019	20.87538	26.53836	443
01/01/2020 to 12/31/2020	26.53836	38.47532	320
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.43543	10.50502	3,409
01/01/2012 to 12/31/2012	10.50502	12.12694	1,679
01/01/2013 to 12/31/2013	12.12694	16.27955	2,040
01/01/2014 to 12/31/2014	16.27955	16.74311	791
01/01/2015 to 12/31/2015	16.74311	15.65300	494
01/01/2016 to 12/31/2016	15.65300	19.76030	242
01/01/2017 to 12/31/2017	19.76030	20.72553	166
01/01/2018 to 12/31/2018	20.72553	16.78902	103
01/01/2019 to 12/31/2019	16.78902	20.00821	588
01/01/2020 to 12/31/2020	20.00821	19.71668	0
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.66346	10.62519	165,177
01/01/2012 to 12/31/2012	10.62519	11.78150	144,219
01/01/2013 to 12/31/2013	11.78150	13.44819	97,500
01/01/2014 to 12/31/2014	13.44819	13.91148	161,911
01/01/2015 to 12/31/2015	13.91148	13.59728	124,699
01/01/2016 to 12/31/2016	13.59728	14.28752	91,393
01/01/2017 to 12/31/2017	14.28752	16.11061	99,271
01/01/2018 to 12/31/2018	16.11061	14.89963	41,643
01/01/2019 to 12/31/2019	14.89963	17.59130	58,102
01/01/2020 to 12/31/2020	17.59130	19.34101	36,776
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.10634	10.66740	4,065
01/01/2012 to 12/31/2012	10.66740	12.25406	4,144
01/01/2013 to 12/31/2013	12.25406	17.24330	10,934
01/01/2014 to 12/31/2014	17.24330	18.25254	10,955
01/01/2015 to 12/31/2015	18.25254	19.54171	4,683
01/01/2016 to 12/31/2016	19.54171	19.60859	2,418
01/01/2017 to 12/31/2017	19.60859	26.41743	903
01/01/2018 to 12/31/2018	26.41743	26.80443	30
01/01/2019 to 12/31/2019	26.80443	33.58092	522
01/01/2020 to 12/31/2020	33.58092	45.86904	206

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.63879	10.34328	2,009
01/01/2012 to 12/31/2012	10.34328	11.45924	2,026
01/01/2013 to 12/31/2013	11.45924	15.07276	3,976
01/01/2014 to 12/31/2014	15.07276	14.95546	4,526
01/01/2015 to 12/31/2015	14.95546	13.72536	941
01/01/2016 to 12/31/2016	13.72536	14.23228	805
01/01/2017 to 12/31/2017	14.23228	16.20773	55
01/01/2018 to 12/31/2018	16.20773	14.29536	57
01/01/2019 to 12/31/2019	14.29536	17.59375	4,022
01/01/2020 to 12/31/2020	17.59375	17.54827	4,310
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.44494	9.51383	5,957
01/01/2012 to 12/31/2012	9.51383	9.63079	7,755
01/01/2013 to 12/31/2013	9.63079	10.85645	2,786
01/01/2014 to 12/31/2014	10.85645	9.71986	2,894
01/01/2015 to 12/31/2015	9.71986	7.66789	2,147
01/01/2016 to 12/31/2016	7.66789	9.33614	1,274
01/01/2017 to 12/31/2017	9.33614	10.06213	964
01/01/2018 to 12/31/2018	10.06213	8.19247	524
01/01/2019 to 12/31/2019	8.19247	9.35411	326
01/01/2020 to 12/31/2020	9.35411	8.93578	338
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.46980	10.81966	3,066
01/01/2012 to 12/31/2012	10.81966	12.51658	2,660
01/01/2013 to 12/31/2013	12.51658	16.19288	2,359
01/01/2014 to 12/31/2014	16.19288	18.18867	1,095
01/01/2015 to 12/31/2015	18.18867	16.59591	691
01/01/2016 to 12/31/2016	16.59591	18.48453	694
01/01/2017 to 12/31/2017	18.48453	21.40726	253
01/01/2018 to 12/31/2018	21.40726	17.45614	153
01/01/2019 to 12/31/2019	17.45614	20.31979	0
01/01/2020 to 12/31/2020	20.31979	18.69841	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	9.99809	8.79804	0
01/01/2012 to 12/31/2012	8.79804	9.54156	0
01/01/2013 to 12/31/2013	9.54156	11.23346	12,837
01/01/2014 to 12/31/2014	11.23346	11.57925	29,414
01/01/2015 to 12/31/2015	11.57925	11.24128	13,945
01/01/2016 to 12/31/2016	11.24128	11.69988	10,394
01/01/2017 to 12/31/2017	11.69988	12.98546	26,433
01/01/2018 to 12/31/2018	12.98546	12.05124	12,664
01/01/2019 to 12/31/2019	12.05124	14.19415	614
01/01/2020 to 12/31/2020	14.19415	14.79108	643
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.37188	10.74432	31,852
01/01/2012 to 12/31/2012	10.74432	11.32108	32,220
01/01/2013 to 12/31/2013	11.32108	10.89550	35,623
01/01/2014 to 12/31/2014	10.89550	11.41109	38,785
01/01/2015 to 12/31/2015	11.41109	11.28653	30,827
01/01/2016 to 12/31/2016	11.28653	11.59551	25,482
01/01/2017 to 12/31/2017	11.59551	12.04419	26,832
01/01/2018 to 12/31/2018	12.04419	11.49930	24,376
01/01/2019 to 12/31/2019	11.49930	12.61685	4,148
01/01/2020 to 12/31/2020	12.61685	13.32628	3,985
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only - Cliff M&E (1.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/18/2019 to 12/31/2019	14.05323	14.90762	4,363,597
01/01/2020 to 12/31/2020	14.90762	15.33453	5,523,247
AST Advanced Strategies Portfolio
03/18/2019 to 12/31/2019	18.07667	19.84522	10,851,087
01/01/2020 to 12/31/2020	19.84522	21.67920	11,938,744
AST AllianzGI World Trends Portfolio
03/18/2019 to 12/31/2019	15.03902	16.31578	7,559,402
01/01/2020 to 12/31/2020	16.31578	18.37402	7,801,345
AST Balanced Asset Allocation Portfolio
03/18/2019 to 12/31/2019	17.19783	18.64139	11,113,628
01/01/2020 to 12/31/2020	18.64139	20.56419	12,310,578
AST BlackRock Global Strategies Portfolio
03/18/2019 to 12/31/2019	13.09110	14.01539	2,117,543
01/01/2020 to 12/31/2020	14.01539	14.48857	2,358,041
AST BlackRock Low Duration Bond Portfolio
03/18/2019 to 12/31/2019	10.10356	10.31886	486,717
01/01/2020 to 12/31/2020	10.31886	10.44583	571,244
AST BlackRock/Loomis Sayles Bond Portfolio
03/18/2019 to 12/31/2019	11.67440	12.33819	5,390,596
01/01/2020 to 12/31/2020	12.33819	13.07478	6,752,069
AST Capital Growth Asset Allocation Portfolio
03/18/2019 to 12/31/2019	18.73403	20.47010	8,653,371
01/01/2020 to 12/31/2020	20.47010	22.91529	10,592,018
AST ClearBridge Dividend Growth Portfolio
03/18/2019 to 12/31/2019	17.53234	20.11318	202,379
01/01/2020 to 12/31/2020	20.11318	20.79014	358,367
AST Cohen & Steers Global Realty Portfolio
03/18/2019 to 12/31/2019	17.98484	19.68420	132,669
01/01/2020 to 12/31/2020	19.68420	18.85606	177,300
AST Cohen & Steers Realty Portfolio
03/18/2019 to 12/31/2019	22.47949	25.51258	331,360
01/01/2020 to 12/31/2020	25.51258	24.46661	422,893
AST Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	10.46660	10.79757	1,097,594
01/01/2020 to 12/31/2020	10.79757	11.08984	1,499,125
AST Fidelity Institutional AM® Quantitative Portfolio
03/18/2019 to 12/31/2019	15.77556	17.23877	6,390,851
01/01/2020 to 12/31/2020	17.23877	18.50501	7,379,609
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99964	10.07243	559,530
AST Goldman Sachs Multi-Asset Portfolio
03/18/2019 to 12/31/2019	14.10799	15.12091	3,169,284
01/01/2020 to 12/31/2020	15.12091	16.26249	3,535,433
AST Goldman Sachs Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	23.35725	24.87644	433,024
01/01/2020 to 12/31/2020	24.87644	25.15133	635,754
AST Government Money Market Portfolio
03/18/2019 to 12/31/2019	9.07313	9.09555	633,483
01/01/2020 to 12/31/2020	9.09555	8.99780	1,122,236

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
03/18/2019 to 12/31/2019	15.72669	16.78977	453,395
01/01/2020 to 12/31/2020	16.78977	17.00842	533,154
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	22.68939	24.76188	278,379
01/01/2020 to 12/31/2020	24.76188	24.50627	421,791
AST International Growth Portfolio
03/18/2019 to 12/31/2019	16.00892	18.25409	297,648
01/01/2020 to 12/31/2020	18.25409	23.65985	360,288
AST International Value Portfolio
03/18/2019 to 12/31/2019	12.78414	13.75529	193,601
01/01/2020 to 12/31/2020	13.75529	13.49413	302,518
AST Investment Grade Bond Portfolio
03/18/2019 to 12/31/2019	13.72008	14.69167	2,149,395
01/01/2020 to 12/31/2020	14.69167	16.88859	2,204,159
AST J.P. Morgan Global Thematic Portfolio
03/18/2019 to 12/31/2019	16.83229	18.28375	3,240,604
01/01/2020 to 12/31/2020	18.28375	20.42092	3,741,284
AST J.P. Morgan International Equity Portfolio
03/18/2019 to 12/31/2019	13.55122	15.22443	637,669
01/01/2020 to 12/31/2020	15.22443	16.99197	839,070
AST J.P. Morgan Strategic Opportunities Portfolio
03/18/2019 to 12/31/2019	14.55314	15.53975	3,325,507
01/01/2020 to 12/31/2020	15.53975	17.07893	3,734,852
AST Jennison Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	28.62482	32.24720	220,087
01/01/2020 to 12/31/2020	32.24720	49.02762	325,935
AST Large-Cap Core Portfolio
03/18/2019 to 12/31/2019	18.04400	19.81036	295
01/01/2020 to 12/31/2020	19.81036	21.73243	7,765
AST Legg Mason Diversified Growth Portfolio
03/18/2019 to 12/31/2019	11.95474	12.78592	5,380
01/01/2020 to 12/31/2020	12.78592	13.38599	4,841
AST Loomis Sayles Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	29.65941	33.61743	581,299
01/01/2020 to 12/31/2020	33.61743	43.66285	571,041
AST MFS Global Equity Portfolio
03/18/2019 to 12/31/2019	21.00950	23.59101	465,376
01/01/2020 to 12/31/2020	23.59101	26.58581	542,553
AST MFS Growth Allocation Portfolio
03/18/2019 to 12/31/2019	14.35297	15.95489	861,438
01/01/2020 to 12/31/2020	15.95489	17.30240	927,689
AST MFS Growth Portfolio
03/18/2019 to 12/31/2019	28.86602	33.78329	194,529
01/01/2020 to 12/31/2020	33.78329	43.50659	197,860
AST MFS Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	18.75366	21.21263	258,648
01/01/2020 to 12/31/2020	21.21263	21.75234	349,965
AST Mid-Cap Growth Portfolio
03/18/2019 to 12/31/2019	23.92636	26.47705	787,480
01/01/2020 to 12/31/2020	26.47705	35.23737	870,055
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	22.91521	23.88416	412,956
01/01/2020 to 12/31/2020	23.88416	23.15284	572,597

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/18/2019 to 12/31/2019	14.79269	15.82362	8,362,326
01/01/2020 to 12/31/2020	15.82362	17.03627	9,192,903
AST Prudential Core Bond Portfolio
03/18/2019 to 12/31/2019	11.32072	12.04077	538,952
01/01/2020 to 12/31/2020	12.04077	12.60316	846,606
AST Prudential Growth Allocation Portfolio
03/18/2019 to 12/31/2019	18.09195	19.47290	18,724,431
01/01/2020 to 12/31/2020	19.47290	20.34537	22,199,754
AST QMA US Equity Alpha Portfolio
03/18/2019 to 12/31/2019	27.97268	30.70289	353,276
01/01/2020 to 12/31/2020	30.70289	28.73179	400,558
AST Quantitative Modeling Portfolio
03/18/2019 to 12/31/2019	15.49353	16.89730	6,069
01/01/2020 to 12/31/2020	16.89730	18.60824	4,992
AST Small-Cap Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	25.64348	28.40537	210,451
01/01/2020 to 12/31/2020	28.40537	37.90098	263,931
AST Small-Cap Growth Portfolio
03/18/2019 to 12/31/2019	27.71934	29.32496	269,432
01/01/2020 to 12/31/2020	29.32496	42.94988	285,739
AST Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	20.98862	22.10853	179,531
01/01/2020 to 12/31/2020	22.10853	22.00932	251,636
AST T. Rowe Price Asset Allocation Portfolio
03/18/2019 to 12/31/2019	17.74112	19.43835	19,718,316
01/01/2020 to 12/31/2020	19.43835	21.59030	21,359,018
AST T. Rowe Price Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	13.28221	14.66408	6,154
01/01/2020 to 12/31/2020	14.66408	16.45630	10,755
AST T. Rowe Price Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	33.50310	37.10678	786,136
01/01/2020 to 12/31/2020	37.10678	51.20342	894,467
AST T. Rowe Price Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	17.49900	19.44191	1,246,616
01/01/2020 to 12/31/2020	19.44191	19.59029	1,706,370
AST T. Rowe Price Natural Resources Portfolio
03/18/2019 to 12/31/2019	10.08232	10.33681	855,913
01/01/2020 to 12/31/2020	10.33681	9.97582	1,270,261
AST WEDGE Capital Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	21.48303	22.45333	129,693
01/01/2020 to 12/31/2020	22.45333	20.87340	208,143
AST Wellington Management Hedged Equity Portfolio
03/18/2019 to 12/31/2019	14.19098	15.50494	1,557,780
01/01/2020 to 12/31/2020	15.50494	16.32248	1,866,206
AST Western Asset Core Plus Bond Portfolio
03/18/2019 to 12/31/2019	12.93357	13.94101	2,440,279
01/01/2020 to 12/31/2020	13.94101	14.87540	3,470,473
AST Western Asset Emerging Markets Debt Portfolio
03/18/2019 to 12/31/2019	10.34926	11.09660	1,845
01/01/2020 to 12/31/2020	11.09660	11.76794	1,114
PSF Small Capitalization Stock Portfolio
03/18/2019 to 12/31/2019	9.97428	10.66757	5,757
01/01/2020 to 12/31/2020	10.66757	11.68632	5,754

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
PSF Stock Index Portfolio
03/18/2019 to 12/31/2019	10.65376	12.18573	4,434
01/01/2020 to 12/31/2020	12.18573	14.20154	108,845
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (2.70%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.72802	10.16130	34,716
01/01/2012 to 12/31/2012	10.16130	11.12891	25,480
01/01/2013 to 12/31/2013	11.12891	11.90837	5,553
01/01/2014 to 12/31/2014	11.90837	12.02921	8,854
01/01/2015 to 12/31/2015	12.02921	11.32759	4,013
01/01/2016 to 12/31/2016	11.32759	11.72082	2,535
01/01/2017 to 12/31/2017	11.72082	12.84061	4,141
01/01/2018 to 12/31/2018	12.84061	11.47569	1,117
01/01/2019 to 12/31/2019	11.47569	12.95856	0
01/01/2020 to 12/31/2020	12.95856	13.14060	0
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.83318	10.55300	11,054
01/01/2012 to 12/31/2012	10.55300	11.66908	7,378
01/01/2013 to 12/31/2013	11.66908	13.23395	3,459
01/01/2014 to 12/31/2014	13.23395	13.66311	3,376
01/01/2015 to 12/31/2015	13.66311	13.40099	2,468
01/01/2016 to 12/31/2016	13.40099	13.96682	2,048
01/01/2017 to 12/31/2017	13.96682	15.89119	2,346
01/01/2018 to 12/31/2018	15.89119	14.54977	1,517
01/01/2019 to 12/31/2019	14.54977	17.25161	0
01/01/2020 to 12/31/2020	17.25161	18.57857	0
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	10.72024	10.24187	11,198
01/01/2012 to 12/31/2012	10.24187	10.98948	14,026
01/01/2013 to 12/31/2013	10.98948	12.02286	3,493
01/01/2014 to 12/31/2014	12.02286	12.29951	3,930
01/01/2015 to 12/31/2015	12.29951	11.94756	2,556
01/01/2016 to 12/31/2016	11.94756	12.18547	1,927
01/01/2017 to 12/31/2017	12.18547	13.78216	2,040
01/01/2018 to 12/31/2018	13.78216	12.34837	1,217
01/01/2019 to 12/31/2019	12.34837	14.18349	0
01/01/2020 to 12/31/2020	14.18349	15.74618	0
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.68666	10.27226	187,710
01/01/2012 to 12/31/2012	10.27226	11.24135	169,127
01/01/2013 to 12/31/2013	11.24135	12.86823	88,787
01/01/2014 to 12/31/2014	12.86823	13.33735	95,841
01/01/2015 to 12/31/2015	13.33735	13.03902	49,460
01/01/2016 to 12/31/2016	13.03902	13.48695	29,793
01/01/2017 to 12/31/2017	13.48695	15.08000	44,954
01/01/2018 to 12/31/2018	15.08000	13.94672	14,986
01/01/2019 to 12/31/2019	13.94672	16.20528	4,380
01/01/2020 to 12/31/2020	16.20528	17.62344	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99775	9.10110	0
01/01/2012 to 12/31/2012	9.10110	9.90840	0
01/01/2013 to 12/31/2013	9.90840	10.68726	0
01/01/2014 to 12/31/2014	10.68726	10.90769	0
01/01/2015 to 12/31/2015	10.90769	10.29469	0
01/01/2016 to 12/31/2016	10.29469	10.71466	0
01/01/2017 to 12/31/2017	10.71466	11.74110	0
01/01/2018 to 12/31/2018	11.74110	10.81937	0
01/01/2019 to 12/31/2019	10.81937	12.38231	0
01/01/2020 to 12/31/2020	12.38231	12.61883	0
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	10.01971	9.96892	0
01/01/2012 to 12/31/2012	9.96892	10.15469	0
01/01/2013 to 12/31/2013	10.15469	9.66568	0
01/01/2014 to 12/31/2014	9.66568	9.39565	0
01/01/2015 to 12/31/2015	9.39565	9.18614	0
01/01/2016 to 12/31/2016	9.18614	9.08486	0
01/01/2017 to 12/31/2017	9.08486	8.99102	0
01/01/2018 to 12/31/2018	8.99102	8.81224	0
01/01/2019 to 12/31/2019	8.81224	8.97058	0
01/01/2020 to 12/31/2020	8.97058	8.95198	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	10.29072	10.33172	14,526
01/01/2012 to 12/31/2012	10.33172	10.98946	11,465
01/01/2013 to 12/31/2013	10.98946	10.49630	5,998
01/01/2014 to 12/31/2014	10.49630	10.64502	7,273
01/01/2015 to 12/31/2015	10.64502	10.13924	2,064
01/01/2016 to 12/31/2016	10.13924	10.28333	1,492
01/01/2017 to 12/31/2017	10.28333	10.44282	1,531
01/01/2018 to 12/31/2018	10.44282	10.09228	874
01/01/2019 to 12/31/2019	10.09228	10.72575	0
01/01/2020 to 12/31/2020	10.72575	11.20478	0
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.69820	12.52320	114,300
01/01/2012 to 12/31/2012	12.52320	13.01240	113,654
01/01/2013 to 12/31/2013	13.01240	11.77459	96,060
01/01/2014 to 12/31/2014	11.77459	12.33666	199,005
01/01/2015 to 12/31/2015	12.33666	12.21762	305,113
01/01/2016 to 12/31/2016	12.21762	12.13025	183,609
01/01/2017 to 12/31/2017	12.13025	11.99013	152,610
01/01/2018 to 12/31/2018	11.99013	11.67253	165,886
01/01/2019 to 12/31/2019	11.67253	11.93305	13,105
01/01/2020 to 12/31/2020	11.93305	11.97684	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99775	11.91076	53,967
01/01/2012 to 12/31/2012	11.91076	12.26620	103,163
01/01/2013 to 12/31/2013	12.26620	10.77189	86,349
01/01/2014 to 12/31/2014	10.77189	11.56789	41,737
01/01/2015 to 12/31/2015	11.56789	11.49155	41,750
01/01/2016 to 12/31/2016	11.49155	11.38620	47,817
01/01/2017 to 12/31/2017	11.38620	11.25340	44,285
01/01/2018 to 12/31/2018	11.25340	10.93182	58,601
01/01/2019 to 12/31/2019	10.93182	11.26334	7,204
01/01/2020 to 12/31/2020	11.26334	11.50823	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99701	10.30344	0
01/01/2013 to 12/31/2013	10.30344	9.00269	111,774
01/01/2014 to 12/31/2014	9.00269	9.86507	61,524
01/01/2015 to 12/31/2015	9.86507	9.85866	0
01/01/2016 to 12/31/2016	9.85866	9.77641	0
01/01/2017 to 12/31/2017	9.77641	9.67449	0
01/01/2018 to 12/31/2018	9.67449	9.38701	0
01/01/2019 to 12/31/2019	9.38701	9.72805	0
01/01/2020 to 12/31/2020	9.72805	10.10629	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99850	8.66918	0
01/01/2014 to 12/31/2014	8.66918	9.66595	0
01/01/2015 to 12/31/2015	9.66595	9.67214	0
01/01/2016 to 12/31/2016	9.67214	9.59096	0
01/01/2017 to 12/31/2017	9.59096	9.48967	0
01/01/2018 to 12/31/2018	9.48967	9.17254	0
01/01/2019 to 12/31/2019	9.17254	9.63508	0
01/01/2020 to 12/31/2020	9.63508	10.18653	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99850	11.19944	1,612
01/01/2015 to 12/31/2015	11.19944	11.11490	74,428
01/01/2016 to 12/31/2016	11.11490	11.08281	0
01/01/2017 to 12/31/2017	11.08281	10.98160	0
01/01/2018 to 12/31/2018	10.98160	10.60501	2,725
01/01/2019 to 12/31/2019	10.60501	11.21814	0
01/01/2020 to 12/31/2020	11.21814	12.15385	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99850	9.84675	7,723
01/01/2016 to 12/31/2016	9.84675	9.78047	28,967
01/01/2017 to 12/31/2017	9.78047	9.74751	17,780
01/01/2018 to 12/31/2018	9.74751	9.38435	21,732
01/01/2019 to 12/31/2019	9.38435	10.04678	0
01/01/2020 to 12/31/2020	10.04678	10.81941	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99701	9.78915	78,948
01/01/2017 to 12/31/2017	9.78915	9.78123	67,587
01/01/2018 to 12/31/2018	9.78123	9.39591	88,597
01/01/2019 to 12/31/2019	9.39591	10.11935	7,989
01/01/2020 to 12/31/2020	10.11935	11.01486	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99700	9.94490	0
01/01/2018 to 12/31/2018	9.94490	9.47614	0
01/01/2019 to 12/31/2019	9.47614	10.28887	0
01/01/2020 to 12/31/2020	10.28887	11.48095	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99700	9.57290	0
01/01/2019 to 12/31/2019	9.57290	10.45995	0
01/01/2020 to 12/31/2020	10.45995	11.83557	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99850	11.13127	0
01/01/2020 to 12/31/2020	11.13127	12.40255	0
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99850	11.01460	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.76684	10.22230	159,504
01/01/2012 to 12/31/2012	10.22230	11.31077	123,702
01/01/2013 to 12/31/2013	11.31077	13.50152	186,857
01/01/2014 to 12/31/2014	13.50152	14.05587	140,795
01/01/2015 to 12/31/2015	14.05587	13.74926	87,658
01/01/2016 to 12/31/2016	13.74926	14.29352	47,021
01/01/2017 to 12/31/2017	14.29352	16.39699	56,656
01/01/2018 to 12/31/2018	16.39699	14.95989	25,541
01/01/2019 to 12/31/2019	14.95989	17.79440	14,697
01/01/2020 to 12/31/2020	17.79440	19.63746	0
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99775	11.55659	311
01/01/2014 to 12/31/2014	11.55659	12.77488	1,310
01/01/2015 to 12/31/2015	12.77488	11.98596	664
01/01/2016 to 12/31/2016	11.98596	13.40026	418
01/01/2017 to 12/31/2017	13.40026	15.43941	601
01/01/2018 to 12/31/2018	15.43941	14.30443	179
01/01/2019 to 12/31/2019	14.30443	18.23727	0
01/01/2020 to 12/31/2020	18.23727	18.58353	0
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	11.47469	10.60270	157
01/01/2012 to 12/31/2012	10.60270	13.08119	129
01/01/2013 to 12/31/2013	13.08119	13.28131	75
01/01/2014 to 12/31/2014	13.28131	14.72209	52
01/01/2015 to 12/31/2015	14.72209	14.31166	20
01/01/2016 to 12/31/2016	14.31166	14.05091	21
01/01/2017 to 12/31/2017	14.05091	15.16104	18
01/01/2018 to 12/31/2018	15.16104	14.05475	18
01/01/2019 to 12/31/2019	14.05475	17.11148	0
01/01/2020 to 12/31/2020	17.11148	16.15887	0
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	11.71378	12.14917	422
01/01/2012 to 12/31/2012	12.14917	13.63494	381
01/01/2013 to 12/31/2013	13.63494	13.68240	271
01/01/2014 to 12/31/2014	13.68240	17.42880	425
01/01/2015 to 12/31/2015	17.42880	17.77975	241
01/01/2016 to 12/31/2016	17.77975	18.13409	241
01/01/2017 to 12/31/2017	18.13409	18.74797	261
01/01/2018 to 12/31/2018	18.74797	17.37169	126
01/01/2019 to 12/31/2019	17.37169	22.17924	0
01/01/2020 to 12/31/2020	22.17924	20.96788	0
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.60441	9.00244	6,037
01/01/2012 to 12/31/2012	9.00244	10.32934	1,429
01/01/2013 to 12/31/2013	10.32934	10.07284	1,027
01/01/2014 to 12/31/2014	10.07284	9.34178	1,860
01/01/2015 to 12/31/2015	9.34178	7.56897	926
01/01/2016 to 12/31/2016	7.56897	8.27550	3,100
01/01/2017 to 12/31/2017	8.27550	10.17686	2,944
01/01/2018 to 12/31/2018	10.17686	8.50979	930
01/01/2019 to 12/31/2019	8.50979	9.38527	0
01/01/2020 to 12/31/2020	9.38527	9.50258	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	10.94766	10.49225	12,468
01/01/2012 to 12/31/2012	10.49225	11.29416	10,157
01/01/2013 to 12/31/2013	11.29416	12.61143	13,170
01/01/2014 to 12/31/2014	12.61143	12.65766	9,967
01/01/2015 to 12/31/2015	12.65766	12.43791	6,327
01/01/2016 to 12/31/2016	12.43791	12.61768	5,113
01/01/2017 to 12/31/2017	12.61768	14.30042	6,512
01/01/2018 to 12/31/2018	14.30042	12.83463	3,772
01/01/2019 to 12/31/2019	12.83463	14.98586	0
01/01/2020 to 12/31/2020	14.98586	15.85862	0
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99925	10.05320	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.63651	10.29738	4,117
01/01/2012 to 12/31/2012	10.29738	11.03380	2,400
01/01/2013 to 12/31/2013	11.03380	11.79030	911
01/01/2014 to 12/31/2014	11.79030	11.93560	1,090
01/01/2015 to 12/31/2015	11.93560	11.50768	596
01/01/2016 to 12/31/2016	11.50768	11.78628	424
01/01/2017 to 12/31/2017	11.78628	12.87764	568
01/01/2018 to 12/31/2018	12.87764	11.64376	202
01/01/2019 to 12/31/2019	11.64376	13.14458	0
01/01/2020 to 12/31/2020	13.14458	13.93645	0
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.42102	11.25787	4,469
01/01/2012 to 12/31/2012	11.25787	12.67206	2,757
01/01/2013 to 12/31/2013	12.67206	17.11573	1,052
01/01/2014 to 12/31/2014	17.11573	17.85232	1,653
01/01/2015 to 12/31/2015	17.85232	16.41583	75
01/01/2016 to 12/31/2016	16.41583	19.85737	69
01/01/2017 to 12/31/2017	19.85737	21.67779	70
01/01/2018 to 12/31/2018	21.67779	18.12297	71
01/01/2019 to 12/31/2019	18.12297	21.62539	0
01/01/2020 to 12/31/2020	21.62539	21.55420	0
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.78359	9.52209	6,523
01/01/2012 to 12/31/2012	9.52209	9.26522	0
01/01/2013 to 12/31/2013	9.26522	9.01512	0
01/01/2014 to 12/31/2014	9.01512	8.77178	0
01/01/2015 to 12/31/2015	8.77178	8.53500	0
01/01/2016 to 12/31/2016	8.53500	8.30517	0
01/01/2017 to 12/31/2017	8.30517	8.10913	0
01/01/2018 to 12/31/2018	8.10913	7.99153	0
01/01/2019 to 12/31/2019	7.99153	7.90727	0
01/01/2020 to 12/31/2020	7.90727	7.71087	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	10.69768	10.73964	9,486
01/01/2012 to 12/31/2012	10.73964	11.89904	3,684
01/01/2013 to 12/31/2013	11.89904	12.40911	1,219
01/01/2014 to 12/31/2014	12.40911	12.38295	1,012
01/01/2015 to 12/31/2015	12.38295	11.61910	426
01/01/2016 to 12/31/2016	11.61910	13.04691	325
01/01/2017 to 12/31/2017	13.04691	13.64411	238
01/01/2018 to 12/31/2018	13.64411	13.01005	170
01/01/2019 to 12/31/2019	13.01005	14.59558	0
01/01/2020 to 12/31/2020	14.59558	14.57583	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.55472	9.84054	0
01/01/2012 to 12/31/2012	9.84054	11.19120	0
01/01/2013 to 12/31/2013	11.19120	15.22967	0
01/01/2014 to 12/31/2014	15.22967	16.85551	0
01/01/2015 to 12/31/2015	16.85551	15.11514	0
01/01/2016 to 12/31/2016	15.11514	17.63294	0
01/01/2017 to 12/31/2017	17.63294	20.45138	0
01/01/2018 to 12/31/2018	20.45138	17.08027	0
01/01/2019 to 12/31/2019	17.08027	21.52578	0
01/01/2020 to 12/31/2020	21.52578	21.00134	0
AST International Growth Portfolio
01/01/2011 to 12/31/2011	11.18912	9.48026	0
01/01/2012 to 12/31/2012	9.48026	11.10255	0
01/01/2013 to 12/31/2013	11.10255	12.86148	0
01/01/2014 to 12/31/2014	12.86148	11.82273	0
01/01/2015 to 12/31/2015	11.82273	11.86570	0
01/01/2016 to 12/31/2016	11.86570	11.10976	0
01/01/2017 to 12/31/2017	11.10976	14.64060	0
01/01/2018 to 12/31/2018	14.64060	12.34422	0
01/01/2019 to 12/31/2019	12.34422	15.86788	0
01/01/2020 to 12/31/2020	15.86788	20.27546	0
AST International Value Portfolio
01/01/2011 to 12/31/2011	10.73053	9.13080	545
01/01/2012 to 12/31/2012	9.13080	10.36547	363
01/01/2013 to 12/31/2013	10.36547	12.04897	180
01/01/2014 to 12/31/2014	12.04897	10.93767	169
01/01/2015 to 12/31/2015	10.93767	10.72928	115
01/01/2016 to 12/31/2016	10.72928	10.50085	130
01/01/2017 to 12/31/2017	10.50085	12.54926	121
01/01/2018 to 12/31/2018	12.54926	10.23838	502
01/01/2019 to 12/31/2019	10.23838	11.95660	0
01/01/2020 to 12/31/2020	11.95660	11.56329	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.80651	10.45528	11,482
01/01/2012 to 12/31/2012	10.45528	11.55436	8,613
01/01/2013 to 12/31/2013	11.55436	13.07295	8,707
01/01/2014 to 12/31/2014	13.07295	13.52958	7,807
01/01/2015 to 12/31/2015	13.52958	13.02640	3,096
01/01/2016 to 12/31/2016	13.02640	13.33675	2,945
01/01/2017 to 12/31/2017	13.33675	15.17819	2,778
01/01/2018 to 12/31/2018	15.17819	13.67759	311
01/01/2019 to 12/31/2019	13.67759	15.89420	0
01/01/2020 to 12/31/2020	15.89420	17.50030	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.49411	9.27676	503
01/01/2012 to 12/31/2012	9.27676	11.00339	389
01/01/2013 to 12/31/2013	11.00339	12.35100	266
01/01/2014 to 12/31/2014	12.35100	11.25254	244
01/01/2015 to 12/31/2015	11.25254	10.64265	53
01/01/2016 to 12/31/2016	10.64265	10.55610	968
01/01/2017 to 12/31/2017	10.55610	13.31567	875
01/01/2018 to 12/31/2018	13.31567	10.69105	58
01/01/2019 to 12/31/2019	10.69105	13.23425	0
01/01/2020 to 12/31/2020	13.23425	14.56124	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.52387	10.26420	8,129
01/01/2012 to 12/31/2012	10.26420	11.05718	5,983
01/01/2013 to 12/31/2013	11.05718	11.94565	3,063
01/01/2014 to 12/31/2014	11.94565	12.25655	2,874
01/01/2015 to 12/31/2015	12.25655	11.90380	1,794
01/01/2016 to 12/31/2016	11.90380	12.02773	843
01/01/2017 to 12/31/2017	12.02773	13.12491	397
01/01/2018 to 12/31/2018	13.12491	12.11407	73
01/01/2019 to 12/31/2019	12.11407	13.50900	0
01/01/2020 to 12/31/2020	13.50900	14.63656	0
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.71155	10.49190	159
01/01/2012 to 12/31/2012	10.49190	11.75857	87
01/01/2013 to 12/31/2013	11.75857	15.61666	36
01/01/2014 to 12/31/2014	15.61666	16.63931	34
01/01/2015 to 12/31/2015	16.63931	17.91179	26
01/01/2016 to 12/31/2016	17.91179	17.17412	31
01/01/2017 to 12/31/2017	17.17412	22.69976	27
01/01/2018 to 12/31/2018	22.69976	21.72761	25
01/01/2019 to 12/31/2019	21.72761	28.03357	0
01/01/2020 to 12/31/2020	28.03357	42.01764	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.23754	10.83471	0
01/01/2012 to 12/31/2012	10.83471	11.83484	0
01/01/2013 to 12/31/2013	11.83484	15.73142	0
01/01/2014 to 12/31/2014	15.73142	16.92770	262
01/01/2015 to 12/31/2015	16.92770	18.12955	94
01/01/2016 to 12/31/2016	18.12955	18.62498	95
01/01/2017 to 12/31/2017	18.62498	24.10265	84
01/01/2018 to 12/31/2018	24.10265	22.81797	80
01/01/2019 to 12/31/2019	22.81797	29.22468	0
01/01/2020 to 12/31/2020	29.22468	37.41963	0
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.82935	10.20729	0
01/01/2012 to 12/31/2012	10.20729	12.22327	0
01/01/2013 to 12/31/2013	12.22327	15.18002	0
01/01/2014 to 12/31/2014	15.18002	15.30634	281
01/01/2015 to 12/31/2015	15.30634	14.67487	262
01/01/2016 to 12/31/2016	14.67487	15.29508	263
01/01/2017 to 12/31/2017	15.29508	18.43160	252
01/01/2018 to 12/31/2018	18.43160	16.21809	0
01/01/2019 to 12/31/2019	16.21809	20.50762	0
01/01/2020 to 12/31/2020	20.50762	22.78327	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99776	10.24890	537
01/01/2013 to 12/31/2013	10.24890	11.85845	323
01/01/2014 to 12/31/2014	11.85845	12.13121	279
01/01/2015 to 12/31/2015	12.13121	11.65711	81
01/01/2016 to 12/31/2016	11.65711	11.83337	91
01/01/2017 to 12/31/2017	11.83337	13.41392	92
01/01/2018 to 12/31/2018	13.41392	11.96980	92
01/01/2019 to 12/31/2019	11.96980	14.29782	0
01/01/2020 to 12/31/2020	14.29782	15.28551	0
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.80508	10.45133	0
01/01/2012 to 12/31/2012	10.45133	11.90597	949
01/01/2013 to 12/31/2013	11.90597	15.83692	365
01/01/2014 to 12/31/2014	15.83692	16.75152	259
01/01/2015 to 12/31/2015	16.75152	17.47755	230
01/01/2016 to 12/31/2016	17.47755	17.33180	230
01/01/2017 to 12/31/2017	17.33180	22.04430	216
01/01/2018 to 12/31/2018	22.04430	21.90684	0
01/01/2019 to 12/31/2019	21.90684	29.36838	0
01/01/2020 to 12/31/2020	29.36838	37.28477	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99776	10.15622	0
01/01/2013 to 12/31/2013	10.15622	13.29201	0
01/01/2014 to 12/31/2014	13.29201	14.25459	0
01/01/2015 to 12/31/2015	14.25459	13.76939	0
01/01/2016 to 12/31/2016	13.76939	15.20007	0
01/01/2017 to 12/31/2017	15.20007	17.35562	0
01/01/2018 to 12/31/2018	17.35562	15.17049	0
01/01/2019 to 12/31/2019	15.17049	19.09285	0
01/01/2020 to 12/31/2020	19.09285	19.30077	0
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.34646	10.71178	0
01/01/2012 to 12/31/2012	10.71178	12.46639	0
01/01/2013 to 12/31/2013	12.46639	16.03477	0
01/01/2014 to 12/31/2014	16.03477	17.40029	250
01/01/2015 to 12/31/2015	17.40029	15.96783	298
01/01/2016 to 12/31/2016	15.96783	15.79319	622
01/01/2017 to 12/31/2017	15.79319	19.53154	586
01/01/2018 to 12/31/2018	19.53154	18.17486	60
01/01/2019 to 12/31/2019	18.17486	23.01694	0
01/01/2020 to 12/31/2020	23.01694	30.19807	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.16638	10.59540	4,308
01/01/2012 to 12/31/2012	10.59540	12.07466	2,440
01/01/2013 to 12/31/2013	12.07466	16.68426	865
01/01/2014 to 12/31/2014	16.68426	18.54723	1,437
01/01/2015 to 12/31/2015	18.54723	17.02906	421
01/01/2016 to 12/31/2016	17.02906	19.59124	328
01/01/2017 to 12/31/2017	19.59124	21.69250	335
01/01/2018 to 12/31/2018	21.69250	17.63330	89
01/01/2019 to 12/31/2019	17.63330	20.76283	0
01/01/2020 to 12/31/2020	20.76283	19.84152	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.53285	10.35103	33,863
01/01/2012 to 12/31/2012	10.35103	11.11596	27,178
01/01/2013 to 12/31/2013	11.11596	11.81223	13,265
01/01/2014 to 12/31/2014	11.81223	12.15718	13,104
01/01/2015 to 12/31/2015	12.15718	11.84594	6,407
01/01/2016 to 12/31/2016	11.84594	12.16388	3,344
01/01/2017 to 12/31/2017	12.16388	13.03542	635
01/01/2018 to 12/31/2018	13.03542	12.32132	186
01/01/2019 to 12/31/2019	12.32132	13.75579	0
01/01/2020 to 12/31/2020	13.75579	14.59994	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01767	10.05196	0
01/01/2012 to 12/31/2012	10.05196	10.47550	0
01/01/2013 to 12/31/2013	10.47550	9.95682	0
01/01/2014 to 12/31/2014	9.95682	10.27510	2,700
01/01/2015 to 12/31/2015	10.27510	9.97082	1,228
01/01/2016 to 12/31/2016	9.97082	10.11065	356
01/01/2017 to 12/31/2017	10.11065	10.39624	612
01/01/2018 to 12/31/2018	10.39624	10.03180	470
01/01/2019 to 12/31/2019	10.03180	10.71317	1,253
01/01/2020 to 12/31/2020	10.71317	11.05464	0
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	11.43865	10.43861	5,489
01/01/2012 to 12/31/2012	10.43861	11.46855	5,542
01/01/2013 to 12/31/2013	11.46855	13.05885	1,027
01/01/2014 to 12/31/2014	13.05885	13.87493	1,848
01/01/2015 to 12/31/2015	13.87493	13.41753	8,487
01/01/2016 to 12/31/2016	13.41753	14.37413	6,551
01/01/2017 to 12/31/2017	14.37413	16.23855	10,406
01/01/2018 to 12/31/2018	16.23855	14.59767	4,760
01/01/2019 to 12/31/2019	14.59767	16.92762	3,594
01/01/2020 to 12/31/2020	16.92762	17.43524	0
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	10.82499	10.89734	0
01/01/2012 to 12/31/2012	10.89734	12.59643	0
01/01/2013 to 12/31/2013	12.59643	16.23101	0
01/01/2014 to 12/31/2014	16.23101	18.51134	0
01/01/2015 to 12/31/2015	18.51134	18.56612	0
01/01/2016 to 12/31/2016	18.56612	20.74822	0
01/01/2017 to 12/31/2017	20.74822	24.68208	0
01/01/2018 to 12/31/2018	24.68208	22.03891	251
01/01/2019 to 12/31/2019	22.03891	26.69036	0
01/01/2020 to 12/31/2020	26.69036	24.62253	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99775	8.83594	0
01/01/2012 to 12/31/2012	8.83594	9.72824	0
01/01/2013 to 12/31/2013	9.72824	11.58574	0
01/01/2014 to 12/31/2014	11.58574	12.00578	0
01/01/2015 to 12/31/2015	12.00578	11.69925	0
01/01/2016 to 12/31/2016	11.69925	12.10377	0
01/01/2017 to 12/31/2017	12.10377	13.92024	0
01/01/2018 to 12/31/2018	13.92024	12.65823	0
01/01/2019 to 12/31/2019	12.65823	14.92822	0
01/01/2020 to 12/31/2020	14.92822	16.20662	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.08395	10.21630	491
01/01/2012 to 12/31/2012	10.21630	11.93538	263
01/01/2013 to 12/31/2013	11.93538	16.35278	106
01/01/2014 to 12/31/2014	16.35278	16.69730	103
01/01/2015 to 12/31/2015	16.69730	16.46333	86
01/01/2016 to 12/31/2016	16.46333	17.25324	373
01/01/2017 to 12/31/2017	17.25324	21.43768	343
01/01/2018 to 12/31/2018	21.43768	18.59390	272
01/01/2019 to 12/31/2019	18.59390	24.69240	0
01/01/2020 to 12/31/2020	24.69240	32.47992	0
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.54113	12.08356	244
01/01/2012 to 12/31/2012	12.08356	13.18823	109
01/01/2013 to 12/31/2013	13.18823	17.34591	63
01/01/2014 to 12/31/2014	17.34591	17.52204	401
01/01/2015 to 12/31/2015	17.52204	17.18290	696
01/01/2016 to 12/31/2016	17.18290	18.73936	363
01/01/2017 to 12/31/2017	18.73936	22.59592	342
01/01/2018 to 12/31/2018	22.59592	20.13476	64
01/01/2019 to 12/31/2019	20.13476	25.49207	0
01/01/2020 to 12/31/2020	25.49207	36.80722	0
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.39766	10.42757	0
01/01/2012 to 12/31/2012	10.42757	11.98804	0
01/01/2013 to 12/31/2013	11.98804	16.02732	0
01/01/2014 to 12/31/2014	16.02732	16.41607	0
01/01/2015 to 12/31/2015	16.41607	15.28434	375
01/01/2016 to 12/31/2016	15.28434	19.21614	267
01/01/2017 to 12/31/2017	19.21614	20.07245	270
01/01/2018 to 12/31/2018	20.07245	16.19287	0
01/01/2019 to 12/31/2019	16.19287	19.21874	0
01/01/2020 to 12/31/2020	19.21874	18.86107	0
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.62833	10.54700	68,629
01/01/2012 to 12/31/2012	10.54700	11.64682	51,417
01/01/2013 to 12/31/2013	11.64682	13.24003	32,848
01/01/2014 to 12/31/2014	13.24003	13.64001	51,848
01/01/2015 to 12/31/2015	13.64001	13.27734	35,391
01/01/2016 to 12/31/2016	13.27734	13.89431	10,472
01/01/2017 to 12/31/2017	13.89431	15.60326	14,319
01/01/2018 to 12/31/2018	15.60326	14.37107	6,728
01/01/2019 to 12/31/2019	14.37107	16.89784	0
01/01/2020 to 12/31/2020	16.89784	18.50251	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.06962	10.58857	0
01/01/2012 to 12/31/2012	10.58857	12.11375	0
01/01/2013 to 12/31/2013	12.11375	16.97611	0
01/01/2014 to 12/31/2014	16.97611	17.89630	0
01/01/2015 to 12/31/2015	17.89630	19.08190	303
01/01/2016 to 12/31/2016	19.08190	19.06902	0
01/01/2017 to 12/31/2017	19.06902	25.58575	0
01/01/2018 to 12/31/2018	25.58575	25.85357	0
01/01/2019 to 12/31/2019	25.85357	32.25705	0
01/01/2020 to 12/31/2020	32.25705	43.88067	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.60379	10.26707	0
01/01/2012 to 12/31/2012	10.26707	11.32811	998
01/01/2013 to 12/31/2013	11.32811	14.83939	718
01/01/2014 to 12/31/2014	14.83939	14.66362	1,543
01/01/2015 to 12/31/2015	14.66362	13.40246	795
01/01/2016 to 12/31/2016	13.40246	13.84073	537
01/01/2017 to 12/31/2017	13.84073	15.69731	784
01/01/2018 to 12/31/2018	15.69731	13.78817	246
01/01/2019 to 12/31/2019	13.78817	16.90012	0
01/01/2020 to 12/31/2020	16.90012	16.78736	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.40731	9.44376	765
01/01/2012 to 12/31/2012	9.44376	9.52074	1,533
01/01/2013 to 12/31/2013	9.52074	10.68860	505
01/01/2014 to 12/31/2014	10.68860	9.53026	1,283
01/01/2015 to 12/31/2015	9.53026	7.48748	36
01/01/2016 to 12/31/2016	7.48748	9.07922	33
01/01/2017 to 12/31/2017	9.07922	9.74532	30
01/01/2018 to 12/31/2018	9.74532	7.90170	29
01/01/2019 to 12/31/2019	7.90170	8.98513	0
01/01/2020 to 12/31/2020	8.98513	8.54820	0
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.43201	10.73996	319
01/01/2012 to 12/31/2012	10.73996	12.37341	166
01/01/2013 to 12/31/2013	12.37341	15.94209	70
01/01/2014 to 12/31/2014	15.94209	17.83365	64
01/01/2015 to 12/31/2015	17.83365	16.20531	58
01/01/2016 to 12/31/2016	16.20531	17.97579	59
01/01/2017 to 12/31/2017	17.97579	20.73319	59
01/01/2018 to 12/31/2018	20.73319	16.83672	63
01/01/2019 to 12/31/2019	16.83672	19.51844	0
01/01/2020 to 12/31/2020	19.51844	17.88757	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	9.99775	8.77381	0
01/01/2012 to 12/31/2012	8.77381	9.47622	0
01/01/2013 to 12/31/2013	9.47622	11.11097	96
01/01/2014 to 12/31/2014	11.11097	11.40603	96
01/01/2015 to 12/31/2015	11.40603	11.02779	0
01/01/2016 to 12/31/2016	11.02779	11.43090	0
01/01/2017 to 12/31/2017	11.43090	12.63517	0
01/01/2018 to 12/31/2018	12.63517	11.67787	0
01/01/2019 to 12/31/2019	11.67787	13.69808	0
01/01/2020 to 12/31/2020	13.69808	14.21584	0
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.33756	10.66490	3,905
01/01/2012 to 12/31/2012	10.66490	11.19133	2,442
01/01/2013 to 12/31/2013	11.19133	10.72657	430
01/01/2014 to 12/31/2014	10.72657	11.18815	1,938
01/01/2015 to 12/31/2015	11.18815	11.02065	959
01/01/2016 to 12/31/2016	11.02065	11.27609	1,700
01/01/2017 to 12/31/2017	11.27609	11.66453	2,174
01/01/2018 to 12/31/2018	11.66453	11.09096	514
01/01/2019 to 12/31/2019	11.09096	12.11908	0
01/01/2020 to 12/31/2020	12.11908	12.74815	0
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only - Cliff M&E (1.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/19/2019 to 12/31/2019	14.04338	14.90762	4,363,597
01/01/2020 to 12/31/2020	14.90762	15.33453	5,523,247
AST Advanced Strategies Portfolio
03/19/2019 to 12/31/2019	18.07602	19.84522	10,851,087
01/01/2020 to 12/31/2020	19.84522	21.67920	11,938,744
AST AllianzGI World Trends Portfolio
03/19/2019 to 12/31/2019	15.03848	16.31578	7,559,402
01/01/2020 to 12/31/2020	16.31578	18.37402	7,801,345
AST Balanced Asset Allocation Portfolio
03/19/2019 to 12/31/2019	17.18802	18.64139	11,113,628
01/01/2020 to 12/31/2020	18.64139	20.56419	12,310,578
AST BlackRock Global Strategies Portfolio
03/19/2019 to 12/31/2019	13.09063	14.01539	2,117,543
01/01/2020 to 12/31/2020	14.01539	14.48857	2,358,041
AST BlackRock Low Duration Bond Portfolio
03/19/2019 to 12/31/2019	10.10320	10.31886	486,717
01/01/2020 to 12/31/2020	10.31886	10.44583	571,244
AST BlackRock/Loomis Sayles Bond Portfolio
03/19/2019 to 12/31/2019	11.67398	12.33819	5,390,596
01/01/2020 to 12/31/2020	12.33819	13.07478	6,752,069
AST Capital Growth Asset Allocation Portfolio
03/19/2019 to 12/31/2019	18.73336	20.47010	8,653,371
01/01/2020 to 12/31/2020	20.47010	22.91529	10,592,018
AST ClearBridge Dividend Growth Portfolio
03/19/2019 to 12/31/2019	17.49476	20.11318	202,379
01/01/2020 to 12/31/2020	20.11318	20.79014	358,367
AST Cohen & Steers Global Realty Portfolio
03/19/2019 to 12/31/2019	17.97088	19.68420	132,669
01/01/2020 to 12/31/2020	19.68420	18.85606	177,300
AST Cohen & Steers Realty Portfolio
03/19/2019 to 12/31/2019	22.38955	25.51258	331,360
01/01/2020 to 12/31/2020	25.51258	24.46661	422,893
AST Emerging Markets Equity Portfolio
03/19/2019 to 12/31/2019	10.45515	10.79757	1,097,594
01/01/2020 to 12/31/2020	10.79757	11.08984	1,499,125
AST Fidelity Institutional AM® Quantitative Portfolio
03/19/2019 to 12/31/2019	15.75381	17.23877	6,390,851
01/01/2020 to 12/31/2020	17.23877	18.50501	7,379,609
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99964	10.07243	559,530
AST Goldman Sachs Multi-Asset Portfolio
03/19/2019 to 12/31/2019	14.09749	15.12091	3,169,284
01/01/2020 to 12/31/2020	15.12091	16.26249	3,535,433
AST Goldman Sachs Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	23.10537	24.87644	433,024
01/01/2020 to 12/31/2020	24.87644	25.15133	635,754
AST Government Money Market Portfolio
03/19/2019 to 12/31/2019	9.07328	9.09555	633,483
01/01/2020 to 12/31/2020	9.09555	8.99780	1,122,236

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
03/19/2019 to 12/31/2019	15.74103	16.78977	453,395
01/01/2020 to 12/31/2020	16.78977	17.00842	533,154
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	22.63563	24.76188	278,379
01/01/2020 to 12/31/2020	24.76188	24.50627	421,791
AST International Growth Portfolio
03/19/2019 to 12/31/2019	15.99038	18.25409	297,648
01/01/2020 to 12/31/2020	18.25409	23.65985	360,288
AST International Value Portfolio
03/19/2019 to 12/31/2019	12.79663	13.75529	193,601
01/01/2020 to 12/31/2020	13.75529	13.49413	302,518
AST Investment Grade Bond Portfolio
03/19/2019 to 12/31/2019	13.71959	14.69167	2,149,395
01/01/2020 to 12/31/2020	14.69167	16.88859	2,204,159
AST J.P. Morgan Global Thematic Portfolio
03/19/2019 to 12/31/2019	16.82143	18.28375	3,240,604
01/01/2020 to 12/31/2020	18.28375	20.42092	3,741,284
AST J.P. Morgan International Equity Portfolio
03/19/2019 to 12/31/2019	13.55549	15.22443	637,669
01/01/2020 to 12/31/2020	15.22443	16.99197	839,070
AST J.P. Morgan Strategic Opportunities Portfolio
03/19/2019 to 12/31/2019	14.54507	15.53975	3,325,507
01/01/2020 to 12/31/2020	15.53975	17.07893	3,734,852
AST Jennison Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	28.72835	32.24720	220,087
01/01/2020 to 12/31/2020	32.24720	49.02762	325,935
AST Large-Cap Core Portfolio
03/19/2019 to 12/31/2019	18.04335	19.81036	295
01/01/2020 to 12/31/2020	19.81036	21.73243	7,765
AST Legg Mason Diversified Growth Portfolio
03/19/2019 to 12/31/2019	11.93541	12.78592	5,380
01/01/2020 to 12/31/2020	12.78592	13.38599	4,841
AST Loomis Sayles Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	29.71684	33.61743	581,299
01/01/2020 to 12/31/2020	33.61743	43.66285	571,041
AST MFS Global Equity Portfolio
03/19/2019 to 12/31/2019	21.01863	23.59101	465,376
01/01/2020 to 12/31/2020	23.59101	26.58581	542,553
AST MFS Growth Allocation Portfolio
03/19/2019 to 12/31/2019	14.35246	15.95489	861,438
01/01/2020 to 12/31/2020	15.95489	17.30240	927,689
AST MFS Growth Portfolio
03/19/2019 to 12/31/2019	28.91613	33.78329	194,529
01/01/2020 to 12/31/2020	33.78329	43.50659	197,860
AST MFS Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	18.70711	21.21263	258,648
01/01/2020 to 12/31/2020	21.21263	21.75234	349,965
AST Mid-Cap Growth Portfolio
03/19/2019 to 12/31/2019	23.99386	26.47705	787,480
01/01/2020 to 12/31/2020	26.47705	35.23737	870,055
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	22.79817	23.88416	412,956
01/01/2020 to 12/31/2020	23.88416	23.15284	572,597

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/19/2019 to 12/31/2019	14.79216	15.82362	8,362,326
01/01/2020 to 12/31/2020	15.82362	17.03627	9,192,903
AST Prudential Core Bond Portfolio
03/19/2019 to 12/31/2019	11.32031	12.04077	538,952
01/01/2020 to 12/31/2020	12.04077	12.60316	846,606
AST Prudential Growth Allocation Portfolio
03/19/2019 to 12/31/2019	18.08053	19.47290	18,724,431
01/01/2020 to 12/31/2020	19.47290	20.34537	22,199,754
AST QMA US Equity Alpha Portfolio
03/19/2019 to 12/31/2019	27.94501	30.70289	353,276
01/01/2020 to 12/31/2020	30.70289	28.73179	400,558
AST Quantitative Modeling Portfolio
03/19/2019 to 12/31/2019	15.49297	16.89730	6,069
01/01/2020 to 12/31/2020	16.89730	18.60824	4,992
AST Small-Cap Growth Opportunities Portfolio
03/19/2019 to 12/31/2019	25.64256	28.40537	210,451
01/01/2020 to 12/31/2020	28.40537	37.90098	263,931
AST Small-Cap Growth Portfolio
03/19/2019 to 12/31/2019	27.69042	29.32496	269,432
01/01/2020 to 12/31/2020	29.32496	42.94988	285,739
AST Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	20.77968	22.10853	179,531
01/01/2020 to 12/31/2020	22.10853	22.00932	251,636
AST T. Rowe Price Asset Allocation Portfolio
03/19/2019 to 12/31/2019	17.74048	19.43835	19,718,316
01/01/2020 to 12/31/2020	19.43835	21.59030	21,359,018
AST T. Rowe Price Growth Opportunities Portfolio
03/19/2019 to 12/31/2019	13.28173	14.66408	6,154
01/01/2020 to 12/31/2020	14.66408	16.45630	10,755
AST T. Rowe Price Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	33.64001	37.10678	786,136
01/01/2020 to 12/31/2020	37.10678	51.20342	894,467
AST T. Rowe Price Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	17.42993	19.44191	1,246,616
01/01/2020 to 12/31/2020	19.44191	19.59029	1,706,370
AST T. Rowe Price Natural Resources Portfolio
03/19/2019 to 12/31/2019	10.05877	10.33681	855,913
01/01/2020 to 12/31/2020	10.33681	9.97582	1,270,261
AST WEDGE Capital Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	21.34069	22.45333	129,693
01/01/2020 to 12/31/2020	22.45333	20.87340	208,143
AST Wellington Management Hedged Equity Portfolio
03/19/2019 to 12/31/2019	14.15450	15.50494	1,557,780
01/01/2020 to 12/31/2020	15.50494	16.32248	1,866,206
AST Western Asset Core Plus Bond Portfolio
03/19/2019 to 12/31/2019	12.93311	13.94101	2,440,279
01/01/2020 to 12/31/2020	13.94101	14.87540	3,470,473
AST Western Asset Emerging Markets Debt Portfolio
03/19/2019 to 12/31/2019	10.36724	11.09660	1,845
01/01/2020 to 12/31/2020	11.09660	11.76794	1,114
PSF Small Capitalization Stock Portfolio
03/19/2019 to 12/31/2019	9.89627	10.66757	5,757
01/01/2020 to 12/31/2020	10.66757	11.68632	5,754

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
PSF Stock Index Portfolio
03/19/2019 to 12/31/2019	10.65172	12.18573	4,434
01/01/2020 to 12/31/2020	12.18573	14.20154	108,845
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (2.75%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.72366	10.15189	5
01/01/2012 to 12/31/2012	10.15189	11.11296	4
01/01/2013 to 12/31/2013	11.11296	11.88536	0
01/01/2014 to 12/31/2014	11.88536	11.99986	0
01/01/2015 to 12/31/2015	11.99986	11.29417	0
01/01/2016 to 12/31/2016	11.29417	11.68032	0
01/01/2017 to 12/31/2017	11.68032	12.78972	0
01/01/2018 to 12/31/2018	12.78972	11.42418	0
01/01/2019 to 12/31/2019	11.42418	12.89381	0
01/01/2020 to 12/31/2020	12.89381	13.06823	0
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.82881	10.54338	10
01/01/2012 to 12/31/2012	10.54338	11.65245	7
01/01/2013 to 12/31/2013	11.65245	13.20831	2
01/01/2014 to 12/31/2014	13.20831	13.62968	2
01/01/2015 to 12/31/2015	13.62968	13.36129	2
01/01/2016 to 12/31/2016	13.36129	13.91825	2
01/01/2017 to 12/31/2017	13.91825	15.82794	2
01/01/2018 to 12/31/2018	15.82794	14.48426	2
01/01/2019 to 12/31/2019	14.48426	17.16516	0
01/01/2020 to 12/31/2020	17.16516	18.47599	0
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	10.71579	10.23226	0
01/01/2012 to 12/31/2012	10.23226	10.97355	0
01/01/2013 to 12/31/2013	10.97355	11.99941	0
01/01/2014 to 12/31/2014	11.99941	12.26924	0
01/01/2015 to 12/31/2015	12.26924	11.91209	0
01/01/2016 to 12/31/2016	11.91209	12.14307	0
01/01/2017 to 12/31/2017	12.14307	13.72719	0
01/01/2018 to 12/31/2018	13.72719	12.29278	0
01/01/2019 to 12/31/2019	12.29278	14.11230	0
01/01/2020 to 12/31/2020	14.11230	15.65919	0
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.68235	10.26283	0
01/01/2012 to 12/31/2012	10.26283	11.22520	0
01/01/2013 to 12/31/2013	11.22520	12.84311	0
01/01/2014 to 12/31/2014	12.84311	13.30447	0
01/01/2015 to 12/31/2015	13.30447	13.00016	0
01/01/2016 to 12/31/2016	13.00016	13.43988	0
01/01/2017 to 12/31/2017	13.43988	15.01980	0
01/01/2018 to 12/31/2018	15.01980	13.88382	0
01/01/2019 to 12/31/2019	13.88382	16.12386	0
01/01/2020 to 12/31/2020	16.12386	17.52583	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99771	9.09799	0
01/01/2012 to 12/31/2012	9.09799	9.89982	0
01/01/2013 to 12/31/2013	9.89982	10.67248	0
01/01/2014 to 12/31/2014	10.67248	10.88710	0
01/01/2015 to 12/31/2015	10.88710	10.26996	0
01/01/2016 to 12/31/2016	10.26996	10.68352	0
01/01/2017 to 12/31/2017	10.68352	11.70097	0
01/01/2018 to 12/31/2018	11.70097	10.77686	0
01/01/2019 to 12/31/2019	10.77686	12.32732	0
01/01/2020 to 12/31/2020	12.32732	12.55623	0
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	10.01555	9.95961	0
01/01/2012 to 12/31/2012	9.95961	10.14002	0
01/01/2013 to 12/31/2013	10.14002	9.64682	0
01/01/2014 to 12/31/2014	9.64682	9.37250	0
01/01/2015 to 12/31/2015	9.37250	9.15881	0
01/01/2016 to 12/31/2016	9.15881	9.05325	0
01/01/2017 to 12/31/2017	9.05325	8.95516	0
01/01/2018 to 12/31/2018	8.95516	8.77255	0
01/01/2019 to 12/31/2019	8.77255	8.92571	0
01/01/2020 to 12/31/2020	8.92571	8.90253	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	10.28652	10.32213	0
01/01/2012 to 12/31/2012	10.32213	10.97353	0
01/01/2013 to 12/31/2013	10.97353	10.47566	0
01/01/2014 to 12/31/2014	10.47566	10.61868	0
01/01/2015 to 12/31/2015	10.61868	10.10899	0
01/01/2016 to 12/31/2016	10.10899	10.24733	0
01/01/2017 to 12/31/2017	10.24733	10.40096	0
01/01/2018 to 12/31/2018	10.40096	10.04670	0
01/01/2019 to 12/31/2019	10.04670	10.67180	0
01/01/2020 to 12/31/2020	10.67180	11.14288	0
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.69390	12.51181	1,184
01/01/2012 to 12/31/2012	12.51181	12.99385	609
01/01/2013 to 12/31/2013	12.99385	11.75179	221
01/01/2014 to 12/31/2014	11.75179	12.30644	219
01/01/2015 to 12/31/2015	12.30644	12.18138	221
01/01/2016 to 12/31/2016	12.18138	12.08811	219
01/01/2017 to 12/31/2017	12.08811	11.94236	217
01/01/2018 to 12/31/2018	11.94236	11.62009	214
01/01/2019 to 12/31/2019	11.62009	11.87318	0
01/01/2020 to 12/31/2020	11.87318	11.91052	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99771	11.90464	0
01/01/2012 to 12/31/2012	11.90464	12.25361	704
01/01/2013 to 12/31/2013	12.25361	10.75527	0
01/01/2014 to 12/31/2014	10.75527	11.54418	0
01/01/2015 to 12/31/2015	11.54418	11.46210	0
01/01/2016 to 12/31/2016	11.46210	11.35124	0
01/01/2017 to 12/31/2017	11.35124	11.21311	0
01/01/2018 to 12/31/2018	11.21311	10.88705	0
01/01/2019 to 12/31/2019	10.88705	11.21141	0
01/01/2020 to 12/31/2020	11.21141	11.44904	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99695	10.29814	0
01/01/2013 to 12/31/2013	10.29814	8.99349	3,062
01/01/2014 to 12/31/2014	8.99349	9.84987	0
01/01/2015 to 12/31/2015	9.84987	9.83846	0
01/01/2016 to 12/31/2016	9.83846	9.75135	0
01/01/2017 to 12/31/2017	9.75135	9.64468	0
01/01/2018 to 12/31/2018	9.64468	9.35332	0
01/01/2019 to 12/31/2019	9.35332	9.68824	0
01/01/2020 to 12/31/2020	9.68824	10.05980	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99847	8.66486	0
01/01/2014 to 12/31/2014	8.66486	9.65617	0
01/01/2015 to 12/31/2015	9.65617	9.65740	0
01/01/2016 to 12/31/2016	9.65740	9.57144	0
01/01/2017 to 12/31/2017	9.57144	9.46556	0
01/01/2018 to 12/31/2018	9.46556	9.14473	0
01/01/2019 to 12/31/2019	9.14473	9.60077	0
01/01/2020 to 12/31/2020	9.60077	10.14495	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99847	11.19362	0
01/01/2015 to 12/31/2015	11.19362	11.10340	0
01/01/2016 to 12/31/2016	11.10340	11.06565	0
01/01/2017 to 12/31/2017	11.06565	10.95909	0
01/01/2018 to 12/31/2018	10.95909	10.57775	0
01/01/2019 to 12/31/2019	10.57775	11.18370	0
01/01/2020 to 12/31/2020	11.18370	12.11043	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99847	9.84167	0
01/01/2016 to 12/31/2016	9.84167	9.77040	0
01/01/2017 to 12/31/2017	9.77040	9.73247	0
01/01/2018 to 12/31/2018	9.73247	9.36500	0
01/01/2019 to 12/31/2019	9.36500	10.02089	0
01/01/2020 to 12/31/2020	10.02089	10.78597	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99695	9.78417	0
01/01/2017 to 12/31/2017	9.78417	9.77132	0
01/01/2018 to 12/31/2018	9.77132	9.38163	0
01/01/2019 to 12/31/2019	9.38163	10.09866	0
01/01/2020 to 12/31/2020	10.09866	10.98677	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99694	9.93970	0
01/01/2018 to 12/31/2018	9.93970	9.46628	0
01/01/2019 to 12/31/2019	9.46628	10.27282	0
01/01/2020 to 12/31/2020	10.27282	11.45714	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99694	9.56802	0
01/01/2019 to 12/31/2019	9.56802	10.44926	0
01/01/2020 to 12/31/2020	10.44926	11.81748	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99847	11.12548	0
01/01/2020 to 12/31/2020	11.12548	12.38976	0
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99848	11.00887	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.76246	10.21302	20
01/01/2012 to 12/31/2012	10.21302	11.29456	15
01/01/2013 to 12/31/2013	11.29456	13.47532	5
01/01/2014 to 12/31/2014	13.47532	14.02148	5
01/01/2015 to 12/31/2015	14.02148	13.70864	4
01/01/2016 to 12/31/2016	13.70864	14.24399	4
01/01/2017 to 12/31/2017	14.24399	16.33179	4
01/01/2018 to 12/31/2018	16.33179	14.89271	4
01/01/2019 to 12/31/2019	14.89271	17.70545	0
01/01/2020 to 12/31/2020	17.70545	19.52933	0
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99771	11.55149	0
01/01/2014 to 12/31/2014	11.55149	12.76281	0
01/01/2015 to 12/31/2015	12.76281	11.96851	0
01/01/2016 to 12/31/2016	11.96851	13.37403	0
01/01/2017 to 12/31/2017	13.37403	15.40114	0
01/01/2018 to 12/31/2018	15.40114	14.26167	0
01/01/2019 to 12/31/2019	14.26167	18.17355	0
01/01/2020 to 12/31/2020	18.17355	18.50915	0
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	11.47011	10.59309	0
01/01/2012 to 12/31/2012	10.59309	13.06256	0
01/01/2013 to 12/31/2013	13.06256	13.25567	0
01/01/2014 to 12/31/2014	13.25567	14.68609	0
01/01/2015 to 12/31/2015	14.68609	14.26942	0
01/01/2016 to 12/31/2016	14.26942	14.00220	0
01/01/2017 to 12/31/2017	14.00220	15.10075	0
01/01/2018 to 12/31/2018	15.10075	13.99156	0
01/01/2019 to 12/31/2019	13.99156	17.02579	0
01/01/2020 to 12/31/2020	17.02579	16.06969	0
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	11.70896	12.13801	0
01/01/2012 to 12/31/2012	12.13801	13.61543	0
01/01/2013 to 12/31/2013	13.61543	13.65589	0
01/01/2014 to 12/31/2014	13.65589	17.38605	0
01/01/2015 to 12/31/2015	17.38605	17.72708	0
01/01/2016 to 12/31/2016	17.72708	18.07115	0
01/01/2017 to 12/31/2017	18.07115	18.67324	0
01/01/2018 to 12/31/2018	18.67324	17.29349	0
01/01/2019 to 12/31/2019	17.29349	22.06814	0
01/01/2020 to 12/31/2020	22.06814	20.85216	0
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.59963	8.99411	0
01/01/2012 to 12/31/2012	8.99411	10.31451	0
01/01/2013 to 12/31/2013	10.31451	10.05322	0
01/01/2014 to 12/31/2014	10.05322	9.31891	0
01/01/2015 to 12/31/2015	9.31891	7.54656	0
01/01/2016 to 12/31/2016	7.54656	8.24682	0
01/01/2017 to 12/31/2017	8.24682	10.13652	0
01/01/2018 to 12/31/2018	10.13652	8.47169	0
01/01/2019 to 12/31/2019	8.47169	9.33853	0
01/01/2020 to 12/31/2020	9.33853	9.45035	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	10.94313	10.48257	0
01/01/2012 to 12/31/2012	10.48257	11.27790	0
01/01/2013 to 12/31/2013	11.27790	12.58678	0
01/01/2014 to 12/31/2014	12.58678	12.62646	0
01/01/2015 to 12/31/2015	12.62646	12.40085	0
01/01/2016 to 12/31/2016	12.40085	12.57358	0
01/01/2017 to 12/31/2017	12.57358	14.24306	0
01/01/2018 to 12/31/2018	14.24306	12.77656	0
01/01/2019 to 12/31/2019	12.77656	14.91041	0
01/01/2020 to 12/31/2020	14.91041	15.77053	0
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99924	10.05254	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.63219	10.28798	0
01/01/2012 to 12/31/2012	10.28798	11.01804	0
01/01/2013 to 12/31/2013	11.01804	11.76744	0
01/01/2014 to 12/31/2014	11.76744	11.90634	0
01/01/2015 to 12/31/2015	11.90634	11.47359	0
01/01/2016 to 12/31/2016	11.47359	11.74527	0
01/01/2017 to 12/31/2017	11.74527	12.82641	0
01/01/2018 to 12/31/2018	12.82641	11.59152	0
01/01/2019 to 12/31/2019	11.59152	13.07887	0
01/01/2020 to 12/31/2020	13.07887	13.85966	0
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.41620	11.24738	0
01/01/2012 to 12/31/2012	11.24738	12.65369	0
01/01/2013 to 12/31/2013	12.65369	17.08207	0
01/01/2014 to 12/31/2014	17.08207	17.80809	0
01/01/2015 to 12/31/2015	17.80809	16.36681	0
01/01/2016 to 12/31/2016	16.36681	19.78783	0
01/01/2017 to 12/31/2017	19.78783	21.59089	0
01/01/2018 to 12/31/2018	21.59089	18.04099	0
01/01/2019 to 12/31/2019	18.04099	21.51651	0
01/01/2020 to 12/31/2020	21.51651	21.43451	0
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.77948	9.51316	0
01/01/2012 to 12/31/2012	9.51316	9.25176	0
01/01/2013 to 12/31/2013	9.25176	8.99738	0
01/01/2014 to 12/31/2014	8.99738	8.74997	0
01/01/2015 to 12/31/2015	8.74997	8.50940	0
01/01/2016 to 12/31/2016	8.50940	8.27606	0
01/01/2017 to 12/31/2017	8.27606	8.07653	0
01/01/2018 to 12/31/2018	8.07653	7.95534	0
01/01/2019 to 12/31/2019	7.95534	7.86747	0
01/01/2020 to 12/31/2020	7.86747	7.66814	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	10.69330	10.72976	0
01/01/2012 to 12/31/2012	10.72976	11.88182	0
01/01/2013 to 12/31/2013	11.88182	12.38479	0
01/01/2014 to 12/31/2014	12.38479	12.35226	0
01/01/2015 to 12/31/2015	12.35226	11.58442	0
01/01/2016 to 12/31/2016	11.58442	13.00125	0
01/01/2017 to 12/31/2017	13.00125	13.58939	0
01/01/2018 to 12/31/2018	13.58939	12.95118	0
01/01/2019 to 12/31/2019	12.95118	14.52209	0
01/01/2020 to 12/31/2020	14.52209	14.49500	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.55041	9.83148	0
01/01/2012 to 12/31/2012	9.83148	11.17513	0
01/01/2013 to 12/31/2013	11.17513	15.20013	0
01/01/2014 to 12/31/2014	15.20013	16.81409	0
01/01/2015 to 12/31/2015	16.81409	15.07030	0
01/01/2016 to 12/31/2016	15.07030	17.57158	0
01/01/2017 to 12/31/2017	17.57158	20.36979	0
01/01/2018 to 12/31/2018	20.36979	17.00338	0
01/01/2019 to 12/31/2019	17.00338	21.41786	0
01/01/2020 to 12/31/2020	21.41786	20.88515	0
AST International Growth Portfolio
01/01/2011 to 12/31/2011	11.18449	9.47146	0
01/01/2012 to 12/31/2012	9.47146	11.08653	0
01/01/2013 to 12/31/2013	11.08653	12.83645	0
01/01/2014 to 12/31/2014	12.83645	11.79377	0
01/01/2015 to 12/31/2015	11.79377	11.83050	0
01/01/2016 to 12/31/2016	11.83050	11.07121	0
01/01/2017 to 12/31/2017	11.07121	14.58230	0
01/01/2018 to 12/31/2018	14.58230	12.28865	0
01/01/2019 to 12/31/2019	12.28865	15.78831	0
01/01/2020 to 12/31/2020	15.78831	20.16336	0
AST International Value Portfolio
01/01/2011 to 12/31/2011	10.72599	9.12230	0
01/01/2012 to 12/31/2012	9.12230	10.35044	0
01/01/2013 to 12/31/2013	10.35044	12.02540	0
01/01/2014 to 12/31/2014	12.02540	10.91075	0
01/01/2015 to 12/31/2015	10.91075	10.69743	0
01/01/2016 to 12/31/2016	10.69743	10.46436	0
01/01/2017 to 12/31/2017	10.46436	12.49919	0
01/01/2018 to 12/31/2018	12.49919	10.19223	0
01/01/2019 to 12/31/2019	10.19223	11.89665	0
01/01/2020 to 12/31/2020	11.89665	11.49933	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.80195	10.44554	25
01/01/2012 to 12/31/2012	10.44554	11.53760	18
01/01/2013 to 12/31/2013	11.53760	13.04727	6
01/01/2014 to 12/31/2014	13.04727	13.49604	6
01/01/2015 to 12/31/2015	13.49604	12.98737	5
01/01/2016 to 12/31/2016	12.98737	13.29018	5
01/01/2017 to 12/31/2017	13.29018	15.11747	5
01/01/2018 to 12/31/2018	15.11747	13.61580	5
01/01/2019 to 12/31/2019	13.61580	15.81419	0
01/01/2020 to 12/31/2020	15.81419	17.40323	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.48980	9.26818	0
01/01/2012 to 12/31/2012	9.26818	10.98758	0
01/01/2013 to 12/31/2013	10.98758	12.32685	0
01/01/2014 to 12/31/2014	12.32685	11.22470	0
01/01/2015 to 12/31/2015	11.22470	10.61084	0
01/01/2016 to 12/31/2016	10.61084	10.51919	0
01/01/2017 to 12/31/2017	10.51919	13.26240	0
01/01/2018 to 12/31/2018	13.26240	10.64273	0
01/01/2019 to 12/31/2019	10.64273	13.16778	0
01/01/2020 to 12/31/2020	13.16778	14.48063	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.51949	10.25469	412
01/01/2012 to 12/31/2012	10.25469	11.04117	396
01/01/2013 to 12/31/2013	11.04117	11.92221	69
01/01/2014 to 12/31/2014	11.92221	12.22615	0
01/01/2015 to 12/31/2015	12.22615	11.86820	0
01/01/2016 to 12/31/2016	11.86820	11.98571	0
01/01/2017 to 12/31/2017	11.98571	13.07238	0
01/01/2018 to 12/31/2018	13.07238	12.05929	0
01/01/2019 to 12/31/2019	12.05929	13.44103	0
01/01/2020 to 12/31/2020	13.44103	14.55539	0
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.70715	10.48218	0
01/01/2012 to 12/31/2012	10.48218	11.74163	0
01/01/2013 to 12/31/2013	11.74163	15.58607	0
01/01/2014 to 12/31/2014	15.58607	16.59806	0
01/01/2015 to 12/31/2015	16.59806	17.85824	0
01/01/2016 to 12/31/2016	17.85824	17.11392	0
01/01/2017 to 12/31/2017	17.11392	22.60856	0
01/01/2018 to 12/31/2018	22.60856	21.62910	0
01/01/2019 to 12/31/2019	21.62910	27.89228	0
01/01/2020 to 12/31/2020	27.89228	41.78436	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.23275	10.82462	0
01/01/2012 to 12/31/2012	10.82462	11.81764	0
01/01/2013 to 12/31/2013	11.81764	15.70050	0
01/01/2014 to 12/31/2014	15.70050	16.88573	0
01/01/2015 to 12/31/2015	16.88573	18.07533	0
01/01/2016 to 12/31/2016	18.07533	18.55975	0
01/01/2017 to 12/31/2017	18.55975	24.00594	0
01/01/2018 to 12/31/2018	24.00594	22.71469	0
01/01/2019 to 12/31/2019	22.71469	29.07745	0
01/01/2020 to 12/31/2020	29.07745	37.21193	0
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.82492	10.19791	0
01/01/2012 to 12/31/2012	10.19791	12.20578	0
01/01/2013 to 12/31/2013	12.20578	15.15062	0
01/01/2014 to 12/31/2014	15.15062	15.26888	0
01/01/2015 to 12/31/2015	15.26888	14.63132	0
01/01/2016 to 12/31/2016	14.63132	15.24199	0
01/01/2017 to 12/31/2017	15.24199	18.35819	0
01/01/2018 to 12/31/2018	18.35819	16.14522	0
01/01/2019 to 12/31/2019	16.14522	20.40508	0
01/01/2020 to 12/31/2020	20.40508	22.65777	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99771	10.24525	0
01/01/2013 to 12/31/2013	10.24525	11.84816	0
01/01/2014 to 12/31/2014	11.84816	12.11446	0
01/01/2015 to 12/31/2015	12.11446	11.63504	0
01/01/2016 to 12/31/2016	11.63504	11.80493	0
01/01/2017 to 12/31/2017	11.80493	13.37481	0
01/01/2018 to 12/31/2018	13.37481	11.92888	0
01/01/2019 to 12/31/2019	11.92888	14.24165	0
01/01/2020 to 12/31/2020	14.24165	15.21753	0
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.80059	10.44170	0
01/01/2012 to 12/31/2012	10.44170	11.88889	0
01/01/2013 to 12/31/2013	11.88889	15.80610	0
01/01/2014 to 12/31/2014	15.80610	16.71032	0
01/01/2015 to 12/31/2015	16.71032	17.42562	0
01/01/2016 to 12/31/2016	17.42562	17.27151	0
01/01/2017 to 12/31/2017	17.27151	21.95638	0
01/01/2018 to 12/31/2018	21.95638	21.80823	0
01/01/2019 to 12/31/2019	21.80823	29.22116	0
01/01/2020 to 12/31/2020	29.22116	37.07883	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99771	10.15434	0
01/01/2013 to 12/31/2013	10.15434	13.28266	0
01/01/2014 to 12/31/2014	13.28266	14.23729	0
01/01/2015 to 12/31/2015	14.23729	13.74561	0
01/01/2016 to 12/31/2016	13.74561	15.16601	0
01/01/2017 to 12/31/2017	15.16601	17.30783	0
01/01/2018 to 12/31/2018	17.30783	15.12088	0
01/01/2019 to 12/31/2019	15.12088	19.02065	0
01/01/2020 to 12/31/2020	19.02065	19.21785	0
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.34173	10.70195	0
01/01/2012 to 12/31/2012	10.70195	12.44853	0
01/01/2013 to 12/31/2013	12.44853	16.00348	0
01/01/2014 to 12/31/2014	16.00348	17.35744	0
01/01/2015 to 12/31/2015	17.35744	15.92030	0
01/01/2016 to 12/31/2016	15.92030	15.73815	0
01/01/2017 to 12/31/2017	15.73815	19.45355	0
01/01/2018 to 12/31/2018	19.45355	18.09291	0
01/01/2019 to 12/31/2019	18.09291	22.90133	0
01/01/2020 to 12/31/2020	22.90133	30.03088	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.16162	10.58549	0
01/01/2012 to 12/31/2012	10.58549	12.05705	0
01/01/2013 to 12/31/2013	12.05705	16.65147	0
01/01/2014 to 12/31/2014	16.65147	18.50134	0
01/01/2015 to 12/31/2015	18.50134	16.97827	0
01/01/2016 to 12/31/2016	16.97827	19.52280	0
01/01/2017 to 12/31/2017	19.52280	21.60569	0
01/01/2018 to 12/31/2018	21.60569	17.55366	0
01/01/2019 to 12/31/2019	17.55366	20.65842	0
01/01/2020 to 12/31/2020	20.65842	19.73164	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.52841	10.34140	1,145
01/01/2012 to 12/31/2012	10.34140	11.09980	1,090
01/01/2013 to 12/31/2013	11.09980	11.78897	195
01/01/2014 to 12/31/2014	11.78897	12.12687	0
01/01/2015 to 12/31/2015	12.12687	11.81034	0
01/01/2016 to 12/31/2016	11.81034	12.12097	0
01/01/2017 to 12/31/2017	12.12097	12.98281	0
01/01/2018 to 12/31/2018	12.98281	12.26539	0
01/01/2019 to 12/31/2019	12.26539	13.68635	0
01/01/2020 to 12/31/2020	13.68635	14.51874	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01763	10.05117	0
01/01/2012 to 12/31/2012	10.05117	10.46916	0
01/01/2013 to 12/31/2013	10.46916	9.94579	0
01/01/2014 to 12/31/2014	9.94579	10.25860	0
01/01/2015 to 12/31/2015	10.25860	9.94976	0
01/01/2016 to 12/31/2016	9.94976	10.08414	0
01/01/2017 to 12/31/2017	10.08414	10.36371	0
01/01/2018 to 12/31/2018	10.36371	9.99517	0
01/01/2019 to 12/31/2019	9.99517	10.66857	0
01/01/2020 to 12/31/2020	10.66857	11.00290	0
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	11.43400	10.42906	25
01/01/2012 to 12/31/2012	10.42906	11.45211	18
01/01/2013 to 12/31/2013	11.45211	13.03341	6
01/01/2014 to 12/31/2014	13.03341	13.84084	6
01/01/2015 to 12/31/2015	13.84084	13.37784	6
01/01/2016 to 12/31/2016	13.37784	14.32425	6
01/01/2017 to 12/31/2017	14.32425	16.17402	8
01/01/2018 to 12/31/2018	16.17402	14.53219	7
01/01/2019 to 12/31/2019	14.53219	16.84303	0
01/01/2020 to 12/31/2020	16.84303	17.33916	0
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	10.82053	10.88734	0
01/01/2012 to 12/31/2012	10.88734	12.57847	0
01/01/2013 to 12/31/2013	12.57847	16.19961	0
01/01/2014 to 12/31/2014	16.19961	18.46617	0
01/01/2015 to 12/31/2015	18.46617	18.51138	0
01/01/2016 to 12/31/2016	18.51138	20.67640	0
01/01/2017 to 12/31/2017	20.67640	24.58407	0
01/01/2018 to 12/31/2018	24.58407	21.94004	0
01/01/2019 to 12/31/2019	21.94004	26.55698	0
01/01/2020 to 12/31/2020	26.55698	24.48682	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99771	8.83297	0
01/01/2012 to 12/31/2012	8.83297	9.71986	0
01/01/2013 to 12/31/2013	9.71986	11.56990	0
01/01/2014 to 12/31/2014	11.56990	11.98312	0
01/01/2015 to 12/31/2015	11.98312	11.67109	0
01/01/2016 to 12/31/2016	11.67109	12.06855	0
01/01/2017 to 12/31/2017	12.06855	13.87272	0
01/01/2018 to 12/31/2018	13.87272	12.60861	0
01/01/2019 to 12/31/2019	12.60861	14.86204	0
01/01/2020 to 12/31/2020	14.86204	16.12651	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.07901	10.20705	0
01/01/2012 to 12/31/2012	10.20705	11.91843	0
01/01/2013 to 12/31/2013	11.91843	16.32126	0
01/01/2014 to 12/31/2014	16.32126	16.65666	0
01/01/2015 to 12/31/2015	16.65666	16.41481	0
01/01/2016 to 12/31/2016	16.41481	17.19356	0
01/01/2017 to 12/31/2017	17.19356	21.35257	0
01/01/2018 to 12/31/2018	21.35257	18.51052	0
01/01/2019 to 12/31/2019	18.51052	24.56907	0
01/01/2020 to 12/31/2020	24.56907	32.30104	0
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.53600	12.07235	0
01/01/2012 to 12/31/2012	12.07235	13.16924	0
01/01/2013 to 12/31/2013	13.16924	17.31206	0
01/01/2014 to 12/31/2014	17.31206	17.47895	0
01/01/2015 to 12/31/2015	17.47895	17.13180	0
01/01/2016 to 12/31/2016	17.13180	18.67407	0
01/01/2017 to 12/31/2017	18.67407	22.50563	0
01/01/2018 to 12/31/2018	22.50563	20.04400	0
01/01/2019 to 12/31/2019	20.04400	25.36426	0
01/01/2020 to 12/31/2020	25.36426	36.60369	0
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.39297	10.41785	0
01/01/2012 to 12/31/2012	10.41785	11.97090	0
01/01/2013 to 12/31/2013	11.97090	15.99607	0
01/01/2014 to 12/31/2014	15.99607	16.37571	0
01/01/2015 to 12/31/2015	16.37571	15.23896	0
01/01/2016 to 12/31/2016	15.23896	19.14926	0
01/01/2017 to 12/31/2017	19.14926	19.99239	0
01/01/2018 to 12/31/2018	19.99239	16.11998	0
01/01/2019 to 12/31/2019	16.11998	19.12242	0
01/01/2020 to 12/31/2020	19.12242	18.75683	0
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.62382	10.53707	0
01/01/2012 to 12/31/2012	10.53707	11.62994	0
01/01/2013 to 12/31/2013	11.62994	13.21403	0
01/01/2014 to 12/31/2014	13.21403	13.60632	0
01/01/2015 to 12/31/2015	13.60632	13.23766	0
01/01/2016 to 12/31/2016	13.23766	13.84577	0
01/01/2017 to 12/31/2017	13.84577	15.54092	0
01/01/2018 to 12/31/2018	15.54092	14.30626	0
01/01/2019 to 12/31/2019	14.30626	16.81295	0
01/01/2020 to 12/31/2020	16.81295	18.40021	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.06509	10.57896	0
01/01/2012 to 12/31/2012	10.57896	12.09650	0
01/01/2013 to 12/31/2013	12.09650	16.94341	0
01/01/2014 to 12/31/2014	16.94341	17.85268	0
01/01/2015 to 12/31/2015	17.85268	19.02559	0
01/01/2016 to 12/31/2016	19.02559	19.00297	0
01/01/2017 to 12/31/2017	19.00297	25.48412	0
01/01/2018 to 12/31/2018	25.48412	25.73761	0
01/01/2019 to 12/31/2019	25.73761	32.09598	0
01/01/2020 to 12/31/2020	32.09598	43.63902	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.59935	10.25763	0
01/01/2012 to 12/31/2012	10.25763	11.31190	0
01/01/2013 to 12/31/2013	11.31190	14.81056	0
01/01/2014 to 12/31/2014	14.81056	14.62760	0
01/01/2015 to 12/31/2015	14.62760	13.36264	0
01/01/2016 to 12/31/2016	13.36264	13.79254	0
01/01/2017 to 12/31/2017	13.79254	15.63487	0
01/01/2018 to 12/31/2018	15.63487	13.72626	0
01/01/2019 to 12/31/2019	13.72626	16.81554	0
01/01/2020 to 12/31/2020	16.81554	16.69485	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.40251	9.43499	0
01/01/2012 to 12/31/2012	9.43499	9.50688	0
01/01/2013 to 12/31/2013	9.50688	10.66755	0
01/01/2014 to 12/31/2014	10.66755	9.50673	0
01/01/2015 to 12/31/2015	9.50673	7.46513	0
01/01/2016 to 12/31/2016	7.46513	9.04745	0
01/01/2017 to 12/31/2017	9.04745	9.70630	0
01/01/2018 to 12/31/2018	9.70630	7.86602	0
01/01/2019 to 12/31/2019	7.86602	8.93997	0
01/01/2020 to 12/31/2020	8.93997	8.50074	0
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.42724	10.72987	0
01/01/2012 to 12/31/2012	10.72987	12.35534	0
01/01/2013 to 12/31/2013	12.35534	15.91067	0
01/01/2014 to 12/31/2014	15.91067	17.78949	0
01/01/2015 to 12/31/2015	17.78949	16.15699	0
01/01/2016 to 12/31/2016	16.15699	17.91292	0
01/01/2017 to 12/31/2017	17.91292	20.65002	0
01/01/2018 to 12/31/2018	20.65002	16.76056	0
01/01/2019 to 12/31/2019	16.76056	19.42037	0
01/01/2020 to 12/31/2020	19.42037	17.78838	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	9.99771	8.77077	0
01/01/2012 to 12/31/2012	8.77077	9.46811	0
01/01/2013 to 12/31/2013	9.46811	11.09563	0
01/01/2014 to 12/31/2014	11.09563	11.38453	0
01/01/2015 to 12/31/2015	11.38453	11.00146	0
01/01/2016 to 12/31/2016	11.00146	11.39766	0
01/01/2017 to 12/31/2017	11.39766	12.59191	0
01/01/2018 to 12/31/2018	12.59191	11.63189	0
01/01/2019 to 12/31/2019	11.63189	13.63716	0
01/01/2020 to 12/31/2020	13.63716	14.14525	0
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.33336	10.65525	0
01/01/2012 to 12/31/2012	10.65525	11.17547	0
01/01/2013 to 12/31/2013	11.17547	10.70590	0
01/01/2014 to 12/31/2014	10.70590	11.16093	0
01/01/2015 to 12/31/2015	11.16093	10.98822	0
01/01/2016 to 12/31/2016	10.98822	11.23709	0
01/01/2017 to 12/31/2017	11.23709	11.61831	0
01/01/2018 to 12/31/2018	11.61831	11.04128	0
01/01/2019 to 12/31/2019	11.04128	12.05853	0
01/01/2020 to 12/31/2020	12.05853	12.67780	0
*Denotes the start date of these sub-accounts

APPENDIX B – HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT, AND SPOUSAL
HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT – NO LONGER AVAILABLE FOR NEW ELECTIONS
These benefits were offered March 15, 2010 to January 23, 2011
Effective September 14, 2012, we are no longer accepting additional Purchase Payments for Annuities that have these benefits.
HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)
Highest Daily Lifetime 6 Plus Income Benefit (HD 6 Plus) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. Highest Daily Lifetime 6 Plus is no longer available.
If you have elected this benefit, the benefit guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single “designated life” who is at least 45 years old on the benefit effective date. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Highest Daily Lifetime 6 Plus benefit. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and
(2)the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 10th or 20th benefit anniversary, your Periodic Value on the 10th or 20th benefit anniversary is equal to the greater of:
(1)the Periodic Value described above, or
(2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:
(a)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;
B-1

(b)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
(c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
In the rider for this benefit, we use slightly different terms for the calculation described. We use the term “Guaranteed Base Value” to refer to the Account Value on the effective date of the benefit, plus the amount of any “adjusted” Purchase Payments made within one year after the effective date of the benefit. “Adjusted” Purchase Payments means Purchase Payments we receive, increased by any Purchase Credits applied to your Account Value in relation to Purchase Payments, and decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.
This means that: if you do not take a Lifetime Withdrawal on or before the 10th benefit anniversary, your Protected Withdrawal Value on the 10th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election; or if you do not take a withdrawal on or before the 20th benefit anniversary, your Protected Withdrawal Value on the 20th anniversary will be at least quadruple (400%) of your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 10th or 20th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).
Key Feature – Annual Income Amount under Highest Daily Lifetime 6 Plus
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 59  1/2 – 79, and 6% for ages 80 or older. (Note that for purposes of the age tiers used with this benefit, we deem the Annuitant to have reached age 59 1/2 on the 183rd day after his/her 59th birthday). Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
▪If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
▪If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 59 1/2 – 79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Highest Daily Lifetime 6 Plus benefit.
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Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59  1/2; 5% for ages 59  1/2 – 79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
▪The Issue Date is November 1, 2010
▪The Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011
▪The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
▪The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
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Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is higher than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00
*    In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
▪The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.
▪This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.
▪The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.
▪The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value” earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime
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Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
▪The Issue Date is December 1
▪The Highest Daily Lifetime 6 Plus benefit is elected on September 1
▪The Account Value at benefit election was $105,000
▪The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
▪No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit
On October 3, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 ½ (72 for those who would have reached age 70 ½ after 2019) and by December 31st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
▪the remaining Annual Income Amount for that Annuity Year; plus
▪the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
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Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2016	06/01/2016 to 05/31/2017	01/01/2017 to 12/31/2017
Assume the following:
▪RMD Amount for Both Calendar Years = $6,000;
▪Annual Income Amount = $5,000; and
▪A withdrawal of $2,000 was taken on 07/01/2016 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017 and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
▪The remaining Annual Income for that Annuity Year ($3,000); plus
▪The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.
Other Important Information
▪If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
▪If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.
▪If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Benefits Under Highest Daily Lifetime 6 Plus
▪To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, the Highest Daily Lifetime 6 Plus benefit terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.
▪Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
▪If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
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▪In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
Other Important Considerations
•Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge free withdrawal amount. For example, if your Charge free withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com.
•Transfers to and from the Permitted Sub-accounts, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
•Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)
•The current charge for Highest Daily Lifetime 6 Plus is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2125% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While
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the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
We no longer permit elections of Highest Daily Lifetime 6 Plus. Previously, for elections of Highest Daily Lifetime 6 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
If you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not have elected Highest Daily Lifetime 6 Plus so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:
(i)your termination of the benefit;
(ii)your surrender of the Annuity;
(iii)the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);
(iv)our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);
(v)both the Account Value and Annual Income Amount equal zero; or
(vi)you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*
*    Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates upon Due Proof of Death.
How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
An integral part of Highest Daily Lifetime 6 Plus (including Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to as the “Bond Sub-account”). This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula nor does the formula constitute an investment strategy that we are recommending to you. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.
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As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of these benefits, we refer to those permitted Investment Options as the “Permitted Sub-accounts”. Because these restrictions and the use of the formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.
Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an Income Basis (as defined in Appendix H) for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,
▪September 4 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
▪September 5 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4.
▪On September 5 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).
▪Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed.
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer
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will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:
(a)The total value of all your Account Value in the Bond Sub-account, or
(b)An amount equal to 5% of your total Account Value.
While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
▪Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
▪If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
▪Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
▪The difference between your Account Value and your Protected Withdrawal Value;
▪The amount of time Highest Daily Lifetime 6 Plus has been in effect on your Annuity;
▪The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
▪Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
▪Any withdrawals you take from your Annuity (while the benefit is in effect).
At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.
Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 ½ (72 for those who would have reached age 70 ½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see "Tax Considerations" for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus or Spousal
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Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)
Spousal Highest Daily Lifetime 6 Plus Income Benefit (SHD6 Plus) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. Spousal Highest Daily Lifetime 6 Plus is no longer available for elections.
If you have elected this benefit, the benefit guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the pre-determined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must have been at least 50 years old and the oldest designated life must have been at least 55 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime 6 Plus benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional living benefit, although you may elect any optional death benefit.
As long as your Spousal Highest Daily Lifetime 6 Plus benefit is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Spousal Highest Daily Lifetime 6 Plus benefit. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and
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(2)the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 10th or 20th benefit anniversary, your Periodic Value on the 10th or 20th benefit anniversary of the benefit effective date is equal to the greater of:
(1)the Periodic Value described above or,
(2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:
(a)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;
(b)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
(c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
In the rider for this benefit, as respects the preceding paragraph, we use the term “Guaranteed Base Value” to refer to the Account Value on the effective date of the benefit, plus the amount of any “adjusted” Purchase Payments made within one year after the effective date of the benefit. “Adjusted” Purchase Payments means Purchase Payments we receive, increased by any Purchase Credits applied to your Account Value in relation to Purchase Payments, and decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.
This means that: if you do not take a Lifetime Withdrawal on or before the 10th anniversary of the benefit, your Protected Withdrawal Value on the 10th Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election; or if you do not take a withdrawal on or before the 20th anniversary of the benefit, your Protected Withdrawal Value on the 20th anniversary will be at least quadruple (400%) of your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 10th or 20th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
▪If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
▪If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
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If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
▪The Issue Date is November 1, 2010
▪The Spousal Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011
▪The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit
▪The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
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Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50
*    In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
▪The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.
▪This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.
▪The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.
▪The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
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Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value” earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
▪The Issue Date is December 1, 2010
▪The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2011
▪The Account Value at benefit election was $105,000
▪The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit
▪No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit
On October 3, 2011 the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2011 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the section above concerning Highest Daily Lifetime 6 Plus for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime 6 Plus
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will
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continue to make payments until the death of the second designated life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.
•Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to Annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
Other Important Considerations
•Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge free withdrawal amount. For example, if your Charge free withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com.
•Transfers to and from the elected Sub-accounts, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
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•Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)
Charge for Spousal Highest Daily Lifetime 6 Plus
The current charge for Spousal Highest Daily Lifetime 6 Plus is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime 6 Plus is no longer available. Spousal Highest Daily Lifetime 6 Plus could only be elected based on two designated lives. Designated lives must have been natural persons who are each other’s spouses at the time of election of the benefit. Spousal Highest Daily Lifetime 6 Plus only could be elected if the Owner, Annuitant, and Beneficiary designations were as follows:
▪One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. The younger Owner/Annuitant and the Beneficiary must be at least 50 years old and the older must be at least 55 years old at the time of election; or
▪Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. The younger Owner must be at least 50 years old and the older Owner must be at least 55 years old at the time of election; or
▪One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The younger of the Annuitant and the Contingent Annuitant must be at least 50 years old and the older must be at least 55 years old at the time of election.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
If you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime 6 Plus so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
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The benefit automatically terminates upon the first to occur of the following:
(i)upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;
(ii)upon the death of the second designated life;
(iii)your termination of the benefit;
(iv)your surrender of the Annuity;
(v)the latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);
(vi)both the Account Value and Annual Income Amount equal zero; or
(vii)you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*
*    Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.
See “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime 6 Plus above.
FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT, AND SPOUSAL
HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT
Please see Appendix H: “Formula for Highest Daily Lifetime Income v2.1 Suite, Highest Daily Lifetime Income 2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of Living Benefits.”
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APPENDIX C – HIGHEST DAILY LIFETIME® INCOME AND SPOUSAL HIGHEST DAILY
LIFETIME® INCOME – NO LONGER AVAILABLE FOR NEW ELECTIONS
These benefits were offered January 24, 2011 to August 19, 2012.
Effective December 31, 2020, we are no longer accepting additional Purchase Payments for Annuities that have these benefits.
Notwithstanding the limit discussed above, we may further limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
•if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));
•if we are not then offering this benefit for new issues; or
•if we are offering a modified version of this benefit for new issues.
HIGHEST DAILY LIFETIME INCOME BENEFIT
Highest Daily Lifetime Income is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit, for new elections at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
The income benefit under Highest Daily Lifetime Income currently is based on a single “designated life” who is at least 45 years old on the benefit effective date. Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime Income is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus. For example, if the Annuity terminates in this scenario, you would no longer have any optional death benefit that you may have elected (see the Optional Death Benefits section of this prospectus).
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and
(2)the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th anniversary of the effective date of the benefit, your Periodic Value on the 12th anniversary of the benefit effective date is equal to the greater of:
(1)the Periodic Value described above, or
(2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:
(a)200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;
(b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
(c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary of the benefit, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking withdrawals prior to your 12th benefit anniversary, however, this automatic increase will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Key Feature – Annual Income Amount under Highest Daily Lifetime Income
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
•If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
•If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages

45-54; 4% for ages 55 to less than 59  1/2; 5% for ages 59  1/2 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59  1/2; 5% for ages 59  1/2-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is November 1, 2011
•Highest Daily Lifetime Income is elected on August 1, 2012
•The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income
•The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year

(up to and including October 31, 2012) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00
*    In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
•The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.
•This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.
•The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.
•The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders - Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
•The Issue Date is December 1
•Highest Daily Lifetime Income is elected on September 4
•The Account Value at benefit election was $105,000
•The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income
•No previous withdrawals have been taken under Highest Daily Lifetime Income
On October 3, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
12th benefit year Minimum Periodic Value	$183,750
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 ½ (72 for those who would have reached age 70 ½ after 2019) and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
•the remaining Annual Income Amount for that Annuity Year; plus
•the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2016	06/01/2016 to 05/31/2017	01/01/2017 to 12/31/2017
Assume the following:
•RMD Amount for Both Calendar Years = $6,000;
•Annual Income Amount = $5,000; and
•A withdrawal of $2,000 was taken on 07/01/2016 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017 and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
•The remaining Annual Income for that Annuity Year ($3,000); plus
•The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.
Other Important Information
•If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
•If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.
•If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Benefits Under Highest Daily Lifetime Income
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.
•Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
Other Important Considerations
•Withdrawals under Highest Daily Lifetime Income are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge free withdrawal amount. For example, if your Charge free withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com.
•Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
•If you elected this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Highest Daily Lifetime Income reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)
Charge for Highest Daily Lifetime Income Benefit
The current charge for Highest Daily Lifetime Income is 0.95% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor.

If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income and terminate it, you cannot re-elect it. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income will be based on your Account Value on the effective date of Highest Daily Lifetime Income. You and your financial professional should carefully consider whether terminating your existing benefit is appropriate for you. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and you cannot re-elect the benefit.
The benefit automatically terminates upon the first to occur of the following:
(i)your termination of the benefit;
(ii)your surrender of the Annuity;
(iii)the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);
(iv)our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);
(v)both the Account Value and Annual Income Amount equal zero; or
(vi)you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*
*    Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
An integral part of Highest Daily Lifetime Income (including Spousal Highest Daily Lifetime Income) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”). This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula, nor does the formula constitute an investment strategy that we are recommending to you. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Income. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is set forth in Appendix H (and is described below).
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Income. For purposes of these benefits, we refer to those permitted Investment Options as the “Permitted Sub-accounts”. Because these restrictions and the use of the formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.
Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an Income Basis (as defined in Appendix H) for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits with respect to the X Series), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,
▪September 4 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
▪September 5 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4.
▪On September 5 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

▪Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime Income, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Income and existing Annuities that elect Highest Daily Lifetime Income in the future, however, we reserve the right to change such values.
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:
(a)The total value of all your Account Value in the Bond Sub-account, or
(b)An amount equal to 5% of your total Account Value.
While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
▪Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
▪If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
▪Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
▪The difference between your Account Value and your Protected Withdrawal Value;
▪The amount of time Highest Daily Lifetime Income has been in effect on your Annuity;
▪The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
▪Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
▪Any withdrawals you take from your Annuity (while the benefit is in effect).
At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.
Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 ½ (72 for those who would have reached age 70 ½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income or Spousal Highest Daily Lifetime Income through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
SPOUSAL HIGHEST DAILY LIFETIME INCOME BENEFIT
Spousal Highest Daily Lifetime Income is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income is the pre-determined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income is the spousal version of Highest Daily Lifetime Income. Currently, if you elect Spousal Highest Daily Lifetime Income and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income must be elected based on two designated lives, as described below. Each designated life must be at least 45 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit.
As long as your Spousal Highest Daily Lifetime Income is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus. For example, if the Annuity terminates in this scenario, you would no longer have any optional death benefit that you may have elected (see the “Optional Death Benefits” section of this prospectus).

Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and
(2)the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary, your Periodic Value on the 12th benefit anniversary is equal to the greater of:
(1)the Periodic Value described above or,
(2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:
(a)200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;
(b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
(c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary of the benefit effective date, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2; 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
▪If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
▪If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2, 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2, 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:
▪The Issue Date is November 1, 2011
▪Spousal Highest Daily Lifetime Income is elected on August 1, 2012

▪Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income
▪The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2012 the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” excess withdrawal	$2,900.00
Account Value immediately before excess withdrawal of $2,100	$115,100.00
Excess withdrawal amount	$2,100.00
Ratio ($2,100 / $115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50
*    In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
▪The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.
▪This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

▪The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.
▪The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature - Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
•The Issue Date is December 1, 2011
•Spousal Highest Daily Lifetime Income is elected on September 4, 2012
•The Account Value at benefit election was $105,000
•Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income
•No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income
On October 3, 2012, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2012 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
12th benefit year Minimum Periodic Value	$183,750
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income for a discussion of the relationship between the RMD amount and the Annual Income Amount.

Benefits Under Spousal Highest Daily Lifetime Income
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.
•Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
Other Important Considerations
•Withdrawals under the Spousal Highest Daily Lifetime Income benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge free withdrawal amount. For example, if your Charge free withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com.
•Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

•Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
•If you elected this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)
Charge for Spousal Highest Daily Lifetime Income Benefit
The current charge for Spousal Highest Daily Lifetime Income is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
•One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 45 years old at the time of election; or
•Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 45 years old at the time of election; or
•One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 45 years old at the time of election.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income and terminate it, you cannot re-elect it. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income. You and your financial professional should carefully consider whether terminating your existing benefit is appropriate for you. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and you cannot re-elect the benefit.
The benefit automatically terminates upon the first to occur of the following:
(i)upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;
(ii)upon the death of the second designated life;
(iii)your termination of the benefit;
(iv)your surrender of the Annuity;
(v)the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);
(vi)both the Account Value and Annual Income Amount equal zero; or
(vii)you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*
*    Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-Account
See “How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income above.

APPENDIX D – HIGHEST DAILY LIFETIME® INCOME 2.0, SPOUSAL HIGHEST DAILY LIFETIME® INCOME 2.0, HIGHEST DAILY LIFETIME® INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME® INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT – NO LONGER AVAILABLE FOR NEW ELECTIONS
These benefits were offered August 20, 2012 to February 24, 2013.
Effective December 31, 2020, we are no longer accepting additional Purchase Payments for Annuities that have these benefits.
HIGHEST DAILY LIFETIME INCOME 2.0 BENEFIT
Highest Daily Lifetime Income 2.0 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit, for new elections at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income 2.0 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
The income benefit under Highest Daily Lifetime Income 2.0 currently is based on a single “designated life” who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income 2.0 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income 2.0. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and
(2)the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th Anniversary of the effective date of the benefit, your Periodic Value on the 12th Anniversary of the benefit effective date is equal to the greater of:
(1)the Periodic Value described above, or
(2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:
(a)200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
(c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income 2.0, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Highest Daily Lifetime Income 2.0
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below.. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
•If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
•If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income 2.0. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity

Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income 2.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income 2.0 or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is November 1, 2012
•Highest Daily Lifetime Income 2.0 is elected on August 1, 2013
•The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0
•The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00
*    In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
•The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.
•This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.
•The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.
•The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime

Withdrawal under Highest Daily Lifetime Income 2.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
•The Issue Date is December 3
•Highest Daily Lifetime Income 2.0 is elected on September 4
•The Account Value at benefit election was $105,000
•The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0
•No previous withdrawals have been taken under Highest Daily Lifetime Income 2.0
On October 3, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
12th benefit year Minimum Periodic Value	$183,750
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 ½ (72 for those who would have reached age 70 ½ after 2019) and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
•the remaining Annual Income Amount for that Annuity Year; plus
•the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2016	06/01/2016 to 05/31/2017	01/01/2017 to 12/31/2017
Assume the following:
•RMD Amount for Both Calendar Years = $6,000;
•Annual Income Amount = $5,000; and
•A withdrawal of $2,000 was taken on 07/01/2016 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017 and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
•The remaining Annual Income for that Annuity Year ($3,000); plus
•The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.
Other Important Information
•If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
•If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.
•If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Benefits Under Highest Daily Lifetime Income 2.0
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income 2.0 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.
•Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.

Other Important Considerations
•Withdrawals under Highest Daily Lifetime Income 2.0 are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income 2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge free withdrawal amount. For example, if your Charge free withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com.
•Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
•If you elected this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income 2.0 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)
Charge for Highest Daily Lifetime Income 2.0 Benefit
The current charge for Highest Daily Lifetime Income 2.0 is 1.00% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit
For Highest Daily Lifetime Income 2.0, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income 2.0. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income 2.0, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income 2.0 and terminate it, you cannot re-elect it. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income 2.0, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income 2.0 will be based on your Account Value on the effective date of Highest Daily Lifetime Income 2.0. You and your financial professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income 2.0 is appropriate for you. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income 2.0 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and you cannot re-elect the benefit.
The benefit automatically terminates upon the first to occur of the following:
(i)your termination of the benefit;
(ii)your surrender of the Annuity;
(iii)the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);
(iv)our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);
(v)both the Account Value and Annual Income Amount equal zero; or
(vi)you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*
*    Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income 2.0 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
Overview of the Predetermined Mathematical Formula
Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income 2.0 suite of benefits, while managing the risk to Pruco Life of NJ associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income 2.0 suite is the predetermined mathematical formula used to transfer Account Value between the

Permitted Sub-accounts and the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”. The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income 2.0 suite of benefits. The formula is not investment advice.
The formula is set forth in Appendix H (and is described below).
The predetermined mathematical formula (“formula”) monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.
However, in addition to providing lifetime income when your Account Value is reduced to zero, Highest Daily Lifetime Income 2.0 can potentially dampen the impact of volatility on your Account Value during extreme market downturns by transferring assets from your chosen investments into the Bond Sub-account as described above. This occurs pursuant to the predetermined mathematical formula, which can limit the possibility or reduce the amount of a significant loss of Account Value, and potentially provide a higher income stream in retirement.
The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula nor does the formula constitute an investment strategy that we are recommending to you.
Transfer Activity Under the Formula
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Account Value before a transfer to the Bond Sub-account is made.
It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Account Value and your Protected Withdrawal Value;
•The amount of time the benefit has been in effect on your Annuity;
•The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
•Any additional Purchase Payments you made to your Annuity (while the benefit is in effect); and
•Any withdrawals you take from your Annuity (while the benefit is in effect).
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Account Value and hence a greater impact on if (and how much of) your Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

How the Formula Operates
Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.
(1)First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the “Target Value” or “L”.
(2)Second, we subtract any amounts invested in the Bond Sub-account (“B”) from the Target Value and divide that number by the amount invested in the Permitted Sub-accounts (“V”). We refer to this resulting value as the “Target Ratio” or “R”.
(3)Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.
(4)If a transfer needs to occur, we use another calculation to determine the amount of the transfer.
The Formula is:
R = (L – B)/ V
More specifically, the formula operates as follows:
(1)We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix H) for that day by 5% and by the applicable Annuity Factor found in Appendix H. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits with respect to the X Series), and any withdrawals of Excess Income.
Example (assume the Income Basis is $200,000, and the contract is 11  1/2 months old, resulting in an annuity factor of 14.95)
Target Value (L) = $200,000 x 5% x 14.95 = $149,500
(2)Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V).
Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)
Target Ratio (R) = ($149,500 – 0)/$179,500 = 83.3%
(3)If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.
Example: Assuming the Target Ratio is above 83% for a 3rd consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.
(4)In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.
The 90% Cap
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.
Monthly Transfers
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:
(a)The total value of all your Account Value in the Bond Sub-account, or
(b)An amount equal to 5% of your total Account Value.
Other Important Information
•The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Bond Sub-account.
•While you are not notified before a transfer occurs to or from the Bond Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
•Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
•If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
•Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
•If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.
•Additional Purchase Payments to your Annuity do not increase “B” within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.
•If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 ½ (72 for those who would have reached age 70 ½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income 2.0 or Spousal Highest Daily Lifetime Income 2.0 through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 BENEFIT
Spousal Highest Daily Lifetime Income 2.0 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How

Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income 2.0 is the spousal version of Highest Daily Lifetime Income 2.0. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income 2.0 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income 2.0 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income 2.0 is not available if you elect any other optional living benefit.
As long as your Spousal Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income 2.0. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and
(2)the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary, your Periodic Value on the 12th benefit anniversary is equal to the greater of:
(1)the Periodic Value described above or,
(2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:
(a)200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;
(b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
(c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income 2.0, your Account Value is not guaranteed, can fluctuate and may lose value.

Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income 2.0
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
•If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
•If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income 2.0 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is November 1, 2012
•Spousal Highest Daily Lifetime Income 2.0 is elected on August 1, 2013
•Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income 2.0
•The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is
4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” excess withdrawal	$2,900.00
Account Value immediately before excess withdrawal of $2,100	$115,100.00
Excess withdrawal amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50
*    In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
•The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.
•This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.
•The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.
•The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income 2.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
•The Issue Date is December 3, 2012
•Spousal Highest Daily Lifetime Income 2.0 is elected on September 4, 2013
•The Account Value at benefit election was $105,000
•Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income 2.0
•No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income 2.0

On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
12th benefit year Minimum Periodic Value	$183,750
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income 2.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime Income 2.0
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life.
After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income 2.0 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.
•Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
Other Important Considerations
•Withdrawals under the Spousal Highest Daily Lifetime Income 2.0 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income 2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge free withdrawal amount. For example, if your Charge free withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com.
•Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
•If you elected this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income 2.0 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)
Charge for the Spousal Highest Daily Lifetime Income v2.0
The current charge for Spousal Highest Daily Lifetime Income 2.0 is 1.10% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income 2.0 can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income 2.0 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
•One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or
•Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or
•One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 and terminate it, you cannot re-elect it. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income 2.0, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income 2.0 will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income 2.0. You and your financial professional should carefully consider whether terminating your existing benefit is appropriate for you. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and you cannot re-elect the benefit.
The benefit automatically terminates upon the first to occur of the following:
(i)upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;
(ii)upon the death of the second designated life;
(iii)your termination of the benefit;
(iv)your surrender of the Annuity;
(v)the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);
(vi)both the Account Value and Annual Income Amount equal zero; or
(vii)you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*
*    Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income 2.0 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-Account
See “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.
HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT
Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit (“HA DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). Highest Daily Lifetime Income 2.0 with HA DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Highest Daily Lifetime Income 2.0 is offered with or without the HA DB component; however, you may only elect HA DB with Highest Daily Lifetime Income 2.0, and you must elect the HA DB benefit at the time you elect Highest Daily Lifetime Income 2.0. If you elect Highest Daily Lifetime Income 2.0 without HA DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income 2.0 with HA DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.
The income benefit under Highest Daily Lifetime Income 2.0 with HA DB currently is based on a single “designated life” who is between the ages of 50 and 79 on the benefit effective date. As long as your Highest Daily Lifetime Income 2.0 with HA DB is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income 2.0 with HA DB (including no payment of the Highest Annual Death Benefit Amount).
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected

Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and
(2)the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary, your Periodic Value on the 12th benefit anniversary is equal to the greater of:
(1)the Periodic Value described above, or
(2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:
(a)200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;
(b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
(c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
This means that if you do not take a withdrawal on or before the 12th benefit anniversary of the benefit, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking withdrawals prior to your 12th benefit anniversary, however, this automatic increase will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income 2.0 with HA DB, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Highest Daily Lifetime Income 2.0 with HA DB
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
•If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
•If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 -54 ; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income 2.0 with HA DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income 2.0 with HA DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income 2.0 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is November 1, 2012
•Highest Daily Lifetime Income 2.0 with HA DB is elected on August 1, 2013
•The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0 with HA DB
•The first withdrawal is a Lifetime Withdrawal

Example of Dollar-for-Dollar Reductions
On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).
Here is the calculation:

Annual Income Amount		Highest Annual Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00	Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00	Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00	Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%	Ratio ($1,500 / $114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00	HA DB Amount	$109,420.00
1.31% Reduction in Annual Income Amount	$78.60	1.31% Reduction in Annual Income Amount	$1,433.40
Annual Income Amount for future Annuity Years	$5,921.40	Highest Annual Death Benefit Amount	$107,986.60
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00
*    In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
•The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

•This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.
•The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.
•The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 5%, generating an Annual Income Amount of $5,950.00. Since this amount is greater than the current year’s Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2013 and continuing through October 31, 2014, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income 2.0 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0 with HA DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income 2.0 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above) and the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
•The Issue Date is December 3
•Highest Daily Lifetime Income 2.0 with HA DB is elected on September 4
•The Account Value at benefit election was $105,000
•The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0 with HA DB
•No previous withdrawals have been taken under Highest Daily Lifetime Income 2.0 with HA DB
On October 3, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
12th benefit year Minimum Periodic Value	$183,750.00
Highest Annual Death Benefit Amount	$100,992.50
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 ½ (72 for those who would have reached age 70 ½ after 2019) and by December 31st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied:
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
•the remaining Annual Income Amount for that Annuity Year; plus
•the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2016	06/01/2016 to 05/31/2017	01/01/2017 to 12/31/2017
Assume the following:
•RMD Amount for Both Calendar Years = $6,000;
•Annual Income Amount = $5,000; and
•A withdrawal of $2,000 was taken on 07/01/2016 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017 and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
•The remaining Annual Income for that Annuity Year ($3,000); plus
•The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.
Other Important Information
•If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
•If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.
•If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

Highest Annual Death Benefit
A Death Benefit is payable under Highest Daily Lifetime Income 2.0 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity-owned), also referred to as the “Single Designated Life”, when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit or the Highest Annual Death Benefit Amount described below.
Highest Annual Death Benefit Amount:
On the date you elect Highest Daily Lifetime Income 2.0 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:
(1)The Account Value on the current Valuation Day; and
(2)The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,
•increased by any Purchase Payments made since that anniversary and,
•reduced by the effect of withdrawals made since that anniversary, as described below.
Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income 2.0 with HA DB.
On each anniversary of the benefit effective date, up to and including the date of death of the decedent, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Annual Death Benefit will be calculated on the date of death of the decedent and will be:
•increased by the amount of any additional Adjusted Purchase Payments, and
•reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.
Please note that the Highest Annual Death Benefit Amount is available only until we make Guarantee Payments under Highest Daily Lifetime Income 2.0 with HA DB or annuity payments begin. This means that any withdrawals that reduce your Account Value to zero will also reduce the Highest Annual Death Benefit Amount to zero.
All other provisions applicable to Death Benefits under your Annuity will continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
Benefits Under Highest Daily Lifetime Income 2.0 with HA DB
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income 2.0 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income 2.0 with HA DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.
•Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as Guarantee Payments. Further, the Guarantee Payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments.
•Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including the HA DB, will terminate. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your

Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
Other Important Considerations
•Withdrawals under Highest Daily Lifetime Income 2.0 with HA DB are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income 2.0 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge free withdrawal amount. For example, if your Charge free withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com.
•Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
•If you elected this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income 2.0 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)
Charge for Highest Daily Lifetime Income 2.0 with HA DB
The current charge for Highest Daily Lifetime Income 2.0 with HA DB is 1.40% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.35% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account.

You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income 2.0 with HA DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income 2.0 with HA DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income 2.0 with HA DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income 2.0 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income 2.0 with HA DB and terminate it, you cannot re-elect it. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income 2.0 with HA DB, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income 2.0 with HA DB will be based on your Account Value on the effective date of Highest Daily Lifetime Income 2.0 with HA DB. You and your financial professional should carefully consider whether terminating your existing benefit is appropriate for you. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 with HA DB so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income 2.0 with HA DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HA DB, will terminate as of the date the termination is effective, and you cannot re-elect the benefit.
The benefit automatically terminates upon the first to occur of the following:
(i)your termination of the benefit;
(ii)your surrender of the Annuity;
(iii)when annuity payments begin (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);
(iv)our receipt of Due Proof of Death of the Owner (or Annuitant if entity-owned);
(v)both the Account Value and Annual Income Amount equal zero; or
(vi)you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*
*    Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income 2.0 with HA DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 with HA DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime Income 2.0 with HA DB Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.
SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT
Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit (“HA DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 with HA DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.
An integral component of Spousal Highest Daily Lifetime Income 2.0 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income 2.0 with HA DB is the spousal version of Highest Daily Lifetime Income 2.0 with HA DB. Spousal Highest Daily Lifetime Income 2.0 is offered with or without the HA DB component; however, you may only elect HA DB with Spousal Highest Daily Lifetime Income 2.0, and you must elect the HA DB benefit at the time you elect Spousal Highest Daily Lifetime Income 2.0. If you elect Spousal Highest Daily Lifetime Income 2.0 without HA DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income 2.0 with HA DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income 2.0 with HA DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income 2.0 with HA DB due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income 2.0 with HA DB is not available if you elect any other optional living or death benefit.
As long as your Spousal Highest Daily Lifetime Income 2.0 with HA DB is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income 2.0 with HA DB.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and
(2)the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary of the effective date of the benefit, your Periodic Value on the 12th benefit anniversary of the benefit effective date is equal to the greater of:
(1)the Periodic Value described above or,
(2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:
(a)200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;
(b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
(c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
This means that if you do not take a withdrawal on or before the 12th benefit anniversary of the benefit, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income 2.0 with HA DB
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

•If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
•If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income 2.0 with HA DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is November 1, 2012
•Spousal Highest Daily Lifetime Income 2.0 with HA DB is elected on August 1, 2013
•Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income 2.0 with HA DB
•The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920.).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).
Here is the calculation:

Annual Income Amount		Highest Annual Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00	Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.00	Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00	Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%	Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00	HA DB Amount	$110,020.00
1.82% Reduction in Annual Income Amount	$98.28	1.82% Reduction in Annual Income Amount	$2,002.36
Annual Income Amount for future Annuity Years	$5,301.72	Highest Annual Death Benefit Amount	$108,017.64
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50
*    In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
•The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.
•This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.
•The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.
•The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income 2.0 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 with HA DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above) and the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
•The Issue Date is December 3, 2012
•Spousal Highest Daily Lifetime Income 2.0 with HA DB is elected on September 4, 2013
•The Account Value at benefit election was $105,000
•Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income 2.0 with HA DB
•No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income 2.0 with HA DB

On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
12th benefit year Minimum Periodic Value	$183,750.00
Highest Annual Death Benefit Amount	$100,992.50
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income 2.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Highest Annual Death Benefit
A Death Benefit is payable under Spousal Highest Daily Lifetime Income 2.0 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit or the Highest Annual Death Benefit Amount described below.
Highest Annual Death Benefit Amount:
On the date you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:
(1)The Account Value on the current Valuation Day; and
(2)The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,
•increased by any Purchase Payments made since that anniversary and,
•reduced by the effect of withdrawals made since that anniversary, as described below.
Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income 2.0 with HA DB.
On each anniversary of the benefit effective date, up to and including the date of death of the Remaining Designated Life, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Annual Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:
•increased by the amount of any additional Adjusted Purchase Payments, and
•reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.
Please note that Highest Annual Death Benefit Amount is available only until we make Guarantee Payments under Spousal Highest Daily Lifetime Income 2.0 with HA DB or annuity payments begin. This means that any withdrawals that reduce your Account Value to zero will also reduce the Highest Annual Death Benefit Amount to zero.
All other provisions applicable to Death Benefits under your Annuity continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
Benefits Under Spousal Highest Daily Lifetime Income 2.0 with HA DB
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income 2.0 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income 2.0 with HA DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.
•Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as Guarantee Payments. Further, the Guarantee Payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments.
•Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including the HA DB, will terminate. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
Other Important Considerations
•Withdrawals under the Spousal Highest Daily Lifetime Income 2.0 with HA DB benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income 2.0 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge free withdrawal amount. For example, if your Charge free withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com.
•Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
•If you elected this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income 2.0 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)
•Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income 2.0 with HA DB will remain in force unless we are instructed otherwise.
Charge for Spousal Highest Daily Lifetime Income v2.0 with HA DB
The current charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB is 1.50% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income 2.0 with HA DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income 2.0 with HA DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
•One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be between 50 – 79 years old at the time of election; or
•Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or
•One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.
Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 with HA DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income 2.0 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB and terminate it, you cannot re-elect it. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income 2.0 with HA DB, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income 2.0 with HA DB will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income 2.0 with HA DB. You and your financial professional should carefully consider whether terminating your existing benefit is appropriate for you. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and you cannot re-elect the benefit.
The benefit automatically terminates upon the first to occur of the following:
(i)upon our receipt of Due Proof of Death of the first designated life who is an Owner (or who is the Annuitant if entity-owned), if the Remaining Designated Life elects not to continue the Annuity;
(ii)upon our receipt of Due Proof of Death of an Owner (or Annuitant if entity-owned) if the surviving spouse is not eligible to continue the benefit because such spouse is not a spousal designated life and there is any Account Value on the date of death;
(iii)upon our receipt of Due Proof of Death of the Remaining Designated Life if a Death Benefit is payable under this benefit;
(iv)your termination of the benefit;
(v)your surrender of the Annuity;
(vi)when annuity payments begin (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);
(vii)both the Account Value and Annual Income Amount equal zero; or
(viii)you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*
*    Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income 2.0 with HA DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income 2.0 with HA DB Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.

Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

APPENDIX E: OPTIONAL DEATH BENEFITS
These benefits were offered March 15, 2010 to August 19, 2012.
One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your Beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. The optional Death Benefit is called the Highest Anniversary Value Death Benefit. The Highest Anniversary Value Death Benefit is not available with the Highest Daily Lifetime Income 2.0 with HA DB or the Spousal Highest Daily Lifetime Income 2.0 with HA DB. If you purchase either Highest Daily Lifetime Income 2.0 or Spousal Highest Daily Lifetime Income 2.0 and withdrawals taken under either reduce your Account Value to Zero, your optional Death Benefit will terminate. Investment restrictions apply if you elect the optional Death Benefit. See the chart in the “Investment Options” section of the prospectus for a list of Investment Options available and permitted with the benefit. If subsequent to your election of the optional Death Benefit, we change our requirements as to how your Account Value must be allocated, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. We reserve the right to cease offering any optional Death Benefit.
Key Terms Used with the Highest Anniversary Value Death Benefit:
▪The Death Benefit Target Date for the Highest Anniversary Value Death Benefit initially is the later of (a) the anniversary of the Issue Date coinciding with or next following the date the oldest Owner (or Annuitant, if the Annuity is entity-owned) reaches age 80 and (b) the fifth anniversary of the Issue Date of the Annuity. If there is a change of Owner (or Annuitant, if the Annuity is entity-owned) prior to the Death Benefit Target Date, then we will set the Death Benefit Target Date with reference to the age of the oldest new Owner (or Annuitant). However, we will not change the Death Benefit Target Date if the change of Owner (or Annuitant, for an entity-owned Annuity) occurs after the previous Death Benefit Target Date.
▪The Highest Anniversary Value on the Issue Date is equal to your Account Value (including any Purchase Credits, in the case of the X Series). Thereafter, we calculate a Highest Anniversary Value on each anniversary of the Issue Date of the Annuity (“Annuity Anniversary”) up to and including the earlier of the date of death or attainment of the Death Benefit Target Date. On each such anniversary, the Anniversary Value is equal to the greater of (a) the previous Highest Anniversary Value and (b) the Account Value on each such Anniversary. Between such anniversaries, the Highest Anniversary Value is increased by the sum of all Purchase Payments (including any associated Purchase Credits) since the prior anniversary date and reduced by any Proportional Withdrawals since the prior anniversary date.
▪Proportional Withdrawals are determined by calculating the ratio of the amount of the withdrawal (including any applicable CDSC) to the Account Value as of the date of the withdrawal but immediately prior to the withdrawal. Proportional withdrawals result in a reduction to the Highest Anniversary Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), then we will reduce your Highest Anniversary Value ($125,000) by 10%, or $12,500.
Highest Anniversary Value Death Benefit (“HAV”)
If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is elected. If an Annuity has joint Owners, the oldest Owner must be age 79 or less upon election. If an Annuity is owned by an entity, the Annuitant must be age 79 or less upon election.
Calculation of Highest Anniversary Value Death Benefit
If the decedent’s date of death occurs before the Death Benefit Target Date, the Death Benefit equals the greater of:
1.the greater of the minimum Death Benefit described above, and
2.the Highest Anniversary Value as of the date on which we receive Due Proof of Death.
If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:
1.the minimum Death Benefit described above, and
2.the Highest Anniversary Value on the Death Benefit Target Date, plus any Purchase Payments (and associated Purchase Credits) since the Death Benefit Target Date, less the effect of any Proportional Withdrawals since the Death Benefit Target Date. This Death Benefit may not be an appropriate feature where the oldest Owner’s age (Annuitant if entity-owned) is near age 80. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.
WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFIT?
For elections of the Highest Anniversary Value Death Benefit, we impose a charge equal to 0.40%, per year of the daily net assets of the Sub-accounts. We deduct the charge to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefits. The additional annualized charge is deducted daily against your Account Value allocated to the Sub-accounts.
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Can I terminate the optional Death Benefit?
The Highest Anniversary Value Death Benefit may not be terminated by you once elected. The optional Death Benefit will terminate upon the first to occur of the following:
▪the date that the Death Benefit is determined, unless the Annuity is continued by a spouse Beneficiary;
▪upon your designation of a new Owner or Annuitant who, as of the effective date of the change, is older than the age at which we would then issue the Death Benefit (or if we do not then consent to continue the Death Benefit);
▪upon the Annuity Date;
▪upon surrender of the Annuity; or
▪if your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).
Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to be surrendered upon the death of the grantor if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the Beneficiary and is not eligible for the Death Benefit provided under the Annuity.
Upon termination, we cease to assess the fee for the optional Death Benefit.
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APPENDIX F: FORMULA FOR GRO PLUS II
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
▪AV is the current Account Value of the Annuity
▪Vv is the current Account Value of the elected Sub-accounts of the Annuity
▪VF is the Account Value of any Fixed Allocations in the Annuity
▪B is the total current value of the AST bond portfolio Sub-account
▪Cl is the lower target value. Currently, it is 79%.
▪Ct is the middle target value. Currently, it is 82%.
▪Cu is the upper target value. Currently, it is 85%.
▪T is the amount of a transfer into or out of the AST bond portfolio Sub-account.
For each guarantee provided under the benefit,
▪Gi is the guarantee amount
▪Ni is the number of days until the maturity date
▪di is the discount rate applicable to the number of days until the maturity date. It is determined with reference a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.
The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / (Vv + VF)
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap.
The transfer amount is calculated by the following formula:

T	=	{Min (MAX(0, (.90 * (Vv + VF + B)) – B), [L – B – (Vv + VF) * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.
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The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0. The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (Vv + VF) * Ct] / (1 – Ct))}
If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
90% Cap Rule: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.
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APPENDIX G – FORMULA FOR HIGHEST DAILY® GRO II
FORMULA FOR ELECTIONS OF HIGHEST DAILY® GRO II MADE PRIOR TO JULY 16, 2010
The Following are the Terms and Definitions Referenced in the Transfer Calculation Formula:
▪AV is the current Account Value of the Annuity
▪Vv is the current Account Value of the elected Sub-accounts of the Annuity
▪VF is the Account Value of any Fixed Allocations in the Annuity
▪B is the total current value of the AST bond portfolio Sub-account
▪Cl is the lower target value. Currently, it is 79%.
▪Ct is the middle target value. Currently, it is 82%.
▪Cu is the upper target value. Currently, it is 85%.
▪T is the amount of a transfer into or out of the AST bond portfolio Sub-account.
For each guarantee provided under the benefit,
▪Gi is the guarantee amount
▪Ni is the number of days until the maturity date
▪di is the discount rate applicable to the number of days until the maturity date. It is determined with reference a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.
The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / (Vv + VF)
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap.
The transfer amount is calculated by the following formula:

T	=	{Min (MAX(0, (.90 * (Vv + VF + B)) – B), [L – B – (Vv + VF) * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.
The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0. The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (Vv + VF) * Ct] / (1 – Ct))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
90% Cap Rule: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.
FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010
The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.
The following are the Terms and Definitions referenced in the Transfer Calculation Formula:
▪AV is the current Account Value of the Annuity
▪V V is the current Account Value of the elected Sub-accounts of the Annuity
▪V F is the current Account Value of the elected Fixed Rate Options of the Annuity
▪B is the total current value of the Transfer Account
▪C l is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee
▪C t is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee
▪C u is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee
▪T is the amount of a transfer into or out of the Transfer Account
▪“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.
The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365)
Where:
▪Gi is the value of the Guarantee Amount or the Projected Future Guarantee
▪Ni is the number of days until the end of the Guarantee Period
▪di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.
Next the formula calculates the following formula ratio (r):

r	=	(L – B) / (VV + VF)

If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% Cap Feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r > C u and if transfers have not been suspended due to the 90% Cap Feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.
The transfer amount is calculated by the following formula:

T	=	{Min (MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.
The formula will transfer assets out of the Transfer Account if r < C l and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

APPENDIX H—FORMULA FOR HIGHEST DAILY LIFETIME® INCOME V2.1 SUITE, HIGHEST DAILY LIFETIME® INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME® INCOME SUITE AND HIGHEST DAILY LIFETIME® 6 PLUS SUITE OF LIVING BENEFITS
This Appendix describes the formula used with the following living benefits:
The Highest Daily Lifetime Income v2.1 Suite:
▪Highest Daily Lifetime Income v2.1;
▪Spousal Highest Daily Lifetime Income v2.1;
▪Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit; and
▪Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit.
The Highest Daily Lifetime Income 2.0 Suite (offered from August 20, 2012 to February 24, 2013):
▪Highest Daily Lifetime Income 2.0;
▪Spousal Highest Daily Lifetime Income 2.0;
▪Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit; and
▪Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit.
The Highest Daily Lifetime Income Suite (offered from January 24, 2011 to August 19, 2012):
▪Highest Daily Lifetime Income;
▪Spousal Highest Daily Lifetime Income.
The Highest Daily Lifetime 6 Plus Suite (offered from March 15, 2010 to January 23, 2011):
▪Highest Daily Lifetime 6 Plus Income Benefit;
▪Spousal Highest Daily Lifetime 6 Plus Income Benefit.
TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR Permitted Sub-accounts AND THE
AST INVESTMENT GRADE BOND SUB-ACCOUNT
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
▪Cu – the upper target is established on the effective date of the Highest Daily Lifetime Income v2.1 Suite, Highest Daily Lifetime Income 2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of benefits (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.
▪Cus – The secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%
▪Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.
▪Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.
▪L – the target value as of the current Valuation Day.
▪r – the target ratio.
▪a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors)
▪V – the total value of all Permitted Sub-accounts in the Annuity.
▪B – the total value of the AST Investment Grade Bond Sub-account.
▪P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, including the amount of any associated Purchase Credits, and adjusted proportionally for Excess Income *, and (2) the Protected Withdrawal

Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments (including the amount of any associated Purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding anniversary of the Issue Date, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments (including the amount of any associated Purchase Credits) and adjusted for withdrawals, as described herein.
▪T – the amount of a transfer into or out of the AST Investment Grade Bond Sub-account.
▪TM – the amount of a monthly transfer out of the AST Investment Grade Bond Sub-account.
*    Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.
DAILY TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. Target Values are subject to change for new elections of this benefit on a going-forward basis.

L	=	0.05 * P * a
Daily Transfer Calculation:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / V
▪If on the third consecutive Valuation Day r > Cu and r (less or =) Cus or if on any day r > Cus, and transfers have not been suspended due to the 90% cap rule, assets in the Permitted Sub-accounts and the Fixed Allocations, if applicable, are transferred to the AST Investment Grade Bond Sub-account.
▪If r < Cl, and there are currently assets in the AST Investment Grade Bond Sub-account (B > 0), assets in the AST Investment Grade Bond Sub-account are transferred to the Permitted Sub-accounts as described above.
90% CAP RULE: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Sub-account occurs that results in 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, any transfers into the AST Investment Grade Bond Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Sub-account should occur. Transfers out of the AST Investment Grade Bond Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, 0.90 * (V + B)) – B, [L – B – V * Ct] / (1 – Ct))	Money is transferred from the Permitted Sub-accounts and the Fixed Allocations to the AST Investment Grade Bond Sub-account
T	=	{Min (B, – [L – B – V * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts
Monthly Transfer Calculation
On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:
If, after the daily Transfer Calculation is performed,
{Min (B, .05 * (V + B))} (less than) (Cu * V – L + B) / (1 – Cu), then

TM	=	{Min (B, .05 * (V + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.
Targets referenced in the Transfer Calculation Formula:
Cu = [83%
Cus = 84.5%

Ct = 80%
Cl = 78%]
“a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06**
*    The values set forth in this table are applied to all ages.
**    In all subsequent years and months thereafter, the annuity factor is 4.06

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY X SERIES, B SERIES, L SERIES AND C SERIESSM ANNUITY DESCRIBED IN PROSPECTUS (APRIL 30, 2021)

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a Statement of Additional Information
PPRTNY2PROS

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

PPRTNY2PROS

PART B
STATEMENT OF ADDITIONAL INFORMATION
April 30, 2021

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
VARIABLE ANNUITY CONTRACTS

The Prudential Premier® Retirement Variable Annuity X SeriesSM ("X Series"), B SeriesSM ("B Series"), L SeriesSM ("L Series"), and C SeriesSM ("C Series") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. These Annuities are no longer offered for new sales. Each Annuity could be purchased by making an initial purchase payment of $10,000 (except the B Series, which has a $1,000 minimum initial purchase payment or more). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the X Series, the L Series, the B Series and the C Series prospectus dated April 30, 2021. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuities Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.
The Prudential Premier Retirement Variable Annuity X SeriesSM ("X Series"), B SeriesSM ("B Series"), L SeriesSM (“L Series") and C SeriesSM ("C Series") are service marks of The Prudential Insurance Company of America.

COMPANY
Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.
Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.
EXPERTS
The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020 and the financial statements of each of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of the dates presented and for each of the periods indicated therein included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
PRINCIPAL UNDERWRITER
Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
With respect to all individual annuities issued by Pruco Life of New Jersey, PAD received commissions of $52,509,751.30, $77,870,844.85, and $73,232,387.43 in 2020, 2019 and 2018, respectively. PAD retained none of those commissions.
As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer.
In addition, we, or PAD, may pay non-cash compensation to broker-dealer firms. These non-cash compensation payments may include but are not limited to payment for: training of sales personnel; marketing and administrative services; educating customers of the firm on each Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support and providing expedited marketing compliance approval. We, and/or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms.
Additional examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we, or PAD, may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2020) received payment with respect to annuity business during 2020 (or as to which a payment amount was accrued during 2020). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.
During 2020, non-cash compensation received by firms and entities ranged from $37.46 to $3,298,342.95. During 2020, cash compensation received by firms ranged from $4.40 to $12,514,361.56.
CYBER SECURITY RISK
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life of New Jersey is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Pruco Life of New Jersey and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s underlying funds and with third-party service providers to Pruco Life of New Jersey. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life of New Jersey, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life of New Jersey may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life of New Jersey in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Pruco Life of New Jersey, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life of New Jersey cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
In March 2017, the New York Department of Financial Services’ (DFS) new cyber security regulation went into effect. The regulation requires financial institutions regulated by the New York DFS, including Pruco Life of New Jersey, to establish a cyber security program. The regulation includes specific technical safeguards as well as requirements regarding governance, incident planning, data management, system testing, vendor oversight and regulator notification. In addition, in October 2017, the NAIC adopted the Insurance Data Security Model Law that is consistent with the New York regulation. The Model Law in turn is expected to form the basis for legislation in other states. We are monitoring regulatory guidance and rulemaking in this area, and may be subject to increased compliance costs and regulatory requirements.

DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less, (c) where:
(a)is the net result of:
(i)the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus
(ii)any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.
(b)is the net result of:
(i)the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus
(ii)any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.
(c)is the Insurance Charge and any applicable charge assessed against a Sub-account for any Rider attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.
We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.
As we have indicated in the prospectus, the Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges for each series. Here, we set out the remaining historical unit values. This information reflects Sub-Account names as of December 31, 2020. Please refer to the Variable Investment Options section of the prospectus for information on name changes.

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV - Cliff M&E (1.70%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/18/2019 to 12/31/2019	13.54782	14.32556	2,819,675
01/01/2020 to 12/31/2020	14.32556	14.67610	2,373,717
AST Advanced Strategies Portfolio
03/18/2019 to 12/31/2019	17.42689	19.07073	5,407,287
01/01/2020 to 12/31/2020	19.07073	20.74863	4,290,511
AST AllianzGI World Trends Portfolio
03/18/2019 to 12/31/2019	14.49860	15.67908	3,655,727
01/01/2020 to 12/31/2020	15.67908	17.58552	3,235,355
AST Balanced Asset Allocation Portfolio
03/18/2019 to 12/31/2019	16.57983	17.91403	4,723,183
01/01/2020 to 12/31/2020	17.91403	19.68171	4,233,851
AST BlackRock Global Strategies Portfolio
03/18/2019 to 12/31/2019	12.67899	13.53080	1,544,204
01/01/2020 to 12/31/2020	13.53080	13.93086	1,259,964
AST BlackRock Low Duration Bond Portfolio
03/18/2019 to 12/31/2019	9.74038	9.91609	325,543
01/01/2020 to 12/31/2020	9.91609	9.99704	248,701
AST BlackRock/Loomis Sayles Bond Portfolio
03/18/2019 to 12/31/2019	11.25473	11.85658	3,045,492
01/01/2020 to 12/31/2020	11.85658	12.51345	2,832,075
AST Capital Growth Asset Allocation Portfolio
03/18/2019 to 12/31/2019	18.06089	19.67149	5,723,117
01/01/2020 to 12/31/2020	19.67149	21.93201	4,027,816
AST ClearBridge Dividend Growth Portfolio
03/18/2019 to 12/31/2019	17.10569	19.56111	174,447
01/01/2020 to 12/31/2020	19.56111	20.13749	138,757
AST Cohen & Steers Global Realty Portfolio
03/18/2019 to 12/31/2019	17.33850	18.91609	89,624
01/01/2020 to 12/31/2020	18.91609	18.04662	95,523
AST Cohen & Steers Realty Portfolio
03/18/2019 to 12/31/2019	21.67178	24.51733	187,383
01/01/2020 to 12/31/2020	24.51733	23.41674	166,646
AST Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	10.08992	10.37566	550,518
01/01/2020 to 12/31/2020	10.37566	10.61338	524,137
AST Fidelity Institutional AM® Quantitative Portfolio
03/18/2019 to 12/31/2019	15.20875	16.56641	3,691,643
01/01/2020 to 12/31/2020	16.56641	17.71122	2,935,089
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99953	10.06695	215,203
AST Goldman Sachs Multi-Asset Portfolio
03/18/2019 to 12/31/2019	13.60100	14.53093	1,640,164
01/01/2020 to 12/31/2020	14.53093	15.56469	1,343,584
AST Goldman Sachs Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	22.51737	23.90516	269,118
01/01/2020 to 12/31/2020	23.90516	24.07131	250,642
AST Government Money Market Portfolio
03/18/2019 to 12/31/2019	8.74708	8.74054	286,092
01/01/2020 to 12/31/2020	8.74054	8.61109	351,510

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
03/18/2019 to 12/31/2019	15.16199	16.13509	315,816
01/01/2020 to 12/31/2020	16.13509	16.27889	278,557
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	21.87403	23.79572	223,736
01/01/2020 to 12/31/2020	23.79572	23.45465	231,792
AST International Growth Portfolio
03/18/2019 to 12/31/2019	15.43350	17.54167	221,539
01/01/2020 to 12/31/2020	17.54167	22.64433	150,287
AST International Value Portfolio
03/18/2019 to 12/31/2019	12.32417	13.21797	180,177
01/01/2020 to 12/31/2020	13.21797	12.91444	143,375
AST Investment Grade Bond Portfolio
03/18/2019 to 12/31/2019	13.22720	14.11864	1,822,175
01/01/2020 to 12/31/2020	14.11864	16.16399	1,434,035
AST J.P. Morgan Global Thematic Portfolio
03/18/2019 to 12/31/2019	16.22734	17.57027	1,986,154
01/01/2020 to 12/31/2020	17.57027	19.54451	1,555,964
AST J.P. Morgan International Equity Portfolio
03/18/2019 to 12/31/2019	13.06378	14.62997	465,297
01/01/2020 to 12/31/2020	14.62997	16.26240	410,201
AST J.P. Morgan Strategic Opportunities Portfolio
03/18/2019 to 12/31/2019	14.02978	14.93307	1,875,594
01/01/2020 to 12/31/2020	14.93307	16.34563	1,506,069
AST Jennison Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	27.59594	30.98873	186,360
01/01/2020 to 12/31/2020	30.98873	46.92339	121,139
AST Loomis Sayles Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	28.59401	32.30614	317,400
01/01/2020 to 12/31/2020	32.30614	41.78974	230,831
AST MFS Global Equity Portfolio
03/18/2019 to 12/31/2019	20.25433	22.67027	211,531
01/01/2020 to 12/31/2020	22.67027	25.44477	217,830
AST MFS Growth Allocation Portfolio
03/18/2019 to 12/31/2019	13.95727	15.46538	442,353
01/01/2020 to 12/31/2020	15.46538	16.70356	473,305
AST MFS Growth Portfolio
03/18/2019 to 12/31/2019	27.82858	32.46495	109,056
01/01/2020 to 12/31/2020	32.46495	41.63955	96,257
AST MFS Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	18.25930	20.58742	128,499
01/01/2020 to 12/31/2020	20.58742	21.02567	121,663
AST Mid-Cap Growth Portfolio
03/18/2019 to 12/31/2019	23.06702	25.44449	509,716
01/01/2020 to 12/31/2020	25.44449	33.72599	372,834
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	22.09114	22.95158	257,470
01/01/2020 to 12/31/2020	22.95158	22.15861	272,761
AST Preservation Asset Allocation Portfolio
03/18/2019 to 12/31/2019	14.26084	15.20591	4,692,560
01/01/2020 to 12/31/2020	15.20591	16.30486	4,499,734
AST Prudential Core Bond Portfolio
03/18/2019 to 12/31/2019	10.98574	11.64706	296,373
01/01/2020 to 12/31/2020	11.64706	12.14167	250,524

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/18/2019 to 12/31/2019	17.44169	18.71306	12,661,238
01/01/2020 to 12/31/2020	18.71306	19.47222	9,856,985
AST QMA US Equity Alpha Portfolio
03/18/2019 to 12/31/2019	26.96653	29.50389	173,933
01/01/2020 to 12/31/2020	29.50389	27.49792	117,643
AST Quantitative Modeling Portfolio
03/18/2019 to 12/31/2019	15.00542	16.31266	1,959
01/01/2020 to 12/31/2020	16.31266	17.89161	1,974
AST Small-Cap Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	24.72202	27.29708	161,321
01/01/2020 to 12/31/2020	27.29708	36.27461	102,188
AST Small-Cap Growth Portfolio
03/18/2019 to 12/31/2019	26.72339	28.18087	152,670
01/01/2020 to 12/31/2020	28.18087	41.10716	123,472
AST Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	20.23419	21.24564	78,041
01/01/2020 to 12/31/2020	21.24564	21.06460	67,431
AST T. Rowe Price Asset Allocation Portfolio
03/18/2019 to 12/31/2019	17.10326	18.67952	9,989,556
01/01/2020 to 12/31/2020	18.67952	20.66355	8,565,966
AST T. Rowe Price Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	32.29887	35.65861	517,915
01/01/2020 to 12/31/2020	35.65861	49.00585	346,415
AST T. Rowe Price Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	16.86981	18.68276	753,582
01/01/2020 to 12/31/2020	18.68276	18.74900	735,282
AST T. Rowe Price Natural Resources Portfolio
03/18/2019 to 12/31/2019	9.71982	9.93334	451,553
01/01/2020 to 12/31/2020	9.93334	9.54742	435,758
AST WEDGE Capital Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	20.71054	21.57673	83,382
01/01/2020 to 12/31/2020	21.57673	19.97710	84,513
AST Wellington Management Hedged Equity Portfolio
03/18/2019 to 12/31/2019	13.74412	14.96871	1,591,186
01/01/2020 to 12/31/2020	14.96871	15.69399	1,301,360
AST Western Asset Core Plus Bond Portfolio
03/18/2019 to 12/31/2019	12.46896	13.39734	1,786,664
01/01/2020 to 12/31/2020	13.39734	14.23740	1,683,464
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.85%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.80355	10.32201	1,530,262
01/01/2012 to 12/31/2012	10.32201	11.40400	2,662,972
01/01/2013 to 12/31/2013	11.40400	12.30947	2,604,973
01/01/2014 to 12/31/2014	12.30947	12.54311	2,374,448
01/01/2015 to 12/31/2015	12.54311	11.91478	2,032,208
01/01/2016 to 12/31/2016	11.91478	12.43582	1,817,695
01/01/2017 to 12/31/2017	12.43582	13.74250	1,828,506
01/01/2018 to 12/31/2018	13.74250	12.38967	1,350,368
01/01/2019 to 12/31/2019	12.38967	14.11280	1,015,260
01/01/2020 to 12/31/2020	14.11280	14.43606	420,818
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.90934	10.71983	2,440,768
01/01/2012 to 12/31/2012	10.71983	11.95732	4,968,705
01/01/2013 to 12/31/2013	11.95732	13.67933	5,258,776
01/01/2014 to 12/31/2014	13.67933	14.24637	5,063,988
01/01/2015 to 12/31/2015	14.24637	14.09512	4,820,887
01/01/2016 to 12/31/2016	14.09512	14.81814	4,597,419
01/01/2017 to 12/31/2017	14.81814	17.00668	4,336,956
01/01/2018 to 12/31/2018	17.00668	15.70790	3,977,680
01/01/2019 to 12/31/2019	15.70790	18.78747	2,863,510
01/01/2020 to 12/31/2020	18.78747	20.40925	1,409,768
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	10.79555	10.40365	1,471,325
01/01/2012 to 12/31/2012	10.40365	11.26081	2,747,182
01/01/2013 to 12/31/2013	11.26081	12.42729	2,680,808
01/01/2014 to 12/31/2014	12.42729	12.82420	2,593,638
01/01/2015 to 12/31/2015	12.82420	12.56607	2,523,336
01/01/2016 to 12/31/2016	12.56607	12.92793	2,396,953
01/01/2017 to 12/31/2017	12.92793	14.74916	2,316,061
01/01/2018 to 12/31/2018	14.74916	13.33089	2,048,344
01/01/2019 to 12/31/2019	13.33089	15.44565	1,508,718
01/01/2020 to 12/31/2020	15.44565	17.29707	786,325
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.76175	10.43457	3,031,049
01/01/2012 to 12/31/2012	10.43457	11.51897	4,746,908
01/01/2013 to 12/31/2013	11.51897	13.30116	4,935,935
01/01/2014 to 12/31/2014	13.30116	13.90656	4,764,628
01/01/2015 to 12/31/2015	13.90656	13.71430	4,531,358
01/01/2016 to 12/31/2016	13.71430	14.30895	4,351,748
01/01/2017 to 12/31/2017	14.30895	16.13844	4,138,124
01/01/2018 to 12/31/2018	16.13844	15.05683	3,816,801
01/01/2019 to 12/31/2019	15.05683	17.64792	2,367,070
01/01/2020 to 12/31/2020	17.64792	19.35986	993,467

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99847	9.15446	196,259
01/01/2012 to 12/31/2012	9.15446	10.05366	597,369
01/01/2013 to 12/31/2013	10.05366	10.93859	603,058
01/01/2014 to 12/31/2014	10.93859	11.26169	597,553
01/01/2015 to 12/31/2015	11.26169	10.72168	596,415
01/01/2016 to 12/31/2016	10.72168	11.25622	569,266
01/01/2017 to 12/31/2017	11.25622	12.44194	577,661
01/01/2018 to 12/31/2018	12.44194	11.56585	512,790
01/01/2019 to 12/31/2019	11.56585	13.35219	460,998
01/01/2020 to 12/31/2020	13.35219	13.72612	276,955
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	10.09014	10.12632	171,061
01/01/2012 to 12/31/2012	10.12632	10.40533	235,354
01/01/2013 to 12/31/2013	10.40533	9.99083	215,359
01/01/2014 to 12/31/2014	9.99083	9.79656	198,582
01/01/2015 to 12/31/2015	9.79656	9.66179	194,909
01/01/2016 to 12/31/2016	9.66179	9.63914	161,017
01/01/2017 to 12/31/2017	9.63914	9.62286	237,664
01/01/2018 to 12/31/2018	9.62286	9.51398	208,235
01/01/2019 to 12/31/2019	9.51398	9.76949	156,815
01/01/2020 to 12/31/2020	9.76949	9.83434	69,754
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	10.36307	10.49495	1,920,716
01/01/2012 to 12/31/2012	10.49495	11.26084	3,068,847
01/01/2013 to 12/31/2013	11.26084	10.84947	3,238,618
01/01/2014 to 12/31/2014	10.84947	11.09929	3,104,364
01/01/2015 to 12/31/2015	11.09929	10.66430	2,774,330
01/01/2016 to 12/31/2016	10.66430	10.90997	2,661,702
01/01/2017 to 12/31/2017	10.90997	11.17580	2,761,798
01/01/2018 to 12/31/2018	11.17580	10.89561	2,314,489
01/01/2019 to 12/31/2019	10.89561	11.68057	1,660,755
01/01/2020 to 12/31/2020	11.68057	12.30893	743,504
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.84253	10.38402	1,668,758
01/01/2012 to 12/31/2012	10.38402	11.59031	2,574,655
01/01/2013 to 12/31/2013	11.59031	13.95605	2,914,872
01/01/2014 to 12/31/2014	13.95605	14.65605	3,014,254
01/01/2015 to 12/31/2015	14.65605	14.46166	2,982,273
01/01/2016 to 12/31/2016	14.46166	15.16510	2,860,489
01/01/2017 to 12/31/2017	15.16510	17.54819	2,984,878
01/01/2018 to 12/31/2018	17.54819	16.15089	2,785,645
01/01/2019 to 12/31/2019	16.15089	19.37890	1,532,472
01/01/2020 to 12/31/2020	19.37890	21.57288	447,219
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99847	11.64274	28,082
01/01/2014 to 12/31/2014	11.64274	12.98266	36,321
01/01/2015 to 12/31/2015	12.98266	12.28727	40,319
01/01/2016 to 12/31/2016	12.28727	13.85675	161,084
01/01/2017 to 12/31/2017	13.85675	16.10420	173,579
01/01/2018 to 12/31/2018	16.10420	15.05150	137,564
01/01/2019 to 12/31/2019	15.05150	19.35729	87,437
01/01/2020 to 12/31/2020	19.35729	19.89724	17,375

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	11.55536	10.77031	27,323
01/01/2012 to 12/31/2012	10.77031	13.40428	60,371
01/01/2013 to 12/31/2013	13.40428	13.72837	59,184
01/01/2014 to 12/31/2014	13.72837	15.35046	59,054
01/01/2015 to 12/31/2015	15.35046	15.05303	56,197
01/01/2016 to 12/31/2016	15.05303	14.90736	56,368
01/01/2017 to 12/31/2017	14.90736	16.22523	54,886
01/01/2018 to 12/31/2018	16.22523	15.17344	48,504
01/01/2019 to 12/31/2019	15.17344	18.63482	38,367
01/01/2020 to 12/31/2020	18.63482	17.75125	20,659
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	11.79603	12.34114	113,614
01/01/2012 to 12/31/2012	12.34114	13.97161	212,867
01/01/2013 to 12/31/2013	13.97161	14.14285	237,803
01/01/2014 to 12/31/2014	14.14285	18.17255	223,219
01/01/2015 to 12/31/2015	18.17255	18.70039	238,421
01/01/2016 to 12/31/2016	18.70039	19.23907	233,292
01/01/2017 to 12/31/2017	19.23907	20.06337	246,527
01/01/2018 to 12/31/2018	20.06337	18.75390	234,356
01/01/2019 to 12/31/2019	18.75390	24.15309	122,424
01/01/2020 to 12/31/2020	24.15309	23.03368	52,991
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.68593	9.14486	202,300
01/01/2012 to 12/31/2012	9.14486	10.58462	299,829
01/01/2013 to 12/31/2013	10.58462	10.41199	339,729
01/01/2014 to 12/31/2014	10.41199	9.74077	346,449
01/01/2015 to 12/31/2015	9.74077	7.96131	307,736
01/01/2016 to 12/31/2016	7.96131	8.78025	302,489
01/01/2017 to 12/31/2017	8.78025	10.89149	368,521
01/01/2018 to 12/31/2018	10.89149	9.18741	258,589
01/01/2019 to 12/31/2019	9.18741	10.22115	191,760
01/01/2020 to 12/31/2020	10.22115	10.43932	78,193
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	11.02450	10.65807	1,639,606
01/01/2012 to 12/31/2012	10.65807	11.57318	2,858,745
01/01/2013 to 12/31/2013	11.57318	13.03586	2,989,467
01/01/2014 to 12/31/2014	13.03586	13.19784	2,881,487
01/01/2015 to 12/31/2015	13.19784	13.08201	2,776,975
01/01/2016 to 12/31/2016	13.08201	13.38666	2,635,719
01/01/2017 to 12/31/2017	13.38666	15.30403	2,539,633
01/01/2018 to 12/31/2018	15.30403	13.85611	2,306,813
01/01/2019 to 12/31/2019	13.85611	16.31980	1,570,721
01/01/2020 to 12/31/2020	16.31980	17.42095	746,496
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99949	10.06493	37,073

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.71140	10.46023	795,537
01/01/2012 to 12/31/2012	10.46023	11.30645	1,309,639
01/01/2013 to 12/31/2013	11.30645	12.18719	1,280,396
01/01/2014 to 12/31/2014	12.18719	12.44507	1,169,703
01/01/2015 to 12/31/2015	12.44507	12.10369	1,037,110
01/01/2016 to 12/31/2016	12.10369	12.50464	935,596
01/01/2017 to 12/31/2017	12.50464	13.78158	1,012,981
01/01/2018 to 12/31/2018	13.78158	12.57063	773,567
01/01/2019 to 12/31/2019	12.57063	14.31484	594,756
01/01/2020 to 12/31/2020	14.31484	15.30984	229,846
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.50123	11.43580	174,123
01/01/2012 to 12/31/2012	11.43580	12.98500	274,080
01/01/2013 to 12/31/2013	12.98500	17.69151	293,010
01/01/2014 to 12/31/2014	17.69151	18.61406	257,801
01/01/2015 to 12/31/2015	18.61406	17.26588	223,683
01/01/2016 to 12/31/2016	17.26588	21.06748	186,462
01/01/2017 to 12/31/2017	21.06748	23.19910	188,751
01/01/2018 to 12/31/2018	23.19910	19.56537	162,337
01/01/2019 to 12/31/2019	19.56537	23.55042	123,951
01/01/2020 to 12/31/2020	23.55042	23.67802	41,414
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.85245	9.67264	341,637
01/01/2012 to 12/31/2012	9.67264	9.49388	289,981
01/01/2013 to 12/31/2013	9.49388	9.31835	239,503
01/01/2014 to 12/31/2014	9.31835	9.14602	321,251
01/01/2015 to 12/31/2015	9.14602	8.97687	249,571
01/01/2016 to 12/31/2016	8.97687	8.81132	216,658
01/01/2017 to 12/31/2017	8.81132	8.67818	223,599
01/01/2018 to 12/31/2018	8.67818	8.62752	304,229
01/01/2019 to 12/31/2019	8.62752	8.61121	81,499
01/01/2020 to 12/31/2020	8.61121	8.47085	101,115
AST High Yield Portfolio
01/01/2011 to 12/31/2011	10.77285	10.90929	174,815
01/01/2012 to 12/31/2012	10.90929	12.19282	286,715
01/01/2013 to 12/31/2013	12.19282	12.82656	264,013
01/01/2014 to 12/31/2014	12.82656	12.91135	218,518
01/01/2015 to 12/31/2015	12.91135	12.22088	214,866
01/01/2016 to 12/31/2016	12.22088	13.84211	182,872
01/01/2017 to 12/31/2017	13.84211	14.60181	189,107
01/01/2018 to 12/31/2018	14.60181	14.04554	195,843
01/01/2019 to 12/31/2019	14.04554	15.89485	121,973
01/01/2020 to 12/31/2020	15.89485	16.01197	56,443
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.62894	9.99613	66,476
01/01/2012 to 12/31/2012	9.99613	11.46771	185,284
01/01/2013 to 12/31/2013	11.46771	15.74223	379,037
01/01/2014 to 12/31/2014	15.74223	17.57498	348,168
01/01/2015 to 12/31/2015	17.57498	15.89813	242,067
01/01/2016 to 12/31/2016	15.89813	18.70787	214,322
01/01/2017 to 12/31/2017	18.70787	21.88701	213,446
01/01/2018 to 12/31/2018	21.88701	18.43995	269,516
01/01/2019 to 12/31/2019	18.43995	23.44226	165,146
01/01/2020 to 12/31/2020	23.44226	23.07094	51,837

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2011 to 12/31/2011	11.26762	9.63007	167,132
01/01/2012 to 12/31/2012	9.63007	11.37668	183,325
01/01/2013 to 12/31/2013	11.37668	13.29421	284,495
01/01/2014 to 12/31/2014	13.29421	12.32735	299,934
01/01/2015 to 12/31/2015	12.32735	12.48016	172,519
01/01/2016 to 12/31/2016	12.48016	11.78691	198,650
01/01/2017 to 12/31/2017	11.78691	15.66807	174,624
01/01/2018 to 12/31/2018	15.66807	13.32669	162,366
01/01/2019 to 12/31/2019	13.32669	17.28036	113,789
01/01/2020 to 12/31/2020	17.28036	22.27310	50,775
AST International Value Portfolio
01/01/2011 to 12/31/2011	10.80592	9.27520	65,551
01/01/2012 to 12/31/2012	9.27520	10.62158	114,257
01/01/2013 to 12/31/2013	10.62158	12.45452	138,548
01/01/2014 to 12/31/2014	12.45452	11.40464	143,439
01/01/2015 to 12/31/2015	11.40464	11.28509	136,091
01/01/2016 to 12/31/2016	11.28509	11.14105	143,714
01/01/2017 to 12/31/2017	11.14105	13.43025	140,103
01/01/2018 to 12/31/2018	13.43025	11.05352	107,431
01/01/2019 to 12/31/2019	11.05352	13.02128	89,287
01/01/2020 to 12/31/2020	13.02128	12.70290	36,132
AST Investment Grade Bond Portfolio
01/01/2011 to 12/31/2011	10.61020	11.71022	9,672,456
01/01/2012 to 12/31/2012	11.71022	12.57380	3,829,689
01/01/2013 to 12/31/2013	12.57380	11.94846	535,354
01/01/2014 to 12/31/2014	11.94846	12.51669	737,820
01/01/2015 to 12/31/2015	12.51669	12.42925	2,862,842
01/01/2016 to 12/31/2016	12.42925	12.71273	2,950,686
01/01/2017 to 12/31/2017	12.71273	13.01623	1,299,179
01/01/2018 to 12/31/2018	13.01623	12.74002	5,526,481
01/01/2019 to 12/31/2019	12.74002	13.90865	707,953
01/01/2020 to 12/31/2020	13.90865	15.89946	32,220
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.88236	10.62051	645,903
01/01/2012 to 12/31/2012	10.62051	11.83963	1,350,677
01/01/2013 to 12/31/2013	11.83963	13.51272	1,482,128
01/01/2014 to 12/31/2014	13.51272	14.10681	1,481,715
01/01/2015 to 12/31/2015	14.10681	13.70083	1,402,456
01/01/2016 to 12/31/2016	13.70083	14.14944	1,392,758
01/01/2017 to 12/31/2017	14.14944	16.24330	1,421,823
01/01/2018 to 12/31/2018	16.24330	14.76600	1,255,294
01/01/2019 to 12/31/2019	14.76600	17.30875	951,570
01/01/2020 to 12/31/2020	17.30875	19.22428	429,137
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.56777	9.42340	163,189
01/01/2012 to 12/31/2012	9.42340	11.27524	235,346
01/01/2013 to 12/31/2013	11.27524	12.76658	256,142
01/01/2014 to 12/31/2014	12.76658	11.73274	270,962
01/01/2015 to 12/31/2015	11.73274	11.19385	245,991
01/01/2016 to 12/31/2016	11.19385	11.19940	249,390
01/01/2017 to 12/31/2017	11.19940	14.25002	272,673
01/01/2018 to 12/31/2018	14.25002	11.54181	256,749
01/01/2019 to 12/31/2019	11.54181	14.41222	152,697
01/01/2020 to 12/31/2020	14.41222	15.99585	41,558

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.59781	10.42630	1,163,894
01/01/2012 to 12/31/2012	10.42630	11.33010	1,790,497
01/01/2013 to 12/31/2013	11.33010	12.34735	1,743,745
01/01/2014 to 12/31/2014	12.34735	12.77932	1,634,640
01/01/2015 to 12/31/2015	12.77932	12.52009	1,486,087
01/01/2016 to 12/31/2016	12.52009	12.76064	1,375,280
01/01/2017 to 12/31/2017	12.76064	14.04606	1,350,137
01/01/2018 to 12/31/2018	14.04606	13.07816	1,158,927
01/01/2019 to 12/31/2019	13.07816	14.71151	868,745
01/01/2020 to 12/31/2020	14.71151	16.07862	384,111
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.78687	10.65776	89,588
01/01/2012 to 12/31/2012	10.65776	12.04897	166,435
01/01/2013 to 12/31/2013	12.04897	16.14198	185,781
01/01/2014 to 12/31/2014	16.14198	17.34907	178,540
01/01/2015 to 12/31/2015	17.34907	18.83894	176,808
01/01/2016 to 12/31/2016	18.83894	18.22037	174,199
01/01/2017 to 12/31/2017	18.22037	24.29214	186,295
01/01/2018 to 12/31/2018	24.29214	23.45612	157,197
01/01/2019 to 12/31/2019	23.45612	30.52814	125,666
01/01/2020 to 12/31/2020	30.52814	46.15574	58,535
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99847	11.66071	0
01/01/2014 to 12/31/2014	11.66071	13.18947	0
01/01/2015 to 12/31/2015	13.18947	13.14523	0
01/01/2016 to 12/31/2016	13.14523	14.30319	0
01/01/2017 to 12/31/2017	14.30319	17.04539	0
01/01/2018 to 12/31/2018	17.04539	15.53191	0
01/01/2019 to 12/31/2019	15.53191	19.08447	0
01/01/2020 to 12/31/2020	19.08447	20.81939	374
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.31652	11.00602	269,757
01/01/2012 to 12/31/2012	11.00602	12.12714	372,236
01/01/2013 to 12/31/2013	12.12714	16.26077	248,741
01/01/2014 to 12/31/2014	16.26077	17.65014	451,454
01/01/2015 to 12/31/2015	17.65014	19.06840	365,033
01/01/2016 to 12/31/2016	19.06840	19.76007	361,484
01/01/2017 to 12/31/2017	19.76007	25.79401	330,037
01/01/2018 to 12/31/2018	25.79401	24.63378	264,162
01/01/2019 to 12/31/2019	24.63378	31.82572	177,743
01/01/2020 to 12/31/2020	31.82572	41.10558	54,506
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.90539	10.36861	70,823
01/01/2012 to 12/31/2012	10.36861	12.52513	107,953
01/01/2013 to 12/31/2013	12.52513	15.69069	142,591
01/01/2014 to 12/31/2014	15.69069	15.95956	163,519
01/01/2015 to 12/31/2015	15.95956	15.43481	258,032
01/01/2016 to 12/31/2016	15.43481	16.22737	252,751
01/01/2017 to 12/31/2017	16.22737	19.72517	283,127
01/01/2018 to 12/31/2018	19.72517	17.50890	253,941
01/01/2019 to 12/31/2019	17.50890	22.33321	160,522
01/01/2020 to 12/31/2020	22.33321	25.02820	38,791

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99847	10.30949	380,801
01/01/2013 to 12/31/2013	10.30949	12.03277	376,540
01/01/2014 to 12/31/2014	12.03277	12.41705	368,998
01/01/2015 to 12/31/2015	12.41705	12.03601	339,738
01/01/2016 to 12/31/2016	12.03601	12.32430	340,640
01/01/2017 to 12/31/2017	12.32430	14.09197	295,865
01/01/2018 to 12/31/2018	14.09197	12.68548	270,384
01/01/2019 to 12/31/2019	12.68548	15.28502	191,763
01/01/2020 to 12/31/2020	15.28502	16.48353	85,924
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.88101	10.61657	68,792
01/01/2012 to 12/31/2012	10.61657	12.20012	208,731
01/01/2013 to 12/31/2013	12.20012	16.36996	220,860
01/01/2014 to 12/31/2014	16.36996	17.46658	205,905
01/01/2015 to 12/31/2015	17.46658	18.38272	114,768
01/01/2016 to 12/31/2016	18.38272	18.38816	121,814
01/01/2017 to 12/31/2017	18.38816	23.59140	138,872
01/01/2018 to 12/31/2018	23.59140	23.65031	106,622
01/01/2019 to 12/31/2019	23.65031	31.98256	82,398
01/01/2020 to 12/31/2020	31.98256	40.95815	45,358
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99847	10.18909	411
01/01/2013 to 12/31/2013	10.18909	13.45134	26,424
01/01/2014 to 12/31/2014	13.45134	14.55151	31,087
01/01/2015 to 12/31/2015	14.55151	14.17897	223,939
01/01/2016 to 12/31/2016	14.17897	15.78852	183,449
01/01/2017 to 12/31/2017	15.78852	18.18441	155,235
01/01/2018 to 12/31/2018	18.18441	16.03465	65,960
01/01/2019 to 12/31/2019	16.03465	20.35658	62,395
01/01/2020 to 12/31/2020	20.35658	20.75815	18,089
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.42605	10.88116	161,552
01/01/2012 to 12/31/2012	10.88116	12.77433	291,504
01/01/2013 to 12/31/2013	12.77433	16.57435	386,707
01/01/2014 to 12/31/2014	16.57435	18.14290	348,792
01/01/2015 to 12/31/2015	18.14290	16.79478	534,255
01/01/2016 to 12/31/2016	16.79478	16.75599	503,332
01/01/2017 to 12/31/2017	16.75599	20.90247	455,614
01/01/2018 to 12/31/2018	20.90247	19.62154	404,609
01/01/2019 to 12/31/2019	19.62154	25.06606	260,721
01/01/2020 to 12/31/2020	25.06606	33.17363	73,272
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.24476	10.76281	108,644
01/01/2012 to 12/31/2012	10.76281	12.37274	150,429
01/01/2013 to 12/31/2013	12.37274	17.24527	177,790
01/01/2014 to 12/31/2014	17.24527	19.33833	168,457
01/01/2015 to 12/31/2015	19.33833	17.91068	151,482
01/01/2016 to 12/31/2016	17.91068	20.78490	147,377
01/01/2017 to 12/31/2017	20.78490	23.21452	153,563
01/01/2018 to 12/31/2018	23.21452	19.03636	134,578
01/01/2019 to 12/31/2019	19.03636	22.61073	97,057
01/01/2020 to 12/31/2020	22.61073	21.79626	32,649

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.60667	10.51438	3,769,647
01/01/2012 to 12/31/2012	10.51438	11.39020	6,031,877
01/01/2013 to 12/31/2013	11.39020	12.20935	5,765,162
01/01/2014 to 12/31/2014	12.20935	12.67552	5,459,930
01/01/2015 to 12/31/2015	12.67552	12.45885	5,135,378
01/01/2016 to 12/31/2016	12.45885	12.90447	4,878,918
01/01/2017 to 12/31/2017	12.90447	13.94966	4,622,568
01/01/2018 to 12/31/2018	13.94966	13.30142	4,068,351
01/01/2019 to 12/31/2019	13.30142	14.97976	3,058,307
01/01/2020 to 12/31/2020	14.97976	16.03784	1,412,582
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01839	10.06713	4,465
01/01/2012 to 12/31/2012	10.06713	10.58327	76,847
01/01/2013 to 12/31/2013	10.58327	10.14726	123,999
01/01/2014 to 12/31/2014	10.14726	10.56308	123,457
01/01/2015 to 12/31/2015	10.56308	10.33987	130,050
01/01/2016 to 12/31/2016	10.33987	10.57616	160,093
01/01/2017 to 12/31/2017	10.57616	10.96966	182,036
01/01/2018 to 12/31/2018	10.96966	10.67812	235,041
01/01/2019 to 12/31/2019	10.67812	11.50292	184,447
01/01/2020 to 12/31/2020	11.50292	11.97318	108,051
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	11.51915	10.60363	1,372,722
01/01/2012 to 12/31/2012	10.60363	11.75190	2,620,469
01/01/2013 to 12/31/2013	11.75190	13.49829	2,759,579
01/01/2014 to 12/31/2014	13.49829	14.46718	2,718,046
01/01/2015 to 12/31/2015	14.46718	14.11251	5,093,442
01/01/2016 to 12/31/2016	14.11251	15.25031	4,871,971
01/01/2017 to 12/31/2017	15.25031	17.37842	7,735,263
01/01/2018 to 12/31/2018	17.37842	15.75975	6,756,422
01/01/2019 to 12/31/2019	15.75975	18.43479	4,588,479
01/01/2020 to 12/31/2020	18.43479	19.15345	1,888,558
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	10.90109	11.06966	30,362
01/01/2012 to 12/31/2012	11.06966	12.90767	67,435
01/01/2013 to 12/31/2013	12.90767	16.77713	72,038
01/01/2014 to 12/31/2014	16.77713	19.30124	91,505
01/01/2015 to 12/31/2015	19.30124	19.52752	80,628
01/01/2016 to 12/31/2016	19.52752	22.01258	82,474
01/01/2017 to 12/31/2017	22.01258	26.41409	91,748
01/01/2018 to 12/31/2018	26.41409	23.79269	67,978
01/01/2019 to 12/31/2019	23.79269	29.06582	62,490
01/01/2020 to 12/31/2020	29.06582	27.04829	17,949
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99847	8.88788	0
01/01/2012 to 12/31/2012	8.88788	9.87102	0
01/01/2013 to 12/31/2013	9.87102	11.85852	0
01/01/2014 to 12/31/2014	11.85852	12.39583	0
01/01/2015 to 12/31/2015	12.39583	12.18483	806
01/01/2016 to 12/31/2016	12.18483	12.71606	3,283
01/01/2017 to 12/31/2017	12.71606	14.75180	2,673
01/01/2018 to 12/31/2018	14.75180	13.53232	14,761
01/01/2019 to 12/31/2019	13.53232	16.09836	14,382
01/01/2020 to 12/31/2020	16.09836	17.62960	196

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.16884	10.37797	159,082
01/01/2012 to 12/31/2012	10.37797	12.23038	205,276
01/01/2013 to 12/31/2013	12.23038	16.90321	200,677
01/01/2014 to 12/31/2014	16.90321	17.41026	189,375
01/01/2015 to 12/31/2015	17.41026	17.31626	115,574
01/01/2016 to 12/31/2016	17.31626	18.30513	112,896
01/01/2017 to 12/31/2017	18.30513	22.94264	118,550
01/01/2018 to 12/31/2018	22.94264	20.07426	103,752
01/01/2019 to 12/31/2019	20.07426	26.89109	76,766
01/01/2020 to 12/31/2020	26.89109	35.68084	32,374
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.62928	12.27464	74,073
01/01/2012 to 12/31/2012	12.27464	13.51412	192,669
01/01/2013 to 12/31/2013	13.51412	17.92962	215,156
01/01/2014 to 12/31/2014	17.92962	18.27003	224,137
01/01/2015 to 12/31/2015	18.27003	18.07288	255,951
01/01/2016 to 12/31/2016	18.07288	19.88149	235,963
01/01/2017 to 12/31/2017	19.88149	24.18181	184,976
01/01/2018 to 12/31/2018	24.18181	21.73744	169,828
01/01/2019 to 12/31/2019	21.73744	27.76167	118,376
01/01/2020 to 12/31/2020	27.76167	40.43391	35,492
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.47783	10.59244	157,420
01/01/2012 to 12/31/2012	10.59244	12.28421	213,310
01/01/2013 to 12/31/2013	12.28421	16.56648	226,015
01/01/2014 to 12/31/2014	16.56648	17.11661	219,352
01/01/2015 to 12/31/2015	17.11661	16.07574	203,275
01/01/2016 to 12/31/2016	16.07574	20.38697	190,267
01/01/2017 to 12/31/2017	20.38697	21.48101	212,713
01/01/2018 to 12/31/2018	21.48101	17.48163	175,201
01/01/2019 to 12/31/2019	17.48163	20.92950	114,744
01/01/2020 to 12/31/2020	20.92950	20.71957	22,700
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.70296	10.71365	3,646,889
01/01/2012 to 12/31/2012	10.71365	11.93438	6,857,880
01/01/2013 to 12/31/2013	11.93438	13.68539	7,129,745
01/01/2014 to 12/31/2014	13.68539	14.22202	6,873,863
01/01/2015 to 12/31/2015	14.22202	13.96471	8,666,795
01/01/2016 to 12/31/2016	13.96471	14.74100	8,253,515
01/01/2017 to 12/31/2017	14.74100	16.69822	7,833,360
01/01/2018 to 12/31/2018	16.69822	15.51467	7,154,010
01/01/2019 to 12/31/2019	15.51467	18.40184	4,915,828
01/01/2020 to 12/31/2020	18.40184	20.32538	2,362,225
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.14744	10.75602	191,768
01/01/2012 to 12/31/2012	10.75602	12.41292	406,941
01/01/2013 to 12/31/2013	12.41292	17.54731	571,249
01/01/2014 to 12/31/2014	17.54731	18.66002	545,977
01/01/2015 to 12/31/2015	18.66002	20.06996	612,911
01/01/2016 to 12/31/2016	20.06996	20.23103	545,576
01/01/2017 to 12/31/2017	20.23103	27.38118	526,200
01/01/2018 to 12/31/2018	27.38118	27.91095	442,887
01/01/2019 to 12/31/2019	27.91095	35.12820	279,426
01/01/2020 to 12/31/2020	35.12820	48.20323	97,902

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.67822	10.42937	180,606
01/01/2012 to 12/31/2012	10.42937	11.60796	269,405
01/01/2013 to 12/31/2013	11.60796	15.33863	136,052
01/01/2014 to 12/31/2014	15.33863	15.28936	126,721
01/01/2015 to 12/31/2015	15.28936	14.09649	117,892
01/01/2016 to 12/31/2016	14.09649	14.68427	111,461
01/01/2017 to 12/31/2017	14.68427	16.79914	117,447
01/01/2018 to 12/31/2018	16.79914	14.88570	106,021
01/01/2019 to 12/31/2019	14.88570	18.40471	384,554
01/01/2020 to 12/31/2020	18.40471	18.44176	176,409
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.48747	9.59315	368,045
01/01/2012 to 12/31/2012	9.59315	9.75585	561,621
01/01/2013 to 12/31/2013	9.75585	11.04815	564,102
01/01/2014 to 12/31/2014	11.04815	9.93711	566,179
01/01/2015 to 12/31/2015	9.93711	7.87548	529,878
01/01/2016 to 12/31/2016	7.87548	9.63296	507,734
01/01/2017 to 12/31/2017	9.63296	10.42969	551,987
01/01/2018 to 12/31/2018	10.42969	8.53108	423,337
01/01/2019 to 12/31/2019	8.53108	9.78556	368,343
01/01/2020 to 12/31/2020	9.78556	9.39117	156,940
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.51238	10.90968	136,510
01/01/2012 to 12/31/2012	10.90968	12.67896	204,795
01/01/2013 to 12/31/2013	12.67896	16.47850	215,116
01/01/2014 to 12/31/2014	16.47850	18.59471	194,278
01/01/2015 to 12/31/2015	18.59471	17.04460	91,055
01/01/2016 to 12/31/2016	17.04460	19.07149	90,687
01/01/2017 to 12/31/2017	19.07149	22.18834	71,538
01/01/2018 to 12/31/2018	22.18834	18.17685	64,068
01/01/2019 to 12/31/2019	18.17685	21.25611	52,556
01/01/2020 to 12/31/2020	21.25611	19.65019	24,392
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	9.99847	8.82530	145,090
01/01/2012 to 12/31/2012	8.82530	9.61524	458,197
01/01/2013 to 12/31/2013	9.61524	11.37243	561,294
01/01/2014 to 12/31/2014	11.37243	11.77647	634,461
01/01/2015 to 12/31/2015	11.77647	11.48547	604,892
01/01/2016 to 12/31/2016	11.48547	12.00902	600,889
01/01/2017 to 12/31/2017	12.00902	13.38979	635,116
01/01/2018 to 12/31/2018	13.38979	12.48403	580,957
01/01/2019 to 12/31/2019	12.48403	14.77169	459,898
01/01/2020 to 12/31/2020	14.77169	15.46383	275,204
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.41023	10.83354	500,601
01/01/2012 to 12/31/2012	10.83354	11.46793	767,956
01/01/2013 to 12/31/2013	11.46793	11.08767	962,457
01/01/2014 to 12/31/2014	11.08767	11.66584	946,646
01/01/2015 to 12/31/2015	11.66584	11.59164	910,580
01/01/2016 to 12/31/2016	11.59164	11.96356	907,206
01/01/2017 to 12/31/2017	11.96356	12.48350	1,028,309
01/01/2018 to 12/31/2018	12.48350	11.97393	1,323,206
01/01/2019 to 12/31/2019	11.97393	13.19801	933,804
01/01/2020 to 12/31/2020	13.19801	14.00422	384,981

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	9.99847	10.37776	0
01/01/2013 to 12/31/2013	10.37776	9.35714	0
01/01/2014 to 12/31/2014	9.35714	9.30831	0
01/01/2015 to 12/31/2015	9.30831	8.85429	0
01/01/2016 to 12/31/2016	8.85429	9.61268	0
01/01/2017 to 12/31/2017	9.61268	10.31286	0
01/01/2018 to 12/31/2018	10.31286	9.44625	72
01/01/2019 to 12/31/2019	9.44625	10.64834	72
01/01/2020 to 12/31/2020	10.64834	11.22955	0
PSF Small Capitalization Stock Portfolio
04/30/2018* to 12/31/2018	9.90723	8.79537	10,888
01/01/2019 to 12/31/2019	8.79537	10.56806	13,966
01/01/2020 to 12/31/2020	10.56806	11.51287	15,410
PSF Stock Index Portfolio
04/30/2018* to 12/31/2018	9.91793	9.38347	1,444
01/01/2019 to 12/31/2019	9.38347	12.07184	6,463
01/01/2020 to 12/31/2020	12.07184	13.99039	9,920
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II - Cliff M&E (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/18/2019 to 12/31/2019	13.30141	14.04247	464,848
01/01/2020 to 12/31/2020	14.04247	14.35676	437,410
AST Advanced Strategies Portfolio
03/18/2019 to 12/31/2019	17.11008	18.69395	1,564,026
01/01/2020 to 12/31/2020	18.69395	20.29742	1,402,355
AST AllianzGI World Trends Portfolio
03/18/2019 to 12/31/2019	14.23496	15.36938	1,375,743
01/01/2020 to 12/31/2020	15.36938	17.20308	1,239,044
AST Balanced Asset Allocation Portfolio
03/18/2019 to 12/31/2019	16.27848	17.56017	1,583,047
01/01/2020 to 12/31/2020	17.56017	19.25373	1,510,744
AST BlackRock Global Strategies Portfolio
03/18/2019 to 12/31/2019	12.47661	13.29333	668,334
01/01/2020 to 12/31/2020	13.29333	13.65865	588,683
AST BlackRock Low Duration Bond Portfolio
03/18/2019 to 12/31/2019	9.56304	9.71997	58,062
01/01/2020 to 12/31/2020	9.71997	9.77963	47,831
AST BlackRock/Loomis Sayles Bond Portfolio
03/18/2019 to 12/31/2019	11.05019	11.62229	73,124
01/01/2020 to 12/31/2020	11.62229	12.24117	72,309
AST Bond Portfolio 2021
03/18/2019 to 12/31/2019	12.62987	12.93078	154,231
01/01/2020 to 12/31/2020	12.93078	13.08467	583,231
AST Bond Portfolio 2022
03/18/2019 to 12/31/2019	11.76155	12.12452	78,393
01/01/2020 to 12/31/2020	12.12452	12.48974	105,842
AST Bond Portfolio 2023
03/18/2019 to 12/31/2019	10.02270	10.38676	3,634
01/01/2020 to 12/31/2020	10.38676	10.87944	2,899
AST Bond Portfolio 2024
03/18/2019 to 12/31/2019	9.73791	10.20371	96,264
01/01/2020 to 12/31/2020	10.20371	10.87626	22,282
AST Bond Portfolio 2025
03/18/2019 to 12/31/2019	11.17544	11.78307	33,065
01/01/2020 to 12/31/2020	11.78307	12.87092	3,902
AST Bond Portfolio 2026
03/18/2019 to 12/31/2019	9.83273	10.46638	594,538
01/01/2020 to 12/31/2020	10.46638	11.36387	86,997
AST Bond Portfolio 2027
03/18/2019 to 12/31/2019	9.77882	10.45627	217,881
01/01/2020 to 12/31/2020	10.45627	11.47519	124,519
AST Bond Portfolio 2028
03/18/2019 to 12/31/2019	9.78561	10.54486	98,842
01/01/2020 to 12/31/2020	10.54486	11.86333	0
AST Bond Portfolio 2029
03/18/2019 to 12/31/2019	9.81823	10.63309	299,599
01/01/2020 to 12/31/2020	10.63309	12.13049	0
AST Bond Portfolio 2030
03/18/2019 to 12/31/2019	10.29832	11.22275	79,860
01/01/2020 to 12/31/2020	11.22275	12.60735	356,649

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99895	11.10501	552,657
AST Capital Growth Asset Allocation Portfolio
03/18/2019 to 12/31/2019	17.73223	19.28247	1,962,744
01/01/2020 to 12/31/2020	19.28247	21.45461	1,756,602
AST ClearBridge Dividend Growth Portfolio
03/18/2019 to 12/31/2019	16.89584	19.29017	33,990
01/01/2020 to 12/31/2020	19.29017	19.81813	35,888
AST Cohen & Steers Global Realty Portfolio
03/18/2019 to 12/31/2019	17.02306	18.54223	3,802
01/01/2020 to 12/31/2020	18.54223	17.65400	1,498
AST Cohen & Steers Realty Portfolio
03/18/2019 to 12/31/2019	21.27776	24.03292	14,863
01/01/2020 to 12/31/2020	24.03292	22.90735	10,936
AST Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	9.90616	10.17036	14,895
01/01/2020 to 12/31/2020	10.17036	10.38230	16,487
AST Fidelity Institutional AM® Quantitative Portfolio
03/18/2019 to 12/31/2019	14.93204	16.23881	898,806
01/01/2020 to 12/31/2020	16.23881	17.32582	846,425
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99948	10.06418	21,928
AST Goldman Sachs Multi-Asset Portfolio
03/18/2019 to 12/31/2019	13.35334	14.24339	899,504
01/01/2020 to 12/31/2020	14.24339	15.22569	826,013
AST Goldman Sachs Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	22.10836	23.43332	17,824
01/01/2020 to 12/31/2020	23.43332	23.54821	23,164
AST Government Money Market Portfolio
03/18/2019 to 12/31/2019	8.58810	8.56794	3,827
01/01/2020 to 12/31/2020	8.56794	8.42399	9,831
AST High Yield Portfolio
03/18/2019 to 12/31/2019	14.88570	15.81572	29,633
01/01/2020 to 12/31/2020	15.81572	15.92429	28,019
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	21.47621	23.32541	28,457
01/01/2020 to 12/31/2020	23.32541	22.94414	23,979
AST International Growth Portfolio
03/18/2019 to 12/31/2019	15.15268	17.19477	5,100
01/01/2020 to 12/31/2020	17.19477	22.15148	12,360
AST International Value Portfolio
03/18/2019 to 12/31/2019	12.10015	12.95687	6,550
01/01/2020 to 12/31/2020	12.95687	12.63369	5,224
AST Investment Grade Bond Portfolio
03/18/2019 to 12/31/2019	10.43520	11.12060	126,657
01/01/2020 to 12/31/2020	11.12060	12.70581	65,472
AST J.P. Morgan Global Thematic Portfolio
03/18/2019 to 12/31/2019	15.93168	17.22240	492,950
01/01/2020 to 12/31/2020	17.22240	19.11864	443,665
AST J.P. Morgan International Equity Portfolio
03/18/2019 to 12/31/2019	12.82622	14.34080	21,385
01/01/2020 to 12/31/2020	14.34080	15.90848	20,824
AST J.P. Morgan Strategic Opportunities Portfolio
03/18/2019 to 12/31/2019	13.77507	14.63843	368,368
01/01/2020 to 12/31/2020	14.63843	15.99059	329,379

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	27.09401	30.37627	6,063
01/01/2020 to 12/31/2020	30.37627	45.90261	5,385
AST Loomis Sayles Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	28.07367	31.66749	10,527
01/01/2020 to 12/31/2020	31.66749	40.88043	6,963
AST MFS Global Equity Portfolio
03/18/2019 to 12/31/2019	19.88595	22.22222	17,366
01/01/2020 to 12/31/2020	22.22222	24.89123	8,448
AST MFS Growth Allocation Portfolio
03/18/2019 to 12/31/2019	13.76270	15.22538	407,174
01/01/2020 to 12/31/2020	15.22538	16.41092	385,012
AST MFS Growth Portfolio
03/18/2019 to 12/31/2019	27.32256	31.82341	7,300
01/01/2020 to 12/31/2020	31.82341	40.73364	6,639
AST MFS Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	18.01616	20.28059	6,437
01/01/2020 to 12/31/2020	20.28059	20.67010	14,213
AST Mid-Cap Growth Portfolio
03/18/2019 to 12/31/2019	22.64715	24.94126	32,213
01/01/2020 to 12/31/2020	24.94126	32.99176	25,361
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	21.68967	22.49821	9,537
01/01/2020 to 12/31/2020	22.49821	21.67682	7,303
AST Preservation Asset Allocation Portfolio
03/18/2019 to 12/31/2019	14.00159	14.90552	1,161,213
01/01/2020 to 12/31/2020	14.90552	15.95021	1,098,579
AST Prudential Core Bond Portfolio
03/18/2019 to 12/31/2019	10.82212	11.45521	31,109
01/01/2020 to 12/31/2020	11.45521	11.91734	4,533
AST Prudential Growth Allocation Portfolio
03/18/2019 to 12/31/2019	17.12447	18.34307	2,480,964
01/01/2020 to 12/31/2020	18.34307	19.04851	2,147,896
AST QMA US Equity Alpha Portfolio
03/18/2019 to 12/31/2019	26.47654	28.92119	6,844
01/01/2020 to 12/31/2020	28.92119	26.89988	4,048
AST Quantitative Modeling Portfolio
03/18/2019 to 12/31/2019	14.76651	16.02711	5,778
01/01/2020 to 12/31/2020	16.02711	17.54260	1,774
AST Small-Cap Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	24.27197	26.75703	6,096
01/01/2020 to 12/31/2020	26.75703	35.48488	4,453
AST Small-Cap Growth Portfolio
03/18/2019 to 12/31/2019	26.23724	27.62375	12,084
01/01/2020 to 12/31/2020	27.62375	40.21255	8,042
AST Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	19.86645	20.82601	7,389
01/01/2020 to 12/31/2020	20.82601	20.60660	1,203
AST T. Rowe Price Asset Allocation Portfolio
03/18/2019 to 12/31/2019	16.79254	18.31077	3,184,589
01/01/2020 to 12/31/2020	18.31077	20.21437	2,778,888
AST T. Rowe Price Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	31.71108	34.95341	27,933
01/01/2020 to 12/31/2020	34.95341	47.93904	18,410

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	16.56277	18.31332	27,928
01/01/2020 to 12/31/2020	18.31332	18.34095	30,804
AST T. Rowe Price Natural Resources Portfolio
03/18/2019 to 12/31/2019	9.54289	9.73676	13,661
01/01/2020 to 12/31/2020	9.73676	9.33955	11,737
AST WEDGE Capital Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	20.33415	21.15050	6,517
01/01/2020 to 12/31/2020	21.15050	19.54254	7,436
AST Wellington Management Hedged Equity Portfolio
03/18/2019 to 12/31/2019	13.52510	14.70649	962,993
01/01/2020 to 12/31/2020	14.70649	15.38780	885,616
AST Western Asset Core Plus Bond Portfolio
03/18/2019 to 12/31/2019	12.24217	13.13249	88,480
01/01/2020 to 12/31/2020	13.13249	13.92758	77,628
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV (2.25%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.76805	10.24627	569,139
01/01/2012 to 12/31/2012	10.24627	11.27388	806,989
01/01/2013 to 12/31/2013	11.27388	12.11939	802,985
01/01/2014 to 12/31/2014	12.11939	12.29910	647,650
01/01/2015 to 12/31/2015	12.29910	11.63528	512,860
01/01/2016 to 12/31/2016	11.63528	12.09474	448,962
01/01/2017 to 12/31/2017	12.09474	13.31127	434,979
01/01/2018 to 12/31/2018	13.31127	11.95159	315,923
01/01/2019 to 12/31/2019	11.95159	13.55823	275,492
01/01/2020 to 12/31/2020	13.55823	13.81222	103,622
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.87354	10.64117	553,672
01/01/2012 to 12/31/2012	10.64117	11.82107	1,004,310
01/01/2013 to 12/31/2013	11.82107	13.46830	1,054,604
01/01/2014 to 12/31/2014	13.46830	13.96943	1,014,351
01/01/2015 to 12/31/2015	13.96943	13.76480	844,053
01/01/2016 to 12/31/2016	13.76480	14.41208	776,262
01/01/2017 to 12/31/2017	14.41208	16.47350	768,388
01/01/2018 to 12/31/2018	16.47350	15.15297	642,811
01/01/2019 to 12/31/2019	15.15297	18.05000	487,328
01/01/2020 to 12/31/2020	18.05000	19.52830	180,867
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	10.76013	10.32731	451,420
01/01/2012 to 12/31/2012	10.32731	11.13249	780,214
01/01/2013 to 12/31/2013	11.13249	12.23567	625,947
01/01/2014 to 12/31/2014	12.23567	12.57508	616,177
01/01/2015 to 12/31/2015	12.57508	12.27174	565,336
01/01/2016 to 12/31/2016	12.27174	12.57388	517,230
01/01/2017 to 12/31/2017	12.57388	14.28702	490,454
01/01/2018 to 12/31/2018	14.28702	12.86028	376,741
01/01/2019 to 12/31/2019	12.86028	14.83973	294,327
01/01/2020 to 12/31/2020	14.83973	16.55099	93,821
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.72654	10.35809	1,067,308
01/01/2012 to 12/31/2012	10.35809	11.38784	1,565,142
01/01/2013 to 12/31/2013	11.38784	13.09623	1,621,607
01/01/2014 to 12/31/2014	13.09623	13.63647	1,579,618
01/01/2015 to 12/31/2015	13.63647	13.39310	1,504,311
01/01/2016 to 12/31/2016	13.39310	13.91700	1,419,778
01/01/2017 to 12/31/2017	13.91700	15.63262	1,350,587
01/01/2018 to 12/31/2018	15.63262	14.52502	1,191,396
01/01/2019 to 12/31/2019	14.52502	16.95512	803,266
01/01/2020 to 12/31/2020	16.95512	18.52402	262,921

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99813	9.12934	109,338
01/01/2012 to 12/31/2012	9.12934	9.98507	332,209
01/01/2013 to 12/31/2013	9.98507	10.81976	308,527
01/01/2014 to 12/31/2014	10.81976	11.09403	287,171
01/01/2015 to 12/31/2015	11.09403	10.51899	273,968
01/01/2016 to 12/31/2016	10.51899	10.99861	226,140
01/01/2017 to 12/31/2017	10.99861	12.10776	224,381
01/01/2018 to 12/31/2018	12.10776	11.20908	171,465
01/01/2019 to 12/31/2019	11.20908	12.88758	167,400
01/01/2020 to 12/31/2020	12.88758	13.19451	77,300
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	10.05702	10.05211	39,230
01/01/2012 to 12/31/2012	10.05211	10.28689	78,036
01/01/2013 to 12/31/2013	10.28689	9.83673	83,774
01/01/2014 to 12/31/2014	9.83673	9.60622	86,982
01/01/2015 to 12/31/2015	9.60622	9.43559	80,326
01/01/2016 to 12/31/2016	9.43559	9.37447	70,873
01/01/2017 to 12/31/2017	9.37447	9.32036	72,767
01/01/2018 to 12/31/2018	9.32036	9.17754	55,084
01/01/2019 to 12/31/2019	9.17754	9.38569	42,443
01/01/2020 to 12/31/2020	9.38569	9.40978	21,056
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	10.32899	10.41787	569,705
01/01/2012 to 12/31/2012	10.41787	11.13235	1,024,129
01/01/2013 to 12/31/2013	11.13235	10.68201	1,278,914
01/01/2014 to 12/31/2014	10.68201	10.88347	1,158,148
01/01/2015 to 12/31/2015	10.88347	10.41425	1,032,478
01/01/2016 to 12/31/2016	10.41425	10.61089	933,851
01/01/2017 to 12/31/2017	10.61089	10.82519	993,905
01/01/2018 to 12/31/2018	10.82519	10.51040	826,581
01/01/2019 to 12/31/2019	10.51040	11.22178	528,384
01/01/2020 to 12/31/2020	11.22178	11.77719	204,816
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.80703	10.30795	279,185
01/01/2012 to 12/31/2012	10.30795	11.45833	434,151
01/01/2013 to 12/31/2013	11.45833	13.74096	506,491
01/01/2014 to 12/31/2014	13.74096	14.37133	498,602
01/01/2015 to 12/31/2015	14.37133	14.12289	506,696
01/01/2016 to 12/31/2016	14.12289	14.74972	572,807
01/01/2017 to 12/31/2017	14.74972	16.99829	538,470
01/01/2018 to 12/31/2018	16.99829	15.58075	464,093
01/01/2019 to 12/31/2019	15.58075	18.61860	294,023
01/01/2020 to 12/31/2020	18.61860	20.64203	131,266
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99813	11.60224	0
01/01/2014 to 12/31/2014	11.60224	12.88470	1,467
01/01/2015 to 12/31/2015	12.88470	12.14491	5,444
01/01/2016 to 12/31/2016	12.14491	13.64051	26,258
01/01/2017 to 12/31/2017	13.64051	15.78842	28,918
01/01/2018 to 12/31/2018	15.78842	14.69587	19,197
01/01/2019 to 12/31/2019	14.69587	18.82301	12,384
01/01/2020 to 12/31/2020	18.82301	19.26917	3,981

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	11.51747	10.69136	17,786
01/01/2012 to 12/31/2012	10.69136	13.25162	36,915
01/01/2013 to 12/31/2013	13.25162	13.51659	37,775
01/01/2014 to 12/31/2014	13.51659	15.05211	29,298
01/01/2015 to 12/31/2015	15.05211	14.70024	27,431
01/01/2016 to 12/31/2016	14.70024	14.49894	24,529
01/01/2017 to 12/31/2017	14.49894	15.71661	25,181
01/01/2018 to 12/31/2018	15.71661	14.63757	19,648
01/01/2019 to 12/31/2019	14.63757	17.90347	18,303
01/01/2020 to 12/31/2020	17.90347	16.98500	6,946
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	11.75731	12.25065	40,377
01/01/2012 to 12/31/2012	12.25065	13.81247	109,176
01/01/2013 to 12/31/2013	13.81247	13.92468	98,098
01/01/2014 to 12/31/2014	13.92468	17.81930	102,459
01/01/2015 to 12/31/2015	17.81930	18.26214	103,971
01/01/2016 to 12/31/2016	18.26214	18.71186	84,316
01/01/2017 to 12/31/2017	18.71186	19.43432	71,148
01/01/2018 to 12/31/2018	19.43432	18.09139	53,247
01/01/2019 to 12/31/2019	18.09139	23.20490	35,347
01/01/2020 to 12/31/2020	23.20490	22.03914	12,596
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.64767	9.07776	66,271
01/01/2012 to 12/31/2012	9.07776	10.46417	108,527
01/01/2013 to 12/31/2013	10.46417	10.25156	148,839
01/01/2014 to 12/31/2014	10.25156	9.55151	136,835
01/01/2015 to 12/31/2015	9.55151	7.77476	121,998
01/01/2016 to 12/31/2016	7.77476	8.53974	81,968
01/01/2017 to 12/31/2017	8.53974	10.55016	96,361
01/01/2018 to 12/31/2018	10.55016	8.86299	88,968
01/01/2019 to 12/31/2019	8.86299	9.82005	62,923
01/01/2020 to 12/31/2020	9.82005	9.98883	20,355
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	10.98843	10.57997	507,010
01/01/2012 to 12/31/2012	10.57997	11.44137	854,714
01/01/2013 to 12/31/2013	11.44137	12.83487	832,978
01/01/2014 to 12/31/2014	12.83487	12.94154	823,214
01/01/2015 to 12/31/2015	12.94154	12.77566	832,108
01/01/2016 to 12/31/2016	12.77566	13.02015	828,693
01/01/2017 to 12/31/2017	13.02015	14.82457	815,314
01/01/2018 to 12/31/2018	14.82457	13.36694	662,321
01/01/2019 to 12/31/2019	13.36694	15.67952	532,597
01/01/2020 to 12/31/2020	15.67952	16.66931	196,422
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99938	10.05943	1,524

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.67608	10.38337	308,578
01/01/2012 to 12/31/2012	10.38337	11.17746	483,836
01/01/2013 to 12/31/2013	11.17746	11.99906	421,762
01/01/2014 to 12/31/2014	11.99906	12.20300	344,665
01/01/2015 to 12/31/2015	12.20300	11.81989	310,472
01/01/2016 to 12/31/2016	11.81989	12.16180	277,768
01/01/2017 to 12/31/2017	12.16180	13.34926	302,927
01/01/2018 to 12/31/2018	13.34926	12.12640	229,256
01/01/2019 to 12/31/2019	12.12640	13.75271	211,526
01/01/2020 to 12/31/2020	13.75271	14.64864	97,500
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.46350	11.35182	69,813
01/01/2012 to 12/31/2012	11.35182	12.83700	117,064
01/01/2013 to 12/31/2013	12.83700	17.41854	122,380
01/01/2014 to 12/31/2014	17.41854	18.25228	122,259
01/01/2015 to 12/31/2015	18.25228	16.86128	116,588
01/01/2016 to 12/31/2016	16.86128	20.49014	101,187
01/01/2017 to 12/31/2017	20.49014	22.47166	104,541
01/01/2018 to 12/31/2018	22.47166	18.87404	92,934
01/01/2019 to 12/31/2019	18.87404	22.62577	54,074
01/01/2020 to 12/31/2020	22.62577	22.65547	22,174
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.81989	9.60142	30,753
01/01/2012 to 12/31/2012	9.60142	9.38546	43,944
01/01/2013 to 12/31/2013	9.38546	9.17441	92,019
01/01/2014 to 12/31/2014	9.17441	8.96801	49,416
01/01/2015 to 12/31/2015	8.96801	8.76614	81,874
01/01/2016 to 12/31/2016	8.76614	8.56955	43,849
01/01/2017 to 12/31/2017	8.56955	8.40590	62,066
01/01/2018 to 12/31/2018	8.40590	8.32253	58,190
01/01/2019 to 12/31/2019	8.32253	8.27278	45,851
01/01/2020 to 12/31/2020	8.27278	8.10463	126,372
AST High Yield Portfolio
01/01/2011 to 12/31/2011	10.73754	10.82944	39,596
01/01/2012 to 12/31/2012	10.82944	12.05412	110,900
01/01/2013 to 12/31/2013	12.05412	12.62898	157,679
01/01/2014 to 12/31/2014	12.62898	12.66049	156,738
01/01/2015 to 12/31/2015	12.66049	11.93454	139,101
01/01/2016 to 12/31/2016	11.93454	13.46289	124,595
01/01/2017 to 12/31/2017	13.46289	14.14411	108,275
01/01/2018 to 12/31/2018	14.14411	13.54958	96,375
01/01/2019 to 12/31/2019	13.54958	15.27113	48,628
01/01/2020 to 12/31/2020	15.27113	15.32092	22,709
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.59398	9.92264	39,480
01/01/2012 to 12/31/2012	9.92264	11.33684	88,644
01/01/2013 to 12/31/2013	11.33684	15.49925	155,824
01/01/2014 to 12/31/2014	15.49925	17.23326	173,419
01/01/2015 to 12/31/2015	17.23326	15.52549	163,500
01/01/2016 to 12/31/2016	15.52549	18.19504	150,060
01/01/2017 to 12/31/2017	18.19504	21.20063	149,053
01/01/2018 to 12/31/2018	21.20063	17.78839	144,576
01/01/2019 to 12/31/2019	17.78839	22.52172	79,542
01/01/2020 to 12/31/2020	22.52172	22.07448	31,555

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2011 to 12/31/2011	11.23065	9.55935	50,441
01/01/2012 to 12/31/2012	9.55935	11.24704	84,722
01/01/2013 to 12/31/2013	11.24704	13.08908	102,837
01/01/2014 to 12/31/2014	13.08908	12.08765	95,166
01/01/2015 to 12/31/2015	12.08765	12.18766	67,575
01/01/2016 to 12/31/2016	12.18766	11.46390	66,985
01/01/2017 to 12/31/2017	11.46390	15.17688	66,827
01/01/2018 to 12/31/2018	15.17688	12.85599	64,752
01/01/2019 to 12/31/2019	12.85599	16.60209	44,326
01/01/2020 to 12/31/2020	16.60209	21.31163	18,863
AST International Value Portfolio
01/01/2011 to 12/31/2011	10.77050	9.20716	28,519
01/01/2012 to 12/31/2012	9.20716	10.50060	46,673
01/01/2013 to 12/31/2013	10.50060	12.26269	50,566
01/01/2014 to 12/31/2014	12.26269	11.18317	53,788
01/01/2015 to 12/31/2015	11.18317	11.02087	48,028
01/01/2016 to 12/31/2016	11.02087	10.83598	43,857
01/01/2017 to 12/31/2017	10.83598	13.00945	51,109
01/01/2018 to 12/31/2018	13.00945	10.66329	44,462
01/01/2019 to 12/31/2019	10.66329	12.51042	32,631
01/01/2020 to 12/31/2020	12.51042	12.15479	13,271
AST Investment Grade Bond Portfolio
01/01/2011 to 12/31/2011	10.57538	11.62439	2,945,528
01/01/2012 to 12/31/2012	11.62439	12.43067	1,265,810
01/01/2013 to 12/31/2013	12.43067	11.76425	261,211
01/01/2014 to 12/31/2014	11.76425	12.27345	289,797
01/01/2015 to 12/31/2015	12.27345	12.13804	1,233,371
01/01/2016 to 12/31/2016	12.13804	12.36442	1,393,470
01/01/2017 to 12/31/2017	12.36442	12.60814	647,891
01/01/2018 to 12/31/2018	12.60814	12.29009	2,572,848
01/01/2019 to 12/31/2019	12.29009	13.36268	297,770
01/01/2020 to 12/31/2020	13.36268	15.21308	61,107
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.84666	10.54257	183,823
01/01/2012 to 12/31/2012	10.54257	11.70470	279,359
01/01/2013 to 12/31/2013	11.70470	13.30421	299,317
01/01/2014 to 12/31/2014	13.30421	13.83255	262,965
01/01/2015 to 12/31/2015	13.83255	13.37965	218,027
01/01/2016 to 12/31/2016	13.37965	13.76160	205,360
01/01/2017 to 12/31/2017	13.76160	15.73383	197,340
01/01/2018 to 12/31/2018	15.73383	14.24420	175,194
01/01/2019 to 12/31/2019	14.24420	16.62910	113,227
01/01/2020 to 12/31/2020	16.62910	18.39416	56,510
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.53303	9.35412	36,283
01/01/2012 to 12/31/2012	9.35412	11.14658	51,404
01/01/2013 to 12/31/2013	11.14658	12.56950	69,812
01/01/2014 to 12/31/2014	12.56950	11.50468	73,789
01/01/2015 to 12/31/2015	11.50468	10.93148	74,611
01/01/2016 to 12/31/2016	10.93148	10.89254	76,677
01/01/2017 to 12/31/2017	10.89254	13.80349	120,900
01/01/2018 to 12/31/2018	13.80349	11.13430	125,829
01/01/2019 to 12/31/2019	11.13430	13.84666	53,125
01/01/2020 to 12/31/2020	13.84666	15.30547	15,529

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.56309	10.34989	410,984
01/01/2012 to 12/31/2012	10.34989	11.20113	668,760
01/01/2013 to 12/31/2013	11.20113	12.15712	624,077
01/01/2014 to 12/31/2014	12.15712	12.53118	596,555
01/01/2015 to 12/31/2015	12.53118	12.22686	555,165
01/01/2016 to 12/31/2016	12.22686	12.41110	513,671
01/01/2017 to 12/31/2017	12.41110	13.60576	504,299
01/01/2018 to 12/31/2018	13.60576	12.61627	434,918
01/01/2019 to 12/31/2019	12.61627	14.13401	302,905
01/01/2020 to 12/31/2020	14.13401	15.38443	159,463
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.75142	10.57959	27,785
01/01/2012 to 12/31/2012	10.57959	11.91166	64,882
01/01/2013 to 12/31/2013	11.91166	15.89294	63,169
01/01/2014 to 12/31/2014	15.89294	17.01185	52,583
01/01/2015 to 12/31/2015	17.01185	18.39750	36,441
01/01/2016 to 12/31/2016	18.39750	17.72116	44,569
01/01/2017 to 12/31/2017	17.72116	23.53079	45,633
01/01/2018 to 12/31/2018	23.53079	22.62782	39,373
01/01/2019 to 12/31/2019	22.62782	29.33008	30,862
01/01/2020 to 12/31/2020	29.33008	44.16380	16,196
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.27934	10.92525	143,956
01/01/2012 to 12/31/2012	10.92525	11.98895	254,834
01/01/2013 to 12/31/2013	11.98895	16.00983	191,297
01/01/2014 to 12/31/2014	16.00983	17.30696	254,763
01/01/2015 to 12/31/2015	17.30696	18.62150	187,687
01/01/2016 to 12/31/2016	18.62150	19.21861	162,345
01/01/2017 to 12/31/2017	19.21861	24.98539	135,919
01/01/2018 to 12/31/2018	24.98539	23.76368	105,952
01/01/2019 to 12/31/2019	23.76368	30.57657	70,875
01/01/2020 to 12/31/2020	30.57657	39.33130	27,740
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.86964	10.29257	44,689
01/01/2012 to 12/31/2012	10.29257	12.38258	77,508
01/01/2013 to 12/31/2013	12.38258	15.44892	104,462
01/01/2014 to 12/31/2014	15.44892	15.64955	112,377
01/01/2015 to 12/31/2015	15.64955	15.07325	117,600
01/01/2016 to 12/31/2016	15.07325	15.78280	123,102
01/01/2017 to 12/31/2017	15.78280	19.10683	108,455
01/01/2018 to 12/31/2018	19.10683	16.89052	87,625
01/01/2019 to 12/31/2019	16.89052	21.45665	54,502
01/01/2020 to 12/31/2020	21.45665	23.94778	9,108
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99813	10.28099	88,859
01/01/2013 to 12/31/2013	10.28099	11.95058	110,161
01/01/2014 to 12/31/2014	11.95058	12.28195	86,993
01/01/2015 to 12/31/2015	12.28195	11.85649	91,457
01/01/2016 to 12/31/2016	11.85649	12.09127	96,871
01/01/2017 to 12/31/2017	12.09127	13.76942	70,392
01/01/2018 to 12/31/2018	13.76942	12.34419	53,610
01/01/2019 to 12/31/2019	12.34419	14.81313	35,308
01/01/2020 to 12/31/2020	14.81313	15.90951	21,209

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.84527	10.53864	28,595
01/01/2012 to 12/31/2012	10.53864	12.06112	65,216
01/01/2013 to 12/31/2013	12.06112	16.11750	72,003
01/01/2014 to 12/31/2014	16.11750	17.12716	90,745
01/01/2015 to 12/31/2015	17.12716	17.95206	50,771
01/01/2016 to 12/31/2016	17.95206	17.88454	44,110
01/01/2017 to 12/31/2017	17.88454	22.85208	42,863
01/01/2018 to 12/31/2018	22.85208	22.81527	38,097
01/01/2019 to 12/31/2019	22.81527	30.72753	30,184
01/01/2020 to 12/31/2020	30.72753	39.19058	7,285
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99813	10.17367	0
01/01/2013 to 12/31/2013	10.17367	13.37631	2,277
01/01/2014 to 12/31/2014	13.37631	14.41134	2,178
01/01/2015 to 12/31/2015	14.41134	13.98522	27,839
01/01/2016 to 12/31/2016	13.98522	15.50947	38,234
01/01/2017 to 12/31/2017	15.50947	17.79054	43,853
01/01/2018 to 12/31/2018	17.79054	15.62303	22,355
01/01/2019 to 12/31/2019	15.62303	19.75326	12,051
01/01/2020 to 12/31/2020	19.75326	20.06070	6,085
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.38858	10.80123	49,124
01/01/2012 to 12/31/2012	10.80123	12.62870	95,041
01/01/2013 to 12/31/2013	12.62870	16.31849	121,937
01/01/2014 to 12/31/2014	16.31849	17.79006	124,673
01/01/2015 to 12/31/2015	17.79006	16.40110	209,622
01/01/2016 to 12/31/2016	16.40110	16.29660	209,140
01/01/2017 to 12/31/2017	16.29660	20.24691	192,042
01/01/2018 to 12/31/2018	20.24691	18.92817	162,710
01/01/2019 to 12/31/2019	18.92817	24.08171	89,965
01/01/2020 to 12/31/2020	24.08171	31.74109	31,404
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.20789	10.68385	60,464
01/01/2012 to 12/31/2012	10.68385	12.23183	142,923
01/01/2013 to 12/31/2013	12.23183	16.97951	130,326
01/01/2014 to 12/31/2014	16.97951	18.96278	123,337
01/01/2015 to 12/31/2015	18.96278	17.49121	119,427
01/01/2016 to 12/31/2016	17.49121	20.21564	113,767
01/01/2017 to 12/31/2017	20.21564	22.48705	105,129
01/01/2018 to 12/31/2018	22.48705	18.36415	87,033
01/01/2019 to 12/31/2019	18.36415	21.72342	79,163
01/01/2020 to 12/31/2020	21.72342	20.85546	37,752
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.57195	10.43743	1,188,318
01/01/2012 to 12/31/2012	10.43743	11.26066	1,894,782
01/01/2013 to 12/31/2013	11.26066	12.02130	1,799,277
01/01/2014 to 12/31/2014	12.02130	12.42940	1,775,637
01/01/2015 to 12/31/2015	12.42940	12.16714	1,710,064
01/01/2016 to 12/31/2016	12.16714	12.55110	1,624,964
01/01/2017 to 12/31/2017	12.55110	13.51232	1,599,011
01/01/2018 to 12/31/2018	13.51232	12.83153	1,285,099
01/01/2019 to 12/31/2019	12.83153	14.39163	976,846
01/01/2020 to 12/31/2020	14.39163	15.34539	435,561

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01805	10.06003	1,333
01/01/2012 to 12/31/2012	10.06003	10.53243	20,633
01/01/2013 to 12/31/2013	10.53243	10.05728	27,753
01/01/2014 to 12/31/2014	10.05728	10.42685	28,423
01/01/2015 to 12/31/2015	10.42685	10.16496	27,964
01/01/2016 to 12/31/2016	10.16496	10.35507	42,566
01/01/2017 to 12/31/2017	10.35507	10.69676	73,394
01/01/2018 to 12/31/2018	10.69676	10.36973	71,533
01/01/2019 to 12/31/2019	10.36973	11.12519	64,991
01/01/2020 to 12/31/2020	11.12519	11.53287	39,012
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	11.48131	10.52583	307,423
01/01/2012 to 12/31/2012	10.52583	11.61802	517,937
01/01/2013 to 12/31/2013	11.61802	13.29017	558,162
01/01/2014 to 12/31/2014	13.29017	14.18607	543,166
01/01/2015 to 12/31/2015	14.18607	13.78185	957,141
01/01/2016 to 12/31/2016	13.78185	14.83243	914,907
01/01/2017 to 12/31/2017	14.83243	16.83347	1,605,634
01/01/2018 to 12/31/2018	16.83347	15.20287	1,265,509
01/01/2019 to 12/31/2019	15.20287	17.71099	875,904
01/01/2020 to 12/31/2020	17.71099	18.32650	296,744
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	10.86534	10.98844	8,619
01/01/2012 to 12/31/2012	10.98844	12.76063	14,906
01/01/2013 to 12/31/2013	12.76063	16.51856	26,236
01/01/2014 to 12/31/2014	16.51856	18.92632	45,782
01/01/2015 to 12/31/2015	18.92632	19.07008	25,356
01/01/2016 to 12/31/2016	19.07008	21.40958	25,157
01/01/2017 to 12/31/2017	21.40958	25.58620	21,294
01/01/2018 to 12/31/2018	25.58620	22.95247	19,858
01/01/2019 to 12/31/2019	22.95247	27.92519	11,967
01/01/2020 to 12/31/2020	27.92519	25.88081	2,934
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99813	8.86337	0
01/01/2012 to 12/31/2012	8.86337	9.80351	0
01/01/2013 to 12/31/2013	9.80351	11.72940	0
01/01/2014 to 12/31/2014	11.72940	12.21082	0
01/01/2015 to 12/31/2015	12.21082	11.95408	0
01/01/2016 to 12/31/2016	11.95408	12.42449	0
01/01/2017 to 12/31/2017	12.42449	14.35506	0
01/01/2018 to 12/31/2018	14.35506	13.11439	0
01/01/2019 to 12/31/2019	13.11439	15.53766	0
01/01/2020 to 12/31/2020	15.53766	16.94622	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.12889	10.30168	35,434
01/01/2012 to 12/31/2012	10.30168	12.09091	39,832
01/01/2013 to 12/31/2013	12.09091	16.64246	46,066
01/01/2014 to 12/31/2014	16.64246	17.07169	67,429
01/01/2015 to 12/31/2015	17.07169	16.91025	34,032
01/01/2016 to 12/31/2016	16.91025	17.80329	28,460
01/01/2017 to 12/31/2017	17.80329	22.22304	27,766
01/01/2018 to 12/31/2018	22.22304	19.36480	21,076
01/01/2019 to 12/31/2019	19.36480	25.83503	13,570
01/01/2020 to 12/31/2020	25.83503	34.13990	3,060

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.58784	12.18451	33,429
01/01/2012 to 12/31/2012	12.18451	13.36005	68,351
01/01/2013 to 12/31/2013	13.36005	17.65301	85,646
01/01/2014 to 12/31/2014	17.65301	17.91485	80,936
01/01/2015 to 12/31/2015	17.91485	17.64925	82,059
01/01/2016 to 12/31/2016	17.64925	19.33651	77,441
01/01/2017 to 12/31/2017	19.33651	23.42339	69,625
01/01/2018 to 12/31/2018	23.42339	20.96939	61,645
01/01/2019 to 12/31/2019	20.96939	26.67158	40,581
01/01/2020 to 12/31/2020	26.67158	38.68804	13,250
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.44014	10.51470	37,493
01/01/2012 to 12/31/2012	10.51470	12.14423	62,291
01/01/2013 to 12/31/2013	12.14423	16.31113	61,649
01/01/2014 to 12/31/2014	16.31113	16.78413	77,139
01/01/2015 to 12/31/2015	16.78413	15.69941	65,392
01/01/2016 to 12/31/2016	15.69941	19.82893	55,213
01/01/2017 to 12/31/2017	19.82893	20.80813	50,923
01/01/2018 to 12/31/2018	20.80813	16.86460	46,082
01/01/2019 to 12/31/2019	16.86460	20.10855	37,444
01/01/2020 to 12/31/2020	20.10855	19.82559	15,651
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.66783	10.63514	831,099
01/01/2012 to 12/31/2012	10.63514	11.79860	1,444,972
01/01/2013 to 12/31/2013	11.79860	13.47467	1,427,761
01/01/2014 to 12/31/2014	13.47467	13.94599	1,396,887
01/01/2015 to 12/31/2015	13.94599	13.63797	1,711,381
01/01/2016 to 12/31/2016	13.63797	14.33758	1,668,341
01/01/2017 to 12/31/2017	14.33758	16.17528	1,682,718
01/01/2018 to 12/31/2018	16.17528	14.96715	1,399,524
01/01/2019 to 12/31/2019	14.96715	17.68000	1,041,098
01/01/2020 to 12/31/2020	17.68000	19.44843	437,347
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.11086	10.67717	69,525
01/01/2012 to 12/31/2012	10.67717	12.27164	168,748
01/01/2013 to 12/31/2013	12.27164	17.27695	224,812
01/01/2014 to 12/31/2014	17.27695	18.29754	210,841
01/01/2015 to 12/31/2015	18.29754	19.59991	210,443
01/01/2016 to 12/31/2016	19.59991	19.67693	195,700
01/01/2017 to 12/31/2017	19.67693	26.52306	217,682
01/01/2018 to 12/31/2018	26.52306	26.92536	177,240
01/01/2019 to 12/31/2019	26.92536	33.74966	106,710
01/01/2020 to 12/31/2020	33.74966	46.12309	20,360
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.64323	10.35290	33,753
01/01/2012 to 12/31/2012	10.35290	11.47584	81,704
01/01/2013 to 12/31/2013	11.47584	15.10229	59,726
01/01/2014 to 12/31/2014	15.10229	14.99253	63,887
01/01/2015 to 12/31/2015	14.99253	13.76652	58,741
01/01/2016 to 12/31/2016	13.76652	14.28222	54,240
01/01/2017 to 12/31/2017	14.28222	16.27275	51,706
01/01/2018 to 12/31/2018	16.27275	14.36016	53,173
01/01/2019 to 12/31/2019	14.36016	17.68247	146,516
01/01/2020 to 12/31/2020	17.68247	17.64592	64,972

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.44967	9.52270	96,235
01/01/2012 to 12/31/2012	9.52270	9.64469	167,481
01/01/2013 to 12/31/2013	9.64469	10.87778	168,269
01/01/2014 to 12/31/2014	10.87778	9.74398	163,531
01/01/2015 to 12/31/2015	9.74398	7.69080	171,401
01/01/2016 to 12/31/2016	7.69080	9.36881	220,648
01/01/2017 to 12/31/2017	9.36881	10.10247	135,105
01/01/2018 to 12/31/2018	10.10247	8.22944	107,671
01/01/2019 to 12/31/2019	8.22944	9.40103	95,489
01/01/2020 to 12/31/2020	9.40103	8.98526	41,017
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.47450	10.82957	28,586
01/01/2012 to 12/31/2012	10.82957	12.53435	55,062
01/01/2013 to 12/31/2013	12.53435	16.22411	56,455
01/01/2014 to 12/31/2014	16.22411	18.23321	60,253
01/01/2015 to 12/31/2015	18.23321	16.64512	41,053
01/01/2016 to 12/31/2016	16.64512	18.54868	33,807
01/01/2017 to 12/31/2017	18.54868	21.49245	27,006
01/01/2018 to 12/31/2018	21.49245	17.53459	24,709
01/01/2019 to 12/31/2019	17.53459	20.42152	22,308
01/01/2020 to 12/31/2020	20.42152	18.80164	14,600
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	9.99813	8.80105	66,399
01/01/2012 to 12/31/2012	8.80105	9.54971	211,318
01/01/2013 to 12/31/2013	9.54971	11.24875	259,809
01/01/2014 to 12/31/2014	11.24875	11.60084	250,407
01/01/2015 to 12/31/2015	11.60084	11.26805	227,648
01/01/2016 to 12/31/2016	11.26805	11.73379	175,544
01/01/2017 to 12/31/2017	11.73379	13.02978	160,921
01/01/2018 to 12/31/2018	13.02978	12.09857	172,118
01/01/2019 to 12/31/2019	12.09857	14.25726	155,071
01/01/2020 to 12/31/2020	14.25726	14.86439	98,876
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.37613	10.75413	157,206
01/01/2012 to 12/31/2012	10.75413	11.33725	248,731
01/01/2013 to 12/31/2013	11.33725	10.91667	305,145
01/01/2014 to 12/31/2014	10.91667	11.43911	372,384
01/01/2015 to 12/31/2015	11.43911	11.31994	389,644
01/01/2016 to 12/31/2016	11.31994	11.63568	318,909
01/01/2017 to 12/31/2017	11.63568	12.09208	356,172
01/01/2018 to 12/31/2018	12.09208	11.55088	494,485
01/01/2019 to 12/31/2019	11.55088	12.67988	367,451
01/01/2020 to 12/31/2020	12.67988	13.39960	160,538
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II - Cliff M&E (2.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/18/2019 to 12/31/2019	12.82032	13.49093	11,560
01/01/2020 to 12/31/2020	13.49093	13.73664	1,404
AST Advanced Strategies Portfolio
03/18/2019 to 12/31/2019	16.49106	17.95958	16,376
01/01/2020 to 12/31/2020	17.95958	19.42054	13,606
AST AllianzGI World Trends Portfolio
03/18/2019 to 12/31/2019	13.71985	14.76547	7,763
01/01/2020 to 12/31/2020	14.76547	16.45973	6,153
AST Balanced Asset Allocation Portfolio
03/18/2019 to 12/31/2019	15.68912	16.86994	84,136
01/01/2020 to 12/31/2020	16.86994	18.42163	73,015
AST BlackRock Global Strategies Portfolio
03/18/2019 to 12/31/2019	12.08132	12.83089	0
01/01/2020 to 12/31/2020	12.83089	13.12971	0
AST BlackRock Low Duration Bond Portfolio
03/18/2019 to 12/31/2019	9.21757	9.33871	0
01/01/2020 to 12/31/2020	9.33871	9.35794	0
AST BlackRock/Loomis Sayles Bond Portfolio
03/18/2019 to 12/31/2019	10.65027	11.16573	10,055
01/01/2020 to 12/31/2020	11.16573	11.71243	9,643
AST Bond Portfolio 2021
03/18/2019 to 12/31/2019	12.17298	12.42299	147,318
01/01/2020 to 12/31/2020	12.42299	12.51966	334,026
AST Bond Portfolio 2022
03/18/2019 to 12/31/2019	11.37353	11.68680	71,001
01/01/2020 to 12/31/2020	11.68680	11.98996	54,439
AST Bond Portfolio 2023
03/18/2019 to 12/31/2019	9.73168	10.05275	0
01/01/2020 to 12/31/2020	10.05275	10.48654	0
AST Bond Portfolio 2024
03/18/2019 to 12/31/2019	9.49381	9.91592	2,454
01/01/2020 to 12/31/2020	9.91592	10.52641	0
AST Bond Portfolio 2025
03/18/2019 to 12/31/2019	10.94004	11.49770	7,688
01/01/2020 to 12/31/2020	11.49770	12.50810	4,345
AST Bond Portfolio 2026
03/18/2019 to 12/31/2019	9.66519	10.25497	188,397
01/01/2020 to 12/31/2020	10.25497	11.08899	4,348
AST Bond Portfolio 2027
03/18/2019 to 12/31/2019	9.65150	10.28687	61,134
01/01/2020 to 12/31/2020	10.28687	11.24331	8,656
AST Bond Portfolio 2028
03/18/2019 to 12/31/2019	9.69739	10.41618	0
01/01/2020 to 12/31/2020	10.41618	11.67079	0
AST Bond Portfolio 2029
03/18/2019 to 12/31/2019	9.76951	10.54623	18,273
01/01/2020 to 12/31/2020	10.54623	11.98232	0
AST Bond Portfolio 2030
03/18/2019 to 12/31/2019	10.28937	11.17699	26,565
01/01/2020 to 12/31/2020	11.17699	12.50474	104,136

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99873	11.05986	144,448
AST Capital Growth Asset Allocation Portfolio
03/18/2019 to 12/31/2019	17.09076	18.52511	53,784
01/01/2020 to 12/31/2020	18.52511	20.52797	45,309
AST ClearBridge Dividend Growth Portfolio
03/18/2019 to 12/31/2019	16.48227	18.75730	1,336
01/01/2020 to 12/31/2020	18.75730	19.19207	1,448
AST Cohen & Steers Global Realty Portfolio
03/18/2019 to 12/31/2019	16.40736	17.81396	619
01/01/2020 to 12/31/2020	17.81396	16.89142	210
AST Cohen & Steers Realty Portfolio
03/18/2019 to 12/31/2019	20.50814	23.08904	353
01/01/2020 to 12/31/2020	23.08904	21.91789	370
AST Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	9.54786	9.77091	2,023
01/01/2020 to 12/31/2020	9.77091	9.93373	2,736
AST Fidelity Institutional AM® Quantitative Portfolio
03/18/2019 to 12/31/2019	14.39173	15.60078	20,265
01/01/2020 to 12/31/2020	15.60078	16.57706	17,261
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99936	10.05869	238
AST Goldman Sachs Multi-Asset Portfolio
03/18/2019 to 12/31/2019	12.87059	13.68427	16,718
01/01/2020 to 12/31/2020	13.68427	14.56833	10,962
AST Goldman Sachs Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	21.30833	22.51253	33
01/01/2020 to 12/31/2020	22.51253	22.53061	383
AST Government Money Market Portfolio
03/18/2019 to 12/31/2019	8.27771	8.23164	1,182
01/01/2020 to 12/31/2020	8.23164	8.06030	1,136
AST High Yield Portfolio
03/18/2019 to 12/31/2019	14.34748	15.19472	166
01/01/2020 to 12/31/2020	15.19472	15.23652	169
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	20.69920	22.40912	522
01/01/2020 to 12/31/2020	22.40912	21.95301	285
AST International Growth Portfolio
03/18/2019 to 12/31/2019	14.60446	16.51934	95
01/01/2020 to 12/31/2020	16.51934	21.19472	638
AST International Value Portfolio
03/18/2019 to 12/31/2019	11.66177	12.44721	646
01/01/2020 to 12/31/2020	12.44721	12.08717	604
AST J.P. Morgan Global Thematic Portfolio
03/18/2019 to 12/31/2019	15.35552	16.54611	1,370
01/01/2020 to 12/31/2020	16.54611	18.29300	1,114
AST J.P. Morgan International Equity Portfolio
03/18/2019 to 12/31/2019	12.36226	13.77757	168
01/01/2020 to 12/31/2020	13.77757	15.22134	67
AST J.P. Morgan Strategic Opportunities Portfolio
03/18/2019 to 12/31/2019	13.27660	14.06328	9,621
01/01/2020 to 12/31/2020	14.06328	15.29968	9,994
AST Jennison Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	26.11409	29.18324	0
01/01/2020 to 12/31/2020	29.18324	43.92028	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	27.05828	30.42379	272
01/01/2020 to 12/31/2020	30.42379	39.11488	168
AST MFS Global Equity Portfolio
03/18/2019 to 12/31/2019	19.16658	21.34931	1,063
01/01/2020 to 12/31/2020	21.34931	23.81589	638
AST MFS Growth Allocation Portfolio
03/18/2019 to 12/31/2019	13.38054	14.75490	38
01/01/2020 to 12/31/2020	14.75490	15.83886	157
AST MFS Growth Portfolio
03/18/2019 to 12/31/2019	26.33408	30.57336	20
01/01/2020 to 12/31/2020	30.57336	38.97416	20
AST MFS Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	17.53786	19.67854	0
01/01/2020 to 12/31/2020	19.67854	19.97476	579
AST Mid-Cap Growth Portfolio
03/18/2019 to 12/31/2019	21.82761	23.96116	652
01/01/2020 to 12/31/2020	23.96116	31.56615	473
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	20.90544	21.61499	106
01/01/2020 to 12/31/2020	21.61499	20.74091	140
AST Preservation Asset Allocation Portfolio
03/18/2019 to 12/31/2019	13.49496	14.31985	10,549
01/01/2020 to 12/31/2020	14.31985	15.26106	34,778
AST Prudential Core Bond Portfolio
03/18/2019 to 12/31/2019	10.50024	11.07870	316
01/01/2020 to 12/31/2020	11.07870	11.47869	1,533
AST Prudential Growth Allocation Portfolio
03/18/2019 to 12/31/2019	16.50508	17.62276	61,213
01/01/2020 to 12/31/2020	17.62276	18.22584	38,748
AST QMA US Equity Alpha Portfolio
03/18/2019 to 12/31/2019	25.51932	27.78584	827
01/01/2020 to 12/31/2020	27.78584	25.73856	592
AST Quantitative Modeling Portfolio
03/18/2019 to 12/31/2019	14.29826	15.46895	0
01/01/2020 to 12/31/2020	15.46895	16.86265	0
AST Small-Cap Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	23.39405	25.70620	672
01/01/2020 to 12/31/2020	25.70620	33.95233	355
AST Small-Cap Growth Portfolio
03/18/2019 to 12/31/2019	25.28788	26.53836	443
01/01/2020 to 12/31/2020	26.53836	38.47532	320
AST Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	19.14796	20.00821	588
01/01/2020 to 12/31/2020	20.00821	19.71668	0
AST T. Rowe Price Asset Allocation Portfolio
03/18/2019 to 12/31/2019	16.18485	17.59130	58,102
01/01/2020 to 12/31/2020	17.59130	19.34101	36,776
AST T. Rowe Price Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	30.56429	33.58092	522
01/01/2020 to 12/31/2020	33.58092	45.86904	206
AST T. Rowe Price Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	15.96335	17.59375	4,022
01/01/2020 to 12/31/2020	17.59375	17.54827	4,310

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
03/18/2019 to 12/31/2019	9.19740	9.35411	326
01/01/2020 to 12/31/2020	9.35411	8.93578	338
AST WEDGE Capital Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	19.59864	20.31979	0
01/01/2020 to 12/31/2020	20.31979	18.69841	0
AST Wellington Management Hedged Equity Portfolio
03/18/2019 to 12/31/2019	13.09609	14.19415	614
01/01/2020 to 12/31/2020	14.19415	14.79108	643
AST Western Asset Core Plus Bond Portfolio
03/18/2019 to 12/31/2019	11.79947	12.61685	4,148
01/01/2020 to 12/31/2020	12.61685	13.32628	3,985
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II (2.45%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.75031	10.20853	29,427
01/01/2012 to 12/31/2012	10.20853	11.20949	15,196
01/01/2013 to 12/31/2013	11.20949	12.02555	8,041
01/01/2014 to 12/31/2014	12.02555	12.17890	10,603
01/01/2015 to 12/31/2015	12.17890	11.49803	7,190
01/01/2016 to 12/31/2016	11.49803	11.92772	4,657
01/01/2017 to 12/31/2017	11.92772	13.10066	5,157
01/01/2018 to 12/31/2018	13.10066	11.73840	3,270
01/01/2019 to 12/31/2019	11.73840	13.28930	1,672
01/01/2020 to 12/31/2020	13.28930	13.51062	0
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.85567	10.60206	34,618
01/01/2012 to 12/31/2012	10.60206	11.75349	31,416
01/01/2013 to 12/31/2013	11.75349	13.36402	13,452
01/01/2014 to 12/31/2014	13.36402	13.83287	22,534
01/01/2015 to 12/31/2015	13.83287	13.60228	15,449
01/01/2016 to 12/31/2016	13.60228	14.21286	9,139
01/01/2017 to 12/31/2017	14.21286	16.21263	14,357
01/01/2018 to 12/31/2018	16.21263	14.88231	7,353
01/01/2019 to 12/31/2019	14.88231	17.69133	1,885
01/01/2020 to 12/31/2020	17.69133	19.10109	0
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	10.74242	10.28929	21,274
01/01/2012 to 12/31/2012	10.28929	11.06887	16,189
01/01/2013 to 12/31/2013	11.06887	12.14092	6,241
01/01/2014 to 12/31/2014	12.14092	12.45207	10,139
01/01/2015 to 12/31/2015	12.45207	12.12681	8,025
01/01/2016 to 12/31/2016	12.12681	12.40004	4,171
01/01/2017 to 12/31/2017	12.40004	14.06069	6,055
01/01/2018 to 12/31/2018	14.06069	12.63050	2,817
01/01/2019 to 12/31/2019	12.63050	14.54479	2,205
01/01/2020 to 12/31/2020	14.54479	16.18881	0
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.70881	10.31990	77,117
01/01/2012 to 12/31/2012	10.31990	11.32248	67,813
01/01/2013 to 12/31/2013	11.32248	12.99434	29,545
01/01/2014 to 12/31/2014	12.99434	13.50263	55,233
01/01/2015 to 12/31/2015	13.50263	13.23437	37,046
01/01/2016 to 12/31/2016	13.23437	13.72389	22,620
01/01/2017 to 12/31/2017	13.72389	15.38431	38,646
01/01/2018 to 12/31/2018	15.38431	14.26487	18,090
01/01/2019 to 12/31/2019	14.26487	16.61742	4,475
01/01/2020 to 12/31/2020	16.61742	18.11799	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99796	9.11678	0
01/01/2012 to 12/31/2012	9.11678	9.95090	75
01/01/2013 to 12/31/2013	9.95090	10.76063	42
01/01/2014 to 12/31/2014	10.76063	11.01087	0
01/01/2015 to 12/31/2015	11.01087	10.41889	0
01/01/2016 to 12/31/2016	10.41889	10.87175	0
01/01/2017 to 12/31/2017	10.87175	11.94375	0
01/01/2018 to 12/31/2018	11.94375	11.03452	0
01/01/2019 to 12/31/2019	11.03452	12.66097	0
01/01/2020 to 12/31/2020	12.66097	12.93589	0
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	10.04039	10.01505	735
01/01/2012 to 12/31/2012	10.01505	10.22803	281
01/01/2013 to 12/31/2013	10.22803	9.76064	112
01/01/2014 to 12/31/2014	9.76064	9.51233	378
01/01/2015 to 12/31/2015	9.51233	9.32415	2,205
01/01/2016 to 12/31/2016	9.32415	9.24531	2,348
01/01/2017 to 12/31/2017	9.24531	9.17300	0
01/01/2018 to 12/31/2018	9.17300	9.01378	0
01/01/2019 to 12/31/2019	9.01378	9.19938	0
01/01/2020 to 12/31/2020	9.19938	9.20411	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	10.31195	10.37954	31,629
01/01/2012 to 12/31/2012	10.37954	11.06872	30,247
01/01/2013 to 12/31/2013	11.06872	10.59913	18,550
01/01/2014 to 12/31/2014	10.59913	10.77703	30,294
01/01/2015 to 12/31/2015	10.77703	10.29127	21,192
01/01/2016 to 12/31/2016	10.29127	10.46427	13,123
01/01/2017 to 12/31/2017	10.46427	10.65381	22,152
01/01/2018 to 12/31/2018	10.65381	10.32281	11,687
01/01/2019 to 12/31/2019	10.32281	10.99889	2,800
01/01/2020 to 12/31/2020	10.99889	11.51977	0
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.72043	12.58139	526,171
01/01/2012 to 12/31/2012	12.58139	13.10650	450,127
01/01/2013 to 12/31/2013	13.10650	11.89035	131,111
01/01/2014 to 12/31/2014	11.89035	12.48997	130,654
01/01/2015 to 12/31/2015	12.48997	12.40123	154,098
01/01/2016 to 12/31/2016	12.40123	12.34409	94,492
01/01/2017 to 12/31/2017	12.34409	12.23276	83,668
01/01/2018 to 12/31/2018	12.23276	11.93941	101,074
01/01/2019 to 12/31/2019	11.93941	12.23728	3,167
01/01/2020 to 12/31/2020	12.23728	12.31359	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99796	11.94123	99,298
01/01/2012 to 12/31/2012	11.94123	12.32942	156,365
01/01/2013 to 12/31/2013	12.32942	10.85512	119,608
01/01/2014 to 12/31/2014	10.85512	11.68722	108,970
01/01/2015 to 12/31/2015	11.68722	11.63989	146,511
01/01/2016 to 12/31/2016	11.63989	11.56285	142,079
01/01/2017 to 12/31/2017	11.56285	11.45727	127,885
01/01/2018 to 12/31/2018	11.45727	11.15865	146,427
01/01/2019 to 12/31/2019	11.15865	11.52660	66,351
01/01/2020 to 12/31/2020	11.52660	11.80741	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99729	10.33005	16,609
01/01/2013 to 12/31/2013	10.33005	9.04911	494,491
01/01/2014 to 12/31/2014	9.04911	9.94137	241,603
01/01/2015 to 12/31/2015	9.94137	9.96039	4,219
01/01/2016 to 12/31/2016	9.96039	9.90260	9,430
01/01/2017 to 12/31/2017	9.90260	9.82436	593
01/01/2018 to 12/31/2018	9.82436	9.55715	2,766
01/01/2019 to 12/31/2019	9.55715	9.92984	0
01/01/2020 to 12/31/2020	9.92984	10.34266	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99864	8.69147	43,099
01/01/2014 to 12/31/2014	8.69147	9.71567	90,124
01/01/2015 to 12/31/2015	9.71567	9.74683	9,930
01/01/2016 to 12/31/2016	9.74683	9.68987	0
01/01/2017 to 12/31/2017	9.68987	9.61216	47,960
01/01/2018 to 12/31/2018	9.61216	9.31515	37,370
01/01/2019 to 12/31/2019	9.31515	9.80996	969
01/01/2020 to 12/31/2020	9.80996	10.39797	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99864	11.22813	37,154
01/01/2015 to 12/31/2015	11.22813	11.17187	457,366
01/01/2016 to 12/31/2016	11.17187	11.16802	6,139
01/01/2017 to 12/31/2017	11.16802	11.09442	1,212
01/01/2018 to 12/31/2018	11.09442	10.74172	49,784
01/01/2019 to 12/31/2019	10.74172	11.39199	21,153
01/01/2020 to 12/31/2020	11.39199	12.37393	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99864	9.87207	33,480
01/01/2016 to 12/31/2016	9.87207	9.83071	380,971
01/01/2017 to 12/31/2017	9.83071	9.82266	283,618
01/01/2018 to 12/31/2018	9.82266	9.48108	346,450
01/01/2019 to 12/31/2019	9.48108	10.17636	1,088
01/01/2020 to 12/31/2020	10.17636	10.98713	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99729	9.81421	330,955
01/01/2017 to 12/31/2017	9.81421	9.83141	212,893
01/01/2018 to 12/31/2018	9.83141	9.46851	249,459
01/01/2019 to 12/31/2019	9.46851	10.22359	13,494
01/01/2020 to 12/31/2020	10.22359	11.15699	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99728	9.97034	4,647
01/01/2018 to 12/31/2018	9.97034	9.52499	69,895
01/01/2019 to 12/31/2019	9.52499	10.36848	1,896
01/01/2020 to 12/31/2020	10.36848	11.59954	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99728	9.59768	2,461
01/01/2019 to 12/31/2019	9.59768	10.51388	12,719
01/01/2020 to 12/31/2020	10.51388	11.92717	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99864	11.15983	7,207
01/01/2020 to 12/31/2020	11.15983	12.46637	0
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99864	11.04280	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.78911	10.26974	51,051
01/01/2012 to 12/31/2012	10.26974	11.39253	41,208
01/01/2013 to 12/31/2013	11.39253	13.63408	38,873
01/01/2014 to 12/31/2014	13.63408	14.23039	40,889
01/01/2015 to 12/31/2015	14.23039	13.95576	34,095
01/01/2016 to 12/31/2016	13.95576	14.54546	27,859
01/01/2017 to 12/31/2017	14.54546	16.72864	25,863
01/01/2018 to 12/31/2018	16.72864	15.30194	16,572
01/01/2019 to 12/31/2019	15.30194	18.24800	3,914
01/01/2020 to 12/31/2020	18.24800	20.18986	0
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99796	11.58193	658
01/01/2014 to 12/31/2014	11.58193	12.83593	1,152
01/01/2015 to 12/31/2015	12.83593	12.07417	866
01/01/2016 to 12/31/2016	12.07417	13.53352	11,931
01/01/2017 to 12/31/2017	13.53352	15.63273	11,636
01/01/2018 to 12/31/2018	15.63273	14.52108	5,458
01/01/2019 to 12/31/2019	14.52108	18.56095	2,411
01/01/2020 to 12/31/2020	18.56095	18.96204	0
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	11.49847	10.65192	4,156
01/01/2012 to 12/31/2012	10.65192	13.17581	3,569
01/01/2013 to 12/31/2013	13.17581	13.41175	1,374
01/01/2014 to 12/31/2014	13.41175	14.90483	2,427
01/01/2015 to 12/31/2015	14.90483	14.52657	1,549
01/01/2016 to 12/31/2016	14.52657	14.29846	922
01/01/2017 to 12/31/2017	14.29846	15.46761	1,665
01/01/2018 to 12/31/2018	15.46761	14.37593	812
01/01/2019 to 12/31/2019	14.37593	17.54745	9
01/01/2020 to 12/31/2020	17.54745	16.61319	0
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	11.73793	12.20547	7,312
01/01/2012 to 12/31/2012	12.20547	13.73334	6,496
01/01/2013 to 12/31/2013	13.73334	13.81662	2,569
01/01/2014 to 12/31/2014	13.81662	17.64499	3,883
01/01/2015 to 12/31/2015	17.64499	18.04655	10,556
01/01/2016 to 12/31/2016	18.04655	18.45338	7,314
01/01/2017 to 12/31/2017	18.45338	19.12691	8,679
01/01/2018 to 12/31/2018	19.12691	17.76857	4,179
01/01/2019 to 12/31/2019	17.76857	22.74434	1,291
01/01/2020 to 12/31/2020	22.74434	21.55751	0
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.62845	9.04437	5,505
01/01/2012 to 12/31/2012	9.04437	10.40420	5,547
01/01/2013 to 12/31/2013	10.40420	10.17201	3,292
01/01/2014 to 12/31/2014	10.17201	9.45806	4,558
01/01/2015 to 12/31/2015	9.45806	7.68289	3,776
01/01/2016 to 12/31/2016	7.68289	8.42163	2,042
01/01/2017 to 12/31/2017	8.42163	10.38308	3,247
01/01/2018 to 12/31/2018	10.38308	8.70465	1,859
01/01/2019 to 12/31/2019	8.70465	9.62485	128
01/01/2020 to 12/31/2020	9.62485	9.77007	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	10.97022	10.54089	30,586
01/01/2012 to 12/31/2012	10.54089	11.37581	23,612
01/01/2013 to 12/31/2013	11.37581	12.73519	8,494
01/01/2014 to 12/31/2014	12.73519	12.81461	15,973
01/01/2015 to 12/31/2015	12.81461	12.62449	12,397
01/01/2016 to 12/31/2016	12.62449	12.83984	7,413
01/01/2017 to 12/31/2017	12.83984	14.58949	8,548
01/01/2018 to 12/31/2018	14.58949	13.12791	4,071
01/01/2019 to 12/31/2019	13.12791	15.36772	2,016
01/01/2020 to 12/31/2020	15.36772	16.30437	0
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99932	10.05662	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.65857	10.34518	9,319
01/01/2012 to 12/31/2012	10.34518	11.11353	3,968
01/01/2013 to 12/31/2013	11.11353	11.90604	3,594
01/01/2014 to 12/31/2014	11.90604	12.08366	3,459
01/01/2015 to 12/31/2015	12.08366	11.68036	5,177
01/01/2016 to 12/31/2016	11.68036	11.99377	3,123
01/01/2017 to 12/31/2017	11.99377	13.13801	2,386
01/01/2018 to 12/31/2018	13.13801	11.90987	1,447
01/01/2019 to 12/31/2019	11.90987	13.47957	722
01/01/2020 to 12/31/2020	13.47957	14.32839	0
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.44456	11.30993	9,171
01/01/2012 to 12/31/2012	11.30993	12.76351	7,539
01/01/2013 to 12/31/2013	12.76351	17.28357	4,812
01/01/2014 to 12/31/2014	17.28357	18.07377	8,059
01/01/2015 to 12/31/2015	18.07377	16.66225	3,716
01/01/2016 to 12/31/2016	16.66225	20.20706	2,443
01/01/2017 to 12/31/2017	20.20706	22.11604	5,056
01/01/2018 to 12/31/2018	22.11604	18.53699	2,826
01/01/2019 to 12/31/2019	18.53699	22.17616	118
01/01/2020 to 12/31/2020	22.17616	22.15990	0
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.80382	9.56603	854
01/01/2012 to 12/31/2012	9.56603	9.33180	615
01/01/2013 to 12/31/2013	9.33180	9.10326	354
01/01/2014 to 12/31/2014	9.10326	8.88014	168
01/01/2015 to 12/31/2015	8.88014	8.66263	169
01/01/2016 to 12/31/2016	8.66263	8.45098	175
01/01/2017 to 12/31/2017	8.45098	8.27271	912
01/01/2018 to 12/31/2018	8.27271	8.17381	907
01/01/2019 to 12/31/2019	8.17381	8.10841	735
01/01/2020 to 12/31/2020	8.10841	7.92742	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	10.71987	10.78949	1,148
01/01/2012 to 12/31/2012	10.78949	11.98506	1,481
01/01/2013 to 12/31/2013	11.98506	12.53095	979
01/01/2014 to 12/31/2014	12.53095	12.53665	1,026
01/01/2015 to 12/31/2015	12.53665	11.79366	674
01/01/2016 to 12/31/2016	11.79366	13.27686	357
01/01/2017 to 12/31/2017	13.27686	13.92023	1,269
01/01/2018 to 12/31/2018	13.92023	13.30767	757
01/01/2019 to 12/31/2019	13.30767	14.96785	405
01/01/2020 to 12/31/2020	14.96785	14.98597	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.57650	9.88604	1,925
01/01/2012 to 12/31/2012	9.88604	11.27190	1,631
01/01/2013 to 12/31/2013	11.27190	15.37897	28,194
01/01/2014 to 12/31/2014	15.37897	17.06442	24,765
01/01/2015 to 12/31/2015	17.06442	15.34183	939
01/01/2016 to 12/31/2016	15.34183	17.94319	523
01/01/2017 to 12/31/2017	17.94319	20.86445	695
01/01/2018 to 12/31/2018	20.86445	17.47028	5,962
01/01/2019 to 12/31/2019	17.47028	22.07373	3,022
01/01/2020 to 12/31/2020	22.07373	21.59126	0
AST International Growth Portfolio
01/01/2011 to 12/31/2011	11.21224	9.52422	20,537
01/01/2012 to 12/31/2012	9.52422	11.18271	16,147
01/01/2013 to 12/31/2013	11.18271	12.98759	34,994
01/01/2014 to 12/31/2014	12.98759	11.96938	35,808
01/01/2015 to 12/31/2015	11.96938	12.04366	2,356
01/01/2016 to 12/31/2016	12.04366	11.30530	2,231
01/01/2017 to 12/31/2017	11.30530	14.93641	3,428
01/01/2018 to 12/31/2018	14.93641	12.62620	1,926
01/01/2019 to 12/31/2019	12.62620	16.27200	1,615
01/01/2020 to 12/31/2020	16.27200	20.84521	0
AST International Value Portfolio
01/01/2011 to 12/31/2011	10.75268	9.17316	6,364
01/01/2012 to 12/31/2012	9.17316	10.44038	5,656
01/01/2013 to 12/31/2013	10.44038	12.16729	2,596
01/01/2014 to 12/31/2014	12.16729	11.07349	3,738
01/01/2015 to 12/31/2015	11.07349	10.89035	2,545
01/01/2016 to 12/31/2016	10.89035	10.68584	1,588
01/01/2017 to 12/31/2017	10.68584	12.80298	2,671
01/01/2018 to 12/31/2018	12.80298	10.47239	1,436
01/01/2019 to 12/31/2019	10.47239	12.26135	644
01/01/2020 to 12/31/2020	12.26135	11.88844	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.82869	10.50361	7,740
01/01/2012 to 12/31/2012	10.50361	11.63772	6,297
01/01/2013 to 12/31/2013	11.63772	13.20113	4,402
01/01/2014 to 12/31/2014	13.20113	13.69735	5,078
01/01/2015 to 12/31/2015	13.69735	13.22187	3,002
01/01/2016 to 12/31/2016	13.22187	13.57172	1,722
01/01/2017 to 12/31/2017	13.57172	15.48512	2,240
01/01/2018 to 12/31/2018	15.48512	13.99022	1,321
01/01/2019 to 12/31/2019	13.99022	16.29916	202
01/01/2020 to 12/31/2020	16.29916	17.99232	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.51577	9.31972	2,155
01/01/2012 to 12/31/2012	9.31972	11.08286	536
01/01/2013 to 12/31/2013	11.08286	12.47210	113
01/01/2014 to 12/31/2014	12.47210	11.39201	187
01/01/2015 to 12/31/2015	11.39201	10.80224	1,090
01/01/2016 to 12/31/2016	10.80224	10.74176	620
01/01/2017 to 12/31/2017	10.74176	13.58465	1,510
01/01/2018 to 12/31/2018	13.58465	10.93524	952
01/01/2019 to 12/31/2019	10.93524	13.57140	182
01/01/2020 to 12/31/2020	13.57140	14.97060	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.54573	10.31175	11,385
01/01/2012 to 12/31/2012	10.31175	11.13698	7,729
01/01/2013 to 12/31/2013	11.13698	12.06278	3,036
01/01/2014 to 12/31/2014	12.06278	12.40833	4,020
01/01/2015 to 12/31/2015	12.40833	12.08220	2,486
01/01/2016 to 12/31/2016	12.08220	12.23929	2,002
01/01/2017 to 12/31/2017	12.23929	13.39000	2,309
01/01/2018 to 12/31/2018	13.39000	12.39071	1,463
01/01/2019 to 12/31/2019	12.39071	13.85300	982
01/01/2020 to 12/31/2020	13.85300	15.04780	0
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.73371	10.54054	372
01/01/2012 to 12/31/2012	10.54054	11.84341	353
01/01/2013 to 12/31/2013	11.84341	15.76964	141
01/01/2014 to 12/31/2014	15.76964	16.84537	255
01/01/2015 to 12/31/2015	16.84537	18.18017	743
01/01/2016 to 12/31/2016	18.18017	17.47608	411
01/01/2017 to 12/31/2017	17.47608	23.15800	695
01/01/2018 to 12/31/2018	23.15800	22.22349	327
01/01/2019 to 12/31/2019	22.22349	28.74708	0
01/01/2020 to 12/31/2020	28.74708	43.19760	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.26074	10.88492	25,299
01/01/2012 to 12/31/2012	10.88492	11.92027	25,635
01/01/2013 to 12/31/2013	11.92027	15.88576	3,197
01/01/2014 to 12/31/2014	15.88576	17.13764	7,597
01/01/2015 to 12/31/2015	17.13764	18.40155	4,544
01/01/2016 to 12/31/2016	18.40155	18.95278	2,777
01/01/2017 to 12/31/2017	18.95278	24.58958	4,596
01/01/2018 to 12/31/2018	24.58958	23.33908	2,295
01/01/2019 to 12/31/2019	23.33908	29.96882	69
01/01/2020 to 12/31/2020	29.96882	38.47093	0
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.85175	10.25460	732
01/01/2012 to 12/31/2012	10.25460	12.31152	671
01/01/2013 to 12/31/2013	12.31152	15.32895	67
01/01/2014 to 12/31/2014	15.32895	15.49628	77
01/01/2015 to 12/31/2015	15.49628	14.89513	18,846
01/01/2016 to 12/31/2016	14.89513	15.56455	13,584
01/01/2017 to 12/31/2017	15.56455	18.80426	18,402
01/01/2018 to 12/31/2018	18.80426	16.58885	9,191
01/01/2019 to 12/31/2019	16.58885	21.03034	4,262
01/01/2020 to 12/31/2020	21.03034	23.42413	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99797	10.26668	2,526
01/01/2013 to 12/31/2013	10.26668	11.90955	2,148
01/01/2014 to 12/31/2014	11.90955	12.21473	2,569
01/01/2015 to 12/31/2015	12.21473	11.76755	2,111
01/01/2016 to 12/31/2016	11.76755	11.97612	1,604
01/01/2017 to 12/31/2017	11.97612	13.61042	2,373
01/01/2018 to 12/31/2018	13.61042	12.17660	1,245
01/01/2019 to 12/31/2019	12.17660	14.58217	0
01/01/2020 to 12/31/2020	14.58217	15.62943	0
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.82739	10.49984	1,223
01/01/2012 to 12/31/2012	10.49984	11.99213	15,641
01/01/2013 to 12/31/2013	11.99213	15.99255	21,392
01/01/2014 to 12/31/2014	15.99255	16.95954	18,909
01/01/2015 to 12/31/2015	16.95954	17.74002	651
01/01/2016 to 12/31/2016	17.74002	17.63717	484
01/01/2017 to 12/31/2017	17.63717	22.49002	912
01/01/2018 to 12/31/2018	22.49002	22.40759	387
01/01/2019 to 12/31/2019	22.40759	30.11674	259
01/01/2020 to 12/31/2020	30.11674	38.33311	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99797	10.16591	0
01/01/2013 to 12/31/2013	10.16591	13.33883	0
01/01/2014 to 12/31/2014	13.33883	14.34158	0
01/01/2015 to 12/31/2015	14.34158	13.88901	30,999
01/01/2016 to 12/31/2016	13.88901	15.37133	17,640
01/01/2017 to 12/31/2017	15.37133	17.59610	14,284
01/01/2018 to 12/31/2018	17.59610	15.42047	565
01/01/2019 to 12/31/2019	15.42047	19.45734	84
01/01/2020 to 12/31/2020	19.45734	19.71971	0
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.36976	10.76129	5,479
01/01/2012 to 12/31/2012	10.76129	12.55624	5,009
01/01/2013 to 12/31/2013	12.55624	16.19167	16,846
01/01/2014 to 12/31/2014	16.19167	17.61574	16,929
01/01/2015 to 12/31/2015	17.61574	16.20705	20,798
01/01/2016 to 12/31/2016	16.20705	16.07090	15,067
01/01/2017 to 12/31/2017	16.07090	19.92575	15,273
01/01/2018 to 12/31/2018	19.92575	18.58961	7,414
01/01/2019 to 12/31/2019	18.58961	23.60265	2,590
01/01/2020 to 12/31/2020	23.60265	31.04606	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.18938	10.64447	1,111
01/01/2012 to 12/31/2012	10.64447	12.16168	1,156
01/01/2013 to 12/31/2013	12.16168	16.84763	454
01/01/2014 to 12/31/2014	16.84763	18.77699	348
01/01/2015 to 12/31/2015	18.77699	17.28431	314
01/01/2016 to 12/31/2016	17.28431	19.93589	285
01/01/2017 to 12/31/2017	19.93589	22.13065	446
01/01/2018 to 12/31/2018	22.13065	18.03592	327
01/01/2019 to 12/31/2019	18.03592	21.29151	69
01/01/2020 to 12/31/2020	21.29151	20.39901	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.55451	10.39894	74,077
01/01/2012 to 12/31/2012	10.39894	11.19608	60,513
01/01/2013 to 12/31/2013	11.19608	11.92788	18,687
01/01/2014 to 12/31/2014	11.92788	12.30764	25,663
01/01/2015 to 12/31/2015	12.30764	12.02328	17,500
01/01/2016 to 12/31/2016	12.02328	12.37743	14,771
01/01/2017 to 12/31/2017	12.37743	13.29818	22,188
01/01/2018 to 12/31/2018	13.29818	12.60219	12,160
01/01/2019 to 12/31/2019	12.60219	14.10543	803
01/01/2020 to 12/31/2020	14.10543	15.00941	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01788	10.05643	0
01/01/2012 to 12/31/2012	10.05643	10.50712	0
01/01/2013 to 12/31/2013	10.50712	10.01269	0
01/01/2014 to 12/31/2014	10.01269	10.35944	73
01/01/2015 to 12/31/2015	10.35944	10.07855	647
01/01/2016 to 12/31/2016	10.07855	10.24604	305
01/01/2017 to 12/31/2017	10.24604	10.56250	914
01/01/2018 to 12/31/2018	10.56250	10.21860	777
01/01/2019 to 12/31/2019	10.21860	10.94066	66
01/01/2020 to 12/31/2020	10.94066	11.31829	0
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	11.46234	10.48701	32,403
01/01/2012 to 12/31/2012	10.48701	11.55136	27,188
01/01/2013 to 12/31/2013	11.55136	13.18697	10,350
01/01/2014 to 12/31/2014	13.18697	14.04719	17,161
01/01/2015 to 12/31/2015	14.04719	13.61907	27,151
01/01/2016 to 12/31/2016	13.61907	14.62732	17,034
01/01/2017 to 12/31/2017	14.62732	16.56694	40,372
01/01/2018 to 12/31/2018	16.56694	14.93130	22,266
01/01/2019 to 12/31/2019	14.93130	17.35892	3,095
01/01/2020 to 12/31/2020	17.35892	17.92538	0
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	10.84746	10.94802	4,442
01/01/2012 to 12/31/2012	10.94802	12.68749	3,934
01/01/2013 to 12/31/2013	12.68749	16.39033	1,387
01/01/2014 to 12/31/2014	16.39033	18.74107	2,381
01/01/2015 to 12/31/2015	18.74107	18.84482	1,547
01/01/2016 to 12/31/2016	18.84482	21.11353	1,059
01/01/2017 to 12/31/2017	21.11353	25.18093	1,597
01/01/2018 to 12/31/2018	25.18093	22.54238	787
01/01/2019 to 12/31/2019	22.54238	27.37015	0
01/01/2020 to 12/31/2020	27.37015	25.31445	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99796	8.85121	0
01/01/2012 to 12/31/2012	8.85121	9.77011	0
01/01/2013 to 12/31/2013	9.77011	11.66555	0
01/01/2014 to 12/31/2014	11.66555	12.11951	0
01/01/2015 to 12/31/2015	12.11951	11.84042	0
01/01/2016 to 12/31/2016	11.84042	12.28129	0
01/01/2017 to 12/31/2017	12.28129	14.16066	0
01/01/2018 to 12/31/2018	14.16066	12.91015	0
01/01/2019 to 12/31/2019	12.91015	15.26440	0
01/01/2020 to 12/31/2020	15.26440	16.61408	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.10887	10.26372	19,430
01/01/2012 to 12/31/2012	10.26372	12.02157	15,063
01/01/2013 to 12/31/2013	12.02157	16.51317	15,604
01/01/2014 to 12/31/2014	16.51317	16.90455	15,014
01/01/2015 to 12/31/2015	16.90455	16.71051	1,785
01/01/2016 to 12/31/2016	16.71051	17.55716	1,139
01/01/2017 to 12/31/2017	17.55716	21.87116	1,673
01/01/2018 to 12/31/2018	21.87116	19.01897	860
01/01/2019 to 12/31/2019	19.01897	25.32172	77
01/01/2020 to 12/31/2020	25.32172	33.39325	0
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.56702	12.13960	4,510
01/01/2012 to 12/31/2012	12.13960	13.28352	12,162
01/01/2013 to 12/31/2013	13.28352	17.51609	13,759
01/01/2014 to 12/31/2014	17.51609	17.73947	14,611
01/01/2015 to 12/31/2015	17.73947	17.44072	17,568
01/01/2016 to 12/31/2016	17.44072	19.06913	12,087
01/01/2017 to 12/31/2017	19.06913	23.05233	9,425
01/01/2018 to 12/31/2018	23.05233	20.59461	4,469
01/01/2019 to 12/31/2019	20.59461	26.14127	2,087
01/01/2020 to 12/31/2020	26.14127	37.84145	0
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.42118	10.47587	19,522
01/01/2012 to 12/31/2012	10.47587	12.07466	21,734
01/01/2013 to 12/31/2013	12.07466	16.18447	26,649
01/01/2014 to 12/31/2014	16.18447	16.61963	25,529
01/01/2015 to 12/31/2015	16.61963	15.51363	18,484
01/01/2016 to 12/31/2016	15.51363	19.55435	11,480
01/01/2017 to 12/31/2017	19.55435	20.47823	11,368
01/01/2018 to 12/31/2018	20.47823	16.56301	6,038
01/01/2019 to 12/31/2019	16.56301	19.70854	3,011
01/01/2020 to 12/31/2020	19.70854	19.39154	0
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.65016	10.59574	52,722
01/01/2012 to 12/31/2012	10.59574	11.73064	47,777
01/01/2013 to 12/31/2013	11.73064	13.36952	23,073
01/01/2014 to 12/31/2014	13.36952	13.80879	41,887
01/01/2015 to 12/31/2015	13.80879	13.47606	39,735
01/01/2016 to 12/31/2016	13.47606	14.13850	27,895
01/01/2017 to 12/31/2017	14.13850	15.91827	39,303
01/01/2018 to 12/31/2018	15.91827	14.69909	21,180
01/01/2019 to 12/31/2019	14.69909	17.32791	7,084
01/01/2020 to 12/31/2020	17.32791	19.02209	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.09254	10.63770	3,274
01/01/2012 to 12/31/2012	10.63770	12.20110	4,417
01/01/2013 to 12/31/2013	12.20110	17.14257	26,332
01/01/2014 to 12/31/2014	17.14257	18.11822	24,539
01/01/2015 to 12/31/2015	18.11822	19.36822	30,822
01/01/2016 to 12/31/2016	19.36822	19.40469	16,864
01/01/2017 to 12/31/2017	19.40469	26.10277	13,878
01/01/2018 to 12/31/2018	26.10277	26.44420	6,313
01/01/2019 to 12/31/2019	26.44420	33.07872	2,735
01/01/2020 to 12/31/2020	33.07872	45.11383	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.62574	10.31479	18,760
01/01/2012 to 12/31/2012	10.31479	11.41003	22,780
01/01/2013 to 12/31/2013	11.41003	14.98514	275
01/01/2014 to 12/31/2014	14.98514	14.84571	532
01/01/2015 to 12/31/2015	14.84571	13.60370	338
01/01/2016 to 12/31/2016	13.60370	14.08438	216
01/01/2017 to 12/31/2017	14.08438	16.01470	508
01/01/2018 to 12/31/2018	16.01470	14.10329	489
01/01/2019 to 12/31/2019	14.10329	17.33060	75
01/01/2020 to 12/31/2020	17.33060	17.25926	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.43090	9.48762	14,535
01/01/2012 to 12/31/2012	9.48762	9.58963	7,856
01/01/2013 to 12/31/2013	9.58963	10.79343	2,686
01/01/2014 to 12/31/2014	10.79343	9.64854	5,197
01/01/2015 to 12/31/2015	9.64854	7.59992	5,051
01/01/2016 to 12/31/2016	7.59992	9.23919	3,208
01/01/2017 to 12/31/2017	9.23919	9.94245	5,276
01/01/2018 to 12/31/2018	9.94245	8.08245	2,945
01/01/2019 to 12/31/2019	8.08245	9.21429	117
01/01/2020 to 12/31/2020	9.21429	8.78866	0
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.45566	10.78976	16,844
01/01/2012 to 12/31/2012	10.78976	12.46281	22,195
01/01/2013 to 12/31/2013	12.46281	16.09848	28,579
01/01/2014 to 12/31/2014	16.09848	18.05487	25,639
01/01/2015 to 12/31/2015	18.05487	16.44857	1,470
01/01/2016 to 12/31/2016	16.44857	18.29245	1,074
01/01/2017 to 12/31/2017	18.29245	21.15246	2,133
01/01/2018 to 12/31/2018	21.15246	17.22172	1,101
01/01/2019 to 12/31/2019	17.22172	20.01619	390
01/01/2020 to 12/31/2020	20.01619	18.39086	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	9.99796	8.78899	0
01/01/2012 to 12/31/2012	8.78899	9.51705	118
01/01/2013 to 12/31/2013	9.51705	11.18739	63
01/01/2014 to 12/31/2014	11.18739	11.51400	487
01/01/2015 to 12/31/2015	11.51400	11.16085	318
01/01/2016 to 12/31/2016	11.16085	11.59846	370
01/01/2017 to 12/31/2017	11.59846	12.85320	437
01/01/2018 to 12/31/2018	12.85320	11.91008	634
01/01/2019 to 12/31/2019	11.91008	14.00633	0
01/01/2020 to 12/31/2020	14.00633	14.57294	0
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.35895	10.71447	39,210
01/01/2012 to 12/31/2012	10.71447	11.27233	52,035
01/01/2013 to 12/31/2013	11.27233	10.83198	79,898
01/01/2014 to 12/31/2014	10.83198	11.32715	76,163
01/01/2015 to 12/31/2015	11.32715	11.18621	56,025
01/01/2016 to 12/31/2016	11.18621	11.47470	39,766
01/01/2017 to 12/31/2017	11.47470	11.90051	45,126
01/01/2018 to 12/31/2018	11.90051	11.34449	22,736
01/01/2019 to 12/31/2019	11.34449	12.42785	11,209
01/01/2020 to 12/31/2020	12.42785	13.10648	0
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.05357	9.68945	9,842
01/01/2012 to 12/31/2012	9.68945	10.79903	9,387
01/01/2013 to 12/31/2013	10.79903	11.75851	16,082
01/01/2014 to 12/31/2014	11.75851	12.08662	12,449
01/01/2015 to 12/31/2015	12.08662	11.58176	11,799
01/01/2016 to 12/31/2016	11.58176	12.19380	58,255
01/01/2017 to 12/31/2017	12.19380	13.59275	55,839
01/01/2018 to 12/31/2018	13.59275	12.36263	53,954
01/01/2019 to 12/31/2019	12.36263	14.20530	57,784
01/01/2020 to 12/31/2020	14.20530	14.65795	53,283
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.59254	10.49952	1,409
01/01/2012 to 12/31/2012	10.49952	11.81435	13,906
01/01/2013 to 12/31/2013	11.81435	13.63409	17,094
01/01/2014 to 12/31/2014	13.63409	14.32368	21,722
01/01/2015 to 12/31/2015	14.32368	14.29579	28,264
01/01/2016 to 12/31/2016	14.29579	15.16031	40,326
01/01/2017 to 12/31/2017	15.16031	17.55127	40,971
01/01/2018 to 12/31/2018	17.55127	16.35373	41,571
01/01/2019 to 12/31/2019	16.35373	19.73136	39,542
01/01/2020 to 12/31/2020	19.73136	21.62240	36,733
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.99007	9.71160	2,230
01/01/2012 to 12/31/2012	9.71160	10.60403	9,000
01/01/2013 to 12/31/2013	10.60403	11.80510	15,625
01/01/2014 to 12/31/2014	11.80510	12.28896	17,952
01/01/2015 to 12/31/2015	12.28896	12.14719	39,609
01/01/2016 to 12/31/2016	12.14719	12.60617	70,738
01/01/2017 to 12/31/2017	12.60617	14.50774	72,137
01/01/2018 to 12/31/2018	14.50774	13.22832	62,479
01/01/2019 to 12/31/2019	13.22832	15.46111	60,618
01/01/2020 to 12/31/2020	15.46111	17.46615	57,204
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.40804	10.17985	36,090
01/01/2012 to 12/31/2012	10.17985	11.33645	46,569
01/01/2013 to 12/31/2013	11.33645	13.20498	78,022
01/01/2014 to 12/31/2014	13.20498	13.92690	82,484
01/01/2015 to 12/31/2015	13.92690	13.85466	110,542
01/01/2016 to 12/31/2016	13.85466	14.58164	100,742
01/01/2017 to 12/31/2017	14.58164	16.58958	111,586
01/01/2018 to 12/31/2018	16.58958	15.61408	129,875
01/01/2019 to 12/31/2019	15.61408	18.46124	136,065
01/01/2020 to 12/31/2020	18.46124	20.42947	127,599

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.77276	11.91843	2,162
01/01/2012 to 12/31/2012	11.91843	12.35443	2,629
01/01/2013 to 12/31/2013	12.35443	11.96593	8,160
01/01/2014 to 12/31/2014	11.96593	11.83586	5,014
01/01/2015 to 12/31/2015	11.83586	11.77554	9,173
01/01/2016 to 12/31/2016	11.77554	11.85025	10,593
01/01/2017 to 12/31/2017	11.85025	11.93304	11,778
01/01/2018 to 12/31/2018	11.93304	11.90270	11,882
01/01/2019 to 12/31/2019	11.90270	12.32937	11,722
01/01/2020 to 12/31/2020	12.32937	12.51982	18,346
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.57524	12.84647	1,058
01/01/2012 to 12/31/2012	12.84647	13.90489	4,226
01/01/2013 to 12/31/2013	13.90489	13.51422	32,270
01/01/2014 to 12/31/2014	13.51422	13.94662	13,001
01/01/2015 to 12/31/2015	13.94662	13.51743	11,906
01/01/2016 to 12/31/2016	13.51743	13.94960	11,716
01/01/2017 to 12/31/2017	13.94960	14.41424	14,583
01/01/2018 to 12/31/2018	14.41424	14.17661	12,110
01/01/2019 to 12/31/2019	14.17661	15.33112	13,689
01/01/2020 to 12/31/2020	15.33112	16.29730	12,574
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	9.88109	9.54594	11,275
01/01/2012 to 12/31/2012	9.54594	10.74833	18,256
01/01/2013 to 12/31/2013	10.74833	13.05551	12,520
01/01/2014 to 12/31/2014	13.05551	13.83039	35,764
01/01/2015 to 12/31/2015	13.83039	13.76649	69,346
01/01/2016 to 12/31/2016	13.76649	14.56220	64,741
01/01/2017 to 12/31/2017	14.56220	16.99771	74,180
01/01/2018 to 12/31/2018	16.99771	15.78215	63,282
01/01/2019 to 12/31/2019	15.78215	19.10225	61,886
01/01/2020 to 12/31/2020	19.10225	21.45112	57,231
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.76197	9.17833	0
01/01/2012 to 12/31/2012	9.17833	11.52315	760
01/01/2013 to 12/31/2013	11.52315	11.90508	736
01/01/2014 to 12/31/2014	11.90508	13.42844	2,063
01/01/2015 to 12/31/2015	13.42844	13.28358	3,416
01/01/2016 to 12/31/2016	13.28358	13.26990	3,441
01/01/2017 to 12/31/2017	13.26990	14.56915	3,330
01/01/2018 to 12/31/2018	14.56915	13.74481	2,557
01/01/2019 to 12/31/2019	13.74481	17.02803	2,456
01/01/2020 to 12/31/2020	17.02803	16.36283	2,344
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	8.36127	8.82419	0
01/01/2012 to 12/31/2012	8.82419	10.07765	18
01/01/2013 to 12/31/2013	10.07765	10.29050	2,386
01/01/2014 to 12/31/2014	10.29050	13.33818	5,228
01/01/2015 to 12/31/2015	13.33818	13.84584	8,747
01/01/2016 to 12/31/2016	13.84584	14.36896	8,506
01/01/2017 to 12/31/2017	14.36896	15.11555	8,493
01/01/2018 to 12/31/2018	15.11555	14.25356	5,313
01/01/2019 to 12/31/2019	14.25356	18.51789	5,324
01/01/2020 to 12/31/2020	18.51789	17.81454	5,719

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.15868	8.80869	0
01/01/2012 to 12/31/2012	8.80869	10.28504	0
01/01/2013 to 12/31/2013	10.28504	10.20593	0
01/01/2014 to 12/31/2014	10.20593	9.63174	0
01/01/2015 to 12/31/2015	9.63174	7.94129	279
01/01/2016 to 12/31/2016	7.94129	8.83470	270
01/01/2017 to 12/31/2017	8.83470	11.05480	263
01/01/2018 to 12/31/2018	11.05480	9.40746	254
01/01/2019 to 12/31/2019	9.40746	10.55768	246
01/01/2020 to 12/31/2020	10.55768	10.87757	238
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.70021	9.45972	1,311
01/01/2012 to 12/31/2012	9.45972	10.36217	15,691
01/01/2013 to 12/31/2013	10.36217	11.77393	20,997
01/01/2014 to 12/31/2014	11.77393	12.02477	19,045
01/01/2015 to 12/31/2015	12.02477	12.02372	17,118
01/01/2016 to 12/31/2016	12.02372	12.41117	36,892
01/01/2017 to 12/31/2017	12.41117	14.31272	39,835
01/01/2018 to 12/31/2018	14.31272	13.07285	34,514
01/01/2019 to 12/31/2019	13.07285	15.53206	35,624
01/01/2020 to 12/31/2020	15.53206	16.72529	34,441
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99973	10.07671	4,785
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.32606	10.17206	0
01/01/2012 to 12/31/2012	10.17206	11.09154	9,423
01/01/2013 to 12/31/2013	11.09154	12.06017	13,204
01/01/2014 to 12/31/2014	12.06017	12.42331	17,974
01/01/2015 to 12/31/2015	12.42331	12.18843	17,295
01/01/2016 to 12/31/2016	12.18843	12.70214	33,949
01/01/2017 to 12/31/2017	12.70214	14.12146	31,336
01/01/2018 to 12/31/2018	14.12146	12.99418	29,825
01/01/2019 to 12/31/2019	12.99418	14.92684	28,437
01/01/2020 to 12/31/2020	14.92684	16.10419	27,618
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	12.07909	12.11532	0
01/01/2012 to 12/31/2012	12.11532	13.87726	592
01/01/2013 to 12/31/2013	13.87726	19.07270	1,617
01/01/2014 to 12/31/2014	19.07270	20.24314	1,633
01/01/2015 to 12/31/2015	20.24314	18.94153	2,968
01/01/2016 to 12/31/2016	18.94153	23.31383	5,254
01/01/2017 to 12/31/2017	23.31383	25.89693	5,767
01/01/2018 to 12/31/2018	25.89693	22.03326	5,946
01/01/2019 to 12/31/2019	22.03326	26.75324	5,715
01/01/2020 to 12/31/2020	26.75324	27.13377	7,876

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.27485	10.17598	7,315
01/01/2012 to 12/31/2012	10.17598	10.07626	2,251
01/01/2013 to 12/31/2013	10.07626	9.97714	1,433
01/01/2014 to 12/31/2014	9.97714	9.87852	23,288
01/01/2015 to 12/31/2015	9.87852	9.78032	11,823
01/01/2016 to 12/31/2016	9.78032	9.68399	9,858
01/01/2017 to 12/31/2017	9.68399	9.62117	6,683
01/01/2018 to 12/31/2018	9.62117	9.64920	6,280
01/01/2019 to 12/31/2019	9.64920	9.71522	6,305
01/01/2020 to 12/31/2020	9.71522	9.64093	10,568
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.08074	11.31919	0
01/01/2012 to 12/31/2012	11.31919	12.76194	1,142
01/01/2013 to 12/31/2013	12.76194	13.54280	2,602
01/01/2014 to 12/31/2014	13.54280	13.75166	4,729
01/01/2015 to 12/31/2015	13.75166	13.13027	7,415
01/01/2016 to 12/31/2016	13.13027	15.00201	10,073
01/01/2017 to 12/31/2017	15.00201	15.96360	11,839
01/01/2018 to 12/31/2018	15.96360	15.49079	13,922
01/01/2019 to 12/31/2019	15.49079	17.68393	14,032
01/01/2020 to 12/31/2020	17.68393	17.97045	12,749
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	7.55590	7.16817	0
01/01/2012 to 12/31/2012	7.16817	8.29561	32
01/01/2013 to 12/31/2013	8.29561	11.48738	677
01/01/2014 to 12/31/2014	11.48738	12.93708	3,267
01/01/2015 to 12/31/2015	12.93708	11.80525	3,857
01/01/2016 to 12/31/2016	11.80525	14.01298	9,295
01/01/2017 to 12/31/2017	14.01298	16.53743	7,366
01/01/2018 to 12/31/2018	16.53743	14.05575	6,464
01/01/2019 to 12/31/2019	14.05575	18.02518	9,203
01/01/2020 to 12/31/2020	18.02518	17.89519	8,234
AST International Growth Portfolio
01/01/2011 to 12/31/2011	9.01789	7.77483	0
01/01/2012 to 12/31/2012	7.77483	9.26557	0
01/01/2013 to 12/31/2013	9.26557	10.92201	0
01/01/2014 to 12/31/2014	10.92201	10.21646	0
01/01/2015 to 12/31/2015	10.21646	10.43383	177
01/01/2016 to 12/31/2016	10.43383	9.94030	484
01/01/2017 to 12/31/2017	9.94030	13.32866	471
01/01/2018 to 12/31/2018	13.32866	11.43688	689
01/01/2019 to 12/31/2019	11.43688	14.95971	1,498
01/01/2020 to 12/31/2020	14.95971	19.45065	3,052
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.17929	7.94794	0
01/01/2012 to 12/31/2012	7.94794	9.18156	0
01/01/2013 to 12/31/2013	9.18156	10.86035	0
01/01/2014 to 12/31/2014	10.86035	10.03208	0
01/01/2015 to 12/31/2015	10.03208	10.01389	121
01/01/2016 to 12/31/2016	10.01389	9.97240	223
01/01/2017 to 12/31/2017	9.97240	12.12628	218
01/01/2018 to 12/31/2018	12.12628	10.06836	444
01/01/2019 to 12/31/2019	10.06836	11.96465	421
01/01/2020 to 12/31/2020	11.96465	11.77440	294

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.13569	9.97825	0
01/01/2012 to 12/31/2012	9.97825	11.22134	4,842
01/01/2013 to 12/31/2013	11.22134	12.91910	5,595
01/01/2014 to 12/31/2014	12.91910	13.60521	5,755
01/01/2015 to 12/31/2015	13.60521	13.32949	12,579
01/01/2016 to 12/31/2016	13.32949	13.88622	21,440
01/01/2017 to 12/31/2017	13.88622	16.08024	31,265
01/01/2018 to 12/31/2018	16.08024	14.74659	20,087
01/01/2019 to 12/31/2019	14.74659	17.43752	20,683
01/01/2020 to 12/31/2020	17.43752	19.53693	21,225
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	9.09678	8.18270	0
01/01/2012 to 12/31/2012	8.18270	9.87658	38
01/01/2013 to 12/31/2013	9.87658	11.28094	1,177
01/01/2014 to 12/31/2014	11.28094	10.45830	5,285
01/01/2015 to 12/31/2015	10.45830	10.06541	7,770
01/01/2016 to 12/31/2016	10.06541	10.15840	13,345
01/01/2017 to 12/31/2017	10.15840	13.03844	17,596
01/01/2018 to 12/31/2018	13.03844	10.65367	16,625
01/01/2019 to 12/31/2019	10.65367	13.41967	14,512
01/01/2020 to 12/31/2020	13.41967	15.02475	15,272
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.65289	10.57215	0
01/01/2012 to 12/31/2012	10.57215	11.58947	5,069
01/01/2013 to 12/31/2013	11.58947	12.74066	4,886
01/01/2014 to 12/31/2014	12.74066	13.30181	7,091
01/01/2015 to 12/31/2015	13.30181	13.14611	7,319
01/01/2016 to 12/31/2016	13.14611	13.51574	10,350
01/01/2017 to 12/31/2017	13.51574	15.00708	10,368
01/01/2018 to 12/31/2018	15.00708	14.09612	10,756
01/01/2019 to 12/31/2019	14.09612	15.99541	10,299
01/01/2020 to 12/31/2020	15.99541	17.63488	13,626
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.35164	11.31377	0
01/01/2012 to 12/31/2012	11.31377	12.90295	0
01/01/2013 to 12/31/2013	12.90295	17.43738	0
01/01/2014 to 12/31/2014	17.43738	18.90555	123
01/01/2015 to 12/31/2015	18.90555	20.70893	112
01/01/2016 to 12/31/2016	20.70893	20.20390	239
01/01/2017 to 12/31/2017	20.20390	27.17167	159
01/01/2018 to 12/31/2018	27.17167	26.46778	452
01/01/2019 to 12/31/2019	26.46778	34.74953	441
01/01/2020 to 12/31/2020	34.74953	52.99759	3,224
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	9.74903	9.56442	2,470
01/01/2012 to 12/31/2012	9.56442	10.63120	16
01/01/2013 to 12/31/2013	10.63120	14.37959	0
01/01/2014 to 12/31/2014	14.37959	15.74482	918
01/01/2015 to 12/31/2015	15.74482	17.15902	3,508
01/01/2016 to 12/31/2016	17.15902	17.93663	6,527
01/01/2017 to 12/31/2017	17.93663	23.61802	8,926
01/01/2018 to 12/31/2018	23.61802	22.75449	10,392
01/01/2019 to 12/31/2019	22.75449	29.65526	11,501
01/01/2020 to 12/31/2020	29.65526	38.63746	12,095

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.33903	9.91614	314
01/01/2012 to 12/31/2012	9.91614	12.08368	337
01/01/2013 to 12/31/2013	12.08368	15.27018	4,344
01/01/2014 to 12/31/2014	15.27018	15.66783	4,112
01/01/2015 to 12/31/2015	15.66783	15.28549	4,825
01/01/2016 to 12/31/2016	15.28549	16.21071	4,324
01/01/2017 to 12/31/2017	16.21071	19.87703	6,521
01/01/2018 to 12/31/2018	19.87703	17.79928	8,219
01/01/2019 to 12/31/2019	17.79928	22.90247	7,551
01/01/2020 to 12/31/2020	22.90247	25.89091	6,797
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99918	10.37057	17
01/01/2013 to 12/31/2013	10.37057	12.20998	0
01/01/2014 to 12/31/2014	12.20998	12.71038	1,615
01/01/2015 to 12/31/2015	12.71038	12.42824	1,589
01/01/2016 to 12/31/2016	12.42824	12.83725	1,745
01/01/2017 to 12/31/2017	12.83725	14.80668	2,688
01/01/2018 to 12/31/2018	14.80668	13.44632	2,614
01/01/2019 to 12/31/2019	13.44632	16.34372	3,189
01/01/2020 to 12/31/2020	16.34372	17.77964	19,190
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.04775	9.88927	0
01/01/2012 to 12/31/2012	9.88927	11.46400	15
01/01/2013 to 12/31/2013	11.46400	15.51686	6,540
01/01/2014 to 12/31/2014	15.51686	16.70138	2,126
01/01/2015 to 12/31/2015	16.70138	17.73141	5,454
01/01/2016 to 12/31/2016	17.73141	17.89169	9,454
01/01/2017 to 12/31/2017	17.89169	23.15489	10,751
01/01/2018 to 12/31/2018	23.15489	23.41734	13,070
01/01/2019 to 12/31/2019	23.41734	31.94467	13,410
01/01/2020 to 12/31/2020	31.94467	41.26780	13,214
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.42903	11.93976	0
01/01/2012 to 12/31/2012	11.93976	14.14015	1,396
01/01/2013 to 12/31/2013	14.14015	18.50694	2,504
01/01/2014 to 12/31/2014	18.50694	20.43596	5,031
01/01/2015 to 12/31/2015	20.43596	19.08331	9,822
01/01/2016 to 12/31/2016	19.08331	19.20543	11,310
01/01/2017 to 12/31/2017	19.20543	24.16719	11,658
01/01/2018 to 12/31/2018	24.16719	22.88626	10,786
01/01/2019 to 12/31/2019	22.88626	29.49267	15,236
01/01/2020 to 12/31/2020	29.49267	39.37383	14,780
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.97960	9.63540	0
01/01/2012 to 12/31/2012	9.63540	11.17393	23
01/01/2013 to 12/31/2013	11.17393	15.71072	2,215
01/01/2014 to 12/31/2014	15.71072	17.77178	3,289
01/01/2015 to 12/31/2015	17.77178	16.60400	6,129
01/01/2016 to 12/31/2016	16.60400	19.43671	9,777
01/01/2017 to 12/31/2017	19.43671	21.89837	11,748
01/01/2018 to 12/31/2018	21.89837	18.11547	10,325
01/01/2019 to 12/31/2019	18.11547	21.70530	9,686
01/01/2020 to 12/31/2020	21.70530	21.10671	10,633

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.15697	11.15675	59,232
01/01/2012 to 12/31/2012	11.15675	12.19226	56,097
01/01/2013 to 12/31/2013	12.19226	13.18351	54,932
01/01/2014 to 12/31/2014	13.18351	13.80684	67,255
01/01/2015 to 12/31/2015	13.80684	13.68969	85,772
01/01/2016 to 12/31/2016	13.68969	14.30327	117,927
01/01/2017 to 12/31/2017	14.30327	15.59655	111,480
01/01/2018 to 12/31/2018	15.59655	15.00285	131,207
01/01/2019 to 12/31/2019	15.00285	17.04382	126,955
01/01/2020 to 12/31/2020	17.04382	18.40748	123,975
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.65573	8.96603	1,599
01/01/2012 to 12/31/2012	8.96603	10.02421	2,311
01/01/2013 to 12/31/2013	10.02421	11.61472	3,986
01/01/2014 to 12/31/2014	11.61472	12.55744	33,927
01/01/2015 to 12/31/2015	12.55744	12.35696	57,879
01/01/2016 to 12/31/2016	12.35696	13.46983	58,768
01/01/2017 to 12/31/2017	13.46983	15.48350	86,855
01/01/2018 to 12/31/2018	15.48350	14.16509	96,986
01/01/2019 to 12/31/2019	14.16509	16.71458	96,298
01/01/2020 to 12/31/2020	16.71458	17.51827	90,630
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	8.64622	8.85664	1,546
01/01/2012 to 12/31/2012	8.85664	10.41779	1,532
01/01/2013 to 12/31/2013	10.41779	13.65949	2,489
01/01/2014 to 12/31/2014	13.65949	15.85219	3,284
01/01/2015 to 12/31/2015	15.85219	16.17865	3,413
01/01/2016 to 12/31/2016	16.17865	18.39686	7,896
01/01/2017 to 12/31/2017	18.39686	22.26804	10,039
01/01/2018 to 12/31/2018	22.26804	20.23491	10,090
01/01/2019 to 12/31/2019	20.23491	24.93613	10,020
01/01/2020 to 12/31/2020	24.93613	23.40867	10,101
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99918	8.93992	0
01/01/2012 to 12/31/2012	8.93992	10.01604	0
01/01/2013 to 12/31/2013	10.01604	12.13798	0
01/01/2014 to 12/31/2014	12.13798	12.79898	233
01/01/2015 to 12/31/2015	12.79898	12.69136	925
01/01/2016 to 12/31/2016	12.69136	13.36031	493
01/01/2017 to 12/31/2017	13.36031	15.63441	8,285
01/01/2018 to 12/31/2018	15.63441	14.46842	14,417
01/01/2019 to 12/31/2019	14.46842	17.36278	17,654
01/01/2020 to 12/31/2020	17.36278	19.18082	16,615
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	10.41905	8.96343	354
01/01/2012 to 12/31/2012	8.96343	10.65604	369
01/01/2013 to 12/31/2013	10.65604	14.85632	1,278
01/01/2014 to 12/31/2014	14.85632	15.43593	1,968
01/01/2015 to 12/31/2015	15.43593	15.48715	5,973
01/01/2016 to 12/31/2016	15.48715	16.51462	7,456
01/01/2017 to 12/31/2017	16.51462	20.87920	8,751
01/01/2018 to 12/31/2018	20.87920	18.42985	10,952
01/01/2019 to 12/31/2019	18.42985	24.90454	11,164
01/01/2020 to 12/31/2020	24.90454	33.33401	12,530

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.06406	11.82778	0
01/01/2012 to 12/31/2012	11.82778	13.13644	0
01/01/2013 to 12/31/2013	13.13644	17.58113	0
01/01/2014 to 12/31/2014	17.58113	18.07191	1,089
01/01/2015 to 12/31/2015	18.07191	18.03357	1,176
01/01/2016 to 12/31/2016	18.03357	20.01168	1,411
01/01/2017 to 12/31/2017	20.01168	24.55270	1,295
01/01/2018 to 12/31/2018	24.55270	22.26553	1,222
01/01/2019 to 12/31/2019	22.26553	28.68509	2,026
01/01/2020 to 12/31/2020	28.68509	42.14436	1,742
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.30053	9.58913	0
01/01/2012 to 12/31/2012	9.58913	11.21832	23
01/01/2013 to 12/31/2013	11.21832	15.26149	3,645
01/01/2014 to 12/31/2014	15.26149	15.90635	1,575
01/01/2015 to 12/31/2015	15.90635	15.07015	2,752
01/01/2016 to 12/31/2016	15.07015	19.27868	5,117
01/01/2017 to 12/31/2017	19.27868	20.49063	3,630
01/01/2018 to 12/31/2018	20.49063	16.82275	5,368
01/01/2019 to 12/31/2019	16.82275	20.31714	4,312
01/01/2020 to 12/31/2020	20.31714	20.28945	3,785
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.52807	10.63067	3,039
01/01/2012 to 12/31/2012	10.63067	11.94592	23,637
01/01/2013 to 12/31/2013	11.94592	13.81861	32,182
01/01/2014 to 12/31/2014	13.81861	14.48626	39,114
01/01/2015 to 12/31/2015	14.48626	14.34890	45,867
01/01/2016 to 12/31/2016	14.34890	15.27883	82,583
01/01/2017 to 12/31/2017	15.27883	17.45860	102,240
01/01/2018 to 12/31/2018	17.45860	16.36414	98,803
01/01/2019 to 12/31/2019	16.36414	19.57926	98,217
01/01/2020 to 12/31/2020	19.57926	21.81517	95,121
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.20897	10.91000	0
01/01/2012 to 12/31/2012	10.91000	12.70117	0
01/01/2013 to 12/31/2013	12.70117	18.11188	1,087
01/01/2014 to 12/31/2014	18.11188	19.42910	5,419
01/01/2015 to 12/31/2015	19.42910	21.08029	9,928
01/01/2016 to 12/31/2016	21.08029	21.43515	9,524
01/01/2017 to 12/31/2017	21.43515	29.26401	9,793
01/01/2018 to 12/31/2018	29.26401	30.09300	4,083
01/01/2019 to 12/31/2019	30.09300	38.20629	4,763
01/01/2020 to 12/31/2020	38.20629	52.88590	4,760
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.25078	8.12903	0
01/01/2012 to 12/31/2012	8.12903	9.12709	19
01/01/2013 to 12/31/2013	9.12709	12.16608	1,169
01/01/2014 to 12/31/2014	12.16608	12.23327	2,902
01/01/2015 to 12/31/2015	12.23327	11.37778	2,087
01/01/2016 to 12/31/2016	11.37778	11.95569	1,841
01/01/2017 to 12/31/2017	11.95569	13.79697	2,603
01/01/2018 to 12/31/2018	13.79697	12.33326	8,386
01/01/2019 to 12/31/2019	12.33326	15.38238	33,000
01/01/2020 to 12/31/2020	15.38238	15.54840	57,586

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	12.17409	10.25550	854
01/01/2012 to 12/31/2012	10.25550	10.52125	853
01/01/2013 to 12/31/2013	10.52125	12.01930	4,036
01/01/2014 to 12/31/2014	12.01930	10.90540	3,053
01/01/2015 to 12/31/2015	10.90540	8.71869	2,325
01/01/2016 to 12/31/2016	8.71869	10.75741	5,898
01/01/2017 to 12/31/2017	10.75741	11.74892	6,098
01/01/2018 to 12/31/2018	11.74892	9.69486	6,071
01/01/2019 to 12/31/2019	9.69486	11.21779	6,119
01/01/2020 to 12/31/2020	11.21779	10.86002	5,654
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.42410	9.96483	0
01/01/2012 to 12/31/2012	9.96483	11.68256	23
01/01/2013 to 12/31/2013	11.68256	15.31633	5,856
01/01/2014 to 12/31/2014	15.31633	17.43481	2,771
01/01/2015 to 12/31/2015	17.43481	16.12146	4,122
01/01/2016 to 12/31/2016	16.12146	18.19606	3,010
01/01/2017 to 12/31/2017	18.19606	21.35480	2,866
01/01/2018 to 12/31/2018	21.35480	17.64836	1,679
01/01/2019 to 12/31/2019	17.64836	20.81892	1,615
01/01/2020 to 12/31/2020	20.81892	19.41485	1,016
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	9.80618	8.70580	0
01/01/2012 to 12/31/2012	8.70580	9.56832	35
01/01/2013 to 12/31/2013	9.56832	11.41596	0
01/01/2014 to 12/31/2014	11.41596	11.92516	4,247
01/01/2015 to 12/31/2015	11.92516	11.73237	5,333
01/01/2016 to 12/31/2016	11.73237	12.37437	11,290
01/01/2017 to 12/31/2017	12.37437	13.91758	15,663
01/01/2018 to 12/31/2018	13.91758	13.09050	9,817
01/01/2019 to 12/31/2019	13.09050	15.62487	10,167
01/01/2020 to 12/31/2020	15.62487	16.50039	9,403
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	11.05727	11.60740	0
01/01/2012 to 12/31/2012	11.60740	12.39484	1,828
01/01/2013 to 12/31/2013	12.39484	12.08896	1,727
01/01/2014 to 12/31/2014	12.08896	12.83064	1,641
01/01/2015 to 12/31/2015	12.83064	12.86080	2,675
01/01/2016 to 12/31/2016	12.86080	13.38950	3,385
01/01/2017 to 12/31/2017	13.38950	14.09350	3,999
01/01/2018 to 12/31/2018	14.09350	13.63727	16,922
01/01/2019 to 12/31/2019	13.63727	15.16307	21,036
01/01/2020 to 12/31/2020	15.16307	16.23027	22,584
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT B SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV (1.70%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.81679	10.35039	4,131,792
01/01/2012 to 12/31/2012	10.35039	11.45280	6,402,595
01/01/2013 to 12/31/2013	11.45280	12.38097	6,970,810
01/01/2014 to 12/31/2014	12.38097	12.63524	5,964,391
01/01/2015 to 12/31/2015	12.63524	12.02065	4,691,932
01/01/2016 to 12/31/2016	12.02065	12.56548	4,135,628
01/01/2017 to 12/31/2017	12.56548	13.90699	3,937,484
01/01/2018 to 12/31/2018	13.90699	12.55718	2,721,378
01/01/2019 to 12/31/2019	12.55718	14.32556	2,819,675
01/01/2020 to 12/31/2020	14.32556	14.67610	2,373,717
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.92280	10.74947	3,894,177
01/01/2012 to 12/31/2012	10.74947	12.00861	8,232,833
01/01/2013 to 12/31/2013	12.00861	13.75898	9,599,194
01/01/2014 to 12/31/2014	13.75898	14.35121	9,005,849
01/01/2015 to 12/31/2015	14.35121	14.22051	8,373,546
01/01/2016 to 12/31/2016	14.22051	14.97274	7,796,888
01/01/2017 to 12/31/2017	14.97274	17.21021	7,292,328
01/01/2018 to 12/31/2018	17.21021	15.92036	6,431,654
01/01/2019 to 12/31/2019	15.92036	19.07073	5,407,287
01/01/2020 to 12/31/2020	19.07073	20.74863	4,290,511
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	10.80894	10.43243	2,483,599
01/01/2012 to 12/31/2012	10.43243	11.30927	5,233,655
01/01/2013 to 12/31/2013	11.30927	12.49992	5,915,648
01/01/2014 to 12/31/2014	12.49992	12.91884	5,617,005
01/01/2015 to 12/31/2015	12.91884	12.67819	5,360,474
01/01/2016 to 12/31/2016	12.67819	13.06319	4,995,825
01/01/2017 to 12/31/2017	13.06319	14.92628	4,714,619
01/01/2018 to 12/31/2018	14.92628	13.51171	4,014,082
01/01/2019 to 12/31/2019	13.51171	15.67908	3,655,727
01/01/2020 to 12/31/2020	15.67908	17.58552	3,235,355
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.77509	10.46346	4,716,751
01/01/2012 to 12/31/2012	10.46346	11.56847	7,803,091
01/01/2013 to 12/31/2013	11.56847	13.37861	8,839,480
01/01/2014 to 12/31/2014	13.37861	14.00897	7,904,419
01/01/2015 to 12/31/2015	14.00897	13.83639	7,412,772
01/01/2016 to 12/31/2016	13.83639	14.45833	7,033,889
01/01/2017 to 12/31/2017	14.45833	16.33176	6,605,907
01/01/2018 to 12/31/2018	16.33176	15.26060	5,813,127
01/01/2019 to 12/31/2019	15.26060	17.91403	4,723,183
01/01/2020 to 12/31/2020	17.91403	19.68171	4,233,851

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99859	9.16386	583,439
01/01/2012 to 12/31/2012	9.16386	10.07935	1,989,260
01/01/2013 to 12/31/2013	10.07935	10.98344	2,374,351
01/01/2014 to 12/31/2014	10.98344	11.32538	2,381,561
01/01/2015 to 12/31/2015	11.32538	10.79877	2,231,924
01/01/2016 to 12/31/2016	10.79877	11.35441	2,088,092
01/01/2017 to 12/31/2017	11.35441	12.56963	2,014,857
01/01/2018 to 12/31/2018	12.56963	11.70267	1,671,604
01/01/2019 to 12/31/2019	11.70267	13.53080	1,544,204
01/01/2020 to 12/31/2020	13.53080	13.93086	1,259,964
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	10.10254	10.15429	419,219
01/01/2012 to 12/31/2012	10.15429	10.44990	430,403
01/01/2013 to 12/31/2013	10.44990	10.04888	409,655
01/01/2014 to 12/31/2014	10.04888	9.86856	391,615
01/01/2015 to 12/31/2015	9.86856	9.74767	348,609
01/01/2016 to 12/31/2016	9.74767	9.73899	348,726
01/01/2017 to 12/31/2017	9.73899	9.73689	362,126
01/01/2018 to 12/31/2018	9.73689	9.64202	356,958
01/01/2019 to 12/31/2019	9.64202	9.91609	325,543
01/01/2020 to 12/31/2020	9.91609	9.99704	248,701
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	10.37575	10.52377	2,792,279
01/01/2012 to 12/31/2012	10.52377	11.30899	5,031,925
01/01/2013 to 12/31/2013	11.30899	10.91248	4,899,563
01/01/2014 to 12/31/2014	10.91248	11.18082	4,582,259
01/01/2015 to 12/31/2015	11.18082	10.75911	3,865,636
01/01/2016 to 12/31/2016	10.75911	11.02373	3,570,794
01/01/2017 to 12/31/2017	11.02373	11.30952	3,700,608
01/01/2018 to 12/31/2018	11.30952	11.04287	3,206,036
01/01/2019 to 12/31/2019	11.04287	11.85658	3,045,492
01/01/2020 to 12/31/2020	11.85658	12.51345	2,832,075
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.85587	10.41265	3,374,910
01/01/2012 to 12/31/2012	10.41265	11.63998	5,774,390
01/01/2013 to 12/31/2013	11.63998	14.03724	7,553,780
01/01/2014 to 12/31/2014	14.03724	14.76392	8,327,897
01/01/2015 to 12/31/2015	14.76392	14.59043	8,338,663
01/01/2016 to 12/31/2016	14.59043	15.32348	8,017,717
01/01/2017 to 12/31/2017	15.32348	17.75860	8,011,673
01/01/2018 to 12/31/2018	17.75860	16.36972	7,015,192
01/01/2019 to 12/31/2019	16.36972	19.67149	5,723,117
01/01/2020 to 12/31/2020	19.67149	21.93201	4,027,816
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99859	11.65792	40,449
01/01/2014 to 12/31/2014	11.65792	13.01934	127,235
01/01/2015 to 12/31/2015	13.01934	12.34092	117,658
01/01/2016 to 12/31/2016	12.34092	13.93842	329,426
01/01/2017 to 12/31/2017	13.93842	16.22383	238,960
01/01/2018 to 12/31/2018	16.22383	15.18667	172,431
01/01/2019 to 12/31/2019	15.18667	19.56111	174,447
01/01/2020 to 12/31/2020	19.56111	20.13749	138,757

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	11.56952	10.80000	89,816
01/01/2012 to 12/31/2012	10.80000	13.46178	137,044
01/01/2013 to 12/31/2013	13.46178	13.80828	163,725
01/01/2014 to 12/31/2014	13.80828	15.46350	137,909
01/01/2015 to 12/31/2015	15.46350	15.18706	114,640
01/01/2016 to 12/31/2016	15.18706	15.06308	109,367
01/01/2017 to 12/31/2017	15.06308	16.41971	116,906
01/01/2018 to 12/31/2018	16.41971	15.37900	93,747
01/01/2019 to 12/31/2019	15.37900	18.91609	89,624
01/01/2020 to 12/31/2020	18.91609	18.04662	95,523
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	11.81048	12.37513	193,768
01/01/2012 to 12/31/2012	12.37513	14.03150	308,569
01/01/2013 to 12/31/2013	14.03150	14.22509	332,684
01/01/2014 to 12/31/2014	14.22509	18.30603	345,928
01/01/2015 to 12/31/2015	18.30603	18.86651	292,234
01/01/2016 to 12/31/2016	18.86651	19.43959	287,540
01/01/2017 to 12/31/2017	19.43959	20.30351	276,602
01/01/2018 to 12/31/2018	20.30351	19.00764	206,822
01/01/2019 to 12/31/2019	19.00764	24.51733	187,383
01/01/2020 to 12/31/2020	24.51733	23.41674	166,646
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.70034	9.17013	402,766
01/01/2012 to 12/31/2012	9.17013	10.63028	643,783
01/01/2013 to 12/31/2013	10.63028	10.47283	729,453
01/01/2014 to 12/31/2014	10.47283	9.81275	721,985
01/01/2015 to 12/31/2015	9.81275	8.03245	666,199
01/01/2016 to 12/31/2016	8.03245	8.87224	563,536
01/01/2017 to 12/31/2017	8.87224	11.02238	652,111
01/01/2018 to 12/31/2018	11.02238	9.31206	540,111
01/01/2019 to 12/31/2019	9.31206	10.37566	550,518
01/01/2020 to 12/31/2020	10.37566	10.61338	524,137
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	11.03811	10.68755	3,053,207
01/01/2012 to 12/31/2012	10.68755	11.62294	5,708,330
01/01/2013 to 12/31/2013	11.62294	13.11185	6,362,716
01/01/2014 to 12/31/2014	13.11185	13.29515	5,853,895
01/01/2015 to 12/31/2015	13.29515	13.19866	5,708,508
01/01/2016 to 12/31/2016	13.19866	13.52663	5,337,156
01/01/2017 to 12/31/2017	13.52663	15.48760	5,008,886
01/01/2018 to 12/31/2018	15.48760	14.04390	4,340,161
01/01/2019 to 12/31/2019	14.04390	16.56641	3,691,643
01/01/2020 to 12/31/2020	16.56641	17.71122	2,935,089
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99953	10.06695	215,203

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.72450	10.48895	1,944,938
01/01/2012 to 12/31/2012	10.48895	11.35484	3,042,159
01/01/2013 to 12/31/2013	11.35484	12.25810	3,307,472
01/01/2014 to 12/31/2014	12.25810	12.53666	3,009,249
01/01/2015 to 12/31/2015	12.53666	12.21154	2,590,849
01/01/2016 to 12/31/2016	12.21154	12.63533	2,431,983
01/01/2017 to 12/31/2017	12.63533	13.94676	2,432,113
01/01/2018 to 12/31/2018	13.94676	12.74086	1,874,168
01/01/2019 to 12/31/2019	12.74086	14.53093	1,640,164
01/01/2020 to 12/31/2020	14.53093	15.56469	1,343,584
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.51535	11.46720	250,592
01/01/2012 to 12/31/2012	11.46720	13.04056	391,887
01/01/2013 to 12/31/2013	13.04056	17.79423	402,804
01/01/2014 to 12/31/2014	17.79423	18.75080	396,308
01/01/2015 to 12/31/2015	18.75080	17.41934	371,860
01/01/2016 to 12/31/2016	17.41934	21.28695	377,388
01/01/2017 to 12/31/2017	21.28695	23.47651	310,813
01/01/2018 to 12/31/2018	23.47651	19.82980	269,156
01/01/2019 to 12/31/2019	19.82980	23.90516	269,118
01/01/2020 to 12/31/2020	23.90516	24.07131	250,642
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.86455	9.69934	623,247
01/01/2012 to 12/31/2012	9.69934	9.53456	447,194
01/01/2013 to 12/31/2013	9.53456	9.37256	391,063
01/01/2014 to 12/31/2014	9.37256	9.21312	404,682
01/01/2015 to 12/31/2015	9.21312	9.05630	389,331
01/01/2016 to 12/31/2016	9.05630	8.90287	340,673
01/01/2017 to 12/31/2017	8.90287	8.78170	309,432
01/01/2018 to 12/31/2018	8.78170	8.74388	232,050
01/01/2019 to 12/31/2019	8.74388	8.74054	286,092
01/01/2020 to 12/31/2020	8.74054	8.61109	351,510
AST High Yield Portfolio
01/01/2011 to 12/31/2011	10.78613	10.93950	200,366
01/01/2012 to 12/31/2012	10.93950	12.24527	397,008
01/01/2013 to 12/31/2013	12.24527	12.90148	503,533
01/01/2014 to 12/31/2014	12.90148	13.00657	504,304
01/01/2015 to 12/31/2015	13.00657	12.32988	434,852
01/01/2016 to 12/31/2016	12.32988	13.98689	365,022
01/01/2017 to 12/31/2017	13.98689	14.77713	382,239
01/01/2018 to 12/31/2018	14.77713	14.23609	297,896
01/01/2019 to 12/31/2019	14.23609	16.13509	315,816
01/01/2020 to 12/31/2020	16.13509	16.27889	278,557
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.64194	10.02358	74,837
01/01/2012 to 12/31/2012	10.02358	11.51676	97,022
01/01/2013 to 12/31/2013	11.51676	15.83369	159,893
01/01/2014 to 12/31/2014	15.83369	17.70414	254,525
01/01/2015 to 12/31/2015	17.70414	16.03948	213,579
01/01/2016 to 12/31/2016	16.03948	18.90299	194,412
01/01/2017 to 12/31/2017	18.90299	22.14901	221,632
01/01/2018 to 12/31/2018	22.14901	18.68940	235,072
01/01/2019 to 12/31/2019	18.68940	23.79572	223,736
01/01/2020 to 12/31/2020	23.79572	23.45465	231,792

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2011 to 12/31/2011	11.28154	9.65674	146,939
01/01/2012 to 12/31/2012	9.65674	11.42561	205,439
01/01/2013 to 12/31/2013	11.42561	13.37174	246,278
01/01/2014 to 12/31/2014	13.37174	12.41833	259,880
01/01/2015 to 12/31/2015	12.41833	12.59154	282,160
01/01/2016 to 12/31/2016	12.59154	11.91034	241,229
01/01/2017 to 12/31/2017	11.91034	15.85623	254,110
01/01/2018 to 12/31/2018	15.85623	13.50753	252,168
01/01/2019 to 12/31/2019	13.50753	17.54167	221,539
01/01/2020 to 12/31/2020	17.54167	22.64433	150,287
AST International Value Portfolio
01/01/2011 to 12/31/2011	10.81917	9.30077	130,835
01/01/2012 to 12/31/2012	9.30077	10.66713	176,290
01/01/2013 to 12/31/2013	10.66713	12.52710	187,264
01/01/2014 to 12/31/2014	12.52710	11.48863	198,455
01/01/2015 to 12/31/2015	11.48863	11.38567	173,640
01/01/2016 to 12/31/2016	11.38567	11.25750	186,937
01/01/2017 to 12/31/2017	11.25750	13.59125	182,000
01/01/2018 to 12/31/2018	13.59125	11.20328	169,325
01/01/2019 to 12/31/2019	11.20328	13.21797	180,177
01/01/2020 to 12/31/2020	13.21797	12.91444	143,375
AST Investment Grade Bond Portfolio
01/01/2011 to 12/31/2011	10.62325	11.74255	15,848,756
01/01/2012 to 12/31/2012	11.74255	12.62792	6,122,695
01/01/2013 to 12/31/2013	12.62792	12.01813	893,990
01/01/2014 to 12/31/2014	12.01813	12.60885	1,029,731
01/01/2015 to 12/31/2015	12.60885	12.53986	4,577,264
01/01/2016 to 12/31/2016	12.53986	12.84539	4,606,258
01/01/2017 to 12/31/2017	12.84539	13.17217	1,601,617
01/01/2018 to 12/31/2018	13.17217	12.91259	7,985,938
01/01/2019 to 12/31/2019	12.91259	14.11864	1,822,175
01/01/2020 to 12/31/2020	14.11864	16.16399	1,434,035
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.89582	10.64989	1,448,339
01/01/2012 to 12/31/2012	10.64989	11.89058	2,683,105
01/01/2013 to 12/31/2013	11.89058	13.59163	3,099,193
01/01/2014 to 12/31/2014	13.59163	14.21092	2,839,575
01/01/2015 to 12/31/2015	14.21092	13.82301	2,549,581
01/01/2016 to 12/31/2016	13.82301	14.29747	2,391,005
01/01/2017 to 12/31/2017	14.29747	16.43814	2,367,419
01/01/2018 to 12/31/2018	16.43814	14.96609	2,121,605
01/01/2019 to 12/31/2019	14.96609	17.57027	1,986,154
01/01/2020 to 12/31/2020	17.57027	19.54451	1,555,964
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.58075	9.44941	270,284
01/01/2012 to 12/31/2012	9.44941	11.32357	420,837
01/01/2013 to 12/31/2013	11.32357	12.84095	490,500
01/01/2014 to 12/31/2014	12.84095	11.81920	504,746
01/01/2015 to 12/31/2015	11.81920	11.29350	498,051
01/01/2016 to 12/31/2016	11.29350	11.31638	469,107
01/01/2017 to 12/31/2017	11.31638	14.42099	497,800
01/01/2018 to 12/31/2018	14.42099	11.69830	459,382
01/01/2019 to 12/31/2019	11.69830	14.62997	465,297
01/01/2020 to 12/31/2020	14.62997	16.26240	410,201

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.61090	10.45511	1,639,387
01/01/2012 to 12/31/2012	10.45511	11.37878	2,953,294
01/01/2013 to 12/31/2013	11.37878	12.41936	3,181,967
01/01/2014 to 12/31/2014	12.41936	12.87340	2,921,888
01/01/2015 to 12/31/2015	12.87340	12.63141	2,657,243
01/01/2016 to 12/31/2016	12.63141	12.89370	2,497,628
01/01/2017 to 12/31/2017	12.89370	14.21409	2,282,798
01/01/2018 to 12/31/2018	14.21409	13.25491	1,947,866
01/01/2019 to 12/31/2019	13.25491	14.93307	1,875,594
01/01/2020 to 12/31/2020	14.93307	16.34563	1,506,069
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.80010	10.68707	137,379
01/01/2012 to 12/31/2012	10.68707	12.10062	242,001
01/01/2013 to 12/31/2013	12.10062	16.23595	223,904
01/01/2014 to 12/31/2014	16.23595	17.47681	291,114
01/01/2015 to 12/31/2015	17.47681	19.00666	295,750
01/01/2016 to 12/31/2016	19.00666	18.41062	236,976
01/01/2017 to 12/31/2017	18.41062	24.58319	219,566
01/01/2018 to 12/31/2018	24.58319	23.77369	196,081
01/01/2019 to 12/31/2019	23.77369	30.98873	186,360
01/01/2020 to 12/31/2020	30.98873	46.92339	121,139
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.33042	11.03643	322,925
01/01/2012 to 12/31/2012	11.03643	12.17932	605,908
01/01/2013 to 12/31/2013	12.17932	16.35559	605,307
01/01/2014 to 12/31/2014	16.35559	17.78012	744,532
01/01/2015 to 12/31/2015	17.78012	19.23816	578,457
01/01/2016 to 12/31/2016	19.23816	19.96645	526,371
01/01/2017 to 12/31/2017	19.96645	26.10322	466,747
01/01/2018 to 12/31/2018	26.10322	24.96747	374,960
01/01/2019 to 12/31/2019	24.96747	32.30614	317,400
01/01/2020 to 12/31/2020	32.30614	41.78974	230,831
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.91885	10.39724	169,121
01/01/2012 to 12/31/2012	10.39724	12.57884	264,336
01/01/2013 to 12/31/2013	12.57884	15.78207	285,396
01/01/2014 to 12/31/2014	15.78207	16.07701	289,031
01/01/2015 to 12/31/2015	16.07701	15.57213	300,958
01/01/2016 to 12/31/2016	15.57213	16.39662	292,168
01/01/2017 to 12/31/2017	16.39662	19.96144	279,561
01/01/2018 to 12/31/2018	19.96144	17.74598	248,872
01/01/2019 to 12/31/2019	17.74598	22.67027	211,531
01/01/2020 to 12/31/2020	22.67027	25.44477	217,830
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99859	10.32013	586,313
01/01/2013 to 12/31/2013	10.32013	12.06359	731,605
01/01/2014 to 12/31/2014	12.06359	12.46788	732,638
01/01/2015 to 12/31/2015	12.46788	12.10372	662,322
01/01/2016 to 12/31/2016	12.10372	12.41263	614,034
01/01/2017 to 12/31/2017	12.41263	14.21470	599,386
01/01/2018 to 12/31/2018	14.21470	12.81561	490,275
01/01/2019 to 12/31/2019	12.81561	15.46538	442,353
01/01/2020 to 12/31/2020	15.46538	16.70356	473,305

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.89440	10.64578	94,667
01/01/2012 to 12/31/2012	10.64578	12.25234	162,458
01/01/2013 to 12/31/2013	12.25234	16.46513	177,604
01/01/2014 to 12/31/2014	16.46513	17.59506	154,266
01/01/2015 to 12/31/2015	17.59506	18.54623	146,583
01/01/2016 to 12/31/2016	18.54623	18.58005	136,934
01/01/2017 to 12/31/2017	18.58005	23.87390	126,535
01/01/2018 to 12/31/2018	23.87390	23.97043	121,292
01/01/2019 to 12/31/2019	23.97043	32.46495	109,056
01/01/2020 to 12/31/2020	32.46495	41.63955	96,257
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99859	10.19489	3,514
01/01/2013 to 12/31/2013	10.19489	13.47958	26,310
01/01/2014 to 12/31/2014	13.47958	14.60434	24,990
01/01/2015 to 12/31/2015	14.60434	14.25237	51,718
01/01/2016 to 12/31/2016	14.25237	15.89439	198,100
01/01/2017 to 12/31/2017	15.89439	18.33417	168,622
01/01/2018 to 12/31/2018	18.33417	16.19161	147,621
01/01/2019 to 12/31/2019	16.19161	20.58742	128,499
01/01/2020 to 12/31/2020	20.58742	21.02567	121,663
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.44014	10.91114	217,472
01/01/2012 to 12/31/2012	10.91114	12.82923	372,174
01/01/2013 to 12/31/2013	12.82923	16.67092	405,466
01/01/2014 to 12/31/2014	16.67092	18.27663	428,377
01/01/2015 to 12/31/2015	18.27663	16.94451	871,730
01/01/2016 to 12/31/2016	16.94451	16.93108	751,527
01/01/2017 to 12/31/2017	16.93108	21.15309	730,207
01/01/2018 to 12/31/2018	21.15309	19.88736	625,330
01/01/2019 to 12/31/2019	19.88736	25.44449	509,716
01/01/2020 to 12/31/2020	25.44449	33.72599	372,834
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.25860	10.79250	175,157
01/01/2012 to 12/31/2012	10.79250	12.42576	307,952
01/01/2013 to 12/31/2013	12.42576	17.34560	357,009
01/01/2014 to 12/31/2014	17.34560	19.48059	452,206
01/01/2015 to 12/31/2015	19.48059	18.06995	349,941
01/01/2016 to 12/31/2016	18.06995	21.00158	330,477
01/01/2017 to 12/31/2017	21.00158	23.49230	326,704
01/01/2018 to 12/31/2018	23.49230	19.29382	280,605
01/01/2019 to 12/31/2019	19.29382	22.95158	257,470
01/01/2020 to 12/31/2020	22.95158	22.15861	272,761
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.61981	10.54353	4,685,807
01/01/2012 to 12/31/2012	10.54353	11.43927	8,150,950
01/01/2013 to 12/31/2013	11.43927	12.28073	7,784,675
01/01/2014 to 12/31/2014	12.28073	12.76916	7,360,506
01/01/2015 to 12/31/2015	12.76916	12.57011	6,677,572
01/01/2016 to 12/31/2016	12.57011	13.03960	6,247,245
01/01/2017 to 12/31/2017	13.03960	14.11702	5,819,448
01/01/2018 to 12/31/2018	14.11702	13.48165	5,062,363
01/01/2019 to 12/31/2019	13.48165	15.20591	4,692,560
01/01/2020 to 12/31/2020	15.20591	16.30486	4,499,734

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01851	10.06978	11,360
01/01/2012 to 12/31/2012	10.06978	10.60206	88,276
01/01/2013 to 12/31/2013	10.60206	10.18071	112,368
01/01/2014 to 12/31/2014	10.18071	10.61419	161,880
01/01/2015 to 12/31/2015	10.61419	10.40575	171,925
01/01/2016 to 12/31/2016	10.40575	10.65976	230,441
01/01/2017 to 12/31/2017	10.65976	11.07321	308,547
01/01/2018 to 12/31/2018	11.07321	10.79547	288,858
01/01/2019 to 12/31/2019	10.79547	11.64706	296,373
01/01/2020 to 12/31/2020	11.64706	12.14167	250,524
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	11.53321	10.63290	3,215,517
01/01/2012 to 12/31/2012	10.63290	11.80236	6,241,518
01/01/2013 to 12/31/2013	11.80236	13.57707	6,824,464
01/01/2014 to 12/31/2014	13.57707	14.57389	7,295,366
01/01/2015 to 12/31/2015	14.57389	14.23837	11,217,661
01/01/2016 to 12/31/2016	14.23837	15.40973	10,514,247
01/01/2017 to 12/31/2017	15.40973	17.58685	16,590,958
01/01/2018 to 12/31/2018	17.58685	15.97319	13,980,245
01/01/2019 to 12/31/2019	15.97319	18.71306	12,661,238
01/01/2020 to 12/31/2020	18.71306	19.47222	9,856,985
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	10.91439	11.10006	48,028
01/01/2012 to 12/31/2012	11.10006	12.96275	202,404
01/01/2013 to 12/31/2013	12.96275	16.87460	221,960
01/01/2014 to 12/31/2014	16.87460	19.44302	385,403
01/01/2015 to 12/31/2015	19.44302	19.70100	339,850
01/01/2016 to 12/31/2016	19.70100	22.24202	333,051
01/01/2017 to 12/31/2017	22.24202	26.73003	296,095
01/01/2018 to 12/31/2018	26.73003	24.11431	323,447
01/01/2019 to 12/31/2019	24.11431	29.50389	173,933
01/01/2020 to 12/31/2020	29.50389	27.49792	117,643
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99859	8.89689	0
01/01/2012 to 12/31/2012	8.89689	9.89612	0
01/01/2013 to 12/31/2013	9.89612	11.90675	16,132
01/01/2014 to 12/31/2014	11.90675	12.46527	2,034
01/01/2015 to 12/31/2015	12.46527	12.27176	2,016
01/01/2016 to 12/31/2016	12.27176	12.82623	2,019
01/01/2017 to 12/31/2017	12.82623	14.90233	1,994
01/01/2018 to 12/31/2018	14.90233	13.69146	1,954
01/01/2019 to 12/31/2019	13.69146	16.31266	1,959
01/01/2020 to 12/31/2020	16.31266	17.89161	1,974
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.18384	10.40658	200,611
01/01/2012 to 12/31/2012	10.40658	12.28287	345,173
01/01/2013 to 12/31/2013	12.28287	17.00181	352,909
01/01/2014 to 12/31/2014	17.00181	17.53857	365,854
01/01/2015 to 12/31/2015	17.53857	17.47055	305,428
01/01/2016 to 12/31/2016	17.47055	18.49644	255,915
01/01/2017 to 12/31/2017	18.49644	23.21770	232,956
01/01/2018 to 12/31/2018	23.21770	20.34619	184,203
01/01/2019 to 12/31/2019	20.34619	27.29708	161,321
01/01/2020 to 12/31/2020	27.29708	36.27461	102,188

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.64476	12.30830	117,969
01/01/2012 to 12/31/2012	12.30830	13.57203	225,275
01/01/2013 to 12/31/2013	13.57203	18.03404	249,619
01/01/2014 to 12/31/2014	18.03404	18.40461	222,602
01/01/2015 to 12/31/2015	18.40461	18.23393	238,631
01/01/2016 to 12/31/2016	18.23393	20.08921	200,979
01/01/2017 to 12/31/2017	20.08921	24.47172	175,989
01/01/2018 to 12/31/2018	24.47172	22.03199	161,207
01/01/2019 to 12/31/2019	22.03199	28.18087	152,670
01/01/2020 to 12/31/2020	28.18087	41.10716	123,472
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.49200	10.62167	63,209
01/01/2012 to 12/31/2012	10.62167	12.33695	107,553
01/01/2013 to 12/31/2013	12.33695	16.66308	104,066
01/01/2014 to 12/31/2014	16.66308	17.24268	103,322
01/01/2015 to 12/31/2015	17.24268	16.21902	85,907
01/01/2016 to 12/31/2016	16.21902	20.60010	102,032
01/01/2017 to 12/31/2017	20.60010	21.73867	109,959
01/01/2018 to 12/31/2018	21.73867	17.71857	79,065
01/01/2019 to 12/31/2019	17.71857	21.24564	78,041
01/01/2020 to 12/31/2020	21.24564	21.06460	67,431
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.71605	10.74314	5,207,868
01/01/2012 to 12/31/2012	10.74314	11.98557	11,334,791
01/01/2013 to 12/31/2013	11.98557	13.76509	12,437,947
01/01/2014 to 12/31/2014	13.76509	14.32668	11,920,680
01/01/2015 to 12/31/2015	14.32668	14.08904	14,657,282
01/01/2016 to 12/31/2016	14.08904	14.89482	13,808,489
01/01/2017 to 12/31/2017	14.89482	16.89832	12,881,246
01/01/2018 to 12/31/2018	16.89832	15.72480	11,596,731
01/01/2019 to 12/31/2019	15.72480	18.67952	9,989,556
01/01/2020 to 12/31/2020	18.67952	20.66355	8,565,966
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.16117	10.78581	352,937
01/01/2012 to 12/31/2012	10.78581	12.46639	709,302
01/01/2013 to 12/31/2013	12.46639	17.64982	724,960
01/01/2014 to 12/31/2014	17.64982	18.79769	756,452
01/01/2015 to 12/31/2015	18.79769	20.24900	750,303
01/01/2016 to 12/31/2016	20.24900	20.44263	686,225
01/01/2017 to 12/31/2017	20.44263	27.70961	639,613
01/01/2018 to 12/31/2018	27.70961	28.28909	612,598
01/01/2019 to 12/31/2019	28.28909	35.65861	517,915
01/01/2020 to 12/31/2020	35.65861	49.00585	346,415
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.69150	10.45834	100,606
01/01/2012 to 12/31/2012	10.45834	11.65803	294,769
01/01/2013 to 12/31/2013	11.65803	15.42829	320,867
01/01/2014 to 12/31/2014	15.42829	15.40233	247,588
01/01/2015 to 12/31/2015	15.40233	14.22243	232,708
01/01/2016 to 12/31/2016	14.22243	14.83806	213,111
01/01/2017 to 12/31/2017	14.83806	17.00087	203,781
01/01/2018 to 12/31/2018	17.00087	15.08768	206,422
01/01/2019 to 12/31/2019	15.08768	18.68276	753,582
01/01/2020 to 12/31/2020	18.68276	18.74900	735,282

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.50158	9.61963	356,895
01/01/2012 to 12/31/2012	9.61963	9.79779	584,029
01/01/2013 to 12/31/2013	9.79779	11.11270	574,041
01/01/2014 to 12/31/2014	11.11270	10.01041	653,435
01/01/2015 to 12/31/2015	10.01041	7.94568	556,141
01/01/2016 to 12/31/2016	7.94568	9.73362	487,193
01/01/2017 to 12/31/2017	9.73362	10.55477	521,881
01/01/2018 to 12/31/2018	10.55477	8.64662	413,525
01/01/2019 to 12/31/2019	8.64662	9.93334	451,553
01/01/2020 to 12/31/2020	9.93334	9.54742	435,758
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.52646	10.93968	104,000
01/01/2012 to 12/31/2012	10.93968	12.73323	155,834
01/01/2013 to 12/31/2013	12.73323	16.57418	151,603
01/01/2014 to 12/31/2014	16.57418	18.73137	124,047
01/01/2015 to 12/31/2015	18.73137	17.19612	103,329
01/01/2016 to 12/31/2016	17.19612	19.27023	84,707
01/01/2017 to 12/31/2017	19.27023	22.45389	91,530
01/01/2018 to 12/31/2018	22.45389	18.42270	77,842
01/01/2019 to 12/31/2019	18.42270	21.57673	83,382
01/01/2020 to 12/31/2020	21.57673	19.97710	84,513
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	9.99859	8.83435	317,149
01/01/2012 to 12/31/2012	8.83435	9.63986	1,128,299
01/01/2013 to 12/31/2013	9.63986	11.41894	1,513,199
01/01/2014 to 12/31/2014	11.41894	11.84282	2,692,810
01/01/2015 to 12/31/2015	11.84282	11.56788	2,525,006
01/01/2016 to 12/31/2016	11.56788	12.11360	2,311,573
01/01/2017 to 12/31/2017	12.11360	13.52694	2,124,061
01/01/2018 to 12/31/2018	13.52694	12.63128	1,810,082
01/01/2019 to 12/31/2019	12.63128	14.96871	1,591,186
01/01/2020 to 12/31/2020	14.96871	15.69399	1,301,360
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.42309	10.86347	572,681
01/01/2012 to 12/31/2012	10.86347	11.51711	894,105
01/01/2013 to 12/31/2013	11.51711	11.15231	1,063,222
01/01/2014 to 12/31/2014	11.15231	11.75168	1,214,910
01/01/2015 to 12/31/2015	11.75168	11.69480	1,339,106
01/01/2016 to 12/31/2016	11.69480	12.08851	1,341,625
01/01/2017 to 12/31/2017	12.08851	12.63316	1,428,098
01/01/2018 to 12/31/2018	12.63316	12.13609	1,900,964
01/01/2019 to 12/31/2019	12.13609	13.39734	1,786,664
01/01/2020 to 12/31/2020	13.39734	14.23740	1,683,464
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT B SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.79905	10.31246	132,153
01/01/2012 to 12/31/2012	10.31246	11.38762	114,082
01/01/2013 to 12/31/2013	11.38762	12.28555	427,780
01/01/2014 to 12/31/2014	12.28555	12.51236	711,241
01/01/2015 to 12/31/2015	12.51236	11.87950	707,194
01/01/2016 to 12/31/2016	11.87950	12.39266	652,493
01/01/2017 to 12/31/2017	12.39266	13.68793	614,310
01/01/2018 to 12/31/2018	13.68793	12.33410	417,414
01/01/2019 to 12/31/2019	12.33410	14.04247	464,848
01/01/2020 to 12/31/2020	14.04247	14.35676	437,410
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.90484	10.71003	216,324
01/01/2012 to 12/31/2012	10.71003	11.94022	205,646
01/01/2013 to 12/31/2013	11.94022	13.65281	1,121,713
01/01/2014 to 12/31/2014	13.65281	14.21155	1,856,778
01/01/2015 to 12/31/2015	14.21155	14.05353	2,105,517
01/01/2016 to 12/31/2016	14.05353	14.76693	2,054,766
01/01/2017 to 12/31/2017	14.76693	16.93929	1,977,760
01/01/2018 to 12/31/2018	16.93929	15.63766	1,550,628
01/01/2019 to 12/31/2019	15.63766	18.69395	1,564,026
01/01/2020 to 12/31/2020	18.69395	20.29742	1,402,355
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	10.79117	10.39420	169,711
01/01/2012 to 12/31/2012	10.39420	11.24487	146,649
01/01/2013 to 12/31/2013	11.24487	12.40346	619,536
01/01/2014 to 12/31/2014	12.40346	12.79317	901,167
01/01/2015 to 12/31/2015	12.79317	12.52933	1,941,390
01/01/2016 to 12/31/2016	12.52933	12.88360	1,829,141
01/01/2017 to 12/31/2017	12.88360	14.69123	1,813,233
01/01/2018 to 12/31/2018	14.69123	13.27175	1,319,794
01/01/2019 to 12/31/2019	13.27175	15.36938	1,375,743
01/01/2020 to 12/31/2020	15.36938	17.20308	1,239,044
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.75742	10.42508	429,911
01/01/2012 to 12/31/2012	10.42508	11.50261	393,067
01/01/2013 to 12/31/2013	11.50261	13.27553	1,074,399
01/01/2014 to 12/31/2014	13.27553	13.87277	1,959,032
01/01/2015 to 12/31/2015	13.87277	13.67396	2,175,371
01/01/2016 to 12/31/2016	13.67396	14.25960	2,120,713
01/01/2017 to 12/31/2017	14.25960	16.07475	2,066,118
01/01/2018 to 12/31/2018	16.07475	14.98965	1,731,857
01/01/2019 to 12/31/2019	14.98965	17.56017	1,583,047
01/01/2020 to 12/31/2020	17.56017	19.25373	1,510,744

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99842	9.15128	0
01/01/2012 to 12/31/2012	9.15128	10.04504	0
01/01/2013 to 12/31/2013	10.04504	10.92367	311,359
01/01/2014 to 12/31/2014	10.92367	11.24074	702,297
01/01/2015 to 12/31/2015	11.24074	10.69626	864,137
01/01/2016 to 12/31/2016	10.69626	11.22383	855,734
01/01/2017 to 12/31/2017	11.22383	12.39979	873,885
01/01/2018 to 12/31/2018	12.39979	11.52080	655,547
01/01/2019 to 12/31/2019	11.52080	13.29333	668,334
01/01/2020 to 12/31/2020	13.29333	13.65865	588,683
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	10.08594	10.11721	11,174
01/01/2012 to 12/31/2012	10.11721	10.39081	10,747
01/01/2013 to 12/31/2013	10.39081	9.97182	48,740
01/01/2014 to 12/31/2014	9.97182	9.77297	96,935
01/01/2015 to 12/31/2015	9.77297	9.63362	76,421
01/01/2016 to 12/31/2016	9.63362	9.60532	100,033
01/01/2017 to 12/31/2017	9.60532	9.58362	67,512
01/01/2018 to 12/31/2018	9.58362	9.47050	54,230
01/01/2019 to 12/31/2019	9.47050	9.71997	58,062
01/01/2020 to 12/31/2020	9.71997	9.77963	47,831
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	10.35874	10.48519	94,123
01/01/2012 to 12/31/2012	10.48519	11.24454	84,364
01/01/2013 to 12/31/2013	11.24454	10.82817	68,270
01/01/2014 to 12/31/2014	10.82817	11.07205	80,588
01/01/2015 to 12/31/2015	11.07205	10.63279	65,477
01/01/2016 to 12/31/2016	10.63279	10.87224	54,678
01/01/2017 to 12/31/2017	10.87224	11.13147	56,514
01/01/2018 to 12/31/2018	11.13147	10.84682	28,624
01/01/2019 to 12/31/2019	10.84682	11.62229	73,124
01/01/2020 to 12/31/2020	11.62229	12.24117	72,309
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.76903	12.70955	861,992
01/01/2012 to 12/31/2012	12.70955	13.31482	810,057
01/01/2013 to 12/31/2013	13.31482	12.14747	199,150
01/01/2014 to 12/31/2014	12.14747	12.83201	332,494
01/01/2015 to 12/31/2015	12.83201	12.81266	320,540
01/01/2016 to 12/31/2016	12.81266	12.82527	261,437
01/01/2017 to 12/31/2017	12.82527	12.78103	87,087
01/01/2018 to 12/31/2018	12.78103	12.54546	60,955
01/01/2019 to 12/31/2019	12.54546	12.93078	154,231
01/01/2020 to 12/31/2020	12.93078	13.08467	583,231
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99842	12.00835	353,944
01/01/2012 to 12/31/2012	12.00835	12.46866	553,030
01/01/2013 to 12/31/2013	12.46866	11.03969	690,229
01/01/2014 to 12/31/2014	11.03969	11.95288	531,200
01/01/2015 to 12/31/2015	11.95288	11.97163	538,439
01/01/2016 to 12/31/2016	11.97163	11.95917	359,165
01/01/2017 to 12/31/2017	11.95917	11.91655	292,576
01/01/2018 to 12/31/2018	11.91655	11.67173	86,078
01/01/2019 to 12/31/2019	11.67173	12.12452	78,393
01/01/2020 to 12/31/2020	12.12452	12.48974	105,842

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99790	10.38840	79,723
01/01/2013 to 12/31/2013	10.38840	9.15159	1,355,620
01/01/2014 to 12/31/2014	9.15159	10.11067	483,237
01/01/2015 to 12/31/2015	10.11067	10.18710	3,257
01/01/2016 to 12/31/2016	10.18710	10.18486	56,018
01/01/2017 to 12/31/2017	10.18486	10.16122	46,773
01/01/2018 to 12/31/2018	10.16122	9.94091	23,547
01/01/2019 to 12/31/2019	9.94091	10.38676	3,634
01/01/2020 to 12/31/2020	10.38676	10.87944	2,899
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99895	8.74065	98,599
01/01/2014 to 12/31/2014	8.74065	9.82571	272,791
01/01/2015 to 12/31/2015	9.82571	9.91282	14,331
01/01/2016 to 12/31/2016	9.91282	9.91025	0
01/01/2017 to 12/31/2017	9.91025	9.88602	247,080
01/01/2018 to 12/31/2018	9.88602	9.63479	205,428
01/01/2019 to 12/31/2019	9.63479	10.20371	96,264
01/01/2020 to 12/31/2020	10.20371	10.87626	22,282
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99895	11.29143	77,127
01/01/2015 to 12/31/2015	11.29143	11.29830	998,407
01/01/2016 to 12/31/2016	11.29830	11.35800	0
01/01/2017 to 12/31/2017	11.35800	11.34658	0
01/01/2018 to 12/31/2018	11.34658	11.04810	90,397
01/01/2019 to 12/31/2019	11.04810	11.78307	33,065
01/01/2020 to 12/31/2020	11.78307	12.87092	3,902
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99895	9.92773	91,167
01/01/2016 to 12/31/2016	9.92773	9.94169	1,061,459
01/01/2017 to 12/31/2017	9.94169	9.98937	716,149
01/01/2018 to 12/31/2018	9.98937	9.69663	660,306
01/01/2019 to 12/31/2019	9.69663	10.46638	594,538
01/01/2020 to 12/31/2020	10.46638	11.36387	86,997
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99790	9.86937	657,558
01/01/2017 to 12/31/2017	9.86937	9.94229	428,070
01/01/2018 to 12/31/2018	9.94229	9.62962	330,407
01/01/2019 to 12/31/2019	9.62962	10.45627	217,881
01/01/2020 to 12/31/2020	10.45627	11.47519	124,519
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99790	10.02639	0
01/01/2018 to 12/31/2018	10.02639	9.63278	410,196
01/01/2019 to 12/31/2019	9.63278	10.54486	98,842
01/01/2020 to 12/31/2020	10.54486	11.86333	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99790	9.65205	13,088
01/01/2019 to 12/31/2019	9.65205	10.63309	299,599
01/01/2020 to 12/31/2020	10.63309	12.13049	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99895	11.22275	79,860
01/01/2020 to 12/31/2020	11.22275	12.60735	356,649
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99895	11.10501	552,657

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.83811	10.37448	161,314
01/01/2012 to 12/31/2012	10.37448	11.57366	136,989
01/01/2013 to 12/31/2013	11.57366	13.92892	726,695
01/01/2014 to 12/31/2014	13.92892	14.62013	1,647,889
01/01/2015 to 12/31/2015	14.62013	14.41893	2,103,110
01/01/2016 to 12/31/2016	14.41893	15.11264	2,268,473
01/01/2017 to 12/31/2017	15.11264	17.47869	2,301,978
01/01/2018 to 12/31/2018	17.47869	16.07872	1,776,864
01/01/2019 to 12/31/2019	16.07872	19.28247	1,962,744
01/01/2020 to 12/31/2020	19.28247	21.45461	1,756,602
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99842	11.63768	1,787
01/01/2014 to 12/31/2014	11.63768	12.97041	33,733
01/01/2015 to 12/31/2015	12.97041	12.26956	36,945
01/01/2016 to 12/31/2016	12.26956	13.82976	35,364
01/01/2017 to 12/31/2017	13.82976	16.06461	34,537
01/01/2018 to 12/31/2018	16.06461	15.00682	27,174
01/01/2019 to 12/31/2019	15.00682	19.29017	33,990
01/01/2020 to 12/31/2020	19.29017	19.81813	35,888
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	11.55054	10.76044	2,731
01/01/2012 to 12/31/2012	10.76044	13.38514	2,361
01/01/2013 to 12/31/2013	13.38514	13.70175	1,196
01/01/2014 to 12/31/2014	13.70175	15.31302	5,133
01/01/2015 to 12/31/2015	15.31302	15.00855	4,492
01/01/2016 to 12/31/2016	15.00855	14.85588	4,835
01/01/2017 to 12/31/2017	14.85588	16.16100	4,010
01/01/2018 to 12/31/2018	16.16100	15.10567	4,470
01/01/2019 to 12/31/2019	15.10567	18.54223	3,802
01/01/2020 to 12/31/2020	18.54223	17.65400	1,498
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	11.79118	12.32991	9,082
01/01/2012 to 12/31/2012	12.32991	13.95173	6,438
01/01/2013 to 12/31/2013	13.95173	14.11551	4,554
01/01/2014 to 12/31/2014	14.11551	18.12815	18,315
01/01/2015 to 12/31/2015	18.12815	18.64520	23,256
01/01/2016 to 12/31/2016	18.64520	19.17255	24,618
01/01/2017 to 12/31/2017	19.17255	19.98393	18,099
01/01/2018 to 12/31/2018	19.98393	18.67009	16,344
01/01/2019 to 12/31/2019	18.67009	24.03292	14,863
01/01/2020 to 12/31/2020	24.03292	22.90735	10,936
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.68109	9.13642	17,385
01/01/2012 to 12/31/2012	9.13642	10.56957	10,106
01/01/2013 to 12/31/2013	10.56957	10.39181	14,396
01/01/2014 to 12/31/2014	10.39181	9.71685	17,017
01/01/2015 to 12/31/2015	9.71685	7.93770	15,640
01/01/2016 to 12/31/2016	7.93770	8.74987	17,206
01/01/2017 to 12/31/2017	8.74987	10.84837	13,858
01/01/2018 to 12/31/2018	10.84837	9.14636	9,425
01/01/2019 to 12/31/2019	9.14636	10.17036	14,895
01/01/2020 to 12/31/2020	10.17036	10.38230	16,487

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	11.02002	10.64837	156,932
01/01/2012 to 12/31/2012	10.64837	11.55676	142,625
01/01/2013 to 12/31/2013	11.55676	13.01069	531,149
01/01/2014 to 12/31/2014	13.01069	13.16575	872,849
01/01/2015 to 12/31/2015	13.16575	13.04361	1,193,809
01/01/2016 to 12/31/2016	13.04361	13.34057	1,209,702
01/01/2017 to 12/31/2017	13.34057	15.24362	1,156,419
01/01/2018 to 12/31/2018	15.24362	13.79435	911,474
01/01/2019 to 12/31/2019	13.79435	16.23881	898,806
01/01/2020 to 12/31/2020	16.23881	17.32582	846,425
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99948	10.06418	21,928
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.70690	10.45048	88,967
01/01/2012 to 12/31/2012	10.45048	11.29012	62,652
01/01/2013 to 12/31/2013	11.29012	12.16343	470,528
01/01/2014 to 12/31/2014	12.16343	12.41448	771,815
01/01/2015 to 12/31/2015	12.41448	12.06788	821,049
01/01/2016 to 12/31/2016	12.06788	12.46133	805,442
01/01/2017 to 12/31/2017	12.46133	13.72685	1,098,834
01/01/2018 to 12/31/2018	13.72685	12.51425	874,431
01/01/2019 to 12/31/2019	12.51425	14.24339	899,504
01/01/2020 to 12/31/2020	14.24339	15.22569	826,013
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.49647	11.42521	9,830
01/01/2012 to 12/31/2012	11.42521	12.96647	6,907
01/01/2013 to 12/31/2013	12.96647	17.65730	12,855
01/01/2014 to 12/31/2014	17.65730	18.56865	19,041
01/01/2015 to 12/31/2015	18.56865	17.21498	17,290
01/01/2016 to 12/31/2016	17.21498	20.99466	16,559
01/01/2017 to 12/31/2017	20.99466	23.10732	15,597
01/01/2018 to 12/31/2018	23.10732	19.47796	12,487
01/01/2019 to 12/31/2019	19.47796	23.43332	17,824
01/01/2020 to 12/31/2020	23.43332	23.54821	23,164
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.84822	9.66356	390
01/01/2012 to 12/31/2012	9.66356	9.48024	275
01/01/2013 to 12/31/2013	9.48024	9.30014	11,794
01/01/2014 to 12/31/2014	9.30014	9.12348	55,662
01/01/2015 to 12/31/2015	9.12348	8.95015	45,175
01/01/2016 to 12/31/2016	8.95015	8.78059	20,871
01/01/2017 to 12/31/2017	8.78059	8.64352	17,771
01/01/2018 to 12/31/2018	8.64352	8.58869	24,344
01/01/2019 to 12/31/2019	8.58869	8.56794	3,827
01/01/2020 to 12/31/2020	8.56794	8.42399	9,831

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	10.76839	10.89931	11,010
01/01/2012 to 12/31/2012	10.89931	12.17532	9,565
01/01/2013 to 12/31/2013	12.17532	12.80158	10,980
01/01/2014 to 12/31/2014	12.80158	12.87958	52,516
01/01/2015 to 12/31/2015	12.87958	12.18460	60,688
01/01/2016 to 12/31/2016	12.18460	13.79401	56,464
01/01/2017 to 12/31/2017	13.79401	14.54378	46,813
01/01/2018 to 12/31/2018	14.54378	13.98263	31,469
01/01/2019 to 12/31/2019	13.98263	15.81572	29,633
01/01/2020 to 12/31/2020	15.81572	15.92429	28,019
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.62452	9.98690	0
01/01/2012 to 12/31/2012	9.98690	11.45122	0
01/01/2013 to 12/31/2013	11.45122	15.71162	9,401
01/01/2014 to 12/31/2014	15.71162	17.53196	26,182
01/01/2015 to 12/31/2015	17.53196	15.85109	26,087
01/01/2016 to 12/31/2016	15.85109	18.64310	26,396
01/01/2017 to 12/31/2017	18.64310	21.80018	25,650
01/01/2018 to 12/31/2018	21.80018	18.35737	22,460
01/01/2019 to 12/31/2019	18.35737	23.32541	28,457
01/01/2020 to 12/31/2020	23.32541	22.94414	23,979
AST International Growth Portfolio
01/01/2011 to 12/31/2011	11.26302	9.62127	7,245
01/01/2012 to 12/31/2012	9.62127	11.36049	6,477
01/01/2013 to 12/31/2013	11.36049	13.26847	4,617
01/01/2014 to 12/31/2014	13.26847	12.29718	7,578
01/01/2015 to 12/31/2015	12.29718	12.44336	5,012
01/01/2016 to 12/31/2016	12.44336	11.74631	6,479
01/01/2017 to 12/31/2017	11.74631	15.60622	5,241
01/01/2018 to 12/31/2018	15.60622	13.26744	2,697
01/01/2019 to 12/31/2019	13.26744	17.19477	5,100
01/01/2020 to 12/31/2020	17.19477	22.15148	12,360
AST International Value Portfolio
01/01/2011 to 12/31/2011	10.80157	9.26679	3,829
01/01/2012 to 12/31/2012	9.26679	10.60652	3,715
01/01/2013 to 12/31/2013	10.60652	12.43063	6,000
01/01/2014 to 12/31/2014	12.43063	11.37699	7,716
01/01/2015 to 12/31/2015	11.37699	11.25207	6,928
01/01/2016 to 12/31/2016	11.25207	11.10280	6,423
01/01/2017 to 12/31/2017	11.10280	13.37734	6,782
01/01/2018 to 12/31/2018	13.37734	11.00440	3,487
01/01/2019 to 12/31/2019	11.00440	12.95687	6,550
01/01/2020 to 12/31/2020	12.95687	12.63369	5,224
AST Investment Grade Bond Portfolio
02/25/2013* to 12/31/2013	10.04416	9.58248	0
01/01/2014 to 12/31/2014	9.58248	10.03301	4,360
01/01/2015 to 12/31/2015	10.03301	9.95788	571,958
01/01/2016 to 12/31/2016	9.95788	10.17981	1,034,456
01/01/2017 to 12/31/2017	10.17981	10.41759	93,507
01/01/2018 to 12/31/2018	10.41759	10.19139	3,642,121
01/01/2019 to 12/31/2019	10.19139	11.12060	126,657
01/01/2020 to 12/31/2020	11.12060	12.70581	65,472

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.87788	10.61070	47,740
01/01/2012 to 12/31/2012	10.61070	11.82263	49,065
01/01/2013 to 12/31/2013	11.82263	13.48642	305,865
01/01/2014 to 12/31/2014	13.48642	14.07221	546,197
01/01/2015 to 12/31/2015	14.07221	13.66023	661,769
01/01/2016 to 12/31/2016	13.66023	14.10036	663,148
01/01/2017 to 12/31/2017	14.10036	16.17872	632,067
01/01/2018 to 12/31/2018	16.17872	14.69972	518,532
01/01/2019 to 12/31/2019	14.69972	17.22240	492,950
01/01/2020 to 12/31/2020	17.22240	19.11864	443,665
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.56344	9.41473	1,853
01/01/2012 to 12/31/2012	9.41473	11.25910	2,083
01/01/2013 to 12/31/2013	11.25910	12.74180	4,419
01/01/2014 to 12/31/2014	12.74180	11.70410	30,339
01/01/2015 to 12/31/2015	11.70410	11.16087	30,425
01/01/2016 to 12/31/2016	11.16087	11.16076	30,859
01/01/2017 to 12/31/2017	11.16076	14.19373	29,695
01/01/2018 to 12/31/2018	14.19373	11.49043	29,278
01/01/2019 to 12/31/2019	11.49043	14.34080	21,385
01/01/2020 to 12/31/2020	14.34080	15.90848	20,824
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.59346	10.41679	83,867
01/01/2012 to 12/31/2012	10.41679	11.31408	70,443
01/01/2013 to 12/31/2013	11.31408	12.32370	180,845
01/01/2014 to 12/31/2014	12.32370	12.74837	349,981
01/01/2015 to 12/31/2015	12.74837	12.48326	424,604
01/01/2016 to 12/31/2016	12.48326	12.71671	414,355
01/01/2017 to 12/31/2017	12.71671	13.99053	471,411
01/01/2018 to 12/31/2018	13.99053	13.01980	332,797
01/01/2019 to 12/31/2019	13.01980	14.63843	368,368
01/01/2020 to 12/31/2020	14.63843	15.99059	329,379
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.78242	10.64798	11,764
01/01/2012 to 12/31/2012	10.64798	12.03168	10,338
01/01/2013 to 12/31/2013	12.03168	16.11071	4,038
01/01/2014 to 12/31/2014	16.11071	17.30665	6,517
01/01/2015 to 12/31/2015	17.30665	18.78339	5,553
01/01/2016 to 12/31/2016	18.78339	18.15736	5,168
01/01/2017 to 12/31/2017	18.15736	24.19589	5,624
01/01/2018 to 12/31/2018	24.19589	23.35129	5,292
01/01/2019 to 12/31/2019	23.35129	30.37627	6,063
01/01/2020 to 12/31/2020	30.37627	45.90261	5,385
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.31191	10.99595	2,780
01/01/2012 to 12/31/2012	10.99595	12.10993	2,872
01/01/2013 to 12/31/2013	12.10993	16.22936	2,771
01/01/2014 to 12/31/2014	16.22936	17.60703	11,626
01/01/2015 to 12/31/2015	17.60703	19.01221	9,072
01/01/2016 to 12/31/2016	19.01221	19.69184	7,431
01/01/2017 to 12/31/2017	19.69184	25.69193	6,460
01/01/2018 to 12/31/2018	25.69193	24.52367	4,243
01/01/2019 to 12/31/2019	24.52367	31.66749	10,527
01/01/2020 to 12/31/2020	31.66749	40.88043	6,963

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.90100	10.35922	5,493
01/01/2012 to 12/31/2012	10.35922	12.50742	3,959
01/01/2013 to 12/31/2013	12.50742	15.66056	3,078
01/01/2014 to 12/31/2014	15.66056	15.92073	5,144
01/01/2015 to 12/31/2015	15.92073	15.38936	5,888
01/01/2016 to 12/31/2016	15.38936	16.17127	6,464
01/01/2017 to 12/31/2017	16.17127	19.64715	8,015
01/01/2018 to 12/31/2018	19.64715	17.43073	7,575
01/01/2019 to 12/31/2019	17.43073	22.22222	17,366
01/01/2020 to 12/31/2020	22.22222	24.89123	8,448
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99843	10.30591	4,572
01/01/2013 to 12/31/2013	10.30591	12.02243	164,303
01/01/2014 to 12/31/2014	12.02243	12.40002	354,444
01/01/2015 to 12/31/2015	12.40002	12.01335	465,156
01/01/2016 to 12/31/2016	12.01335	12.29506	512,880
01/01/2017 to 12/31/2017	12.29506	14.05136	484,245
01/01/2018 to 12/31/2018	14.05136	12.64242	370,940
01/01/2019 to 12/31/2019	12.64242	15.22538	407,174
01/01/2020 to 12/31/2020	15.22538	16.41092	385,012
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.87655	10.60683	2,566
01/01/2012 to 12/31/2012	10.60683	12.18265	3,081
01/01/2013 to 12/31/2013	12.18265	16.33812	6,084
01/01/2014 to 12/31/2014	16.33812	17.42381	9,878
01/01/2015 to 12/31/2015	17.42381	18.32835	8,406
01/01/2016 to 12/31/2016	18.32835	18.32462	8,939
01/01/2017 to 12/31/2017	18.32462	23.49795	6,758
01/01/2018 to 12/31/2018	23.49795	23.54466	5,258
01/01/2019 to 12/31/2019	23.54466	31.82341	7,300
01/01/2020 to 12/31/2020	31.82341	40.73364	6,639
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99843	10.18715	0
01/01/2013 to 12/31/2013	10.18715	13.44187	4,666
01/01/2014 to 12/31/2014	13.44187	14.53393	6,768
01/01/2015 to 12/31/2015	14.53393	14.15468	8,281
01/01/2016 to 12/31/2016	14.15468	15.75350	9,147
01/01/2017 to 12/31/2017	15.75350	18.13481	9,863
01/01/2018 to 12/31/2018	18.13481	15.98283	7,112
01/01/2019 to 12/31/2019	15.98283	20.28059	6,437
01/01/2020 to 12/31/2020	20.28059	20.67010	14,213
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.42143	10.87115	10,984
01/01/2012 to 12/31/2012	10.87115	12.75606	6,987
01/01/2013 to 12/31/2013	12.75606	16.54211	13,075
01/01/2014 to 12/31/2014	16.54211	18.09847	21,528
01/01/2015 to 12/31/2015	18.09847	16.74518	39,669
01/01/2016 to 12/31/2016	16.74518	16.69798	40,367
01/01/2017 to 12/31/2017	16.69798	20.81960	44,253
01/01/2018 to 12/31/2018	20.81960	19.53372	26,873
01/01/2019 to 12/31/2019	19.53372	24.94126	32,213
01/01/2020 to 12/31/2020	24.94126	32.99176	25,361

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.24020	10.75300	1,902
01/01/2012 to 12/31/2012	10.75300	12.35515	1,785
01/01/2013 to 12/31/2013	12.35515	17.21196	17,385
01/01/2014 to 12/31/2014	17.21196	19.29110	24,085
01/01/2015 to 12/31/2015	19.29110	17.85778	20,175
01/01/2016 to 12/31/2016	17.85778	20.71307	20,560
01/01/2017 to 12/31/2017	20.71307	23.12258	22,463
01/01/2018 to 12/31/2018	23.12258	18.95129	13,203
01/01/2019 to 12/31/2019	18.95129	22.49821	9,537
01/01/2020 to 12/31/2020	22.49821	21.67682	7,303
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.60245	10.50489	272,532
01/01/2012 to 12/31/2012	10.50489	11.37415	244,555
01/01/2013 to 12/31/2013	11.37415	12.18605	691,299
01/01/2014 to 12/31/2014	12.18605	12.64490	1,143,117
01/01/2015 to 12/31/2015	12.64490	12.42241	1,257,307
01/01/2016 to 12/31/2016	12.42241	12.86037	1,278,579
01/01/2017 to 12/31/2017	12.86037	13.89478	1,590,624
01/01/2018 to 12/31/2018	13.89478	13.24226	1,183,479
01/01/2019 to 12/31/2019	13.24226	14.90552	1,161,213
01/01/2020 to 12/31/2020	14.90552	15.95021	1,098,579
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01834	10.06623	0
01/01/2012 to 12/31/2012	10.06623	10.57685	0
01/01/2013 to 12/31/2013	10.57685	10.13596	345
01/01/2014 to 12/31/2014	10.13596	10.54611	69,760
01/01/2015 to 12/31/2015	10.54611	10.31799	82,414
01/01/2016 to 12/31/2016	10.31799	10.54843	82,362
01/01/2017 to 12/31/2017	10.54843	10.93540	78,782
01/01/2018 to 12/31/2018	10.93540	10.63925	39,237
01/01/2019 to 12/31/2019	10.63925	11.45521	31,109
01/01/2020 to 12/31/2020	11.45521	11.91734	4,533
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	11.51434	10.59391	87,805
01/01/2012 to 12/31/2012	10.59391	11.73515	80,358
01/01/2013 to 12/31/2013	11.73515	13.47231	486,763
01/01/2014 to 12/31/2014	13.47231	14.43197	1,078,879
01/01/2015 to 12/31/2015	14.43197	14.07110	1,496,821
01/01/2016 to 12/31/2016	14.07110	15.19778	1,551,233
01/01/2017 to 12/31/2017	15.19778	17.30972	3,076,300
01/01/2018 to 12/31/2018	17.30972	15.68936	2,308,970
01/01/2019 to 12/31/2019	15.68936	18.34307	2,480,964
01/01/2020 to 12/31/2020	18.34307	19.04851	2,147,896
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	10.89657	11.05948	1,101
01/01/2012 to 12/31/2012	11.05948	12.88919	1,075
01/01/2013 to 12/31/2013	12.88919	16.74464	712
01/01/2014 to 12/31/2014	16.74464	19.25416	6,999
01/01/2015 to 12/31/2015	19.25416	19.46992	8,420
01/01/2016 to 12/31/2016	19.46992	21.93650	7,689
01/01/2017 to 12/31/2017	21.93650	26.30946	7,989
01/01/2018 to 12/31/2018	26.30946	23.68633	9,059
01/01/2019 to 12/31/2019	23.68633	28.92119	6,844
01/01/2020 to 12/31/2020	28.92119	26.89988	4,048

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99842	8.88478	0
01/01/2012 to 12/31/2012	8.88478	9.86246	0
01/01/2013 to 12/31/2013	9.86246	11.84221	3,907
01/01/2014 to 12/31/2014	11.84221	12.37240	7,967
01/01/2015 to 12/31/2015	12.37240	12.15561	9,221
01/01/2016 to 12/31/2016	12.15561	12.67909	9,010
01/01/2017 to 12/31/2017	12.67909	14.70144	8,732
01/01/2018 to 12/31/2018	14.70144	13.47923	8,765
01/01/2019 to 12/31/2019	13.47923	16.02711	5,778
01/01/2020 to 12/31/2020	16.02711	17.54260	1,774
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.16375	10.36831	2,704
01/01/2012 to 12/31/2012	10.36831	12.21274	2,241
01/01/2013 to 12/31/2013	12.21274	16.87039	3,306
01/01/2014 to 12/31/2014	16.87039	17.36748	10,091
01/01/2015 to 12/31/2015	17.36748	17.26490	8,500
01/01/2016 to 12/31/2016	17.26490	18.24165	7,795
01/01/2017 to 12/31/2017	18.24165	22.85160	12,284
01/01/2018 to 12/31/2018	22.85160	19.98435	7,551
01/01/2019 to 12/31/2019	19.98435	26.75703	6,096
01/01/2020 to 12/31/2020	26.75703	35.48488	4,453
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.62411	12.26334	985
01/01/2012 to 12/31/2012	12.26334	13.49477	1,295
01/01/2013 to 12/31/2013	13.49477	17.89491	8,900
01/01/2014 to 12/31/2014	17.89491	18.22541	11,764
01/01/2015 to 12/31/2015	18.22541	18.01957	9,606
01/01/2016 to 12/31/2016	18.01957	19.81286	11,955
01/01/2017 to 12/31/2017	19.81286	24.08619	11,545
01/01/2018 to 12/31/2018	24.08619	21.64045	8,078
01/01/2019 to 12/31/2019	21.64045	27.62375	12,084
01/01/2020 to 12/31/2020	27.62375	40.21255	8,042
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.47308	10.58275	1,021
01/01/2012 to 12/31/2012	10.58275	12.26676	914
01/01/2013 to 12/31/2013	12.26676	16.53459	1,840
01/01/2014 to 12/31/2014	16.53459	17.07496	4,761
01/01/2015 to 12/31/2015	17.07496	16.02859	5,503
01/01/2016 to 12/31/2016	16.02859	20.31700	4,190
01/01/2017 to 12/31/2017	20.31700	21.39649	4,441
01/01/2018 to 12/31/2018	21.39649	17.40398	3,950
01/01/2019 to 12/31/2019	17.40398	20.82601	7,389
01/01/2020 to 12/31/2020	20.82601	20.60660	1,203
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.69858	10.70386	354,864
01/01/2012 to 12/31/2012	10.70386	11.91749	311,145
01/01/2013 to 12/31/2013	11.91749	13.65914	1,302,316
01/01/2014 to 12/31/2014	13.65914	14.18744	2,512,380
01/01/2015 to 12/31/2015	14.18744	13.92374	4,223,132
01/01/2016 to 12/31/2016	13.92374	14.69039	4,147,582
01/01/2017 to 12/31/2017	14.69039	16.63259	4,013,217
01/01/2018 to 12/31/2018	16.63259	15.44574	3,119,978
01/01/2019 to 12/31/2019	15.44574	18.31077	3,184,589
01/01/2020 to 12/31/2020	18.31077	20.21437	2,778,888

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.14285	10.74611	28,961
01/01/2012 to 12/31/2012	10.74611	12.39520	23,590
01/01/2013 to 12/31/2013	12.39520	17.51339	29,021
01/01/2014 to 12/31/2014	17.51339	18.61447	56,020
01/01/2015 to 12/31/2015	18.61447	20.01090	60,817
01/01/2016 to 12/31/2016	20.01090	20.16122	59,831
01/01/2017 to 12/31/2017	20.16122	27.27281	65,895
01/01/2018 to 12/31/2018	27.27281	27.78620	29,909
01/01/2019 to 12/31/2019	27.78620	34.95341	27,933
01/01/2020 to 12/31/2020	34.95341	47.93904	18,410
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.67390	10.41987	2,561
01/01/2012 to 12/31/2012	10.41987	11.59143	2,472
01/01/2013 to 12/31/2013	11.59143	15.30911	570
01/01/2014 to 12/31/2014	15.30911	15.25228	5,726
01/01/2015 to 12/31/2015	15.25228	14.05521	5,211
01/01/2016 to 12/31/2016	14.05521	14.63380	5,661
01/01/2017 to 12/31/2017	14.63380	16.73292	5,454
01/01/2018 to 12/31/2018	16.73292	14.81941	5,145
01/01/2019 to 12/31/2019	14.81941	18.31332	27,928
01/01/2020 to 12/31/2020	18.31332	18.34095	30,804
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.48283	9.58441	13,137
01/01/2012 to 12/31/2012	9.58441	9.74218	10,910
01/01/2013 to 12/31/2013	9.74218	11.02705	4,485
01/01/2014 to 12/31/2014	11.02705	9.91307	10,425
01/01/2015 to 12/31/2015	9.91307	7.85235	11,349
01/01/2016 to 12/31/2016	7.85235	9.59967	9,765
01/01/2017 to 12/31/2017	9.59967	10.38845	6,943
01/01/2018 to 12/31/2018	10.38845	8.49293	5,610
01/01/2019 to 12/31/2019	8.49293	9.73676	13,661
01/01/2020 to 12/31/2020	9.73676	9.33955	11,737
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.50772	10.89980	978
01/01/2012 to 12/31/2012	10.89980	12.66098	1,022
01/01/2013 to 12/31/2013	12.66098	16.44666	2,641
01/01/2014 to 12/31/2014	16.44666	18.54936	7,132
01/01/2015 to 12/31/2015	18.54936	16.99439	7,431
01/01/2016 to 12/31/2016	16.99439	19.00556	7,345
01/01/2017 to 12/31/2017	19.00556	22.10058	7,438
01/01/2018 to 12/31/2018	22.10058	18.09571	7,331
01/01/2019 to 12/31/2019	18.09571	21.15050	6,517
01/01/2020 to 12/31/2020	21.15050	19.54254	7,436
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	9.99842	8.82229	0
01/01/2012 to 12/31/2012	8.82229	9.60719	10,169
01/01/2013 to 12/31/2013	9.60719	11.35710	366,460
01/01/2014 to 12/31/2014	11.35710	11.75460	1,198,339
01/01/2015 to 12/31/2015	11.75460	11.45826	1,338,817
01/01/2016 to 12/31/2016	11.45826	11.97442	1,255,799
01/01/2017 to 12/31/2017	11.97442	13.34439	1,179,186
01/01/2018 to 12/31/2018	13.34439	12.43534	958,018
01/01/2019 to 12/31/2019	12.43534	14.70649	962,993
01/01/2020 to 12/31/2020	14.70649	15.38780	885,616

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.40601	10.82363	22,075
01/01/2012 to 12/31/2012	10.82363	11.45149	21,616
01/01/2013 to 12/31/2013	11.45149	11.06625	32,491
01/01/2014 to 12/31/2014	11.06625	11.63736	70,423
01/01/2015 to 12/31/2015	11.63736	11.55742	63,917
01/01/2016 to 12/31/2016	11.55742	11.92225	62,894
01/01/2017 to 12/31/2017	11.92225	12.43412	69,798
01/01/2018 to 12/31/2018	12.43412	11.92046	66,078
01/01/2019 to 12/31/2019	11.92046	13.13249	88,480
01/01/2020 to 12/31/2020	13.13249	13.92758	77,628
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT B SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.05357	9.68945	9,842
01/01/2012 to 12/31/2012	9.68945	10.79903	9,387
01/01/2013 to 12/31/2013	10.79903	11.75851	16,082
01/01/2014 to 12/31/2014	11.75851	12.08662	12,449
01/01/2015 to 12/31/2015	12.08662	11.58176	11,799
01/01/2016 to 12/31/2016	11.58176	12.19380	58,255
01/01/2017 to 12/31/2017	12.19380	13.59275	55,839
01/01/2018 to 12/31/2018	13.59275	12.36263	53,954
01/01/2019 to 12/31/2019	12.36263	14.20530	57,784
01/01/2020 to 12/31/2020	14.20530	14.65795	53,283
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.59254	10.49952	1,409
01/01/2012 to 12/31/2012	10.49952	11.81435	13,906
01/01/2013 to 12/31/2013	11.81435	13.63409	17,094
01/01/2014 to 12/31/2014	13.63409	14.32368	21,722
01/01/2015 to 12/31/2015	14.32368	14.29579	28,264
01/01/2016 to 12/31/2016	14.29579	15.16031	40,326
01/01/2017 to 12/31/2017	15.16031	17.55127	40,971
01/01/2018 to 12/31/2018	17.55127	16.35373	41,571
01/01/2019 to 12/31/2019	16.35373	19.73136	39,542
01/01/2020 to 12/31/2020	19.73136	21.62240	36,733
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.99007	9.71160	2,230
01/01/2012 to 12/31/2012	9.71160	10.60403	9,000
01/01/2013 to 12/31/2013	10.60403	11.80510	15,625
01/01/2014 to 12/31/2014	11.80510	12.28896	17,952
01/01/2015 to 12/31/2015	12.28896	12.14719	39,609
01/01/2016 to 12/31/2016	12.14719	12.60617	70,738
01/01/2017 to 12/31/2017	12.60617	14.50774	72,137
01/01/2018 to 12/31/2018	14.50774	13.22832	62,479
01/01/2019 to 12/31/2019	13.22832	15.46111	60,618
01/01/2020 to 12/31/2020	15.46111	17.46615	57,204
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.40804	10.17985	36,090
01/01/2012 to 12/31/2012	10.17985	11.33645	46,569
01/01/2013 to 12/31/2013	11.33645	13.20498	78,022
01/01/2014 to 12/31/2014	13.20498	13.92690	82,484
01/01/2015 to 12/31/2015	13.92690	13.85466	110,542
01/01/2016 to 12/31/2016	13.85466	14.58164	100,742
01/01/2017 to 12/31/2017	14.58164	16.58958	111,586
01/01/2018 to 12/31/2018	16.58958	15.61408	129,875
01/01/2019 to 12/31/2019	15.61408	18.46124	136,065
01/01/2020 to 12/31/2020	18.46124	20.42947	127,599

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.77276	11.91843	2,162
01/01/2012 to 12/31/2012	11.91843	12.35443	2,629
01/01/2013 to 12/31/2013	12.35443	11.96593	8,160
01/01/2014 to 12/31/2014	11.96593	11.83586	5,014
01/01/2015 to 12/31/2015	11.83586	11.77554	9,173
01/01/2016 to 12/31/2016	11.77554	11.85025	10,593
01/01/2017 to 12/31/2017	11.85025	11.93304	11,778
01/01/2018 to 12/31/2018	11.93304	11.90270	11,882
01/01/2019 to 12/31/2019	11.90270	12.32937	11,722
01/01/2020 to 12/31/2020	12.32937	12.51982	18,346
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.57524	12.84647	1,058
01/01/2012 to 12/31/2012	12.84647	13.90489	4,226
01/01/2013 to 12/31/2013	13.90489	13.51422	32,270
01/01/2014 to 12/31/2014	13.51422	13.94662	13,001
01/01/2015 to 12/31/2015	13.94662	13.51743	11,906
01/01/2016 to 12/31/2016	13.51743	13.94960	11,716
01/01/2017 to 12/31/2017	13.94960	14.41424	14,583
01/01/2018 to 12/31/2018	14.41424	14.17661	12,110
01/01/2019 to 12/31/2019	14.17661	15.33112	13,689
01/01/2020 to 12/31/2020	15.33112	16.29730	12,574
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	9.88109	9.54594	11,275
01/01/2012 to 12/31/2012	9.54594	10.74833	18,256
01/01/2013 to 12/31/2013	10.74833	13.05551	12,520
01/01/2014 to 12/31/2014	13.05551	13.83039	35,764
01/01/2015 to 12/31/2015	13.83039	13.76649	69,346
01/01/2016 to 12/31/2016	13.76649	14.56220	64,741
01/01/2017 to 12/31/2017	14.56220	16.99771	74,180
01/01/2018 to 12/31/2018	16.99771	15.78215	63,282
01/01/2019 to 12/31/2019	15.78215	19.10225	61,886
01/01/2020 to 12/31/2020	19.10225	21.45112	57,231
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.76197	9.17833	0
01/01/2012 to 12/31/2012	9.17833	11.52315	760
01/01/2013 to 12/31/2013	11.52315	11.90508	736
01/01/2014 to 12/31/2014	11.90508	13.42844	2,063
01/01/2015 to 12/31/2015	13.42844	13.28358	3,416
01/01/2016 to 12/31/2016	13.28358	13.26990	3,441
01/01/2017 to 12/31/2017	13.26990	14.56915	3,330
01/01/2018 to 12/31/2018	14.56915	13.74481	2,557
01/01/2019 to 12/31/2019	13.74481	17.02803	2,456
01/01/2020 to 12/31/2020	17.02803	16.36283	2,344
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	8.36127	8.82419	0
01/01/2012 to 12/31/2012	8.82419	10.07765	18
01/01/2013 to 12/31/2013	10.07765	10.29050	2,386
01/01/2014 to 12/31/2014	10.29050	13.33818	5,228
01/01/2015 to 12/31/2015	13.33818	13.84584	8,747
01/01/2016 to 12/31/2016	13.84584	14.36896	8,506
01/01/2017 to 12/31/2017	14.36896	15.11555	8,493
01/01/2018 to 12/31/2018	15.11555	14.25356	5,313
01/01/2019 to 12/31/2019	14.25356	18.51789	5,324
01/01/2020 to 12/31/2020	18.51789	17.81454	5,719

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.15868	8.80869	0
01/01/2012 to 12/31/2012	8.80869	10.28504	0
01/01/2013 to 12/31/2013	10.28504	10.20593	0
01/01/2014 to 12/31/2014	10.20593	9.63174	0
01/01/2015 to 12/31/2015	9.63174	7.94129	279
01/01/2016 to 12/31/2016	7.94129	8.83470	270
01/01/2017 to 12/31/2017	8.83470	11.05480	263
01/01/2018 to 12/31/2018	11.05480	9.40746	254
01/01/2019 to 12/31/2019	9.40746	10.55768	246
01/01/2020 to 12/31/2020	10.55768	10.87757	238
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.70021	9.45972	1,311
01/01/2012 to 12/31/2012	9.45972	10.36217	15,691
01/01/2013 to 12/31/2013	10.36217	11.77393	20,997
01/01/2014 to 12/31/2014	11.77393	12.02477	19,045
01/01/2015 to 12/31/2015	12.02477	12.02372	17,118
01/01/2016 to 12/31/2016	12.02372	12.41117	36,892
01/01/2017 to 12/31/2017	12.41117	14.31272	39,835
01/01/2018 to 12/31/2018	14.31272	13.07285	34,514
01/01/2019 to 12/31/2019	13.07285	15.53206	35,624
01/01/2020 to 12/31/2020	15.53206	16.72529	34,441
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99973	10.07671	4,785
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.32606	10.17206	0
01/01/2012 to 12/31/2012	10.17206	11.09154	9,423
01/01/2013 to 12/31/2013	11.09154	12.06017	13,204
01/01/2014 to 12/31/2014	12.06017	12.42331	17,974
01/01/2015 to 12/31/2015	12.42331	12.18843	17,295
01/01/2016 to 12/31/2016	12.18843	12.70214	33,949
01/01/2017 to 12/31/2017	12.70214	14.12146	31,336
01/01/2018 to 12/31/2018	14.12146	12.99418	29,825
01/01/2019 to 12/31/2019	12.99418	14.92684	28,437
01/01/2020 to 12/31/2020	14.92684	16.10419	27,618
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	12.07909	12.11532	0
01/01/2012 to 12/31/2012	12.11532	13.87726	592
01/01/2013 to 12/31/2013	13.87726	19.07270	1,617
01/01/2014 to 12/31/2014	19.07270	20.24314	1,633
01/01/2015 to 12/31/2015	20.24314	18.94153	2,968
01/01/2016 to 12/31/2016	18.94153	23.31383	5,254
01/01/2017 to 12/31/2017	23.31383	25.89693	5,767
01/01/2018 to 12/31/2018	25.89693	22.03326	5,946
01/01/2019 to 12/31/2019	22.03326	26.75324	5,715
01/01/2020 to 12/31/2020	26.75324	27.13377	7,876

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.27485	10.17598	7,315
01/01/2012 to 12/31/2012	10.17598	10.07626	2,251
01/01/2013 to 12/31/2013	10.07626	9.97714	1,433
01/01/2014 to 12/31/2014	9.97714	9.87852	23,288
01/01/2015 to 12/31/2015	9.87852	9.78032	11,823
01/01/2016 to 12/31/2016	9.78032	9.68399	9,858
01/01/2017 to 12/31/2017	9.68399	9.62117	6,683
01/01/2018 to 12/31/2018	9.62117	9.64920	6,280
01/01/2019 to 12/31/2019	9.64920	9.71522	6,305
01/01/2020 to 12/31/2020	9.71522	9.64093	10,568
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.08074	11.31919	0
01/01/2012 to 12/31/2012	11.31919	12.76194	1,142
01/01/2013 to 12/31/2013	12.76194	13.54280	2,602
01/01/2014 to 12/31/2014	13.54280	13.75166	4,729
01/01/2015 to 12/31/2015	13.75166	13.13027	7,415
01/01/2016 to 12/31/2016	13.13027	15.00201	10,073
01/01/2017 to 12/31/2017	15.00201	15.96360	11,839
01/01/2018 to 12/31/2018	15.96360	15.49079	13,922
01/01/2019 to 12/31/2019	15.49079	17.68393	14,032
01/01/2020 to 12/31/2020	17.68393	17.97045	12,749
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	7.55590	7.16817	0
01/01/2012 to 12/31/2012	7.16817	8.29561	32
01/01/2013 to 12/31/2013	8.29561	11.48738	677
01/01/2014 to 12/31/2014	11.48738	12.93708	3,267
01/01/2015 to 12/31/2015	12.93708	11.80525	3,857
01/01/2016 to 12/31/2016	11.80525	14.01298	9,295
01/01/2017 to 12/31/2017	14.01298	16.53743	7,366
01/01/2018 to 12/31/2018	16.53743	14.05575	6,464
01/01/2019 to 12/31/2019	14.05575	18.02518	9,203
01/01/2020 to 12/31/2020	18.02518	17.89519	8,234
AST International Growth Portfolio
01/01/2011 to 12/31/2011	9.01789	7.77483	0
01/01/2012 to 12/31/2012	7.77483	9.26557	0
01/01/2013 to 12/31/2013	9.26557	10.92201	0
01/01/2014 to 12/31/2014	10.92201	10.21646	0
01/01/2015 to 12/31/2015	10.21646	10.43383	177
01/01/2016 to 12/31/2016	10.43383	9.94030	484
01/01/2017 to 12/31/2017	9.94030	13.32866	471
01/01/2018 to 12/31/2018	13.32866	11.43688	689
01/01/2019 to 12/31/2019	11.43688	14.95971	1,498
01/01/2020 to 12/31/2020	14.95971	19.45065	3,052
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.17929	7.94794	0
01/01/2012 to 12/31/2012	7.94794	9.18156	0
01/01/2013 to 12/31/2013	9.18156	10.86035	0
01/01/2014 to 12/31/2014	10.86035	10.03208	0
01/01/2015 to 12/31/2015	10.03208	10.01389	121
01/01/2016 to 12/31/2016	10.01389	9.97240	223
01/01/2017 to 12/31/2017	9.97240	12.12628	218
01/01/2018 to 12/31/2018	12.12628	10.06836	444
01/01/2019 to 12/31/2019	10.06836	11.96465	421
01/01/2020 to 12/31/2020	11.96465	11.77440	294

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.13569	9.97825	0
01/01/2012 to 12/31/2012	9.97825	11.22134	4,842
01/01/2013 to 12/31/2013	11.22134	12.91910	5,595
01/01/2014 to 12/31/2014	12.91910	13.60521	5,755
01/01/2015 to 12/31/2015	13.60521	13.32949	12,579
01/01/2016 to 12/31/2016	13.32949	13.88622	21,440
01/01/2017 to 12/31/2017	13.88622	16.08024	31,265
01/01/2018 to 12/31/2018	16.08024	14.74659	20,087
01/01/2019 to 12/31/2019	14.74659	17.43752	20,683
01/01/2020 to 12/31/2020	17.43752	19.53693	21,225
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	9.09678	8.18270	0
01/01/2012 to 12/31/2012	8.18270	9.87658	38
01/01/2013 to 12/31/2013	9.87658	11.28094	1,177
01/01/2014 to 12/31/2014	11.28094	10.45830	5,285
01/01/2015 to 12/31/2015	10.45830	10.06541	7,770
01/01/2016 to 12/31/2016	10.06541	10.15840	13,345
01/01/2017 to 12/31/2017	10.15840	13.03844	17,596
01/01/2018 to 12/31/2018	13.03844	10.65367	16,625
01/01/2019 to 12/31/2019	10.65367	13.41967	14,512
01/01/2020 to 12/31/2020	13.41967	15.02475	15,272
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.65289	10.57215	0
01/01/2012 to 12/31/2012	10.57215	11.58947	5,069
01/01/2013 to 12/31/2013	11.58947	12.74066	4,886
01/01/2014 to 12/31/2014	12.74066	13.30181	7,091
01/01/2015 to 12/31/2015	13.30181	13.14611	7,319
01/01/2016 to 12/31/2016	13.14611	13.51574	10,350
01/01/2017 to 12/31/2017	13.51574	15.00708	10,368
01/01/2018 to 12/31/2018	15.00708	14.09612	10,756
01/01/2019 to 12/31/2019	14.09612	15.99541	10,299
01/01/2020 to 12/31/2020	15.99541	17.63488	13,626
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.35164	11.31377	0
01/01/2012 to 12/31/2012	11.31377	12.90295	0
01/01/2013 to 12/31/2013	12.90295	17.43738	0
01/01/2014 to 12/31/2014	17.43738	18.90555	123
01/01/2015 to 12/31/2015	18.90555	20.70893	112
01/01/2016 to 12/31/2016	20.70893	20.20390	239
01/01/2017 to 12/31/2017	20.20390	27.17167	159
01/01/2018 to 12/31/2018	27.17167	26.46778	452
01/01/2019 to 12/31/2019	26.46778	34.74953	441
01/01/2020 to 12/31/2020	34.74953	52.99759	3,224
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	9.74903	9.56442	2,470
01/01/2012 to 12/31/2012	9.56442	10.63120	16
01/01/2013 to 12/31/2013	10.63120	14.37959	0
01/01/2014 to 12/31/2014	14.37959	15.74482	918
01/01/2015 to 12/31/2015	15.74482	17.15902	3,508
01/01/2016 to 12/31/2016	17.15902	17.93663	6,527
01/01/2017 to 12/31/2017	17.93663	23.61802	8,926
01/01/2018 to 12/31/2018	23.61802	22.75449	10,392
01/01/2019 to 12/31/2019	22.75449	29.65526	11,501
01/01/2020 to 12/31/2020	29.65526	38.63746	12,095

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.33903	9.91614	314
01/01/2012 to 12/31/2012	9.91614	12.08368	337
01/01/2013 to 12/31/2013	12.08368	15.27018	4,344
01/01/2014 to 12/31/2014	15.27018	15.66783	4,112
01/01/2015 to 12/31/2015	15.66783	15.28549	4,825
01/01/2016 to 12/31/2016	15.28549	16.21071	4,324
01/01/2017 to 12/31/2017	16.21071	19.87703	6,521
01/01/2018 to 12/31/2018	19.87703	17.79928	8,219
01/01/2019 to 12/31/2019	17.79928	22.90247	7,551
01/01/2020 to 12/31/2020	22.90247	25.89091	6,797
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99918	10.37057	17
01/01/2013 to 12/31/2013	10.37057	12.20998	0
01/01/2014 to 12/31/2014	12.20998	12.71038	1,615
01/01/2015 to 12/31/2015	12.71038	12.42824	1,589
01/01/2016 to 12/31/2016	12.42824	12.83725	1,745
01/01/2017 to 12/31/2017	12.83725	14.80668	2,688
01/01/2018 to 12/31/2018	14.80668	13.44632	2,614
01/01/2019 to 12/31/2019	13.44632	16.34372	3,189
01/01/2020 to 12/31/2020	16.34372	17.77964	19,190
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.04775	9.88927	0
01/01/2012 to 12/31/2012	9.88927	11.46400	15
01/01/2013 to 12/31/2013	11.46400	15.51686	6,540
01/01/2014 to 12/31/2014	15.51686	16.70138	2,126
01/01/2015 to 12/31/2015	16.70138	17.73141	5,454
01/01/2016 to 12/31/2016	17.73141	17.89169	9,454
01/01/2017 to 12/31/2017	17.89169	23.15489	10,751
01/01/2018 to 12/31/2018	23.15489	23.41734	13,070
01/01/2019 to 12/31/2019	23.41734	31.94467	13,410
01/01/2020 to 12/31/2020	31.94467	41.26780	13,214
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.42903	11.93976	0
01/01/2012 to 12/31/2012	11.93976	14.14015	1,396
01/01/2013 to 12/31/2013	14.14015	18.50694	2,504
01/01/2014 to 12/31/2014	18.50694	20.43596	5,031
01/01/2015 to 12/31/2015	20.43596	19.08331	9,822
01/01/2016 to 12/31/2016	19.08331	19.20543	11,310
01/01/2017 to 12/31/2017	19.20543	24.16719	11,658
01/01/2018 to 12/31/2018	24.16719	22.88626	10,786
01/01/2019 to 12/31/2019	22.88626	29.49267	15,236
01/01/2020 to 12/31/2020	29.49267	39.37383	14,780
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.97960	9.63540	0
01/01/2012 to 12/31/2012	9.63540	11.17393	23
01/01/2013 to 12/31/2013	11.17393	15.71072	2,215
01/01/2014 to 12/31/2014	15.71072	17.77178	3,289
01/01/2015 to 12/31/2015	17.77178	16.60400	6,129
01/01/2016 to 12/31/2016	16.60400	19.43671	9,777
01/01/2017 to 12/31/2017	19.43671	21.89837	11,748
01/01/2018 to 12/31/2018	21.89837	18.11547	10,325
01/01/2019 to 12/31/2019	18.11547	21.70530	9,686
01/01/2020 to 12/31/2020	21.70530	21.10671	10,633

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.15697	11.15675	59,232
01/01/2012 to 12/31/2012	11.15675	12.19226	56,097
01/01/2013 to 12/31/2013	12.19226	13.18351	54,932
01/01/2014 to 12/31/2014	13.18351	13.80684	67,255
01/01/2015 to 12/31/2015	13.80684	13.68969	85,772
01/01/2016 to 12/31/2016	13.68969	14.30327	117,927
01/01/2017 to 12/31/2017	14.30327	15.59655	111,480
01/01/2018 to 12/31/2018	15.59655	15.00285	131,207
01/01/2019 to 12/31/2019	15.00285	17.04382	126,955
01/01/2020 to 12/31/2020	17.04382	18.40748	123,975
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.65573	8.96603	1,599
01/01/2012 to 12/31/2012	8.96603	10.02421	2,311
01/01/2013 to 12/31/2013	10.02421	11.61472	3,986
01/01/2014 to 12/31/2014	11.61472	12.55744	33,927
01/01/2015 to 12/31/2015	12.55744	12.35696	57,879
01/01/2016 to 12/31/2016	12.35696	13.46983	58,768
01/01/2017 to 12/31/2017	13.46983	15.48350	86,855
01/01/2018 to 12/31/2018	15.48350	14.16509	96,986
01/01/2019 to 12/31/2019	14.16509	16.71458	96,298
01/01/2020 to 12/31/2020	16.71458	17.51827	90,630
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	8.64622	8.85664	1,546
01/01/2012 to 12/31/2012	8.85664	10.41779	1,532
01/01/2013 to 12/31/2013	10.41779	13.65949	2,489
01/01/2014 to 12/31/2014	13.65949	15.85219	3,284
01/01/2015 to 12/31/2015	15.85219	16.17865	3,413
01/01/2016 to 12/31/2016	16.17865	18.39686	7,896
01/01/2017 to 12/31/2017	18.39686	22.26804	10,039
01/01/2018 to 12/31/2018	22.26804	20.23491	10,090
01/01/2019 to 12/31/2019	20.23491	24.93613	10,020
01/01/2020 to 12/31/2020	24.93613	23.40867	10,101
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99918	8.93992	0
01/01/2012 to 12/31/2012	8.93992	10.01604	0
01/01/2013 to 12/31/2013	10.01604	12.13798	0
01/01/2014 to 12/31/2014	12.13798	12.79898	233
01/01/2015 to 12/31/2015	12.79898	12.69136	925
01/01/2016 to 12/31/2016	12.69136	13.36031	493
01/01/2017 to 12/31/2017	13.36031	15.63441	8,285
01/01/2018 to 12/31/2018	15.63441	14.46842	14,417
01/01/2019 to 12/31/2019	14.46842	17.36278	17,654
01/01/2020 to 12/31/2020	17.36278	19.18082	16,615
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	10.41905	8.96343	354
01/01/2012 to 12/31/2012	8.96343	10.65604	369
01/01/2013 to 12/31/2013	10.65604	14.85632	1,278
01/01/2014 to 12/31/2014	14.85632	15.43593	1,968
01/01/2015 to 12/31/2015	15.43593	15.48715	5,973
01/01/2016 to 12/31/2016	15.48715	16.51462	7,456
01/01/2017 to 12/31/2017	16.51462	20.87920	8,751
01/01/2018 to 12/31/2018	20.87920	18.42985	10,952
01/01/2019 to 12/31/2019	18.42985	24.90454	11,164
01/01/2020 to 12/31/2020	24.90454	33.33401	12,530

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.06406	11.82778	0
01/01/2012 to 12/31/2012	11.82778	13.13644	0
01/01/2013 to 12/31/2013	13.13644	17.58113	0
01/01/2014 to 12/31/2014	17.58113	18.07191	1,089
01/01/2015 to 12/31/2015	18.07191	18.03357	1,176
01/01/2016 to 12/31/2016	18.03357	20.01168	1,411
01/01/2017 to 12/31/2017	20.01168	24.55270	1,295
01/01/2018 to 12/31/2018	24.55270	22.26553	1,222
01/01/2019 to 12/31/2019	22.26553	28.68509	2,026
01/01/2020 to 12/31/2020	28.68509	42.14436	1,742
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.30053	9.58913	0
01/01/2012 to 12/31/2012	9.58913	11.21832	23
01/01/2013 to 12/31/2013	11.21832	15.26149	3,645
01/01/2014 to 12/31/2014	15.26149	15.90635	1,575
01/01/2015 to 12/31/2015	15.90635	15.07015	2,752
01/01/2016 to 12/31/2016	15.07015	19.27868	5,117
01/01/2017 to 12/31/2017	19.27868	20.49063	3,630
01/01/2018 to 12/31/2018	20.49063	16.82275	5,368
01/01/2019 to 12/31/2019	16.82275	20.31714	4,312
01/01/2020 to 12/31/2020	20.31714	20.28945	3,785
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.52807	10.63067	3,039
01/01/2012 to 12/31/2012	10.63067	11.94592	23,637
01/01/2013 to 12/31/2013	11.94592	13.81861	32,182
01/01/2014 to 12/31/2014	13.81861	14.48626	39,114
01/01/2015 to 12/31/2015	14.48626	14.34890	45,867
01/01/2016 to 12/31/2016	14.34890	15.27883	82,583
01/01/2017 to 12/31/2017	15.27883	17.45860	102,240
01/01/2018 to 12/31/2018	17.45860	16.36414	98,803
01/01/2019 to 12/31/2019	16.36414	19.57926	98,217
01/01/2020 to 12/31/2020	19.57926	21.81517	95,121
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.20897	10.91000	0
01/01/2012 to 12/31/2012	10.91000	12.70117	0
01/01/2013 to 12/31/2013	12.70117	18.11188	1,087
01/01/2014 to 12/31/2014	18.11188	19.42910	5,419
01/01/2015 to 12/31/2015	19.42910	21.08029	9,928
01/01/2016 to 12/31/2016	21.08029	21.43515	9,524
01/01/2017 to 12/31/2017	21.43515	29.26401	9,793
01/01/2018 to 12/31/2018	29.26401	30.09300	4,083
01/01/2019 to 12/31/2019	30.09300	38.20629	4,763
01/01/2020 to 12/31/2020	38.20629	52.88590	4,760
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.25078	8.12903	0
01/01/2012 to 12/31/2012	8.12903	9.12709	19
01/01/2013 to 12/31/2013	9.12709	12.16608	1,169
01/01/2014 to 12/31/2014	12.16608	12.23327	2,902
01/01/2015 to 12/31/2015	12.23327	11.37778	2,087
01/01/2016 to 12/31/2016	11.37778	11.95569	1,841
01/01/2017 to 12/31/2017	11.95569	13.79697	2,603
01/01/2018 to 12/31/2018	13.79697	12.33326	8,386
01/01/2019 to 12/31/2019	12.33326	15.38238	33,000
01/01/2020 to 12/31/2020	15.38238	15.54840	57,586

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	12.17409	10.25550	854
01/01/2012 to 12/31/2012	10.25550	10.52125	853
01/01/2013 to 12/31/2013	10.52125	12.01930	4,036
01/01/2014 to 12/31/2014	12.01930	10.90540	3,053
01/01/2015 to 12/31/2015	10.90540	8.71869	2,325
01/01/2016 to 12/31/2016	8.71869	10.75741	5,898
01/01/2017 to 12/31/2017	10.75741	11.74892	6,098
01/01/2018 to 12/31/2018	11.74892	9.69486	6,071
01/01/2019 to 12/31/2019	9.69486	11.21779	6,119
01/01/2020 to 12/31/2020	11.21779	10.86002	5,654
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.42410	9.96483	0
01/01/2012 to 12/31/2012	9.96483	11.68256	23
01/01/2013 to 12/31/2013	11.68256	15.31633	5,856
01/01/2014 to 12/31/2014	15.31633	17.43481	2,771
01/01/2015 to 12/31/2015	17.43481	16.12146	4,122
01/01/2016 to 12/31/2016	16.12146	18.19606	3,010
01/01/2017 to 12/31/2017	18.19606	21.35480	2,866
01/01/2018 to 12/31/2018	21.35480	17.64836	1,679
01/01/2019 to 12/31/2019	17.64836	20.81892	1,615
01/01/2020 to 12/31/2020	20.81892	19.41485	1,016
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	9.80618	8.70580	0
01/01/2012 to 12/31/2012	8.70580	9.56832	35
01/01/2013 to 12/31/2013	9.56832	11.41596	0
01/01/2014 to 12/31/2014	11.41596	11.92516	4,247
01/01/2015 to 12/31/2015	11.92516	11.73237	5,333
01/01/2016 to 12/31/2016	11.73237	12.37437	11,290
01/01/2017 to 12/31/2017	12.37437	13.91758	15,663
01/01/2018 to 12/31/2018	13.91758	13.09050	9,817
01/01/2019 to 12/31/2019	13.09050	15.62487	10,167
01/01/2020 to 12/31/2020	15.62487	16.50039	9,403
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	11.05727	11.60740	0
01/01/2012 to 12/31/2012	11.60740	12.39484	1,828
01/01/2013 to 12/31/2013	12.39484	12.08896	1,727
01/01/2014 to 12/31/2014	12.08896	12.83064	1,641
01/01/2015 to 12/31/2015	12.83064	12.86080	2,675
01/01/2016 to 12/31/2016	12.86080	13.38950	3,385
01/01/2017 to 12/31/2017	13.38950	14.09350	3,999
01/01/2018 to 12/31/2018	14.09350	13.63727	16,922
01/01/2019 to 12/31/2019	13.63727	15.16307	21,036
01/01/2020 to 12/31/2020	15.16307	16.23027	22,584
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Basic Death Benefit Only or With HAV - Cliff M&E (1.70%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.81679	10.35039	4,131,792
01/01/2012 to 12/31/2012	10.35039	11.45280	6,402,595
01/01/2013 to 12/31/2013	11.45280	12.38097	6,970,810
01/01/2014 to 12/31/2014	12.38097	12.63524	5,964,391
01/01/2015 to 12/31/2015	12.63524	12.02065	4,691,932
01/01/2016 to 12/31/2016	12.02065	12.56548	4,135,628
01/01/2017 to 12/31/2017	12.56548	13.90699	3,937,484
01/01/2018 to 12/31/2018	13.90699	12.55718	2,721,378
01/01/2019 to 12/31/2019	12.55718	14.32556	2,819,675
01/01/2020 to 12/31/2020	14.32556	14.67610	2,373,717
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.92280	10.74947	3,894,177
01/01/2012 to 12/31/2012	10.74947	12.00861	8,232,833
01/01/2013 to 12/31/2013	12.00861	13.75898	9,599,194
01/01/2014 to 12/31/2014	13.75898	14.35121	9,005,849
01/01/2015 to 12/31/2015	14.35121	14.22051	8,373,546
01/01/2016 to 12/31/2016	14.22051	14.97274	7,796,888
01/01/2017 to 12/31/2017	14.97274	17.21021	7,292,328
01/01/2018 to 12/31/2018	17.21021	15.92036	6,431,654
01/01/2019 to 12/31/2019	15.92036	19.07073	5,407,287
01/01/2020 to 12/31/2020	19.07073	20.74863	4,290,511
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	10.80894	10.43243	2,483,599
01/01/2012 to 12/31/2012	10.43243	11.30927	5,233,655
01/01/2013 to 12/31/2013	11.30927	12.49992	5,915,648
01/01/2014 to 12/31/2014	12.49992	12.91884	5,617,005
01/01/2015 to 12/31/2015	12.91884	12.67819	5,360,474
01/01/2016 to 12/31/2016	12.67819	13.06319	4,995,825
01/01/2017 to 12/31/2017	13.06319	14.92628	4,714,619
01/01/2018 to 12/31/2018	14.92628	13.51171	4,014,082
01/01/2019 to 12/31/2019	13.51171	15.67908	3,655,727
01/01/2020 to 12/31/2020	15.67908	17.58552	3,235,355
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.77509	10.46346	4,716,751
01/01/2012 to 12/31/2012	10.46346	11.56847	7,803,091
01/01/2013 to 12/31/2013	11.56847	13.37861	8,839,480
01/01/2014 to 12/31/2014	13.37861	14.00897	7,904,419
01/01/2015 to 12/31/2015	14.00897	13.83639	7,412,772
01/01/2016 to 12/31/2016	13.83639	14.45833	7,033,889
01/01/2017 to 12/31/2017	14.45833	16.33176	6,605,907
01/01/2018 to 12/31/2018	16.33176	15.26060	5,813,127
01/01/2019 to 12/31/2019	15.26060	17.91403	4,723,183
01/01/2020 to 12/31/2020	17.91403	19.68171	4,233,851

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99859	9.16386	583,439
01/01/2012 to 12/31/2012	9.16386	10.07935	1,989,260
01/01/2013 to 12/31/2013	10.07935	10.98344	2,374,351
01/01/2014 to 12/31/2014	10.98344	11.32538	2,381,561
01/01/2015 to 12/31/2015	11.32538	10.79877	2,231,924
01/01/2016 to 12/31/2016	10.79877	11.35441	2,088,092
01/01/2017 to 12/31/2017	11.35441	12.56963	2,014,857
01/01/2018 to 12/31/2018	12.56963	11.70267	1,671,604
01/01/2019 to 12/31/2019	11.70267	13.53080	1,544,204
01/01/2020 to 12/31/2020	13.53080	13.93086	1,259,964
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	10.10254	10.15429	419,219
01/01/2012 to 12/31/2012	10.15429	10.44990	430,403
01/01/2013 to 12/31/2013	10.44990	10.04888	409,655
01/01/2014 to 12/31/2014	10.04888	9.86856	391,615
01/01/2015 to 12/31/2015	9.86856	9.74767	348,609
01/01/2016 to 12/31/2016	9.74767	9.73899	348,726
01/01/2017 to 12/31/2017	9.73899	9.73689	362,126
01/01/2018 to 12/31/2018	9.73689	9.64202	356,958
01/01/2019 to 12/31/2019	9.64202	9.91609	325,543
01/01/2020 to 12/31/2020	9.91609	9.99704	248,701
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	10.37575	10.52377	2,792,279
01/01/2012 to 12/31/2012	10.52377	11.30899	5,031,925
01/01/2013 to 12/31/2013	11.30899	10.91248	4,899,563
01/01/2014 to 12/31/2014	10.91248	11.18082	4,582,259
01/01/2015 to 12/31/2015	11.18082	10.75911	3,865,636
01/01/2016 to 12/31/2016	10.75911	11.02373	3,570,794
01/01/2017 to 12/31/2017	11.02373	11.30952	3,700,608
01/01/2018 to 12/31/2018	11.30952	11.04287	3,206,036
01/01/2019 to 12/31/2019	11.04287	11.85658	3,045,492
01/01/2020 to 12/31/2020	11.85658	12.51345	2,832,075
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.85587	10.41265	3,374,910
01/01/2012 to 12/31/2012	10.41265	11.63998	5,774,390
01/01/2013 to 12/31/2013	11.63998	14.03724	7,553,780
01/01/2014 to 12/31/2014	14.03724	14.76392	8,327,897
01/01/2015 to 12/31/2015	14.76392	14.59043	8,338,663
01/01/2016 to 12/31/2016	14.59043	15.32348	8,017,717
01/01/2017 to 12/31/2017	15.32348	17.75860	8,011,673
01/01/2018 to 12/31/2018	17.75860	16.36972	7,015,192
01/01/2019 to 12/31/2019	16.36972	19.67149	5,723,117
01/01/2020 to 12/31/2020	19.67149	21.93201	4,027,816
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99859	11.65792	40,449
01/01/2014 to 12/31/2014	11.65792	13.01934	127,235
01/01/2015 to 12/31/2015	13.01934	12.34092	117,658
01/01/2016 to 12/31/2016	12.34092	13.93842	329,426
01/01/2017 to 12/31/2017	13.93842	16.22383	238,960
01/01/2018 to 12/31/2018	16.22383	15.18667	172,431
01/01/2019 to 12/31/2019	15.18667	19.56111	174,447
01/01/2020 to 12/31/2020	19.56111	20.13749	138,757

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	11.56952	10.80000	89,816
01/01/2012 to 12/31/2012	10.80000	13.46178	137,044
01/01/2013 to 12/31/2013	13.46178	13.80828	163,725
01/01/2014 to 12/31/2014	13.80828	15.46350	137,909
01/01/2015 to 12/31/2015	15.46350	15.18706	114,640
01/01/2016 to 12/31/2016	15.18706	15.06308	109,367
01/01/2017 to 12/31/2017	15.06308	16.41971	116,906
01/01/2018 to 12/31/2018	16.41971	15.37900	93,747
01/01/2019 to 12/31/2019	15.37900	18.91609	89,624
01/01/2020 to 12/31/2020	18.91609	18.04662	95,523
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	11.81048	12.37513	193,768
01/01/2012 to 12/31/2012	12.37513	14.03150	308,569
01/01/2013 to 12/31/2013	14.03150	14.22509	332,684
01/01/2014 to 12/31/2014	14.22509	18.30603	345,928
01/01/2015 to 12/31/2015	18.30603	18.86651	292,234
01/01/2016 to 12/31/2016	18.86651	19.43959	287,540
01/01/2017 to 12/31/2017	19.43959	20.30351	276,602
01/01/2018 to 12/31/2018	20.30351	19.00764	206,822
01/01/2019 to 12/31/2019	19.00764	24.51733	187,383
01/01/2020 to 12/31/2020	24.51733	23.41674	166,646
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.70034	9.17013	402,766
01/01/2012 to 12/31/2012	9.17013	10.63028	643,783
01/01/2013 to 12/31/2013	10.63028	10.47283	729,453
01/01/2014 to 12/31/2014	10.47283	9.81275	721,985
01/01/2015 to 12/31/2015	9.81275	8.03245	666,199
01/01/2016 to 12/31/2016	8.03245	8.87224	563,536
01/01/2017 to 12/31/2017	8.87224	11.02238	652,111
01/01/2018 to 12/31/2018	11.02238	9.31206	540,111
01/01/2019 to 12/31/2019	9.31206	10.37566	550,518
01/01/2020 to 12/31/2020	10.37566	10.61338	524,137
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	11.03811	10.68755	3,053,207
01/01/2012 to 12/31/2012	10.68755	11.62294	5,708,330
01/01/2013 to 12/31/2013	11.62294	13.11185	6,362,716
01/01/2014 to 12/31/2014	13.11185	13.29515	5,853,895
01/01/2015 to 12/31/2015	13.29515	13.19866	5,708,508
01/01/2016 to 12/31/2016	13.19866	13.52663	5,337,156
01/01/2017 to 12/31/2017	13.52663	15.48760	5,008,886
01/01/2018 to 12/31/2018	15.48760	14.04390	4,340,161
01/01/2019 to 12/31/2019	14.04390	16.56641	3,691,643
01/01/2020 to 12/31/2020	16.56641	17.71122	2,935,089
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99953	10.06695	215,203

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.72450	10.48895	1,944,938
01/01/2012 to 12/31/2012	10.48895	11.35484	3,042,159
01/01/2013 to 12/31/2013	11.35484	12.25810	3,307,472
01/01/2014 to 12/31/2014	12.25810	12.53666	3,009,249
01/01/2015 to 12/31/2015	12.53666	12.21154	2,590,849
01/01/2016 to 12/31/2016	12.21154	12.63533	2,431,983
01/01/2017 to 12/31/2017	12.63533	13.94676	2,432,113
01/01/2018 to 12/31/2018	13.94676	12.74086	1,874,168
01/01/2019 to 12/31/2019	12.74086	14.53093	1,640,164
01/01/2020 to 12/31/2020	14.53093	15.56469	1,343,584
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.51535	11.46720	250,592
01/01/2012 to 12/31/2012	11.46720	13.04056	391,887
01/01/2013 to 12/31/2013	13.04056	17.79423	402,804
01/01/2014 to 12/31/2014	17.79423	18.75080	396,308
01/01/2015 to 12/31/2015	18.75080	17.41934	371,860
01/01/2016 to 12/31/2016	17.41934	21.28695	377,388
01/01/2017 to 12/31/2017	21.28695	23.47651	310,813
01/01/2018 to 12/31/2018	23.47651	19.82980	269,156
01/01/2019 to 12/31/2019	19.82980	23.90516	269,118
01/01/2020 to 12/31/2020	23.90516	24.07131	250,642
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.86455	9.69934	623,247
01/01/2012 to 12/31/2012	9.69934	9.53456	447,194
01/01/2013 to 12/31/2013	9.53456	9.37256	391,063
01/01/2014 to 12/31/2014	9.37256	9.21312	404,682
01/01/2015 to 12/31/2015	9.21312	9.05630	389,331
01/01/2016 to 12/31/2016	9.05630	8.90287	340,673
01/01/2017 to 12/31/2017	8.90287	8.78170	309,432
01/01/2018 to 12/31/2018	8.78170	8.74388	232,050
01/01/2019 to 12/31/2019	8.74388	8.74054	286,092
01/01/2020 to 12/31/2020	8.74054	8.61109	351,510
AST High Yield Portfolio
01/01/2011 to 12/31/2011	10.78613	10.93950	200,366
01/01/2012 to 12/31/2012	10.93950	12.24527	397,008
01/01/2013 to 12/31/2013	12.24527	12.90148	503,533
01/01/2014 to 12/31/2014	12.90148	13.00657	504,304
01/01/2015 to 12/31/2015	13.00657	12.32988	434,852
01/01/2016 to 12/31/2016	12.32988	13.98689	365,022
01/01/2017 to 12/31/2017	13.98689	14.77713	382,239
01/01/2018 to 12/31/2018	14.77713	14.23609	297,896
01/01/2019 to 12/31/2019	14.23609	16.13509	315,816
01/01/2020 to 12/31/2020	16.13509	16.27889	278,557
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.64194	10.02358	74,837
01/01/2012 to 12/31/2012	10.02358	11.51676	97,022
01/01/2013 to 12/31/2013	11.51676	15.83369	159,893
01/01/2014 to 12/31/2014	15.83369	17.70414	254,525
01/01/2015 to 12/31/2015	17.70414	16.03948	213,579
01/01/2016 to 12/31/2016	16.03948	18.90299	194,412
01/01/2017 to 12/31/2017	18.90299	22.14901	221,632
01/01/2018 to 12/31/2018	22.14901	18.68940	235,072
01/01/2019 to 12/31/2019	18.68940	23.79572	223,736
01/01/2020 to 12/31/2020	23.79572	23.45465	231,792

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2011 to 12/31/2011	11.28154	9.65674	146,939
01/01/2012 to 12/31/2012	9.65674	11.42561	205,439
01/01/2013 to 12/31/2013	11.42561	13.37174	246,278
01/01/2014 to 12/31/2014	13.37174	12.41833	259,880
01/01/2015 to 12/31/2015	12.41833	12.59154	282,160
01/01/2016 to 12/31/2016	12.59154	11.91034	241,229
01/01/2017 to 12/31/2017	11.91034	15.85623	254,110
01/01/2018 to 12/31/2018	15.85623	13.50753	252,168
01/01/2019 to 12/31/2019	13.50753	17.54167	221,539
01/01/2020 to 12/31/2020	17.54167	22.64433	150,287
AST International Value Portfolio
01/01/2011 to 12/31/2011	10.81917	9.30077	130,835
01/01/2012 to 12/31/2012	9.30077	10.66713	176,290
01/01/2013 to 12/31/2013	10.66713	12.52710	187,264
01/01/2014 to 12/31/2014	12.52710	11.48863	198,455
01/01/2015 to 12/31/2015	11.48863	11.38567	173,640
01/01/2016 to 12/31/2016	11.38567	11.25750	186,937
01/01/2017 to 12/31/2017	11.25750	13.59125	182,000
01/01/2018 to 12/31/2018	13.59125	11.20328	169,325
01/01/2019 to 12/31/2019	11.20328	13.21797	180,177
01/01/2020 to 12/31/2020	13.21797	12.91444	143,375
AST Investment Grade Bond Portfolio
01/01/2011 to 12/31/2011	10.62325	11.74255	15,848,756
01/01/2012 to 12/31/2012	11.74255	12.62792	6,122,695
01/01/2013 to 12/31/2013	12.62792	12.01813	893,990
01/01/2014 to 12/31/2014	12.01813	12.60885	1,029,731
01/01/2015 to 12/31/2015	12.60885	12.53986	4,577,264
01/01/2016 to 12/31/2016	12.53986	12.84539	4,606,258
01/01/2017 to 12/31/2017	12.84539	13.17217	1,601,617
01/01/2018 to 12/31/2018	13.17217	12.91259	7,985,938
01/01/2019 to 12/31/2019	12.91259	14.11864	1,822,175
01/01/2020 to 12/31/2020	14.11864	16.16399	1,434,035
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.89582	10.64989	1,448,339
01/01/2012 to 12/31/2012	10.64989	11.89058	2,683,105
01/01/2013 to 12/31/2013	11.89058	13.59163	3,099,193
01/01/2014 to 12/31/2014	13.59163	14.21092	2,839,575
01/01/2015 to 12/31/2015	14.21092	13.82301	2,549,581
01/01/2016 to 12/31/2016	13.82301	14.29747	2,391,005
01/01/2017 to 12/31/2017	14.29747	16.43814	2,367,419
01/01/2018 to 12/31/2018	16.43814	14.96609	2,121,605
01/01/2019 to 12/31/2019	14.96609	17.57027	1,986,154
01/01/2020 to 12/31/2020	17.57027	19.54451	1,555,964
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.58075	9.44941	270,284
01/01/2012 to 12/31/2012	9.44941	11.32357	420,837
01/01/2013 to 12/31/2013	11.32357	12.84095	490,500
01/01/2014 to 12/31/2014	12.84095	11.81920	504,746
01/01/2015 to 12/31/2015	11.81920	11.29350	498,051
01/01/2016 to 12/31/2016	11.29350	11.31638	469,107
01/01/2017 to 12/31/2017	11.31638	14.42099	497,800
01/01/2018 to 12/31/2018	14.42099	11.69830	459,382
01/01/2019 to 12/31/2019	11.69830	14.62997	465,297
01/01/2020 to 12/31/2020	14.62997	16.26240	410,201

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.61090	10.45511	1,639,387
01/01/2012 to 12/31/2012	10.45511	11.37878	2,953,294
01/01/2013 to 12/31/2013	11.37878	12.41936	3,181,967
01/01/2014 to 12/31/2014	12.41936	12.87340	2,921,888
01/01/2015 to 12/31/2015	12.87340	12.63141	2,657,243
01/01/2016 to 12/31/2016	12.63141	12.89370	2,497,628
01/01/2017 to 12/31/2017	12.89370	14.21409	2,282,798
01/01/2018 to 12/31/2018	14.21409	13.25491	1,947,866
01/01/2019 to 12/31/2019	13.25491	14.93307	1,875,594
01/01/2020 to 12/31/2020	14.93307	16.34563	1,506,069
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.80010	10.68707	137,379
01/01/2012 to 12/31/2012	10.68707	12.10062	242,001
01/01/2013 to 12/31/2013	12.10062	16.23595	223,904
01/01/2014 to 12/31/2014	16.23595	17.47681	291,114
01/01/2015 to 12/31/2015	17.47681	19.00666	295,750
01/01/2016 to 12/31/2016	19.00666	18.41062	236,976
01/01/2017 to 12/31/2017	18.41062	24.58319	219,566
01/01/2018 to 12/31/2018	24.58319	23.77369	196,081
01/01/2019 to 12/31/2019	23.77369	30.98873	186,360
01/01/2020 to 12/31/2020	30.98873	46.92339	121,139
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99859	11.67279	0
01/01/2014 to 12/31/2014	11.67279	13.22324	0
01/01/2015 to 12/31/2015	13.22324	13.19905	0
01/01/2016 to 12/31/2016	13.19905	14.38378	0
01/01/2017 to 12/31/2017	14.38378	17.16751	0
01/01/2018 to 12/31/2018	17.16751	15.66727	0
01/01/2019 to 12/31/2019	15.66727	19.28030	0
01/01/2020 to 12/31/2020	19.28030	21.06519	0
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	9.99859	9.94129	0
01/01/2015 to 12/31/2015	9.94129	9.68401	0
01/01/2016 to 12/31/2016	9.68401	10.36871	0
01/01/2017 to 12/31/2017	10.36871	11.68166	0
01/01/2018 to 12/31/2018	11.68166	10.77363	0
01/01/2019 to 12/31/2019	10.77363	12.52363	0
01/01/2020 to 12/31/2020	12.52363	13.05823	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.33042	11.03643	322,925
01/01/2012 to 12/31/2012	11.03643	12.17932	605,908
01/01/2013 to 12/31/2013	12.17932	16.35559	605,307
01/01/2014 to 12/31/2014	16.35559	17.78012	744,532
01/01/2015 to 12/31/2015	17.78012	19.23816	578,457
01/01/2016 to 12/31/2016	19.23816	19.96645	526,371
01/01/2017 to 12/31/2017	19.96645	26.10322	466,747
01/01/2018 to 12/31/2018	26.10322	24.96747	374,960
01/01/2019 to 12/31/2019	24.96747	32.30614	317,400
01/01/2020 to 12/31/2020	32.30614	41.78974	230,831

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.91885	10.39724	169,121
01/01/2012 to 12/31/2012	10.39724	12.57884	264,336
01/01/2013 to 12/31/2013	12.57884	15.78207	285,396
01/01/2014 to 12/31/2014	15.78207	16.07701	289,031
01/01/2015 to 12/31/2015	16.07701	15.57213	300,958
01/01/2016 to 12/31/2016	15.57213	16.39662	292,168
01/01/2017 to 12/31/2017	16.39662	19.96144	279,561
01/01/2018 to 12/31/2018	19.96144	17.74598	248,872
01/01/2019 to 12/31/2019	17.74598	22.67027	211,531
01/01/2020 to 12/31/2020	22.67027	25.44477	217,830
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99859	10.32013	586,313
01/01/2013 to 12/31/2013	10.32013	12.06359	731,605
01/01/2014 to 12/31/2014	12.06359	12.46788	732,638
01/01/2015 to 12/31/2015	12.46788	12.10372	662,322
01/01/2016 to 12/31/2016	12.10372	12.41263	614,034
01/01/2017 to 12/31/2017	12.41263	14.21470	599,386
01/01/2018 to 12/31/2018	14.21470	12.81561	490,275
01/01/2019 to 12/31/2019	12.81561	15.46538	442,353
01/01/2020 to 12/31/2020	15.46538	16.70356	473,305
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.89440	10.64578	94,667
01/01/2012 to 12/31/2012	10.64578	12.25234	162,458
01/01/2013 to 12/31/2013	12.25234	16.46513	177,604
01/01/2014 to 12/31/2014	16.46513	17.59506	154,266
01/01/2015 to 12/31/2015	17.59506	18.54623	146,583
01/01/2016 to 12/31/2016	18.54623	18.58005	136,934
01/01/2017 to 12/31/2017	18.58005	23.87390	126,535
01/01/2018 to 12/31/2018	23.87390	23.97043	121,292
01/01/2019 to 12/31/2019	23.97043	32.46495	109,056
01/01/2020 to 12/31/2020	32.46495	41.63955	96,257
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99859	10.19489	3,514
01/01/2013 to 12/31/2013	10.19489	13.47958	26,310
01/01/2014 to 12/31/2014	13.47958	14.60434	24,990
01/01/2015 to 12/31/2015	14.60434	14.25237	51,718
01/01/2016 to 12/31/2016	14.25237	15.89439	198,100
01/01/2017 to 12/31/2017	15.89439	18.33417	168,622
01/01/2018 to 12/31/2018	18.33417	16.19161	147,621
01/01/2019 to 12/31/2019	16.19161	20.58742	128,499
01/01/2020 to 12/31/2020	20.58742	21.02567	121,663
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.44014	10.91114	217,472
01/01/2012 to 12/31/2012	10.91114	12.82923	372,174
01/01/2013 to 12/31/2013	12.82923	16.67092	405,466
01/01/2014 to 12/31/2014	16.67092	18.27663	428,377
01/01/2015 to 12/31/2015	18.27663	16.94451	871,730
01/01/2016 to 12/31/2016	16.94451	16.93108	751,527
01/01/2017 to 12/31/2017	16.93108	21.15309	730,207
01/01/2018 to 12/31/2018	21.15309	19.88736	625,330
01/01/2019 to 12/31/2019	19.88736	25.44449	509,716
01/01/2020 to 12/31/2020	25.44449	33.72599	372,834

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.25860	10.79250	175,157
01/01/2012 to 12/31/2012	10.79250	12.42576	307,952
01/01/2013 to 12/31/2013	12.42576	17.34560	357,009
01/01/2014 to 12/31/2014	17.34560	19.48059	452,206
01/01/2015 to 12/31/2015	19.48059	18.06995	349,941
01/01/2016 to 12/31/2016	18.06995	21.00158	330,477
01/01/2017 to 12/31/2017	21.00158	23.49230	326,704
01/01/2018 to 12/31/2018	23.49230	19.29382	280,605
01/01/2019 to 12/31/2019	19.29382	22.95158	257,470
01/01/2020 to 12/31/2020	22.95158	22.15861	272,761
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.61981	10.54353	4,685,807
01/01/2012 to 12/31/2012	10.54353	11.43927	8,150,950
01/01/2013 to 12/31/2013	11.43927	12.28073	7,784,675
01/01/2014 to 12/31/2014	12.28073	12.76916	7,360,506
01/01/2015 to 12/31/2015	12.76916	12.57011	6,677,572
01/01/2016 to 12/31/2016	12.57011	13.03960	6,247,245
01/01/2017 to 12/31/2017	13.03960	14.11702	5,819,448
01/01/2018 to 12/31/2018	14.11702	13.48165	5,062,363
01/01/2019 to 12/31/2019	13.48165	15.20591	4,692,560
01/01/2020 to 12/31/2020	15.20591	16.30486	4,499,734
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01851	10.06978	11,360
01/01/2012 to 12/31/2012	10.06978	10.60206	88,276
01/01/2013 to 12/31/2013	10.60206	10.18071	112,368
01/01/2014 to 12/31/2014	10.18071	10.61419	161,880
01/01/2015 to 12/31/2015	10.61419	10.40575	171,925
01/01/2016 to 12/31/2016	10.40575	10.65976	230,441
01/01/2017 to 12/31/2017	10.65976	11.07321	308,547
01/01/2018 to 12/31/2018	11.07321	10.79547	288,858
01/01/2019 to 12/31/2019	10.79547	11.64706	296,373
01/01/2020 to 12/31/2020	11.64706	12.14167	250,524
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	11.53321	10.63290	3,215,517
01/01/2012 to 12/31/2012	10.63290	11.80236	6,241,518
01/01/2013 to 12/31/2013	11.80236	13.57707	6,824,464
01/01/2014 to 12/31/2014	13.57707	14.57389	7,295,366
01/01/2015 to 12/31/2015	14.57389	14.23837	11,217,661
01/01/2016 to 12/31/2016	14.23837	15.40973	10,514,247
01/01/2017 to 12/31/2017	15.40973	17.58685	16,590,958
01/01/2018 to 12/31/2018	17.58685	15.97319	13,980,245
01/01/2019 to 12/31/2019	15.97319	18.71306	12,661,238
01/01/2020 to 12/31/2020	18.71306	19.47222	9,856,985
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	10.91439	11.10006	48,028
01/01/2012 to 12/31/2012	11.10006	12.96275	202,404
01/01/2013 to 12/31/2013	12.96275	16.87460	221,960
01/01/2014 to 12/31/2014	16.87460	19.44302	385,403
01/01/2015 to 12/31/2015	19.44302	19.70100	339,850
01/01/2016 to 12/31/2016	19.70100	22.24202	333,051
01/01/2017 to 12/31/2017	22.24202	26.73003	296,095
01/01/2018 to 12/31/2018	26.73003	24.11431	323,447
01/01/2019 to 12/31/2019	24.11431	29.50389	173,933
01/01/2020 to 12/31/2020	29.50389	27.49792	117,643

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99859	8.89689	0
01/01/2012 to 12/31/2012	8.89689	9.89612	0
01/01/2013 to 12/31/2013	9.89612	11.90675	16,132
01/01/2014 to 12/31/2014	11.90675	12.46527	2,034
01/01/2015 to 12/31/2015	12.46527	12.27176	2,016
01/01/2016 to 12/31/2016	12.27176	12.82623	2,019
01/01/2017 to 12/31/2017	12.82623	14.90233	1,994
01/01/2018 to 12/31/2018	14.90233	13.69146	1,954
01/01/2019 to 12/31/2019	13.69146	16.31266	1,959
01/01/2020 to 12/31/2020	16.31266	17.89161	1,974
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.18384	10.40658	200,611
01/01/2012 to 12/31/2012	10.40658	12.28287	345,173
01/01/2013 to 12/31/2013	12.28287	17.00181	352,909
01/01/2014 to 12/31/2014	17.00181	17.53857	365,854
01/01/2015 to 12/31/2015	17.53857	17.47055	305,428
01/01/2016 to 12/31/2016	17.47055	18.49644	255,915
01/01/2017 to 12/31/2017	18.49644	23.21770	232,956
01/01/2018 to 12/31/2018	23.21770	20.34619	184,203
01/01/2019 to 12/31/2019	20.34619	27.29708	161,321
01/01/2020 to 12/31/2020	27.29708	36.27461	102,188
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.64476	12.30830	117,969
01/01/2012 to 12/31/2012	12.30830	13.57203	225,275
01/01/2013 to 12/31/2013	13.57203	18.03404	249,619
01/01/2014 to 12/31/2014	18.03404	18.40461	222,602
01/01/2015 to 12/31/2015	18.40461	18.23393	238,631
01/01/2016 to 12/31/2016	18.23393	20.08921	200,979
01/01/2017 to 12/31/2017	20.08921	24.47172	175,989
01/01/2018 to 12/31/2018	24.47172	22.03199	161,207
01/01/2019 to 12/31/2019	22.03199	28.18087	152,670
01/01/2020 to 12/31/2020	28.18087	41.10716	123,472
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.49200	10.62167	63,209
01/01/2012 to 12/31/2012	10.62167	12.33695	107,553
01/01/2013 to 12/31/2013	12.33695	16.66308	104,066
01/01/2014 to 12/31/2014	16.66308	17.24268	103,322
01/01/2015 to 12/31/2015	17.24268	16.21902	85,907
01/01/2016 to 12/31/2016	16.21902	20.60010	102,032
01/01/2017 to 12/31/2017	20.60010	21.73867	109,959
01/01/2018 to 12/31/2018	21.73867	17.71857	79,065
01/01/2019 to 12/31/2019	17.71857	21.24564	78,041
01/01/2020 to 12/31/2020	21.24564	21.06460	67,431
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.71605	10.74314	5,207,868
01/01/2012 to 12/31/2012	10.74314	11.98557	11,334,791
01/01/2013 to 12/31/2013	11.98557	13.76509	12,437,947
01/01/2014 to 12/31/2014	13.76509	14.32668	11,920,680
01/01/2015 to 12/31/2015	14.32668	14.08904	14,657,282
01/01/2016 to 12/31/2016	14.08904	14.89482	13,808,489
01/01/2017 to 12/31/2017	14.89482	16.89832	12,881,246
01/01/2018 to 12/31/2018	16.89832	15.72480	11,596,731
01/01/2019 to 12/31/2019	15.72480	18.67952	9,989,556
01/01/2020 to 12/31/2020	18.67952	20.66355	8,565,966

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014* to 12/31/2014	9.99859	10.50745	0
01/01/2015 to 12/31/2015	10.50745	10.48375	6,433
01/01/2016 to 12/31/2016	10.48375	10.86751	6,197
01/01/2017 to 12/31/2017	10.86751	12.86316	15,268
01/01/2018 to 12/31/2018	12.86316	11.67772	19,182
01/01/2019 to 12/31/2019	11.67772	14.31745	19,032
01/01/2020 to 12/31/2020	14.31745	16.00215	6,195
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.16117	10.78581	352,937
01/01/2012 to 12/31/2012	10.78581	12.46639	709,302
01/01/2013 to 12/31/2013	12.46639	17.64982	724,960
01/01/2014 to 12/31/2014	17.64982	18.79769	756,452
01/01/2015 to 12/31/2015	18.79769	20.24900	750,303
01/01/2016 to 12/31/2016	20.24900	20.44263	686,225
01/01/2017 to 12/31/2017	20.44263	27.70961	639,613
01/01/2018 to 12/31/2018	27.70961	28.28909	612,598
01/01/2019 to 12/31/2019	28.28909	35.65861	517,915
01/01/2020 to 12/31/2020	35.65861	49.00585	346,415
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.69150	10.45834	100,606
01/01/2012 to 12/31/2012	10.45834	11.65803	294,769
01/01/2013 to 12/31/2013	11.65803	15.42829	320,867
01/01/2014 to 12/31/2014	15.42829	15.40233	247,588
01/01/2015 to 12/31/2015	15.40233	14.22243	232,708
01/01/2016 to 12/31/2016	14.22243	14.83806	213,111
01/01/2017 to 12/31/2017	14.83806	17.00087	203,781
01/01/2018 to 12/31/2018	17.00087	15.08768	206,422
01/01/2019 to 12/31/2019	15.08768	18.68276	753,582
01/01/2020 to 12/31/2020	18.68276	18.74900	735,282
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.50158	9.61963	356,895
01/01/2012 to 12/31/2012	9.61963	9.79779	584,029
01/01/2013 to 12/31/2013	9.79779	11.11270	574,041
01/01/2014 to 12/31/2014	11.11270	10.01041	653,435
01/01/2015 to 12/31/2015	10.01041	7.94568	556,141
01/01/2016 to 12/31/2016	7.94568	9.73362	487,193
01/01/2017 to 12/31/2017	9.73362	10.55477	521,881
01/01/2018 to 12/31/2018	10.55477	8.64662	413,525
01/01/2019 to 12/31/2019	8.64662	9.93334	451,553
01/01/2020 to 12/31/2020	9.93334	9.54742	435,758
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.52646	10.93968	104,000
01/01/2012 to 12/31/2012	10.93968	12.73323	155,834
01/01/2013 to 12/31/2013	12.73323	16.57418	151,603
01/01/2014 to 12/31/2014	16.57418	18.73137	124,047
01/01/2015 to 12/31/2015	18.73137	17.19612	103,329
01/01/2016 to 12/31/2016	17.19612	19.27023	84,707
01/01/2017 to 12/31/2017	19.27023	22.45389	91,530
01/01/2018 to 12/31/2018	22.45389	18.42270	77,842
01/01/2019 to 12/31/2019	18.42270	21.57673	83,382
01/01/2020 to 12/31/2020	21.57673	19.97710	84,513

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	9.99859	8.83435	317,149
01/01/2012 to 12/31/2012	8.83435	9.63986	1,128,299
01/01/2013 to 12/31/2013	9.63986	11.41894	1,513,199
01/01/2014 to 12/31/2014	11.41894	11.84282	2,692,810
01/01/2015 to 12/31/2015	11.84282	11.56788	2,525,006
01/01/2016 to 12/31/2016	11.56788	12.11360	2,311,573
01/01/2017 to 12/31/2017	12.11360	13.52694	2,124,061
01/01/2018 to 12/31/2018	13.52694	12.63128	1,810,082
01/01/2019 to 12/31/2019	12.63128	14.96871	1,591,186
01/01/2020 to 12/31/2020	14.96871	15.69399	1,301,360
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.42309	10.86347	572,681
01/01/2012 to 12/31/2012	10.86347	11.51711	894,105
01/01/2013 to 12/31/2013	11.51711	11.15231	1,063,222
01/01/2014 to 12/31/2014	11.15231	11.75168	1,214,910
01/01/2015 to 12/31/2015	11.75168	11.69480	1,339,106
01/01/2016 to 12/31/2016	11.69480	12.08851	1,341,625
01/01/2017 to 12/31/2017	12.08851	12.63316	1,428,098
01/01/2018 to 12/31/2018	12.63316	12.13609	1,900,964
01/01/2019 to 12/31/2019	12.13609	13.39734	1,786,664
01/01/2020 to 12/31/2020	13.39734	14.23740	1,683,464
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	9.99859	10.38369	0
01/01/2013 to 12/31/2013	10.38369	9.37686	0
01/01/2014 to 12/31/2014	9.37686	9.34226	373
01/01/2015 to 12/31/2015	9.34226	8.90025	176
01/01/2016 to 12/31/2016	8.90025	9.67726	0
01/01/2017 to 12/31/2017	9.67726	10.39813	508
01/01/2018 to 12/31/2018	10.39813	9.53902	0
01/01/2019 to 12/31/2019	9.53902	10.76945	0
01/01/2020 to 12/31/2020	10.76945	11.37459	0
PSF Small Capitalization Stock Portfolio
04/30/2018* to 12/31/2018	9.90736	8.80449	7,301
01/01/2019 to 12/31/2019	8.80449	10.59500	6,902
01/01/2020 to 12/31/2020	10.59500	11.55974	5,539
PSF Stock Index Portfolio
04/30/2018* to 12/31/2018	9.91805	9.39322	1,398
01/01/2019 to 12/31/2019	9.39322	12.10281	104,237
01/01/2020 to 12/31/2020	12.10281	14.04758	1,665
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II - Cliff M&E (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/18/2019 to 12/31/2019	13.30141	14.04247	464,848
01/01/2020 to 12/31/2020	14.04247	14.35676	437,410
AST Advanced Strategies Portfolio
03/18/2019 to 12/31/2019	17.11008	18.69395	1,564,026
01/01/2020 to 12/31/2020	18.69395	20.29742	1,402,355
AST AllianzGI World Trends Portfolio
03/18/2019 to 12/31/2019	14.23496	15.36938	1,375,743
01/01/2020 to 12/31/2020	15.36938	17.20308	1,239,044
AST Balanced Asset Allocation Portfolio
03/18/2019 to 12/31/2019	16.27848	17.56017	1,583,047
01/01/2020 to 12/31/2020	17.56017	19.25373	1,510,744
AST BlackRock Global Strategies Portfolio
03/18/2019 to 12/31/2019	12.47661	13.29333	668,334
01/01/2020 to 12/31/2020	13.29333	13.65865	588,683
AST BlackRock Low Duration Bond Portfolio
03/18/2019 to 12/31/2019	9.56304	9.71997	58,062
01/01/2020 to 12/31/2020	9.71997	9.77963	47,831
AST BlackRock/Loomis Sayles Bond Portfolio
03/18/2019 to 12/31/2019	11.05019	11.62229	73,124
01/01/2020 to 12/31/2020	11.62229	12.24117	72,309
AST Bond Portfolio 2021
03/18/2019 to 12/31/2019	12.62987	12.93078	154,231
01/01/2020 to 12/31/2020	12.93078	13.08467	583,231
AST Bond Portfolio 2022
03/18/2019 to 12/31/2019	11.76155	12.12452	78,393
01/01/2020 to 12/31/2020	12.12452	12.48974	105,842
AST Bond Portfolio 2023
03/18/2019 to 12/31/2019	10.02270	10.38676	3,634
01/01/2020 to 12/31/2020	10.38676	10.87944	2,899
AST Bond Portfolio 2024
03/18/2019 to 12/31/2019	9.73791	10.20371	96,264
01/01/2020 to 12/31/2020	10.20371	10.87626	22,282
AST Bond Portfolio 2025
03/18/2019 to 12/31/2019	11.17544	11.78307	33,065
01/01/2020 to 12/31/2020	11.78307	12.87092	3,902
AST Bond Portfolio 2026
03/18/2019 to 12/31/2019	9.83273	10.46638	594,538
01/01/2020 to 12/31/2020	10.46638	11.36387	86,997
AST Bond Portfolio 2027
03/18/2019 to 12/31/2019	9.77882	10.45627	217,881
01/01/2020 to 12/31/2020	10.45627	11.47519	124,519
AST Bond Portfolio 2028
03/18/2019 to 12/31/2019	9.78561	10.54486	98,842
01/01/2020 to 12/31/2020	10.54486	11.86333	0
AST Bond Portfolio 2029
03/18/2019 to 12/31/2019	9.81823	10.63309	299,599
01/01/2020 to 12/31/2020	10.63309	12.13049	0
AST Bond Portfolio 2030
03/18/2019 to 12/31/2019	10.29832	11.22275	79,860
01/01/2020 to 12/31/2020	11.22275	12.60735	356,649

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99895	11.10501	552,657
AST Capital Growth Asset Allocation Portfolio
03/18/2019 to 12/31/2019	17.73223	19.28247	1,962,744
01/01/2020 to 12/31/2020	19.28247	21.45461	1,756,602
AST ClearBridge Dividend Growth Portfolio
03/18/2019 to 12/31/2019	16.89584	19.29017	33,990
01/01/2020 to 12/31/2020	19.29017	19.81813	35,888
AST Cohen & Steers Global Realty Portfolio
03/18/2019 to 12/31/2019	17.02306	18.54223	3,802
01/01/2020 to 12/31/2020	18.54223	17.65400	1,498
AST Cohen & Steers Realty Portfolio
03/18/2019 to 12/31/2019	21.27776	24.03292	14,863
01/01/2020 to 12/31/2020	24.03292	22.90735	10,936
AST Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	9.90616	10.17036	14,895
01/01/2020 to 12/31/2020	10.17036	10.38230	16,487
AST Fidelity Institutional AM® Quantitative Portfolio
03/18/2019 to 12/31/2019	14.93204	16.23881	898,806
01/01/2020 to 12/31/2020	16.23881	17.32582	846,425
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99948	10.06418	21,928
AST Goldman Sachs Multi-Asset Portfolio
03/18/2019 to 12/31/2019	13.35334	14.24339	899,504
01/01/2020 to 12/31/2020	14.24339	15.22569	826,013
AST Goldman Sachs Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	22.10836	23.43332	17,824
01/01/2020 to 12/31/2020	23.43332	23.54821	23,164
AST Government Money Market Portfolio
03/18/2019 to 12/31/2019	8.58810	8.56794	3,827
01/01/2020 to 12/31/2020	8.56794	8.42399	9,831
AST High Yield Portfolio
03/18/2019 to 12/31/2019	14.88570	15.81572	29,633
01/01/2020 to 12/31/2020	15.81572	15.92429	28,019
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	21.47621	23.32541	28,457
01/01/2020 to 12/31/2020	23.32541	22.94414	23,979
AST International Growth Portfolio
03/18/2019 to 12/31/2019	15.15268	17.19477	5,100
01/01/2020 to 12/31/2020	17.19477	22.15148	12,360
AST International Value Portfolio
03/18/2019 to 12/31/2019	12.10015	12.95687	6,550
01/01/2020 to 12/31/2020	12.95687	12.63369	5,224
AST Investment Grade Bond Portfolio
03/18/2019 to 12/31/2019	10.43520	11.12060	126,657
01/01/2020 to 12/31/2020	11.12060	12.70581	65,472
AST J.P. Morgan Global Thematic Portfolio
03/18/2019 to 12/31/2019	15.93168	17.22240	492,950
01/01/2020 to 12/31/2020	17.22240	19.11864	443,665
AST J.P. Morgan International Equity Portfolio
03/18/2019 to 12/31/2019	12.82622	14.34080	21,385
01/01/2020 to 12/31/2020	14.34080	15.90848	20,824
AST J.P. Morgan Strategic Opportunities Portfolio
03/18/2019 to 12/31/2019	13.77507	14.63843	368,368
01/01/2020 to 12/31/2020	14.63843	15.99059	329,379

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	27.09401	30.37627	6,063
01/01/2020 to 12/31/2020	30.37627	45.90261	5,385
AST Loomis Sayles Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	28.07367	31.66749	10,527
01/01/2020 to 12/31/2020	31.66749	40.88043	6,963
AST MFS Global Equity Portfolio
03/18/2019 to 12/31/2019	19.88595	22.22222	17,366
01/01/2020 to 12/31/2020	22.22222	24.89123	8,448
AST MFS Growth Allocation Portfolio
03/18/2019 to 12/31/2019	13.76270	15.22538	407,174
01/01/2020 to 12/31/2020	15.22538	16.41092	385,012
AST MFS Growth Portfolio
03/18/2019 to 12/31/2019	27.32256	31.82341	7,300
01/01/2020 to 12/31/2020	31.82341	40.73364	6,639
AST MFS Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	18.01616	20.28059	6,437
01/01/2020 to 12/31/2020	20.28059	20.67010	14,213
AST Mid-Cap Growth Portfolio
03/18/2019 to 12/31/2019	22.64715	24.94126	32,213
01/01/2020 to 12/31/2020	24.94126	32.99176	25,361
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	21.68967	22.49821	9,537
01/01/2020 to 12/31/2020	22.49821	21.67682	7,303
AST Preservation Asset Allocation Portfolio
03/18/2019 to 12/31/2019	14.00159	14.90552	1,161,213
01/01/2020 to 12/31/2020	14.90552	15.95021	1,098,579
AST Prudential Core Bond Portfolio
03/18/2019 to 12/31/2019	10.82212	11.45521	31,109
01/01/2020 to 12/31/2020	11.45521	11.91734	4,533
AST Prudential Growth Allocation Portfolio
03/18/2019 to 12/31/2019	17.12447	18.34307	2,480,964
01/01/2020 to 12/31/2020	18.34307	19.04851	2,147,896
AST QMA US Equity Alpha Portfolio
03/18/2019 to 12/31/2019	26.47654	28.92119	6,844
01/01/2020 to 12/31/2020	28.92119	26.89988	4,048
AST Quantitative Modeling Portfolio
03/18/2019 to 12/31/2019	14.76651	16.02711	5,778
01/01/2020 to 12/31/2020	16.02711	17.54260	1,774
AST Small-Cap Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	24.27197	26.75703	6,096
01/01/2020 to 12/31/2020	26.75703	35.48488	4,453
AST Small-Cap Growth Portfolio
03/18/2019 to 12/31/2019	26.23724	27.62375	12,084
01/01/2020 to 12/31/2020	27.62375	40.21255	8,042
AST Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	19.86645	20.82601	7,389
01/01/2020 to 12/31/2020	20.82601	20.60660	1,203
AST T. Rowe Price Asset Allocation Portfolio
03/18/2019 to 12/31/2019	16.79254	18.31077	3,184,589
01/01/2020 to 12/31/2020	18.31077	20.21437	2,778,888
AST T. Rowe Price Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	31.71108	34.95341	27,933
01/01/2020 to 12/31/2020	34.95341	47.93904	18,410

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	16.56277	18.31332	27,928
01/01/2020 to 12/31/2020	18.31332	18.34095	30,804
AST T. Rowe Price Natural Resources Portfolio
03/18/2019 to 12/31/2019	9.54289	9.73676	13,661
01/01/2020 to 12/31/2020	9.73676	9.33955	11,737
AST WEDGE Capital Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	20.33415	21.15050	6,517
01/01/2020 to 12/31/2020	21.15050	19.54254	7,436
AST Wellington Management Hedged Equity Portfolio
03/18/2019 to 12/31/2019	13.52510	14.70649	962,993
01/01/2020 to 12/31/2020	14.70649	15.38780	885,616
AST Western Asset Core Plus Bond Portfolio
03/18/2019 to 12/31/2019	12.24217	13.13249	88,480
01/01/2020 to 12/31/2020	13.13249	13.92758	77,628
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV (2.10%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.78127	10.27449	1,188,522
01/01/2012 to 12/31/2012	10.27449	11.32236	1,537,363
01/01/2013 to 12/31/2013	11.32236	12.19011	1,612,732
01/01/2014 to 12/31/2014	12.19011	12.38986	1,375,382
01/01/2015 to 12/31/2015	12.38986	11.73914	1,098,760
01/01/2016 to 12/31/2016	11.73914	12.22137	994,260
01/01/2017 to 12/31/2017	12.22137	13.47124	1,014,369
01/01/2018 to 12/31/2018	13.47124	12.11393	654,337
01/01/2019 to 12/31/2019	12.11393	13.76372	498,218
01/01/2020 to 12/31/2020	13.76372	14.04313	162,029
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.88690	10.67064	735,064
01/01/2012 to 12/31/2012	10.67064	11.87203	1,358,648
01/01/2013 to 12/31/2013	11.87203	13.54713	1,460,959
01/01/2014 to 12/31/2014	13.54713	14.07267	1,416,850
01/01/2015 to 12/31/2015	14.07267	13.88783	1,332,878
01/01/2016 to 12/31/2016	13.88783	14.56311	1,246,753
01/01/2017 to 12/31/2017	14.56311	16.67151	1,171,022
01/01/2018 to 12/31/2018	16.67151	15.35892	972,241
01/01/2019 to 12/31/2019	15.35892	18.32330	654,713
01/01/2020 to 12/31/2020	18.32330	19.85438	254,546
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	10.77337	10.35589	684,746
01/01/2012 to 12/31/2012	10.35589	11.18047	1,280,409
01/01/2013 to 12/31/2013	11.18047	12.30719	1,309,146
01/01/2014 to 12/31/2014	12.30719	12.66800	1,274,882
01/01/2015 to 12/31/2015	12.66800	12.38138	1,160,188
01/01/2016 to 12/31/2016	12.38138	12.70553	1,034,925
01/01/2017 to 12/31/2017	12.70553	14.45873	1,067,791
01/01/2018 to 12/31/2018	14.45873	13.03493	847,872
01/01/2019 to 12/31/2019	13.03493	15.06437	615,573
01/01/2020 to 12/31/2020	15.06437	16.82726	284,100
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.73966	10.38658	960,066
01/01/2012 to 12/31/2012	10.38658	11.43662	1,455,490
01/01/2013 to 12/31/2013	11.43662	13.17247	1,582,290
01/01/2014 to 12/31/2014	13.17247	13.73688	1,545,081
01/01/2015 to 12/31/2015	13.73688	13.51240	1,450,619
01/01/2016 to 12/31/2016	13.51240	14.06251	1,340,995
01/01/2017 to 12/31/2017	14.06251	15.82021	1,353,584
01/01/2018 to 12/31/2018	15.82021	14.72202	1,137,189
01/01/2019 to 12/31/2019	14.72202	17.21153	704,494
01/01/2020 to 12/31/2020	17.21153	18.83298	223,636

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99826	9.13879	82,761
01/01/2012 to 12/31/2012	9.13879	10.01086	388,295
01/01/2013 to 12/31/2013	10.01086	10.86430	389,792
01/01/2014 to 12/31/2014	10.86430	11.15680	354,953
01/01/2015 to 12/31/2015	11.15680	10.59478	327,092
01/01/2016 to 12/31/2016	10.59478	11.09480	288,327
01/01/2017 to 12/31/2017	11.09480	12.23238	221,033
01/01/2018 to 12/31/2018	12.23238	11.34201	203,210
01/01/2019 to 12/31/2019	11.34201	13.06040	175,184
01/01/2020 to 12/31/2020	13.06040	13.39180	94,159
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	10.06943	10.07987	87,127
01/01/2012 to 12/31/2012	10.07987	10.33107	107,653
01/01/2013 to 12/31/2013	10.33107	9.89418	81,693
01/01/2014 to 12/31/2014	9.89418	9.67708	75,778
01/01/2015 to 12/31/2015	9.67708	9.51958	50,579
01/01/2016 to 12/31/2016	9.51958	9.47295	35,766
01/01/2017 to 12/31/2017	9.47295	9.43279	31,787
01/01/2018 to 12/31/2018	9.43279	9.30250	21,308
01/01/2019 to 12/31/2019	9.30250	9.52816	8,062
01/01/2020 to 12/31/2020	9.52816	9.56734	8,407
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	10.34172	10.44670	725,486
01/01/2012 to 12/31/2012	10.44670	11.18028	1,202,300
01/01/2013 to 12/31/2013	11.18028	10.74438	1,310,826
01/01/2014 to 12/31/2014	10.74438	10.96377	1,221,686
01/01/2015 to 12/31/2015	10.96377	10.50721	974,784
01/01/2016 to 12/31/2016	10.50721	10.72204	874,714
01/01/2017 to 12/31/2017	10.72204	10.95529	940,950
01/01/2018 to 12/31/2018	10.95529	10.65326	706,193
01/01/2019 to 12/31/2019	10.65326	11.39178	518,893
01/01/2020 to 12/31/2020	11.39178	11.97400	224,104
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.82029	10.33635	590,706
01/01/2012 to 12/31/2012	10.33635	11.50768	998,236
01/01/2013 to 12/31/2013	11.50768	13.82131	1,367,287
01/01/2014 to 12/31/2014	13.82131	14.47761	1,378,372
01/01/2015 to 12/31/2015	14.47761	14.24918	1,337,845
01/01/2016 to 12/31/2016	14.24918	14.90433	1,282,112
01/01/2017 to 12/31/2017	14.90433	17.20269	1,160,601
01/01/2018 to 12/31/2018	17.20269	15.79233	1,018,773
01/01/2019 to 12/31/2019	15.79233	18.90043	621,443
01/01/2020 to 12/31/2020	18.90043	20.98669	286,739
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99826	11.61742	6,248
01/01/2014 to 12/31/2014	11.61742	12.92135	35,560
01/01/2015 to 12/31/2015	12.92135	12.19819	31,414
01/01/2016 to 12/31/2016	12.19819	13.72148	61,906
01/01/2017 to 12/31/2017	13.72148	15.90644	53,128
01/01/2018 to 12/31/2018	15.90644	14.82847	25,795
01/01/2019 to 12/31/2019	14.82847	19.02192	6,505
01/01/2020 to 12/31/2020	19.02192	19.50268	5,697

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	11.53165	10.72094	18,697
01/01/2012 to 12/31/2012	10.72094	13.30873	29,922
01/01/2013 to 12/31/2013	13.30873	13.59570	35,859
01/01/2014 to 12/31/2014	13.59570	15.16355	32,869
01/01/2015 to 12/31/2015	15.16355	14.83180	29,993
01/01/2016 to 12/31/2016	14.83180	14.65107	28,470
01/01/2017 to 12/31/2017	14.65107	15.90570	29,599
01/01/2018 to 12/31/2018	15.90570	14.83656	21,335
01/01/2019 to 12/31/2019	14.83656	18.17468	11,481
01/01/2020 to 12/31/2020	18.17468	17.26870	7,912
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	11.77181	12.28453	27,831
01/01/2012 to 12/31/2012	12.28453	13.87195	55,888
01/01/2013 to 12/31/2013	13.87195	14.00615	66,756
01/01/2014 to 12/31/2014	14.00615	17.95101	69,485
01/01/2015 to 12/31/2015	17.95101	18.42533	53,286
01/01/2016 to 12/31/2016	18.42533	18.90802	41,764
01/01/2017 to 12/31/2017	18.90802	19.66812	46,568
01/01/2018 to 12/31/2018	19.66812	18.33739	29,666
01/01/2019 to 12/31/2019	18.33739	23.55652	14,198
01/01/2020 to 12/31/2020	23.55652	22.40740	5,362
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.66195	9.10284	90,497
01/01/2012 to 12/31/2012	9.10284	10.50918	143,486
01/01/2013 to 12/31/2013	10.50918	10.31145	177,032
01/01/2014 to 12/31/2014	10.31145	9.62209	173,301
01/01/2015 to 12/31/2015	9.62209	7.84425	140,164
01/01/2016 to 12/31/2016	7.84425	8.62930	136,119
01/01/2017 to 12/31/2017	8.62930	10.67714	160,874
01/01/2018 to 12/31/2018	10.67714	8.98352	117,892
01/01/2019 to 12/31/2019	8.98352	9.96887	95,646
01/01/2020 to 12/31/2020	9.96887	10.15564	19,891
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	11.00198	10.60927	978,290
01/01/2012 to 12/31/2012	10.60927	11.49073	1,613,890
01/01/2013 to 12/31/2013	11.49073	12.90995	1,482,592
01/01/2014 to 12/31/2014	12.90995	13.03710	1,048,264
01/01/2015 to 12/31/2015	13.03710	12.88970	1,004,960
01/01/2016 to 12/31/2016	12.88970	13.15637	947,052
01/01/2017 to 12/31/2017	13.15637	15.00254	880,366
01/01/2018 to 12/31/2018	15.00254	13.54839	732,374
01/01/2019 to 12/31/2019	13.54839	15.91673	452,017
01/01/2020 to 12/31/2020	15.91673	16.94737	212,664
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99942	10.06149	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.68940	10.41222	413,703
01/01/2012 to 12/31/2012	10.41222	11.22580	631,707
01/01/2013 to 12/31/2013	11.22580	12.06932	616,474
01/01/2014 to 12/31/2014	12.06932	12.29341	589,431
01/01/2015 to 12/31/2015	12.29341	11.92573	472,291
01/01/2016 to 12/31/2016	11.92573	12.28947	422,557
01/01/2017 to 12/31/2017	12.28947	13.51005	440,492
01/01/2018 to 12/31/2018	13.51005	12.29132	304,009
01/01/2019 to 12/31/2019	12.29132	13.96110	197,463
01/01/2020 to 12/31/2020	13.96110	14.89343	57,729
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.47751	11.38312	47,480
01/01/2012 to 12/31/2012	11.38312	12.89210	77,117
01/01/2013 to 12/31/2013	12.89210	17.52034	82,400
01/01/2014 to 12/31/2014	17.52034	18.38705	91,633
01/01/2015 to 12/31/2015	18.38705	17.01185	74,059
01/01/2016 to 12/31/2016	17.01185	20.70469	72,349
01/01/2017 to 12/31/2017	20.70469	22.74177	75,877
01/01/2018 to 12/31/2018	22.74177	19.13040	48,508
01/01/2019 to 12/31/2019	19.13040	22.96820	34,113
01/01/2020 to 12/31/2020	22.96820	23.03368	12,960
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.83210	9.62805	130,445
01/01/2012 to 12/31/2012	9.62805	9.42621	155,067
01/01/2013 to 12/31/2013	9.42621	9.22821	198,123
01/01/2014 to 12/31/2014	9.22821	9.03434	165,720
01/01/2015 to 12/31/2015	9.03434	8.84463	142,010
01/01/2016 to 12/31/2016	8.84463	8.65942	129,006
01/01/2017 to 12/31/2017	8.65942	8.50697	109,082
01/01/2018 to 12/31/2018	8.50697	8.43563	62,033
01/01/2019 to 12/31/2019	8.43563	8.39821	54,753
01/01/2020 to 12/31/2020	8.39821	8.24034	0
AST High Yield Portfolio
01/01/2011 to 12/31/2011	10.75077	10.85949	66,789
01/01/2012 to 12/31/2012	10.85949	12.10603	88,288
01/01/2013 to 12/31/2013	12.10603	12.70285	96,327
01/01/2014 to 12/31/2014	12.70285	12.75411	99,076
01/01/2015 to 12/31/2015	12.75411	12.04126	74,329
01/01/2016 to 12/31/2016	12.04126	13.60403	68,636
01/01/2017 to 12/31/2017	13.60403	14.31431	73,013
01/01/2018 to 12/31/2018	14.31431	13.73367	52,962
01/01/2019 to 12/31/2019	13.73367	15.50241	27,812
01/01/2020 to 12/31/2020	15.50241	15.57695	11,435
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.60710	9.95015	8,712
01/01/2012 to 12/31/2012	9.95015	11.38581	18,692
01/01/2013 to 12/31/2013	11.38581	15.59005	36,250
01/01/2014 to 12/31/2014	15.59005	17.36079	43,160
01/01/2015 to 12/31/2015	17.36079	15.66437	44,468
01/01/2016 to 12/31/2016	15.66437	18.38597	71,622
01/01/2017 to 12/31/2017	18.38597	21.45578	59,065
01/01/2018 to 12/31/2018	21.45578	18.03031	56,716
01/01/2019 to 12/31/2019	18.03031	22.86306	28,015
01/01/2020 to 12/31/2020	22.86306	22.44357	10,471

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2011 to 12/31/2011	11.24449	9.58589	24,041
01/01/2012 to 12/31/2012	9.58589	11.29559	35,590
01/01/2013 to 12/31/2013	11.29559	13.16577	39,165
01/01/2014 to 12/31/2014	13.16577	12.17716	37,512
01/01/2015 to 12/31/2015	12.17716	12.29675	36,556
01/01/2016 to 12/31/2016	12.29675	11.58431	26,314
01/01/2017 to 12/31/2017	11.58431	15.35957	28,814
01/01/2018 to 12/31/2018	15.35957	13.03078	27,153
01/01/2019 to 12/31/2019	13.03078	16.85372	18,718
01/01/2020 to 12/31/2020	16.85372	21.66778	5,446
AST International Value Portfolio
01/01/2011 to 12/31/2011	10.78368	9.23249	30,645
01/01/2012 to 12/31/2012	9.23249	10.54563	42,525
01/01/2013 to 12/31/2013	10.54563	12.33410	42,005
01/01/2014 to 12/31/2014	12.33410	11.26549	42,556
01/01/2015 to 12/31/2015	11.26549	11.11906	27,383
01/01/2016 to 12/31/2016	11.11906	10.94929	21,349
01/01/2017 to 12/31/2017	10.94929	13.16563	20,597
01/01/2018 to 12/31/2018	13.16563	10.80802	12,790
01/01/2019 to 12/31/2019	10.80802	12.69965	17,970
01/01/2020 to 12/31/2020	12.69965	12.35757	11,364
AST Investment Grade Bond Portfolio
01/01/2011 to 12/31/2011	10.58844	11.65657	4,284,339
01/01/2012 to 12/31/2012	11.65657	12.48437	1,875,844
01/01/2013 to 12/31/2013	12.48437	11.83322	360,518
01/01/2014 to 12/31/2014	11.83322	12.36430	472,431
01/01/2015 to 12/31/2015	12.36430	12.24661	1,799,371
01/01/2016 to 12/31/2016	12.24661	12.49409	1,950,007
01/01/2017 to 12/31/2017	12.49409	12.75993	790,041
01/01/2018 to 12/31/2018	12.75993	12.45717	3,465,611
01/01/2019 to 12/31/2019	12.45717	13.56524	384,226
01/01/2020 to 12/31/2020	13.56524	15.46733	5,668
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.86001	10.57177	326,722
01/01/2012 to 12/31/2012	10.57177	11.75519	600,897
01/01/2013 to 12/31/2013	11.75519	13.38210	600,819
01/01/2014 to 12/31/2014	13.38210	13.93493	599,949
01/01/2015 to 12/31/2015	13.93493	13.49945	551,011
01/01/2016 to 12/31/2016	13.49945	13.90612	511,599
01/01/2017 to 12/31/2017	13.90612	15.92331	512,401
01/01/2018 to 12/31/2018	15.92331	14.43807	428,255
01/01/2019 to 12/31/2019	14.43807	16.88134	325,270
01/01/2020 to 12/31/2020	16.88134	18.70175	153,859
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.54608	9.38012	81,760
01/01/2012 to 12/31/2012	9.38012	11.19486	138,763
01/01/2013 to 12/31/2013	11.19486	12.64339	158,885
01/01/2014 to 12/31/2014	12.64339	11.58999	165,397
01/01/2015 to 12/31/2015	11.58999	11.02943	130,939
01/01/2016 to 12/31/2016	11.02943	11.00699	132,936
01/01/2017 to 12/31/2017	11.00699	13.96977	133,366
01/01/2018 to 12/31/2018	13.96977	11.28582	104,333
01/01/2019 to 12/31/2019	11.28582	14.05673	71,856
01/01/2020 to 12/31/2020	14.05673	15.56152	11,475

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.57605	10.37847	273,353
01/01/2012 to 12/31/2012	10.37847	11.24938	422,245
01/01/2013 to 12/31/2013	11.24938	12.22821	402,427
01/01/2014 to 12/31/2014	12.22821	12.62374	383,051
01/01/2015 to 12/31/2015	12.62374	12.33605	336,583
01/01/2016 to 12/31/2016	12.33605	12.54118	290,070
01/01/2017 to 12/31/2017	12.54118	13.76941	273,841
01/01/2018 to 12/31/2018	13.76941	12.78772	211,714
01/01/2019 to 12/31/2019	12.78772	14.34816	122,994
01/01/2020 to 12/31/2020	14.34816	15.64149	45,609
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.76470	10.60883	43,364
01/01/2012 to 12/31/2012	10.60883	11.96308	80,352
01/01/2013 to 12/31/2013	11.96308	15.98615	77,382
01/01/2014 to 12/31/2014	15.98615	17.13785	82,679
01/01/2015 to 12/31/2015	17.13785	18.56219	72,098
01/01/2016 to 12/31/2016	18.56219	17.90707	60,028
01/01/2017 to 12/31/2017	17.90707	23.81386	53,435
01/01/2018 to 12/31/2018	23.81386	22.93529	51,341
01/01/2019 to 12/31/2019	22.93529	29.77423	37,208
01/01/2020 to 12/31/2020	29.77423	44.90137	12,396
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.29330	10.95551	80,684
01/01/2012 to 12/31/2012	10.95551	12.04063	135,355
01/01/2013 to 12/31/2013	12.04063	16.10352	132,455
01/01/2014 to 12/31/2014	16.10352	17.43484	162,487
01/01/2015 to 12/31/2015	17.43484	18.78781	98,578
01/01/2016 to 12/31/2016	18.78781	19.41983	100,063
01/01/2017 to 12/31/2017	19.41983	25.28556	102,400
01/01/2018 to 12/31/2018	25.28556	24.08630	72,730
01/01/2019 to 12/31/2019	24.08630	31.03918	56,347
01/01/2020 to 12/31/2020	31.03918	39.98769	11,002
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.88308	10.32113	51,259
01/01/2012 to 12/31/2012	10.32113	12.43595	78,335
01/01/2013 to 12/31/2013	12.43595	15.53932	89,553
01/01/2014 to 12/31/2014	15.53932	15.76524	93,252
01/01/2015 to 12/31/2015	15.76524	15.20794	90,219
01/01/2016 to 12/31/2016	15.20794	15.94814	88,569
01/01/2017 to 12/31/2017	15.94814	19.33665	89,216
01/01/2018 to 12/31/2018	19.33665	17.12009	78,917
01/01/2019 to 12/31/2019	17.12009	21.78151	50,634
01/01/2020 to 12/31/2020	21.78151	24.34771	21,625
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99826	10.29169	97,976
01/01/2013 to 12/31/2013	10.29169	11.98140	123,017
01/01/2014 to 12/31/2014	11.98140	12.33254	167,860
01/01/2015 to 12/31/2015	12.33254	11.92365	171,554
01/01/2016 to 12/31/2016	11.92365	12.17840	150,285
01/01/2017 to 12/31/2017	12.17840	13.88984	140,594
01/01/2018 to 12/31/2018	13.88984	12.47141	101,538
01/01/2019 to 12/31/2019	12.47141	14.98878	72,344
01/01/2020 to 12/31/2020	14.98878	16.12290	31,659

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.85871	10.56782	28,979
01/01/2012 to 12/31/2012	10.56782	12.11316	59,322
01/01/2013 to 12/31/2013	12.11316	16.21185	55,641
01/01/2014 to 12/31/2014	16.21185	17.25380	83,631
01/01/2015 to 12/31/2015	17.25380	18.11252	39,864
01/01/2016 to 12/31/2016	18.11252	18.07191	38,229
01/01/2017 to 12/31/2017	18.07191	23.12682	32,098
01/01/2018 to 12/31/2018	23.12682	23.12527	25,819
01/01/2019 to 12/31/2019	23.12527	31.19273	24,476
01/01/2020 to 12/31/2020	31.19273	39.84495	4,818
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99826	10.17946	0
01/01/2013 to 12/31/2013	10.17946	13.40436	3,034
01/01/2014 to 12/31/2014	13.40436	14.46368	1,843
01/01/2015 to 12/31/2015	14.46368	14.05744	2,847
01/01/2016 to 12/31/2016	14.05744	15.61340	20,978
01/01/2017 to 12/31/2017	15.61340	17.93707	19,108
01/01/2018 to 12/31/2018	17.93707	15.77605	23,566
01/01/2019 to 12/31/2019	15.77605	19.97742	15,622
01/01/2020 to 12/31/2020	19.97742	20.31958	8,812
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.40273	10.83119	31,037
01/01/2012 to 12/31/2012	10.83119	12.68323	67,026
01/01/2013 to 12/31/2013	12.68323	16.41409	77,749
01/01/2014 to 12/31/2014	16.41409	17.92176	72,445
01/01/2015 to 12/31/2015	17.92176	16.54789	105,671
01/01/2016 to 12/31/2016	16.54789	16.46765	102,967
01/01/2017 to 12/31/2017	16.46765	20.49067	109,847
01/01/2018 to 12/31/2018	20.49067	19.18568	93,975
01/01/2019 to 12/31/2019	19.18568	24.44678	58,183
01/01/2020 to 12/31/2020	24.44678	32.27170	19,514
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.22185	10.71360	49,052
01/01/2012 to 12/31/2012	10.71360	12.28480	90,654
01/01/2013 to 12/31/2013	12.28480	17.07924	100,251
01/01/2014 to 12/31/2014	17.07924	19.10337	111,928
01/01/2015 to 12/31/2015	19.10337	17.64787	85,414
01/01/2016 to 12/31/2016	17.64787	20.42786	98,836
01/01/2017 to 12/31/2017	20.42786	22.75780	94,254
01/01/2018 to 12/31/2018	22.75780	18.61396	69,205
01/01/2019 to 12/31/2019	18.61396	22.05268	62,621
01/01/2020 to 12/31/2020	22.05268	21.20413	16,123
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.58499	10.46635	1,285,489
01/01/2012 to 12/31/2012	10.46635	11.30921	1,905,620
01/01/2013 to 12/31/2013	11.30921	12.09170	1,742,237
01/01/2014 to 12/31/2014	12.09170	12.52144	1,620,577
01/01/2015 to 12/31/2015	12.52144	12.27605	1,453,620
01/01/2016 to 12/31/2016	12.27605	12.68287	1,249,014
01/01/2017 to 12/31/2017	12.68287	13.67509	1,159,745
01/01/2018 to 12/31/2018	13.67509	13.00614	911,382
01/01/2019 to 12/31/2019	13.00614	14.60987	495,727
01/01/2020 to 12/31/2020	14.60987	15.60200	174,682

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01818	10.06267	0
01/01/2012 to 12/31/2012	10.06267	10.55146	26,834
01/01/2013 to 12/31/2013	10.55146	10.09089	23,433
01/01/2014 to 12/31/2014	10.09089	10.47775	27,600
01/01/2015 to 12/31/2015	10.47775	10.23026	26,846
01/01/2016 to 12/31/2016	10.23026	10.43751	51,554
01/01/2017 to 12/31/2017	10.43751	10.79838	81,190
01/01/2018 to 12/31/2018	10.79838	10.48440	63,109
01/01/2019 to 12/31/2019	10.48440	11.26551	44,977
01/01/2020 to 12/31/2020	11.26551	11.69624	74,253
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	11.49547	10.55499	757,177
01/01/2012 to 12/31/2012	10.55499	11.66811	1,007,820
01/01/2013 to 12/31/2013	11.66811	13.36799	1,072,370
01/01/2014 to 12/31/2014	13.36799	14.29091	1,128,809
01/01/2015 to 12/31/2015	14.29091	13.90511	2,143,874
01/01/2016 to 12/31/2016	13.90511	14.98807	2,032,021
01/01/2017 to 12/31/2017	14.98807	17.03621	3,188,168
01/01/2018 to 12/31/2018	17.03621	15.40978	2,433,245
01/01/2019 to 12/31/2019	15.40978	17.97954	1,602,957
01/01/2020 to 12/31/2020	17.97954	18.63282	542,587
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	10.87869	11.01886	11,596
01/01/2012 to 12/31/2012	11.01886	12.81560	21,851
01/01/2013 to 12/31/2013	12.81560	16.61507	21,322
01/01/2014 to 12/31/2014	16.61507	19.06605	112,723
01/01/2015 to 12/31/2015	19.06605	19.24041	45,845
01/01/2016 to 12/31/2016	19.24041	21.63385	40,745
01/01/2017 to 12/31/2017	21.63385	25.89381	36,437
01/01/2018 to 12/31/2018	25.89381	23.26422	42,614
01/01/2019 to 12/31/2019	23.26422	28.34790	22,287
01/01/2020 to 12/31/2020	28.34790	26.31296	10,013
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99826	8.87255	0
01/01/2012 to 12/31/2012	8.87255	9.82884	0
01/01/2013 to 12/31/2013	9.82884	11.77773	0
01/01/2014 to 12/31/2014	11.77773	12.27998	0
01/01/2015 to 12/31/2015	12.27998	12.04019	0
01/01/2016 to 12/31/2016	12.04019	12.53316	0
01/01/2017 to 12/31/2017	12.53316	14.50269	0
01/01/2018 to 12/31/2018	14.50269	13.26972	0
01/01/2019 to 12/31/2019	13.26972	15.74582	0
01/01/2020 to 12/31/2020	15.74582	17.19957	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.14387	10.33026	36,225
01/01/2012 to 12/31/2012	10.33026	12.14309	52,355
01/01/2013 to 12/31/2013	12.14309	16.73995	46,992
01/01/2014 to 12/31/2014	16.73995	17.19813	46,415
01/01/2015 to 12/31/2015	17.19813	17.06163	30,253
01/01/2016 to 12/31/2016	17.06163	17.99015	27,490
01/01/2017 to 12/31/2017	17.99015	22.49062	28,087
01/01/2018 to 12/31/2018	22.49062	19.62824	21,471
01/01/2019 to 12/31/2019	19.62824	26.22656	14,104
01/01/2020 to 12/31/2020	26.22656	34.71029	6,125

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.60328	12.21817	27,114
01/01/2012 to 12/31/2012	12.21817	13.41755	46,297
01/01/2013 to 12/31/2013	13.41755	17.75618	51,816
01/01/2014 to 12/31/2014	17.75618	18.04719	47,606
01/01/2015 to 12/31/2015	18.04719	17.80700	49,101
01/01/2016 to 12/31/2016	17.80700	19.53933	45,284
01/01/2017 to 12/31/2017	19.53933	23.70528	40,751
01/01/2018 to 12/31/2018	23.70528	21.25441	44,047
01/01/2019 to 12/31/2019	21.25441	27.07555	36,721
01/01/2020 to 12/31/2020	27.07555	39.33427	14,887
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.45416	10.54377	12,218
01/01/2012 to 12/31/2012	10.54377	12.19664	18,498
01/01/2013 to 12/31/2013	12.19664	16.40654	23,966
01/01/2014 to 12/31/2014	16.40654	16.90814	21,016
01/01/2015 to 12/31/2015	16.90814	15.83959	19,310
01/01/2016 to 12/31/2016	15.83959	20.03660	27,068
01/01/2017 to 12/31/2017	20.03660	21.05817	19,238
01/01/2018 to 12/31/2018	21.05817	17.09362	16,966
01/01/2019 to 12/31/2019	17.09362	20.41278	10,675
01/01/2020 to 12/31/2020	20.41278	20.15653	6,256
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.68099	10.66444	1,337,590
01/01/2012 to 12/31/2012	10.66444	11.84920	2,328,321
01/01/2013 to 12/31/2013	11.84920	13.55300	2,287,341
01/01/2014 to 12/31/2014	13.55300	14.04852	2,188,310
01/01/2015 to 12/31/2015	14.04852	13.75930	2,879,384
01/01/2016 to 12/31/2016	13.75930	14.48726	2,699,414
01/01/2017 to 12/31/2017	14.48726	16.36920	2,522,136
01/01/2018 to 12/31/2018	16.36920	15.16999	2,184,634
01/01/2019 to 12/31/2019	15.16999	17.94723	1,415,941
01/01/2020 to 12/31/2020	17.94723	19.77267	568,147
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.12457	10.70663	65,814
01/01/2012 to 12/31/2012	10.70663	12.32438	225,910
01/01/2013 to 12/31/2013	12.32438	17.37774	249,250
01/01/2014 to 12/31/2014	17.37774	18.43263	200,200
01/01/2015 to 12/31/2015	18.43263	19.77495	160,060
01/01/2016 to 12/31/2016	19.77495	19.88294	105,973
01/01/2017 to 12/31/2017	19.88294	26.84167	114,874
01/01/2018 to 12/31/2018	26.84167	27.29090	101,839
01/01/2019 to 12/31/2019	27.29090	34.26036	58,074
01/01/2020 to 12/31/2020	34.26036	46.89276	20,884
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.65635	10.38154	30,066
01/01/2012 to 12/31/2012	10.38154	11.52522	47,433
01/01/2013 to 12/31/2013	11.52522	15.19051	51,332
01/01/2014 to 12/31/2014	15.19051	15.10316	52,642
01/01/2015 to 12/31/2015	15.10316	13.88932	36,430
01/01/2016 to 12/31/2016	13.88932	14.43178	28,716
01/01/2017 to 12/31/2017	14.43178	16.46836	27,899
01/01/2018 to 12/31/2018	16.46836	14.55517	24,899
01/01/2019 to 12/31/2019	14.55517	17.95016	130,798
01/01/2020 to 12/31/2020	17.95016	17.94047	53,753

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.46379	9.54897	87,132
01/01/2012 to 12/31/2012	9.54897	9.68622	145,906
01/01/2013 to 12/31/2013	9.68622	10.94133	122,996
01/01/2014 to 12/31/2014	10.94133	9.81585	142,333
01/01/2015 to 12/31/2015	9.81585	7.75949	102,995
01/01/2016 to 12/31/2016	7.75949	9.46706	87,308
01/01/2017 to 12/31/2017	9.46706	10.22409	90,344
01/01/2018 to 12/31/2018	10.22409	8.34146	62,922
01/01/2019 to 12/31/2019	8.34146	9.54372	56,275
01/01/2020 to 12/31/2020	9.54372	9.13553	20,032
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.48881	10.85968	16,563
01/01/2012 to 12/31/2012	10.85968	12.58860	32,066
01/01/2013 to 12/31/2013	12.58860	16.31935	33,498
01/01/2014 to 12/31/2014	16.31935	18.36824	31,639
01/01/2015 to 12/31/2015	18.36824	16.79407	26,990
01/01/2016 to 12/31/2016	16.79407	18.74335	29,368
01/01/2017 to 12/31/2017	18.74335	21.75133	28,444
01/01/2018 to 12/31/2018	21.75133	17.77316	22,191
01/01/2019 to 12/31/2019	17.77316	20.73121	11,399
01/01/2020 to 12/31/2020	20.73121	19.11615	4,992
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	9.99826	8.81016	83,306
01/01/2012 to 12/31/2012	8.81016	9.57427	212,135
01/01/2013 to 12/31/2013	9.57427	11.29515	518,800
01/01/2014 to 12/31/2014	11.29515	11.66673	468,480
01/01/2015 to 12/31/2015	11.66673	11.34940	413,270
01/01/2016 to 12/31/2016	11.34940	11.83661	373,206
01/01/2017 to 12/31/2017	11.83661	13.16397	299,318
01/01/2018 to 12/31/2018	13.16397	12.24203	255,044
01/01/2019 to 12/31/2019	12.24203	14.44827	231,001
01/01/2020 to 12/31/2020	14.44827	15.08668	107,040
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.38898	10.78389	181,083
01/01/2012 to 12/31/2012	10.78389	11.38606	240,075
01/01/2013 to 12/31/2013	11.38606	10.98046	270,639
01/01/2014 to 12/31/2014	10.98046	11.52347	360,966
01/01/2015 to 12/31/2015	11.52347	11.42096	282,686
01/01/2016 to 12/31/2016	11.42096	11.75748	294,367
01/01/2017 to 12/31/2017	11.75748	12.23735	313,505
01/01/2018 to 12/31/2018	12.23735	11.70770	385,602
01/01/2019 to 12/31/2019	11.70770	12.87172	250,694
01/01/2020 to 12/31/2020	12.87172	13.62318	100,713
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II or With HAV and HD GRO II OR HAV and GRO Plus II - Cliff M&E (2.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.76360	10.23677	63,270
01/01/2012 to 12/31/2012	10.23677	11.25791	55,665
01/01/2013 to 12/31/2013	11.25791	12.09609	51,239
01/01/2014 to 12/31/2014	12.09609	12.26912	48,272
01/01/2015 to 12/31/2015	12.26912	11.60105	23,189
01/01/2016 to 12/31/2016	11.60105	12.05305	16,955
01/01/2017 to 12/31/2017	12.05305	13.25866	26,254
01/01/2018 to 12/31/2018	13.25866	11.89825	8,561
01/01/2019 to 12/31/2019	11.89825	13.49093	11,560
01/01/2020 to 12/31/2020	13.49093	13.73664	1,404
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.86903	10.63140	97,104
01/01/2012 to 12/31/2012	10.63140	11.80420	86,608
01/01/2013 to 12/31/2013	11.80420	13.44221	53,339
01/01/2014 to 12/31/2014	13.44221	13.93521	61,095
01/01/2015 to 12/31/2015	13.93521	13.72405	39,168
01/01/2016 to 12/31/2016	13.72405	14.36201	30,438
01/01/2017 to 12/31/2017	14.36201	16.40782	29,846
01/01/2018 to 12/31/2018	16.40782	15.08486	11,969
01/01/2019 to 12/31/2019	15.08486	17.95958	16,376
01/01/2020 to 12/31/2020	17.95958	19.42054	13,606
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	10.75566	10.31779	60,253
01/01/2012 to 12/31/2012	10.31779	11.11657	51,711
01/01/2013 to 12/31/2013	11.11657	12.21187	25,527
01/01/2014 to 12/31/2014	12.21187	12.54429	25,272
01/01/2015 to 12/31/2015	12.54429	12.23535	22,395
01/01/2016 to 12/31/2016	12.23535	12.53023	14,179
01/01/2017 to 12/31/2017	12.53023	14.23020	14,315
01/01/2018 to 12/31/2018	14.23020	12.80249	7,738
01/01/2019 to 12/31/2019	12.80249	14.76547	7,763
01/01/2020 to 12/31/2020	14.76547	16.45973	6,153
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.72203	10.34844	228,689
01/01/2012 to 12/31/2012	10.34844	11.37141	207,751
01/01/2013 to 12/31/2013	11.37141	13.07048	142,794
01/01/2014 to 12/31/2014	13.07048	13.60269	163,330
01/01/2015 to 12/31/2015	13.60269	13.35307	85,736
01/01/2016 to 12/31/2016	13.35307	13.86830	61,334
01/01/2017 to 12/31/2017	13.86830	15.56997	71,543
01/01/2018 to 12/31/2018	15.56997	14.45940	36,197
01/01/2019 to 12/31/2019	14.45940	16.86994	84,136
01/01/2020 to 12/31/2020	16.86994	18.42163	73,015

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99809	9.12620	0
01/01/2012 to 12/31/2012	9.12620	9.97667	0
01/01/2013 to 12/31/2013	9.97667	10.80518	1,041
01/01/2014 to 12/31/2014	10.80518	11.07340	0
01/01/2015 to 12/31/2015	11.07340	10.49404	0
01/01/2016 to 12/31/2016	10.49404	10.96688	0
01/01/2017 to 12/31/2017	10.96688	12.06665	0
01/01/2018 to 12/31/2018	12.06665	11.16542	0
01/01/2019 to 12/31/2019	11.16542	12.83089	0
01/01/2020 to 12/31/2020	12.83089	13.12971	0
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	10.05274	10.04285	1,989
01/01/2012 to 12/31/2012	10.04285	10.27228	569
01/01/2013 to 12/31/2013	10.27228	9.81790	20
01/01/2014 to 12/31/2014	9.81790	9.58291	143
01/01/2015 to 12/31/2015	9.58291	9.40784	123
01/01/2016 to 12/31/2016	9.40784	9.34229	76
01/01/2017 to 12/31/2017	9.34229	9.28330	83
01/01/2018 to 12/31/2018	9.28330	9.13630	0
01/01/2019 to 12/31/2019	9.13630	9.33871	0
01/01/2020 to 12/31/2020	9.33871	9.35794	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	10.32475	10.40836	103,225
01/01/2012 to 12/31/2012	10.40836	11.11653	98,464
01/01/2013 to 12/31/2013	11.11653	10.66129	62,675
01/01/2014 to 12/31/2014	10.66129	10.85686	52,098
01/01/2015 to 12/31/2015	10.85686	10.38362	44,109
01/01/2016 to 12/31/2016	10.38362	10.57422	36,562
01/01/2017 to 12/31/2017	10.57422	10.78227	39,246
01/01/2018 to 12/31/2018	10.78227	10.46331	32,662
01/01/2019 to 12/31/2019	10.46331	11.16573	10,055
01/01/2020 to 12/31/2020	11.16573	11.71243	9,643
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.73369	12.61630	453,232
01/01/2012 to 12/31/2012	12.61630	13.16317	428,448
01/01/2013 to 12/31/2013	13.16317	11.96003	204,525
01/01/2014 to 12/31/2014	11.96003	12.58253	323,814
01/01/2015 to 12/31/2015	12.58253	12.51228	324,881
01/01/2016 to 12/31/2016	12.51228	12.47376	298,187
01/01/2017 to 12/31/2017	12.47376	12.38018	251,416
01/01/2018 to 12/31/2018	12.38018	12.10205	150,318
01/01/2019 to 12/31/2019	12.10205	12.42299	147,318
01/01/2020 to 12/31/2020	12.42299	12.51966	334,026
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99809	11.95962	94,051
01/01/2012 to 12/31/2012	11.95962	12.36732	176,446
01/01/2013 to 12/31/2013	12.36732	10.90536	130,875
01/01/2014 to 12/31/2014	10.90536	11.75937	72,368
01/01/2015 to 12/31/2015	11.75937	11.72977	132,585
01/01/2016 to 12/31/2016	11.72977	11.66990	99,527
01/01/2017 to 12/31/2017	11.66990	11.58096	82,894
01/01/2018 to 12/31/2018	11.58096	11.29641	60,696
01/01/2019 to 12/31/2019	11.29641	11.68680	71,001
01/01/2020 to 12/31/2020	11.68680	11.98996	54,439

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99746	10.34590	30,847
01/01/2013 to 12/31/2013	10.34590	9.07699	519,876
01/01/2014 to 12/31/2014	9.07699	9.98740	189,047
01/01/2015 to 12/31/2015	9.98740	10.02192	2,675
01/01/2016 to 12/31/2016	10.02192	9.97904	28,792
01/01/2017 to 12/31/2017	9.97904	9.91543	0
01/01/2018 to 12/31/2018	9.91543	9.66060	0
01/01/2019 to 12/31/2019	9.66060	10.05275	0
01/01/2020 to 12/31/2020	10.05275	10.48654	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99873	8.70488	98,535
01/01/2014 to 12/31/2014	8.70488	9.74562	106,037
01/01/2015 to 12/31/2015	9.74562	9.79194	0
01/01/2016 to 12/31/2016	9.79194	9.74958	0
01/01/2017 to 12/31/2017	9.74958	9.68628	104,031
01/01/2018 to 12/31/2018	9.68628	9.40135	169,790
01/01/2019 to 12/31/2019	9.40135	9.91592	2,454
01/01/2020 to 12/31/2020	9.91592	10.52641	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99873	11.24540	23,476
01/01/2015 to 12/31/2015	11.24540	11.20625	394,975
01/01/2016 to 12/31/2016	11.20625	11.21982	9,081
01/01/2017 to 12/31/2017	11.21982	11.16296	3,613
01/01/2018 to 12/31/2018	11.16296	10.82474	61,225
01/01/2019 to 12/31/2019	10.82474	11.49770	7,688
01/01/2020 to 12/31/2020	11.49770	12.50810	4,345
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99873	9.88722	5,413
01/01/2016 to 12/31/2016	9.88722	9.86091	288,362
01/01/2017 to 12/31/2017	9.86091	9.86801	214,421
01/01/2018 to 12/31/2018	9.86801	9.53963	242,452
01/01/2019 to 12/31/2019	9.53963	10.25497	188,397
01/01/2020 to 12/31/2020	10.25497	11.08899	4,348
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99746	9.82927	201,380
01/01/2017 to 12/31/2017	9.82927	9.86166	143,649
01/01/2018 to 12/31/2018	9.86166	9.51243	170,225
01/01/2019 to 12/31/2019	9.51243	10.28687	61,134
01/01/2020 to 12/31/2020	10.28687	11.24331	8,656
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99745	9.98561	0
01/01/2018 to 12/31/2018	9.98561	9.55422	9,112
01/01/2019 to 12/31/2019	9.55422	10.41618	0
01/01/2020 to 12/31/2020	10.41618	11.67079	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99745	9.61243	0
01/01/2019 to 12/31/2019	9.61243	10.54623	18,273
01/01/2020 to 12/31/2020	10.54623	11.98232	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99873	11.17699	26,565
01/01/2020 to 12/31/2020	11.17699	12.50474	104,136
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99873	11.05986	144,448

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.80239	10.29819	176,110
01/01/2012 to 12/31/2012	10.29819	11.44169	156,027
01/01/2013 to 12/31/2013	11.44169	13.71394	114,823
01/01/2014 to 12/31/2014	13.71394	14.33579	103,446
01/01/2015 to 12/31/2015	14.33579	14.08079	44,830
01/01/2016 to 12/31/2016	14.08079	14.69822	50,965
01/01/2017 to 12/31/2017	14.69822	16.93035	58,493
01/01/2018 to 12/31/2018	16.93035	15.51040	25,288
01/01/2019 to 12/31/2019	15.51040	18.52511	53,784
01/01/2020 to 12/31/2020	18.52511	20.52797	45,309
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99809	11.59720	0
01/01/2014 to 12/31/2014	11.59720	12.87257	1,247
01/01/2015 to 12/31/2015	12.87257	12.12727	787
01/01/2016 to 12/31/2016	12.12727	13.61387	829
01/01/2017 to 12/31/2017	13.61387	15.74958	1,093
01/01/2018 to 12/31/2018	15.74958	14.65209	1,222
01/01/2019 to 12/31/2019	14.65209	18.75730	1,336
01/01/2020 to 12/31/2020	18.75730	19.19207	1,448
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	11.51275	10.68145	1,555
01/01/2012 to 12/31/2012	10.68145	13.23265	1,841
01/01/2013 to 12/31/2013	13.23265	13.49041	1,334
01/01/2014 to 12/31/2014	13.49041	15.01538	714
01/01/2015 to 12/31/2015	15.01538	14.65689	512
01/01/2016 to 12/31/2016	14.65689	14.44880	412
01/01/2017 to 12/31/2017	14.44880	15.65417	511
01/01/2018 to 12/31/2018	15.65417	14.57188	253
01/01/2019 to 12/31/2019	14.57188	17.81396	619
01/01/2020 to 12/31/2020	17.81396	16.89142	210
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	11.75243	12.23924	3,216
01/01/2012 to 12/31/2012	12.23924	13.79249	3,016
01/01/2013 to 12/31/2013	13.79249	13.89752	2,176
01/01/2014 to 12/31/2014	13.89752	17.77560	2,671
01/01/2015 to 12/31/2015	17.77560	18.20804	1,776
01/01/2016 to 12/31/2016	18.20804	18.64698	1,535
01/01/2017 to 12/31/2017	18.64698	19.35710	704
01/01/2018 to 12/31/2018	19.35710	18.01025	408
01/01/2019 to 12/31/2019	18.01025	23.08904	353
01/01/2020 to 12/31/2020	23.08904	21.91789	370
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.64283	9.06934	8,350
01/01/2012 to 12/31/2012	9.06934	10.44909	5,713
01/01/2013 to 12/31/2013	10.44909	10.23152	4,948
01/01/2014 to 12/31/2014	10.23152	9.52798	6,624
01/01/2015 to 12/31/2015	9.52798	7.75161	4,987
01/01/2016 to 12/31/2016	7.75161	8.51008	2,200
01/01/2017 to 12/31/2017	8.51008	10.50821	2,306
01/01/2018 to 12/31/2018	10.50821	8.82316	1,236
01/01/2019 to 12/31/2019	8.82316	9.77091	2,023
01/01/2020 to 12/31/2020	9.77091	9.93373	2,736

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	10.98381	10.57010	94,586
01/01/2012 to 12/31/2012	10.57010	11.42496	80,938
01/01/2013 to 12/31/2013	11.42496	12.80989	51,012
01/01/2014 to 12/31/2014	12.80989	12.90966	55,467
01/01/2015 to 12/31/2015	12.90966	12.73776	43,842
01/01/2016 to 12/31/2016	12.73776	12.97467	37,638
01/01/2017 to 12/31/2017	12.97467	14.76525	39,492
01/01/2018 to 12/31/2018	14.76525	13.30663	29,253
01/01/2019 to 12/31/2019	13.30663	15.60078	20,265
01/01/2020 to 12/31/2020	15.60078	16.57706	17,261
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99936	10.05869	238
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.67177	10.37382	28,997
01/01/2012 to 12/31/2012	10.37382	11.16148	27,954
01/01/2013 to 12/31/2013	11.16148	11.97581	28,338
01/01/2014 to 12/31/2014	11.97581	12.17331	29,066
01/01/2015 to 12/31/2015	12.17331	11.78513	20,471
01/01/2016 to 12/31/2016	11.78513	12.11993	17,895
01/01/2017 to 12/31/2017	12.11993	13.29642	19,411
01/01/2018 to 12/31/2018	13.29642	12.07223	11,763
01/01/2019 to 12/31/2019	12.07223	13.68427	16,718
01/01/2020 to 12/31/2020	13.68427	14.56833	10,962
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.45866	11.34127	3,541
01/01/2012 to 12/31/2012	11.34127	12.81851	3,365
01/01/2013 to 12/31/2013	12.81851	17.38469	3,166
01/01/2014 to 12/31/2014	17.38469	18.20742	3,565
01/01/2015 to 12/31/2015	18.20742	16.81121	1,651
01/01/2016 to 12/31/2016	16.81121	20.41897	636
01/01/2017 to 12/31/2017	20.41897	22.38219	831
01/01/2018 to 12/31/2018	22.38219	18.78927	632
01/01/2019 to 12/31/2019	18.78927	22.51253	33
01/01/2020 to 12/31/2020	22.51253	22.53061	383
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.81590	9.59256	2,518
01/01/2012 to 12/31/2012	9.59256	9.37229	144
01/01/2013 to 12/31/2013	9.37229	9.15665	12
01/01/2014 to 12/31/2014	9.15665	8.94614	12
01/01/2015 to 12/31/2015	8.94614	8.74032	9,140
01/01/2016 to 12/31/2016	8.74032	8.53994	12
01/01/2017 to 12/31/2017	8.53994	8.37260	13
01/01/2018 to 12/31/2018	8.37260	8.28535	364
01/01/2019 to 12/31/2019	8.28535	8.23164	1,182
01/01/2020 to 12/31/2020	8.23164	8.06030	1,136

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	10.73309	10.81948	5,584
01/01/2012 to 12/31/2012	10.81948	12.03683	5,190
01/01/2013 to 12/31/2013	12.03683	12.60442	3,175
01/01/2014 to 12/31/2014	12.60442	12.62960	4,130
01/01/2015 to 12/31/2015	12.62960	11.89940	3,434
01/01/2016 to 12/31/2016	11.89940	13.41635	2,193
01/01/2017 to 12/31/2017	13.41635	14.08796	1,496
01/01/2018 to 12/31/2018	14.08796	13.48870	268
01/01/2019 to 12/31/2019	13.48870	15.19472	166
01/01/2020 to 12/31/2020	15.19472	15.23652	169
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.58960	9.91346	98
01/01/2012 to 12/31/2012	9.91346	11.32062	123
01/01/2013 to 12/31/2013	11.32062	15.46916	1,828
01/01/2014 to 12/31/2014	15.46916	17.19095	768
01/01/2015 to 12/31/2015	17.19095	15.47940	334
01/01/2016 to 12/31/2016	15.47940	18.13181	359
01/01/2017 to 12/31/2017	18.13181	21.11617	458
01/01/2018 to 12/31/2018	21.11617	17.70842	173
01/01/2019 to 12/31/2019	17.70842	22.40912	522
01/01/2020 to 12/31/2020	22.40912	21.95301	285
AST International Growth Portfolio
01/01/2011 to 12/31/2011	11.22607	9.55062	3,231
01/01/2012 to 12/31/2012	9.55062	11.23108	2,698
01/01/2013 to 12/31/2013	11.23108	13.06392	4,061
01/01/2014 to 12/31/2014	13.06392	12.05820	3,525
01/01/2015 to 12/31/2015	12.05820	12.15171	2,721
01/01/2016 to 12/31/2016	12.15171	11.42423	2,689
01/01/2017 to 12/31/2017	11.42423	15.11667	978
01/01/2018 to 12/31/2018	15.11667	12.79841	1,124
01/01/2019 to 12/31/2019	12.79841	16.51934	95
01/01/2020 to 12/31/2020	16.51934	21.19472	638
AST International Value Portfolio
01/01/2011 to 12/31/2011	10.76596	9.19856	5,339
01/01/2012 to 12/31/2012	9.19856	10.48534	3,699
01/01/2013 to 12/31/2013	10.48534	12.23853	2,133
01/01/2014 to 12/31/2014	12.23853	11.15543	1,329
01/01/2015 to 12/31/2015	11.15543	10.98783	975
01/01/2016 to 12/31/2016	10.98783	10.79796	608
01/01/2017 to 12/31/2017	10.79796	12.95711	565
01/01/2018 to 12/31/2018	12.95711	10.61485	713
01/01/2019 to 12/31/2019	10.61485	12.44721	646
01/01/2020 to 12/31/2020	12.44721	12.08717	604
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.84209	10.53278	11,827
01/01/2012 to 12/31/2012	10.53278	11.68784	11,711
01/01/2013 to 12/31/2013	11.68784	13.27832	9,914
01/01/2014 to 12/31/2014	13.27832	13.79866	8,888
01/01/2015 to 12/31/2015	13.79866	13.33999	5,302
01/01/2016 to 12/31/2016	13.33999	13.71391	3,581
01/01/2017 to 12/31/2017	13.71391	15.67133	4,117
01/01/2018 to 12/31/2018	15.67133	14.18034	2,981
01/01/2019 to 12/31/2019	14.18034	16.54611	1,370
01/01/2020 to 12/31/2020	16.54611	18.29300	1,114

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.52888	9.34567	795
01/01/2012 to 12/31/2012	9.34567	11.13086	623
01/01/2013 to 12/31/2013	11.13086	12.54532	2,181
01/01/2014 to 12/31/2014	12.54532	11.47656	3,018
01/01/2015 to 12/31/2015	11.47656	10.89916	1,738
01/01/2016 to 12/31/2016	10.89916	10.85482	615
01/01/2017 to 12/31/2017	10.85482	13.74874	673
01/01/2018 to 12/31/2018	13.74874	11.08436	347
01/01/2019 to 12/31/2019	11.08436	13.77757	168
01/01/2020 to 12/31/2020	13.77757	15.22134	67
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.55869	10.34036	58,277
01/01/2012 to 12/31/2012	10.34036	11.18508	55,380
01/01/2013 to 12/31/2013	11.18508	12.13349	26,826
01/01/2014 to 12/31/2014	12.13349	12.50029	33,624
01/01/2015 to 12/31/2015	12.50029	12.19051	29,312
01/01/2016 to 12/31/2016	12.19051	12.36794	24,442
01/01/2017 to 12/31/2017	12.36794	13.55149	26,210
01/01/2018 to 12/31/2018	13.55149	12.55951	22,293
01/01/2019 to 12/31/2019	12.55951	14.06328	9,621
01/01/2020 to 12/31/2020	14.06328	15.29968	9,994
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.74695	10.56966	2,545
01/01/2012 to 12/31/2012	10.56966	11.89459	2,286
01/01/2013 to 12/31/2013	11.89459	15.86218	877
01/01/2014 to 12/31/2014	15.86218	16.97024	1,375
01/01/2015 to 12/31/2015	16.97024	18.34311	792
01/01/2016 to 12/31/2016	18.34311	17.65976	345
01/01/2017 to 12/31/2017	17.65976	23.43708	764
01/01/2018 to 12/31/2018	23.43708	22.52610	208
01/01/2019 to 12/31/2019	22.52610	29.18324	0
01/01/2020 to 12/31/2020	29.18324	43.92028	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.27468	10.91510	5,251
01/01/2012 to 12/31/2012	10.91510	11.97169	4,493
01/01/2013 to 12/31/2013	11.97169	15.97874	2,669
01/01/2014 to 12/31/2014	15.97874	17.26455	5,812
01/01/2015 to 12/31/2015	17.26455	18.56636	3,568
01/01/2016 to 12/31/2016	18.56636	19.15200	2,490
01/01/2017 to 12/31/2017	19.15200	24.88609	2,093
01/01/2018 to 12/31/2018	24.88609	23.65703	774
01/01/2019 to 12/31/2019	23.65703	30.42379	272
01/01/2020 to 12/31/2020	30.42379	39.11488	168
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.86514	10.28312	2,065
01/01/2012 to 12/31/2012	10.28312	12.36479	1,446
01/01/2013 to 12/31/2013	12.36479	15.41885	6,180
01/01/2014 to 12/31/2014	15.41885	15.61113	7,705
01/01/2015 to 12/31/2015	15.61113	15.02861	2,616
01/01/2016 to 12/31/2016	15.02861	15.72804	1,623
01/01/2017 to 12/31/2017	15.72804	19.03087	562
01/01/2018 to 12/31/2018	19.03087	16.81466	464
01/01/2019 to 12/31/2019	16.81466	21.34931	1,063
01/01/2020 to 12/31/2020	21.34931	23.81589	638

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99809	10.27736	1,469
01/01/2013 to 12/31/2013	10.27736	11.94018	519
01/01/2014 to 12/31/2014	11.94018	12.26499	674
01/01/2015 to 12/31/2015	12.26499	11.83407	527
01/01/2016 to 12/31/2016	11.83407	12.06220	322
01/01/2017 to 12/31/2017	12.06220	13.72931	177
01/01/2018 to 12/31/2018	13.72931	12.30195	131
01/01/2019 to 12/31/2019	12.30195	14.75490	38
01/01/2020 to 12/31/2020	14.75490	15.83886	157
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.84075	10.52884	406
01/01/2012 to 12/31/2012	10.52884	12.04371	872
01/01/2013 to 12/31/2013	12.04371	16.08596	1,935
01/01/2014 to 12/31/2014	16.08596	17.08490	951
01/01/2015 to 12/31/2015	17.08490	17.89862	569
01/01/2016 to 12/31/2016	17.89862	17.82217	483
01/01/2017 to 12/31/2017	17.82217	22.76078	488
01/01/2018 to 12/31/2018	22.76078	22.71240	388
01/01/2019 to 12/31/2019	22.71240	30.57336	20
01/01/2020 to 12/31/2020	30.57336	38.97416	20
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99809	10.17167	0
01/01/2013 to 12/31/2013	10.17167	13.36678	4,054
01/01/2014 to 12/31/2014	13.36678	14.39378	4,257
01/01/2015 to 12/31/2015	14.39378	13.96103	2,676
01/01/2016 to 12/31/2016	13.96103	15.47471	445
01/01/2017 to 12/31/2017	15.47471	17.74152	792
01/01/2018 to 12/31/2018	17.74152	15.57193	356
01/01/2019 to 12/31/2019	15.57193	19.67854	0
01/01/2020 to 12/31/2020	19.67854	19.97476	579
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.38383	10.79120	4,713
01/01/2012 to 12/31/2012	10.79120	12.61054	3,989
01/01/2013 to 12/31/2013	12.61054	16.28679	3,482
01/01/2014 to 12/31/2014	16.28679	17.74638	3,516
01/01/2015 to 12/31/2015	17.74638	16.35246	3,313
01/01/2016 to 12/31/2016	16.35246	16.23998	2,034
01/01/2017 to 12/31/2017	16.23998	20.16622	1,242
01/01/2018 to 12/31/2018	20.16622	18.84305	848
01/01/2019 to 12/31/2019	18.84305	23.96116	652
01/01/2020 to 12/31/2020	23.96116	31.56615	473
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.20328	10.67411	2,275
01/01/2012 to 12/31/2012	10.67411	12.21442	1,637
01/01/2013 to 12/31/2013	12.21442	16.94666	3,127
01/01/2014 to 12/31/2014	16.94666	18.91641	3,419
01/01/2015 to 12/31/2015	18.91641	17.43947	1,345
01/01/2016 to 12/31/2016	17.43947	20.14556	510
01/01/2017 to 12/31/2017	20.14556	22.39770	298
01/01/2018 to 12/31/2018	22.39770	18.28181	135
01/01/2019 to 12/31/2019	18.28181	21.61499	106
01/01/2020 to 12/31/2020	21.61499	20.74091	140

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.56757	10.42777	129,216
01/01/2012 to 12/31/2012	10.42777	11.24445	115,507
01/01/2013 to 12/31/2013	11.24445	11.99793	76,347
01/01/2014 to 12/31/2014	11.99793	12.39894	73,702
01/01/2015 to 12/31/2015	12.39894	12.13111	33,935
01/01/2016 to 12/31/2016	12.13111	12.50763	22,578
01/01/2017 to 12/31/2017	12.50763	13.45876	15,988
01/01/2018 to 12/31/2018	13.45876	12.77407	3,823
01/01/2019 to 12/31/2019	12.77407	14.31985	10,549
01/01/2020 to 12/31/2020	14.31985	15.26106	34,778
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01801	10.05915	0
01/01/2012 to 12/31/2012	10.05915	10.52610	274
01/01/2013 to 12/31/2013	10.52610	10.04606	226
01/01/2014 to 12/31/2014	10.04606	10.40988	375
01/01/2015 to 12/31/2015	10.40988	10.14319	1,528
01/01/2016 to 12/31/2016	10.14319	10.32759	74
01/01/2017 to 12/31/2017	10.32759	10.66282	50
01/01/2018 to 12/31/2018	10.66282	10.33170	2,002
01/01/2019 to 12/31/2019	10.33170	11.07870	316
01/01/2020 to 12/31/2020	11.07870	11.47869	1,533
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	11.47648	10.51610	58,001
01/01/2012 to 12/31/2012	10.51610	11.60136	48,000
01/01/2013 to 12/31/2013	11.60136	13.26440	31,773
01/01/2014 to 12/31/2014	13.26440	14.15124	29,572
01/01/2015 to 12/31/2015	14.15124	13.74109	82,803
01/01/2016 to 12/31/2016	13.74109	14.78113	84,733
01/01/2017 to 12/31/2017	14.78113	16.76680	115,758
01/01/2018 to 12/31/2018	16.76680	15.13489	55,719
01/01/2019 to 12/31/2019	15.13489	17.62276	61,213
01/01/2020 to 12/31/2020	17.62276	18.22584	38,748
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	10.86080	10.97830	513
01/01/2012 to 12/31/2012	10.97830	12.74231	617
01/01/2013 to 12/31/2013	12.74231	16.48642	484
01/01/2014 to 12/31/2014	16.48642	18.87993	889
01/01/2015 to 12/31/2015	18.87993	19.01370	556
01/01/2016 to 12/31/2016	19.01370	21.33549	502
01/01/2017 to 12/31/2017	21.33549	25.48471	741
01/01/2018 to 12/31/2018	25.48471	22.84964	385
01/01/2019 to 12/31/2019	22.84964	27.78584	827
01/01/2020 to 12/31/2020	27.78584	25.73856	592
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99809	8.86034	0
01/01/2012 to 12/31/2012	8.86034	9.79521	0
01/01/2013 to 12/31/2013	9.79521	11.71340	0
01/01/2014 to 12/31/2014	11.71340	12.18789	0
01/01/2015 to 12/31/2015	12.18789	11.92555	0
01/01/2016 to 12/31/2016	11.92555	12.38861	0
01/01/2017 to 12/31/2017	12.38861	14.30628	0
01/01/2018 to 12/31/2018	14.30628	13.06308	0
01/01/2019 to 12/31/2019	13.06308	15.46895	0
01/01/2020 to 12/31/2020	15.46895	16.86265	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.12383	10.29217	4,152
01/01/2012 to 12/31/2012	10.29217	12.07351	2,799
01/01/2013 to 12/31/2013	12.07351	16.61005	4,124
01/01/2014 to 12/31/2014	16.61005	17.02978	4,056
01/01/2015 to 12/31/2015	17.02978	16.86020	1,813
01/01/2016 to 12/31/2016	16.86020	17.74165	1,042
01/01/2017 to 12/31/2017	17.74165	22.13488	967
01/01/2018 to 12/31/2018	22.13488	19.27810	708
01/01/2019 to 12/31/2019	19.27810	25.70620	672
01/01/2020 to 12/31/2020	25.70620	33.95233	355
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.58259	12.17325	1,253
01/01/2012 to 12/31/2012	12.17325	13.34082	1,199
01/01/2013 to 12/31/2013	13.34082	17.61871	1,062
01/01/2014 to 12/31/2014	17.61871	17.87086	740
01/01/2015 to 12/31/2015	17.87086	17.59705	512
01/01/2016 to 12/31/2016	17.59705	19.26963	224
01/01/2017 to 12/31/2017	19.26963	23.33046	175
01/01/2018 to 12/31/2018	23.33046	20.87538	135
01/01/2019 to 12/31/2019	20.87538	26.53836	443
01/01/2020 to 12/31/2020	26.53836	38.47532	320
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.43543	10.50502	3,409
01/01/2012 to 12/31/2012	10.50502	12.12694	1,679
01/01/2013 to 12/31/2013	12.12694	16.27955	2,040
01/01/2014 to 12/31/2014	16.27955	16.74311	791
01/01/2015 to 12/31/2015	16.74311	15.65300	494
01/01/2016 to 12/31/2016	15.65300	19.76030	242
01/01/2017 to 12/31/2017	19.76030	20.72553	166
01/01/2018 to 12/31/2018	20.72553	16.78902	103
01/01/2019 to 12/31/2019	16.78902	20.00821	588
01/01/2020 to 12/31/2020	20.00821	19.71668	0
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.66346	10.62519	165,177
01/01/2012 to 12/31/2012	10.62519	11.78150	144,219
01/01/2013 to 12/31/2013	11.78150	13.44819	97,500
01/01/2014 to 12/31/2014	13.44819	13.91148	161,911
01/01/2015 to 12/31/2015	13.91148	13.59728	124,699
01/01/2016 to 12/31/2016	13.59728	14.28752	91,393
01/01/2017 to 12/31/2017	14.28752	16.11061	99,271
01/01/2018 to 12/31/2018	16.11061	14.89963	41,643
01/01/2019 to 12/31/2019	14.89963	17.59130	58,102
01/01/2020 to 12/31/2020	17.59130	19.34101	36,776
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.10634	10.66740	4,065
01/01/2012 to 12/31/2012	10.66740	12.25406	4,144
01/01/2013 to 12/31/2013	12.25406	17.24330	10,934
01/01/2014 to 12/31/2014	17.24330	18.25254	10,955
01/01/2015 to 12/31/2015	18.25254	19.54171	4,683
01/01/2016 to 12/31/2016	19.54171	19.60859	2,418
01/01/2017 to 12/31/2017	19.60859	26.41743	903
01/01/2018 to 12/31/2018	26.41743	26.80443	30
01/01/2019 to 12/31/2019	26.80443	33.58092	522
01/01/2020 to 12/31/2020	33.58092	45.86904	206

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.63879	10.34328	2,009
01/01/2012 to 12/31/2012	10.34328	11.45924	2,026
01/01/2013 to 12/31/2013	11.45924	15.07276	3,976
01/01/2014 to 12/31/2014	15.07276	14.95546	4,526
01/01/2015 to 12/31/2015	14.95546	13.72536	941
01/01/2016 to 12/31/2016	13.72536	14.23228	805
01/01/2017 to 12/31/2017	14.23228	16.20773	55
01/01/2018 to 12/31/2018	16.20773	14.29536	57
01/01/2019 to 12/31/2019	14.29536	17.59375	4,022
01/01/2020 to 12/31/2020	17.59375	17.54827	4,310
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.44494	9.51383	5,957
01/01/2012 to 12/31/2012	9.51383	9.63079	7,755
01/01/2013 to 12/31/2013	9.63079	10.85645	2,786
01/01/2014 to 12/31/2014	10.85645	9.71986	2,894
01/01/2015 to 12/31/2015	9.71986	7.66789	2,147
01/01/2016 to 12/31/2016	7.66789	9.33614	1,274
01/01/2017 to 12/31/2017	9.33614	10.06213	964
01/01/2018 to 12/31/2018	10.06213	8.19247	524
01/01/2019 to 12/31/2019	8.19247	9.35411	326
01/01/2020 to 12/31/2020	9.35411	8.93578	338
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.46980	10.81966	3,066
01/01/2012 to 12/31/2012	10.81966	12.51658	2,660
01/01/2013 to 12/31/2013	12.51658	16.19288	2,359
01/01/2014 to 12/31/2014	16.19288	18.18867	1,095
01/01/2015 to 12/31/2015	18.18867	16.59591	691
01/01/2016 to 12/31/2016	16.59591	18.48453	694
01/01/2017 to 12/31/2017	18.48453	21.40726	253
01/01/2018 to 12/31/2018	21.40726	17.45614	153
01/01/2019 to 12/31/2019	17.45614	20.31979	0
01/01/2020 to 12/31/2020	20.31979	18.69841	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	9.99809	8.79804	0
01/01/2012 to 12/31/2012	8.79804	9.54156	0
01/01/2013 to 12/31/2013	9.54156	11.23346	12,837
01/01/2014 to 12/31/2014	11.23346	11.57925	29,414
01/01/2015 to 12/31/2015	11.57925	11.24128	13,945
01/01/2016 to 12/31/2016	11.24128	11.69988	10,394
01/01/2017 to 12/31/2017	11.69988	12.98546	26,433
01/01/2018 to 12/31/2018	12.98546	12.05124	12,664
01/01/2019 to 12/31/2019	12.05124	14.19415	614
01/01/2020 to 12/31/2020	14.19415	14.79108	643
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.37188	10.74432	31,852
01/01/2012 to 12/31/2012	10.74432	11.32108	32,220
01/01/2013 to 12/31/2013	11.32108	10.89550	35,623
01/01/2014 to 12/31/2014	10.89550	11.41109	38,785
01/01/2015 to 12/31/2015	11.41109	11.28653	30,827
01/01/2016 to 12/31/2016	11.28653	11.59551	25,482
01/01/2017 to 12/31/2017	11.59551	12.04419	26,832
01/01/2018 to 12/31/2018	12.04419	11.49930	24,376
01/01/2019 to 12/31/2019	11.49930	12.61685	4,148
01/01/2020 to 12/31/2020	12.61685	13.32628	3,985
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.05357	9.68945	9,842
01/01/2012 to 12/31/2012	9.68945	10.79903	9,387
01/01/2013 to 12/31/2013	10.79903	11.75851	16,082
01/01/2014 to 12/31/2014	11.75851	12.08662	12,449
01/01/2015 to 12/31/2015	12.08662	11.58176	11,799
01/01/2016 to 12/31/2016	11.58176	12.19380	58,255
01/01/2017 to 12/31/2017	12.19380	13.59275	55,839
01/01/2018 to 12/31/2018	13.59275	12.36263	53,954
01/01/2019 to 12/31/2019	12.36263	14.20530	57,784
01/01/2020 to 12/31/2020	14.20530	14.65795	53,283
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.59254	10.49952	1,409
01/01/2012 to 12/31/2012	10.49952	11.81435	13,906
01/01/2013 to 12/31/2013	11.81435	13.63409	17,094
01/01/2014 to 12/31/2014	13.63409	14.32368	21,722
01/01/2015 to 12/31/2015	14.32368	14.29579	28,264
01/01/2016 to 12/31/2016	14.29579	15.16031	40,326
01/01/2017 to 12/31/2017	15.16031	17.55127	40,971
01/01/2018 to 12/31/2018	17.55127	16.35373	41,571
01/01/2019 to 12/31/2019	16.35373	19.73136	39,542
01/01/2020 to 12/31/2020	19.73136	21.62240	36,733
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.99007	9.71160	2,230
01/01/2012 to 12/31/2012	9.71160	10.60403	9,000
01/01/2013 to 12/31/2013	10.60403	11.80510	15,625
01/01/2014 to 12/31/2014	11.80510	12.28896	17,952
01/01/2015 to 12/31/2015	12.28896	12.14719	39,609
01/01/2016 to 12/31/2016	12.14719	12.60617	70,738
01/01/2017 to 12/31/2017	12.60617	14.50774	72,137
01/01/2018 to 12/31/2018	14.50774	13.22832	62,479
01/01/2019 to 12/31/2019	13.22832	15.46111	60,618
01/01/2020 to 12/31/2020	15.46111	17.46615	57,204
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.40804	10.17985	36,090
01/01/2012 to 12/31/2012	10.17985	11.33645	46,569
01/01/2013 to 12/31/2013	11.33645	13.20498	78,022
01/01/2014 to 12/31/2014	13.20498	13.92690	82,484
01/01/2015 to 12/31/2015	13.92690	13.85466	110,542
01/01/2016 to 12/31/2016	13.85466	14.58164	100,742
01/01/2017 to 12/31/2017	14.58164	16.58958	111,586
01/01/2018 to 12/31/2018	16.58958	15.61408	129,875
01/01/2019 to 12/31/2019	15.61408	18.46124	136,065
01/01/2020 to 12/31/2020	18.46124	20.42947	127,599

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.77276	11.91843	2,162
01/01/2012 to 12/31/2012	11.91843	12.35443	2,629
01/01/2013 to 12/31/2013	12.35443	11.96593	8,160
01/01/2014 to 12/31/2014	11.96593	11.83586	5,014
01/01/2015 to 12/31/2015	11.83586	11.77554	9,173
01/01/2016 to 12/31/2016	11.77554	11.85025	10,593
01/01/2017 to 12/31/2017	11.85025	11.93304	11,778
01/01/2018 to 12/31/2018	11.93304	11.90270	11,882
01/01/2019 to 12/31/2019	11.90270	12.32937	11,722
01/01/2020 to 12/31/2020	12.32937	12.51982	18,346
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.57524	12.84647	1,058
01/01/2012 to 12/31/2012	12.84647	13.90489	4,226
01/01/2013 to 12/31/2013	13.90489	13.51422	32,270
01/01/2014 to 12/31/2014	13.51422	13.94662	13,001
01/01/2015 to 12/31/2015	13.94662	13.51743	11,906
01/01/2016 to 12/31/2016	13.51743	13.94960	11,716
01/01/2017 to 12/31/2017	13.94960	14.41424	14,583
01/01/2018 to 12/31/2018	14.41424	14.17661	12,110
01/01/2019 to 12/31/2019	14.17661	15.33112	13,689
01/01/2020 to 12/31/2020	15.33112	16.29730	12,574
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	9.88109	9.54594	11,275
01/01/2012 to 12/31/2012	9.54594	10.74833	18,256
01/01/2013 to 12/31/2013	10.74833	13.05551	12,520
01/01/2014 to 12/31/2014	13.05551	13.83039	35,764
01/01/2015 to 12/31/2015	13.83039	13.76649	69,346
01/01/2016 to 12/31/2016	13.76649	14.56220	64,741
01/01/2017 to 12/31/2017	14.56220	16.99771	74,180
01/01/2018 to 12/31/2018	16.99771	15.78215	63,282
01/01/2019 to 12/31/2019	15.78215	19.10225	61,886
01/01/2020 to 12/31/2020	19.10225	21.45112	57,231
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.76197	9.17833	0
01/01/2012 to 12/31/2012	9.17833	11.52315	760
01/01/2013 to 12/31/2013	11.52315	11.90508	736
01/01/2014 to 12/31/2014	11.90508	13.42844	2,063
01/01/2015 to 12/31/2015	13.42844	13.28358	3,416
01/01/2016 to 12/31/2016	13.28358	13.26990	3,441
01/01/2017 to 12/31/2017	13.26990	14.56915	3,330
01/01/2018 to 12/31/2018	14.56915	13.74481	2,557
01/01/2019 to 12/31/2019	13.74481	17.02803	2,456
01/01/2020 to 12/31/2020	17.02803	16.36283	2,344
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	8.36127	8.82419	0
01/01/2012 to 12/31/2012	8.82419	10.07765	18
01/01/2013 to 12/31/2013	10.07765	10.29050	2,386
01/01/2014 to 12/31/2014	10.29050	13.33818	5,228
01/01/2015 to 12/31/2015	13.33818	13.84584	8,747
01/01/2016 to 12/31/2016	13.84584	14.36896	8,506
01/01/2017 to 12/31/2017	14.36896	15.11555	8,493
01/01/2018 to 12/31/2018	15.11555	14.25356	5,313
01/01/2019 to 12/31/2019	14.25356	18.51789	5,324
01/01/2020 to 12/31/2020	18.51789	17.81454	5,719

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.15868	8.80869	0
01/01/2012 to 12/31/2012	8.80869	10.28504	0
01/01/2013 to 12/31/2013	10.28504	10.20593	0
01/01/2014 to 12/31/2014	10.20593	9.63174	0
01/01/2015 to 12/31/2015	9.63174	7.94129	279
01/01/2016 to 12/31/2016	7.94129	8.83470	270
01/01/2017 to 12/31/2017	8.83470	11.05480	263
01/01/2018 to 12/31/2018	11.05480	9.40746	254
01/01/2019 to 12/31/2019	9.40746	10.55768	246
01/01/2020 to 12/31/2020	10.55768	10.87757	238
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.70021	9.45972	1,311
01/01/2012 to 12/31/2012	9.45972	10.36217	15,691
01/01/2013 to 12/31/2013	10.36217	11.77393	20,997
01/01/2014 to 12/31/2014	11.77393	12.02477	19,045
01/01/2015 to 12/31/2015	12.02477	12.02372	17,118
01/01/2016 to 12/31/2016	12.02372	12.41117	36,892
01/01/2017 to 12/31/2017	12.41117	14.31272	39,835
01/01/2018 to 12/31/2018	14.31272	13.07285	34,514
01/01/2019 to 12/31/2019	13.07285	15.53206	35,624
01/01/2020 to 12/31/2020	15.53206	16.72529	34,441
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99973	10.07671	4,785
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.32606	10.17206	0
01/01/2012 to 12/31/2012	10.17206	11.09154	9,423
01/01/2013 to 12/31/2013	11.09154	12.06017	13,204
01/01/2014 to 12/31/2014	12.06017	12.42331	17,974
01/01/2015 to 12/31/2015	12.42331	12.18843	17,295
01/01/2016 to 12/31/2016	12.18843	12.70214	33,949
01/01/2017 to 12/31/2017	12.70214	14.12146	31,336
01/01/2018 to 12/31/2018	14.12146	12.99418	29,825
01/01/2019 to 12/31/2019	12.99418	14.92684	28,437
01/01/2020 to 12/31/2020	14.92684	16.10419	27,618
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	12.07909	12.11532	0
01/01/2012 to 12/31/2012	12.11532	13.87726	592
01/01/2013 to 12/31/2013	13.87726	19.07270	1,617
01/01/2014 to 12/31/2014	19.07270	20.24314	1,633
01/01/2015 to 12/31/2015	20.24314	18.94153	2,968
01/01/2016 to 12/31/2016	18.94153	23.31383	5,254
01/01/2017 to 12/31/2017	23.31383	25.89693	5,767
01/01/2018 to 12/31/2018	25.89693	22.03326	5,946
01/01/2019 to 12/31/2019	22.03326	26.75324	5,715
01/01/2020 to 12/31/2020	26.75324	27.13377	7,876

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.27485	10.17598	7,315
01/01/2012 to 12/31/2012	10.17598	10.07626	2,251
01/01/2013 to 12/31/2013	10.07626	9.97714	1,433
01/01/2014 to 12/31/2014	9.97714	9.87852	23,288
01/01/2015 to 12/31/2015	9.87852	9.78032	11,823
01/01/2016 to 12/31/2016	9.78032	9.68399	9,858
01/01/2017 to 12/31/2017	9.68399	9.62117	6,683
01/01/2018 to 12/31/2018	9.62117	9.64920	6,280
01/01/2019 to 12/31/2019	9.64920	9.71522	6,305
01/01/2020 to 12/31/2020	9.71522	9.64093	10,568
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.08074	11.31919	0
01/01/2012 to 12/31/2012	11.31919	12.76194	1,142
01/01/2013 to 12/31/2013	12.76194	13.54280	2,602
01/01/2014 to 12/31/2014	13.54280	13.75166	4,729
01/01/2015 to 12/31/2015	13.75166	13.13027	7,415
01/01/2016 to 12/31/2016	13.13027	15.00201	10,073
01/01/2017 to 12/31/2017	15.00201	15.96360	11,839
01/01/2018 to 12/31/2018	15.96360	15.49079	13,922
01/01/2019 to 12/31/2019	15.49079	17.68393	14,032
01/01/2020 to 12/31/2020	17.68393	17.97045	12,749
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	7.55590	7.16817	0
01/01/2012 to 12/31/2012	7.16817	8.29561	32
01/01/2013 to 12/31/2013	8.29561	11.48738	677
01/01/2014 to 12/31/2014	11.48738	12.93708	3,267
01/01/2015 to 12/31/2015	12.93708	11.80525	3,857
01/01/2016 to 12/31/2016	11.80525	14.01298	9,295
01/01/2017 to 12/31/2017	14.01298	16.53743	7,366
01/01/2018 to 12/31/2018	16.53743	14.05575	6,464
01/01/2019 to 12/31/2019	14.05575	18.02518	9,203
01/01/2020 to 12/31/2020	18.02518	17.89519	8,234
AST International Growth Portfolio
01/01/2011 to 12/31/2011	9.01789	7.77483	0
01/01/2012 to 12/31/2012	7.77483	9.26557	0
01/01/2013 to 12/31/2013	9.26557	10.92201	0
01/01/2014 to 12/31/2014	10.92201	10.21646	0
01/01/2015 to 12/31/2015	10.21646	10.43383	177
01/01/2016 to 12/31/2016	10.43383	9.94030	484
01/01/2017 to 12/31/2017	9.94030	13.32866	471
01/01/2018 to 12/31/2018	13.32866	11.43688	689
01/01/2019 to 12/31/2019	11.43688	14.95971	1,498
01/01/2020 to 12/31/2020	14.95971	19.45065	3,052
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.17929	7.94794	0
01/01/2012 to 12/31/2012	7.94794	9.18156	0
01/01/2013 to 12/31/2013	9.18156	10.86035	0
01/01/2014 to 12/31/2014	10.86035	10.03208	0
01/01/2015 to 12/31/2015	10.03208	10.01389	121
01/01/2016 to 12/31/2016	10.01389	9.97240	223
01/01/2017 to 12/31/2017	9.97240	12.12628	218
01/01/2018 to 12/31/2018	12.12628	10.06836	444
01/01/2019 to 12/31/2019	10.06836	11.96465	421
01/01/2020 to 12/31/2020	11.96465	11.77440	294

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.13569	9.97825	0
01/01/2012 to 12/31/2012	9.97825	11.22134	4,842
01/01/2013 to 12/31/2013	11.22134	12.91910	5,595
01/01/2014 to 12/31/2014	12.91910	13.60521	5,755
01/01/2015 to 12/31/2015	13.60521	13.32949	12,579
01/01/2016 to 12/31/2016	13.32949	13.88622	21,440
01/01/2017 to 12/31/2017	13.88622	16.08024	31,265
01/01/2018 to 12/31/2018	16.08024	14.74659	20,087
01/01/2019 to 12/31/2019	14.74659	17.43752	20,683
01/01/2020 to 12/31/2020	17.43752	19.53693	21,225
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	9.09678	8.18270	0
01/01/2012 to 12/31/2012	8.18270	9.87658	38
01/01/2013 to 12/31/2013	9.87658	11.28094	1,177
01/01/2014 to 12/31/2014	11.28094	10.45830	5,285
01/01/2015 to 12/31/2015	10.45830	10.06541	7,770
01/01/2016 to 12/31/2016	10.06541	10.15840	13,345
01/01/2017 to 12/31/2017	10.15840	13.03844	17,596
01/01/2018 to 12/31/2018	13.03844	10.65367	16,625
01/01/2019 to 12/31/2019	10.65367	13.41967	14,512
01/01/2020 to 12/31/2020	13.41967	15.02475	15,272
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.65289	10.57215	0
01/01/2012 to 12/31/2012	10.57215	11.58947	5,069
01/01/2013 to 12/31/2013	11.58947	12.74066	4,886
01/01/2014 to 12/31/2014	12.74066	13.30181	7,091
01/01/2015 to 12/31/2015	13.30181	13.14611	7,319
01/01/2016 to 12/31/2016	13.14611	13.51574	10,350
01/01/2017 to 12/31/2017	13.51574	15.00708	10,368
01/01/2018 to 12/31/2018	15.00708	14.09612	10,756
01/01/2019 to 12/31/2019	14.09612	15.99541	10,299
01/01/2020 to 12/31/2020	15.99541	17.63488	13,626
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.35164	11.31377	0
01/01/2012 to 12/31/2012	11.31377	12.90295	0
01/01/2013 to 12/31/2013	12.90295	17.43738	0
01/01/2014 to 12/31/2014	17.43738	18.90555	123
01/01/2015 to 12/31/2015	18.90555	20.70893	112
01/01/2016 to 12/31/2016	20.70893	20.20390	239
01/01/2017 to 12/31/2017	20.20390	27.17167	159
01/01/2018 to 12/31/2018	27.17167	26.46778	452
01/01/2019 to 12/31/2019	26.46778	34.74953	441
01/01/2020 to 12/31/2020	34.74953	52.99759	3,224
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	9.74903	9.56442	2,470
01/01/2012 to 12/31/2012	9.56442	10.63120	16
01/01/2013 to 12/31/2013	10.63120	14.37959	0
01/01/2014 to 12/31/2014	14.37959	15.74482	918
01/01/2015 to 12/31/2015	15.74482	17.15902	3,508
01/01/2016 to 12/31/2016	17.15902	17.93663	6,527
01/01/2017 to 12/31/2017	17.93663	23.61802	8,926
01/01/2018 to 12/31/2018	23.61802	22.75449	10,392
01/01/2019 to 12/31/2019	22.75449	29.65526	11,501
01/01/2020 to 12/31/2020	29.65526	38.63746	12,095

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.33903	9.91614	314
01/01/2012 to 12/31/2012	9.91614	12.08368	337
01/01/2013 to 12/31/2013	12.08368	15.27018	4,344
01/01/2014 to 12/31/2014	15.27018	15.66783	4,112
01/01/2015 to 12/31/2015	15.66783	15.28549	4,825
01/01/2016 to 12/31/2016	15.28549	16.21071	4,324
01/01/2017 to 12/31/2017	16.21071	19.87703	6,521
01/01/2018 to 12/31/2018	19.87703	17.79928	8,219
01/01/2019 to 12/31/2019	17.79928	22.90247	7,551
01/01/2020 to 12/31/2020	22.90247	25.89091	6,797
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99918	10.37057	17
01/01/2013 to 12/31/2013	10.37057	12.20998	0
01/01/2014 to 12/31/2014	12.20998	12.71038	1,615
01/01/2015 to 12/31/2015	12.71038	12.42824	1,589
01/01/2016 to 12/31/2016	12.42824	12.83725	1,745
01/01/2017 to 12/31/2017	12.83725	14.80668	2,688
01/01/2018 to 12/31/2018	14.80668	13.44632	2,614
01/01/2019 to 12/31/2019	13.44632	16.34372	3,189
01/01/2020 to 12/31/2020	16.34372	17.77964	19,190
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.04775	9.88927	0
01/01/2012 to 12/31/2012	9.88927	11.46400	15
01/01/2013 to 12/31/2013	11.46400	15.51686	6,540
01/01/2014 to 12/31/2014	15.51686	16.70138	2,126
01/01/2015 to 12/31/2015	16.70138	17.73141	5,454
01/01/2016 to 12/31/2016	17.73141	17.89169	9,454
01/01/2017 to 12/31/2017	17.89169	23.15489	10,751
01/01/2018 to 12/31/2018	23.15489	23.41734	13,070
01/01/2019 to 12/31/2019	23.41734	31.94467	13,410
01/01/2020 to 12/31/2020	31.94467	41.26780	13,214
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.42903	11.93976	0
01/01/2012 to 12/31/2012	11.93976	14.14015	1,396
01/01/2013 to 12/31/2013	14.14015	18.50694	2,504
01/01/2014 to 12/31/2014	18.50694	20.43596	5,031
01/01/2015 to 12/31/2015	20.43596	19.08331	9,822
01/01/2016 to 12/31/2016	19.08331	19.20543	11,310
01/01/2017 to 12/31/2017	19.20543	24.16719	11,658
01/01/2018 to 12/31/2018	24.16719	22.88626	10,786
01/01/2019 to 12/31/2019	22.88626	29.49267	15,236
01/01/2020 to 12/31/2020	29.49267	39.37383	14,780
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.97960	9.63540	0
01/01/2012 to 12/31/2012	9.63540	11.17393	23
01/01/2013 to 12/31/2013	11.17393	15.71072	2,215
01/01/2014 to 12/31/2014	15.71072	17.77178	3,289
01/01/2015 to 12/31/2015	17.77178	16.60400	6,129
01/01/2016 to 12/31/2016	16.60400	19.43671	9,777
01/01/2017 to 12/31/2017	19.43671	21.89837	11,748
01/01/2018 to 12/31/2018	21.89837	18.11547	10,325
01/01/2019 to 12/31/2019	18.11547	21.70530	9,686
01/01/2020 to 12/31/2020	21.70530	21.10671	10,633

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.15697	11.15675	59,232
01/01/2012 to 12/31/2012	11.15675	12.19226	56,097
01/01/2013 to 12/31/2013	12.19226	13.18351	54,932
01/01/2014 to 12/31/2014	13.18351	13.80684	67,255
01/01/2015 to 12/31/2015	13.80684	13.68969	85,772
01/01/2016 to 12/31/2016	13.68969	14.30327	117,927
01/01/2017 to 12/31/2017	14.30327	15.59655	111,480
01/01/2018 to 12/31/2018	15.59655	15.00285	131,207
01/01/2019 to 12/31/2019	15.00285	17.04382	126,955
01/01/2020 to 12/31/2020	17.04382	18.40748	123,975
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.65573	8.96603	1,599
01/01/2012 to 12/31/2012	8.96603	10.02421	2,311
01/01/2013 to 12/31/2013	10.02421	11.61472	3,986
01/01/2014 to 12/31/2014	11.61472	12.55744	33,927
01/01/2015 to 12/31/2015	12.55744	12.35696	57,879
01/01/2016 to 12/31/2016	12.35696	13.46983	58,768
01/01/2017 to 12/31/2017	13.46983	15.48350	86,855
01/01/2018 to 12/31/2018	15.48350	14.16509	96,986
01/01/2019 to 12/31/2019	14.16509	16.71458	96,298
01/01/2020 to 12/31/2020	16.71458	17.51827	90,630
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	8.64622	8.85664	1,546
01/01/2012 to 12/31/2012	8.85664	10.41779	1,532
01/01/2013 to 12/31/2013	10.41779	13.65949	2,489
01/01/2014 to 12/31/2014	13.65949	15.85219	3,284
01/01/2015 to 12/31/2015	15.85219	16.17865	3,413
01/01/2016 to 12/31/2016	16.17865	18.39686	7,896
01/01/2017 to 12/31/2017	18.39686	22.26804	10,039
01/01/2018 to 12/31/2018	22.26804	20.23491	10,090
01/01/2019 to 12/31/2019	20.23491	24.93613	10,020
01/01/2020 to 12/31/2020	24.93613	23.40867	10,101
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99918	8.93992	0
01/01/2012 to 12/31/2012	8.93992	10.01604	0
01/01/2013 to 12/31/2013	10.01604	12.13798	0
01/01/2014 to 12/31/2014	12.13798	12.79898	233
01/01/2015 to 12/31/2015	12.79898	12.69136	925
01/01/2016 to 12/31/2016	12.69136	13.36031	493
01/01/2017 to 12/31/2017	13.36031	15.63441	8,285
01/01/2018 to 12/31/2018	15.63441	14.46842	14,417
01/01/2019 to 12/31/2019	14.46842	17.36278	17,654
01/01/2020 to 12/31/2020	17.36278	19.18082	16,615
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	10.41905	8.96343	354
01/01/2012 to 12/31/2012	8.96343	10.65604	369
01/01/2013 to 12/31/2013	10.65604	14.85632	1,278
01/01/2014 to 12/31/2014	14.85632	15.43593	1,968
01/01/2015 to 12/31/2015	15.43593	15.48715	5,973
01/01/2016 to 12/31/2016	15.48715	16.51462	7,456
01/01/2017 to 12/31/2017	16.51462	20.87920	8,751
01/01/2018 to 12/31/2018	20.87920	18.42985	10,952
01/01/2019 to 12/31/2019	18.42985	24.90454	11,164
01/01/2020 to 12/31/2020	24.90454	33.33401	12,530

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.06406	11.82778	0
01/01/2012 to 12/31/2012	11.82778	13.13644	0
01/01/2013 to 12/31/2013	13.13644	17.58113	0
01/01/2014 to 12/31/2014	17.58113	18.07191	1,089
01/01/2015 to 12/31/2015	18.07191	18.03357	1,176
01/01/2016 to 12/31/2016	18.03357	20.01168	1,411
01/01/2017 to 12/31/2017	20.01168	24.55270	1,295
01/01/2018 to 12/31/2018	24.55270	22.26553	1,222
01/01/2019 to 12/31/2019	22.26553	28.68509	2,026
01/01/2020 to 12/31/2020	28.68509	42.14436	1,742
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.30053	9.58913	0
01/01/2012 to 12/31/2012	9.58913	11.21832	23
01/01/2013 to 12/31/2013	11.21832	15.26149	3,645
01/01/2014 to 12/31/2014	15.26149	15.90635	1,575
01/01/2015 to 12/31/2015	15.90635	15.07015	2,752
01/01/2016 to 12/31/2016	15.07015	19.27868	5,117
01/01/2017 to 12/31/2017	19.27868	20.49063	3,630
01/01/2018 to 12/31/2018	20.49063	16.82275	5,368
01/01/2019 to 12/31/2019	16.82275	20.31714	4,312
01/01/2020 to 12/31/2020	20.31714	20.28945	3,785
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.52807	10.63067	3,039
01/01/2012 to 12/31/2012	10.63067	11.94592	23,637
01/01/2013 to 12/31/2013	11.94592	13.81861	32,182
01/01/2014 to 12/31/2014	13.81861	14.48626	39,114
01/01/2015 to 12/31/2015	14.48626	14.34890	45,867
01/01/2016 to 12/31/2016	14.34890	15.27883	82,583
01/01/2017 to 12/31/2017	15.27883	17.45860	102,240
01/01/2018 to 12/31/2018	17.45860	16.36414	98,803
01/01/2019 to 12/31/2019	16.36414	19.57926	98,217
01/01/2020 to 12/31/2020	19.57926	21.81517	95,121
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.20897	10.91000	0
01/01/2012 to 12/31/2012	10.91000	12.70117	0
01/01/2013 to 12/31/2013	12.70117	18.11188	1,087
01/01/2014 to 12/31/2014	18.11188	19.42910	5,419
01/01/2015 to 12/31/2015	19.42910	21.08029	9,928
01/01/2016 to 12/31/2016	21.08029	21.43515	9,524
01/01/2017 to 12/31/2017	21.43515	29.26401	9,793
01/01/2018 to 12/31/2018	29.26401	30.09300	4,083
01/01/2019 to 12/31/2019	30.09300	38.20629	4,763
01/01/2020 to 12/31/2020	38.20629	52.88590	4,760
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.25078	8.12903	0
01/01/2012 to 12/31/2012	8.12903	9.12709	19
01/01/2013 to 12/31/2013	9.12709	12.16608	1,169
01/01/2014 to 12/31/2014	12.16608	12.23327	2,902
01/01/2015 to 12/31/2015	12.23327	11.37778	2,087
01/01/2016 to 12/31/2016	11.37778	11.95569	1,841
01/01/2017 to 12/31/2017	11.95569	13.79697	2,603
01/01/2018 to 12/31/2018	13.79697	12.33326	8,386
01/01/2019 to 12/31/2019	12.33326	15.38238	33,000
01/01/2020 to 12/31/2020	15.38238	15.54840	57,586

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	12.17409	10.25550	854
01/01/2012 to 12/31/2012	10.25550	10.52125	853
01/01/2013 to 12/31/2013	10.52125	12.01930	4,036
01/01/2014 to 12/31/2014	12.01930	10.90540	3,053
01/01/2015 to 12/31/2015	10.90540	8.71869	2,325
01/01/2016 to 12/31/2016	8.71869	10.75741	5,898
01/01/2017 to 12/31/2017	10.75741	11.74892	6,098
01/01/2018 to 12/31/2018	11.74892	9.69486	6,071
01/01/2019 to 12/31/2019	9.69486	11.21779	6,119
01/01/2020 to 12/31/2020	11.21779	10.86002	5,654
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.42410	9.96483	0
01/01/2012 to 12/31/2012	9.96483	11.68256	23
01/01/2013 to 12/31/2013	11.68256	15.31633	5,856
01/01/2014 to 12/31/2014	15.31633	17.43481	2,771
01/01/2015 to 12/31/2015	17.43481	16.12146	4,122
01/01/2016 to 12/31/2016	16.12146	18.19606	3,010
01/01/2017 to 12/31/2017	18.19606	21.35480	2,866
01/01/2018 to 12/31/2018	21.35480	17.64836	1,679
01/01/2019 to 12/31/2019	17.64836	20.81892	1,615
01/01/2020 to 12/31/2020	20.81892	19.41485	1,016
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	9.80618	8.70580	0
01/01/2012 to 12/31/2012	8.70580	9.56832	35
01/01/2013 to 12/31/2013	9.56832	11.41596	0
01/01/2014 to 12/31/2014	11.41596	11.92516	4,247
01/01/2015 to 12/31/2015	11.92516	11.73237	5,333
01/01/2016 to 12/31/2016	11.73237	12.37437	11,290
01/01/2017 to 12/31/2017	12.37437	13.91758	15,663
01/01/2018 to 12/31/2018	13.91758	13.09050	9,817
01/01/2019 to 12/31/2019	13.09050	15.62487	10,167
01/01/2020 to 12/31/2020	15.62487	16.50039	9,403
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	11.05727	11.60740	0
01/01/2012 to 12/31/2012	11.60740	12.39484	1,828
01/01/2013 to 12/31/2013	12.39484	12.08896	1,727
01/01/2014 to 12/31/2014	12.08896	12.83064	1,641
01/01/2015 to 12/31/2015	12.83064	12.86080	2,675
01/01/2016 to 12/31/2016	12.86080	13.38950	3,385
01/01/2017 to 12/31/2017	13.38950	14.09350	3,999
01/01/2018 to 12/31/2018	14.09350	13.63727	16,922
01/01/2019 to 12/31/2019	13.63727	15.16307	21,036
01/01/2020 to 12/31/2020	15.16307	16.23027	22,584
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV - Cliff M&E (1.70%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/19/2019 to 12/31/2019	13.53818	14.32556	2,819,675
01/01/2020 to 12/31/2020	14.32556	14.67610	2,373,717
AST Advanced Strategies Portfolio
03/19/2019 to 12/31/2019	17.42607	19.07073	5,407,287
01/01/2020 to 12/31/2020	19.07073	20.74863	4,290,511
AST AllianzGI World Trends Portfolio
03/19/2019 to 12/31/2019	14.49792	15.67908	3,655,727
01/01/2020 to 12/31/2020	15.67908	17.58552	3,235,355
AST Balanced Asset Allocation Portfolio
03/19/2019 to 12/31/2019	16.57019	17.91403	4,723,183
01/01/2020 to 12/31/2020	17.91403	19.68171	4,233,851
AST BlackRock Global Strategies Portfolio
03/19/2019 to 12/31/2019	12.67839	13.53080	1,544,204
01/01/2020 to 12/31/2020	13.53080	13.93086	1,259,964
AST BlackRock Low Duration Bond Portfolio
03/19/2019 to 12/31/2019	9.73992	9.91609	325,543
01/01/2020 to 12/31/2020	9.91609	9.99704	248,701
AST BlackRock/Loomis Sayles Bond Portfolio
03/19/2019 to 12/31/2019	11.25420	11.85658	3,045,492
01/01/2020 to 12/31/2020	11.85658	12.51345	2,832,075
AST Capital Growth Asset Allocation Portfolio
03/19/2019 to 12/31/2019	18.06004	19.67149	5,723,117
01/01/2020 to 12/31/2020	19.67149	21.93201	4,027,816
AST ClearBridge Dividend Growth Portfolio
03/19/2019 to 12/31/2019	17.06884	19.56111	174,447
01/01/2020 to 12/31/2020	19.56111	20.13749	138,757
AST Cohen & Steers Global Realty Portfolio
03/19/2019 to 12/31/2019	17.32485	18.91609	89,624
01/01/2020 to 12/31/2020	18.91609	18.04662	95,523
AST Cohen & Steers Realty Portfolio
03/19/2019 to 12/31/2019	21.58483	24.51733	187,383
01/01/2020 to 12/31/2020	24.51733	23.41674	166,646
AST Emerging Markets Equity Portfolio
03/19/2019 to 12/31/2019	10.07877	10.37566	550,518
01/01/2020 to 12/31/2020	10.37566	10.61338	524,137
AST Fidelity Institutional AM® Quantitative Portfolio
03/19/2019 to 12/31/2019	15.18761	16.56641	3,691,643
01/01/2020 to 12/31/2020	16.56641	17.71122	2,935,089
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99953	10.06695	215,203
AST Goldman Sachs Multi-Asset Portfolio
03/19/2019 to 12/31/2019	13.59072	14.53093	1,640,164
01/01/2020 to 12/31/2020	14.53093	15.56469	1,343,584
AST Goldman Sachs Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	22.27429	23.90516	269,118
01/01/2020 to 12/31/2020	23.90516	24.07131	250,642
AST Government Money Market Portfolio
03/19/2019 to 12/31/2019	8.74712	8.74054	286,092
01/01/2020 to 12/31/2020	8.74054	8.61109	351,510

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
03/19/2019 to 12/31/2019	15.17565	16.13509	315,816
01/01/2020 to 12/31/2020	16.13509	16.27889	278,557
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	21.82196	23.79572	223,736
01/01/2020 to 12/31/2020	23.79572	23.45465	231,792
AST International Growth Portfolio
03/19/2019 to 12/31/2019	15.41545	17.54167	221,539
01/01/2020 to 12/31/2020	17.54167	22.64433	150,287
AST International Value Portfolio
03/19/2019 to 12/31/2019	12.33608	13.21797	180,177
01/01/2020 to 12/31/2020	13.21797	12.91444	143,375
AST Investment Grade Bond Portfolio
03/19/2019 to 12/31/2019	13.22658	14.11864	1,822,175
01/01/2020 to 12/31/2020	14.11864	16.16399	1,434,035
AST J.P. Morgan Global Thematic Portfolio
03/19/2019 to 12/31/2019	16.21669	17.57027	1,986,154
01/01/2020 to 12/31/2020	17.57027	19.54451	1,555,964
AST J.P. Morgan International Equity Portfolio
03/19/2019 to 12/31/2019	13.06775	14.62997	465,297
01/01/2020 to 12/31/2020	14.62997	16.26240	410,201
AST J.P. Morgan Strategic Opportunities Portfolio
03/19/2019 to 12/31/2019	14.02184	14.93307	1,875,594
01/01/2020 to 12/31/2020	14.93307	16.34563	1,506,069
AST Jennison Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	27.69544	30.98873	186,360
01/01/2020 to 12/31/2020	30.98873	46.92339	121,139
AST Loomis Sayles Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	28.64906	32.30614	317,400
01/01/2020 to 12/31/2020	32.30614	41.78974	230,831
AST MFS Global Equity Portfolio
03/19/2019 to 12/31/2019	20.26291	22.67027	211,531
01/01/2020 to 12/31/2020	22.67027	25.44477	217,830
AST MFS Growth Allocation Portfolio
03/19/2019 to 12/31/2019	13.95661	15.46538	442,353
01/01/2020 to 12/31/2020	15.46538	16.70356	473,305
AST MFS Growth Portfolio
03/19/2019 to 12/31/2019	27.87658	32.46495	109,056
01/01/2020 to 12/31/2020	32.46495	41.63955	96,257
AST MFS Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	18.21378	20.58742	128,499
01/01/2020 to 12/31/2020	20.58742	21.02567	121,663
AST Mid-Cap Growth Portfolio
03/19/2019 to 12/31/2019	23.13184	25.44449	509,716
01/01/2020 to 12/31/2020	25.44449	33.72599	372,834
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	21.97806	22.95158	257,470
01/01/2020 to 12/31/2020	22.95158	22.15861	272,761
AST Preservation Asset Allocation Portfolio
03/19/2019 to 12/31/2019	14.26017	15.20591	4,692,560
01/01/2020 to 12/31/2020	15.20591	16.30486	4,499,734
AST Prudential Core Bond Portfolio
03/19/2019 to 12/31/2019	10.98522	11.64706	296,373
01/01/2020 to 12/31/2020	11.64706	12.14167	250,524

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/19/2019 to 12/31/2019	17.43049	18.71306	12,661,238
01/01/2020 to 12/31/2020	18.71306	19.47222	9,856,985
AST QMA US Equity Alpha Portfolio
03/19/2019 to 12/31/2019	26.93956	29.50389	173,933
01/01/2020 to 12/31/2020	29.50389	27.49792	117,643
AST Quantitative Modeling Portfolio
03/19/2019 to 12/31/2019	15.00472	16.31266	1,959
01/01/2020 to 12/31/2020	16.31266	17.89161	1,974
AST Small-Cap Growth Opportunities Portfolio
03/19/2019 to 12/31/2019	24.72086	27.29708	161,321
01/01/2020 to 12/31/2020	27.29708	36.27461	102,188
AST Small-Cap Growth Portfolio
03/19/2019 to 12/31/2019	26.69521	28.18087	152,670
01/01/2020 to 12/31/2020	28.18087	41.10716	123,472
AST Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	20.03253	21.24564	78,041
01/01/2020 to 12/31/2020	21.24564	21.06460	67,431
AST T. Rowe Price Asset Allocation Portfolio
03/19/2019 to 12/31/2019	17.10246	18.67952	9,989,556
01/01/2020 to 12/31/2020	18.67952	20.66355	8,565,966
AST T. Rowe Price Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	32.43050	35.65861	517,915
01/01/2020 to 12/31/2020	35.65861	49.00585	346,415
AST T. Rowe Price Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	16.80303	18.68276	753,582
01/01/2020 to 12/31/2020	18.68276	18.74900	735,282
AST T. Rowe Price Natural Resources Portfolio
03/19/2019 to 12/31/2019	9.69701	9.93334	451,553
01/01/2020 to 12/31/2020	9.93334	9.54742	435,758
AST WEDGE Capital Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	20.57309	21.57673	83,382
01/01/2020 to 12/31/2020	21.57673	19.97710	84,513
AST Wellington Management Hedged Equity Portfolio
03/19/2019 to 12/31/2019	13.70864	14.96871	1,591,186
01/01/2020 to 12/31/2020	14.96871	15.69399	1,301,360
AST Western Asset Core Plus Bond Portfolio
03/19/2019 to 12/31/2019	12.46837	13.39734	1,786,664
01/01/2020 to 12/31/2020	13.39734	14.23740	1,683,464
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.75%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.81229	10.34079	200,155
01/01/2012 to 12/31/2012	10.34079	11.43628	311,496
01/01/2013 to 12/31/2013	11.43628	12.35682	322,481
01/01/2014 to 12/31/2014	12.35682	12.60414	286,857
01/01/2015 to 12/31/2015	12.60414	11.98495	283,672
01/01/2016 to 12/31/2016	11.98495	12.52164	212,029
01/01/2017 to 12/31/2017	12.52164	13.85145	197,224
01/01/2018 to 12/31/2018	13.85145	12.50067	160,210
01/01/2019 to 12/31/2019	12.50067	14.25380	144,980
01/01/2020 to 12/31/2020	14.25380	14.59506	63,893
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.91830	10.73950	90,101
01/01/2012 to 12/31/2012	10.73950	11.99147	278,746
01/01/2013 to 12/31/2013	11.99147	13.73227	348,132
01/01/2014 to 12/31/2014	13.73227	14.31600	328,965
01/01/2015 to 12/31/2015	14.31600	14.17844	216,126
01/01/2016 to 12/31/2016	14.17844	14.92088	259,074
01/01/2017 to 12/31/2017	14.92088	17.14202	232,854
01/01/2018 to 12/31/2018	17.14202	15.84907	212,175
01/01/2019 to 12/31/2019	15.84907	18.97557	148,296
01/01/2020 to 12/31/2020	18.97557	20.63474	97,508
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	10.80442	10.42280	76,200
01/01/2012 to 12/31/2012	10.42280	11.29307	203,461
01/01/2013 to 12/31/2013	11.29307	12.47561	211,709
01/01/2014 to 12/31/2014	12.47561	12.88732	205,719
01/01/2015 to 12/31/2015	12.88732	12.64079	191,628
01/01/2016 to 12/31/2016	12.64079	13.01812	173,870
01/01/2017 to 12/31/2017	13.01812	14.86723	151,309
01/01/2018 to 12/31/2018	14.86723	13.45138	125,433
01/01/2019 to 12/31/2019	13.45138	15.60114	100,530
01/01/2020 to 12/31/2020	15.60114	17.48910	76,522
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.77058	10.45375	735,796
01/01/2012 to 12/31/2012	10.45375	11.55181	1,055,670
01/01/2013 to 12/31/2013	11.55181	13.35262	1,104,395
01/01/2014 to 12/31/2014	13.35262	13.97452	1,120,716
01/01/2015 to 12/31/2015	13.97452	13.79539	1,084,000
01/01/2016 to 12/31/2016	13.79539	14.40810	1,026,950
01/01/2017 to 12/31/2017	14.40810	16.26680	906,859
01/01/2018 to 12/31/2018	16.26680	15.19203	870,242
01/01/2019 to 12/31/2019	15.19203	17.82447	511,892
01/01/2020 to 12/31/2020	17.82447	19.57348	254,156

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99855	9.16071	41,927
01/01/2012 to 12/31/2012	9.16071	10.07084	113,292
01/01/2013 to 12/31/2013	10.07084	10.96850	130,330
01/01/2014 to 12/31/2014	10.96850	11.30407	120,871
01/01/2015 to 12/31/2015	11.30407	10.77295	155,743
01/01/2016 to 12/31/2016	10.77295	11.32163	129,806
01/01/2017 to 12/31/2017	11.32163	12.52694	106,859
01/01/2018 to 12/31/2018	12.52694	11.65698	90,326
01/01/2019 to 12/31/2019	11.65698	13.47108	79,277
01/01/2020 to 12/31/2020	13.47108	13.86233	52,801
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	10.09850	10.14512	25,213
01/01/2012 to 12/31/2012	10.14512	10.43537	79,837
01/01/2013 to 12/31/2013	10.43537	10.02994	74,312
01/01/2014 to 12/31/2014	10.02994	9.84500	46,640
01/01/2015 to 12/31/2015	9.84500	9.71957	37,268
01/01/2016 to 12/31/2016	9.71957	9.70619	24,693
01/01/2017 to 12/31/2017	9.70619	9.69948	10,022
01/01/2018 to 12/31/2018	9.69948	9.59985	5,084
01/01/2019 to 12/31/2019	9.59985	9.86761	4,033
01/01/2020 to 12/31/2020	9.86761	9.94315	2,024
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	10.37151	10.51419	160,743
01/01/2012 to 12/31/2012	10.51419	11.29299	328,827
01/01/2013 to 12/31/2013	11.29299	10.89150	287,416
01/01/2014 to 12/31/2014	10.89150	11.15372	229,484
01/01/2015 to 12/31/2015	11.15372	10.72757	192,853
01/01/2016 to 12/31/2016	10.72757	10.98592	169,672
01/01/2017 to 12/31/2017	10.98592	11.26500	159,275
01/01/2018 to 12/31/2018	11.26500	10.99380	125,051
01/01/2019 to 12/31/2019	10.99380	11.79787	79,080
01/01/2020 to 12/31/2020	11.79787	12.44517	17,604
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.85132	10.40307	191,947
01/01/2012 to 12/31/2012	10.40307	11.62338	326,355
01/01/2013 to 12/31/2013	11.62338	14.01007	456,099
01/01/2014 to 12/31/2014	14.01007	14.72777	538,820
01/01/2015 to 12/31/2015	14.72777	14.54716	520,453
01/01/2016 to 12/31/2016	14.54716	15.27026	411,425
01/01/2017 to 12/31/2017	15.27026	17.68776	495,981
01/01/2018 to 12/31/2018	17.68776	16.29611	421,597
01/01/2019 to 12/31/2019	16.29611	19.57305	258,529
01/01/2020 to 12/31/2020	19.57305	21.81118	87,545
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99855	11.65291	0
01/01/2014 to 12/31/2014	11.65291	13.00714	1,253
01/01/2015 to 12/31/2015	13.00714	12.32303	1,205
01/01/2016 to 12/31/2016	12.32303	13.91121	1,827
01/01/2017 to 12/31/2017	13.91121	16.18384	1,701
01/01/2018 to 12/31/2018	16.18384	15.14147	2,005
01/01/2019 to 12/31/2019	15.14147	19.49291	1,057
01/01/2020 to 12/31/2020	19.49291	20.05691	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	11.56479	10.79005	1,398
01/01/2012 to 12/31/2012	10.79005	13.44257	2,730
01/01/2013 to 12/31/2013	13.44257	13.78162	2,533
01/01/2014 to 12/31/2014	13.78162	15.42574	1,596
01/01/2015 to 12/31/2015	15.42574	15.14226	1,940
01/01/2016 to 12/31/2016	15.14226	15.01105	1,963
01/01/2017 to 12/31/2017	15.01105	16.35469	2,018
01/01/2018 to 12/31/2018	16.35469	15.31028	1,993
01/01/2019 to 12/31/2019	15.31028	18.82201	1,792
01/01/2020 to 12/31/2020	18.82201	17.94790	1,939
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	11.80558	12.36368	5,148
01/01/2012 to 12/31/2012	12.36368	14.01142	39,913
01/01/2013 to 12/31/2013	14.01142	14.19752	41,259
01/01/2014 to 12/31/2014	14.19752	18.26133	38,173
01/01/2015 to 12/31/2015	18.26133	18.81082	22,236
01/01/2016 to 12/31/2016	18.81082	19.37222	27,349
01/01/2017 to 12/31/2017	19.37222	20.22280	17,740
01/01/2018 to 12/31/2018	20.22280	18.92236	12,543
01/01/2019 to 12/31/2019	18.92236	24.39477	6,190
01/01/2020 to 12/31/2020	24.39477	23.28783	2,457
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.69549	9.16163	7,758
01/01/2012 to 12/31/2012	9.16163	10.61502	12,375
01/01/2013 to 12/31/2013	10.61502	10.45258	12,053
01/01/2014 to 12/31/2014	10.45258	9.78876	9,032
01/01/2015 to 12/31/2015	9.78876	8.00868	10,408
01/01/2016 to 12/31/2016	8.00868	8.84155	8,707
01/01/2017 to 12/31/2017	8.84155	10.97868	12,338
01/01/2018 to 12/31/2018	10.97868	9.27050	13,271
01/01/2019 to 12/31/2019	9.27050	10.32405	12,906
01/01/2020 to 12/31/2020	10.32405	10.55524	361
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	11.03356	10.67767	256,537
01/01/2012 to 12/31/2012	10.67767	11.60637	344,261
01/01/2013 to 12/31/2013	11.60637	13.08645	382,291
01/01/2014 to 12/31/2014	13.08645	13.26266	379,242
01/01/2015 to 12/31/2015	13.26266	13.15963	321,351
01/01/2016 to 12/31/2016	13.15963	13.47991	260,461
01/01/2017 to 12/31/2017	13.47991	15.42626	239,341
01/01/2018 to 12/31/2018	15.42626	13.98110	208,629
01/01/2019 to 12/31/2019	13.98110	16.48383	144,096
01/01/2020 to 12/31/2020	16.48383	17.61400	67,015
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99952	10.06631	476

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.72009	10.47940	284,287
01/01/2012 to 12/31/2012	10.47940	11.33878	457,838
01/01/2013 to 12/31/2013	11.33878	12.23442	394,386
01/01/2014 to 12/31/2014	12.23442	12.50612	381,042
01/01/2015 to 12/31/2015	12.50612	12.17554	303,042
01/01/2016 to 12/31/2016	12.17554	12.59168	251,052
01/01/2017 to 12/31/2017	12.59168	13.89158	203,908
01/01/2018 to 12/31/2018	13.89158	12.68395	134,326
01/01/2019 to 12/31/2019	12.68395	14.45862	101,465
01/01/2020 to 12/31/2020	14.45862	15.47929	25,299
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.51063	11.45679	2,396
01/01/2012 to 12/31/2012	11.45679	13.02209	10,993
01/01/2013 to 12/31/2013	13.02209	17.76015	9,355
01/01/2014 to 12/31/2014	17.76015	18.70544	9,414
01/01/2015 to 12/31/2015	18.70544	17.36832	3,815
01/01/2016 to 12/31/2016	17.36832	21.21391	14,554
01/01/2017 to 12/31/2017	21.21391	23.38408	3,450
01/01/2018 to 12/31/2018	23.38408	19.74150	3,527
01/01/2019 to 12/31/2019	19.74150	23.78663	1,761
01/01/2020 to 12/31/2020	23.78663	23.93984	949
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.86040	9.69018	94,379
01/01/2012 to 12/31/2012	9.69018	9.52120	32,000
01/01/2013 to 12/31/2013	9.52120	9.35451	48,750
01/01/2014 to 12/31/2014	9.35451	9.19061	28,613
01/01/2015 to 12/31/2015	9.19061	9.02990	25,840
01/01/2016 to 12/31/2016	9.02990	8.87249	169,163
01/01/2017 to 12/31/2017	8.87249	8.74727	110,330
01/01/2018 to 12/31/2018	8.74727	8.70509	22,364
01/01/2019 to 12/31/2019	8.70509	8.69732	22,603
01/01/2020 to 12/31/2020	8.69732	8.56416	5,243
AST High Yield Portfolio
01/01/2011 to 12/31/2011	10.78171	10.92947	20,124
01/01/2012 to 12/31/2012	10.92947	12.22775	38,691
01/01/2013 to 12/31/2013	12.22775	12.87634	37,084
01/01/2014 to 12/31/2014	12.87634	12.97458	33,611
01/01/2015 to 12/31/2015	12.97458	12.29330	23,891
01/01/2016 to 12/31/2016	12.29330	13.93812	18,604
01/01/2017 to 12/31/2017	13.93812	14.71809	15,132
01/01/2018 to 12/31/2018	14.71809	14.17190	10,028
01/01/2019 to 12/31/2019	14.17190	16.05428	4,077
01/01/2020 to 12/31/2020	16.05428	16.18917	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.63757	10.01439	484
01/01/2012 to 12/31/2012	10.01439	11.50030	5,078
01/01/2013 to 12/31/2013	11.50030	15.80305	8,220
01/01/2014 to 12/31/2014	15.80305	17.66086	3,847
01/01/2015 to 12/31/2015	17.66086	15.99209	3,187
01/01/2016 to 12/31/2016	15.99209	18.83748	3,782
01/01/2017 to 12/31/2017	18.83748	22.06105	2,892
01/01/2018 to 12/31/2018	22.06105	18.60561	2,483
01/01/2019 to 12/31/2019	18.60561	23.67693	1,494
01/01/2020 to 12/31/2020	23.67693	23.32566	857

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2011 to 12/31/2011	11.27694	9.64782	1,856
01/01/2012 to 12/31/2012	9.64782	11.40938	2,713
01/01/2013 to 12/31/2013	11.40938	13.34589	3,681
01/01/2014 to 12/31/2014	13.34589	12.38793	3,930
01/01/2015 to 12/31/2015	12.38793	12.55430	4,419
01/01/2016 to 12/31/2016	12.55430	11.86891	4,317
01/01/2017 to 12/31/2017	11.86891	15.79310	4,050
01/01/2018 to 12/31/2018	15.79310	13.44685	5,094
01/01/2019 to 12/31/2019	13.44685	17.45393	3,283
01/01/2020 to 12/31/2020	17.45393	22.51961	223
AST International Value Portfolio
01/01/2011 to 12/31/2011	10.81483	9.29226	1,340
01/01/2012 to 12/31/2012	9.29226	10.65209	1,841
01/01/2013 to 12/31/2013	10.65209	12.50310	2,015
01/01/2014 to 12/31/2014	12.50310	11.46080	2,171
01/01/2015 to 12/31/2015	11.46080	11.35223	2,708
01/01/2016 to 12/31/2016	11.35223	11.21869	2,795
01/01/2017 to 12/31/2017	11.21869	13.53755	2,626
01/01/2018 to 12/31/2018	13.53755	11.15331	2,190
01/01/2019 to 12/31/2019	11.15331	13.15227	1,617
01/01/2020 to 12/31/2020	13.15227	12.84372	457
AST Investment Grade Bond Portfolio
01/01/2011 to 12/31/2011	10.61892	11.73180	721,427
01/01/2012 to 12/31/2012	11.73180	12.60988	257,180
01/01/2013 to 12/31/2013	12.60988	11.99498	24,827
01/01/2014 to 12/31/2014	11.99498	12.57818	42,097
01/01/2015 to 12/31/2015	12.57818	12.50301	160,864
01/01/2016 to 12/31/2016	12.50301	12.80120	176,441
01/01/2017 to 12/31/2017	12.80120	13.12019	78,109
01/01/2018 to 12/31/2018	13.12019	12.85499	375,206
01/01/2019 to 12/31/2019	12.85499	14.04850	61,750
01/01/2020 to 12/31/2020	14.04850	16.07575	1,697
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.89130	10.64008	96,297
01/01/2012 to 12/31/2012	10.64008	11.87362	170,252
01/01/2013 to 12/31/2013	11.87362	13.56520	140,636
01/01/2014 to 12/31/2014	13.56520	14.17605	130,776
01/01/2015 to 12/31/2015	14.17605	13.78206	152,365
01/01/2016 to 12/31/2016	13.78206	14.24783	129,964
01/01/2017 to 12/31/2017	14.24783	16.37276	114,222
01/01/2018 to 12/31/2018	16.37276	14.89894	101,021
01/01/2019 to 12/31/2019	14.89894	17.48245	96,078
01/01/2020 to 12/31/2020	17.48245	19.43686	79,023
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.57658	9.44081	3,859
01/01/2012 to 12/31/2012	9.44081	11.30753	9,860
01/01/2013 to 12/31/2013	11.30753	12.81614	11,578
01/01/2014 to 12/31/2014	12.81614	11.79034	8,276
01/01/2015 to 12/31/2015	11.79034	11.26028	8,943
01/01/2016 to 12/31/2016	11.26028	11.27738	8,609
01/01/2017 to 12/31/2017	11.27738	14.36387	23,667
01/01/2018 to 12/31/2018	14.36387	11.64600	22,314
01/01/2019 to 12/31/2019	11.64600	14.55710	19,372
01/01/2020 to 12/31/2020	14.55710	16.17311	4,800

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.60650	10.44555	151,898
01/01/2012 to 12/31/2012	10.44555	11.36262	162,802
01/01/2013 to 12/31/2013	11.36262	12.39541	138,935
01/01/2014 to 12/31/2014	12.39541	12.84217	128,325
01/01/2015 to 12/31/2015	12.84217	12.59437	111,156
01/01/2016 to 12/31/2016	12.59437	12.84941	97,892
01/01/2017 to 12/31/2017	12.84941	14.15798	89,524
01/01/2018 to 12/31/2018	14.15798	13.19587	84,348
01/01/2019 to 12/31/2019	13.19587	14.85907	54,942
01/01/2020 to 12/31/2020	14.85907	16.25637	20,896
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.79575	10.67737	2,411
01/01/2012 to 12/31/2012	10.67737	12.08337	7,072
01/01/2013 to 12/31/2013	12.08337	16.20460	8,291
01/01/2014 to 12/31/2014	16.20460	17.43420	7,653
01/01/2015 to 12/31/2015	17.43420	18.95058	7,200
01/01/2016 to 12/31/2016	18.95058	18.34697	6,626
01/01/2017 to 12/31/2017	18.34697	24.48575	6,799
01/01/2018 to 12/31/2018	24.48575	23.66738	6,329
01/01/2019 to 12/31/2019	23.66738	30.83442	5,877
01/01/2020 to 12/31/2020	30.83442	46.66615	2,488
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99855	11.66876	0
01/01/2014 to 12/31/2014	11.66876	13.21199	0
01/01/2015 to 12/31/2015	13.21199	13.18105	0
01/01/2016 to 12/31/2016	13.18105	14.35667	0
01/01/2017 to 12/31/2017	14.35667	17.12655	0
01/01/2018 to 12/31/2018	17.12655	15.62197	0
01/01/2019 to 12/31/2019	15.62197	19.21476	0
01/01/2020 to 12/31/2020	19.21476	20.98299	0
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	9.99855	9.94073	0
01/01/2015 to 12/31/2015	9.94073	9.67849	0
01/01/2016 to 12/31/2016	9.67849	10.35756	0
01/01/2017 to 12/31/2017	10.35756	11.66317	0
01/01/2018 to 12/31/2018	11.66317	10.75107	0
01/01/2019 to 12/31/2019	10.75107	12.49091	0
01/01/2020 to 12/31/2020	12.49091	13.01746	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.32577	11.02625	11,728
01/01/2012 to 12/31/2012	11.02625	12.16189	16,208
01/01/2013 to 12/31/2013	12.16189	16.32387	14,548
01/01/2014 to 12/31/2014	16.32387	17.73664	14,446
01/01/2015 to 12/31/2015	17.73664	19.18145	11,958
01/01/2016 to 12/31/2016	19.18145	19.89744	10,601
01/01/2017 to 12/31/2017	19.89744	25.99973	9,105
01/01/2018 to 12/31/2018	25.99973	24.85560	7,706
01/01/2019 to 12/31/2019	24.85560	32.14511	5,717
01/01/2020 to 12/31/2020	32.14511	41.56037	1,170

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.91439	10.38774	2,245
01/01/2012 to 12/31/2012	10.38774	12.56100	3,063
01/01/2013 to 12/31/2013	12.56100	15.75160	3,033
01/01/2014 to 12/31/2014	15.75160	16.03772	3,135
01/01/2015 to 12/31/2015	16.03772	15.52614	3,005
01/01/2016 to 12/31/2016	15.52614	16.34003	2,841
01/01/2017 to 12/31/2017	16.34003	19.88229	2,372
01/01/2018 to 12/31/2018	19.88229	17.66651	3,498
01/01/2019 to 12/31/2019	17.66651	22.55722	2,639
01/01/2020 to 12/31/2020	22.55722	25.30500	375
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99855	10.31667	14,557
01/01/2013 to 12/31/2013	10.31667	12.05335	44,361
01/01/2014 to 12/31/2014	12.05335	12.45104	46,801
01/01/2015 to 12/31/2015	12.45104	12.08130	46,464
01/01/2016 to 12/31/2016	12.08130	12.38336	44,161
01/01/2017 to 12/31/2017	12.38336	14.17395	57,804
01/01/2018 to 12/31/2018	14.17395	12.77230	42,428
01/01/2019 to 12/31/2019	12.77230	15.40523	44,164
01/01/2020 to 12/31/2020	15.40523	16.63013	39,755
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.88984	10.63594	1,273
01/01/2012 to 12/31/2012	10.63594	12.23483	5,168
01/01/2013 to 12/31/2013	12.23483	16.43313	5,217
01/01/2014 to 12/31/2014	16.43313	17.55182	2,399
01/01/2015 to 12/31/2015	17.55182	18.49137	2,135
01/01/2016 to 12/31/2016	18.49137	18.51571	2,074
01/01/2017 to 12/31/2017	18.51571	23.77910	2,631
01/01/2018 to 12/31/2018	23.77910	23.86296	2,112
01/01/2019 to 12/31/2019	23.86296	32.30299	1,402
01/01/2020 to 12/31/2020	32.30299	41.41062	248
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99855	10.19294	0
01/01/2013 to 12/31/2013	10.19294	13.47007	0
01/01/2014 to 12/31/2014	13.47007	14.58654	0
01/01/2015 to 12/31/2015	14.58654	14.22763	0
01/01/2016 to 12/31/2016	14.22763	15.85876	1,021
01/01/2017 to 12/31/2017	15.85876	18.28388	959
01/01/2018 to 12/31/2018	18.28388	16.13891	968
01/01/2019 to 12/31/2019	16.13891	20.50995	953
01/01/2020 to 12/31/2020	20.50995	20.93587	795
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.43545	10.90107	2,149
01/01/2012 to 12/31/2012	10.90107	12.81077	12,362
01/01/2013 to 12/31/2013	12.81077	16.63853	12,061
01/01/2014 to 12/31/2014	16.63853	18.23178	11,109
01/01/2015 to 12/31/2015	18.23178	16.89433	18,589
01/01/2016 to 12/31/2016	16.89433	16.87237	5,186
01/01/2017 to 12/31/2017	16.87237	21.06904	7,083
01/01/2018 to 12/31/2018	21.06904	19.79818	6,679
01/01/2019 to 12/31/2019	19.79818	25.31742	4,290
01/01/2020 to 12/31/2020	25.31742	33.54041	1,082

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.25415	10.78277	3,655
01/01/2012 to 12/31/2012	10.78277	12.40835	8,885
01/01/2013 to 12/31/2013	12.40835	17.31263	11,620
01/01/2014 to 12/31/2014	17.31263	19.43362	6,290
01/01/2015 to 12/31/2015	19.43362	18.01719	4,952
01/01/2016 to 12/31/2016	18.01719	20.92974	5,487
01/01/2017 to 12/31/2017	20.92974	23.40007	7,314
01/01/2018 to 12/31/2018	23.40007	19.20825	6,271
01/01/2019 to 12/31/2019	19.20825	22.83810	4,104
01/01/2020 to 12/31/2020	22.83810	22.03785	364
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.61539	10.53375	270,726
01/01/2012 to 12/31/2012	10.53375	11.42278	485,810
01/01/2013 to 12/31/2013	11.42278	12.25678	450,002
01/01/2014 to 12/31/2014	12.25678	12.73782	401,403
01/01/2015 to 12/31/2015	12.73782	12.53287	369,309
01/01/2016 to 12/31/2016	12.53287	12.99436	323,441
01/01/2017 to 12/31/2017	12.99436	14.06104	298,180
01/01/2018 to 12/31/2018	14.06104	13.42133	255,144
01/01/2019 to 12/31/2019	13.42133	15.13010	147,586
01/01/2020 to 12/31/2020	15.13010	16.21524	102,230
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01847	10.06887	0
01/01/2012 to 12/31/2012	10.06887	10.59579	10,424
01/01/2013 to 12/31/2013	10.59579	10.16961	10,395
01/01/2014 to 12/31/2014	10.16961	10.59719	11,269
01/01/2015 to 12/31/2015	10.59719	10.38389	9,710
01/01/2016 to 12/31/2016	10.38389	10.63198	9,305
01/01/2017 to 12/31/2017	10.63198	11.03886	16,955
01/01/2018 to 12/31/2018	11.03886	10.75653	16,690
01/01/2019 to 12/31/2019	10.75653	11.59915	11,529
01/01/2020 to 12/31/2020	11.59915	12.08559	10,807
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	11.52850	10.62310	110,504
01/01/2012 to 12/31/2012	10.62310	11.78553	201,862
01/01/2013 to 12/31/2013	11.78553	13.55074	253,922
01/01/2014 to 12/31/2014	13.55074	14.53817	298,038
01/01/2015 to 12/31/2015	14.53817	14.19624	474,645
01/01/2016 to 12/31/2016	14.19624	15.35626	433,015
01/01/2017 to 12/31/2017	15.35626	17.51687	771,499
01/01/2018 to 12/31/2018	17.51687	15.90156	671,707
01/01/2019 to 12/31/2019	15.90156	18.61965	465,078
01/01/2020 to 12/31/2020	18.61965	19.36518	236,428
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	10.90996	11.08995	1,901
01/01/2012 to 12/31/2012	11.08995	12.94442	6,204
01/01/2013 to 12/31/2013	12.94442	16.84217	7,753
01/01/2014 to 12/31/2014	16.84217	19.39582	8,035
01/01/2015 to 12/31/2015	19.39582	19.64317	6,962
01/01/2016 to 12/31/2016	19.64317	22.16553	4,434
01/01/2017 to 12/31/2017	22.16553	26.62467	4,048
01/01/2018 to 12/31/2018	26.62467	24.00701	3,723
01/01/2019 to 12/31/2019	24.00701	29.35759	2,597
01/01/2020 to 12/31/2020	29.35759	27.34765	2,276

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99855	8.89388	0
01/01/2012 to 12/31/2012	8.89388	9.88784	0
01/01/2013 to 12/31/2013	9.88784	11.89068	0
01/01/2014 to 12/31/2014	11.89068	12.44210	204
01/01/2015 to 12/31/2015	12.44210	12.24277	203
01/01/2016 to 12/31/2016	12.24277	12.78960	203
01/01/2017 to 12/31/2017	12.78960	14.85220	202
01/01/2018 to 12/31/2018	14.85220	13.63837	202
01/01/2019 to 12/31/2019	13.63837	16.24103	201
01/01/2020 to 12/31/2020	16.24103	17.80392	201
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.17884	10.39703	2,465
01/01/2012 to 12/31/2012	10.39703	12.26529	5,987
01/01/2013 to 12/31/2013	12.26529	16.96880	5,328
01/01/2014 to 12/31/2014	16.96880	17.49567	4,794
01/01/2015 to 12/31/2015	17.49567	17.41891	4,414
01/01/2016 to 12/31/2016	17.41891	18.43243	4,115
01/01/2017 to 12/31/2017	18.43243	23.12569	3,524
01/01/2018 to 12/31/2018	23.12569	20.25518	3,248
01/01/2019 to 12/31/2019	20.25518	27.16113	3,472
01/01/2020 to 12/31/2020	27.16113	36.07569	0
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.63958	12.29711	5,638
01/01/2012 to 12/31/2012	12.29711	13.55270	6,243
01/01/2013 to 12/31/2013	13.55270	17.99922	7,693
01/01/2014 to 12/31/2014	17.99922	18.35966	6,536
01/01/2015 to 12/31/2015	18.35966	18.18004	5,815
01/01/2016 to 12/31/2016	18.18004	20.01978	5,068
01/01/2017 to 12/31/2017	20.01978	24.37473	5,134
01/01/2018 to 12/31/2018	24.37473	21.93341	6,321
01/01/2019 to 12/31/2019	21.93341	28.04041	5,087
01/01/2020 to 12/31/2020	28.04041	40.88153	3,300
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.48713	10.61184	754
01/01/2012 to 12/31/2012	10.61184	12.31926	6,898
01/01/2013 to 12/31/2013	12.31926	16.63069	6,285
01/01/2014 to 12/31/2014	16.63069	17.20048	5,238
01/01/2015 to 12/31/2015	17.20048	16.17115	5,831
01/01/2016 to 12/31/2016	16.17115	20.52886	5,898
01/01/2017 to 12/31/2017	20.52886	21.65241	4,569
01/01/2018 to 12/31/2018	21.65241	17.63918	2,359
01/01/2019 to 12/31/2019	17.63918	21.13965	2,230
01/01/2020 to 12/31/2020	21.13965	20.94885	868
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.71167	10.73326	194,274
01/01/2012 to 12/31/2012	10.73326	11.96839	478,079
01/01/2013 to 12/31/2013	11.96839	13.73841	553,456
01/01/2014 to 12/31/2014	13.73841	14.29175	477,005
01/01/2015 to 12/31/2015	14.29175	14.04753	590,757
01/01/2016 to 12/31/2016	14.04753	14.84347	557,360
01/01/2017 to 12/31/2017	14.84347	16.83142	522,840
01/01/2018 to 12/31/2018	16.83142	15.65438	453,990
01/01/2019 to 12/31/2019	15.65438	18.58642	343,956
01/01/2020 to 12/31/2020	18.58642	20.55011	237,530

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014* to 12/31/2014	9.99855	10.50266	0
01/01/2015 to 12/31/2015	10.50266	10.47362	0
01/01/2016 to 12/31/2016	10.47362	10.85152	0
01/01/2017 to 12/31/2017	10.85152	12.83758	0
01/01/2018 to 12/31/2018	12.83758	11.64846	0
01/01/2019 to 12/31/2019	11.64846	14.27440	0
01/01/2020 to 12/31/2020	14.27440	15.94602	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.15658	10.77586	5,045
01/01/2012 to 12/31/2012	10.77586	12.44852	25,278
01/01/2013 to 12/31/2013	12.44852	17.61549	28,771
01/01/2014 to 12/31/2014	17.61549	18.75163	27,625
01/01/2015 to 12/31/2015	18.75163	20.18904	22,517
01/01/2016 to 12/31/2016	20.18904	20.37179	9,355
01/01/2017 to 12/31/2017	20.37179	27.59955	23,172
01/01/2018 to 12/31/2018	27.59955	28.16236	34,797
01/01/2019 to 12/31/2019	28.16236	35.48074	28,831
01/01/2020 to 12/31/2020	35.48074	48.73655	9,869
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.68707	10.44865	7,684
01/01/2012 to 12/31/2012	10.44865	11.64133	11,696
01/01/2013 to 12/31/2013	11.64133	15.39843	12,289
01/01/2014 to 12/31/2014	15.39843	15.36465	12,323
01/01/2015 to 12/31/2015	15.36465	14.18031	11,455
01/01/2016 to 12/31/2016	14.18031	14.78659	10,721
01/01/2017 to 12/31/2017	14.78659	16.93333	11,121
01/01/2018 to 12/31/2018	16.93333	15.02002	33,522
01/01/2019 to 12/31/2019	15.02002	18.58965	52,463
01/01/2020 to 12/31/2020	18.58965	18.64609	27,205
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.49684	9.61076	8,511
01/01/2012 to 12/31/2012	9.61076	9.78378	11,606
01/01/2013 to 12/31/2013	9.78378	11.09103	9,649
01/01/2014 to 12/31/2014	11.09103	9.98573	9,002
01/01/2015 to 12/31/2015	9.98573	7.92203	10,772
01/01/2016 to 12/31/2016	7.92203	9.69968	8,437
01/01/2017 to 12/31/2017	9.69968	10.51259	8,787
01/01/2018 to 12/31/2018	10.51259	8.60772	7,944
01/01/2019 to 12/31/2019	8.60772	9.88347	8,140
01/01/2020 to 12/31/2020	9.88347	9.49470	5,925
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.52183	10.92973	1,469
01/01/2012 to 12/31/2012	10.92973	12.71518	9,263
01/01/2013 to 12/31/2013	12.71518	16.54223	7,359
01/01/2014 to 12/31/2014	16.54223	18.68576	5,413
01/01/2015 to 12/31/2015	18.68576	17.14548	6,415
01/01/2016 to 12/31/2016	17.14548	19.20369	5,413
01/01/2017 to 12/31/2017	19.20369	22.36493	4,301
01/01/2018 to 12/31/2018	22.36493	18.34033	1,760
01/01/2019 to 12/31/2019	18.34033	21.46927	1,250
01/01/2020 to 12/31/2020	21.46927	19.86744	508

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	9.99855	8.83142	51,400
01/01/2012 to 12/31/2012	8.83142	9.63179	9,702
01/01/2013 to 12/31/2013	9.63179	11.40350	17,445
01/01/2014 to 12/31/2014	11.40350	11.82063	33,453
01/01/2015 to 12/31/2015	11.82063	11.54028	61,961
01/01/2016 to 12/31/2016	11.54028	12.07860	39,279
01/01/2017 to 12/31/2017	12.07860	13.48095	34,940
01/01/2018 to 12/31/2018	13.48095	12.58187	27,573
01/01/2019 to 12/31/2019	12.58187	14.90249	23,142
01/01/2020 to 12/31/2020	14.90249	15.61667	10,757
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.41878	10.85342	21,871
01/01/2012 to 12/31/2012	10.85342	11.50067	55,522
01/01/2013 to 12/31/2013	11.50067	11.13076	39,746
01/01/2014 to 12/31/2014	11.13076	11.72299	42,028
01/01/2015 to 12/31/2015	11.72299	11.66021	31,627
01/01/2016 to 12/31/2016	11.66021	12.04654	58,324
01/01/2017 to 12/31/2017	12.04654	12.58291	56,238
01/01/2018 to 12/31/2018	12.58291	12.08161	98,740
01/01/2019 to 12/31/2019	12.08161	13.33032	103,035
01/01/2020 to 12/31/2020	13.33032	14.15901	66,734
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	9.99855	10.38171	0
01/01/2013 to 12/31/2013	10.38171	9.37029	0
01/01/2014 to 12/31/2014	9.37029	9.33099	648
01/01/2015 to 12/31/2015	9.33099	8.88492	248
01/01/2016 to 12/31/2016	8.88492	9.65562	248
01/01/2017 to 12/31/2017	9.65562	10.36956	248
01/01/2018 to 12/31/2018	10.36956	9.50791	248
01/01/2019 to 12/31/2019	9.50791	10.72872	0
01/01/2020 to 12/31/2020	10.72872	11.32592	0
PSF Small Capitalization Stock Portfolio
04/30/2018* to 12/31/2018	9.90732	8.80145	0
01/01/2019 to 12/31/2019	8.80145	10.58608	0
01/01/2020 to 12/31/2020	10.58608	11.54409	0
PSF Stock Index Portfolio
04/30/2018* to 12/31/2018	9.91801	9.38993	0
01/01/2019 to 12/31/2019	9.38993	12.09239	0
01/01/2020 to 12/31/2020	12.09239	14.02841	0
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II - Cliff M&E (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/19/2019 to 12/31/2019	13.29187	14.04247	464,848
01/01/2020 to 12/31/2020	14.04247	14.35676	437,410
AST Advanced Strategies Portfolio
03/19/2019 to 12/31/2019	17.10918	18.69395	1,564,026
01/01/2020 to 12/31/2020	18.69395	20.29742	1,402,355
AST AllianzGI World Trends Portfolio
03/19/2019 to 12/31/2019	14.23421	15.36938	1,375,743
01/01/2020 to 12/31/2020	15.36938	17.20308	1,239,044
AST Balanced Asset Allocation Portfolio
03/19/2019 to 12/31/2019	16.26892	17.56017	1,583,047
01/01/2020 to 12/31/2020	17.56017	19.25373	1,510,744
AST BlackRock Global Strategies Portfolio
03/19/2019 to 12/31/2019	12.47595	13.29333	668,334
01/01/2020 to 12/31/2020	13.29333	13.65865	588,683
AST BlackRock Low Duration Bond Portfolio
03/19/2019 to 12/31/2019	9.56254	9.71997	58,062
01/01/2020 to 12/31/2020	9.71997	9.77963	47,831
AST BlackRock/Loomis Sayles Bond Portfolio
03/19/2019 to 12/31/2019	11.04961	11.62229	73,124
01/01/2020 to 12/31/2020	11.62229	12.24117	72,309
AST Bond Portfolio 2021
03/19/2019 to 12/31/2019	12.62921	12.93078	154,231
01/01/2020 to 12/31/2020	12.93078	13.08467	583,231
AST Bond Portfolio 2022
03/19/2019 to 12/31/2019	11.76093	12.12452	78,393
01/01/2020 to 12/31/2020	12.12452	12.48974	105,842
AST Bond Portfolio 2023
03/19/2019 to 12/31/2019	10.02217	10.38676	3,634
01/01/2020 to 12/31/2020	10.38676	10.87944	2,899
AST Bond Portfolio 2024
03/19/2019 to 12/31/2019	9.73740	10.20371	96,264
01/01/2020 to 12/31/2020	10.20371	10.87626	22,282
AST Bond Portfolio 2025
03/19/2019 to 12/31/2019	11.17485	11.78307	33,065
01/01/2020 to 12/31/2020	11.78307	12.87092	3,902
AST Bond Portfolio 2026
03/19/2019 to 12/31/2019	9.83221	10.46638	594,538
01/01/2020 to 12/31/2020	10.46638	11.36387	86,997
AST Bond Portfolio 2027
03/19/2019 to 12/31/2019	9.77831	10.45627	217,881
01/01/2020 to 12/31/2020	10.45627	11.47519	124,519
AST Bond Portfolio 2028
03/19/2019 to 12/31/2019	9.78510	10.54486	98,842
01/01/2020 to 12/31/2020	10.54486	11.86333	0
AST Bond Portfolio 2029
03/19/2019 to 12/31/2019	9.80794	10.63309	299,599
01/01/2020 to 12/31/2020	10.63309	12.13049	0
AST Bond Portfolio 2030
03/19/2019 to 12/31/2019	10.28782	11.22275	79,860
01/01/2020 to 12/31/2020	11.22275	12.60735	356,649

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99895	11.10501	552,657
AST Capital Growth Asset Allocation Portfolio
03/19/2019 to 12/31/2019	17.73130	19.28247	1,962,744
01/01/2020 to 12/31/2020	19.28247	21.45461	1,756,602
AST ClearBridge Dividend Growth Portfolio
03/19/2019 to 12/31/2019	16.85934	19.29017	33,990
01/01/2020 to 12/31/2020	19.29017	19.81813	35,888
AST Cohen & Steers Global Realty Portfolio
03/19/2019 to 12/31/2019	17.00957	18.54223	3,802
01/01/2020 to 12/31/2020	18.54223	17.65400	1,498
AST Cohen & Steers Realty Portfolio
03/19/2019 to 12/31/2019	21.19227	24.03292	14,863
01/01/2020 to 12/31/2020	24.03292	22.90735	10,936
AST Emerging Markets Equity Portfolio
03/19/2019 to 12/31/2019	9.89516	10.17036	14,895
01/01/2020 to 12/31/2020	10.17036	10.38230	16,487
AST Fidelity Institutional AM® Quantitative Portfolio
03/19/2019 to 12/31/2019	14.91120	16.23881	898,806
01/01/2020 to 12/31/2020	16.23881	17.32582	846,425
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99948	10.06418	21,928
AST Goldman Sachs Multi-Asset Portfolio
03/19/2019 to 12/31/2019	13.34317	14.24339	899,504
01/01/2020 to 12/31/2020	14.24339	15.22569	826,013
AST Goldman Sachs Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	21.86958	23.43332	17,824
01/01/2020 to 12/31/2020	23.43332	23.54821	23,164
AST Government Money Market Portfolio
03/19/2019 to 12/31/2019	8.58809	8.56794	3,827
01/01/2020 to 12/31/2020	8.56794	8.42399	9,831
AST High Yield Portfolio
03/19/2019 to 12/31/2019	14.89903	15.81572	29,633
01/01/2020 to 12/31/2020	15.81572	15.92429	28,019
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	21.42497	23.32541	28,457
01/01/2020 to 12/31/2020	23.32541	22.94414	23,979
AST International Growth Portfolio
03/19/2019 to 12/31/2019	15.13488	17.19477	5,100
01/01/2020 to 12/31/2020	17.19477	22.15148	12,360
AST International Value Portfolio
03/19/2019 to 12/31/2019	12.11177	12.95687	6,550
01/01/2020 to 12/31/2020	12.95687	12.63369	5,224
AST Investment Grade Bond Portfolio
03/19/2019 to 12/31/2019	10.43465	11.12060	126,657
01/01/2020 to 12/31/2020	11.12060	12.70581	65,472
AST J.P. Morgan Global Thematic Portfolio
03/19/2019 to 12/31/2019	15.92113	17.22240	492,950
01/01/2020 to 12/31/2020	17.22240	19.11864	443,665
AST J.P. Morgan International Equity Portfolio
03/19/2019 to 12/31/2019	12.83005	14.34080	21,385
01/01/2020 to 12/31/2020	14.34080	15.90848	20,824
AST J.P. Morgan Strategic Opportunities Portfolio
03/19/2019 to 12/31/2019	13.76720	14.63843	368,368
01/01/2020 to 12/31/2020	14.63843	15.99059	329,379

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	27.19155	30.37627	6,063
01/01/2020 to 12/31/2020	30.37627	45.90261	5,385
AST Loomis Sayles Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	28.12756	31.66749	10,527
01/01/2020 to 12/31/2020	31.66749	40.88043	6,963
AST MFS Global Equity Portfolio
03/19/2019 to 12/31/2019	19.89426	22.22222	17,366
01/01/2020 to 12/31/2020	22.22222	24.89123	8,448
AST MFS Growth Allocation Portfolio
03/19/2019 to 12/31/2019	13.76198	15.22538	407,174
01/01/2020 to 12/31/2020	15.22538	16.41092	385,012
AST MFS Growth Portfolio
03/19/2019 to 12/31/2019	27.36953	31.82341	7,300
01/01/2020 to 12/31/2020	31.82341	40.73364	6,639
AST MFS Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	17.97114	20.28059	6,437
01/01/2020 to 12/31/2020	20.28059	20.67010	14,213
AST Mid-Cap Growth Portfolio
03/19/2019 to 12/31/2019	22.71067	24.94126	32,213
01/01/2020 to 12/31/2020	24.94126	32.99176	25,361
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	21.57853	22.49821	9,537
01/01/2020 to 12/31/2020	22.49821	21.67682	7,303
AST Preservation Asset Allocation Portfolio
03/19/2019 to 12/31/2019	14.00085	14.90552	1,161,213
01/01/2020 to 12/31/2020	14.90552	15.95021	1,098,579
AST Prudential Core Bond Portfolio
03/19/2019 to 12/31/2019	10.82155	11.45521	31,109
01/01/2020 to 12/31/2020	11.45521	11.91734	4,533
AST Prudential Growth Allocation Portfolio
03/19/2019 to 12/31/2019	17.11338	18.34307	2,480,964
01/01/2020 to 12/31/2020	18.34307	19.04851	2,147,896
AST QMA US Equity Alpha Portfolio
03/19/2019 to 12/31/2019	26.44991	28.92119	6,844
01/01/2020 to 12/31/2020	28.92119	26.89988	4,048
AST Quantitative Modeling Portfolio
03/19/2019 to 12/31/2019	14.76573	16.02711	5,778
01/01/2020 to 12/31/2020	16.02711	17.54260	1,774
AST Small-Cap Growth Opportunities Portfolio
03/19/2019 to 12/31/2019	24.27069	26.75703	6,096
01/01/2020 to 12/31/2020	26.75703	35.48488	4,453
AST Small-Cap Growth Portfolio
03/19/2019 to 12/31/2019	26.20943	27.62375	12,084
01/01/2020 to 12/31/2020	27.62375	40.21255	8,042
AST Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	19.66835	20.82601	7,389
01/01/2020 to 12/31/2020	20.82601	20.60660	1,203
AST T. Rowe Price Asset Allocation Portfolio
03/19/2019 to 12/31/2019	16.79166	18.31077	3,184,589
01/01/2020 to 12/31/2020	18.31077	20.21437	2,778,888
AST T. Rowe Price Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	31.84013	34.95341	27,933
01/01/2020 to 12/31/2020	34.95341	47.93904	18,410

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	16.49712	18.31332	27,928
01/01/2020 to 12/31/2020	18.31332	18.34095	30,804
AST T. Rowe Price Natural Resources Portfolio
03/19/2019 to 12/31/2019	9.52044	9.73676	13,661
01/01/2020 to 12/31/2020	9.73676	9.33955	11,737
AST WEDGE Capital Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	20.19908	21.15050	6,517
01/01/2020 to 12/31/2020	21.15050	19.54254	7,436
AST Wellington Management Hedged Equity Portfolio
03/19/2019 to 12/31/2019	13.49011	14.70649	962,993
01/01/2020 to 12/31/2020	14.70649	15.38780	885,616
AST Western Asset Core Plus Bond Portfolio
03/19/2019 to 12/31/2019	12.24153	13.13249	88,480
01/01/2020 to 12/31/2020	13.13249	13.92758	77,628
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV (2.15%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.77691	10.26518	33,960
01/01/2012 to 12/31/2012	10.26518	11.30635	41,027
01/01/2013 to 12/31/2013	11.30635	12.16672	42,309
01/01/2014 to 12/31/2014	12.16672	12.35971	40,207
01/01/2015 to 12/31/2015	12.35971	11.70468	32,704
01/01/2016 to 12/31/2016	11.70468	12.17929	14,103
01/01/2017 to 12/31/2017	12.17929	13.41803	13,575
01/01/2018 to 12/31/2018	13.41803	12.05997	11,319
01/01/2019 to 12/31/2019	12.05997	13.69535	7,248
01/01/2020 to 12/31/2020	13.69535	13.96632	2,349
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.88255	10.66087	23,701
01/01/2012 to 12/31/2012	10.66087	11.85511	44,620
01/01/2013 to 12/31/2013	11.85511	13.52094	47,975
01/01/2014 to 12/31/2014	13.52094	14.03839	42,765
01/01/2015 to 12/31/2015	14.03839	13.84685	36,710
01/01/2016 to 12/31/2016	13.84685	14.51275	31,122
01/01/2017 to 12/31/2017	14.51275	16.60538	29,821
01/01/2018 to 12/31/2018	16.60538	15.29005	24,866
01/01/2019 to 12/31/2019	15.29005	18.23183	15,943
01/01/2020 to 12/31/2020	18.23183	19.74512	7,808
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	10.76898	10.34642	15,869
01/01/2012 to 12/31/2012	10.34642	11.16466	25,982
01/01/2013 to 12/31/2013	11.16466	12.28361	25,857
01/01/2014 to 12/31/2014	12.28361	12.63732	18,752
01/01/2015 to 12/31/2015	12.63732	12.34513	30,926
01/01/2016 to 12/31/2016	12.34513	12.66201	29,552
01/01/2017 to 12/31/2017	12.66201	14.40192	28,830
01/01/2018 to 12/31/2018	14.40192	12.97700	24,532
01/01/2019 to 12/31/2019	12.97700	14.98980	14,048
01/01/2020 to 12/31/2020	14.98980	16.73540	9,628
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.73529	10.37714	65,338
01/01/2012 to 12/31/2012	10.37714	11.42035	101,566
01/01/2013 to 12/31/2013	11.42035	13.14696	103,050
01/01/2014 to 12/31/2014	13.14696	13.70336	93,217
01/01/2015 to 12/31/2015	13.70336	13.47257	87,590
01/01/2016 to 12/31/2016	13.47257	14.01393	81,843
01/01/2017 to 12/31/2017	14.01393	15.75760	77,345
01/01/2018 to 12/31/2018	15.75760	14.65624	62,228
01/01/2019 to 12/31/2019	14.65624	17.12583	46,922
01/01/2020 to 12/31/2020	17.12583	18.72979	21,245

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99821	9.13559	8,230
01/01/2012 to 12/31/2012	9.13559	10.00229	30,700
01/01/2013 to 12/31/2013	10.00229	10.84949	34,301
01/01/2014 to 12/31/2014	10.84949	11.13593	34,529
01/01/2015 to 12/31/2015	11.13593	10.56951	33,914
01/01/2016 to 12/31/2016	10.56951	11.06264	10,803
01/01/2017 to 12/31/2017	11.06264	12.19072	12,443
01/01/2018 to 12/31/2018	12.19072	11.29756	12,236
01/01/2019 to 12/31/2019	11.29756	13.00270	10,252
01/01/2020 to 12/31/2020	13.00270	13.32592	4,813
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	10.06524	10.07064	18,241
01/01/2012 to 12/31/2012	10.07064	10.31656	18,703
01/01/2013 to 12/31/2013	10.31656	9.87539	16,372
01/01/2014 to 12/31/2014	9.87539	9.65361	15,145
01/01/2015 to 12/31/2015	9.65361	9.49166	12,350
01/01/2016 to 12/31/2016	9.49166	9.44051	9,925
01/01/2017 to 12/31/2017	9.44051	9.39580	13,233
01/01/2018 to 12/31/2018	9.39580	9.26127	6,198
01/01/2019 to 12/31/2019	9.26127	9.48106	7,461
01/01/2020 to 12/31/2020	9.48106	9.51514	4,943
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	10.33749	10.43711	32,939
01/01/2012 to 12/31/2012	10.43711	11.16439	61,822
01/01/2013 to 12/31/2013	11.16439	10.72367	79,727
01/01/2014 to 12/31/2014	10.72367	10.93718	67,138
01/01/2015 to 12/31/2015	10.93718	10.47646	60,006
01/01/2016 to 12/31/2016	10.47646	10.68518	65,990
01/01/2017 to 12/31/2017	10.68518	10.91214	65,012
01/01/2018 to 12/31/2018	10.91214	10.60572	60,743
01/01/2019 to 12/31/2019	10.60572	11.33512	55,088
01/01/2020 to 12/31/2020	11.33512	11.90831	29,963
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.81582	10.32683	9,464
01/01/2012 to 12/31/2012	10.32683	11.49108	67,619
01/01/2013 to 12/31/2013	11.49108	13.79435	61,281
01/01/2014 to 12/31/2014	13.79435	14.44190	58,348
01/01/2015 to 12/31/2015	14.44190	14.20676	58,062
01/01/2016 to 12/31/2016	14.20676	14.85242	55,292
01/01/2017 to 12/31/2017	14.85242	17.13419	54,774
01/01/2018 to 12/31/2018	17.13419	15.72146	20,705
01/01/2019 to 12/31/2019	15.72146	18.80596	8,772
01/01/2020 to 12/31/2020	18.80596	20.87106	8,380
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99821	11.61237	0
01/01/2014 to 12/31/2014	11.61237	12.90918	4,004
01/01/2015 to 12/31/2015	12.90918	12.18049	3,302
01/01/2016 to 12/31/2016	12.18049	13.69453	3,368
01/01/2017 to 12/31/2017	13.69453	15.86715	2,637
01/01/2018 to 12/31/2018	15.86715	14.78437	2,513
01/01/2019 to 12/31/2019	14.78437	18.95576	2,222
01/01/2020 to 12/31/2020	18.95576	19.42492	2,292

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	11.52688	10.71105	24
01/01/2012 to 12/31/2012	10.71105	13.28970	3,622
01/01/2013 to 12/31/2013	13.28970	13.56937	4,906
01/01/2014 to 12/31/2014	13.56937	15.12643	180
01/01/2015 to 12/31/2015	15.12643	14.78798	179
01/01/2016 to 12/31/2016	14.78798	14.60045	180
01/01/2017 to 12/31/2017	14.60045	15.84272	181
01/01/2018 to 12/31/2018	15.84272	14.77024	173
01/01/2019 to 12/31/2019	14.77024	18.08412	153
01/01/2020 to 12/31/2020	18.08412	17.17399	134
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	11.76700	12.27331	1,698
01/01/2012 to 12/31/2012	12.27331	13.85220	3,794
01/01/2013 to 12/31/2013	13.85220	13.97911	5,032
01/01/2014 to 12/31/2014	13.97911	17.90735	4,163
01/01/2015 to 12/31/2015	17.90735	18.37116	6,231
01/01/2016 to 12/31/2016	18.37116	18.84280	6,734
01/01/2017 to 12/31/2017	18.84280	19.59045	4,108
01/01/2018 to 12/31/2018	19.59045	18.25558	3,960
01/01/2019 to 12/31/2019	18.25558	23.43955	3,386
01/01/2020 to 12/31/2020	23.43955	22.28490	1,529
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.65729	9.09457	540
01/01/2012 to 12/31/2012	9.09457	10.49422	3,376
01/01/2013 to 12/31/2013	10.49422	10.29148	5,025
01/01/2014 to 12/31/2014	10.29148	9.59859	5,187
01/01/2015 to 12/31/2015	9.59859	7.82112	6,018
01/01/2016 to 12/31/2016	7.82112	8.59942	7,858
01/01/2017 to 12/31/2017	8.59942	10.63475	7,305
01/01/2018 to 12/31/2018	10.63475	8.94325	7,838
01/01/2019 to 12/31/2019	8.94325	9.91914	7,453
01/01/2020 to 12/31/2020	9.91914	10.09995	6,547
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	10.99750	10.59953	71,546
01/01/2012 to 12/31/2012	10.59953	11.47432	112,590
01/01/2013 to 12/31/2013	11.47432	12.88499	107,853
01/01/2014 to 12/31/2014	12.88499	13.00531	95,314
01/01/2015 to 12/31/2015	13.00531	12.85179	106,801
01/01/2016 to 12/31/2016	12.85179	13.11093	86,969
01/01/2017 to 12/31/2017	13.11093	14.94320	76,801
01/01/2018 to 12/31/2018	14.94320	13.48781	64,073
01/01/2019 to 12/31/2019	13.48781	15.83746	46,487
01/01/2020 to 12/31/2020	15.83746	16.85434	16,874
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99941	10.06075	7,047

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.68489	10.40258	3,361
01/01/2012 to 12/31/2012	10.40258	11.20961	3,391
01/01/2013 to 12/31/2013	11.20961	12.04591	3,339
01/01/2014 to 12/31/2014	12.04591	12.26323	3,274
01/01/2015 to 12/31/2015	12.26323	11.89052	3,111
01/01/2016 to 12/31/2016	11.89052	12.24703	2,970
01/01/2017 to 12/31/2017	12.24703	13.45657	2,611
01/01/2018 to 12/31/2018	13.45657	12.23654	2,353
01/01/2019 to 12/31/2019	12.23654	13.89193	1,544
01/01/2020 to 12/31/2020	13.89193	14.81212	0
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.47291	11.37278	1,639
01/01/2012 to 12/31/2012	11.37278	12.87387	3,041
01/01/2013 to 12/31/2013	12.87387	17.48643	2,655
01/01/2014 to 12/31/2014	17.48643	18.34207	930
01/01/2015 to 12/31/2015	18.34207	16.96158	1,120
01/01/2016 to 12/31/2016	16.96158	20.63316	1,006
01/01/2017 to 12/31/2017	20.63316	22.65158	1,014
01/01/2018 to 12/31/2018	22.65158	19.04482	1,303
01/01/2019 to 12/31/2019	19.04482	22.85373	1,128
01/01/2020 to 12/31/2020	22.85373	22.90724	165
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.82805	9.61919	1,332
01/01/2012 to 12/31/2012	9.61919	9.41308	0
01/01/2013 to 12/31/2013	9.41308	9.21068	0
01/01/2014 to 12/31/2014	9.21068	9.01260	0
01/01/2015 to 12/31/2015	9.01260	8.81875	0
01/01/2016 to 12/31/2016	8.81875	8.62972	0
01/01/2017 to 12/31/2017	8.62972	8.47354	0
01/01/2018 to 12/31/2018	8.47354	8.39821	0
01/01/2019 to 12/31/2019	8.39821	8.35674	0
01/01/2020 to 12/31/2020	8.35674	8.19544	0
AST High Yield Portfolio
01/01/2011 to 12/31/2011	10.74637	10.84929	4,451
01/01/2012 to 12/31/2012	10.84929	12.08858	9,069
01/01/2013 to 12/31/2013	12.08858	12.67807	9,225
01/01/2014 to 12/31/2014	12.67807	12.72290	9,258
01/01/2015 to 12/31/2015	12.72290	12.00573	9,208
01/01/2016 to 12/31/2016	12.00573	13.55690	8,596
01/01/2017 to 12/31/2017	13.55690	14.25737	11,690
01/01/2018 to 12/31/2018	14.25737	13.67210	11,361
01/01/2019 to 12/31/2019	13.67210	15.42508	10,447
01/01/2020 to 12/31/2020	15.42508	15.49133	4,370
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.60265	9.94093	13
01/01/2012 to 12/31/2012	9.94093	11.36943	169
01/01/2013 to 12/31/2013	11.36943	15.55961	138
01/01/2014 to 12/31/2014	15.55961	17.31807	121
01/01/2015 to 12/31/2015	17.31807	15.61779	118
01/01/2016 to 12/31/2016	15.61779	18.32198	110
01/01/2017 to 12/31/2017	18.32198	21.37030	1,126
01/01/2018 to 12/31/2018	21.37030	17.94921	1,130
01/01/2019 to 12/31/2019	17.94921	22.74864	1,092
01/01/2020 to 12/31/2020	22.74864	22.31986	1,129

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2011 to 12/31/2011	11.23996	9.57716	860
01/01/2012 to 12/31/2012	9.57716	11.27953	1,128
01/01/2013 to 12/31/2013	11.27953	13.14034	1,076
01/01/2014 to 12/31/2014	13.14034	12.14739	1,194
01/01/2015 to 12/31/2015	12.14739	12.26035	989
01/01/2016 to 12/31/2016	12.26035	11.54411	1,064
01/01/2017 to 12/31/2017	11.54411	15.29858	2,344
01/01/2018 to 12/31/2018	15.29858	12.97234	2,501
01/01/2019 to 12/31/2019	12.97234	16.76961	2,237
01/01/2020 to 12/31/2020	16.76961	21.54868	1,236
AST International Value Portfolio
01/01/2011 to 12/31/2011	10.77933	9.22411	720
01/01/2012 to 12/31/2012	9.22411	10.53073	1,793
01/01/2013 to 12/31/2013	10.53073	12.31033	2,938
01/01/2014 to 12/31/2014	12.31033	11.23806	3,191
01/01/2015 to 12/31/2015	11.23806	11.08635	2,996
01/01/2016 to 12/31/2016	11.08635	10.91151	3,192
01/01/2017 to 12/31/2017	10.91151	13.11345	4,545
01/01/2018 to 12/31/2018	13.11345	10.75955	4,961
01/01/2019 to 12/31/2019	10.75955	12.63625	4,938
01/01/2020 to 12/31/2020	12.63625	12.28967	3,971
AST Investment Grade Bond Portfolio
01/01/2011 to 12/31/2011	10.58415	11.64591	99,914
01/01/2012 to 12/31/2012	11.64591	12.46651	35,478
01/01/2013 to 12/31/2013	12.46651	11.81025	17,063
01/01/2014 to 12/31/2014	11.81025	12.33407	21,139
01/01/2015 to 12/31/2015	12.33407	12.21051	47,321
01/01/2016 to 12/31/2016	12.21051	12.45101	63,601
01/01/2017 to 12/31/2017	12.45101	12.70944	46,700
01/01/2018 to 12/31/2018	12.70944	12.40161	110,261
01/01/2019 to 12/31/2019	12.40161	13.49785	14,103
01/01/2020 to 12/31/2020	13.49785	15.38262	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.85561	10.56202	1,549
01/01/2012 to 12/31/2012	10.56202	11.73841	5,377
01/01/2013 to 12/31/2013	11.73841	13.35620	5,990
01/01/2014 to 12/31/2014	13.35620	13.90077	5,011
01/01/2015 to 12/31/2015	13.90077	13.45952	4,578
01/01/2016 to 12/31/2016	13.45952	13.85792	4,794
01/01/2017 to 12/31/2017	13.85792	15.86011	5,289
01/01/2018 to 12/31/2018	15.86011	14.37343	4,524
01/01/2019 to 12/31/2019	14.37343	16.79713	2,864
01/01/2020 to 12/31/2020	16.79713	18.59911	2,691
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.54174	9.37150	1,084
01/01/2012 to 12/31/2012	9.37150	11.17875	1,083
01/01/2013 to 12/31/2013	11.17875	12.61883	999
01/01/2014 to 12/31/2014	12.61883	11.56154	1,069
01/01/2015 to 12/31/2015	11.56154	10.99675	1,050
01/01/2016 to 12/31/2016	10.99675	10.96881	1,084
01/01/2017 to 12/31/2017	10.96881	13.91438	962
01/01/2018 to 12/31/2018	13.91438	11.23537	1,046
01/01/2019 to 12/31/2019	11.23537	13.98681	52
01/01/2020 to 12/31/2020	13.98681	15.47624	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.57174	10.36895	8,634
01/01/2012 to 12/31/2012	10.36895	11.23332	10,235
01/01/2013 to 12/31/2013	11.23332	12.20458	9,357
01/01/2014 to 12/31/2014	12.20458	12.59292	6,405
01/01/2015 to 12/31/2015	12.59292	12.29973	6,117
01/01/2016 to 12/31/2016	12.29973	12.49783	5,190
01/01/2017 to 12/31/2017	12.49783	13.71484	5,253
01/01/2018 to 12/31/2018	13.71484	12.73062	4,810
01/01/2019 to 12/31/2019	12.73062	14.27682	3,919
01/01/2020 to 12/31/2020	14.27682	15.55577	3,021
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.76026	10.59897	341
01/01/2012 to 12/31/2012	10.59897	11.94582	650
01/01/2013 to 12/31/2013	11.94582	15.95494	579
01/01/2014 to 12/31/2014	15.95494	17.09580	531
01/01/2015 to 12/31/2015	17.09580	18.50726	479
01/01/2016 to 12/31/2016	18.50726	17.84505	473
01/01/2017 to 12/31/2017	17.84505	23.71936	394
01/01/2018 to 12/31/2018	23.71936	22.83270	638
01/01/2019 to 12/31/2019	22.83270	29.62596	327
01/01/2020 to 12/31/2020	29.62596	44.65492	74
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.28865	10.94541	439
01/01/2012 to 12/31/2012	10.94541	12.02352	587
01/01/2013 to 12/31/2013	12.02352	16.07255	733
01/01/2014 to 12/31/2014	16.07255	17.39250	3,415
01/01/2015 to 12/31/2015	17.39250	18.73280	392
01/01/2016 to 12/31/2016	18.73280	19.35320	379
01/01/2017 to 12/31/2017	19.35320	25.18606	323
01/01/2018 to 12/31/2018	25.18606	23.97927	290
01/01/2019 to 12/31/2019	23.97927	30.88557	266
01/01/2020 to 12/31/2020	30.88557	39.76955	169
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.87856	10.31155	25
01/01/2012 to 12/31/2012	10.31155	12.41801	24
01/01/2013 to 12/31/2013	12.41801	15.50888	23
01/01/2014 to 12/31/2014	15.50888	15.72646	23
01/01/2015 to 12/31/2015	15.72646	15.16288	24
01/01/2016 to 12/31/2016	15.16288	15.89295	1,402
01/01/2017 to 12/31/2017	15.89295	19.25990	23
01/01/2018 to 12/31/2018	19.25990	17.04335	23
01/01/2019 to 12/31/2019	17.04335	21.67299	22
01/01/2020 to 12/31/2020	21.67299	24.21410	0
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99822	10.28812	8,798
01/01/2013 to 12/31/2013	10.28812	11.97118	10,150
01/01/2014 to 12/31/2014	11.97118	12.31571	9,161
01/01/2015 to 12/31/2015	12.31571	11.90126	9,584
01/01/2016 to 12/31/2016	11.90126	12.14926	7,707
01/01/2017 to 12/31/2017	12.14926	13.84950	7,754
01/01/2018 to 12/31/2018	13.84950	12.42880	2,550
01/01/2019 to 12/31/2019	12.42880	14.92996	1,779
01/01/2020 to 12/31/2020	14.92996	16.05135	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.85427	10.55815	24
01/01/2012 to 12/31/2012	10.55815	12.09583	276
01/01/2013 to 12/31/2013	12.09583	16.18042	231
01/01/2014 to 12/31/2014	16.18042	17.21163	338
01/01/2015 to 12/31/2015	17.21163	18.05908	3,359
01/01/2016 to 12/31/2016	18.05908	18.00947	3,234
01/01/2017 to 12/31/2017	18.00947	23.03522	3,686
01/01/2018 to 12/31/2018	23.03522	23.02189	3,478
01/01/2019 to 12/31/2019	23.02189	31.03763	2,787
01/01/2020 to 12/31/2020	31.03763	39.62666	2,273
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99822	10.17752	0
01/01/2013 to 12/31/2013	10.17752	13.39500	0
01/01/2014 to 12/31/2014	13.39500	14.44620	0
01/01/2015 to 12/31/2015	14.44620	14.03334	0
01/01/2016 to 12/31/2016	14.03334	15.57875	3,489
01/01/2017 to 12/31/2017	15.57875	17.88822	0
01/01/2018 to 12/31/2018	17.88822	15.72498	0
01/01/2019 to 12/31/2019	15.72498	19.90261	0
01/01/2020 to 12/31/2020	19.90261	20.23314	0
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.39805	10.82130	1,298
01/01/2012 to 12/31/2012	10.82130	12.66509	4,379
01/01/2013 to 12/31/2013	12.66509	16.38245	3,802
01/01/2014 to 12/31/2014	16.38245	17.87799	2,189
01/01/2015 to 12/31/2015	17.87799	16.49901	3,475
01/01/2016 to 12/31/2016	16.49901	16.41064	4,406
01/01/2017 to 12/31/2017	16.41064	20.40932	3,230
01/01/2018 to 12/31/2018	20.40932	19.09976	2,915
01/01/2019 to 12/31/2019	19.09976	24.32494	2,756
01/01/2020 to 12/31/2020	24.32494	32.09440	1,240
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.21717	10.70359	1,141
01/01/2012 to 12/31/2012	10.70359	12.26702	1,330
01/01/2013 to 12/31/2013	12.26702	17.04575	1,722
01/01/2014 to 12/31/2014	17.04575	19.05619	772
01/01/2015 to 12/31/2015	19.05619	17.59543	443
01/01/2016 to 12/31/2016	17.59543	20.35683	1,161
01/01/2017 to 12/31/2017	20.35683	22.66722	480
01/01/2018 to 12/31/2018	22.66722	18.53043	334
01/01/2019 to 12/31/2019	18.53043	21.94253	126
01/01/2020 to 12/31/2020	21.94253	21.08747	0
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.58066	10.45671	144,285
01/01/2012 to 12/31/2012	10.45671	11.29302	154,091
01/01/2013 to 12/31/2013	11.29302	12.06818	144,853
01/01/2014 to 12/31/2014	12.06818	12.49073	133,030
01/01/2015 to 12/31/2015	12.49073	12.23976	81,899
01/01/2016 to 12/31/2016	12.23976	12.63896	75,770
01/01/2017 to 12/31/2017	12.63896	13.62084	71,036
01/01/2018 to 12/31/2018	13.62084	12.94796	67,249
01/01/2019 to 12/31/2019	12.94796	14.53711	26,845
01/01/2020 to 12/31/2020	14.53711	15.51636	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01813	10.06185	3,193
01/01/2012 to 12/31/2012	10.06185	10.54515	3,248
01/01/2013 to 12/31/2013	10.54515	10.07983	3,384
01/01/2014 to 12/31/2014	10.07983	10.46093	3,119
01/01/2015 to 12/31/2015	10.46093	10.20855	4,845
01/01/2016 to 12/31/2016	10.20855	10.41006	4,244
01/01/2017 to 12/31/2017	10.41006	10.76453	4,035
01/01/2018 to 12/31/2018	10.76453	10.44621	3,722
01/01/2019 to 12/31/2019	10.44621	11.21880	4,170
01/01/2020 to 12/31/2020	11.21880	11.64172	0
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	11.49069	10.54529	13,742
01/01/2012 to 12/31/2012	10.54529	11.65139	38,728
01/01/2013 to 12/31/2013	11.65139	13.34208	43,047
01/01/2014 to 12/31/2014	13.34208	14.25597	41,214
01/01/2015 to 12/31/2015	14.25597	13.86404	75,359
01/01/2016 to 12/31/2016	13.86404	14.93617	69,520
01/01/2017 to 12/31/2017	14.93617	16.96853	95,453
01/01/2018 to 12/31/2018	16.96853	15.34067	35,698
01/01/2019 to 12/31/2019	15.34067	17.88974	11,839
01/01/2020 to 12/31/2020	17.88974	18.53027	5,667
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	10.87426	11.00879	20
01/01/2012 to 12/31/2012	11.00879	12.79735	2,580
01/01/2013 to 12/31/2013	12.79735	16.58305	2,861
01/01/2014 to 12/31/2014	16.58305	19.01976	2,728
01/01/2015 to 12/31/2015	19.01976	19.18394	9
01/01/2016 to 12/31/2016	19.18394	21.55945	9
01/01/2017 to 12/31/2017	21.55945	25.79167	9
01/01/2018 to 12/31/2018	25.79167	23.16062	9
01/01/2019 to 12/31/2019	23.16062	28.20728	9
01/01/2020 to 12/31/2020	28.20728	26.16918	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99821	8.86947	0
01/01/2012 to 12/31/2012	8.86947	9.82046	0
01/01/2013 to 12/31/2013	9.82046	11.76164	0
01/01/2014 to 12/31/2014	11.76164	12.25695	0
01/01/2015 to 12/31/2015	12.25695	12.01147	0
01/01/2016 to 12/31/2016	12.01147	12.49686	0
01/01/2017 to 12/31/2017	12.49686	14.45338	0
01/01/2018 to 12/31/2018	14.45338	13.21781	0
01/01/2019 to 12/31/2019	13.21781	15.67611	0
01/01/2020 to 12/31/2020	15.67611	17.11469	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.13891	10.32083	317
01/01/2012 to 12/31/2012	10.32083	12.12578	4,398
01/01/2013 to 12/31/2013	12.12578	16.70757	4,659
01/01/2014 to 12/31/2014	16.70757	17.15614	2,729
01/01/2015 to 12/31/2015	17.15614	17.01143	85
01/01/2016 to 12/31/2016	17.01143	17.92810	87
01/01/2017 to 12/31/2017	17.92810	22.40173	79
01/01/2018 to 12/31/2018	22.40173	19.54071	75
01/01/2019 to 12/31/2019	19.54071	26.09642	77
01/01/2020 to 12/31/2020	26.09642	34.52056	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.59822	12.20705	190
01/01/2012 to 12/31/2012	12.20705	13.39860	194
01/01/2013 to 12/31/2013	13.39860	17.72209	537
01/01/2014 to 12/31/2014	17.72209	18.00331	503
01/01/2015 to 12/31/2015	18.00331	17.75463	287
01/01/2016 to 12/31/2016	17.75463	19.47200	866
01/01/2017 to 12/31/2017	19.47200	23.61157	333
01/01/2018 to 12/31/2018	23.61157	21.15960	380
01/01/2019 to 12/31/2019	21.15960	26.94107	240
01/01/2020 to 12/31/2020	26.94107	39.11899	0
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.44962	10.53432	1,198
01/01/2012 to 12/31/2012	10.53432	12.17939	1,966
01/01/2013 to 12/31/2013	12.17939	16.37500	2,563
01/01/2014 to 12/31/2014	16.37500	16.86709	2,571
01/01/2015 to 12/31/2015	16.86709	15.79312	2,440
01/01/2016 to 12/31/2016	15.79312	19.96775	2,679
01/01/2017 to 12/31/2017	19.96775	20.97516	2,112
01/01/2018 to 12/31/2018	20.97516	17.01745	2,191
01/01/2019 to 12/31/2019	17.01745	20.31163	1,985
01/01/2020 to 12/31/2020	20.31163	20.04638	1,273
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.67665	10.65472	60,505
01/01/2012 to 12/31/2012	10.65472	11.83249	117,348
01/01/2013 to 12/31/2013	11.83249	13.52713	112,707
01/01/2014 to 12/31/2014	13.52713	14.01453	105,485
01/01/2015 to 12/31/2015	14.01453	13.71900	128,300
01/01/2016 to 12/31/2016	13.71900	14.43746	112,921
01/01/2017 to 12/31/2017	14.43746	16.30462	101,129
01/01/2018 to 12/31/2018	16.30462	15.10240	85,520
01/01/2019 to 12/31/2019	15.10240	17.85813	57,866
01/01/2020 to 12/31/2020	17.85813	19.66437	32,506
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.12002	10.69680	5,130
01/01/2012 to 12/31/2012	10.69680	12.30683	9,672
01/01/2013 to 12/31/2013	12.30683	17.34416	9,905
01/01/2014 to 12/31/2014	17.34416	18.38761	8,679
01/01/2015 to 12/31/2015	18.38761	19.71659	8,994
01/01/2016 to 12/31/2016	19.71659	19.81433	11,689
01/01/2017 to 12/31/2017	19.81433	26.73565	8,072
01/01/2018 to 12/31/2018	26.73565	27.16915	7,029
01/01/2019 to 12/31/2019	27.16915	34.09010	6,232
01/01/2020 to 12/31/2020	34.09010	46.63605	3,084
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.65197	10.37192	1,780
01/01/2012 to 12/31/2012	10.37192	11.50870	3,823
01/01/2013 to 12/31/2013	11.50870	15.16117	5,328
01/01/2014 to 12/31/2014	15.16117	15.06632	5,470
01/01/2015 to 12/31/2015	15.06632	13.84838	5,147
01/01/2016 to 12/31/2016	13.84838	14.38178	5,227
01/01/2017 to 12/31/2017	14.38178	16.40297	4,956
01/01/2018 to 12/31/2018	16.40297	14.49001	5,321
01/01/2019 to 12/31/2019	14.49001	17.86075	11,424
01/01/2020 to 12/31/2020	17.86075	17.84203	8,912

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.45926	9.54035	853
01/01/2012 to 12/31/2012	9.54035	9.67259	3,373
01/01/2013 to 12/31/2013	9.67259	10.92040	4,914
01/01/2014 to 12/31/2014	10.92040	9.79216	3,358
01/01/2015 to 12/31/2015	9.79216	7.73678	3,672
01/01/2016 to 12/31/2016	7.73678	9.43444	3,302
01/01/2017 to 12/31/2017	9.43444	10.18362	3,391
01/01/2018 to 12/31/2018	10.18362	8.30414	3,952
01/01/2019 to 12/31/2019	8.30414	9.49613	3,836
01/01/2020 to 12/31/2020	9.49613	9.08547	3,804
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.48400	10.84971	850
01/01/2012 to 12/31/2012	10.84971	12.57064	1,729
01/01/2013 to 12/31/2013	12.57064	16.28775	2,459
01/01/2014 to 12/31/2014	16.28775	18.32341	2,121
01/01/2015 to 12/31/2015	18.32341	16.74458	2,115
01/01/2016 to 12/31/2016	16.74458	18.67863	2,024
01/01/2017 to 12/31/2017	18.67863	21.66516	1,899
01/01/2018 to 12/31/2018	21.66516	17.69373	1,980
01/01/2019 to 12/31/2019	17.69373	20.62804	2,107
01/01/2020 to 12/31/2020	20.62804	19.01125	1,319
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	9.99821	8.80715	6,473
01/01/2012 to 12/31/2012	8.80715	9.56607	7,466
01/01/2013 to 12/31/2013	9.56607	11.27958	7,403
01/01/2014 to 12/31/2014	11.27958	11.64456	11,015
01/01/2015 to 12/31/2015	11.64456	11.32210	10,618
01/01/2016 to 12/31/2016	11.32210	11.80216	7,742
01/01/2017 to 12/31/2017	11.80216	13.11908	7,584
01/01/2018 to 12/31/2018	13.11908	12.19402	7,401
01/01/2019 to 12/31/2019	12.19402	14.38433	6,285
01/01/2020 to 12/31/2020	14.38433	15.01221	3,608
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.38458	10.77399	1,815
01/01/2012 to 12/31/2012	10.77399	11.36989	9,477
01/01/2013 to 12/31/2013	11.36989	10.95942	12,808
01/01/2014 to 12/31/2014	10.95942	11.49564	19,721
01/01/2015 to 12/31/2015	11.49564	11.38757	19,822
01/01/2016 to 12/31/2016	11.38757	11.71721	24,645
01/01/2017 to 12/31/2017	11.71721	12.18917	21,822
01/01/2018 to 12/31/2018	12.18917	11.65564	27,212
01/01/2019 to 12/31/2019	11.65564	12.80804	26,941
01/01/2020 to 12/31/2020	12.80804	13.54883	20,975
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II - Cliff M&E (2.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/19/2019 to 12/31/2019	12.81098	13.49093	11,560
01/01/2020 to 12/31/2020	13.49093	13.73664	1,404
AST Advanced Strategies Portfolio
03/19/2019 to 12/31/2019	16.49001	17.95958	16,376
01/01/2020 to 12/31/2020	17.95958	19.42054	13,606
AST AllianzGI World Trends Portfolio
03/19/2019 to 12/31/2019	13.71898	14.76547	7,763
01/01/2020 to 12/31/2020	14.76547	16.45973	6,153
AST Balanced Asset Allocation Portfolio
03/19/2019 to 12/31/2019	15.67973	16.86994	84,136
01/01/2020 to 12/31/2020	16.86994	18.42163	73,015
AST BlackRock Global Strategies Portfolio
03/19/2019 to 12/31/2019	12.08055	12.83089	0
01/01/2020 to 12/31/2020	12.83089	13.12971	0
AST BlackRock Low Duration Bond Portfolio
03/19/2019 to 12/31/2019	9.21698	9.33871	0
01/01/2020 to 12/31/2020	9.33871	9.35794	0
AST BlackRock/Loomis Sayles Bond Portfolio
03/19/2019 to 12/31/2019	10.64959	11.16573	10,055
01/01/2020 to 12/31/2020	11.16573	11.71243	9,643
AST Bond Portfolio 2021
03/19/2019 to 12/31/2019	12.17220	12.42299	147,318
01/01/2020 to 12/31/2020	12.42299	12.51966	334,026
AST Bond Portfolio 2022
03/19/2019 to 12/31/2019	11.37280	11.68680	71,001
01/01/2020 to 12/31/2020	11.68680	11.98996	54,439
AST Bond Portfolio 2023
03/19/2019 to 12/31/2019	9.73106	10.05275	0
01/01/2020 to 12/31/2020	10.05275	10.48654	0
AST Bond Portfolio 2024
03/19/2019 to 12/31/2019	9.49320	9.91592	2,454
01/01/2020 to 12/31/2020	9.91592	10.52641	0
AST Bond Portfolio 2025
03/19/2019 to 12/31/2019	10.93934	11.49770	7,688
01/01/2020 to 12/31/2020	11.49770	12.50810	4,345
AST Bond Portfolio 2026
03/19/2019 to 12/31/2019	9.66457	10.25497	188,397
01/01/2020 to 12/31/2020	10.25497	11.08899	4,348
AST Bond Portfolio 2027
03/19/2019 to 12/31/2019	9.65088	10.28687	61,134
01/01/2020 to 12/31/2020	10.28687	11.24331	8,656
AST Bond Portfolio 2028
03/19/2019 to 12/31/2019	9.69677	10.41618	0
01/01/2020 to 12/31/2020	10.41618	11.67079	0
AST Bond Portfolio 2029
03/19/2019 to 12/31/2019	9.75917	10.54623	18,273
01/01/2020 to 12/31/2020	10.54623	11.98232	0
AST Bond Portfolio 2030
03/19/2019 to 12/31/2019	10.27876	11.17699	26,565
01/01/2020 to 12/31/2020	11.17699	12.50474	104,136

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99873	11.05986	144,448
AST Capital Growth Asset Allocation Portfolio
03/19/2019 to 12/31/2019	17.08967	18.52511	53,784
01/01/2020 to 12/31/2020	18.52511	20.52797	45,309
AST ClearBridge Dividend Growth Portfolio
03/19/2019 to 12/31/2019	16.44648	18.75730	1,336
01/01/2020 to 12/31/2020	18.75730	19.19207	1,448
AST Cohen & Steers Global Realty Portfolio
03/19/2019 to 12/31/2019	16.39417	17.81396	619
01/01/2020 to 12/31/2020	17.81396	16.89142	210
AST Cohen & Steers Realty Portfolio
03/19/2019 to 12/31/2019	20.42552	23.08904	353
01/01/2020 to 12/31/2020	23.08904	21.91789	370
AST Emerging Markets Equity Portfolio
03/19/2019 to 12/31/2019	9.53715	9.77091	2,023
01/01/2020 to 12/31/2020	9.77091	9.93373	2,736
AST Fidelity Institutional AM® Quantitative Portfolio
03/19/2019 to 12/31/2019	14.37148	15.60078	20,265
01/01/2020 to 12/31/2020	15.60078	16.57706	17,261
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99936	10.05869	238
AST Goldman Sachs Multi-Asset Portfolio
03/19/2019 to 12/31/2019	12.86065	13.68427	16,718
01/01/2020 to 12/31/2020	13.68427	14.56833	10,962
AST Goldman Sachs Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	21.07795	22.51253	33
01/01/2020 to 12/31/2020	22.51253	22.53061	383
AST Government Money Market Portfolio
03/19/2019 to 12/31/2019	8.27761	8.23164	1,182
01/01/2020 to 12/31/2020	8.23164	8.06030	1,136
AST High Yield Portfolio
03/19/2019 to 12/31/2019	14.36016	15.19472	166
01/01/2020 to 12/31/2020	15.19472	15.23652	169
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	20.64958	22.40912	522
01/01/2020 to 12/31/2020	22.40912	21.95301	285
AST International Growth Portfolio
03/19/2019 to 12/31/2019	14.58714	16.51934	95
01/01/2020 to 12/31/2020	16.51934	21.19472	638
AST International Value Portfolio
03/19/2019 to 12/31/2019	11.67284	12.44721	646
01/01/2020 to 12/31/2020	12.44721	12.08717	604
AST J.P. Morgan Global Thematic Portfolio
03/19/2019 to 12/31/2019	15.34518	16.54611	1,370
01/01/2020 to 12/31/2020	16.54611	18.29300	1,114
AST J.P. Morgan International Equity Portfolio
03/19/2019 to 12/31/2019	12.36581	13.77757	168
01/01/2020 to 12/31/2020	13.77757	15.22134	67
AST J.P. Morgan Strategic Opportunities Portfolio
03/19/2019 to 12/31/2019	13.26886	14.06328	9,621
01/01/2020 to 12/31/2020	14.06328	15.29968	9,994
AST Jennison Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	26.20781	29.18324	0
01/01/2020 to 12/31/2020	29.18324	43.92028	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	27.10991	30.42379	272
01/01/2020 to 12/31/2020	30.42379	39.11488	168
AST MFS Global Equity Portfolio
03/19/2019 to 12/31/2019	19.17437	21.34931	1,063
01/01/2020 to 12/31/2020	21.34931	23.81589	638
AST MFS Growth Allocation Portfolio
03/19/2019 to 12/31/2019	13.37969	14.75490	38
01/01/2020 to 12/31/2020	14.75490	15.83886	157
AST MFS Growth Portfolio
03/19/2019 to 12/31/2019	26.37906	30.57336	20
01/01/2020 to 12/31/2020	30.57336	38.97416	20
AST MFS Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	17.49384	19.67854	0
01/01/2020 to 12/31/2020	19.67854	19.97476	579
AST Mid-Cap Growth Portfolio
03/19/2019 to 12/31/2019	21.88858	23.96116	652
01/01/2020 to 12/31/2020	23.96116	31.56615	473
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	20.79808	21.61499	106
01/01/2020 to 12/31/2020	21.61499	20.74091	140
AST Preservation Asset Allocation Portfolio
03/19/2019 to 12/31/2019	13.49410	14.31985	10,549
01/01/2020 to 12/31/2020	14.31985	15.26106	34,778
AST Prudential Core Bond Portfolio
03/19/2019 to 12/31/2019	10.49957	11.07870	316
01/01/2020 to 12/31/2020	11.07870	11.47869	1,533
AST Prudential Growth Allocation Portfolio
03/19/2019 to 12/31/2019	16.49420	17.62276	61,213
01/01/2020 to 12/31/2020	17.62276	18.22584	38,748
AST QMA US Equity Alpha Portfolio
03/19/2019 to 12/31/2019	25.49337	27.78584	827
01/01/2020 to 12/31/2020	27.78584	25.73856	592
AST Quantitative Modeling Portfolio
03/19/2019 to 12/31/2019	14.29735	15.46895	0
01/01/2020 to 12/31/2020	15.46895	16.86265	0
AST Small-Cap Growth Opportunities Portfolio
03/19/2019 to 12/31/2019	23.39256	25.70620	672
01/01/2020 to 12/31/2020	25.70620	33.95233	355
AST Small-Cap Growth Portfolio
03/19/2019 to 12/31/2019	25.26079	26.53836	443
01/01/2020 to 12/31/2020	26.53836	38.47532	320
AST Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	18.95681	20.00821	588
01/01/2020 to 12/31/2020	20.00821	19.71668	0
AST T. Rowe Price Asset Allocation Portfolio
03/19/2019 to 12/31/2019	16.18382	17.59130	58,102
01/01/2020 to 12/31/2020	17.59130	19.34101	36,776
AST T. Rowe Price Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	30.68833	33.58092	522
01/01/2020 to 12/31/2020	33.58092	45.86904	206
AST T. Rowe Price Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	15.89989	17.59375	4,022
01/01/2020 to 12/31/2020	17.59375	17.54827	4,310

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
03/19/2019 to 12/31/2019	9.17566	9.35411	326
01/01/2020 to 12/31/2020	9.35411	8.93578	338
AST WEDGE Capital Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	19.46824	20.31979	0
01/01/2020 to 12/31/2020	20.31979	18.69841	0
AST Wellington Management Hedged Equity Portfolio
03/19/2019 to 12/31/2019	13.06206	14.19415	614
01/01/2020 to 12/31/2020	14.19415	14.79108	643
AST Western Asset Core Plus Bond Portfolio
03/19/2019 to 12/31/2019	11.79872	12.61685	4,148
01/01/2020 to 12/31/2020	12.61685	13.32628	3,985
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II (2.35%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.75915	10.22743	13,293
01/01/2012 to 12/31/2012	10.22743	11.24170	5,219
01/01/2013 to 12/31/2013	11.24170	12.07242	193
01/01/2014 to 12/31/2014	12.07242	12.23882	0
01/01/2015 to 12/31/2015	12.23882	11.56645	0
01/01/2016 to 12/31/2016	11.56645	12.01088	0
01/01/2017 to 12/31/2017	12.01088	13.20557	0
01/01/2018 to 12/31/2018	13.20557	11.84454	0
01/01/2019 to 12/31/2019	11.84454	13.42320	0
01/01/2020 to 12/31/2020	13.42320	13.66076	0
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.86460	10.62155	44,624
01/01/2012 to 12/31/2012	10.62155	11.78720	28,276
01/01/2013 to 12/31/2013	11.78720	13.41606	1,753
01/01/2014 to 12/31/2014	13.41606	13.90094	0
01/01/2015 to 12/31/2015	13.90094	13.68317	0
01/01/2016 to 12/31/2016	13.68317	14.31201	0
01/01/2017 to 12/31/2017	14.31201	16.34238	0
01/01/2018 to 12/31/2018	16.34238	15.01703	0
01/01/2019 to 12/31/2019	15.01703	17.86971	0
01/01/2020 to 12/31/2020	17.86971	19.31351	0
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	10.75126	10.30837	24,258
01/01/2012 to 12/31/2012	10.30837	11.10075	15,406
01/01/2013 to 12/31/2013	11.10075	12.18835	894
01/01/2014 to 12/31/2014	12.18835	12.51365	0
01/01/2015 to 12/31/2015	12.51365	12.19922	0
01/01/2016 to 12/31/2016	12.19922	12.48685	0
01/01/2017 to 12/31/2017	12.48685	14.17369	0
01/01/2018 to 12/31/2018	14.17369	12.74505	0
01/01/2019 to 12/31/2019	12.74505	14.69170	0
01/01/2020 to 12/31/2020	14.69170	16.36916	0
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.71761	10.33893	8,239
01/01/2012 to 12/31/2012	10.33893	11.35513	10,879
01/01/2013 to 12/31/2013	11.35513	13.04513	3,280
01/01/2014 to 12/31/2014	13.04513	13.56935	5,975
01/01/2015 to 12/31/2015	13.56935	13.31353	4,630
01/01/2016 to 12/31/2016	13.31353	13.82021	3,514
01/01/2017 to 12/31/2017	13.82021	15.50812	5,057
01/01/2018 to 12/31/2018	15.50812	14.39451	0
01/01/2019 to 12/31/2019	14.39451	16.78561	0
01/01/2020 to 12/31/2020	16.78561	18.32011	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99805	9.12313	0
01/01/2012 to 12/31/2012	9.12313	9.96798	0
01/01/2013 to 12/31/2013	9.96798	10.79016	0
01/01/2014 to 12/31/2014	10.79016	11.05246	0
01/01/2015 to 12/31/2015	11.05246	10.46885	0
01/01/2016 to 12/31/2016	10.46885	10.93501	0
01/01/2017 to 12/31/2017	10.93501	12.02559	0
01/01/2018 to 12/31/2018	12.02559	11.12161	0
01/01/2019 to 12/31/2019	11.12161	12.77406	0
01/01/2020 to 12/31/2020	12.77406	13.06485	0
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	10.04881	10.03369	6,041
01/01/2012 to 12/31/2012	10.03369	10.25741	5,131
01/01/2013 to 12/31/2013	10.25741	9.79857	1,954
01/01/2014 to 12/31/2014	9.79857	9.55887	1,111
01/01/2015 to 12/31/2015	9.55887	9.37935	0
01/01/2016 to 12/31/2016	9.37935	9.30932	0
01/01/2017 to 12/31/2017	9.30932	9.24584	0
01/01/2018 to 12/31/2018	9.24584	9.09473	0
01/01/2019 to 12/31/2019	9.09473	9.29150	0
01/01/2020 to 12/31/2020	9.29150	9.30579	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	10.32046	10.39873	18,326
01/01/2012 to 12/31/2012	10.39873	11.10057	14,855
01/01/2013 to 12/31/2013	11.10057	10.64048	6,069
01/01/2014 to 12/31/2014	10.64048	10.82998	3,974
01/01/2015 to 12/31/2015	10.82998	10.35248	771
01/01/2016 to 12/31/2016	10.35248	10.53723	779
01/01/2017 to 12/31/2017	10.53723	10.73914	1,389
01/01/2018 to 12/31/2018	10.73914	10.41617	911
01/01/2019 to 12/31/2019	10.41617	11.10981	0
01/01/2020 to 12/31/2020	11.10981	11.64781	0
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.72931	12.60470	20,038
01/01/2012 to 12/31/2012	12.60470	13.14422	4,879
01/01/2013 to 12/31/2013	13.14422	11.93675	6,789
01/01/2014 to 12/31/2014	11.93675	12.55155	2,759
01/01/2015 to 12/31/2015	12.55155	12.47514	3,049
01/01/2016 to 12/31/2016	12.47514	12.43034	3,231
01/01/2017 to 12/31/2017	12.43034	12.33085	2,412
01/01/2018 to 12/31/2018	12.33085	12.04768	0
01/01/2019 to 12/31/2019	12.04768	12.36076	0
01/01/2020 to 12/31/2020	12.36076	12.45078	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99805	11.95342	77,644
01/01/2012 to 12/31/2012	11.95342	12.35456	146,381
01/01/2013 to 12/31/2013	12.35456	10.88848	66,625
01/01/2014 to 12/31/2014	10.88848	11.73515	7,711
01/01/2015 to 12/31/2015	11.73515	11.69959	7,839
01/01/2016 to 12/31/2016	11.69959	11.63394	7,894
01/01/2017 to 12/31/2017	11.63394	11.53948	7,894
01/01/2018 to 12/31/2018	11.53948	11.25026	7,894
01/01/2019 to 12/31/2019	11.25026	11.63307	7,894
01/01/2020 to 12/31/2020	11.63307	11.92837	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99740	10.34068	0
01/01/2013 to 12/31/2013	10.34068	9.06777	10,827
01/01/2014 to 12/31/2014	9.06777	9.97216	7,074
01/01/2015 to 12/31/2015	9.97216	10.00163	0
01/01/2016 to 12/31/2016	10.00163	9.95378	0
01/01/2017 to 12/31/2017	9.95378	9.88524	0
01/01/2018 to 12/31/2018	9.88524	9.62630	0
01/01/2019 to 12/31/2019	9.62630	10.01192	0
01/01/2020 to 12/31/2020	10.01192	10.43864	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99870	8.70047	0
01/01/2014 to 12/31/2014	8.70047	9.73572	0
01/01/2015 to 12/31/2015	9.73572	9.77696	0
01/01/2016 to 12/31/2016	9.77696	9.72967	0
01/01/2017 to 12/31/2017	9.72967	9.66150	0
01/01/2018 to 12/31/2018	9.66150	9.37256	0
01/01/2019 to 12/31/2019	9.37256	9.88049	0
01/01/2020 to 12/31/2020	9.88049	10.48346	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99870	11.23968	0
01/01/2015 to 12/31/2015	11.23968	11.19491	7,991
01/01/2016 to 12/31/2016	11.19491	11.20268	0
01/01/2017 to 12/31/2017	11.20268	11.14026	0
01/01/2018 to 12/31/2018	11.14026	10.79716	0
01/01/2019 to 12/31/2019	10.79716	11.46263	0
01/01/2020 to 12/31/2020	11.46263	12.46343	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99870	9.88219	0
01/01/2016 to 12/31/2016	9.88219	9.85094	12,481
01/01/2017 to 12/31/2017	9.85094	9.85289	10,372
01/01/2018 to 12/31/2018	9.85289	9.52005	0
01/01/2019 to 12/31/2019	9.52005	10.22871	0
01/01/2020 to 12/31/2020	10.22871	11.05492	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99740	9.82430	0
01/01/2017 to 12/31/2017	9.82430	9.85162	0
01/01/2018 to 12/31/2018	9.85162	9.49786	0
01/01/2019 to 12/31/2019	9.49786	10.26589	0
01/01/2020 to 12/31/2020	10.26589	11.21459	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99739	9.98063	0
01/01/2018 to 12/31/2018	9.98063	9.54455	4,198
01/01/2019 to 12/31/2019	9.54455	10.40041	0
01/01/2020 to 12/31/2020	10.40041	11.64715	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99739	9.60752	0
01/01/2019 to 12/31/2019	9.60752	10.53551	0
01/01/2020 to 12/31/2020	10.53551	11.96397	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99870	11.17122	0
01/01/2020 to 12/31/2020	11.17122	12.49176	0
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99870	11.05421	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.79804	10.28877	3,182
01/01/2012 to 12/31/2012	10.28877	11.42534	3,109
01/01/2013 to 12/31/2013	11.42534	13.68738	3,524
01/01/2014 to 12/31/2014	13.68738	14.30069	4,029
01/01/2015 to 12/31/2015	14.30069	14.03913	2,968
01/01/2016 to 12/31/2016	14.03913	14.64727	3,033
01/01/2017 to 12/31/2017	14.64727	16.86301	3,914
01/01/2018 to 12/31/2018	16.86301	15.44075	3,152
01/01/2019 to 12/31/2019	15.44075	18.43251	0
01/01/2020 to 12/31/2020	18.43251	20.41486	0
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99805	11.59214	0
01/01/2014 to 12/31/2014	11.59214	12.86032	0
01/01/2015 to 12/31/2015	12.86032	12.10961	0
01/01/2016 to 12/31/2016	12.10961	13.58705	0
01/01/2017 to 12/31/2017	13.58705	15.71061	0
01/01/2018 to 12/31/2018	15.71061	14.60844	0
01/01/2019 to 12/31/2019	14.60844	18.69194	0
01/01/2020 to 12/31/2020	18.69194	19.11544	0
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	11.50809	10.67179	323
01/01/2012 to 12/31/2012	10.67179	13.21390	288
01/01/2013 to 12/31/2013	13.21390	13.46442	435
01/01/2014 to 12/31/2014	13.46442	14.97880	513
01/01/2015 to 12/31/2015	14.97880	14.61374	341
01/01/2016 to 12/31/2016	14.61374	14.39889	383
01/01/2017 to 12/31/2017	14.39889	15.59219	631
01/01/2018 to 12/31/2018	15.59219	14.50677	411
01/01/2019 to 12/31/2019	14.50677	17.72526	0
01/01/2020 to 12/31/2020	17.72526	16.79872	0
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	11.74760	12.22807	0
01/01/2012 to 12/31/2012	12.22807	13.77283	0
01/01/2013 to 12/31/2013	13.77283	13.87061	0
01/01/2014 to 12/31/2014	13.87061	17.73201	0
01/01/2015 to 12/31/2015	17.73201	18.15410	0
01/01/2016 to 12/31/2016	18.15410	18.58231	0
01/01/2017 to 12/31/2017	18.58231	19.28015	0
01/01/2018 to 12/31/2018	19.28015	17.92944	0
01/01/2019 to 12/31/2019	17.92944	22.97375	0
01/01/2020 to 12/31/2020	22.97375	21.79722	0
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.63809	9.06103	0
01/01/2012 to 12/31/2012	9.06103	10.43410	0
01/01/2013 to 12/31/2013	10.43410	10.21164	0
01/01/2014 to 12/31/2014	10.21164	9.50471	0
01/01/2015 to 12/31/2015	9.50471	7.72875	0
01/01/2016 to 12/31/2016	7.72875	8.48048	0
01/01/2017 to 12/31/2017	8.48048	10.46629	0
01/01/2018 to 12/31/2018	10.46629	8.78348	0
01/01/2019 to 12/31/2019	8.78348	9.72195	0
01/01/2020 to 12/31/2020	9.72195	9.87899	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	10.97934	10.56045	25,101
01/01/2012 to 12/31/2012	10.56045	11.40861	15,974
01/01/2013 to 12/31/2013	11.40861	12.78490	871
01/01/2014 to 12/31/2014	12.78490	12.87792	0
01/01/2015 to 12/31/2015	12.87792	12.69991	0
01/01/2016 to 12/31/2016	12.69991	12.92967	0
01/01/2017 to 12/31/2017	12.92967	14.70656	0
01/01/2018 to 12/31/2018	14.70656	13.24687	0
01/01/2019 to 12/31/2019	13.24687	15.52285	0
01/01/2020 to 12/31/2020	15.52285	16.48586	0
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99935	10.05804	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.66728	10.36422	0
01/01/2012 to 12/31/2012	10.36422	11.14546	0
01/01/2013 to 12/31/2013	11.14546	11.95250	0
01/01/2014 to 12/31/2014	11.95250	12.14325	0
01/01/2015 to 12/31/2015	12.14325	11.75007	0
01/01/2016 to 12/31/2016	11.75007	12.07766	0
01/01/2017 to 12/31/2017	12.07766	13.24345	0
01/01/2018 to 12/31/2018	13.24345	12.01789	0
01/01/2019 to 12/31/2019	12.01789	13.61569	0
01/01/2020 to 12/31/2020	13.61569	14.48789	0
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.45406	11.33091	0
01/01/2012 to 12/31/2012	11.33091	12.80029	0
01/01/2013 to 12/31/2013	12.80029	17.35113	0
01/01/2014 to 12/31/2014	17.35113	18.16301	0
01/01/2015 to 12/31/2015	18.16301	16.76174	0
01/01/2016 to 12/31/2016	16.76174	20.34844	0
01/01/2017 to 12/31/2017	20.34844	22.29353	0
01/01/2018 to 12/31/2018	22.29353	18.70525	0
01/01/2019 to 12/31/2019	18.70525	22.40037	0
01/01/2020 to 12/31/2020	22.40037	22.40690	0
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.81187	9.58392	0
01/01/2012 to 12/31/2012	9.58392	9.35920	0
01/01/2013 to 12/31/2013	9.35920	9.13913	0
01/01/2014 to 12/31/2014	9.13913	8.92450	0
01/01/2015 to 12/31/2015	8.92450	8.71476	0
01/01/2016 to 12/31/2016	8.71476	8.51057	0
01/01/2017 to 12/31/2017	8.51057	8.33954	0
01/01/2018 to 12/31/2018	8.33954	8.24837	0
01/01/2019 to 12/31/2019	8.24837	8.19073	0
01/01/2020 to 12/31/2020	8.19073	8.01610	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	10.72872	10.80943	2,070
01/01/2012 to 12/31/2012	10.80943	12.01952	1,707
01/01/2013 to 12/31/2013	12.01952	12.57980	1,372
01/01/2014 to 12/31/2014	12.57980	12.59830	1,364
01/01/2015 to 12/31/2015	12.59830	11.86381	824
01/01/2016 to 12/31/2016	11.86381	13.36939	845
01/01/2017 to 12/31/2017	13.36939	14.03154	1,356
01/01/2018 to 12/31/2018	14.03154	13.42785	867
01/01/2019 to 12/31/2019	13.42785	15.11847	0
01/01/2020 to 12/31/2020	15.11847	15.15233	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.58525	9.90441	358
01/01/2012 to 12/31/2012	9.90441	11.30444	323
01/01/2013 to 12/31/2013	11.30444	15.43913	422
01/01/2014 to 12/31/2014	15.43913	17.14880	461
01/01/2015 to 12/31/2015	17.14880	15.43354	317
01/01/2016 to 12/31/2016	15.43354	18.06897	344
01/01/2017 to 12/31/2017	18.06897	21.03225	473
01/01/2018 to 12/31/2018	21.03225	17.62901	300
01/01/2019 to 12/31/2019	17.62901	22.29725	0
01/01/2020 to 12/31/2020	22.29725	21.83217	0
AST International Growth Portfolio
01/01/2011 to 12/31/2011	11.22148	9.54183	0
01/01/2012 to 12/31/2012	9.54183	11.21495	0
01/01/2013 to 12/31/2013	11.21495	13.03848	0
01/01/2014 to 12/31/2014	13.03848	12.02858	0
01/01/2015 to 12/31/2015	12.02858	12.11568	0
01/01/2016 to 12/31/2016	12.11568	11.38457	0
01/01/2017 to 12/31/2017	11.38457	15.05653	0
01/01/2018 to 12/31/2018	15.05653	12.74093	0
01/01/2019 to 12/31/2019	12.74093	16.43683	0
01/01/2020 to 12/31/2020	16.43683	21.07794	0
AST International Value Portfolio
01/01/2011 to 12/31/2011	10.76157	9.19006	0
01/01/2012 to 12/31/2012	9.19006	10.47035	0
01/01/2013 to 12/31/2013	10.47035	12.21478	0
01/01/2014 to 12/31/2014	12.21478	11.12807	0
01/01/2015 to 12/31/2015	11.12807	10.95534	0
01/01/2016 to 12/31/2016	10.95534	10.76057	0
01/01/2017 to 12/31/2017	10.76057	12.90565	0
01/01/2018 to 12/31/2018	12.90565	10.56728	0
01/01/2019 to 12/31/2019	10.56728	12.38514	0
01/01/2020 to 12/31/2020	12.38514	12.02076	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.83775	10.52321	4,297
01/01/2012 to 12/31/2012	10.52321	11.67143	2,580
01/01/2013 to 12/31/2013	11.67143	13.25283	810
01/01/2014 to 12/31/2014	13.25283	13.76509	810
01/01/2015 to 12/31/2015	13.76509	13.30082	728
01/01/2016 to 12/31/2016	13.30082	13.66665	771
01/01/2017 to 12/31/2017	13.66665	15.60933	771
01/01/2018 to 12/31/2018	15.60933	14.11700	771
01/01/2019 to 12/31/2019	14.11700	16.46387	771
01/01/2020 to 12/31/2020	16.46387	18.19280	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.52447	9.33702	0
01/01/2012 to 12/31/2012	9.33702	11.11487	0
01/01/2013 to 12/31/2013	11.11487	12.52096	0
01/01/2014 to 12/31/2014	12.52096	11.44842	0
01/01/2015 to 12/31/2015	11.44842	10.86689	0
01/01/2016 to 12/31/2016	10.86689	10.81712	0
01/01/2017 to 12/31/2017	10.81712	13.69403	0
01/01/2018 to 12/31/2018	13.69403	11.03468	0
01/01/2019 to 12/31/2019	11.03468	13.70876	0
01/01/2020 to 12/31/2020	13.70876	15.13750	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.55438	10.33075	1,469
01/01/2012 to 12/31/2012	10.33075	11.16896	1,413
01/01/2013 to 12/31/2013	11.16896	12.10980	1,107
01/01/2014 to 12/31/2014	12.10980	12.46955	1,107
01/01/2015 to 12/31/2015	12.46955	12.15423	588
01/01/2016 to 12/31/2016	12.15423	12.32480	337
01/01/2017 to 12/31/2017	12.32480	13.49737	240
01/01/2018 to 12/31/2018	13.49737	12.50293	250
01/01/2019 to 12/31/2019	12.50293	13.99277	0
01/01/2020 to 12/31/2020	13.99277	15.21519	0
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.74258	10.56007	0
01/01/2012 to 12/31/2012	10.56007	11.87760	0
01/01/2013 to 12/31/2013	11.87760	15.83137	0
01/01/2014 to 12/31/2014	15.83137	16.92852	0
01/01/2015 to 12/31/2015	16.92852	18.28864	0
01/01/2016 to 12/31/2016	18.28864	17.59833	0
01/01/2017 to 12/31/2017	17.59833	23.34383	0
01/01/2018 to 12/31/2018	23.34383	22.42498	0
01/01/2019 to 12/31/2019	22.42498	29.03748	0
01/01/2020 to 12/31/2020	29.03748	43.67868	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.27007	10.90506	319
01/01/2012 to 12/31/2012	10.90506	11.95463	306
01/01/2013 to 12/31/2013	11.95463	15.94779	412
01/01/2014 to 12/31/2014	15.94779	17.22216	458
01/01/2015 to 12/31/2015	17.22216	18.51127	281
01/01/2016 to 12/31/2016	18.51127	19.08542	283
01/01/2017 to 12/31/2017	19.08542	24.78696	402
01/01/2018 to 12/31/2018	24.78696	23.55073	241
01/01/2019 to 12/31/2019	23.55073	30.27156	0
01/01/2020 to 12/31/2020	30.27156	38.89929	0
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.86071	10.27356	335
01/01/2012 to 12/31/2012	10.27356	12.34700	308
01/01/2013 to 12/31/2013	12.34700	15.38878	416
01/01/2014 to 12/31/2014	15.38878	15.57270	502
01/01/2015 to 12/31/2015	15.57270	14.98399	332
01/01/2016 to 12/31/2016	14.98399	15.67330	362
01/01/2017 to 12/31/2017	15.67330	18.95502	518
01/01/2018 to 12/31/2018	18.95502	16.73905	338
01/01/2019 to 12/31/2019	16.73905	21.24254	0
01/01/2020 to 12/31/2020	21.24254	23.68467	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99805	10.27384	0
01/01/2013 to 12/31/2013	10.27384	11.93003	0
01/01/2014 to 12/31/2014	11.93003	12.24836	0
01/01/2015 to 12/31/2015	12.24836	11.81199	0
01/01/2016 to 12/31/2016	11.81199	12.03362	0
01/01/2017 to 12/31/2017	12.03362	13.68971	0
01/01/2018 to 12/31/2018	13.68971	12.26007	0
01/01/2019 to 12/31/2019	12.26007	14.69721	0
01/01/2020 to 12/31/2020	14.69721	15.76885	0
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.83645	10.51928	0
01/01/2012 to 12/31/2012	10.51928	12.02656	0
01/01/2013 to 12/31/2013	12.02656	16.05490	0
01/01/2014 to 12/31/2014	16.05490	17.04320	0
01/01/2015 to 12/31/2015	17.04320	17.84580	0
01/01/2016 to 12/31/2016	17.84580	17.76054	0
01/01/2017 to 12/31/2017	17.76054	22.67055	0
01/01/2018 to 12/31/2018	22.67055	22.61073	0
01/01/2019 to 12/31/2019	22.61073	30.42103	0
01/01/2020 to 12/31/2020	30.42103	38.76015	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99805	10.16978	0
01/01/2013 to 12/31/2013	10.16978	13.35750	0
01/01/2014 to 12/31/2014	13.35750	14.37634	0
01/01/2015 to 12/31/2015	14.37634	13.93693	0
01/01/2016 to 12/31/2016	13.93693	15.44031	0
01/01/2017 to 12/31/2017	15.44031	17.69317	0
01/01/2018 to 12/31/2018	17.69317	15.52153	0
01/01/2019 to 12/31/2019	15.52153	19.60491	0
01/01/2020 to 12/31/2020	19.60491	19.88969	0
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.37927	10.78139	0
01/01/2012 to 12/31/2012	10.78139	12.59264	0
01/01/2013 to 12/31/2013	12.59264	16.25531	0
01/01/2014 to 12/31/2014	16.25531	17.70310	0
01/01/2015 to 12/31/2015	17.70310	16.30419	0
01/01/2016 to 12/31/2016	16.30419	16.18383	0
01/01/2017 to 12/31/2017	16.18383	20.08625	0
01/01/2018 to 12/31/2018	20.08625	18.75862	0
01/01/2019 to 12/31/2019	18.75862	23.84167	0
01/01/2020 to 12/31/2020	23.84167	31.39260	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.19874	10.66429	0
01/01/2012 to 12/31/2012	10.66429	12.19697	0
01/01/2013 to 12/31/2013	12.19697	16.91385	0
01/01/2014 to 12/31/2014	16.91385	18.87003	0
01/01/2015 to 12/31/2015	18.87003	17.38782	0
01/01/2016 to 12/31/2016	17.38782	20.07581	0
01/01/2017 to 12/31/2017	20.07581	22.30878	0
01/01/2018 to 12/31/2018	22.30878	18.19987	0
01/01/2019 to 12/31/2019	18.19987	21.50715	0
01/01/2020 to 12/31/2020	21.50715	20.62674	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.56322	10.41816	24,434
01/01/2012 to 12/31/2012	10.41816	11.22833	16,996
01/01/2013 to 12/31/2013	11.22833	11.97456	1,673
01/01/2014 to 12/31/2014	11.97456	12.36853	1,672
01/01/2015 to 12/31/2015	12.36853	12.09525	885
01/01/2016 to 12/31/2016	12.09525	12.46418	500
01/01/2017 to 12/31/2017	12.46418	13.40507	363
01/01/2018 to 12/31/2018	13.40507	12.71667	372
01/01/2019 to 12/31/2019	12.71667	14.24820	0
01/01/2020 to 12/31/2020	14.24820	15.17695	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01797	10.05822	0
01/01/2012 to 12/31/2012	10.05822	10.51980	0
01/01/2013 to 12/31/2013	10.51980	10.03496	0
01/01/2014 to 12/31/2014	10.03496	10.39310	0
01/01/2015 to 12/31/2015	10.39310	10.12167	0
01/01/2016 to 12/31/2016	10.12167	10.30037	0
01/01/2017 to 12/31/2017	10.30037	10.62931	0
01/01/2018 to 12/31/2018	10.62931	10.29382	0
01/01/2019 to 12/31/2019	10.29382	11.03254	0
01/01/2020 to 12/31/2020	11.03254	11.42501	0
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	11.47182	10.50641	5,153
01/01/2012 to 12/31/2012	10.50641	11.58467	3,813
01/01/2013 to 12/31/2013	11.58467	13.23852	1,708
01/01/2014 to 12/31/2014	13.23852	14.11648	1,944
01/01/2015 to 12/31/2015	14.11648	13.70023	3,476
01/01/2016 to 12/31/2016	13.70023	14.72957	3,606
01/01/2017 to 12/31/2017	14.72957	16.69976	4,818
01/01/2018 to 12/31/2018	16.69976	15.06661	3,588
01/01/2019 to 12/31/2019	15.06661	17.53421	0
01/01/2020 to 12/31/2020	17.53421	18.12500	0
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	10.85629	10.96805	0
01/01/2012 to 12/31/2012	10.96805	12.72392	0
01/01/2013 to 12/31/2013	12.72392	16.45421	0
01/01/2014 to 12/31/2014	16.45421	18.83337	0
01/01/2015 to 12/31/2015	18.83337	18.95714	0
01/01/2016 to 12/31/2016	18.95714	21.26114	0
01/01/2017 to 12/31/2017	21.26114	25.38287	0
01/01/2018 to 12/31/2018	25.38287	22.74671	0
01/01/2019 to 12/31/2019	22.74671	27.64651	0
01/01/2020 to 12/31/2020	27.64651	25.59628	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99805	8.85728	0
01/01/2012 to 12/31/2012	8.85728	9.78676	0
01/01/2013 to 12/31/2013	9.78676	11.69734	0
01/01/2014 to 12/31/2014	11.69734	12.16502	0
01/01/2015 to 12/31/2015	12.16502	11.89708	0
01/01/2016 to 12/31/2016	11.89708	12.35269	0
01/01/2017 to 12/31/2017	12.35269	14.25758	0
01/01/2018 to 12/31/2018	14.25758	13.01190	0
01/01/2019 to 12/31/2019	13.01190	15.40044	0
01/01/2020 to 12/31/2020	15.40044	16.77940	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.11885	10.28273	0
01/01/2012 to 12/31/2012	10.28273	12.05627	0
01/01/2013 to 12/31/2013	12.05627	16.57797	0
01/01/2014 to 12/31/2014	16.57797	16.98811	0
01/01/2015 to 12/31/2015	16.98811	16.81029	0
01/01/2016 to 12/31/2016	16.81029	17.68003	0
01/01/2017 to 12/31/2017	17.68003	22.04674	0
01/01/2018 to 12/31/2018	22.04674	19.19144	0
01/01/2019 to 12/31/2019	19.19144	25.57752	0
01/01/2020 to 12/31/2020	25.57752	33.76517	0
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.57745	12.16210	0
01/01/2012 to 12/31/2012	12.16210	13.32183	0
01/01/2013 to 12/31/2013	13.32183	17.58467	0
01/01/2014 to 12/31/2014	17.58467	17.82723	0
01/01/2015 to 12/31/2015	17.82723	17.54499	0
01/01/2016 to 12/31/2016	17.54499	19.20276	0
01/01/2017 to 12/31/2017	19.20276	23.23763	0
01/01/2018 to 12/31/2018	23.23763	20.78170	0
01/01/2019 to 12/31/2019	20.78170	26.40573	0
01/01/2020 to 12/31/2020	26.40573	38.26337	0
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.43076	10.49532	0
01/01/2012 to 12/31/2012	10.49532	12.10947	0
01/01/2013 to 12/31/2013	12.10947	16.24786	0
01/01/2014 to 12/31/2014	16.24786	16.70196	0
01/01/2015 to 12/31/2015	16.70196	15.60645	0
01/01/2016 to 12/31/2016	15.60645	19.69140	0
01/01/2017 to 12/31/2017	19.69140	20.64271	0
01/01/2018 to 12/31/2018	20.64271	16.71325	0
01/01/2019 to 12/31/2019	16.71325	19.90783	0
01/01/2020 to 12/31/2020	19.90783	19.60766	0
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.65907	10.61552	64,497
01/01/2012 to 12/31/2012	10.61552	11.76460	41,032
01/01/2013 to 12/31/2013	11.76460	13.42200	2,372
01/01/2014 to 12/31/2014	13.42200	13.87731	0
01/01/2015 to 12/31/2015	13.87731	13.55686	0
01/01/2016 to 12/31/2016	13.55686	14.23780	0
01/01/2017 to 12/31/2017	14.23780	16.04643	0
01/01/2018 to 12/31/2018	16.04643	14.83268	0
01/01/2019 to 12/31/2019	14.83268	17.50333	0
01/01/2020 to 12/31/2020	17.50333	19.23446	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.10177	10.65756	871
01/01/2012 to 12/31/2012	10.65756	12.23662	732
01/01/2013 to 12/31/2013	12.23662	17.21005	473
01/01/2014 to 12/31/2014	17.21005	18.20816	736
01/01/2015 to 12/31/2015	18.20816	19.48421	505
01/01/2016 to 12/31/2016	19.48421	19.54089	502
01/01/2017 to 12/31/2017	19.54089	26.31292	689
01/01/2018 to 12/31/2018	26.31292	26.68461	386
01/01/2019 to 12/31/2019	26.68461	33.41377	0
01/01/2020 to 12/31/2020	33.41377	45.61745	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.63446	10.33380	345
01/01/2012 to 12/31/2012	10.33380	11.44285	316
01/01/2013 to 12/31/2013	11.44285	15.04350	438
01/01/2014 to 12/31/2014	15.04350	14.91881	497
01/01/2015 to 12/31/2015	14.91881	13.68482	363
01/01/2016 to 12/31/2016	13.68482	14.18297	419
01/01/2017 to 12/31/2017	14.18297	16.14325	611
01/01/2018 to 12/31/2018	16.14325	14.23134	390
01/01/2019 to 12/31/2019	14.23134	17.50598	0
01/01/2020 to 12/31/2020	17.50598	17.45188	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.44026	9.50511	0
01/01/2012 to 12/31/2012	9.50511	9.61709	0
01/01/2013 to 12/31/2013	9.61709	10.83551	0
01/01/2014 to 12/31/2014	10.83551	9.69615	0
01/01/2015 to 12/31/2015	9.69615	7.64524	0
01/01/2016 to 12/31/2016	7.64524	9.30374	0
01/01/2017 to 12/31/2017	9.30374	10.02216	0
01/01/2018 to 12/31/2018	10.02216	8.15565	0
01/01/2019 to 12/31/2019	8.15565	9.30734	0
01/01/2020 to 12/31/2020	9.30734	8.88661	0
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.46513	10.80972	0
01/01/2012 to 12/31/2012	10.80972	12.49876	0
01/01/2013 to 12/31/2013	12.49876	16.16160	0
01/01/2014 to 12/31/2014	16.16160	18.14438	0
01/01/2015 to 12/31/2015	18.14438	16.54707	0
01/01/2016 to 12/31/2016	16.54707	18.42075	0
01/01/2017 to 12/31/2017	18.42075	21.32252	0
01/01/2018 to 12/31/2018	21.32252	17.37801	0
01/01/2019 to 12/31/2019	17.37801	20.21851	0
01/01/2020 to 12/31/2020	20.21851	18.59574	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	9.99805	8.79506	0
01/01/2012 to 12/31/2012	8.79506	9.53337	0
01/01/2013 to 12/31/2013	9.53337	11.21815	0
01/01/2014 to 12/31/2014	11.21815	11.55756	0
01/01/2015 to 12/31/2015	11.55756	11.21457	0
01/01/2016 to 12/31/2016	11.21457	11.66623	0
01/01/2017 to 12/31/2017	11.66623	12.94158	0
01/01/2018 to 12/31/2018	12.94158	12.00431	0
01/01/2019 to 12/31/2019	12.00431	14.13170	0
01/01/2020 to 12/31/2020	14.13170	14.71851	0
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.36763	10.73432	333
01/01/2012 to 12/31/2012	10.73432	11.30483	323
01/01/2013 to 12/31/2013	11.30483	10.87439	560
01/01/2014 to 12/31/2014	10.87439	11.38303	651
01/01/2015 to 12/31/2015	11.38303	11.25306	448
01/01/2016 to 12/31/2016	11.25306	11.55520	475
01/01/2017 to 12/31/2017	11.55520	11.99624	797
01/01/2018 to 12/31/2018	11.99624	11.44757	541
01/01/2019 to 12/31/2019	11.44757	12.55369	0
01/01/2020 to 12/31/2020	12.55369	13.25272	0
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.05357	9.68945	9,842
01/01/2012 to 12/31/2012	9.68945	10.79903	9,387
01/01/2013 to 12/31/2013	10.79903	11.75851	16,082
01/01/2014 to 12/31/2014	11.75851	12.08662	12,449
01/01/2015 to 12/31/2015	12.08662	11.58176	11,799
01/01/2016 to 12/31/2016	11.58176	12.19380	58,255
01/01/2017 to 12/31/2017	12.19380	13.59275	55,839
01/01/2018 to 12/31/2018	13.59275	12.36263	53,954
01/01/2019 to 12/31/2019	12.36263	14.20530	57,784
01/01/2020 to 12/31/2020	14.20530	14.65795	53,283
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.59254	10.49952	1,409
01/01/2012 to 12/31/2012	10.49952	11.81435	13,906
01/01/2013 to 12/31/2013	11.81435	13.63409	17,094
01/01/2014 to 12/31/2014	13.63409	14.32368	21,722
01/01/2015 to 12/31/2015	14.32368	14.29579	28,264
01/01/2016 to 12/31/2016	14.29579	15.16031	40,326
01/01/2017 to 12/31/2017	15.16031	17.55127	40,971
01/01/2018 to 12/31/2018	17.55127	16.35373	41,571
01/01/2019 to 12/31/2019	16.35373	19.73136	39,542
01/01/2020 to 12/31/2020	19.73136	21.62240	36,733
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.99007	9.71160	2,230
01/01/2012 to 12/31/2012	9.71160	10.60403	9,000
01/01/2013 to 12/31/2013	10.60403	11.80510	15,625
01/01/2014 to 12/31/2014	11.80510	12.28896	17,952
01/01/2015 to 12/31/2015	12.28896	12.14719	39,609
01/01/2016 to 12/31/2016	12.14719	12.60617	70,738
01/01/2017 to 12/31/2017	12.60617	14.50774	72,137
01/01/2018 to 12/31/2018	14.50774	13.22832	62,479
01/01/2019 to 12/31/2019	13.22832	15.46111	60,618
01/01/2020 to 12/31/2020	15.46111	17.46615	57,204
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.40804	10.17985	36,090
01/01/2012 to 12/31/2012	10.17985	11.33645	46,569
01/01/2013 to 12/31/2013	11.33645	13.20498	78,022
01/01/2014 to 12/31/2014	13.20498	13.92690	82,484
01/01/2015 to 12/31/2015	13.92690	13.85466	110,542
01/01/2016 to 12/31/2016	13.85466	14.58164	100,742
01/01/2017 to 12/31/2017	14.58164	16.58958	111,586
01/01/2018 to 12/31/2018	16.58958	15.61408	129,875
01/01/2019 to 12/31/2019	15.61408	18.46124	136,065
01/01/2020 to 12/31/2020	18.46124	20.42947	127,599

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.77276	11.91843	2,162
01/01/2012 to 12/31/2012	11.91843	12.35443	2,629
01/01/2013 to 12/31/2013	12.35443	11.96593	8,160
01/01/2014 to 12/31/2014	11.96593	11.83586	5,014
01/01/2015 to 12/31/2015	11.83586	11.77554	9,173
01/01/2016 to 12/31/2016	11.77554	11.85025	10,593
01/01/2017 to 12/31/2017	11.85025	11.93304	11,778
01/01/2018 to 12/31/2018	11.93304	11.90270	11,882
01/01/2019 to 12/31/2019	11.90270	12.32937	11,722
01/01/2020 to 12/31/2020	12.32937	12.51982	18,346
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.57524	12.84647	1,058
01/01/2012 to 12/31/2012	12.84647	13.90489	4,226
01/01/2013 to 12/31/2013	13.90489	13.51422	32,270
01/01/2014 to 12/31/2014	13.51422	13.94662	13,001
01/01/2015 to 12/31/2015	13.94662	13.51743	11,906
01/01/2016 to 12/31/2016	13.51743	13.94960	11,716
01/01/2017 to 12/31/2017	13.94960	14.41424	14,583
01/01/2018 to 12/31/2018	14.41424	14.17661	12,110
01/01/2019 to 12/31/2019	14.17661	15.33112	13,689
01/01/2020 to 12/31/2020	15.33112	16.29730	12,574
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	9.88109	9.54594	11,275
01/01/2012 to 12/31/2012	9.54594	10.74833	18,256
01/01/2013 to 12/31/2013	10.74833	13.05551	12,520
01/01/2014 to 12/31/2014	13.05551	13.83039	35,764
01/01/2015 to 12/31/2015	13.83039	13.76649	69,346
01/01/2016 to 12/31/2016	13.76649	14.56220	64,741
01/01/2017 to 12/31/2017	14.56220	16.99771	74,180
01/01/2018 to 12/31/2018	16.99771	15.78215	63,282
01/01/2019 to 12/31/2019	15.78215	19.10225	61,886
01/01/2020 to 12/31/2020	19.10225	21.45112	57,231
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.76197	9.17833	0
01/01/2012 to 12/31/2012	9.17833	11.52315	760
01/01/2013 to 12/31/2013	11.52315	11.90508	736
01/01/2014 to 12/31/2014	11.90508	13.42844	2,063
01/01/2015 to 12/31/2015	13.42844	13.28358	3,416
01/01/2016 to 12/31/2016	13.28358	13.26990	3,441
01/01/2017 to 12/31/2017	13.26990	14.56915	3,330
01/01/2018 to 12/31/2018	14.56915	13.74481	2,557
01/01/2019 to 12/31/2019	13.74481	17.02803	2,456
01/01/2020 to 12/31/2020	17.02803	16.36283	2,344
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	8.36127	8.82419	0
01/01/2012 to 12/31/2012	8.82419	10.07765	18
01/01/2013 to 12/31/2013	10.07765	10.29050	2,386
01/01/2014 to 12/31/2014	10.29050	13.33818	5,228
01/01/2015 to 12/31/2015	13.33818	13.84584	8,747
01/01/2016 to 12/31/2016	13.84584	14.36896	8,506
01/01/2017 to 12/31/2017	14.36896	15.11555	8,493
01/01/2018 to 12/31/2018	15.11555	14.25356	5,313
01/01/2019 to 12/31/2019	14.25356	18.51789	5,324
01/01/2020 to 12/31/2020	18.51789	17.81454	5,719

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.15868	8.80869	0
01/01/2012 to 12/31/2012	8.80869	10.28504	0
01/01/2013 to 12/31/2013	10.28504	10.20593	0
01/01/2014 to 12/31/2014	10.20593	9.63174	0
01/01/2015 to 12/31/2015	9.63174	7.94129	279
01/01/2016 to 12/31/2016	7.94129	8.83470	270
01/01/2017 to 12/31/2017	8.83470	11.05480	263
01/01/2018 to 12/31/2018	11.05480	9.40746	254
01/01/2019 to 12/31/2019	9.40746	10.55768	246
01/01/2020 to 12/31/2020	10.55768	10.87757	238
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.70021	9.45972	1,311
01/01/2012 to 12/31/2012	9.45972	10.36217	15,691
01/01/2013 to 12/31/2013	10.36217	11.77393	20,997
01/01/2014 to 12/31/2014	11.77393	12.02477	19,045
01/01/2015 to 12/31/2015	12.02477	12.02372	17,118
01/01/2016 to 12/31/2016	12.02372	12.41117	36,892
01/01/2017 to 12/31/2017	12.41117	14.31272	39,835
01/01/2018 to 12/31/2018	14.31272	13.07285	34,514
01/01/2019 to 12/31/2019	13.07285	15.53206	35,624
01/01/2020 to 12/31/2020	15.53206	16.72529	34,441
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99973	10.07671	4,785
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.32606	10.17206	0
01/01/2012 to 12/31/2012	10.17206	11.09154	9,423
01/01/2013 to 12/31/2013	11.09154	12.06017	13,204
01/01/2014 to 12/31/2014	12.06017	12.42331	17,974
01/01/2015 to 12/31/2015	12.42331	12.18843	17,295
01/01/2016 to 12/31/2016	12.18843	12.70214	33,949
01/01/2017 to 12/31/2017	12.70214	14.12146	31,336
01/01/2018 to 12/31/2018	14.12146	12.99418	29,825
01/01/2019 to 12/31/2019	12.99418	14.92684	28,437
01/01/2020 to 12/31/2020	14.92684	16.10419	27,618
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	12.07909	12.11532	0
01/01/2012 to 12/31/2012	12.11532	13.87726	592
01/01/2013 to 12/31/2013	13.87726	19.07270	1,617
01/01/2014 to 12/31/2014	19.07270	20.24314	1,633
01/01/2015 to 12/31/2015	20.24314	18.94153	2,968
01/01/2016 to 12/31/2016	18.94153	23.31383	5,254
01/01/2017 to 12/31/2017	23.31383	25.89693	5,767
01/01/2018 to 12/31/2018	25.89693	22.03326	5,946
01/01/2019 to 12/31/2019	22.03326	26.75324	5,715
01/01/2020 to 12/31/2020	26.75324	27.13377	7,876

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.27485	10.17598	7,315
01/01/2012 to 12/31/2012	10.17598	10.07626	2,251
01/01/2013 to 12/31/2013	10.07626	9.97714	1,433
01/01/2014 to 12/31/2014	9.97714	9.87852	23,288
01/01/2015 to 12/31/2015	9.87852	9.78032	11,823
01/01/2016 to 12/31/2016	9.78032	9.68399	9,858
01/01/2017 to 12/31/2017	9.68399	9.62117	6,683
01/01/2018 to 12/31/2018	9.62117	9.64920	6,280
01/01/2019 to 12/31/2019	9.64920	9.71522	6,305
01/01/2020 to 12/31/2020	9.71522	9.64093	10,568
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.08074	11.31919	0
01/01/2012 to 12/31/2012	11.31919	12.76194	1,142
01/01/2013 to 12/31/2013	12.76194	13.54280	2,602
01/01/2014 to 12/31/2014	13.54280	13.75166	4,729
01/01/2015 to 12/31/2015	13.75166	13.13027	7,415
01/01/2016 to 12/31/2016	13.13027	15.00201	10,073
01/01/2017 to 12/31/2017	15.00201	15.96360	11,839
01/01/2018 to 12/31/2018	15.96360	15.49079	13,922
01/01/2019 to 12/31/2019	15.49079	17.68393	14,032
01/01/2020 to 12/31/2020	17.68393	17.97045	12,749
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	7.55590	7.16817	0
01/01/2012 to 12/31/2012	7.16817	8.29561	32
01/01/2013 to 12/31/2013	8.29561	11.48738	677
01/01/2014 to 12/31/2014	11.48738	12.93708	3,267
01/01/2015 to 12/31/2015	12.93708	11.80525	3,857
01/01/2016 to 12/31/2016	11.80525	14.01298	9,295
01/01/2017 to 12/31/2017	14.01298	16.53743	7,366
01/01/2018 to 12/31/2018	16.53743	14.05575	6,464
01/01/2019 to 12/31/2019	14.05575	18.02518	9,203
01/01/2020 to 12/31/2020	18.02518	17.89519	8,234
AST International Growth Portfolio
01/01/2011 to 12/31/2011	9.01789	7.77483	0
01/01/2012 to 12/31/2012	7.77483	9.26557	0
01/01/2013 to 12/31/2013	9.26557	10.92201	0
01/01/2014 to 12/31/2014	10.92201	10.21646	0
01/01/2015 to 12/31/2015	10.21646	10.43383	177
01/01/2016 to 12/31/2016	10.43383	9.94030	484
01/01/2017 to 12/31/2017	9.94030	13.32866	471
01/01/2018 to 12/31/2018	13.32866	11.43688	689
01/01/2019 to 12/31/2019	11.43688	14.95971	1,498
01/01/2020 to 12/31/2020	14.95971	19.45065	3,052
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.17929	7.94794	0
01/01/2012 to 12/31/2012	7.94794	9.18156	0
01/01/2013 to 12/31/2013	9.18156	10.86035	0
01/01/2014 to 12/31/2014	10.86035	10.03208	0
01/01/2015 to 12/31/2015	10.03208	10.01389	121
01/01/2016 to 12/31/2016	10.01389	9.97240	223
01/01/2017 to 12/31/2017	9.97240	12.12628	218
01/01/2018 to 12/31/2018	12.12628	10.06836	444
01/01/2019 to 12/31/2019	10.06836	11.96465	421
01/01/2020 to 12/31/2020	11.96465	11.77440	294

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.13569	9.97825	0
01/01/2012 to 12/31/2012	9.97825	11.22134	4,842
01/01/2013 to 12/31/2013	11.22134	12.91910	5,595
01/01/2014 to 12/31/2014	12.91910	13.60521	5,755
01/01/2015 to 12/31/2015	13.60521	13.32949	12,579
01/01/2016 to 12/31/2016	13.32949	13.88622	21,440
01/01/2017 to 12/31/2017	13.88622	16.08024	31,265
01/01/2018 to 12/31/2018	16.08024	14.74659	20,087
01/01/2019 to 12/31/2019	14.74659	17.43752	20,683
01/01/2020 to 12/31/2020	17.43752	19.53693	21,225
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	9.09678	8.18270	0
01/01/2012 to 12/31/2012	8.18270	9.87658	38
01/01/2013 to 12/31/2013	9.87658	11.28094	1,177
01/01/2014 to 12/31/2014	11.28094	10.45830	5,285
01/01/2015 to 12/31/2015	10.45830	10.06541	7,770
01/01/2016 to 12/31/2016	10.06541	10.15840	13,345
01/01/2017 to 12/31/2017	10.15840	13.03844	17,596
01/01/2018 to 12/31/2018	13.03844	10.65367	16,625
01/01/2019 to 12/31/2019	10.65367	13.41967	14,512
01/01/2020 to 12/31/2020	13.41967	15.02475	15,272
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.65289	10.57215	0
01/01/2012 to 12/31/2012	10.57215	11.58947	5,069
01/01/2013 to 12/31/2013	11.58947	12.74066	4,886
01/01/2014 to 12/31/2014	12.74066	13.30181	7,091
01/01/2015 to 12/31/2015	13.30181	13.14611	7,319
01/01/2016 to 12/31/2016	13.14611	13.51574	10,350
01/01/2017 to 12/31/2017	13.51574	15.00708	10,368
01/01/2018 to 12/31/2018	15.00708	14.09612	10,756
01/01/2019 to 12/31/2019	14.09612	15.99541	10,299
01/01/2020 to 12/31/2020	15.99541	17.63488	13,626
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.35164	11.31377	0
01/01/2012 to 12/31/2012	11.31377	12.90295	0
01/01/2013 to 12/31/2013	12.90295	17.43738	0
01/01/2014 to 12/31/2014	17.43738	18.90555	123
01/01/2015 to 12/31/2015	18.90555	20.70893	112
01/01/2016 to 12/31/2016	20.70893	20.20390	239
01/01/2017 to 12/31/2017	20.20390	27.17167	159
01/01/2018 to 12/31/2018	27.17167	26.46778	452
01/01/2019 to 12/31/2019	26.46778	34.74953	441
01/01/2020 to 12/31/2020	34.74953	52.99759	3,224
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	9.74903	9.56442	2,470
01/01/2012 to 12/31/2012	9.56442	10.63120	16
01/01/2013 to 12/31/2013	10.63120	14.37959	0
01/01/2014 to 12/31/2014	14.37959	15.74482	918
01/01/2015 to 12/31/2015	15.74482	17.15902	3,508
01/01/2016 to 12/31/2016	17.15902	17.93663	6,527
01/01/2017 to 12/31/2017	17.93663	23.61802	8,926
01/01/2018 to 12/31/2018	23.61802	22.75449	10,392
01/01/2019 to 12/31/2019	22.75449	29.65526	11,501
01/01/2020 to 12/31/2020	29.65526	38.63746	12,095

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.33903	9.91614	314
01/01/2012 to 12/31/2012	9.91614	12.08368	337
01/01/2013 to 12/31/2013	12.08368	15.27018	4,344
01/01/2014 to 12/31/2014	15.27018	15.66783	4,112
01/01/2015 to 12/31/2015	15.66783	15.28549	4,825
01/01/2016 to 12/31/2016	15.28549	16.21071	4,324
01/01/2017 to 12/31/2017	16.21071	19.87703	6,521
01/01/2018 to 12/31/2018	19.87703	17.79928	8,219
01/01/2019 to 12/31/2019	17.79928	22.90247	7,551
01/01/2020 to 12/31/2020	22.90247	25.89091	6,797
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99918	10.37057	17
01/01/2013 to 12/31/2013	10.37057	12.20998	0
01/01/2014 to 12/31/2014	12.20998	12.71038	1,615
01/01/2015 to 12/31/2015	12.71038	12.42824	1,589
01/01/2016 to 12/31/2016	12.42824	12.83725	1,745
01/01/2017 to 12/31/2017	12.83725	14.80668	2,688
01/01/2018 to 12/31/2018	14.80668	13.44632	2,614
01/01/2019 to 12/31/2019	13.44632	16.34372	3,189
01/01/2020 to 12/31/2020	16.34372	17.77964	19,190
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.04775	9.88927	0
01/01/2012 to 12/31/2012	9.88927	11.46400	15
01/01/2013 to 12/31/2013	11.46400	15.51686	6,540
01/01/2014 to 12/31/2014	15.51686	16.70138	2,126
01/01/2015 to 12/31/2015	16.70138	17.73141	5,454
01/01/2016 to 12/31/2016	17.73141	17.89169	9,454
01/01/2017 to 12/31/2017	17.89169	23.15489	10,751
01/01/2018 to 12/31/2018	23.15489	23.41734	13,070
01/01/2019 to 12/31/2019	23.41734	31.94467	13,410
01/01/2020 to 12/31/2020	31.94467	41.26780	13,214
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.42903	11.93976	0
01/01/2012 to 12/31/2012	11.93976	14.14015	1,396
01/01/2013 to 12/31/2013	14.14015	18.50694	2,504
01/01/2014 to 12/31/2014	18.50694	20.43596	5,031
01/01/2015 to 12/31/2015	20.43596	19.08331	9,822
01/01/2016 to 12/31/2016	19.08331	19.20543	11,310
01/01/2017 to 12/31/2017	19.20543	24.16719	11,658
01/01/2018 to 12/31/2018	24.16719	22.88626	10,786
01/01/2019 to 12/31/2019	22.88626	29.49267	15,236
01/01/2020 to 12/31/2020	29.49267	39.37383	14,780
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.97960	9.63540	0
01/01/2012 to 12/31/2012	9.63540	11.17393	23
01/01/2013 to 12/31/2013	11.17393	15.71072	2,215
01/01/2014 to 12/31/2014	15.71072	17.77178	3,289
01/01/2015 to 12/31/2015	17.77178	16.60400	6,129
01/01/2016 to 12/31/2016	16.60400	19.43671	9,777
01/01/2017 to 12/31/2017	19.43671	21.89837	11,748
01/01/2018 to 12/31/2018	21.89837	18.11547	10,325
01/01/2019 to 12/31/2019	18.11547	21.70530	9,686
01/01/2020 to 12/31/2020	21.70530	21.10671	10,633

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.15697	11.15675	59,232
01/01/2012 to 12/31/2012	11.15675	12.19226	56,097
01/01/2013 to 12/31/2013	12.19226	13.18351	54,932
01/01/2014 to 12/31/2014	13.18351	13.80684	67,255
01/01/2015 to 12/31/2015	13.80684	13.68969	85,772
01/01/2016 to 12/31/2016	13.68969	14.30327	117,927
01/01/2017 to 12/31/2017	14.30327	15.59655	111,480
01/01/2018 to 12/31/2018	15.59655	15.00285	131,207
01/01/2019 to 12/31/2019	15.00285	17.04382	126,955
01/01/2020 to 12/31/2020	17.04382	18.40748	123,975
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.65573	8.96603	1,599
01/01/2012 to 12/31/2012	8.96603	10.02421	2,311
01/01/2013 to 12/31/2013	10.02421	11.61472	3,986
01/01/2014 to 12/31/2014	11.61472	12.55744	33,927
01/01/2015 to 12/31/2015	12.55744	12.35696	57,879
01/01/2016 to 12/31/2016	12.35696	13.46983	58,768
01/01/2017 to 12/31/2017	13.46983	15.48350	86,855
01/01/2018 to 12/31/2018	15.48350	14.16509	96,986
01/01/2019 to 12/31/2019	14.16509	16.71458	96,298
01/01/2020 to 12/31/2020	16.71458	17.51827	90,630
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	8.64622	8.85664	1,546
01/01/2012 to 12/31/2012	8.85664	10.41779	1,532
01/01/2013 to 12/31/2013	10.41779	13.65949	2,489
01/01/2014 to 12/31/2014	13.65949	15.85219	3,284
01/01/2015 to 12/31/2015	15.85219	16.17865	3,413
01/01/2016 to 12/31/2016	16.17865	18.39686	7,896
01/01/2017 to 12/31/2017	18.39686	22.26804	10,039
01/01/2018 to 12/31/2018	22.26804	20.23491	10,090
01/01/2019 to 12/31/2019	20.23491	24.93613	10,020
01/01/2020 to 12/31/2020	24.93613	23.40867	10,101
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99918	8.93992	0
01/01/2012 to 12/31/2012	8.93992	10.01604	0
01/01/2013 to 12/31/2013	10.01604	12.13798	0
01/01/2014 to 12/31/2014	12.13798	12.79898	233
01/01/2015 to 12/31/2015	12.79898	12.69136	925
01/01/2016 to 12/31/2016	12.69136	13.36031	493
01/01/2017 to 12/31/2017	13.36031	15.63441	8,285
01/01/2018 to 12/31/2018	15.63441	14.46842	14,417
01/01/2019 to 12/31/2019	14.46842	17.36278	17,654
01/01/2020 to 12/31/2020	17.36278	19.18082	16,615
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	10.41905	8.96343	354
01/01/2012 to 12/31/2012	8.96343	10.65604	369
01/01/2013 to 12/31/2013	10.65604	14.85632	1,278
01/01/2014 to 12/31/2014	14.85632	15.43593	1,968
01/01/2015 to 12/31/2015	15.43593	15.48715	5,973
01/01/2016 to 12/31/2016	15.48715	16.51462	7,456
01/01/2017 to 12/31/2017	16.51462	20.87920	8,751
01/01/2018 to 12/31/2018	20.87920	18.42985	10,952
01/01/2019 to 12/31/2019	18.42985	24.90454	11,164
01/01/2020 to 12/31/2020	24.90454	33.33401	12,530

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.06406	11.82778	0
01/01/2012 to 12/31/2012	11.82778	13.13644	0
01/01/2013 to 12/31/2013	13.13644	17.58113	0
01/01/2014 to 12/31/2014	17.58113	18.07191	1,089
01/01/2015 to 12/31/2015	18.07191	18.03357	1,176
01/01/2016 to 12/31/2016	18.03357	20.01168	1,411
01/01/2017 to 12/31/2017	20.01168	24.55270	1,295
01/01/2018 to 12/31/2018	24.55270	22.26553	1,222
01/01/2019 to 12/31/2019	22.26553	28.68509	2,026
01/01/2020 to 12/31/2020	28.68509	42.14436	1,742
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.30053	9.58913	0
01/01/2012 to 12/31/2012	9.58913	11.21832	23
01/01/2013 to 12/31/2013	11.21832	15.26149	3,645
01/01/2014 to 12/31/2014	15.26149	15.90635	1,575
01/01/2015 to 12/31/2015	15.90635	15.07015	2,752
01/01/2016 to 12/31/2016	15.07015	19.27868	5,117
01/01/2017 to 12/31/2017	19.27868	20.49063	3,630
01/01/2018 to 12/31/2018	20.49063	16.82275	5,368
01/01/2019 to 12/31/2019	16.82275	20.31714	4,312
01/01/2020 to 12/31/2020	20.31714	20.28945	3,785
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.52807	10.63067	3,039
01/01/2012 to 12/31/2012	10.63067	11.94592	23,637
01/01/2013 to 12/31/2013	11.94592	13.81861	32,182
01/01/2014 to 12/31/2014	13.81861	14.48626	39,114
01/01/2015 to 12/31/2015	14.48626	14.34890	45,867
01/01/2016 to 12/31/2016	14.34890	15.27883	82,583
01/01/2017 to 12/31/2017	15.27883	17.45860	102,240
01/01/2018 to 12/31/2018	17.45860	16.36414	98,803
01/01/2019 to 12/31/2019	16.36414	19.57926	98,217
01/01/2020 to 12/31/2020	19.57926	21.81517	95,121
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.20897	10.91000	0
01/01/2012 to 12/31/2012	10.91000	12.70117	0
01/01/2013 to 12/31/2013	12.70117	18.11188	1,087
01/01/2014 to 12/31/2014	18.11188	19.42910	5,419
01/01/2015 to 12/31/2015	19.42910	21.08029	9,928
01/01/2016 to 12/31/2016	21.08029	21.43515	9,524
01/01/2017 to 12/31/2017	21.43515	29.26401	9,793
01/01/2018 to 12/31/2018	29.26401	30.09300	4,083
01/01/2019 to 12/31/2019	30.09300	38.20629	4,763
01/01/2020 to 12/31/2020	38.20629	52.88590	4,760
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.25078	8.12903	0
01/01/2012 to 12/31/2012	8.12903	9.12709	19
01/01/2013 to 12/31/2013	9.12709	12.16608	1,169
01/01/2014 to 12/31/2014	12.16608	12.23327	2,902
01/01/2015 to 12/31/2015	12.23327	11.37778	2,087
01/01/2016 to 12/31/2016	11.37778	11.95569	1,841
01/01/2017 to 12/31/2017	11.95569	13.79697	2,603
01/01/2018 to 12/31/2018	13.79697	12.33326	8,386
01/01/2019 to 12/31/2019	12.33326	15.38238	33,000
01/01/2020 to 12/31/2020	15.38238	15.54840	57,586

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	12.17409	10.25550	854
01/01/2012 to 12/31/2012	10.25550	10.52125	853
01/01/2013 to 12/31/2013	10.52125	12.01930	4,036
01/01/2014 to 12/31/2014	12.01930	10.90540	3,053
01/01/2015 to 12/31/2015	10.90540	8.71869	2,325
01/01/2016 to 12/31/2016	8.71869	10.75741	5,898
01/01/2017 to 12/31/2017	10.75741	11.74892	6,098
01/01/2018 to 12/31/2018	11.74892	9.69486	6,071
01/01/2019 to 12/31/2019	9.69486	11.21779	6,119
01/01/2020 to 12/31/2020	11.21779	10.86002	5,654
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.42410	9.96483	0
01/01/2012 to 12/31/2012	9.96483	11.68256	23
01/01/2013 to 12/31/2013	11.68256	15.31633	5,856
01/01/2014 to 12/31/2014	15.31633	17.43481	2,771
01/01/2015 to 12/31/2015	17.43481	16.12146	4,122
01/01/2016 to 12/31/2016	16.12146	18.19606	3,010
01/01/2017 to 12/31/2017	18.19606	21.35480	2,866
01/01/2018 to 12/31/2018	21.35480	17.64836	1,679
01/01/2019 to 12/31/2019	17.64836	20.81892	1,615
01/01/2020 to 12/31/2020	20.81892	19.41485	1,016
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	9.80618	8.70580	0
01/01/2012 to 12/31/2012	8.70580	9.56832	35
01/01/2013 to 12/31/2013	9.56832	11.41596	0
01/01/2014 to 12/31/2014	11.41596	11.92516	4,247
01/01/2015 to 12/31/2015	11.92516	11.73237	5,333
01/01/2016 to 12/31/2016	11.73237	12.37437	11,290
01/01/2017 to 12/31/2017	12.37437	13.91758	15,663
01/01/2018 to 12/31/2018	13.91758	13.09050	9,817
01/01/2019 to 12/31/2019	13.09050	15.62487	10,167
01/01/2020 to 12/31/2020	15.62487	16.50039	9,403
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	11.05727	11.60740	0
01/01/2012 to 12/31/2012	11.60740	12.39484	1,828
01/01/2013 to 12/31/2013	12.39484	12.08896	1,727
01/01/2014 to 12/31/2014	12.08896	12.83064	1,641
01/01/2015 to 12/31/2015	12.83064	12.86080	2,675
01/01/2016 to 12/31/2016	12.86080	13.38950	3,385
01/01/2017 to 12/31/2017	13.38950	14.09350	3,999
01/01/2018 to 12/31/2018	14.09350	13.63727	16,922
01/01/2019 to 12/31/2019	13.63727	15.16307	21,036
01/01/2020 to 12/31/2020	15.16307	16.23027	22,584
*Denotes the start date of these sub-accounts

FINANCIAL INFORMATION

A-1

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$5,390,928	$12,186,234	$18,760,377	$16,791,126	$10,712,334
Net Assets	$5,390,928	$12,186,234	$18,760,377	$16,791,126	$10,712,334

NET ASSETS, representing:
Accumulation units	$5,390,928	$12,186,234	$18,760,377	$16,791,126	$10,712,334
	$5,390,928	$12,186,234	$18,760,377	$16,791,126	$10,712,334

Units outstanding	4,551,027	3,863,280	3,289,972	4,160,350	1,982,638

Portfolio shares held	539,093	772,258	230,189	450,406	1,733,387
Portfolio net asset value per share	$10.00	$15.78	$81.50	$37.28	$6.18
Investment in portfolio shares, at cost	$5,390,928	$8,799,243	$6,410,476	$8,972,095	$9,112,643

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$16,389	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	76,004	171,414	235,131	232,057	154,225
NET INVESTMENT INCOME (LOSS)	(59,615)	(171,414)	(235,131)	(232,057)	(154,225)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	442,434	1,717,465	1,110,691	152,661
Net change in unrealized appreciation (depreciation) on investments	—	554,611	2,584,356	(867,162)	530,702
NET GAIN (LOSS) ON INVESTMENTS	—	997,045	4,301,821	243,529	683,363

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(59,615)	$825,631	$4,066,690	$11,472	$529,138
The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
ASSETS
Investment in the portfolios, at fair value	$42,620,546	$4,186,430	$30,867,533	$8,500,228	$1,488,275
Net Assets	$42,620,546	$4,186,430	$30,867,533	$8,500,228	$1,488,275

NET ASSETS, representing:
Accumulation units	$42,620,546	$4,186,430	$30,867,533	$8,500,228	$1,488,275
	$42,620,546	$4,186,430	$30,867,533	$8,500,228	$1,488,275

Units outstanding	5,580,935	1,055,977	3,508,456	939,087	613,481

Portfolio shares held	486,203	87,108	242,117	177,978	87,136
Portfolio net asset value per share	$87.66	$48.06	$127.49	$47.76	$17.08
Investment in portfolio shares, at cost	$27,645,809	$1,755,638	$6,041,893	$5,303,176	$1,237,483

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$7,685

EXPENSES
Charges for mortality and expense risk,
and for administration	401,305	54,026	383,257	71,250	19,198
NET INVESTMENT INCOME (LOSS)	(401,305)	(54,026)	(383,257)	(71,250)	(11,513)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	59,773
Net realized gain (loss) on shares redeemed	2,025,717	305,138	5,052,164	235,928	27,621
Net change in unrealized appreciation (depreciation) on investments	4,235,244	195,580	7,178,929	616,237	94,610
NET GAIN (LOSS) ON INVESTMENTS	6,260,961	500,718	12,231,093	852,165	182,004

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,859,656	$446,692	$11,847,836	$780,915	$170,491
The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$5,603,595	$7,128,740	$5,675,386	$4,607,853	$1,548,105
Net Assets	$5,603,595	$7,128,740	$5,675,386	$4,607,853	$1,548,105

NET ASSETS, representing:
Accumulation units	$5,603,595	$7,128,740	$5,675,386	$4,607,853	$1,548,105
	$5,603,595	$7,128,740	$5,675,386	$4,607,853	$1,548,105

Units outstanding	1,252,136	1,821,168	1,022,069	1,075,255	315,058

Portfolio shares held	213,796	234,267	115,003	120,593	47,098
Portfolio net asset value per share	$26.21	$30.43	$49.35	$38.21	$32.87
Investment in portfolio shares, at cost	$4,942,654	$6,668,185	$3,474,162	$3,897,818	$1,071,147

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$116,962	$89,401	$28,348	$53,787	$10,187

EXPENSES
Charges for mortality and expense risk,
and for administration	70,235	94,555	73,868	55,832	19,634
NET INVESTMENT INCOME (LOSS)	46,727	(5,154)	(45,520)	(2,045)	(9,447)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	118,935	1,542,225	428,574	—	56,157
Net realized gain (loss) on shares redeemed	53,631	168,123	416,600	(26,040)	50,421
Net change in unrealized appreciation (depreciation) on investments	(278,261)	(910,555)	632,508	584,441	96,078
NET GAIN (LOSS) ON INVESTMENTS	(105,695)	799,793	1,477,682	558,401	202,656

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(58,968)	$794,639	$1,432,162	$556,356	$193,209
The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$7,717,224	$1,610,575	$2,679,252	$3,743,068	$1,120,814
Net Assets	$7,717,224	$1,610,575	$2,679,252	$3,743,068	$1,120,814

NET ASSETS, representing:
Accumulation units	$7,717,224	$1,610,575	$2,679,252	$3,743,068	$1,120,814
	$7,717,224	$1,610,575	$2,679,252	$3,743,068	$1,120,814

Units outstanding	1,115,059	368,261	442,289	736,801	433,690

Portfolio shares held	104,555	144,188	115,935	75,117	122,226
Portfolio net asset value per share	$73.81	$11.17	$23.11	$49.83	$9.17
Investment in portfolio shares, at cost	$3,688,092	$1,086,627	$2,181,575	$1,074,416	$1,187,255

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$34,584	$—	$—	$7,101

EXPENSES
Charges for mortality and expense risk,
and for administration	99,334	21,002	32,102	44,583	14,338
NET INVESTMENT INCOME (LOSS)	(99,334)	13,582	(32,102)	(44,583)	(7,237)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	458,860	40,088	308,513	—	28,404
Net realized gain (loss) on shares redeemed	725,192	61,937	5,124	261,433	(43,045)
Net change in unrealized appreciation (depreciation) on investments	792,568	(167,214)	730,062	645,659	113,082
NET GAIN (LOSS) ON INVESTMENTS	1,976,620	(65,189)	1,043,699	907,092	98,441

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,877,286	$(51,607)	$1,011,597	$862,509	$91,204
The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$531,944	$6,263,465	$556,867	$8,184,609	$1,804,871
Net Assets	$531,944	$6,263,465	$556,867	$8,184,609	$1,804,871

NET ASSETS, representing:
Accumulation units	$531,944	$6,263,465	$556,867	$8,184,609	$1,804,871
	$531,944	$6,263,465	$556,867	$8,184,609	$1,804,871

Units outstanding	201,639	1,745,374	157,136	1,305,421	631,775

Portfolio shares held	7,439	220,622	11,655	295,687	147,216
Portfolio net asset value per share	$71.51	$28.39	$47.78	$27.68	$12.26
Investment in portfolio shares, at cost	$329,570	$3,030,318	$332,546	$2,283,613	$922,474

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$1,666	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	6,295	84,767	7,702	108,109	25,970
NET INVESTMENT INCOME (LOSS)	(6,295)	(84,767)	(6,036)	(108,109)	(25,970)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	36,973	—	38,969	—	—
Net realized gain (loss) on shares redeemed	36,444	416,200	27,070	949,240	183,600
Net change in unrealized appreciation (depreciation) on investments	63,422	(426,818)	60,874	1,804,112	279,572
NET GAIN (LOSS) ON INVESTMENTS	136,839	(10,618)	126,913	2,753,352	463,172

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$130,544	$(95,385)	$120,877	$2,645,243	$437,202
The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio
ASSETS
Investment in the portfolios, at fair value	$27,821,195	$168,535,948	$81,724,198	$33,441,059	$24,342,369
Net Assets	$27,821,195	$168,535,948	$81,724,198	$33,441,059	$24,342,369

NET ASSETS, representing:
Accumulation units	$27,821,195	$168,535,948	$81,724,198	$33,441,059	$24,342,369
	$27,821,195	$168,535,948	$81,724,198	$33,441,059	$24,342,369

Units outstanding	1,245,415	10,391,065	4,546,368	2,106,253	721,696

Portfolio shares held	1,980,156	7,280,171	4,648,703	2,863,104	746,241
Portfolio net asset value per share	$14.05	$23.15	$17.58	$11.68	$32.62
Investment in portfolio shares, at cost	$22,670,583	$123,458,155	$66,779,376	$27,838,715	$14,306,906

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	317,269	2,342,112	921,246	353,294	269,249
NET INVESTMENT INCOME (LOSS)	(317,269)	(2,342,112)	(921,246)	(353,294)	(269,249)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,651,574	15,180,762	(4,334,210)	1,513,324	2,371,877
Net change in unrealized appreciation (depreciation) on investments	(2,967,105)	423,640	5,244,176	(618,497)	3,399,142
NET GAIN (LOSS) ON INVESTMENTS	(1,315,531)	15,604,402	909,966	894,827	5,771,019

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,632,800)	$13,262,290	$(11,280)	$541,533	$5,501,770

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$9,774,017	$13,817,785	$74,072,266	$38,727,481	$60,329,947
Net Assets	$9,774,017	$13,817,785	$74,072,266	$38,727,481	$60,329,947

NET ASSETS, representing:
Accumulation units	$9,774,017	$13,817,785	$74,072,266	$38,727,481	$60,329,947
	$9,774,017	$13,817,785	$74,072,266	$38,727,481	$60,329,947

Units outstanding	501,304	676,787	2,254,617	1,782,575	1,548,528

Portfolio shares held	404,721	472,888	4,679,233	1,167,545	717,701
Portfolio net asset value per share	$24.15	$29.22	$15.83	$33.17	$84.06
Investment in portfolio shares, at cost	$7,331,589	$10,532,634	$44,361,845	$27,716,522	$34,950,019

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	116,680	155,187	849,966	421,474	762,491
NET INVESTMENT INCOME (LOSS)	(116,680)	(155,187)	(849,966)	(421,474)	(762,491)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(281,398)	(907,552)	8,379,634	(158,653)	12,017,953
Net change in unrealized appreciation (depreciation) on investments	221,908	550,537	9,223,298	103,177	1,272,271
NET GAIN (LOSS) ON INVESTMENTS	(59,490)	(357,015)	17,602,932	(55,476)	13,290,224

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(176,170)	$(512,202)	$16,752,966	$(476,950)	$12,527,733

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
ASSETS
Investment in the portfolios, at fair value	$28,722,665	$33,857,871	$27,527,863	$28,576,276	$27,662,454
Net Assets	$28,722,665	$33,857,871	$27,527,863	$28,576,276	$27,662,454

NET ASSETS, representing:
Accumulation units	$28,722,665	$33,857,871	$27,527,863	$28,576,276	$27,662,454
	$28,722,665	$33,857,871	$27,527,863	$28,576,276	$27,662,454

Units outstanding	774,427	1,603,567	2,574,321	1,093,272	2,755,797

Portfolio shares held	659,685	976,575	2,371,048	863,593	1,256,242
Portfolio net asset value per share	$43.54	$34.67	$11.61	$33.09	$22.02
Investment in portfolio shares, at cost	$17,973,286	$26,109,450	$26,200,729	$23,393,087	$23,074,951

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	322,481	372,024	278,036	324,843	315,529
NET INVESTMENT INCOME (LOSS)	(322,481)	(372,024)	(278,036)	(324,843)	(315,529)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,283,665	(1,003,109)	487,204	576,644	(3,260,468)
Net change in unrealized appreciation (depreciation) on investments	2,003,941	154,647	158,753	(3,141,412)	2,034,706
NET GAIN (LOSS) ON INVESTMENTS	6,287,606	(848,462)	645,957	(2,564,768)	(1,225,762)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,965,125	$(1,220,486)	$367,921	$(2,889,611)	$(1,541,291)

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,205,420,916	$38,256,152	$28,580,531	$—	$149,134,863
Net Assets	$1,205,420,916	$38,256,152	$28,580,531	$—	$149,134,863

NET ASSETS, representing:
Accumulation units	$1,205,420,916	$38,256,152	$28,580,531	$—	$149,134,863
	$1,205,420,916	$38,256,152	$28,580,531	$—	$149,134,863

Units outstanding	60,620,266	1,528,355	1,750,414	—	9,364,242

Portfolio shares held	31,965,551	1,389,112	781,529	—	8,026,634
Portfolio net asset value per share	$37.71	$27.54	$36.57	$—	$18.58
Investment in portfolio shares, at cost	$795,570,095	$26,123,971	$21,199,036	$—	$114,018,305

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	11/13/2020**	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	16,457,051	426,846	350,945	158,705	2,082,356
NET INVESTMENT INCOME (LOSS)	(16,457,051)	(426,846)	(350,945)	(158,705)	(2,082,356)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	109,884,171	3,006,766	257,265	(220,327)	11,000,451
Net change in unrealized appreciation (depreciation) on investments	(2,006,517)	660,327	1,802,979	(557,721)	(6,900,568)
NET GAIN (LOSS) ON INVESTMENTS	107,877,654	3,667,093	2,060,244	(778,048)	4,099,883

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$91,420,603	$3,240,247	$1,709,299	$(936,753)	$2,017,527

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio
ASSETS
Investment in the portfolios, at fair value	$795,758,980	$257,723,901	$774,354,120	$485,013,286	$388,501,839
Net Assets	$795,758,980	$257,723,901	$774,354,120	$485,013,286	$388,501,839

NET ASSETS, representing:
Accumulation units	$795,758,980	$257,723,901	$774,354,120	$485,013,286	$388,501,839
	$795,758,980	$257,723,901	$774,354,120	$485,013,286	$388,501,839

Units outstanding	38,270,208	17,948,957	40,432,198	29,998,214	23,005,944

Portfolio shares held	32,243,071	15,340,708	33,829,363	24,619,964	21,728,291
Portfolio net asset value per share	$24.68	$16.80	$22.89	$19.70	$17.88
Investment in portfolio shares, at cost	$529,062,044	$206,609,804	$502,197,348	$359,886,647	$279,212,387

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	10,806,927	3,735,616	10,748,563	6,987,611	5,324,414
NET INVESTMENT INCOME (LOSS)	(10,806,927)	(3,735,616)	(10,748,563)	(6,987,611)	(5,324,414)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	65,679,157	15,156,980	66,829,924	36,228,946	30,259,601
Net change in unrealized appreciation (depreciation) on investments	4,829,487	(10,288,608)	2,045,554	399,872	(9,447,175)
NET GAIN (LOSS) ON INVESTMENTS	70,508,644	4,868,372	68,875,478	36,628,818	20,812,426

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$59,701,717	$1,132,756	$58,126,915	$29,641,207	$15,488,012
The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,106,366,442	$650,283,383	$125,572,430	$53,122,582	$33,902,124
Net Assets	$1,106,366,442	$650,283,383	$125,572,430	$53,122,582	$33,902,124

NET ASSETS, representing:
Accumulation units	$1,106,366,442	$650,283,383	$125,572,430	$53,122,582	$33,902,124
	$1,106,366,442	$650,283,383	$125,572,430	$53,122,582	$33,902,124

Units outstanding	59,218,690	32,733,264	2,941,444	5,655,035	903,204

Portfolio shares held	57,206,124	27,163,049	1,946,256	53,122,582	430,667
Portfolio net asset value per share	$19.34	$23.94	$64.52	$1.00	$78.72
Investment in portfolio shares, at cost	$857,510,865	$427,651,371	$70,853,625	$53,122,582	$18,134,741

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$50,307	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	14,900,860	8,930,496	1,364,022	467,204	357,633
NET INVESTMENT INCOME (LOSS)	(14,900,860)	(8,930,496)	(1,364,022)	(416,897)	(357,633)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	48,217,019	71,105,758	18,887,025	—	3,306,096
Net change in unrealized appreciation (depreciation) on investments	(25,138,819)	(24,359,461)	14,546,395	—	7,396,703
NET GAIN (LOSS) ON INVESTMENTS	23,078,200	46,746,297	33,433,420	—	10,702,799

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$8,177,340	$37,815,801	$32,069,398	$(416,897)	$10,345,166
The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$199,391,118	$14,824,392	$28,471,435	$84,250,993	$137,137,998
Net Assets	$199,391,118	$14,824,392	$28,471,435	$84,250,993	$137,137,998

NET ASSETS, representing:
Accumulation units	$199,391,118	$14,824,392	$28,471,435	$84,250,993	$137,137,998
	$199,391,118	$14,824,392	$28,471,435	$84,250,993	$137,137,998

Units outstanding	15,205,472	1,158,732	1,291,440	4,906,327	9,361,656

Portfolio shares held	12,548,214	695,002	1,056,062	8,694,633	9,022,237
Portfolio net asset value per share	$15.89	$21.33	$26.96	$9.69	$15.20
Investment in portfolio shares, at cost	$175,631,289	$12,563,700	$18,023,623	$79,360,214	$118,438,821

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	2,619,329	155,260	286,650	5,926,725	1,649,308
NET INVESTMENT INCOME (LOSS)	(2,619,329)	(155,260)	(286,650)	(5,926,725)	(1,649,308)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,013,883	(435,077)	2,180,371	140,909,247	6,550,606
Net change in unrealized appreciation (depreciation) on investments	347,946	182,167	3,792,759	(2,144,124)	2,330,499
NET GAIN (LOSS) ON INVESTMENTS	13,361,829	(252,910)	5,973,130	138,765,123	8,881,105

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$10,742,500	$(408,170)	$5,686,480	$132,838,398	$7,231,797
The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
ASSETS
Investment in the portfolios, at fair value	$9,327,365	$32,397,019	$36,839,870	$411,854,914	$237,985,653
Net Assets	$9,327,365	$32,397,019	$36,839,870	$411,854,914	$237,985,653

NET ASSETS, representing:
Accumulation units	$9,327,365	$32,397,019	$36,839,870	$411,854,914	$237,985,653
	$9,327,365	$32,397,019	$36,839,870	$411,854,914	$237,985,653

Units outstanding	552,177	2,954,029	1,573,285	24,256,955	12,961,729

Portfolio shares held	643,267	3,160,685	1,436,812	22,616,964	11,677,412
Portfolio net asset value per share	$14.50	$10.25	$25.64	$18.21	$20.38
Investment in portfolio shares, at cost	$7,742,377	$25,233,597	$27,126,988	$290,629,421	$168,214,416

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	109,821	332,976	391,830	5,544,819	3,109,391
NET INVESTMENT INCOME (LOSS)	(109,821)	(332,976)	(391,830)	(5,544,819)	(3,109,391)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	274,691	(1,932,238)	(203,288)	32,567,203	18,344,071
Net change in unrealized appreciation (depreciation) on investments	(487,909)	4,337,868	1,347,408	7,142,803	4,011,857
NET GAIN (LOSS) ON INVESTMENTS	(213,218)	2,405,630	1,144,120	39,710,006	22,355,928

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(323,039)	$2,072,654	$752,290	$34,165,187	$19,246,537

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care
ASSETS
Investment in the portfolios, at fair value	$220,059,201	$536,860	$80,593	$315,915	$413,381
Net Assets	$220,059,201	$536,860	$80,593	$315,915	$413,381

NET ASSETS, representing:
Accumulation units	$220,059,201	$536,860	$80,593	$315,915	$413,381
	$220,059,201	$536,860	$80,593	$315,915	$413,381

Units outstanding	14,921,715	15,125	2,988	22,762	12,837

Portfolio shares held	13,216,769	7,050	1,296	7,592	5,478
Portfolio net asset value per share	$16.65	$76.15	$62.19	$41.61	$75.46
Investment in portfolio shares, at cost	$174,055,385	$496,213	$59,136	$212,859	$350,574

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$517	$1,897	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	2,947,270	6,009	999	4,090	4,770
NET INVESTMENT INCOME (LOSS)	(2,947,270)	(6,009)	(482)	(2,193)	(4,770)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	157,500	686	20,622	47,756
Net realized gain (loss) on shares redeemed	11,004,522	10,161	(7,957)	19,099	7,391
Net change in unrealized appreciation (depreciation) on investments	1,662,078	(57,093)	23,862	(44,323)	(5,781)
NET GAIN (LOSS) ON INVESTMENTS	12,666,600	110,568	16,591	(4,602)	49,366

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$9,719,330	$104,559	$16,109	$(6,795)	$44,596

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
ASSETS
Investment in the portfolios, at fair value	$408,033	$111,529	$231,965	$151,362	$86,840
Net Assets	$408,033	$111,529	$231,965	$151,362	$86,840

NET ASSETS, representing:
Accumulation units	$408,033	$111,529	$231,965	$151,362	$86,840
	$408,033	$111,529	$231,965	$151,362	$86,840

Units outstanding	16,987	4,434	12,031	10,418	3,255

Portfolio shares held	4,500	2,339	5,893	2,603	2,375
Portfolio net asset value per share	$90.68	$47.68	$39.36	$58.15	$36.56
Investment in portfolio shares, at cost	$313,185	$92,890	$208,573	$143,836	$78,483

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$671	$—	$1,038	$2,260	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	4,742	1,519	3,648	2,041	1,339
NET INVESTMENT INCOME (LOSS)	(4,071)	(1,519)	(2,610)	219	(1,339)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	7,425	8,761	20,775	4,248	10,105
Net realized gain (loss) on shares redeemed	(21,917)	(23,676)	(56,374)	(21)	(20,030)
Net change in unrealized appreciation (depreciation) on investments	52,418	18,714	15,097	(12,491)	9,928
NET GAIN (LOSS) ON INVESTMENTS	37,926	3,799	(20,502)	(8,264)	3

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$33,855	$2,280	$(23,112)	$(8,045)	$(1,336)
The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
ASSETS
Investment in the portfolios, at fair value	$196,347	$25,131	$191,183	$256,168	$217,014
Net Assets	$196,347	$25,131	$191,183	$256,168	$217,014

NET ASSETS, representing:
Accumulation units	$196,347	$25,131	$191,183	$256,168	$217,014
	$196,347	$25,131	$191,183	$256,168	$217,014

Units outstanding	9,974	2,046	10,928	8,034	13,011

Portfolio shares held	4,629	779	5,116	3,317	5,358
Portfolio net asset value per share	$42.42	$32.25	$37.37	$77.23	$40.50
Investment in portfolio shares, at cost	$181,908	$23,821	$214,121	$202,237	$212,630

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$51	$194	$2,884	$—	$2,224

EXPENSES
Charges for mortality and expense risk,
and for administration	2,650	323	2,508	3,347	2,820
NET INVESTMENT INCOME (LOSS)	(2,599)	(129)	376	(3,347)	(596)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	23,670	—	40,242	21,829	26,559
Net realized gain (loss) on shares redeemed	(38,243)	(1,542)	(2,479)	(6,751)	(20,926)
Net change in unrealized appreciation (depreciation) on investments	6,017	1,753	(41,114)	39,521	(20,416)
NET GAIN (LOSS) ON INVESTMENTS	(8,556)	211	(3,351)	54,599	(14,783)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(11,155)	$82	$(2,975)	$51,252	$(15,379)

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$—	$48,527,289	$11,870,319	$21,509	$688,610
Net Assets	$—	$48,527,289	$11,870,319	$21,509	$688,610

NET ASSETS, representing:
Accumulation units	$—	$48,527,289	$11,870,319	$21,509	$688,610
	$—	$48,527,289	$11,870,319	$21,509	$688,610

Units outstanding	—	1,206,007	921,797	1,191	91,466

Portfolio shares held	—	777,681	740,045	11,627	16,287
Portfolio net asset value per share	$—	$62.40	$16.04	$1.85	$42.28
Investment in portfolio shares, at cost	$—	$29,189,103	$11,603,771	$30,949	$399,417

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020**	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$542	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	107,123	454,775	186,833	358	9,931
NET INVESTMENT INCOME (LOSS)	(107,123)	(454,775)	(186,833)	184	(9,931)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	45,855
Net realized gain (loss) on shares redeemed	337,938	7,130,943	137,429	(21,447)	27,946
Net change in unrealized appreciation (depreciation) on investments	(193,894)	8,868,828	113,046	21,410	146,344
NET GAIN (LOSS) ON INVESTMENTS	144,044	15,999,771	250,475	(37)	220,145

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$36,921	$15,544,996	$63,642	$147	$210,214

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,327,866	$81,045,515	$151,787,342	$147,051	$44,783,920
Net Assets	$2,327,866	$81,045,515	$151,787,342	$147,051	$44,783,920

NET ASSETS, representing:
Accumulation units	$2,327,866	$81,045,515	$151,787,342	$147,051	$44,783,920
	$2,327,866	$81,045,515	$151,787,342	$147,051	$44,783,920

Units outstanding	190,309	4,800,421	10,815,664	4,862	3,603,781

Portfolio shares held	154,163	3,839,200	9,277,955	4,988	3,153,797
Portfolio net asset value per share	$15.10	$21.11	$16.36	$29.48	$14.20
Investment in portfolio shares, at cost	$2,167,557	$60,840,070	$115,840,883	$102,023	$40,245,755

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$919	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	59,073	464,217	2,074,956	2,250	418,669
NET INVESTMENT INCOME (LOSS)	(59,073)	(464,217)	(2,074,956)	(1,331)	(418,669)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	9,967	—
Net realized gain (loss) on shares redeemed	205,154	1,119,433	8,041,498	10,585	1,259,427
Net change in unrealized appreciation (depreciation) on investments	(64,332)	7,529,959	(4,315,425)	5,488	1,126,154
NET GAIN (LOSS) ON INVESTMENTS	140,822	8,649,392	3,726,073	26,040	2,385,581

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$81,749	$8,185,175	$1,651,117	$24,709	$1,966,912

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024
ASSETS
Investment in the portfolios, at fair value	$538,986	$84,183,518	$1,344,252	$23,229,354	$242,350
Net Assets	$538,986	$84,183,518	$1,344,252	$23,229,354	$242,350

NET ASSETS, representing:
Accumulation units	$538,986	$84,183,518	$1,344,252	$23,229,354	$242,350
	$538,986	$84,183,518	$1,344,252	$23,229,354	$242,350

Units outstanding	50,910	5,116,834	109,805	1,175,516	22,282

Portfolio shares held	41,685	4,398,303	102,380	957,122	19,113
Portfolio net asset value per share	$12.93	$19.14	$13.13	$24.27	$12.68
Investment in portfolio shares, at cost	$418,186	$63,333,944	$1,150,900	$18,791,649	$230,345

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	12,187	1,045,405	7,203	226,200	18,959
NET INVESTMENT INCOME (LOSS)	(12,187)	(1,045,405)	(7,203)	(226,200)	(18,959)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	10,577	1,549,843	9,169	408,498	155,122
Net change in unrealized appreciation (depreciation) on investments	25,257	3,890,333	70,953	272,521	(65,699)
NET GAIN (LOSS) ON INVESTMENTS	35,834	5,440,176	80,122	681,019	89,423

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$23,647	$4,394,771	$72,919	$454,819	$70,464

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$19,093,925	$2,445,519,290	$—	$4,939,712
Net Assets	$—	$19,093,925	$2,445,519,290	$—	$4,939,712

NET ASSETS, representing:
Accumulation units	$—	$19,093,925	$2,445,519,290	$—	$4,939,712
	$—	$19,093,925	$2,445,519,290	$—	$4,939,712

Units outstanding	—	971,933	182,478,928	—	266,663

Portfolio shares held	—	828,729	156,965,295	—	205,564
Portfolio net asset value per share	$—	$23.04	$15.58	$—	$24.03
Investment in portfolio shares, at cost	$—	$15,001,283	$1,805,865,425	$—	$4,055,376
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	8/14/2020**	12/31/2020	12/31/2020	8/14/2020**	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	14,450	209,242	43,817,148	10,599	21,772
NET INVESTMENT INCOME (LOSS)	(14,450)	(209,242)	(43,817,148)	(10,599)	(21,772)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	251,338	663,082	13,263,543	463,400	27,742
Net change in unrealized appreciation (depreciation) on investments	(290,291)	(219,950)	264,606,061	(464,422)	485,893
NET GAIN (LOSS) ON INVESTMENTS	(38,953)	443,132	277,869,604	(1,022)	513,635

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(53,403)	$233,890	$234,052,456	$(11,621)	$491,863

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
ASSETS
Investment in the portfolios, at fair value	$221,952	$278,302,744	$—	$17,221,255	$22,539,749
Net Assets	$221,952	$278,302,744	$—	$17,221,255	$22,539,749

NET ASSETS, representing:
Accumulation units	$221,952	$278,302,744	$—	$17,221,255	$22,539,749
	$221,952	$278,302,744	$—	$17,221,255	$22,539,749

Units outstanding	17,344	17,091,326	—	1,069,488	1,588,378

Portfolio shares held	15,078	15,452,679	—	994,873	1,450,434
Portfolio net asset value per share	$14.72	$18.01	$—	$17.31	$15.54
Investment in portfolio shares, at cost	$214,995	$209,576,218	$—	$12,299,134	$17,987,438

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	4/24/2020**	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	11,553	3,222,878	9,127	84,028	111,428
NET INVESTMENT INCOME (LOSS)	(11,553)	(3,222,878)	(9,127)	(84,028)	(111,428)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	115,966	(6,131,008)	345,639	233,497	327,998
Net change in unrealized appreciation (depreciation) on investments	(47,696)	25,192,787	(926,367)	2,689,071	1,870,459
NET GAIN (LOSS) ON INVESTMENTS	68,270	19,061,779	(580,728)	2,922,568	2,198,457

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$56,717	$15,838,901	$(589,855)	$2,838,540	$2,087,029

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$—	$—	$—	$—
Net Assets	$—	$—	$—	$—	$—

NET ASSETS, representing:
Accumulation units	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—

Units outstanding	—	—	—	—	—

Portfolio shares held	—	—	—	—	—
Portfolio net asset value per share	$—	$—	$—	$—	$—
Investment in portfolio shares, at cost	$—	$—	$—	$—	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	4/24/2020**	4/24/2020**	4/24/2020**	8/14/2020**	8/14/2020**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	4,922	6,662	12,377	1,729	6,767
NET INVESTMENT INCOME (LOSS)	(4,922)	(6,662)	(12,377)	(1,729)	(6,767)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(45,915)	(4,221)	485,894	84,992	409,259
Net change in unrealized appreciation (depreciation) on investments	(169,565)	(828,835)	(602,051)	24,407	(481,730)
NET GAIN (LOSS) ON INVESTMENTS	(215,480)	(833,056)	(116,157)	109,399	(72,471)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(220,402)	$(839,718)	$(128,534)	$107,670	$(79,238)

**Date subaccount was no longer available for investment.

\
The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$55,185,517	$1,425,981	$—	$—
Net Assets	$—	$55,185,517	$1,425,981	$—	$—

NET ASSETS, representing:
Accumulation units	$—	$55,185,517	$1,425,981	$—	$—
	$—	$55,185,517	$1,425,981	$—	$—

Units outstanding	—	4,164,590	125,920	—	—

Portfolio shares held	—	3,805,898	111,842	—	—
Portfolio net asset value per share	$—	$14.50	$12.75	$—	$—
Investment in portfolio shares, at cost	$—	$43,924,073	$1,271,542	$—	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	11/13/2020**	12/31/2020	12/31/2020	11/13/2020**	11/13/2020**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	11,925	668,232	88,947	10,906	5,270
NET INVESTMENT INCOME (LOSS)	(11,925)	(668,232)	(88,947)	(10,906)	(5,270)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	113,049	(2,044,832)	1,091,318	225,713	121,466
Net change in unrealized appreciation (depreciation) on investments	(65,120)	2,885,332	(383,831)	(156,215)	(56,891)
NET GAIN (LOSS) ON INVESTMENTS	47,929	840,500	707,487	69,498	64,575

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$36,004	$172,268	$618,540	$58,592	$59,305

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
ASSETS
Investment in the portfolios, at fair value	$24,090,348	$—	$1,362,323	$—	$7,827,553
Net Assets	$24,090,348	$—	$1,362,323	$—	$7,827,553

NET ASSETS, representing:
Accumulation units	$24,090,348	$—	$1,362,323	$—	$7,827,553
	$24,090,348	$—	$1,362,323	$—	$7,827,553

Units outstanding	2,227,905	—	113,498	—	533,059

Portfolio shares held	1,955,385	—	101,288	—	480,513
Portfolio net asset value per share	$12.32	$—	$13.45	$—	$16.29
Investment in portfolio shares, at cost	$23,787,710	$—	$1,181,028	$—	$6,915,703

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	8/14/2020**	12/31/2020	4/24/2020**	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$89,530

EXPENSES
Charges for mortality and expense risk,
and for administration	36,586	7,827	6,770	3,992	36,763
NET INVESTMENT INCOME (LOSS)	(36,586)	(7,827)	(6,770)	(3,992)	52,767

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	424,931
Net realized gain (loss) on shares redeemed	13,099	321,048	(6,171)	108,533	33,553
Net change in unrealized appreciation (depreciation) on investments	230,327	(252,615)	102,016	(73,983)	742,631
NET GAIN (LOSS) ON INVESTMENTS	243,426	68,433	95,845	34,550	1,201,115

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$206,840	$60,606	$89,075	$30,558	$1,253,882

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
ASSETS
Investment in the portfolios, at fair value	$2,647,241	$1,648,861	$383,643	$—	$—
Net Assets	$2,647,241	$1,648,861	$383,643	$—	$—

NET ASSETS, representing:
Accumulation units	$2,647,241	$1,648,861	$383,643	$—	$—
	$2,647,241	$1,648,861	$383,643	$—	$—

Units outstanding	208,101	143,889	26,176	—	—

Portfolio shares held	234,477	130,551	26,027	—	—
Portfolio net asset value per share	$11.29	$12.63	$14.74	$12.81	$12.85
Investment in portfolio shares, at cost	$2,413,976	$1,585,512	$285,678	$—	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$78,445	$—	$6,652	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	14,694	38,180	6,603	3,267	9,190
NET INVESTMENT INCOME (LOSS)	63,751	(38,180)	49	(3,267)	(9,190)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(43,997)	808,745	21,050	152,307	292,777
Net change in unrealized appreciation (depreciation) on investments	50,007	(413,054)	11,220	(92,611)	(96,307)
NET GAIN (LOSS) ON INVESTMENTS	6,010	395,691	32,270	59,696	196,470

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$69,761	$357,511	$32,319	$56,429	$187,280

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST American Funds Growth Allocation Portfolio	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Dimensional Global Core Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$95,070,192	$9,566,107	$42,221,376	$28,276,653	$484,437
Net Assets	$95,070,192	$9,566,107	$42,221,376	$28,276,653	$484,437

NET ASSETS, representing:
Accumulation units	$95,070,192	$9,566,107	$42,221,376	$28,276,653	$484,437
	$95,070,192	$9,566,107	$42,221,376	$28,276,653	$484,437

Units outstanding	6,928,435	759,266	2,971,037	2,107,735	41,591

Portfolio shares held	6,671,592	730,237	2,885,945	2,047,549	40,915
Portfolio net asset value per share	$14.25	$13.10	$14.63	$13.81	$11.84
Investment in portfolio shares, at cost	$71,652,481	$9,077,248	$32,853,423	$23,119,291	$396,066

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST American Funds Growth Allocation Portfolio	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Dimensional Global Core Allocation Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	1,084,711	286,498	474,018	319,702	3,582
NET INVESTMENT INCOME (LOSS)	(1,084,711)	(286,498)	(474,018)	(319,702)	(3,582)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(2,378,575)	1,164,380	(2,546,773)	(783,544)	(33,846)
Net change in unrealized appreciation (depreciation) on investments	15,358,915	502,797	7,380,556	4,043,685	88,313
NET GAIN (LOSS) ON INVESTMENTS	12,980,340	1,667,177	4,833,783	3,260,141	54,467

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$11,895,629	$1,380,679	$4,359,765	$2,940,439	$50,885

The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2031	MFS® International Growth Portfolio (Service Shares)	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)	MFS® Technology Portfolio (Service Shares)	MFS® Mid Cap Growth Series (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$10,389,075	$216,140	$56,355	$1,505,662	$442,517
Net Assets	$10,389,075	$216,140	$56,355	$1,505,662	$442,517

NET ASSETS, representing:
Accumulation units	$10,389,075	$216,140	$56,355	$1,505,662	$442,517
	$10,389,075	$216,140	$56,355	$1,505,662	$442,517

Units outstanding	936,440	16,037	4,158	103,041	29,936

Portfolio shares held	917,763	13,594	2,284	51,652	38,380
Portfolio net asset value per share	$11.32	$15.90	$24.67	$29.15	$11.53
Investment in portfolio shares, at cost	$10,489,348	$203,654	$50,643	$1,384,881	$390,694

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2031	MFS® International Growth Portfolio (Service Shares)	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)	MFS® Technology Portfolio (Service Shares)	MFS® Mid Cap Growth Series (Service Shares)
	1/2/2020*	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$94	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	87,745	179	61	1,794	745
NET INVESTMENT INCOME (LOSS)	(87,745)	(85)	(61)	(1,794)	(745)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	99	—	—	10,621
Net realized gain (loss) on shares redeemed	30,066	1,349	5	705	(833)
Net change in unrealized appreciation (depreciation) on investments	(100,273)	12,486	5,712	120,782	51,824
NET GAIN (LOSS) ON INVESTMENTS	(70,207)	13,934	5,717	121,487	61,612

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(157,952)	$13,849	$5,656	$119,693	$60,867

*Date subaccount became available for investment.
The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	MFS® New Discovery Series (Service Shares)	MFS® Research Series (Service Shares)	MFS® Total Return Bond Series (Service Shares)	MFS® Total Return Series (Service Shares)	MFS® Utilities Series (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$207,358	$122,177	$1,813,686	$517,988	$703,006
Net Assets	$207,358	$122,177	$1,813,686	$517,988	$703,006

NET ASSETS, representing:
Accumulation units	$207,358	$122,177	$1,813,686	$517,988	$703,006
	$207,358	$122,177	$1,813,686	$517,988	$703,006

Units outstanding	12,396	9,411	168,993	43,182	57,842

Portfolio shares held	8,783	3,778	130,858	20,313	20,265
Portfolio net asset value per share	$23.61	$32.34	$13.86	$25.50	$34.69
Investment in portfolio shares, at cost	$174,255	$114,284	$1,790,279	$486,719	$650,092

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® New Discovery Series (Service Shares)	MFS® Research Series (Service Shares)	MFS® Total Return Bond Series (Service Shares)	MFS® Total Return Series (Service Shares)	MFS® Utilities Series (Service Shares)
	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$14	$4,353	$4,345	$2,631

EXPENSES
Charges for mortality and expense risk,
and for administration	309	96	3,205	1,019	841
NET INVESTMENT INCOME (LOSS)	(309)	(82)	1,148	3,326	1,790

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Capital gains distributions received	4,335	107	—	5,659	3,112
Net realized gain (loss) on shares redeemed	105	13	4,550	329	366
Net change in unrealized appreciation (depreciation) on investments	33,104	7,893	23,408	31,268	52,914
NET GAIN (LOSS) ON INVESTMENTS	37,544	8,013	27,958	37,256	56,392

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$37,235	$7,931	$29,106	$40,582	$58,182

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 4)	American Funds IS Blue Chip Income and Growth Fund (Class 4)	American Funds IS Bond Fund (Class 4)	American Funds IS Global Growth and Income Fund (Class 4)	American Funds IS Global Small Capitalization Fund (Class 4)
ASSETS
Investment in the portfolios, at fair value	$863,601	$246,199	$246,685	$55,275	$40,117
Net Assets	$863,601	$246,199	$246,685	$55,275	$40,117

NET ASSETS, representing:
Accumulation units	$863,601	$246,199	$246,685	$55,275	$40,117
	$863,601	$246,199	$246,685	$55,275	$40,117

Units outstanding	79,392	22,137	24,352	4,869	3,223

Portfolio shares held	33,139	17,511	21,102	3,381	1,267
Portfolio net asset value per share	$26.06	$14.06	$11.69	$16.35	$31.67
Investment in portfolio shares, at cost	$836,155	$228,394	$246,814	$47,532	$38,317

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 4)	American Funds IS Blue Chip Income and Growth Fund (Class 4)	American Funds IS Bond Fund (Class 4)	American Funds IS Global Growth and Income Fund (Class 4)	American Funds IS Global Small Capitalization Fund (Class 4)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$7,341	$2,485	$2,548	$396	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	746	238	178	79	18
NET INVESTMENT INCOME (LOSS)	6,595	2,247	2,370	317	(18)

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	34	107	—	3,458	1
Net change in unrealized appreciation (depreciation) on investments	27,446	17,805	(128)	7,743	1,800
NET GAIN (LOSS) ON INVESTMENTS	27,480	17,912	(128)	11,201	1,801

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$34,075	$20,159	$2,242	$11,518	$1,783

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 4)	American Funds IS Growth-Income Fund (Class 4)	American Funds IS International Fund (Class 4)	American Funds IS New World Fund® (Class 4)	BlackRock Advantage Large Cap Core V.I. Fund (Class III)
ASSETS
Investment in the portfolios, at fair value	$1,917,701	$348,887	$35,992	$248,718	$191,104
Net Assets	$1,917,701	$348,887	$35,992	$248,718	$191,104

NET ASSETS, representing:
Accumulation units	$1,917,701	$348,887	$35,992	$248,718	$191,104
	$1,917,701	$348,887	$35,992	$248,718	$191,104

Units outstanding	156,674	31,538	3,003	20,854	17,016

Portfolio shares held	16,357	6,462	1,548	8,013	6,461
Portfolio net asset value per share	$117.24	$53.99	$23.25	$31.04	$29.58
Investment in portfolio shares, at cost	$1,722,552	$335,123	$30,370	$229,589	$193,029

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 4)	American Funds IS Growth-Income Fund (Class 4)	American Funds IS International Fund (Class 4)	American Funds IS New World Fund® (Class 4)	BlackRock Advantage Large Cap Core V.I. Fund (Class III)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$2,312	$90	$—	$1,235

EXPENSES
Charges for mortality and expense risk,
and for administration	1,489	250	54	180	119
NET INVESTMENT INCOME (LOSS)	(1,489)	2,062	36	(180)	1,116

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	11,922
Net realized gain (loss) on shares redeemed	1,295	506	7	294	2
Net change in unrealized appreciation (depreciation) on investments	195,149	13,764	5,622	19,129	(1,925)
NET GAIN (LOSS) ON INVESTMENTS	196,444	14,270	5,629	19,423	9,999

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$194,955	$16,332	$5,665	$19,243	$11,115

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	BlackRock Advantage Large Cap Value V.I. Fund (Class III)	BlackRock Capital Appreciation V.I. Fund (Class III)	BlackRock Equity Dividend V.I. Fund (Class III)	BlackRock Large Cap Focus Growth V.I. Fund (Class III)	Fidelity® VIP Balanced Portfolio (Service Class 2)
ASSETS
Investment in the portfolios, at fair value	$35,886	$143,393	$174,113	$212,074	$1,553,920
Net Assets	$35,886	$143,393	$174,113	$212,074	$1,553,920

NET ASSETS, representing:
Accumulation units	$35,886	$143,393	$174,113	$212,074	$1,553,920
	$35,886	$143,393	$174,113	$212,074	$1,553,920

Units outstanding	3,189	12,364	15,451	18,598	139,140

Portfolio shares held	3,688	14,268	14,945	10,051	68,636
Portfolio net asset value per share	$9.73	$10.05	$11.65	$21.10	$22.64
Investment in portfolio shares, at cost	$32,142	$145,593	$166,160	$207,589	$1,480,005

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	BlackRock Advantage Large Cap Value V.I. Fund (Class III)	BlackRock Capital Appreciation V.I. Fund (Class III)	BlackRock Equity Dividend V.I. Fund (Class III)	BlackRock Large Cap Focus Growth V.I. Fund (Class III)	Fidelity® VIP Balanced Portfolio (Service Class 2)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$448	$—	$759	$—	$12,447

EXPENSES
Charges for mortality and expense risk,
and for administration	67	122	123	184	1,193
NET INVESTMENT INCOME (LOSS)	381	(122)	636	(184)	11,254

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	9,198	4,214	9,719	181
Net realized gain (loss) on shares redeemed	4	4	3,050	4	1,926
Net change in unrealized appreciation (depreciation) on investments	3,744	(2,199)	7,954	4,484	73,915
NET GAIN (LOSS) ON INVESTMENTS	3,748	7,003	15,218	14,207	76,022

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,129	$6,881	$15,854	$14,023	$87,276

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)	Fidelity® VIP Health Care Portfolio (Service Class 2)	BlackRock Basic Value V.I. Fund (Class III)
ASSETS
Investment in the portfolios, at fair value	$2,198,712	$1,388,804	$1,640,071	$59,877
Net Assets	$2,198,712	$1,388,804	$1,640,071	$59,877

NET ASSETS, representing:
Accumulation units	$2,198,712	$1,388,804	$1,640,071	$59,877
	$2,198,712	$1,388,804	$1,640,071	$59,877

Units outstanding	200,150	112,248	150,518	5,206

Portfolio shares held	47,051	18,252	42,833	4,448
Portfolio net asset value per share	$46.73	$76.09	$38.29	$13.46
Investment in portfolio shares, at cost	$2,104,589	$1,275,515	$1,618,628	$52,477

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)	Fidelity® VIP Health Care Portfolio (Service Class 2)	BlackRock Basic Value V.I. Fund (Class III)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$5,527	$1,036

EXPENSES
Charges for mortality and expense risk,
and for administration	1,864	990	1,234	49
NET INVESTMENT INCOME (LOSS)	(1,864)	(990)	4,293	987

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	967	11,262	16,723	645
Net realized gain (loss) on shares redeemed	(1,961)	1,720	89	5
Net change in unrealized appreciation (depreciation) on investments	94,123	113,289	21,443	7,400
NET GAIN (LOSS) ON INVESTMENTS	93,129	126,271	38,255	8,050

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$91,265	$125,281	$42,548	$9,037

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(59,615)	$(171,414)	$(235,131)	$(232,057)	$(154,225)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	442,434	1,717,465	1,110,691	152,661
Net change in unrealized appreciation (depreciation) on investments	—	554,611	2,584,356	(867,162)	530,702
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(59,615)	825,631	4,066,690	11,472	529,138

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	87,046	50,336	13,403	36,780	55,582
Annuity payments	(31,584)	(82,772)	(330,725)	(75,150)	(71,711)
Surrenders, withdrawals and death benefits	(1,784,009)	(1,552,060)	(1,978,565)	(2,330,070)	(1,617,183)
Net transfers between other subaccounts
or fixed rate option	1,642,636	186,802	(366,751)	57,261	50,236
Miscellaneous transactions	(1,474)	(253)	(283)	563	597
Other charges	(5,238)	(3,184)	(7,553)	(15,846)	(10,687)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(92,623)	(1,401,131)	(2,670,474)	(2,326,462)	(1,593,166)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(152,238)	(575,500)	1,396,216	(2,314,990)	(1,064,028)

NET ASSETS
Beginning of period	5,543,166	12,761,734	17,364,161	19,106,116	11,776,362
End of period	$5,390,928	$12,186,234	$18,760,377	$16,791,126	$10,712,334

Beginning units	4,619,847	4,326,412	3,905,194	4,885,878	2,266,883
Units issued	2,169,334	90,886	12,492	133,519	61,860
Units redeemed	(2,238,154)	(554,018)	(627,714)	(859,047)	(346,105)
Ending units	4,551,027	3,863,280	3,289,972	4,160,350	1,982,638
The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(401,305)	$(54,026)	$(383,257)	$(71,250)	$(11,513)
Capital gains distributions received	—	—	—	—	59,773
Net realized gain (loss) on shares redeemed	2,025,717	305,138	5,052,164	235,928	27,621
Net change in unrealized appreciation (depreciation) on investments	4,235,244	195,580	7,178,929	616,237	94,610
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,859,656	446,692	11,847,836	780,915	170,491

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,289,691	7,984	24,979	1,388,778	4,998
Annuity payments	(209,747)	(15,842)	(628,217)	—	(29,893)
Surrenders, withdrawals and death benefits	(2,717,654)	(509,795)	(3,889,717)	(521,742)	(183,572)
Net transfers between other subaccounts
or fixed rate option	(871,119)	(60,519)	(1,633,112)	(391,162)	(71,364)
Miscellaneous transactions	(946)	17	(17,625)	397	(9,294)
Other charges	(68,972)	(3,066)	(15,603)	(17,671)	(230)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,421,253	(581,221)	(6,159,295)	458,600	(289,355)

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,280,909	(134,529)	5,688,541	1,239,515	(118,864)

NET ASSETS
Beginning of period	32,339,637	4,320,959	25,178,992	7,260,713	1,607,139
End of period	$42,620,546	$4,186,430	$30,867,533	$8,500,228	$1,488,275

Beginning units	5,676,245	1,262,884	4,496,474	925,004	747,722
Units issued	1,215,050	11,512	49,521	267,547	35,418
Units redeemed	(1,310,360)	(218,419)	(1,037,539)	(253,464)	(169,659)
Ending units	5,580,935	1,055,977	3,508,456	939,087	613,481
The accompanying notes are an integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$46,727	$(5,154)	$(45,520)	$(2,045)	$(9,447)
Capital gains distributions received	118,935	1,542,225	428,574	—	56,157
Net realized gain (loss) on shares redeemed	53,631	168,123	416,600	(26,040)	50,421
Net change in unrealized appreciation (depreciation) on investments	(278,261)	(910,555)	632,508	584,441	96,078
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(58,968)	794,639	1,432,162	556,356	193,209

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15	3,647	2,959	1,067	1,057
Annuity payments	(141,836)	(53,370)	(116,883)	(75,301)	(53,945)
Surrenders, withdrawals and death benefits	(427,541)	(886,933)	(964,456)	(428,622)	(159,465)
Net transfers between other subaccounts
or fixed rate option	(80,353)	(135,375)	(276,331)	(36,383)	(8,236)
Miscellaneous transactions	(259)	(9,338)	766	600	—
Other charges	(1,007)	(1,444)	(1,068)	(1,065)	(369)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(650,981)	(1,082,813)	(1,355,013)	(539,704)	(220,958)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(709,949)	(288,174)	77,149	16,652	(27,749)

NET ASSETS
Beginning of period	6,313,544	7,416,914	5,598,237	4,591,201	1,575,854
End of period	$5,603,595	$7,128,740	$5,675,386	$4,607,853	$1,548,105

Beginning units	1,407,891	2,126,680	1,321,617	1,226,900	368,759
Units issued	30,023	38,193	5,535	20,834	1,034
Units redeemed	(185,778)	(343,705)	(305,083)	(172,479)	(54,735)
Ending units	1,252,136	1,821,168	1,022,069	1,075,255	315,058
The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(99,334)	$13,582	$(32,102)	$(44,583)	$(7,237)
Capital gains distributions received	458,860	40,088	308,513	—	28,404
Net realized gain (loss) on shares redeemed	725,192	61,937	5,124	261,433	(43,045)
Net change in unrealized appreciation (depreciation) on investments	792,568	(167,214)	730,062	645,659	113,082
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,877,286	(51,607)	1,011,597	862,509	91,204

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	39,252	5	26,974	220	—
Annuity payments	(5,352)	(43,835)	(4,612)	(83,850)	—
Surrenders, withdrawals and death benefits	(947,689)	(215,573)	(365,661)	(193,484)	(161,677)
Net transfers between other subaccounts
or fixed rate option	(314,073)	32,589	(133,667)	(72,602)	2,135
Miscellaneous transactions	(14,518)	(208)	(155)	133	5
Other charges	(1,604)	(324)	(480)	(454)	(278)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,243,984)	(227,346)	(477,601)	(350,037)	(159,815)

TOTAL INCREASE (DECREASE) IN NET ASSETS	633,302	(278,953)	533,996	512,472	(68,611)

NET ASSETS
Beginning of period	7,083,922	1,889,528	2,145,256	3,230,596	1,189,425
End of period	$7,717,224	$1,610,575	$2,679,252	$3,743,068	$1,120,814

Beginning units	1,331,254	430,174	540,942	821,087	507,113
Units issued	41,312	13,996	12,204	3,132	7,036
Units redeemed	(257,507)	(75,909)	(110,857)	(87,418)	(80,459)
Ending units	1,115,059	368,261	442,289	736,801	433,690
The accompanying notes are an integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(6,295)	$(84,767)	$(6,036)	$(108,109)	$(25,970)
Capital gains distributions received	36,973	—	38,969	—	—
Net realized gain (loss) on shares redeemed	36,444	416,200	27,070	949,240	183,600
Net change in unrealized appreciation (depreciation) on investments	63,422	(426,818)	60,874	1,804,112	279,572
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	130,544	(95,385)	120,877	2,645,243	437,202

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	11,662	—	9,704	1,159
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(66,197)	(698,516)	(59,575)	(753,595)	(232,631)
Net transfers between other subaccounts
or fixed rate option	25,064	51,840	(30,446)	(583,916)	(242,447)
Miscellaneous transactions	—	(435)	(25)	(61)	(125)
Other charges	(62)	(14,542)	(1,029)	(13,867)	(2,796)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(41,195)	(649,991)	(91,075)	(1,341,735)	(476,840)

TOTAL INCREASE (DECREASE) IN NET ASSETS	89,349	(745,376)	29,802	1,303,508	(39,638)

NET ASSETS
Beginning of period	442,595	7,008,841	527,065	6,881,101	1,844,509
End of period	$531,944	$6,263,465	$556,867	$8,184,609	$1,804,871

Beginning units	223,600	1,957,520	193,503	1,596,173	825,908
Units issued	41,240	121,746	612	23,687	3,202
Units redeemed	(63,201)	(333,892)	(36,979)	(314,439)	(197,335)
Ending units	201,639	1,745,374	157,136	1,305,421	631,775
The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(317,269)	$(2,342,112)	$(921,246)	$(353,294)	$(269,249)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,651,574	15,180,762	(4,334,210)	1,513,324	2,371,877
Net change in unrealized appreciation (depreciation) on investments	(2,967,105)	423,640	5,244,176	(618,497)	3,399,142
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,632,800)	13,262,290	(11,280)	541,533	5,501,770

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	946,843	1,532,652	1,423,619	2,365,880	378,972
Annuity payments	(105,214)	(3,886)	(11,842)	—	(6,089)
Surrenders, withdrawals and death benefits	(1,601,852)	(9,005,859)	(4,007,890)	(2,126,981)	(1,051,936)
Net transfers between other subaccounts
or fixed rate option	159,581	(3,511,803)	7,028,677	264,015	(1,256,356)
Miscellaneous transactions	3,756	2,192	2,996	2,660	2,364
Other charges	(212,588)	(1,678,982)	(614,884)	(222,200)	(170,260)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(809,474)	(12,665,686)	3,820,676	283,374	(2,103,305)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,442,274)	596,604	3,809,396	824,907	3,398,465

NET ASSETS
Beginning of period	30,263,469	167,939,344	77,914,802	32,616,152	20,943,904
End of period	$27,821,195	$168,535,948	$81,724,198	$33,441,059	$24,342,369

Beginning units	1,279,393	11,393,534	4,341,700	2,021,819	822,193
Units issued	768,162	5,572,068	3,027,304	981,602	503,100
Units redeemed	(802,140)	(6,574,537)	(2,822,636)	(897,168)	(603,597)
Ending units	1,245,415	10,391,065	4,546,368	2,106,253	721,696

The accompanying notes are an integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(116,680)	$(155,187)	$(849,966)	$(421,474)	$(762,491)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(281,398)	(907,552)	8,379,634	(158,653)	12,017,953
Net change in unrealized appreciation (depreciation) on investments	221,908	550,537	9,223,298	103,177	1,272,271
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(176,170)	(512,202)	16,752,966	(476,950)	12,527,733

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	65,451	131,927	1,292,960	834,153	740,515
Annuity payments	—	—	(6,125)	—	(24,508)
Surrenders, withdrawals and death benefits	(655,981)	(697,652)	(4,722,482)	(2,040,702)	(4,253,474)
Net transfers between other subaccounts
or fixed rate option	1,224,205	(48,132)	(5,434,571)	2,012,675	(6,972,964)
Miscellaneous transactions	6,516	6,195	1,168	1,439	1,643
Other charges	(72,998)	(100,072)	(551,204)	(269,229)	(482,069)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	567,193	(707,734)	(9,420,254)	538,336	(10,990,857)

TOTAL INCREASE (DECREASE) IN NET ASSETS	391,023	(1,219,936)	7,332,712	61,386	1,536,876

NET ASSETS
Beginning of period	9,382,994	15,037,721	66,739,554	38,666,095	58,793,071
End of period	$9,774,017	$13,817,785	$74,072,266	$38,727,481	$60,329,947

Beginning units	447,919	734,242	2,650,573	1,732,230	1,896,519
Units issued	440,715	620,261	1,246,412	1,211,211	827,670
Units redeemed	(387,330)	(677,716)	(1,642,368)	(1,160,866)	(1,175,661)
Ending units	501,304	676,787	2,254,617	1,782,575	1,548,528
The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(322,481)	$(372,024)	$(278,036)	$(324,843)	$(315,529)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,283,665	(1,003,109)	487,204	576,644	(3,260,468)
Net change in unrealized appreciation (depreciation) on investments	2,003,941	154,647	158,753	(3,141,412)	2,034,706
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,965,125	(1,220,486)	367,921	(2,889,611)	(1,541,291)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,333,129	572,532	3,588,435	508,296	186,001
Annuity payments	—	(5,847)	—	—	—
Surrenders, withdrawals and death benefits	(1,482,722)	(1,353,183)	(3,291,668)	(1,444,118)	(1,399,068)
Net transfers between other subaccounts
or fixed rate option	(1,648,548)	2,142,820	2,598,730	(514,785)	3,428,573
Miscellaneous transactions	(1,787)	624	(32)	159	112
Other charges	(190,753)	(250,286)	(169,138)	(223,778)	(219,724)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,990,681)	1,106,660	2,726,327	(1,674,226)	1,995,894

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,974,444	(113,826)	3,094,248	(4,563,837)	454,603

NET ASSETS
Beginning of period	24,748,221	33,971,697	24,433,615	33,140,113	27,207,851
End of period	$28,722,665	$33,857,871	$27,527,863	$28,576,276	$27,662,454

Beginning units	808,851	1,556,303	2,325,732	1,169,251	2,633,915
Units issued	452,936	1,279,939	1,589,803	642,277	2,589,581
Units redeemed	(487,360)	(1,232,675)	(1,341,214)	(718,256)	(2,467,699)
Ending units	774,427	1,603,567	2,574,321	1,093,272	2,755,797

The accompanying notes are an integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	11/13/2020**	12/31/2020

OPERATIONS
Net investment income (loss)	$(16,457,051)	$(426,846)	$(350,945)	$(158,705)	$(2,082,356)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	109,884,171	3,006,766	257,265	(220,327)	11,000,451
Net change in unrealized appreciation (depreciation) on investments	(2,006,517)	660,327	1,802,979	(557,721)	(6,900,568)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	91,420,603	3,240,247	1,709,299	(936,753)	2,017,527

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,774,185	898,603	58,545	570,007	2,830,553
Annuity payments	(180,480)	(5,989)	(5,863)	(5,882)	—
Surrenders, withdrawals and death benefits	(67,903,549)	(1,918,436)	(1,023,607)	(821,513)	(5,723,887)
Net transfers between other subaccounts
or fixed rate option	(12,165,971)	(212,383)	1,392,966	(14,615,687)	344,796
Miscellaneous transactions	52,262	32	2,737	(4,791)	822
Other charges	(12,260,222)	(284,172)	(237,630)	(111,041)	(1,605,043)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(81,683,775)	(1,522,345)	187,148	(14,988,907)	(4,152,759)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,736,828	1,717,902	1,896,447	(15,925,660)	(2,135,232)

NET ASSETS
Beginning of period	1,195,684,088	36,538,250	26,684,084	15,925,660	151,270,095
End of period	$1,205,420,916	$38,256,152	$28,580,531	$—	$149,134,863

Beginning units	66,786,868	1,614,585	1,837,297	1,540,933	10,000,155
Units issued	28,030,507	886,370	1,435,994	931,598	5,885,158
Units redeemed	(34,197,109)	(972,600)	(1,522,877)	(2,472,531)	(6,521,071)
Ending units	60,620,266	1,528,355	1,750,414	—	9,364,242

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(10,806,927)	$(3,735,616)	$(10,748,563)	$(6,987,611)	$(5,324,414)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	65,679,157	15,156,980	66,829,924	36,228,946	30,259,601
Net change in unrealized appreciation (depreciation) on investments	4,829,487	(10,288,608)	2,045,554	399,872	(9,447,175)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	59,701,717	1,132,756	58,126,915	29,641,207	15,488,012

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,469,267	1,486,572	7,653,786	7,619,759	3,223,803
Annuity payments	(476)	(68,213)	(330,520)	(366,568)	(100,660)
Surrenders, withdrawals and death benefits	(34,149,215)	(20,930,808)	(42,512,599)	(40,892,856)	(20,120,386)
Net transfers between other subaccounts
or fixed rate option	3,471,393	6,707,289	(3,387,237)	18,042,172	(792,193)
Miscellaneous transactions	42,908	2,271	28,010	8,764	47,800
Other charges	(7,347,947)	(2,131,310)	(7,285,259)	(4,822,457)	(3,962,068)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(27,514,070)	(14,934,199)	(45,833,819)	(20,411,186)	(21,703,704)

TOTAL INCREASE (DECREASE) IN NET ASSETS	32,187,647	(13,801,443)	12,293,096	9,230,021	(6,215,692)

NET ASSETS
Beginning of period	763,571,333	271,525,344	762,061,024	475,783,265	394,717,531
End of period	$795,758,980	$257,723,901	$774,354,120	$485,013,286	$388,501,839

Beginning units	41,083,525	19,466,804	43,886,605	31,602,913	25,119,485
Units issued	20,242,519	12,868,463	15,374,791	12,022,854	12,619,210
Units redeemed	(23,055,836)	(14,386,310)	(18,829,198)	(13,627,553)	(14,732,751)
Ending units	38,270,208	17,948,957	40,432,198	29,998,214	23,005,944
The accompanying notes are an integral part of these financial statements.
A42

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(14,900,860)	$(8,930,496)	$(1,364,022)	$(416,897)	$(357,633)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	48,217,019	71,105,758	18,887,025	—	3,306,096
Net change in unrealized appreciation (depreciation) on investments	(25,138,819)	(24,359,461)	14,546,395	—	7,396,703
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	8,177,340	37,815,801	32,069,398	(416,897)	10,345,166

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,810,696	4,961,036	5,072,310	7,582,135	766,380
Annuity payments	(9,770)	(183,939)	—	—	—
Surrenders, withdrawals and death benefits	(69,452,002)	(38,316,873)	(6,711,943)	(77,798,047)	(1,920,471)
Net transfers between other subaccounts
or fixed rate option	3,075,589	(6,107,724)	(10,337,558)	100,947,437	(2,992,018)
Miscellaneous transactions	(3,182)	26,093	6,634	(721)	(1,117)
Other charges	(11,511,716)	(6,659,863)	(856,658)	(265,480)	(219,034)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(70,090,385)	(46,281,270)	(12,827,215)	30,465,324	(4,366,260)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(61,913,045)	(8,465,469)	19,242,183	30,048,427	5,978,906

NET ASSETS
Beginning of period	1,168,279,487	658,748,852	106,330,247	23,074,155	27,923,218
End of period	$1,106,366,442	$650,283,383	$125,572,430	$53,122,582	$33,902,124

Beginning units	65,524,882	36,239,627	3,187,195	2,483,844	1,037,796
Units issued	42,155,223	16,320,279	1,475,273	9,836,326	533,015
Units redeemed	(48,461,415)	(19,826,642)	(1,721,024)	(6,665,135)	(667,607)
Ending units	59,218,690	32,733,264	2,941,444	5,655,035	903,204
The accompanying notes are an integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,619,329)	$(155,260)	$(286,650)	$(5,926,725)	$(1,649,308)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,013,883	(435,077)	2,180,371	140,909,247	6,550,606
Net change in unrealized appreciation (depreciation) on investments	347,946	182,167	3,792,759	(2,144,124)	2,330,499
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,742,500	(408,170)	5,686,480	132,838,398	7,231,797

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,935,751	284,563	933,350	—	1,775,452
Annuity payments	(70,383)	—	—	(13,742)	—
Surrenders, withdrawals and death benefits	(15,502,947)	(763,991)	(1,559,569)	(19,883,928)	(8,801,039)
Net transfers between other subaccounts
or fixed rate option	10,916,368	811,670	(1,108,708)	(132,899,904)	9,312,905
Miscellaneous transactions	3,262	(50)	(3,002)	(39,662)	34
Other charges	(1,708,414)	(98,786)	(208,677)	(5,501,631)	(1,120,446)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,426,363)	233,406	(1,946,606)	(158,338,867)	1,166,906

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,316,137	(174,764)	3,739,874	(25,500,469)	8,398,703

NET ASSETS
Beginning of period	191,074,981	14,999,156	24,731,561	109,751,462	128,739,295
End of period	$199,391,118	$14,824,392	$28,471,435	$84,250,993	$137,137,998

Beginning units	15,500,039	1,154,347	1,444,099	7,403,926	9,418,388
Units issued	8,824,584	677,975	822,037	246,287,881	5,317,212
Units redeemed	(9,119,151)	(673,590)	(974,696)	(248,785,480)	(5,373,944)
Ending units	15,205,472	1,158,732	1,291,440	4,906,327	9,361,656
The accompanying notes are an integral part of these financial statements.
A44

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(109,821)	$(332,976)	$(391,830)	$(5,544,819)	$(3,109,391)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	274,691	(1,932,238)	(203,288)	32,567,203	18,344,071
Net change in unrealized appreciation (depreciation) on investments	(487,909)	4,337,868	1,347,408	7,142,803	4,011,857
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(323,039)	2,072,654	752,290	34,165,187	19,246,537

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	354,006	125,124	524,219	2,375,121	2,429,917
Annuity payments	(6,053)	(11,582)	(5,814)	(147,228)	—
Surrenders, withdrawals and death benefits	(352,463)	(1,057,762)	(1,770,063)	(22,863,319)	(9,329,709)
Net transfers between other subaccounts
or fixed rate option	932,706	5,805,763	3,313,126	(3,669,853)	(3,058,883)
Miscellaneous transactions	(400)	933	1,262	15,166	2,966
Other charges	(67,803)	(251,670)	(263,872)	(4,389,787)	(2,441,391)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	859,993	4,610,806	1,798,858	(28,679,900)	(12,397,100)

TOTAL INCREASE (DECREASE) IN NET ASSETS	536,954	6,683,460	2,551,148	5,485,287	6,849,437

NET ASSETS
Beginning of period	8,790,411	25,713,559	34,288,722	406,369,627	231,136,216
End of period	$9,327,365	$32,397,019	$36,839,870	$411,854,914	$237,985,653

Beginning units	489,964	2,445,952	1,474,662	26,974,702	14,054,368
Units issued	423,265	3,002,967	1,226,310	13,022,233	8,440,199
Units redeemed	(361,052)	(2,494,890)	(1,127,687)	(15,739,980)	(9,532,838)
Ending units	552,177	2,954,029	1,573,285	24,256,955	12,961,729

The accompanying notes are an integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,947,270)	$(6,009)	$(482)	$(2,193)	$(4,770)
Capital gains distributions received	—	157,500	686	20,622	47,756
Net realized gain (loss) on shares redeemed	11,004,522	10,161	(7,957)	19,099	7,391
Net change in unrealized appreciation (depreciation) on investments	1,662,078	(57,093)	23,862	(44,323)	(5,781)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	9,719,330	104,559	16,109	(6,795)	44,596

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,852,065	30,746	—	—	10,000
Annuity payments	(76,403)	—	—	—	—
Surrenders, withdrawals and death benefits	(11,970,843)	(29,868)	(993)	(325)	(20,301)
Net transfers between other subaccounts
or fixed rate option	987,485	47,557	(6,561)	(12,024)	24,763
Miscellaneous transactions	3,089	—	—	(11)	(5)
Other charges	(2,391,724)	(3,557)	(699)	(2,837)	(3,141)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(10,596,331)	44,878	(8,253)	(15,197)	11,316

TOTAL INCREASE (DECREASE) IN NET ASSETS	(877,001)	149,437	7,856	(21,992)	55,912

NET ASSETS
Beginning of period	220,936,202	387,423	72,737	337,907	357,469
End of period	$220,059,201	$536,860	$80,593	$315,915	$413,381

Beginning units	16,100,311	13,672	3,481	21,881	12,908
Units issued	10,233,798	7,390	2,112	6,923	4,287
Units redeemed	(11,412,394)	(5,937)	(2,605)	(6,042)	(4,358)
Ending units	14,921,715	15,125	2,988	22,762	12,837

The accompanying notes are an integral part of these financial statements.
A46

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(4,071)	$(1,519)	$(2,610)	$219	$(1,339)
Capital gains distributions received	7,425	8,761	20,775	4,248	10,105
Net realized gain (loss) on shares redeemed	(21,917)	(23,676)	(56,374)	(21)	(20,030)
Net change in unrealized appreciation (depreciation) on investments	52,418	18,714	15,097	(12,491)	9,928
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	33,855	2,280	(23,112)	(8,045)	(1,336)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,000	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(20,995)	(1,524)	(4,589)	—	(1,820)
Net transfers between other subaccounts
or fixed rate option	36,019	(28,112)	(54,160)	23,929	(44,274)
Miscellaneous transactions	—	(20)	(5)	—	(18)
Other charges	(2,906)	(1,049)	(2,227)	(1,234)	(754)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	22,118	(30,705)	(60,981)	22,695	(46,866)

TOTAL INCREASE (DECREASE) IN NET ASSETS	55,973	(28,425)	(84,093)	14,650	(48,202)

NET ASSETS
Beginning of period	352,060	139,954	316,058	136,712	135,042
End of period	$408,033	$111,529	$231,965	$151,362	$86,840

Beginning units	16,860	6,611	16,618	8,688	5,841
Units issued	14,051	3,701	12,927	3,178	1,883
Units redeemed	(13,924)	(5,878)	(17,514)	(1,448)	(4,469)
Ending units	16,987	4,434	12,031	10,418	3,255
The accompanying notes are an integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,599)	$(129)	$376	$(3,347)	$(596)
Capital gains distributions received	23,670	—	40,242	21,829	26,559
Net realized gain (loss) on shares redeemed	(38,243)	(1,542)	(2,479)	(6,751)	(20,926)
Net change in unrealized appreciation (depreciation) on investments	6,017	1,753	(41,114)	39,521	(20,416)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(11,155)	82	(2,975)	51,252	(15,379)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	10,000	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(4,738)	—	(2,653)	(21,466)	(1,955)
Net transfers between other subaccounts
or fixed rate option	(14,346)	2,297	39,000	(11,790)	(3,540)
Miscellaneous transactions	(14)	—	—	(31)	(36)
Other charges	(1,581)	(228)	(1,595)	(2,518)	(1,752)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(20,679)	2,069	34,752	(25,805)	(7,283)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(31,834)	2,151	31,777	25,447	(22,662)

NET ASSETS
Beginning of period	228,181	22,980	159,406	230,721	239,676
End of period	$196,347	$25,131	$191,183	$256,168	$217,014

Beginning units	11,524	1,902	8,762	9,323	14,127
Units issued	7,000	786	4,737	4,606	7,207
Units redeemed	(8,550)	(642)	(2,571)	(5,895)	(8,323)
Ending units	9,974	2,046	10,928	8,034	13,011
The accompanying notes are an integral part of these financial statements.
A48

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020**	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(107,123)	$(454,775)	$(186,833)	$184	$(9,931)
Capital gains distributions received	—	—	—	—	45,855
Net realized gain (loss) on shares redeemed	337,938	7,130,943	137,429	(21,447)	27,946
Net change in unrealized appreciation (depreciation) on investments	(193,894)	8,868,828	113,046	21,410	146,344
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	36,921	15,544,996	63,642	147	210,214

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	2,349,907	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,882,847)	(1,589,129)	(1,373,806)	(31,763)	(79,096)
Net transfers between other subaccounts
or fixed rate option	(9,075,890)	(52,077)	9,105,956	2,489	—
Miscellaneous transactions	49,863	(175)	58	728	(209)
Other charges	(3,309)	(280,965)	(1,867)	(25)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(10,912,183)	427,561	7,730,341	(28,571)	(79,305)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,875,262)	15,972,557	7,793,983	(28,424)	130,909

NET ASSETS
Beginning of period	10,875,262	32,554,732	4,076,336	49,933	557,701
End of period	$—	$48,527,289	$11,870,319	$21,509	$688,610

Beginning units	915,732	1,133,491	322,365	2,849	104,446
Units issued	308,834	838,226	951,643	189	—
Units redeemed	(1,224,566)	(765,710)	(352,211)	(1,847)	(12,980)
Ending units	—	1,206,007	921,797	1,191	91,466

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A49

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(59,073)	$(464,217)	$(2,074,956)	$(1,331)	$(418,669)
Capital gains distributions received	—	—	—	9,967	—
Net realized gain (loss) on shares redeemed	205,154	1,119,433	8,041,498	10,585	1,259,427
Net change in unrealized appreciation (depreciation) on investments	(64,332)	7,529,959	(4,315,425)	5,488	1,126,154
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	81,749	8,185,175	1,651,117	24,709	1,966,912

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	11,649,102	2,151,629	—	3,810,230
Annuity payments	—	—	(9,451)	—	—
Surrenders, withdrawals and death benefits	(279,488)	(1,860,199)	(8,549,468)	(42,075)	(2,694,267)
Net transfers between other subaccounts
or fixed rate option	(796,067)	(2,619,668)	2,315,120	—	6,369,143
Miscellaneous transactions	(16)	2,461	1,742	282	652
Other charges	(1,030)	(342,632)	(1,575,861)	(11)	(291,809)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,076,601)	6,829,064	(5,666,289)	(41,804)	7,193,949

TOTAL INCREASE (DECREASE) IN NET ASSETS	(994,852)	15,014,239	(4,015,172)	(17,095)	9,160,861

NET ASSETS
Beginning of period	3,322,718	66,031,276	155,802,514	164,146	35,623,059
End of period	$2,327,866	$81,045,515	$151,787,342	$147,051	$44,783,920

Beginning units	283,851	4,023,949	11,474,268	6,474	2,968,124
Units issued	177,226	1,247,562	6,636,291	—	1,994,297
Units redeemed	(270,768)	(471,090)	(7,294,895)	(1,612)	(1,358,640)
Ending units	190,309	4,800,421	10,815,664	4,862	3,603,781

The accompanying notes are an integral part of these financial statements.
A50

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(12,187)	$(1,045,405)	$(7,203)	$(226,200)	$(18,959)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	10,577	1,549,843	9,169	408,498	155,122
Net change in unrealized appreciation (depreciation) on investments	25,257	3,890,333	70,953	272,521	(65,699)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	23,647	4,394,771	72,919	454,819	70,464

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	4,945,783	170,857	1,126,424	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(17,109)	(3,343,986)	(53,884)	(1,005,470)	(164,593)
Net transfers between other subaccounts
or fixed rate option	(10,763)	3,705,463	124,565	2,146,084	(761,338)
Miscellaneous transactions	—	(4,090)	81	(412)	3
Other charges	(260)	(875,165)	(5,066)	(147,545)	(237)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(28,132)	4,428,005	236,553	2,119,081	(926,165)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,485)	8,822,776	309,472	2,573,900	(855,701)

NET ASSETS
Beginning of period	543,471	75,360,742	1,034,780	20,655,454	1,098,051
End of period	$538,986	$84,183,518	$1,344,252	$23,229,354	$242,350

Beginning units	53,583	4,961,321	89,112	1,033,296	107,375
Units issued	5,827	4,104,129	31,187	744,062	152,713
Units redeemed	(8,500)	(3,948,616)	(10,494)	(601,842)	(237,806)
Ending units	50,910	5,116,834	109,805	1,175,516	22,282
The accompanying notes are an integral part of these financial statements.
A51

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	8/14/2020**	12/31/2020	12/31/2020	8/14/2020**	12/31/2020

OPERATIONS
Net investment income (loss)	$(14,450)	$(209,242)	$(43,817,148)	$(10,599)	$(21,772)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	251,338	663,082	13,263,543	463,400	27,742
Net change in unrealized appreciation (depreciation) on investments	(290,291)	(219,950)	264,606,061	(464,422)	485,893
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(53,403)	233,890	234,052,456	(11,621)	491,863

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	259,267	578,544	217,146,540	235,892	707,695
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(57,214)	(833,010)	(121,981,437)	(45,575)	(104,362)
Net transfers between other subaccounts
or fixed rate option	(3,305,491)	1,856,053	—	(2,322,930)	2,051,488
Miscellaneous transactions	101	1,344	(6,038)	71	314
Other charges	(8,523)	(128,773)	(264,186)	(4,926)	(11,553)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,111,860)	1,474,158	94,894,879	(2,137,468)	2,643,582

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,165,263)	1,708,048	328,947,335	(2,149,089)	3,135,445

NET ASSETS
Beginning of period	3,165,263	17,385,877	2,116,571,955	2,149,089	1,804,267
End of period	$—	$19,093,925	$2,445,519,290	$—	$4,939,712

Beginning units	264,152	893,894	174,543,032	117,637	95,655
Units issued	30,089	652,524	11,935,016	23,690	191,284
Units redeemed	(294,241)	(574,485)	(3,999,120)	(141,327)	(20,276)
Ending units	—	971,933	182,478,928	—	266,663
**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A52

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	4/24/2020**	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(11,553)	$(3,222,878)	$(9,127)	$(84,028)	$(111,428)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	115,966	(6,131,008)	345,639	233,497	327,998
Net change in unrealized appreciation (depreciation) on investments	(47,696)	25,192,787	(926,367)	2,689,071	1,870,459
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	56,717	15,838,901	(589,855)	2,838,540	2,087,029

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	13,817,350	119,259	840,482	2,373,553
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(111,135)	(3,885,151)	(55,764)	(434,107)	(510,848)
Net transfers between other subaccounts
or fixed rate option	(442,399)	10,517,919	(4,561,736)	3,823,374	2,865,096
Miscellaneous transactions	—	(7,445)	(92)	631	54
Other charges	(202)	(2,941,605)	(7,873)	(76,711)	(104,600)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(553,736)	17,501,068	(4,506,206)	4,153,669	4,623,255

TOTAL INCREASE (DECREASE) IN NET ASSETS	(497,019)	33,339,969	(5,096,061)	6,992,209	6,710,284

NET ASSETS
Beginning of period	718,971	244,962,775	5,096,061	10,229,046	15,829,465
End of period	$221,952	$278,302,744	$—	$17,221,255	$22,539,749

Beginning units	61,906	16,860,533	389,549	714,650	1,170,474
Units issued	149,044	15,778,814	13,134	463,873	623,274
Units redeemed	(193,606)	(15,548,021)	(402,683)	(109,035)	(205,370)
Ending units	17,344	17,091,326	—	1,069,488	1,588,378

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A53

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	4/24/2020**	4/24/2020**	4/24/2020**	8/14/2020**	8/14/2020**

OPERATIONS
Net investment income (loss)	$(4,922)	$(6,662)	$(12,377)	$(1,729)	$(6,767)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(45,915)	(4,221)	485,894	84,992	409,259
Net change in unrealized appreciation (depreciation) on investments	(169,565)	(828,835)	(602,051)	24,407	(481,730)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(220,402)	(839,718)	(128,534)	107,670	(79,238)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	80,688	192	856	942	38,544
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(20,783)	(31,799)	(107,946)	(11,502)	(27,852)
Net transfers between other subaccounts
or fixed rate option	(2,596,725)	(3,143,932)	(6,194,146)	(547,923)	(2,032,661)
Miscellaneous transactions	2,447	(6)	32	(20)	(15)
Other charges	(4,352)	(5,880)	(11,928)	(1,625)	(6,482)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,538,725)	(3,181,425)	(6,313,132)	(560,128)	(2,028,466)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,759,127)	(4,021,143)	(6,441,666)	(452,458)	(2,107,704)

NET ASSETS
Beginning of period	2,759,127	4,021,143	6,441,666	452,458	2,107,704
End of period	$—	$—	$—	$—	$—

Beginning units	273,312	285,089	580,859	49,146	155,093
Units issued	17,480	3,336	3,034	1,004	10,227
Units redeemed	(290,792)	(288,425)	(583,893)	(50,150)	(165,320)
Ending units	—	—	—	—	—

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A54

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	11/13/2020**	12/31/2020	12/31/2020	11/13/2020**	11/13/2020**

OPERATIONS
Net investment income (loss)	$(11,925)	$(668,232)	$(88,947)	$(10,906)	$(5,270)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	113,049	(2,044,832)	1,091,318	225,713	121,466
Net change in unrealized appreciation (depreciation) on investments	(65,120)	2,885,332	(383,831)	(156,215)	(56,891)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	36,004	172,268	618,540	58,592	59,305

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	880,110	1,816,849	—	287,155	90,265
Annuity payments	—	(5,884)	—	—	—
Surrenders, withdrawals and death benefits	(38,520)	(970,736)	(220,382)	(41,774)	(13,286)
Net transfers between other subaccounts
or fixed rate option	(2,768,144)	1,385,737	(9,161,220)	(2,281,944)	(945,039)
Miscellaneous transactions	3,478	11,062	54	(40)	(73)
Other charges	(11,181)	(615,362)	(266)	(10,025)	(5,005)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,934,257)	1,621,666	(9,381,814)	(2,046,628)	(873,138)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,898,253)	1,793,934	(8,763,274)	(1,988,036)	(813,833)

NET ASSETS
Beginning of period	1,898,253	53,391,583	10,189,255	1,988,036	813,833
End of period	$—	$55,185,517	$1,425,981	$—	$—

Beginning units	191,121	4,211,030	977,547	176,306	72,348
Units issued	149,697	3,833,208	239,685	43,040	61,091
Units redeemed	(340,818)	(3,879,648)	(1,091,312)	(219,346)	(133,439)
Ending units	—	4,164,590	125,920	—	—

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A55

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	8/14/2020**	12/31/2020	4/24/2020**	12/31/2020

OPERATIONS
Net investment income (loss)	$(36,586)	$(7,827)	$(6,770)	$(3,992)	$52,767
Capital gains distributions received	—	—	—	—	424,931
Net realized gain (loss) on shares redeemed	13,099	321,048	(6,171)	108,533	33,553
Net change in unrealized appreciation (depreciation) on investments	230,327	(252,615)	102,016	(73,983)	742,631
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	206,840	60,606	89,075	30,558	1,253,882

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	335,476	156,561	217,604	236	1,270,739
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(218,271)	(38,650)	(43,944)	(78,211)	(263,642)
Net transfers between other subaccounts
or fixed rate option	22,933,405	(2,468,386)	20,198	(2,164,222)	266,789
Miscellaneous transactions	(62)	2	396	(6)	515
Other charges	(28,448)	(8,356)	(6,461)	(3,900)	(32,942)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	23,022,100	(2,358,829)	187,793	(2,246,103)	1,241,459

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,228,940	(2,298,223)	276,868	(2,215,545)	2,495,341

NET ASSETS
Beginning of period	861,408	2,298,223	1,085,455	2,215,545	5,332,212
End of period	$24,090,348	$—	$1,362,323	$—	$7,827,553

Beginning units	75,864	194,594	94,335	222,461	427,246
Units issued	2,208,627	20,333	28,228	2,597	160,094
Units redeemed	(56,586)	(214,927)	(9,065)	(225,058)	(54,281)
Ending units	2,227,905	—	113,498	—	533,059

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A56

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$63,751	$(38,180)	$49	$(3,267)	$(9,190)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(43,997)	808,745	21,050	152,307	292,777
Net change in unrealized appreciation (depreciation) on investments	50,007	(413,054)	11,220	(92,611)	(96,307)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	69,761	357,511	32,319	56,429	187,280

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	384,282	—	346	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(191,742)	(202,462)	(82,498)	—	(1,584,635)
Net transfers between other subaccounts
or fixed rate option	(88,714)	(4,044,798)	(50,159)	(1,118,220)	(2,604,439)
Miscellaneous transactions	5,505	103	—	(10)	9
Other charges	(14,087)	(747)	(906)	(128)	(22)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	95,244	(4,247,904)	(133,217)	(1,118,358)	(4,189,087)

TOTAL INCREASE (DECREASE) IN NET ASSETS	165,005	(3,890,393)	(100,898)	(1,061,929)	(4,001,807)

NET ASSETS
Beginning of period	2,482,236	5,539,254	484,541	1,061,929	4,001,807
End of period	$2,647,241	$1,648,861	$383,643	$—	$—

Beginning units	198,648	531,908	36,732	100,738	376,784
Units issued	65,044	254,361	309	868	16,017
Units redeemed	(55,591)	(642,380)	(10,865)	(101,606)	(392,801)
Ending units	208,101	143,889	26,176	—	—

The accompanying notes are an integral part of these financial statements.
A57

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST American Funds Growth Allocation Portfolio	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Dimensional Global Core Allocation Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(1,084,711)	$(286,498)	$(474,018)	$(319,702)	$(3,582)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(2,378,575)	1,164,380	(2,546,773)	(783,544)	(33,846)
Net change in unrealized appreciation (depreciation) on investments	15,358,915	502,797	7,380,556	4,043,685	88,313
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	11,895,629	1,380,679	4,359,765	2,940,439	50,885

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,927,351	—	10,785,067	7,000,476	859,027
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,083,308)	(1,953,168)	(299,245)	(207,185)	(149)
Net transfers between other subaccounts
or fixed rate option	(952,492)	8,200,687	311,788	423,143	(431,406)
Miscellaneous transactions	1,610	482	4,115	(1,311)	3
Other charges	(958,027)	(5,018)	(402,634)	(233,385)	(2,499)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,935,134	6,242,983	10,399,091	6,981,738	424,976

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,830,763	7,623,662	14,758,856	9,922,177	475,861

NET ASSETS
Beginning of period	74,239,429	1,942,445	27,462,520	18,354,476	8,576
End of period	$95,070,192	$9,566,107	$42,221,376	$28,276,653	$484,437

Beginning units	6,508,627	173,249	2,254,409	1,561,045	833
Units issued	5,359,739	2,572,707	2,972,953	1,447,284	107,848
Units redeemed	(4,939,931)	(1,986,690)	(2,256,325)	(900,594)	(67,090)
Ending units	6,928,435	759,266	2,971,037	2,107,735	41,591
The accompanying notes are an integral part of these financial statements.
A58

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2031	MFS® International Growth Portfolio (Service Shares)	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)	MFS® Technology Portfolio (Service Shares)	MFS® Mid Cap Growth Series (Service Shares)
	1/2/2020*	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(87,745)	$(85)	$(61)	$(1,794)	$(745)
Capital gains distributions received	—	99	—	—	10,621
Net realized gain (loss) on shares redeemed	30,066	1,349	5	705	(833)
Net change in unrealized appreciation (depreciation) on investments	(100,273)	12,486	5,712	120,782	51,824
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(157,952)	13,849	5,656	119,693	60,867

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	131,501	50,712	916,277	365,953
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(259,745)	(6,025)	—	(1,738)	(4,007)
Net transfers between other subaccounts
or fixed rate option	10,806,878	77,287	(3)	475,465	19,951
Miscellaneous transactions	(24)	(337)	—	(2,710)	360
Other charges	(82)	(135)	(10)	(1,325)	(607)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,547,027	202,291	50,699	1,385,969	381,650

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,389,075	216,140	56,355	1,505,662	442,517

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$10,389,075	$216,140	$56,355	$1,505,662	$442,517

Beginning units	—	—	—	—	—
Units issued	1,300,965	21,588	4,159	115,171	36,940
Units redeemed	(364,525)	(5,551)	(1)	(12,130)	(7,004)
Ending units	936,440	16,037	4,158	103,041	29,936

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A59

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® New Discovery Series (Service Shares)	MFS® Research Series (Service Shares)	MFS® Total Return Bond Series (Service Shares)	MFS® Total Return Series (Service Shares)	MFS® Utilities Series (Service Shares)
	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(309)	$(82)	$1,148	$3,326	$1,790
Capital gains distributions received	4,335	107	—	5,659	3,112
Net realized gain (loss) on shares redeemed	105	13	4,550	329	366
Net change in unrealized appreciation (depreciation) on investments	33,104	7,893	23,408	31,268	52,914
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	37,235	7,931	29,106	40,582	58,182

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	71,543	114,871	1,223,096	426,557	370,882
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(348)	(994)	(6,358)	(29,287)	(3,620)
Net transfers between other subaccounts
or fixed rate option	98,575	255	569,749	80,437	277,952
Miscellaneous transactions	569	140	63	268	194
Other charges	(216)	(26)	(1,970)	(569)	(584)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	170,123	114,246	1,784,580	477,406	644,824

TOTAL INCREASE (DECREASE) IN NET ASSETS	207,358	122,177	1,813,686	517,988	703,006

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$207,358	$122,177	$1,813,686	$517,988	$703,006

Beginning units	—	—	—	—	—
Units issued	12,452	9,494	251,664	53,032	58,263
Units redeemed	(56)	(83)	(82,671)	(9,850)	(421)
Ending units	12,396	9,411	168,993	43,182	57,842

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A60

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 4)	American Funds IS Blue Chip Income and Growth Fund (Class 4)	American Funds IS Bond Fund (Class 4)	American Funds IS Global Growth and Income Fund (Class 4)	American Funds IS Global Small Capitalization Fund (Class 4)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$6,595	$2,247	$2,370	$317	$(18)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	34	107	—	3,458	1
Net change in unrealized appreciation (depreciation) on investments	27,446	17,805	(128)	7,743	1,800
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	34,075	20,159	2,242	11,518	1,783

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	441,032	143,990	114,204	27,823	35,431
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(17,495)	(1,428)	(303)	(33,813)	—
Net transfers between other subaccounts
or fixed rate option	406,229	83,504	130,714	49,779	2,606
Miscellaneous transactions	—	—	—	—	308
Other charges	(240)	(26)	(172)	(32)	(11)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	829,526	226,040	244,443	43,757	38,334

TOTAL INCREASE (DECREASE) IN NET ASSETS	863,601	246,199	246,685	55,275	40,117

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$863,601	$246,199	$246,685	$55,275	$40,117

Beginning units	—	—	—	—	—
Units issued	82,178	22,273	24,399	7,907	3,223
Units redeemed	(2,786)	(136)	(47)	(3,038)	(0)(1)
Ending units	79,392	22,137	24,352	4,869	3,223

*Date subaccount became available for investment.

(1) Amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.
A61

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 4)	American Funds IS Growth-Income Fund (Class 4)	American Funds IS International Fund (Class 4)	American Funds IS New World Fund® (Class 4)	BlackRock Advantage Large Cap Core V.I. Fund (Class III)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(1,489)	$2,062	$36	$(180)	$1,116
Capital gains distributions received	—	—	—	—	11,922
Net realized gain (loss) on shares redeemed	1,295	506	7	294	2
Net change in unrealized appreciation (depreciation) on investments	195,149	13,764	5,622	19,129	(1,925)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	194,955	16,332	5,665	19,243	11,115

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	371,976	133,480	30,352	143,950	54,001
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(9,117)	(2,903)	—	(2,352)	—
Net transfers between other subaccounts
or fixed rate option	1,361,022	203,071	—	87,981	125,829
Miscellaneous transactions	(28)	(898)	—	23	188
Other charges	(1,107)	(195)	(25)	(127)	(29)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,722,746	332,555	30,327	229,475	179,989

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,917,701	348,887	35,992	248,718	191,104

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$1,917,701	$348,887	$35,992	$248,718	$191,104

Beginning units	—	—	—	—	—
Units issued	157,872	37,967	3,005	25,640	17,019
Units redeemed	(1,198)	(6,429)	(2)	(4,786)	(3)
Ending units	156,674	31,538	3,003	20,854	17,016

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A62

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	BlackRock Advantage Large Cap Value V.I. Fund (Class III)	BlackRock Capital Appreciation V.I. Fund (Class III)	BlackRock Equity Dividend V.I. Fund (Class III)	BlackRock Large Cap Focus Growth V.I. Fund (Class III)	Fidelity® VIP Balanced Portfolio (Service Class 2)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$381	$(122)	$636	$(184)	$11,254
Capital gains distributions received	—	9,198	4,214	9,719	181
Net realized gain (loss) on shares redeemed	4	4	3,050	4	1,926
Net change in unrealized appreciation (depreciation) on investments	3,744	(2,199)	7,954	4,484	73,915
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,129	6,881	15,854	14,023	87,276

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	31,760	50,236	145,923	42,524	1,119,689
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	(2,981)	—	—
Net transfers between other subaccounts
or fixed rate option	—	86,431	17,554	155,604	347,609
Miscellaneous transactions	—	—	(2,237)	9	(399)
Other charges	(3)	(155)	—	(86)	(255)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	31,757	136,512	158,259	198,051	1,466,644

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,886	143,393	174,113	212,074	1,553,920

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$35,886	$143,393	$174,113	$212,074	$1,553,920

Beginning units	—	—	—	—	—
Units issued	3,189	12,377	21,907	18,606	144,186
Units redeemed	(0)(1)	(13)	(6,456)	(8)	(5,046)
Ending units	3,189	12,364	15,451	18,598	139,140

*Date subaccount became available for investment.

(1) Amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.
A63

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)	Fidelity® VIP Health Care Portfolio (Service Class 2)	BlackRock Basic Value V.I. Fund (Class III)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(1,864)	$(990)	$4,293	$987
Capital gains distributions received	967	11,262	16,723	645
Net realized gain (loss) on shares redeemed	(1,961)	1,720	89	5
Net change in unrealized appreciation (depreciation) on investments	94,123	113,289	21,443	7,400
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	91,265	125,281	42,548	9,037

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	748,658	161,054	284,674	50,840
Annuity payments	—	—	—	—
Surrenders, withdrawals and death benefits	(5,930)	(29,921)	(6,403)	—
Net transfers between other subaccounts
or fixed rate option	1,366,028	1,132,896	1,319,968	—
Miscellaneous transactions	—	325	138	—
Other charges	(1,309)	(831)	(854)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,107,447	1,263,523	1,597,523	50,840

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,198,712	1,388,804	1,640,071	59,877

NET ASSETS
Beginning of period	—	—	—	—
End of period	$2,198,712	$1,388,804	$1,640,071	$59,877

Beginning units	—	—	—	—
Units issued	205,915	114,829	150,971	5,206
Units redeemed	(5,765)	(2,581)	(453)	—
Ending units	200,150	112,248	150,518	5,206

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A64

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$29,044	$(184,240)	$(237,719)	$(273,791)	$(175,874)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	486,196	1,106,794	1,036,963	73,379
Net change in unrealized appreciation (depreciation) on investments	—	893,605	3,082,402	3,220,896	1,725,467
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	29,044	1,195,561	3,951,477	3,984,068	1,622,972

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	48,463	1,254	38,079	60,573	35,378
Annuity payments	(1,147)	(86,659)	(65,576)	(78,998)	(124,438)
Surrenders, withdrawals and death benefits	(977,941)	(1,866,134)	(1,560,374)	(1,894,956)	(1,225,951)
Net transfers between other subaccounts
or fixed rate option	238,187	121,750	(222,907)	(154,199)	(163,600)
Miscellaneous transactions	(1,460)	160	(6,979)	(5,484)	(133)
Other charges	(5,414)	(3,662)	(8,026)	(19,254)	(13,399)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(699,312)	(1,833,291)	(1,825,783)	(2,092,318)	(1,492,143)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(670,268)	(637,730)	2,125,694	1,891,750	130,829

NET ASSETS
Beginning of period	6,213,434	13,399,464	15,238,467	17,214,366	11,645,533
End of period	$5,543,166	$12,761,734	$17,364,161	$19,106,116	$11,776,362

Beginning units	5,292,009	4,972,262	4,371,001	5,460,664	2,557,491
Units issued	317,774	159,742	14,201	59,922	30,027
Units redeemed	(989,936)	(805,592)	(480,008)	(634,708)	(320,635)
Ending units	4,619,847	4,326,412	3,905,194	4,885,878	2,266,883

The accompanying notes are an integral part of these financial statements.
A65

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(343,752)	$(60,071)	$(342,503)	$(74,082)	$15,004
Capital gains distributions received	—	—	—	—	64,140
Net realized gain (loss) on shares redeemed	827,049	296,506	2,272,139	235,388	10,147
Net change in unrealized appreciation (depreciation) on investments	6,022,830	800,285	4,535,390	988,498	259,641
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,506,127	1,036,720	6,465,026	1,149,804	348,932

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,719,728	2,084	21,285	1,353,641	—
Annuity payments	(58,980)	(522)	(50,268)	(11,044)	—
Surrenders, withdrawals and death benefits	(2,215,752)	(470,954)	(2,573,872)	(346,209)	(115,355)
Net transfers between other subaccounts
or fixed rate option	1,886,329	(16,433)	(318,698)	123,020	(27,612)
Miscellaneous transactions	7,775	(5,475)	1,333	(303)	(27)
Other charges	(36,843)	(3,255)	(15,136)	(11,992)	(251)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,302,257	(494,555)	(2,935,356)	1,107,113	(143,245)

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,808,384	542,165	3,529,670	2,256,917	205,687

NET ASSETS
Beginning of period	20,531,253	3,778,794	21,649,322	5,003,796	1,401,452
End of period	$32,339,637	$4,320,959	$25,178,992	$7,260,713	$1,607,139

Beginning units	5,459,734	1,455,883	5,051,540	831,879	821,571
Units issued	1,042,322	11,802	33,790	206,003	10,240
Units redeemed	(825,811)	(204,801)	(588,856)	(112,878)	(84,089)
Ending units	5,676,245	1,262,884	4,496,474	925,004	747,722
The accompanying notes are an integral part of these financial statements.
A66

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$54,796	$(31,579)	$(48,214)	$21,596	$(8,842)
Capital gains distributions received	373,142	801,194	534,905	—	148,665
Net realized gain (loss) on shares redeemed	51,571	130,953	93,581	(37,140)	22,068
Net change in unrealized appreciation (depreciation) on investments	800,144	756,329	878,394	983,805	222,644
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,279,653	1,656,897	1,458,666	968,261	384,535

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,071	18,068	13,415	4,381	2,227
Annuity payments	(4,563)	(12,029)	—	—	(11,324)
Surrenders, withdrawals and death benefits	(223,860)	(491,522)	(268,668)	(368,126)	(47,027)
Net transfers between other subaccounts
or fixed rate option	(21,450)	(36,568)	(37,634)	(2,203)	(13,918)
Miscellaneous transactions	365	72	(6)	341	(1)
Other charges	(1,195)	(1,771)	(1,247)	(1,252)	(376)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(234,632)	(523,750)	(294,140)	(366,859)	(70,419)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,045,021	1,133,147	1,164,526	601,402	314,116

NET ASSETS
Beginning of period	5,268,523	6,283,767	4,433,711	3,989,799	1,261,738
End of period	$6,313,544	$7,416,914	$5,598,237	$4,591,201	$1,575,854

Beginning units	1,464,459	2,291,230	1,399,058	1,334,864	387,107
Units issued	13,457	8,570	4,542	32,818	906
Units redeemed	(70,025)	(173,120)	(81,983)	(140,782)	(19,254)
Ending units	1,407,891	2,126,680	1,321,617	1,226,900	368,759
The accompanying notes are an integral part of these financial statements.
A67

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(91,374)	$12,852	$(29,701)	$(43,617)	$118
Capital gains distributions received	573,893	104,910	298,243	—	55,958
Net realized gain (loss) on shares redeemed	286,661	74,747	(38,743)	280,528	(114,094)
Net change in unrealized appreciation (depreciation) on investments	1,194,171	207,605	307,696	507,385	381,690
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,963,351	400,114	537,495	744,296	323,672

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,468	3,692	1,839	367	1,902
Annuity payments	(4,814)	(24,493)	(1,761)	(85,529)	(58,375)
Surrenders, withdrawals and death benefits	(398,050)	(160,746)	(219,385)	(252,372)	(343,851)
Net transfers between other subaccounts
or fixed rate option	(29,232)	(5,302)	(40,313)	(96,771)	(40,280)
Miscellaneous transactions	147	(20)	(17)	(71)	(17)
Other charges	(1,718)	(381)	(524)	(507)	(309)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(429,199)	(187,250)	(260,161)	(434,883)	(440,930)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,534,152	212,864	277,334	309,413	(117,258)

NET ASSETS
Beginning of period	5,549,770	1,676,664	1,867,922	2,921,183	1,306,683
End of period	$7,083,922	$1,889,528	$2,145,256	$3,230,596	$1,189,425

Beginning units	1,420,850	478,153	609,960	945,238	720,713
Units issued	24,043	7,177	5,476	1,567	1,944
Units redeemed	(113,639)	(55,156)	(74,494)	(125,718)	(215,544)
Ending units	1,331,254	430,174	540,942	821,087	507,113
The accompanying notes are an integral part of these financial statements.
A68

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(5,776)	$(105,181)	$(6,110)	$(102,359)	$(27,529)
Capital gains distributions received	52,936	—	51,487	—	—
Net realized gain (loss) on shares redeemed	22,144	343,032	8,257	489,507	73,763
Net change in unrealized appreciation (depreciation) on investments	47,138	1,020,838	80,901	1,556,388	423,010
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	116,442	1,258,689	134,535	1,943,536	469,244

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	2,201	—	8,767	1,595
Annuity payments	—	(27,586)	—	(27,350)	—
Surrenders, withdrawals and death benefits	(57,102)	(456,594)	(11,748)	(505,036)	(189,472)
Net transfers between other subaccounts
or fixed rate option	4,622	63,475	(7,499)	(211,450)	(59,403)
Miscellaneous transactions	(41)	519	—	(394)	(3,206)
Other charges	(69)	(16,972)	(915)	(13,122)	(2,989)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(52,590)	(434,957)	(20,162)	(748,585)	(253,475)

TOTAL INCREASE (DECREASE) IN NET ASSETS	63,852	823,732	114,373	1,194,951	215,769

NET ASSETS
Beginning of period	378,743	6,185,109	412,692	5,686,150	1,628,740
End of period	$442,595	$7,008,841	$527,065	$6,881,101	$1,844,509

Beginning units	253,543	2,086,442	202,010	1,767,575	964,649
Units issued	3,723	54,090	14	12,093	6,943
Units redeemed	(33,666)	(183,012)	(8,521)	(183,495)	(145,684)
Ending units	223,600	1,957,520	193,503	1,596,173	825,908
The accompanying notes are an integral part of these financial statements.
A69

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(397,916)	$(2,589,552)	$(824,337)	$(400,517)	$(288,154)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,627,709	6,527,845	1,158,500	1,520,573	1,598,983
Net change in unrealized appreciation (depreciation) on investments	5,163,356	15,386,321	7,785,263	2,849,948	4,067,348
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,393,149	19,324,614	8,119,426	3,970,004	5,378,177

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,638,902	4,034,830	1,875,806	2,113,117	629,012
Annuity payments	(6,554)	(63,400)	(3,282)	(17,082)	—
Surrenders, withdrawals and death benefits	(2,528,652)	(10,543,354)	(4,896,703)	(2,718,419)	(1,509,235)
Net transfers between other subaccounts
or fixed rate option	(1,121,742)	9,619,605	59,373,779	969,920	1,745,404
Miscellaneous transactions	(12)	(4,713)	(4,296)	337	(1,697)
Other charges	(243,987)	(1,759,708)	(506,229)	(234,145)	(169,136)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,262,045)	1,283,260	55,839,075	113,728	694,348

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,131,104	20,607,874	63,958,501	4,083,732	6,072,525

NET ASSETS
Beginning of period	25,132,365	147,331,470	13,956,301	28,532,420	14,871,379
End of period	$30,263,469	$167,939,344	$77,914,802	$32,616,152	$20,943,904

Beginning units	1,359,928	11,258,620	962,348	1,997,465	772,368
Units issued	371,941	1,822,127	4,384,171	557,072	276,497
Units redeemed	(452,476)	(1,687,213)	(1,004,819)	(532,718)	(226,672)
Ending units	1,279,393	11,393,534	4,341,700	2,021,819	822,193
The accompanying notes are an integral part of these financial statements.
A70

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(140,833)	$(215,823)	$(962,943)	$(527,322)	$(821,027)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	679,524	676,062	6,435,557	2,685,142	6,458,295
Net change in unrealized appreciation (depreciation) on investments	865,907	2,034,267	10,035,850	6,386,953	8,015,083
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,404,598	2,494,506	15,508,464	8,544,773	13,652,351

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	79,528	256,279	2,136,859	867,363	579,018
Annuity payments	(1,841)	—	(6,926)	(16,993)	—
Surrenders, withdrawals and death benefits	(584,849)	(998,760)	(4,969,556)	(2,705,700)	(4,375,175)
Net transfers between other subaccounts
or fixed rate option	765,877	1,319,141	316,376	1,744,713	3,419,676
Miscellaneous transactions	(809)	789	(1,570)	4,871	(3,191)
Other charges	(79,695)	(120,535)	(565,092)	(313,594)	(481,636)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	178,211	456,914	(3,089,909)	(419,340)	(861,308)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,582,809	2,951,420	12,418,555	8,125,433	12,791,043

NET ASSETS
Beginning of period	7,800,185	12,086,301	54,320,999	30,540,662	46,002,028
End of period	$9,382,994	$15,037,721	$66,739,554	$38,666,095	$58,793,071

Beginning units	437,242	707,790	2,749,901	1,743,492	1,915,488
Units issued	168,948	270,186	768,820	539,432	526,263
Units redeemed	(158,271)	(243,734)	(868,148)	(550,694)	(545,232)
Ending units	447,919	734,242	2,650,573	1,732,230	1,896,519
The accompanying notes are an integral part of these financial statements.
A71

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(310,153)	$(463,291)	$(284,445)	$(404,706)	$(377,498)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,289,558	1,611,277	292,470	2,532,387	193,311
Net change in unrealized appreciation (depreciation) on investments	4,486,303	4,235,829	740,847	4,024,636	3,453,620
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,465,708	5,383,815	748,872	6,152,317	3,269,433

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,217,138	878,026	2,913,015	635,587	499,475
Annuity payments	—	(3,751)	(447,587)	—	—
Surrenders, withdrawals and death benefits	(1,478,341)	(2,543,997)	(2,138,077)	(1,327,482)	(1,783,995)
Net transfers between other subaccounts
or fixed rate option	1,364,320	3,436,589	2,917,421	1,857,633	5,213,608
Miscellaneous transactions	395	(634)	(1,124)	(836)	(964)
Other charges	(180,042)	(279,047)	(161,647)	(247,541)	(235,473)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	923,470	1,487,186	3,082,001	917,361	3,692,651

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,389,178	6,871,001	3,830,873	7,069,678	6,962,084

NET ASSETS
Beginning of period	17,359,043	27,100,696	20,602,742	26,070,435	20,245,767
End of period	$24,748,221	$33,971,697	$24,433,615	$33,140,113	$27,207,851

Beginning units	763,496	1,469,914	2,033,398	1,138,228	2,264,362
Units issued	283,810	428,520	968,234	425,981	1,001,679
Units redeemed	(238,455)	(342,131)	(675,900)	(394,958)	(632,126)
Ending units	808,851	1,556,303	2,325,732	1,169,251	2,633,915

The accompanying notes are an integral part of these financial statements.
A72

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(17,999,325)	$(490,831)	$(409,104)	$(200,303)	$(2,264,493)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	53,326,646	2,803,043	1,339,988	141,459	4,162,795
Net change in unrealized appreciation (depreciation) on investments	161,726,756	6,115,409	4,586,814	76,278	21,908,929
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	197,054,077	8,427,621	5,517,698	17,434	23,807,231

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	26,817,355	862,615	161,560	630,679	7,792,313
Annuity payments	(469,941)	(13,804)	—	(3,480)	(28,053)
Surrenders, withdrawals and death benefits	(81,798,532)	(2,541,113)	(1,618,925)	(873,683)	(7,015,312)
Net transfers between other subaccounts
or fixed rate option	29,443,538	(109,888)	1,733,484	2,078,626	5,983,944
Miscellaneous transactions	23,080	(711)	464	(118)	367
Other charges	(12,712,153)	(301,630)	(251,735)	(133,810)	(1,652,057)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(38,696,653)	(2,104,531)	24,848	1,698,214	5,081,202

TOTAL INCREASE (DECREASE) IN NET ASSETS	158,357,424	6,323,090	5,542,546	1,715,648	28,888,433

NET ASSETS
Beginning of period	1,037,326,664	30,215,160	21,141,538	14,210,012	122,381,662
End of period	$1,195,684,088	$36,538,250	$26,684,084	$15,925,660	$151,270,095

Beginning units	68,595,679	1,709,504	1,837,554	1,383,930	9,607,346
Units issued	6,701,187	374,183	635,859	441,475	1,422,698
Units redeemed	(8,509,998)	(469,102)	(636,116)	(284,472)	(1,029,889)
Ending units	66,786,868	1,614,585	1,837,297	1,540,933	10,000,155
The accompanying notes are an integral part of these financial statements.
A73

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(11,611,844)	$(4,402,472)	$(11,671,327)	$(7,440,780)	$(5,963,683)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	37,774,123	8,598,652	44,923,541	24,904,851	16,321,510
Net change in unrealized appreciation (depreciation) on investments	103,541,916	28,728,910	84,094,280	38,779,182	51,485,967
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	129,704,195	32,925,090	117,346,494	56,243,253	61,843,794

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	22,603,646	2,870,646	25,589,431	16,693,455	10,014,978
Annuity payments	(144,213)	(84,242)	(816,431)	(179,441)	(169,528)
Surrenders, withdrawals and death benefits	(39,627,479)	(16,545,747)	(59,519,053)	(47,992,500)	(26,828,233)
Net transfers between other subaccounts
or fixed rate option	36,831,132	32,403,786	19,003,861	22,142,242	18,908,601
Miscellaneous transactions	(8,915)	(4,753)	(2,506)	(14,881)	8,497
Other charges	(7,368,963)	(2,357,899)	(7,432,994)	(4,867,838)	(4,196,601)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	12,285,208	16,281,791	(23,177,692)	(14,218,963)	(2,262,286)

TOTAL INCREASE (DECREASE) IN NET ASSETS	141,989,403	49,206,881	94,168,802	42,024,290	59,581,508

NET ASSETS
Beginning of period	621,581,930	222,318,463	667,892,222	433,758,975	335,136,023
End of period	$763,571,333	$271,525,344	$762,061,024	$475,783,265	$394,717,531

Beginning units	40,024,703	18,240,805	44,994,875	32,523,557	25,093,495
Units issued	6,750,491	4,509,526	5,864,422	5,579,393	3,470,965
Units redeemed	(5,691,669)	(3,283,527)	(6,972,692)	(6,500,037)	(3,444,975)
Ending units	41,083,525	19,466,804	43,886,605	31,602,913	25,119,485
The accompanying notes are an integral part of these financial statements.
A74

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(17,738,143)	$(9,920,296)	$(1,427,507)	$109,422	$(397,776)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	35,575,694	32,285,111	11,282,186	—	2,347,320
Net change in unrealized appreciation (depreciation) on investments	156,356,039	91,012,598	12,758,194	—	4,440,078
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	174,193,590	113,377,413	22,612,873	109,422	6,389,622

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	20,131,702	14,024,171	6,404,994	1,970,809	950,122
Annuity payments	(109,367)	(153,252)	(23,031)	—	(28,251)
Surrenders, withdrawals and death benefits	(71,825,641)	(43,257,082)	(9,022,851)	(80,262,257)	(2,353,568)
Net transfers between other subaccounts
or fixed rate option	76,618,772	14,358,437	2,248,111	74,981,377	1,093,150
Miscellaneous transactions	15,870	(858)	9,375	(545)	3,121
Other charges	(12,604,750)	(6,974,656)	(816,096)	(156,662)	(217,745)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	12,226,586	(22,003,240)	(1,199,498)	(3,467,278)	(553,171)

TOTAL INCREASE (DECREASE) IN NET ASSETS	186,420,176	91,374,173	21,413,375	(3,357,856)	5,836,451

NET ASSETS
Beginning of period	981,859,311	567,374,679	84,916,872	26,432,011	22,086,767
End of period	$1,168,279,487	$658,748,852	$106,330,247	$23,074,155	$27,923,218

Beginning units	64,493,332	37,242,549	3,096,538	2,871,150	1,038,246
Units issued	10,768,297	3,499,019	974,884	4,992,197	308,185
Units redeemed	(9,736,747)	(4,501,941)	(884,227)	(5,379,503)	(308,635)
Ending units	65,524,882	36,239,627	3,187,195	2,483,844	1,037,796
The accompanying notes are an integral part of these financial statements.
A75

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,887,983)	$(177,937)	$(295,913)	$(3,275,046)	$(1,794,814)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,155,927	311,769	1,259,661	23,138,442	3,292,254
Net change in unrealized appreciation (depreciation) on investments	11,279,611	2,089,555	4,994,484	(356,647)	11,081,571
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	13,547,555	2,223,387	5,958,232	19,506,749	12,579,011

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,862,493	733,287	904,752	—	2,447,388
Annuity payments	(30,699)	—	—	—	(17,509)
Surrenders, withdrawals and death benefits	(16,195,658)	(814,955)	(1,240,360)	(11,445,914)	(10,438,489)
Net transfers between other subaccounts
or fixed rate option	21,150,379	1,725,551	28,280	(507,610,845)	10,827,604
Miscellaneous transactions	(2,577)	(2,395)	(447)	(5,214)	(5,365)
Other charges	(1,736,967)	(104,366)	(209,804)	(2,552,075)	(1,139,057)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	6,046,971	1,537,122	(517,579)	(521,614,048)	1,674,572

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,594,526	3,760,509	5,440,653	(502,107,299)	14,253,583

NET ASSETS
Beginning of period	171,480,455	11,238,647	19,290,908	611,858,761	114,485,712
End of period	$191,074,981	$14,999,156	$24,731,561	$109,751,462	$128,739,295

Beginning units	15,038,927	1,023,641	1,475,982	50,427,163	9,301,442
Units issued	4,137,214	380,116	342,867	8,311,679	2,318,886
Units redeemed	(3,676,102)	(249,410)	(374,750)	(51,334,916)	(2,201,940)
Ending units	15,500,039	1,154,347	1,444,099	7,403,926	9,418,388
The accompanying notes are an integral part of these financial statements.
A76

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(125,997)	$(370,557)	$(468,446)	$(6,031,104)	$(3,420,589)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	514,019	317,140	2,217,673	13,234,132	7,602,655
Net change in unrealized appreciation (depreciation) on investments	1,295,180	2,487,023	4,018,566	50,854,727	30,664,836
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,683,202	2,433,606	5,767,793	58,057,755	34,846,902

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	328,572	182,669	1,324,322	6,565,037	6,426,933
Annuity payments	—	—	(2,384)	(78,685)	—
Surrenders, withdrawals and death benefits	(550,337)	(1,305,816)	(2,579,710)	(27,671,056)	(11,200,525)
Net transfers between other subaccounts
or fixed rate option	403,611	4,869,862	3,568,274	23,243,120	12,754,555
Miscellaneous transactions	(219)	(816)	(688)	22,059	(3,981)
Other charges	(72,954)	(252,227)	(281,877)	(4,592,383)	(2,543,164)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	108,673	3,493,672	2,027,937	(2,511,908)	5,433,818

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,791,875	5,927,278	7,795,730	55,545,847	40,280,720

NET ASSETS
Beginning of period	6,998,536	19,786,281	26,492,992	350,823,780	190,855,496
End of period	$8,790,411	$25,713,559	$34,288,722	$406,369,627	$231,136,216

Beginning units	475,857	2,113,540	1,371,403	27,003,521	13,553,914
Units issued	140,772	946,088	557,278	3,289,957	2,088,865
Units redeemed	(126,665)	(613,676)	(454,019)	(3,318,776)	(1,588,411)
Ending units	489,964	2,445,952	1,474,662	26,974,702	14,054,368
The accompanying notes are an integral part of these financial statements.
A77

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(3,243,208)	$(5,105)	$(20)	$(3,167)	$(4,460)
Capital gains distributions received	—	16,161	13,648	17,998	44,311
Net realized gain (loss) on shares redeemed	5,396,178	10,485	(1,573)	22,638	6,437
Net change in unrealized appreciation (depreciation) on investments	24,986,534	42,535	8,573	52,246	7,027
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	27,139,504	64,076	20,628	89,715	53,315

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,798,185	23,043	—	—	15,494
Annuity payments	(103,287)	—	—	—	—
Surrenders, withdrawals and death benefits	(10,773,657)	(24,287)	(20,295)	(63,623)	(42,090)
Net transfers between other subaccounts
or fixed rate option	20,194,829	55,126	(27,676)	3,957	117,503
Miscellaneous transactions	213	(23)	(17)	—	(3)
Other charges	(2,506,088)	(2,953)	(877)	(3,362)	(2,736)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	14,610,195	50,906	(48,865)	(63,028)	88,168

TOTAL INCREASE (DECREASE) IN NET ASSETS	41,749,699	114,982	(28,237)	26,687	141,483

NET ASSETS
Beginning of period	179,186,503	272,441	100,974	311,220	215,986
End of period	$220,936,202	$387,423	$72,737	$337,907	$357,469

Beginning units	14,915,693	10,696	6,026	26,264	8,520
Units issued	3,297,528	4,172	443	1,998	6,266
Units redeemed	(2,112,910)	(1,196)	(2,988)	(6,381)	(1,878)
Ending units	16,100,311	13,672	3,481	21,881	12,908
The accompanying notes are an integral part of these financial statements.
A78

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(6,130)	$(2,331)	$(3,866)	$276	$(2,096)
Capital gains distributions received	60,393	13,297	10,127	5,830	15,914
Net realized gain (loss) on shares redeemed	47,299	1,710	(1,391)	2,303	3,803
Net change in unrealized appreciation (depreciation) on investments	12,211	25,967	47,418	20,373	9,733
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	113,773	38,643	52,288	28,782	27,354

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(46,813)	(11,926)	(16,097)	—	(4,646)
Net transfers between other subaccounts
or fixed rate option	(142,622)	(80,321)	67,083	(9,015)	(59,990)
Miscellaneous transactions	(86)	—	(26)	—	—
Other charges	(3,745)	(1,533)	(2,629)	(1,220)	(1,211)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(193,266)	(93,780)	48,331	(10,235)	(65,847)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(79,493)	(55,137)	100,619	18,547	(38,493)

NET ASSETS
Beginning of period	431,553	195,091	215,439	118,165	173,535
End of period	$352,060	$139,954	$316,058	$136,712	$135,042

Beginning units	26,594	11,255	13,737	9,378	8,799
Units issued	3,555	1,427	5,804	500	1,034
Units redeemed	(13,289)	(6,071)	(2,923)	(1,190)	(3,992)
Ending units	16,860	6,611	16,618	8,688	5,841

The accompanying notes are an integral part of these financial statements.
A79

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(3,117)	$728	$411	$(3,145)	$(944)
Capital gains distributions received	—	—	9,937	48,206	23,421
Net realized gain (loss) on shares redeemed	(565)	(831)	3,276	1,487	3,093
Net change in unrealized appreciation (depreciation) on investments	38,680	4,350	11,725	1,367	20,703
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	34,998	4,247	25,349	47,915	46,273

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(5,439)	(18,192)	(21,195)	(925)	(17,558)
Net transfers between other subaccounts
or fixed rate option	46,181	2,331	85,026	13,843	89,182
Miscellaneous transactions	—	—	—	—	—
Other charges	(1,799)	(370)	(1,359)	(2,434)	(2,019)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	38,943	(16,231)	62,472	10,484	69,605

TOTAL INCREASE (DECREASE) IN NET ASSETS	73,941	(11,984)	87,821	58,399	115,878

NET ASSETS
Beginning of period	154,240	34,964	71,585	172,322	123,798
End of period	$228,181	$22,980	$159,406	$230,721	$239,676

Beginning units	9,396	3,272	4,763	8,822	9,317
Units issued	3,026	263	5,898	1,217	7,474
Units redeemed	(898)	(1,633)	(1,899)	(716)	(2,664)
Ending units	11,524	1,902	8,762	9,323	14,127
The accompanying notes are an integral part of these financial statements.
A80

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(149,756)	$(404,587)	$(120,939)	$1,069	$(8,749)
Capital gains distributions received	—	—	—	18,623	63,037
Net realized gain (loss) on shares redeemed	54,677	2,469,095	316,364	(419)	2,280
Net change in unrealized appreciation (depreciation) on investments	151,479	5,694,144	(58,875)	(13,590)	88,338
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	56,400	7,758,652	136,550	5,683	144,906

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	1,929,289	—	—	—
Annuity payments	—	(4,037)	—	—	—
Surrenders, withdrawals and death benefits	(1,982,237)	(2,213,060)	(506,543)	—	—
Net transfers between other subaccounts
or fixed rate option	11,311,563	856,445	(1,489,319)	4,912	(803)
Miscellaneous transactions	9	(2,897)	17	—	—
Other charges	(206)	(237,041)	(2,215)	(25)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	9,329,129	328,699	(1,998,060)	4,887	(803)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,385,529	8,087,351	(1,861,510)	10,570	144,103

NET ASSETS
Beginning of period	1,489,733	24,467,381	5,937,846	39,363	413,598
End of period	$10,875,262	$32,554,732	$4,076,336	$49,933	$557,701

Beginning units	128,055	1,076,927	496,283	2,550	104,602
Units issued	1,025,531	353,476	247,580	301	45
Units redeemed	(237,854)	(296,912)	(421,498)	(2)	(201)
Ending units	915,732	1,133,491	322,365	2,849	104,446
The accompanying notes are an integral part of these financial statements.
A81

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(94,599)	$(417,499)	$(2,350,657)	$(1,760)	$(378,170)
Capital gains distributions received	—	—	—	17,030	—
Net realized gain (loss) on shares redeemed	171,306	999,300	4,637,407	783	797,587
Net change in unrealized appreciation (depreciation) on investments	70,519	10,374,777	19,465,290	21,543	2,141,894
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	147,226	10,956,578	21,752,040	37,596	2,561,311

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	7,796,712	6,165,526	—	3,262,636
Annuity payments	—	—	(25,333)	—	(112,506)
Surrenders, withdrawals and death benefits	(75,192)	(3,135,950)	(11,772,651)	—	(3,597,466)
Net transfers between other subaccounts
or fixed rate option	(1,564,379)	(2,274,088)	7,676,998	(565)	5,484,901
Miscellaneous transactions	—	1,818	3,469	—	(1,543)
Other charges	(1,296)	(307,855)	(1,696,029)	(11)	(254,238)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,640,867)	2,080,637	351,980	(576)	4,781,784

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,493,641)	13,037,215	22,104,020	37,020	7,343,095

NET ASSETS
Beginning of period	4,816,359	52,994,061	133,698,494	127,126	28,279,964
End of period	$3,322,718	$66,031,276	$155,802,514	$164,146	$35,623,059

Beginning units	429,009	3,831,913	11,402,260	6,496	2,550,988
Units issued	94,002	636,240	1,348,625	25	1,253,533
Units redeemed	(239,160)	(444,204)	(1,276,617)	(47)	(836,397)
Ending units	283,851	4,023,949	11,474,268	6,474	2,968,124
The accompanying notes are an integral part of these financial statements.
A82

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(15,162)	$(1,002,158)	$(6,736)	$(220,029)	$(42,277)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	60,215	1,835,910	8,232	794,692	152,806
Net change in unrealized appreciation (depreciation) on investments	(12,285)	11,206,354	116,063	3,550,872	19,400
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	32,768	12,040,106	117,559	4,125,535	129,929

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	9,571,922	230,418	1,345,903	—
Annuity payments	—	(29,365)	(1,099)	—	—
Surrenders, withdrawals and death benefits	(399,462)	(3,981,313)	(47,390)	(1,208,701)	(1,023,809)
Net transfers between other subaccounts
or fixed rate option	(179,152)	7,221,315	11,128	2,326,428	(2,136,279)
Miscellaneous transactions	20	4,850	(7)	35	(5)
Other charges	(371)	(777,994)	(4,280)	(132,785)	(360)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(578,965)	12,009,415	188,770	2,330,880	(3,160,453)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(546,197)	24,049,521	306,329	6,456,415	(3,030,524)

NET ASSETS
Beginning of period	1,089,668	51,311,221	728,451	14,199,039	4,128,575
End of period	$543,471	$75,360,742	$1,034,780	$20,655,454	$1,098,051

Beginning units	109,728	4,069,073	71,628	893,489	433,526
Units issued	331	1,519,417	26,419	443,846	32,386
Units redeemed	(56,476)	(627,169)	(8,935)	(304,039)	(358,537)
Ending units	53,583	4,961,321	89,112	1,033,296	107,375
The accompanying notes are an integral part of these financial statements.
A83

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(24,021)	$(218,228)	$(34,614,882)	$(18,167)	$(12,732)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(2,604)	1,096,145	1,690,250	65,858	39,535
Net change in unrealized appreciation (depreciation) on investments	454,005	2,813,652	294,984,344	329,720	296,361
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	427,380	3,691,569	262,059,712	377,411	323,164

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	442,075	871,965	515,016,217	286,641	457,716
Annuity payments	(2,170)	—	—	—	—
Surrenders, withdrawals and death benefits	(189,038)	(903,381)	(96,580,514)	(160,639)	(140,375)
Net transfers between other subaccounts
or fixed rate option	133,002	2,155,829	—	(104,319)	(27,073)
Miscellaneous transactions	(98)	253	(5,788)	1,779	414
Other charges	(12,096)	(121,435)	(231,230)	(7,269)	(6,408)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	371,675	2,003,231	418,198,685	16,193	284,274

TOTAL INCREASE (DECREASE) IN NET ASSETS	799,055	5,694,800	680,258,397	393,604	607,438

NET ASSETS
Beginning of period	2,366,208	11,691,077	1,436,313,558	1,755,485	1,196,829
End of period	$3,165,263	$17,385,877	$2,116,571,955	$2,149,089	$1,804,267

Beginning units	231,465	770,298	137,939,994	114,787	74,529
Units issued	72,144	380,480	37,935,530	31,730	33,798
Units redeemed	(39,457)	(256,884)	(1,332,492)	(28,880)	(12,672)
Ending units	264,152	893,894	174,543,032	117,637	95,655
The accompanying notes are an integral part of these financial statements.
A84

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(30,039)	$(2,965,540)	$(28,081)	$(58,523)	$(86,183)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	142,747	765,078	95,240	170,501	155,193
Net change in unrealized appreciation (depreciation) on investments	(8,800)	40,547,081	742,599	1,584,097	1,798,522
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	103,908	38,346,619	809,758	1,696,075	1,867,532

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	51,593,297	829,516	869,764	1,968,147
Annuity payments	—	(12,809)	—	—	—
Surrenders, withdrawals and death benefits	(427,766)	(3,929,340)	(237,157)	(446,788)	(886,334)
Net transfers between other subaccounts
or fixed rate option	(1,425,988)	32,763,241	(369,414)	1,496,194	60,629
Miscellaneous transactions	(4)	(9,299)	1,123	188	785
Other charges	(313)	(2,575,195)	(26,281)	(54,378)	(81,298)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,854,071)	77,829,895	197,787	1,864,980	1,061,929

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,750,163)	116,176,514	1,007,545	3,561,055	2,929,461

NET ASSETS
Beginning of period	2,469,134	128,786,261	4,088,516	6,667,991	12,900,004
End of period	$718,971	$244,962,775	$5,096,061	$10,229,046	$15,829,465

Beginning units	227,318	10,900,423	369,233	562,717	1,077,038
Units issued	39,720	6,317,606	77,155	221,571	181,350
Units redeemed	(205,132)	(357,496)	(56,839)	(69,638)	(87,914)
Ending units	61,906	16,860,533	389,549	714,650	1,170,474
The accompanying notes are an integral part of these financial statements.
A85

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(15,878)	$(21,900)	$(39,840)	$(2,712)	$(11,353)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	14,290	38,644	76,204	(2,163)	40,750
Net change in unrealized appreciation (depreciation) on investments	150,646	766,505	445,001	(13,326)	426,833
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	149,058	783,249	481,365	(18,201)	456,230

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	132,276	353,790	646,139	17,924	245,274
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(203,075)	(108,150)	(612,361)	(18,325)	(67,549)
Net transfers between other subaccounts
or fixed rate option	(147,836)	(40,545)	(1,277)	(12,449)	(161,013)
Miscellaneous transactions	55	—	215	—	9
Other charges	(15,986)	(21,097)	(38,340)	(2,555)	(10,224)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(234,566)	183,998	(5,624)	(15,405)	6,497

TOTAL INCREASE (DECREASE) IN NET ASSETS	(85,508)	967,247	475,741	(33,606)	462,727

NET ASSETS
Beginning of period	2,844,635	3,053,896	5,965,925	486,064	1,644,977
End of period	$2,759,127	$4,021,143	$6,441,666	$452,458	$2,107,704

Beginning units	297,180	268,817	580,670	50,898	153,369
Units issued	24,890	34,008	98,149	3,353	20,173
Units redeemed	(48,758)	(17,736)	(97,960)	(5,105)	(18,449)
Ending units	273,312	285,089	580,859	49,146	155,093
The accompanying notes are an integral part of these financial statements.
A86

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(8,832)	$(710,403)	$(258,282)	$(10,864)	$(4,058)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,412	406,013	899,710	23,233	2,285
Net change in unrealized appreciation (depreciation) on investments	66,850	7,237,832	400,353	103,027	49,739
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	61,430	6,933,442	1,041,781	115,396	47,966

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	697,246	6,372,169	—	236,554	126,600
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(79,490)	(1,184,138)	(1,773,411)	(110,326)	(25,807)
Net transfers between other subaccounts
or fixed rate option	141,850	6,462,473	(6,240,807)	(63,702)	162,365
Miscellaneous transactions	10	(171)	371	10	7
Other charges	(8,029)	(630,405)	(2,485)	(10,417)	(3,584)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	751,587	11,019,928	(8,016,332)	52,119	259,581

TOTAL INCREASE (DECREASE) IN NET ASSETS	813,017	17,953,370	(6,974,551)	167,515	307,547

NET ASSETS
Beginning of period	1,085,236	35,438,213	17,163,806	1,820,521	506,286
End of period	$1,898,253	$53,391,583	$10,189,255	$1,988,036	$813,833

Beginning units	114,622	3,257,536	1,787,719	170,573	48,784
Units issued	95,451	1,281,459	581,637	34,742	26,546
Units redeemed	(18,952)	(327,965)	(1,391,809)	(29,009)	(2,982)
Ending units	191,121	4,211,030	977,547	176,306	72,348
The accompanying notes are an integral part of these financial statements.
A87

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,782)	$(12,919)	$(6,055)	$(12,481)	$31,341
Capital gains distributions received	—	—	—	—	210,071
Net realized gain (loss) on shares redeemed	10,411	18,408	4,046	4,766	27,099
Net change in unrealized appreciation (depreciation) on investments	38,630	288,364	152,164	99,489	606,493
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	44,259	293,853	150,155	91,774	875,004

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	238,941	286,308	160,761	378,837	574,043
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(32,296)	(91,069)	(46,933)	(133,278)	(236,792)
Net transfers between other subaccounts
or fixed rate option	(81,998)	17,122	(58,285)	(42,961)	(1,127,440)
Miscellaneous transactions	—	—	13	121	200
Other charges	(4,250)	(12,315)	(5,905)	(11,889)	(32,776)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	120,397	200,046	49,651	190,830	(822,765)

TOTAL INCREASE (DECREASE) IN NET ASSETS	164,656	493,899	199,806	282,604	52,239

NET ASSETS
Beginning of period	696,752	1,804,324	885,649	1,932,941	5,279,973
End of period	$861,408	$2,298,223	$1,085,455	$2,215,545	$5,332,212

Beginning units	64,799	175,320	89,509	203,173	494,628
Units issued	23,106	37,065	26,985	46,426	51,148
Units redeemed	(12,041)	(17,791)	(22,159)	(27,138)	(118,530)
Ending units	75,864	194,594	94,335	222,461	427,246
The accompanying notes are an integral part of these financial statements.
A88

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$57,684	$(176,149)	$2,888	$(39,522)	$(44,003)
Capital gains distributions received	6,081	—	—	—	—
Net realized gain (loss) on shares redeemed	12,372	635,981	7,283	355,477	26,334
Net change in unrealized appreciation (depreciation) on investments	215,216	394,082	73,739	(83,533)	91,651
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	291,353	853,914	83,910	232,422	73,982

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	265,555	—	49,903	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(152,765)	(931,201)	(38,629)	(211,917)	(268,320)
Net transfers between other subaccounts
or fixed rate option	(67,278)	(7,237,289)	11,883	(3,886,206)	4,046,505
Miscellaneous transactions	(25)	(191)	—	27,361	—
Other charges	(14,060)	(3,099)	(703)	(468)	(302)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	31,427	(8,171,780)	22,454	(4,071,230)	3,777,883

TOTAL INCREASE (DECREASE) IN NET ASSETS	322,780	(7,317,866)	106,364	(3,838,808)	3,851,865

NET ASSETS
Beginning of period	2,159,456	12,857,120	378,177	4,900,737	149,942
End of period	$2,482,236	$5,539,254	$484,541	$1,061,929	$4,001,807

Beginning units	195,355	1,345,255	34,561	509,661	15,549
Units issued	28,665	280,988	5,576	347,094	413,422
Units redeemed	(25,372)	(1,094,335)	(3,405)	(756,017)	(52,187)
Ending units	198,648	531,908	36,732	100,738	376,784

The accompanying notes are an integral part of these financial statements.
A89

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST American Funds Growth Allocation Portfolio	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Dimensional Global Core Allocation Portfolio
	1/1/2019	1/2/2019*	1/28/2019*	1/28/2019*	11/18/2019*
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(731,228)	$(18,767)	$(164,217)	$(105,319)	$(4)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	56,778	(7,590)	18,572	3,739	—
Net change in unrealized appreciation (depreciation) on investments	9,425,619	(13,939)	1,987,397	1,113,677	58
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	8,751,169	(40,296)	1,841,752	1,012,097	54

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	40,213,182	—	24,903,441	17,179,100	8,522
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(643,807)	(179,466)	(24,312)	(47,151)	—
Net transfers between other subaccounts
or fixed rate option	3,012,611	2,144,996	842,826	268,466	—
Miscellaneous transactions	7,102	17,211	582	234	—
Other charges	(580,327)	—	(101,769)	(58,270)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	42,008,761	1,982,741	25,620,768	17,342,379	8,522

TOTAL INCREASE (DECREASE) IN NET ASSETS	50,759,930	1,942,445	27,462,520	18,354,476	8,576

NET ASSETS
Beginning of period	23,479,499	—	—	—	—
End of period	$74,239,429	$1,942,445	$27,462,520	$18,354,476	$8,576

Beginning units	2,482,095	—	—	—	—
Units issued	4,168,166	674,795	2,318,854	1,571,372	833
Units redeemed	(141,634)	(501,546)	(64,445)	(10,327)	—
Ending units	6,508,627	173,249	2,254,409	1,561,045	833

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A90

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
DECEMBER 31, 2020

Note 1:    General

Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the “Account”) was established under the laws of the State of New Jersey on May 20, 1996 as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company), which in turn is wholly-owned by The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life of New Jersey. Proceeds from purchases of the variable annuity contracts listed below (individually, a “contract” or “product” and collectively, the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct.

Discovery Choice	Prudential Premier Variable Annuity Bb Series
Discovery Select	Strategic Partners Advisor
Prudential Defined Income Annuity	Strategic Partners FlexElite
Prudential MyRock Advisor New York Variable Annuity	Strategic Partners FlexElite 2
Prudential Premier Advisor Variable Annuity Series	Strategic Partners Plus
Prudential Premier Investment Variable Annuity B, C Series	Strategic Partners Plus 3
Prudential Premier Retirement Variable Annuity	Strategic Partners Select
Prudential Premier Retirement Variable Annuity X, B, L, C Series	Strategic Partners Variable Annuity One
Prudential Premier Variable Annuity B, L, X Series	Strategic Partners Variable Annuity One 3
The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contracts. The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio (Class I)	AST Cohen & Steers Realty Portfolio
Prudential Diversified Bond Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
Prudential Equity Portfolio (Class I)	AST T. Rowe Price Large-Cap Value Portfolio
Prudential Value Portfolio (Class I)	AST High Yield Portfolio
Prudential High Yield Bond Portfolio	AST Small-Cap Growth Opportunities Portfolio
Prudential Stock Index Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
Prudential Global Portfolio	AST Small-Cap Value Portfolio
Prudential Jennison Portfolio (Class I)	AST Mid-Cap Growth Portfolio
Prudential Small Capitalization Stock Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio
T. Rowe Price International Stock Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
T. Rowe Price Equity Income Portfolio (Equity Income Class)	AST MFS Growth Portfolio
Invesco V.I. Core Equity Fund (Series I)	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
Janus Henderson VIT Research Portfolio (Institutional Shares)	AST BlackRock Low Duration Bond Portfolio
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	AST QMA US Equity Alpha Portfolio
MFS® Research Series (Initial Class)	AST T. Rowe Price Natural Resources Portfolio
MFS® Growth Series (Initial Class)	AST T. Rowe Price Asset Allocation Portfolio
American Century VP Value Fund (Class I)	AST MFS Global Equity Portfolio
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	AST J.P. Morgan International Equity Portfolio
Prudential Jennison 20/20 Focus Portfolio (Class I)	AST Templeton Global Bond Portfolio*
Davis Value Portfolio	AST Wellington Management Hedged Equity Portfolio
AB VPS Large Cap Growth Portfolio (Class B)	AST Capital Growth Asset Allocation Portfolio
Prudential SP Small Cap Value Portfolio (Class I)	AST Academic Strategies Asset Allocation Portfolio
Janus Henderson VIT Research Portfolio (Service Shares)	AST Balanced Asset Allocation Portfolio
SP Prudential U.S. Emerging Growth Portfolio (Class I)	AST Preservation Asset Allocation Portfolio
Prudential SP International Growth Portfolio (Class I)	AST Fidelity Institutional AM℠ Quantitative Portfolio

A91

Note 1:    General (Continued)

AST Prudential Growth Allocation Portfolio	AST PIMCO Dynamic Bond Portfolio*
AST Advanced Strategies Portfolio	AST Legg Mason Diversified Growth Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio	AST Bond Portfolio 2026
AST Government Money Market Portfolio	AST AB Global Bond Portfolio*
AST Small-Cap Growth Portfolio	AST Goldman Sachs Global Income Portfolio*
AST BlackRock/Loomis Sayles Bond Portfolio	AST Global Bond Portfolio
AST International Value Portfolio	(formerly AST Wellington Management Global Bond Portfolio)
AST International Growth Portfolio	AST Neuberger Berman Long/Short Portfolio*
AST Investment Grade Bond Portfolio	AST QMA International Core Equity Portfolio
AST Western Asset Core Plus Bond Portfolio	AST Managed Alternatives Portfolio*
AST Cohen & Steers Global Realty Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
AST Emerging Markets Equity Portfolio	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
(formerly AST Parametric Emerging Markets Equity Portfolio)	AST Bond Portfolio 2027
AST Goldman Sachs Small-Cap Value Portfolio	NVIT Emerging Markets Fund (Class D)
AST AllianzGI World Trends Portfolio	AST Bond Portfolio 2028****
AST J.P. Morgan Global Thematic Portfolio	AST Bond Portfolio 2029****
AST Goldman Sachs Multi-Asset Portfolio	AST American Funds Growth Allocation Portfolio
ProFund VP Consumer Services	AST Bond Portfolio 2030
ProFund VP Consumer Goods	AST BlackRock 80/20 Target Allocation ETF Portfolio
ProFund VP Financials	AST BlackRock 60/40 Target Allocation ETF Portfolio
ProFund VP Health Care	AST Dimensional Global Core Allocation Portfolio
ProFund VP Industrials	AST Bond Portfolio 2031
ProFund VP Mid-Cap Growth	MFS® International Growth Portfolio (Service Shares)
ProFund VP Mid-Cap Value	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)
ProFund VP Real Estate	MFS® Technology Portfolio (Service Shares)
ProFund VP Small-Cap Growth	MFS® Mid Cap Growth Series (Service Shares)
ProFund VP Small-Cap Value	MFS® New Discovery Series (Service Shares)
ProFund VP Telecommunications	MFS® Research Series (Service Shares)
ProFund VP Utilities	MFS® Total Return Bond Series (Service Shares)
ProFund VP Large-Cap Growth	MFS® Total Return Series (Service Shares)
ProFund VP Large-Cap Value	MFS® Utilities Series (Service Shares)
AST Bond Portfolio 2020***	American Funds IS Asset Allocation Fund (Class 4)
AST Jennison Large-Cap Growth Portfolio	American Funds IS Blue Chip
AST Bond Portfolio 2021	Income and Growth Fund (Class 4)
Wells Fargo VT International Equity Fund (Class 1)	American Funds IS Bond Fund (Class 4)
Wells Fargo VT Omega Growth Fund (Class 1)	American Funds IS Global Growth and Income Fund (Class 4)
AST Bond Portfolio 2022	American Funds IS Global Small Capitalization Fund (Class 4)
AST Quantitative Modeling Portfolio	American Funds IS Growth Fund (Class 4)
AST BlackRock Global Strategies Portfolio	American Funds IS Growth-Income Fund (Class 4)
Wells Fargo VT Opportunity Fund (Class 1)	American Funds IS International Fund (Class 4)
AST Prudential Core Bond Portfolio	American Funds IS New World Fund® (Class 4)
AST Bond Portfolio 2023	BlackRock Advantage Large Cap Core V.I. Fund (Class III)
AST MFS Growth Allocation Portfolio	BlackRock Advantage Large Cap Value V.I. Fund (Class III)
AST Western Asset Emerging Markets Debt Portfolio	BlackRock Capital Appreciation V.I. Fund (Class III)
AST MFS Large-Cap Value Portfolio	BlackRock Equity Dividend V.I. Fund (Class III)
AST Bond Portfolio 2024	BlackRock Large Cap Focus Growth V.I. Fund (Class III)
AST AQR Emerging Markets Equity Portfolio*	Fidelity® VIP Balanced Portfolio (Service Class 2)
AST ClearBridge Dividend Growth Portfolio	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
AST Multi-Sector Fixed Income Portfolio	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)
AST AQR Large-Cap Portfolio*	Fidelity® VIP Health Care Portfolio (Service Class 2)
AST Large-Cap Core Portfolio	BlackRock Basic Value V.I. Fund (Class III)
(formerly AST QMA Large-Cap Portfolio)	American Funds IS Asset Allocation Fund (Class 1)**
AST Bond Portfolio 2025	American Funds IS Blue Chip Income and Growth Fund (Class 1)**
AST T. Rowe Price Growth Opportunities Portfolio	American Funds IS Bond Fund (Class 1)**
AST Goldman Sachs Global Growth Allocation Portfolio*	American Funds IS Growth Fund (Class 1)**
AST T. Rowe Price Diversified Real Growth Portfolio	American Funds IS Growth-Income Fund (Class 1)**
AST Prudential Flexible Multi-Strategy Portfolio	American Funds IS Ultra-Short Bond Fund (Class 1)**
AST Franklin Templeton K2 Global Absolute Return Portfolio*	American Funds IS U.S. Government/
AST Managed Equity Portfolio*	AAA-Rated Securities Fund (Class 1)**
AST Managed Fixed Income Portfolio*	AST Western Asset Corporate Bond Portfolio**
AST FQ Absolute Return Currency Portfolio*	AST T. Rowe Price Corporate Bond Portfolio**
AST Jennison Global Infrastructure Portfolio*	AST PIMCO Corporate Bond Portfolio**
A92

Note 1:    General (Continued)

AST Prudential Corporate Bond Portfolio**	ClearBridge Variable Mid Cap Portfolio (Class I)**
AST BlackRock Corporate Bond Portfolio**	ClearBridge Variable Small Cap Growth Portfolio (Class I)**
BlackRock Advantage Large Cap Core V.I. Fund (Class I)**	QS Variable Conservative Growth (Class I)**
BlackRock Basic Value V.I. Fund (Class I)**	QS Variable Growth (Class I)**
BlackRock Capital Appreciation V.I. Fund (Class I)**	QS Variable Moderate Growth (Class I)**
BlackRock Equity Dividend V.I. Fund (Class I)**	Western Asset Core Plus VIT Portfolio (Class I)**
BlackRock Global Allocation V.I. Fund (Class I)**	Western Asset Variable Global High Yield Bond Portfolio (Class I)**
BlackRock Large Cap Focus Growth V.I. Fund (Class I)**	MFS® Utilities Series (Initial Class)**
Prudential Conservative Balanced Portfolio**	MFS® Investors Trust Series (Initial Class)**
DFA VA Global Bond Portfolio**	MFS® New Discovery Series (Initial Class)**
DFA VA Global Moderate Allocation Portfolio**	MFS® Total Return Series (Initial Class)**
DFA VA International Small Portfolio**	MFS® Mid Cap Growth Series (Initial Class)**
DFA VA International Value Portfolio**	MFS® International Intrinsic Value Portfolio (Initial Class)**
DFA VA Short-Term Fixed Portfolio**	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)**
DFA VA U.S. Large Value Portfolio**	MFS® Technology Portfolio (Initial Class)**
DFA VA U.S. Targeted Value Portfolio**	MFS® Investors Trust Series (Service Shares)**
Fidelity® VIP Balanced Portfolio (Initial Class)**	MFS® Total Return Bond Series (Initial Class)**
Fidelity® VIP Consumer Discretionary Portfolio (Initial Class)**	MFS® Value Series (Initial Class)**
Fidelity® VIP Contrafund℠ Portfolio (Initial Class)**	Prudential Natural Resources Portfolio (Class I)**
Fidelity® VIP Disciplined Small Cap Portfolio (Initial Class)**	Vanguard Equity Index Portfolio**
Fidelity® VIP Emerging Markets Portfolio (Initial Class)**	Vanguard Global Bond Index**
Fidelity® VIP Financial Services Portfolio (Initial Class)**	Vanguard Mid-Cap Index Portfolio**
Fidelity® VIP Floating Rate High Income Portfolio (Initial Class)**	Vanguard Real Estate Index Portfolio**
Fidelity® VIP Growth Opportunities Portfolio (Initial Class)**	Vanguard Total Bond Market Index Portfolio**
Fidelity® VIP Growth Portfolio (Initial Class)**	Vanguard Total International Stock Index Portfolio**
Fidelity® VIP Health Care Portfolio (Initial Class)**	Vanguard Total Stock Market Index Portfolio**
Fidelity® VIP High Income Portfolio (Initial Class)**	Vanguard Balanced Portfolio**
Fidelity® VIP Industrials Portfolio (Initial Class)**	Vanguard Capital Growth Portfolio**
Fidelity® VIP International Capital Appreciation Portfolio (Initial Class)**	Vanguard Conservative Allocation Portfolio**
Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)**	Vanguard Diversified Value Portfolio**
Fidelity® VIP Mid Cap Portfolio (Initial Class)**	Vanguard Equity Income Portfolio**
Fidelity® VIP Strategic Income Portfolio (Initial Class)**	Vanguard Growth Portfolio**
Fidelity® VIP Technology Portfolio (Initial Class)**	Vanguard High Yield Bond Portfolio**
Fidelity® VIP Utilities Portfolio (Initial Class)**	Vanguard International Portfolio**
Prudential Flexible Managed Portfolio**	Vanguard Moderate Allocation Portfolio**
Prudential Government Income Portfolio**	Vanguard Short-Term Investment Grade Portfolio**
ClearBridge Variable Aggressive Growth Portfolio (Class I)**	Wells Fargo VT Small Cap Growth Fund (Class 1)**
ClearBridge Variable Appreciation Portfolio (Class I)**
ClearBridge Variable Dividend Strategy Portfolio (Class I)**
ClearBridge Variable Large Cap Growth Portfolio (Class I)**

*    Subaccount was no longer available for investment as of December 31, 2020.
**    Subaccount was available for investment but had no assets as of December 31, 2020, and had no activity during 2020.
***    Subaccount liquidated during the period ended December 31, 2020.
****    Subaccount was available for investment but had no assets as of December 31, 2020.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2020 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.
A93

Note 1:    General (Continued)

Merger Date	Removed Portfolio	Surviving Portfolio
April 24, 2020	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
April 24, 2020	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
April 24, 2020	AST Managed Equity Portfolio	AST Government Money Market Portfolio
April 24, 2020	AST Managed Fixed Income Portfolio	AST Government Money Market Portfolio
April 24, 2020	AST Managed Alternatives Portfolio	AST Government Money Market Portfolio
August 14, 2020	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio
August 14, 2020	AST AQR Emerging Markets Equity Portfolio	AST Emerging Markets Equity Portfolio
August 14, 2020	AST FQ Absolute Return Currency Portfolio	AST Government Money Market Portfolio
August 14, 2020	AST Neuberger Berman Long/Short Portfolio	AST Government Money Market Portfolio
August 14, 2020	AST Jennison Global Infrastructure Portfolio	AST Government Money Market Portfolio
November 13, 2020	AST Templeton Global Bond Portfolio	AST Global Bond Portfolio
November 13, 2020	AST PIMCO Dynamic Bond Portfolio	AST Global Bond Portfolio
November 13, 2020	AST AB Global Bond Portfolio	AST Global Bond Portfolio
November 13, 2020	AST Goldman Sachs Global Income Portfolio	AST Global Bond Portfolio

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the products and any optional benefits, if elected.

COVID-19 - Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets, and has adversely impacted, and may continue to adversely impact, the financial performance of the portfolios in which the subaccounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the average cost method.

A94

Note 2:    Significant Accounting Policies (Continued)

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2020, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2020 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio (Class I)	$2,312,457	$2,481,084
Prudential Diversified Bond Portfolio	235,150	1,807,696
Prudential Equity Portfolio (Class I)	36,012	2,941,616
Prudential Value Portfolio (Class I)	346,697	2,905,216
Prudential High Yield Bond Portfolio	245,806	1,993,198
Prudential Stock Index Portfolio	13,342,476	9,322,528
Prudential Global Portfolio	28,220	663,467
Prudential Jennison Portfolio (Class I)	189,650	6,732,202
Prudential Small Capitalization Stock Portfolio	2,444,981	2,057,631
T. Rowe Price International Stock Portfolio	63,789	372,342
T. Rowe Price Equity Income Portfolio (Equity Income Class)	89,925	811,140
Invesco V.I. Core Equity Fund (Series I)	102,882	1,280,250
A95

Note 5:    Purchases and Sales of Investments (Continued)

	Purchases	Sales
Janus Henderson VIT Research Portfolio (Institutional Shares)	$21,611	$1,450,491
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	56,313	651,849
MFS® Research Series (Initial Class)	3,010	243,603
MFS® Growth Series (Initial Class)	211,904	1,555,222
American Century VP Value Fund (Class I)	44,658	293,004
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	58,021	567,725
Prudential Jennison 20/20 Focus Portfolio (Class I)	10,236	404,856
Davis Value Portfolio	13,885	188,037
AB VPS Large Cap Growth Portfolio (Class B)	84,015	131,505
Prudential SP Small Cap Value Portfolio (Class I)	301,183	1,035,942
Janus Henderson VIT Research Portfolio (Service Shares)	2,172	100,948
SP Prudential U.S. Emerging Growth Portfolio (Class I)	69,139	1,518,982
Prudential SP International Growth Portfolio (Class I)	6,070	508,880
AST Cohen & Steers Realty Portfolio	14,861,334	15,988,078
AST J.P. Morgan Strategic Opportunities Portfolio	73,637,495	88,645,292
AST T. Rowe Price Large-Cap Value Portfolio	42,998,571	40,099,141
AST High Yield Portfolio	13,084,376	13,154,296
AST Small-Cap Growth Opportunities Portfolio	11,475,036	13,847,590
AST WEDGE Capital Mid-Cap Value Portfolio	6,267,393	5,816,881
AST Small-Cap Value Portfolio	9,522,194	10,385,115
AST Mid-Cap Growth Portfolio	28,420,368	38,690,588
AST Hotchkis & Wiley Large-Cap Value Portfolio	19,518,934	19,402,071
AST Loomis Sayles Large-Cap Growth Portfolio	24,058,896	35,812,243
AST MFS Growth Portfolio	12,990,296	15,303,457
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	20,413,299	19,678,664
AST BlackRock Low Duration Bond Portfolio	16,379,452	13,931,161
AST QMA US Equity Alpha Portfolio	14,258,376	16,257,445
AST T. Rowe Price Natural Resources Portfolio	19,923,517	18,243,152
AST T. Rowe Price Asset Allocation Portfolio	427,703,372	525,844,197
AST MFS Global Equity Portfolio	17,063,026	19,012,216
AST J.P. Morgan International Equity Portfolio	18,038,065	18,201,862
AST Templeton Global Bond Portfolio	8,950,110	24,097,722
AST Wellington Management Hedged Equity Portfolio	78,630,982	84,866,097
AST Capital Growth Asset Allocation Portfolio	327,197,385	365,518,382
AST Academic Strategies Asset Allocation Portfolio	160,883,531	179,553,346
AST Balanced Asset Allocation Portfolio	232,199,085	288,781,466
AST Preservation Asset Allocation Portfolio	164,783,086	192,181,882
AST Fidelity Institutional AM℠ Quantitative Portfolio	170,359,316	197,387,434
AST Prudential Growth Allocation Portfolio	637,966,217	722,957,463
AST Advanced Strategies Portfolio	251,316,606	306,528,372
AST T. Rowe Price Large-Cap Growth Portfolio	43,609,862	57,801,099
AST Government Money Market Portfolio	91,801,130	61,803,010
AST Small-Cap Growth Portfolio	12,127,438	16,851,331
AST BlackRock/Loomis Sayles Bond Portfolio	108,690,459	113,736,150
AST International Value Portfolio	7,073,117	6,994,972
AST International Growth Portfolio	12,970,286	15,203,542
A96

Note 5:    Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST Investment Grade Bond Portfolio	$3,301,120,503	$3,465,386,094
AST Western Asset Core Plus Bond Portfolio	70,930,867	71,413,269
AST Cohen & Steers Global Realty Portfolio	6,310,253	5,560,080
AST Emerging Markets Equity Portfolio	24,919,255	20,641,425
AST Goldman Sachs Small-Cap Value Portfolio	21,417,015	20,009,986
AST AllianzGI World Trends Portfolio	174,191,267	208,415,985
AST J.P. Morgan Global Thematic Portfolio	118,675,925	134,182,417
AST Goldman Sachs Multi-Asset Portfolio	126,125,831	139,669,433
ProFund VP Consumer Services	182,580	143,711
ProFund VP Consumer Goods	38,167	47,419
ProFund VP Financials	80,016	99,303
ProFund VP Health Care	104,191	97,646
ProFund VP Industrials	245,250	227,874
ProFund VP Mid-Cap Growth	66,214	98,438
ProFund VP Mid-Cap Value	173,561	238,190
ProFund VP Real Estate	41,922	21,269
ProFund VP Small-Cap Growth	33,939	82,143
ProFund VP Small-Cap Value	93,329	116,659
ProFund VP Telecommunications	8,366	6,621
ProFund VP Utilities	73,685	41,441
ProFund VP Large-Cap Growth	99,386	128,537
ProFund VP Large-Cap Value	96,715	106,818
AST Bond Portfolio 2020	3,679,775	14,699,081
AST Jennison Large-Cap Growth Portfolio	24,240,094	24,267,308
AST Bond Portfolio 2021	12,180,584	4,637,076
Wells Fargo VT International Equity Fund (Class 1)	2,487	31,415
Wells Fargo VT Omega Growth Fund (Class 1)	—	89,237
AST Bond Portfolio 2022	2,132,121	3,267,795
AST Quantitative Modeling Portfolio	13,763,417	7,398,570
AST BlackRock Global Strategies Portfolio	76,291,159	84,032,404
Wells Fargo VT Opportunity Fund (Class 1)	—	44,055
AST Prudential Core Bond Portfolio	22,999,356	16,224,076
AST Bond Portfolio 2023	61,783	102,103
AST MFS Growth Allocation Portfolio	52,627,825	49,245,225
AST Western Asset Emerging Markets Debt Portfolio	348,221	118,872
AST MFS Large-Cap Value Portfolio	12,480,933	10,588,053
AST Bond Portfolio 2024	1,620,405	2,565,529
AST AQR Emerging Markets Equity Portfolio	306,009	3,432,318
AST ClearBridge Dividend Growth Portfolio	10,697,630	9,432,714
AST Multi-Sector Fixed Income Portfolio	118,091,191	67,013,461
AST AQR Large-Cap Portfolio	278,773	2,426,840
AST Large-Cap Core Portfolio	2,980,313	358,503
AST Bond Portfolio 2025	1,836,022	2,401,311
AST T. Rowe Price Growth Opportunities Portfolio	195,451,614	181,173,425
AST Goldman Sachs Global Growth Allocation Portfolio	138,173	4,653,506
AST T. Rowe Price Diversified Real Growth Portfolio	5,572,433	1,502,792
A97

Note 5:    Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST Prudential Flexible Multi-Strategy Portfolio	$7,215,340	$2,703,512
AST Franklin Templeton K2 Global Absolute Return Portfolio	170,947	2,714,595
AST Managed Equity Portfolio	34,091	3,222,178
AST Managed Fixed Income Portfolio	32,878	6,358,387
AST FQ Absolute Return Currency Portfolio	10,544	572,400
AST Jennison Global Infrastructure Portfolio	125,920	2,161,153
AST PIMCO Dynamic Bond Portfolio	1,497,839	3,444,020
AST Legg Mason Diversified Growth Portfolio	40,396,824	39,443,390
AST Bond Portfolio 2026	2,646,920	12,117,681
AST AB Global Bond Portfolio	449,276	2,506,809
AST Goldman Sachs Global Income Portfolio	709,459	1,587,867
AST Global Bond Portfolio	23,624,625	639,110
AST Neuberger Berman Long/Short Portfolio	217,737	2,584,394
AST QMA International Core Equity Portfolio	276,896	95,873
AST Managed Alternatives Portfolio	25,717	2,275,811
Blackrock Global Allocation V.I. Fund (Class III)	1,920,687	715,992
JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	657,496	576,946
AST Bond Portfolio 2027	2,835,527	7,121,612
NVIT Emerging Markets Fund (Class D)	3,291	143,110
AST Bond Portfolio 2028	9,329	1,130,954
AST Bond Portfolio 2029	179,787	4,378,064
AST American Funds Growth Allocation Portfolio	56,258,769	48,408,347
AST Bond Portfolio 2030	31,245,763	25,289,278
AST BlackRock 80/20 Target Allocation ETF Portfolio	33,119,891	23,194,818
AST BlackRock 60/40 Target Allocation ETF Portfolio	15,944,750	9,282,713
AST Dimensional Global Core Allocation Portfolio	983,008	561,614
AST Bond Portfolio 2031	14,619,761	4,160,479
MFS® International Growth Portfolio (Service Shares)	272,858	70,747
MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)	50,712	73
MFS® Technology Portfolio (Service Shares)	1,543,889	159,713
MFS® Mid Cap Growth Series (Service Shares)	471,995	91,090
MFS® New Discovery Series (Service Shares)	170,947	1,132
MFS® Research Series (Service Shares)	115,275	1,126
MFS® Total Return Bond Series (Service Shares)	2,664,752	883,376
MFS® Total Return Series (Service Shares)	588,880	112,495
MFS® Utilities Series (Service Shares)	649,632	5,649
American Funds IS Asset Allocation Fund (Class 4)	858,504	29,724
American Funds IS Blue Chip Income and Growth Fund (Class 4)	227,492	1,690
American Funds IS Bond Fund (Class 4)	244,908	642
American Funds IS Global Growth and Income Fund (Class 4)	77,601	33,923
American Funds IS Global Small Capitalization Fund (Class 4)	38,339	23
American Funds IS Growth Fund (Class 4)	1,736,819	15,562
American Funds IS Growth-Income Fund (Class 4)	399,755	67,450
American Funds IS International Fund (Class 4)	30,350	78
American Funds IS New World Fund® (Class 4)	281,307	52,012
BlackRock Advantage Large Cap Core V.I. Fund (Class III)	180,016	147
BlackRock Advantage Large Cap Value V.I. Fund (Class III)	31,760	70
BlackRock Capital Appreciation V.I. Fund (Class III)	136,658	268
A98

Note 5:    Purchases and Sales of Investments (Continued)

	Purchases	Sales
BlackRock Equity Dividend V.I. Fund (Class III)	$226,596	$68,458
BlackRock Large Cap Focus Growth V.I. Fund (Class III)	198,127	260
Fidelity® VIP Balanced Portfolio (Service Class 2)	1,519,891	54,441
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	2,164,115	58,532
Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)	1,294,221	31,688
Fidelity® VIP Health Care Portfolio (Service Class 2)	1,601,951	5,662
BlackRock Basic Value V.I. Fund (Class III)	50,840	49

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC (“PGIM Investments”), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and QMA LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the
A99

Note 6:    Related Party Transactions (Continued)
benefit of certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund and the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of Prudential Financial violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

Note 7:    Financial Highlights

Pruco Life of New Jersey sells a number of variable annuity products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Pruco Life of New Jersey and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by Pruco Life of New Jersey.
A100

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio (Class I)
December 31, 2020	4,551	$0.91	to	$9.77	$5,391	0.30%	1.00%	to	1.75%	-1.38%	to	-0.70%
December 31, 2019	4,620	$0.92	to	$9.84	$5,543	1.91%	1.00%	to	1.75%	0.17%	to	0.91%
December 31, 2018	5,292	$0.92	to	$9.75	$6,213	1.51%	1.00%	to	1.75%	-0.24%	to	0.52%
December 31, 2017	6,350	$0.92	to	$9.70	$7,457	0.55%	1.00%	to	1.75%	-1.19%	to	-0.44%
December 31, 2016	7,027	$0.93	to	$9.74	$8,291	0.09%	1.00%	to	1.75%	-1.58%	to	-0.90%

	Prudential Diversified Bond Portfolio
December 31, 2020	3,863	$2.72	to	$3.16	$12,186	0.00%	1.35%	to	1.40%	6.95%	to	7.01%
December 31, 2019	4,326	$2.40	to	$2.95	$12,762	0.00%	1.35%	to	1.65%	9.10%	to	9.42%
December 31, 2018	4,972	$2.20	to	$2.70	$13,399	0.00%	1.35%	to	1.65%	-1.78%	to	-1.49%
December 31, 2017	5,697	$2.24	to	$2.74	$15,603	0.00%	1.35%	to	1.65%	5.27%	to	5.58%
December 31, 2016	6,274	$2.12	to	$2.60	$16,285	0.00%	1.35%	to	1.65%	3.88%	to	4.19%

	Prudential Equity Portfolio (Class I)
December 31, 2020	3,290	$3.65	to	$5.98	$18,760	0.00%	1.35%	to	1.80%	26.72%	to	27.28%
December 31, 2019	3,905	$2.70	to	$4.70	$17,364	0.00%	1.35%	to	1.80%	26.60%	to	27.17%
December 31, 2018	4,371	$2.13	to	$3.70	$15,238	0.00%	1.35%	to	1.80%	-6.55%	to	-6.13%
December 31, 2017	5,154	$2.28	to	$3.94	$19,207	0.00%	1.35%	to	1.80%	23.56%	to	24.11%
December 31, 2016	5,867	$1.84	to	$3.18	$17,601	0.00%	1.35%	to	1.80%	1.95%	to	2.39%

	Prudential Value Portfolio (Class I)
December 31, 2020	4,160	$2.58	to	$5.24	$16,791	0.00%	1.35%	to	1.80%	1.75%	to	2.20%
December 31, 2019	4,886	$2.54	to	$5.13	$19,106	0.00%	1.35%	to	1.80%	23.83%	to	24.38%
December 31, 2018	5,461	$2.05	to	$4.13	$17,214	0.00%	1.35%	to	1.80%	-11.48%	to	-11.09%
December 31, 2017	6,702	$2.32	to	$4.64	$24,414	0.00%	1.35%	to	1.80%	14.92%	to	15.43%
December 31, 2016	7,755	$2.02	to	$4.03	$24,239	0.00%	1.35%	to	1.80%	9.43%	to	9.92%

	Prudential High Yield Bond Portfolio
December 31, 2020	1,983	$3.03	to	$20.21	$10,712	0.00%	1.35%	to	1.80%	5.21%	to	5.68%
December 31, 2019	2,267	$2.70	to	$19.13	$11,776	0.00%	1.35%	to	1.80%	14.27%	to	14.78%
December 31, 2018	2,557	$2.36	to	$16.68	$11,646	2.95%	1.35%	to	1.80%	-3.02%	to	-2.58%
December 31, 2017	3,035	$2.43	to	$17.13	$14,230	6.09%	1.35%	to	1.80%	5.90%	to	6.39%
December 31, 2016	3,347	$2.29	to	$16.11	$14,952	6.43%	1.35%	to	1.80%	14.19%	to	14.69%

	Prudential Stock Index Portfolio
December 31, 2020	5,581	$2.66	to	$14.49	$42,621	0.00%	0.35%	to	1.95%	15.78%	to	17.66%
December 31, 2019	5,676	$2.29	to	$12.34	$32,340	0.00%	0.48%	to	1.95%	8.05%	to	30.35%
December 31, 2018	5,460	$1.77	to	$9.47	$20,531	0.00%	0.55%	to	1.95%	-6.26%	to	-4.55%
December 31, 2017	5,984	$1.89	to	$4.31	$22,041	1.59%	1.35%	to	1.75%	19.38%	to	19.85%
December 31, 2016	6,973	$1.58	to	$3.60	$21,657	1.84%	1.35%	to	1.75%	9.92%	to	10.34%

	Prudential Global Portfolio
December 31, 2020	1,056	$2.01	to	$4.41	$4,186	0.00%	1.40%	to	1.75%	13.84%	to	14.24%
December 31, 2019	1,263	$1.77	to	$3.86	$4,321	0.00%	1.40%	to	1.75%	28.15%	to	28.59%
December 31, 2018	1,456	$1.38	to	$3.00	$3,779	0.00%	1.40%	to	1.75%	-8.92%	to	-8.60%
December 31, 2017	1,895	$1.51	to	$3.28	$5,464	0.00%	1.40%	to	1.75%	22.70%	to	23.12%
December 31, 2016	2,057	$1.23	to	$2.67	$4,846	0.00%	1.35%	to	1.75%	2.65%	to	3.06%

	Prudential Jennison Portfolio (Class I)
December 31, 2020	3,508	$3.46	to	$10.11	$30,868	0.00%	1.35%	to	1.80%	53.44%	to	54.12%
December 31, 2019	4,496	$2.25	to	$6.56	$25,179	0.00%	1.35%	to	1.80%	30.99%	to	31.57%
December 31, 2018	5,052	$1.71	to	$4.99	$21,649	0.00%	1.35%	to	1.80%	-2.54%	to	-2.11%
December 31, 2017	6,090	$1.75	to	$5.10	$26,906	0.00%	1.35%	to	1.80%	34.29%	to	34.88%
December 31, 2016	7,092	$1.30	to	$3.78	$23,229	0.00%	1.35%	to	1.80%	-2.64%	to	-2.22%

	Prudential Small Capitalization Stock Portfolio
December 31, 2020	939	$5.78	to	$11.93	$8,500	0.00%	0.35%	to	1.90%	8.88%	to	10.60%
December 31, 2019	925	$5.28	to	$10.80	$7,261	0.00%	0.48%	to	1.90%	4.55%	to	21.75%
December 31, 2018	832	$4.37	to	$8.87	$5,004	0.00%	0.55%	to	1.90%	-11.25%	to	-9.95%
December 31, 2017	760	$4.85	to	$5.97	$4,531	0.00%	1.35%	to	1.40%	11.44%	to	11.50%
December 31, 2016	843	$4.35	to	$5.36	$4,487	0.00%	1.35%	to	1.40%	24.76%	to	24.82%
A101

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	T. Rowe Price International Stock Portfolio
December 31, 2020	613	$2.43	to	$2.43	$1,488	0.56%	1.40%	to	1.40%	12.87%	to	12.87%
December 31, 2019	748	$2.15	to	$2.15	$1,607	2.39%	1.40%	to	1.40%	26.00%	to	26.00%
December 31, 2018	822	$1.71	to	$1.71	$1,401	1.33%	1.40%	to	1.40%	-15.40%	to	-15.40%
December 31, 2017	921	$2.02	to	$2.02	$1,857	1.12%	1.40%	to	1.40%	26.12%	to	26.12%
December 31, 2016	996	$1.60	to	$1.60	$1,593	1.04%	1.40%	to	1.40%	0.72%	to	0.72%

	T. Rowe Price Equity Income Portfolio (Equity Income Class)
December 31, 2020	1,252	$3.01	to	$4.48	$5,604	2.32%	1.35%	to	1.40%	-0.22%	to	-0.17%
December 31, 2019	1,408	$3.01	to	$4.48	$6,314	2.32%	1.35%	to	1.40%	24.65%	to	24.71%
December 31, 2018	1,464	$2.41	to	$3.60	$5,269	1.98%	1.35%	to	1.40%	-10.76%	to	-10.71%
December 31, 2017	1,672	$2.70	to	$4.03	$6,739	1.73%	1.35%	to	1.40%	14.42%	to	14.48%
December 31, 2016	1,844	$2.36	to	$3.52	$6,453	2.31%	1.35%	to	1.40%	17.53%	to	17.59%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2020	1,821	$2.02	to	$3.92	$7,129	1.32%	1.40%	to	1.65%	12.00%	to	12.28%
December 31, 2019	2,127	$1.80	to	$3.49	$7,417	0.94%	1.40%	to	1.65%	26.87%	to	27.18%
December 31, 2018	2,291	$1.42	to	$2.75	$6,284	0.88%	1.40%	to	1.65%	-10.88%	to	-10.66%
December 31, 2017	2,559	$1.59	to	$3.08	$7,854	1.03%	1.40%	to	1.65%	11.34%	to	11.62%
December 31, 2016	2,877	$1.43	to	$2.76	$7,913	0.75%	1.40%	to	1.65%	8.48%	to	8.75%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2020	1,022	$2.79	to	$5.57	$5,675	0.53%	1.35%	to	1.40%	31.12%	to	31.18%
December 31, 2019	1,322	$2.12	to	$4.25	$5,598	0.46%	1.35%	to	1.40%	33.65%	to	33.72%
December 31, 2018	1,399	$1.50	to	$3.18	$4,434	0.53%	1.35%	to	1.65%	-4.17%	to	-3.88%
December 31, 2017	1,625	$1.57	to	$3.31	$5,355	0.39%	1.35%	to	1.65%	25.81%	to	26.18%
December 31, 2016	1,822	$1.24	to	$2.62	$4,762	0.54%	1.35%	to	1.65%	-1.13%	to	-0.84%

	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
December 31, 2020	1,075	$2.35	to	$4.33	$4,608	1.34%	1.35%	to	1.65%	14.41%	to	14.75%
December 31, 2019	1,227	$2.05	to	$3.78	$4,591	1.90%	1.35%	to	1.65%	24.96%	to	25.33%
December 31, 2018	1,335	$1.64	to	$3.02	$3,990	1.74%	1.35%	to	1.65%	-16.33%	to	-16.09%
December 31, 2017	1,421	$1.96	to	$3.60	$5,067	1.65%	1.35%	to	1.65%	29.00%	to	29.38%
December 31, 2016	1,645	$1.52	to	$2.78	$4,518	5.06%	1.35%	to	1.65%	-7.96%	to	-7.70%

	MFS® Research Series (Initial Class)
December 31, 2020	315	$4.91	to	$4.91	$1,548	0.72%	1.40%	to	1.40%	14.98%	to	14.98%
December 31, 2019	369	$4.27	to	$4.27	$1,576	0.78%	1.40%	to	1.40%	31.11%	to	31.11%
December 31, 2018	387	$3.26	to	$3.26	$1,262	0.69%	1.40%	to	1.40%	-5.70%	to	-5.70%
December 31, 2017	423	$3.46	to	$3.46	$1,462	1.34%	1.40%	to	1.40%	21.67%	to	21.67%
December 31, 2016	497	$2.84	to	$2.84	$1,412	0.77%	1.40%	to	1.40%	7.24%	to	7.24%

	MFS® Growth Series (Initial Class)
December 31, 2020	1,115	$3.86	to	$6.92	$7,717	0.00%	1.35%	to	1.40%	30.03%	to	30.10%
December 31, 2019	1,331	$2.97	to	$5.32	$7,084	0.00%	1.35%	to	1.40%	36.24%	to	36.31%
December 31, 2018	1,421	$2.06	to	$3.91	$5,550	0.09%	1.35%	to	1.65%	0.99%	to	1.29%
December 31, 2017	1,744	$2.04	to	$3.86	$6,727	0.10%	1.35%	to	1.65%	29.28%	to	29.66%
December 31, 2016	1,932	$1.58	to	$2.98	$5,752	0.04%	1.35%	to	1.65%	0.78%	to	1.08%

	American Century VP Value Fund (Class I)
December 31, 2020	368	$3.76	to	$4.38	$1,611	2.30%	1.35%	to	1.40%	-0.42%	to	-0.37%
December 31, 2019	430	$3.77	to	$4.40	$1,890	2.11%	1.35%	to	1.40%	25.28%	to	25.34%
December 31, 2018	478	$2.85	to	$3.51	$1,677	1.65%	1.35%	to	1.65%	-10.63%	to	-10.37%
December 31, 2017	525	$3.19	to	$3.92	$2,055	1.63%	1.35%	to	1.65%	6.98%	to	7.30%
December 31, 2016	639	$2.98	to	$3.65	$2,317	1.73%	1.35%	to	1.65%	18.53%	to	18.88%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2020	442	$3.46	to	$6.12	$2,679	0.00%	1.35%	to	1.65%	52.58%	to	53.03%
December 31, 2019	541	$2.27	to	$4.00	$2,145	0.00%	1.35%	to	1.65%	29.30%	to	29.68%
December 31, 2018	610	$1.75	to	$3.09	$1,868	0.00%	1.35%	to	1.65%	-6.92%	to	-6.64%
December 31, 2017	910	$1.88	to	$3.31	$2,990	0.00%	1.35%	to	1.65%	19.43%	to	19.79%
December 31, 2016	976	$1.58	to	$2.76	$2,682	0.00%	1.35%	to	1.65%	2.49%	to	2.79%
A102

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2020	737	$4.98	to	$5.08	$3,743	0.00%	1.35%	to	1.40%	29.12%	to	29.18%
December 31, 2019	821	$3.63	to	$3.94	$3,231	0.00%	1.35%	to	1.65%	26.83%	to	27.21%
December 31, 2018	945	$2.87	to	$3.09	$2,921	0.00%	1.35%	to	1.65%	-6.90%	to	-6.62%
December 31, 2017	1,058	$3.08	to	$3.32	$3,500	0.00%	1.35%	to	1.65%	28.18%	to	28.56%
December 31, 2016	1,190	$2.40	to	$2.58	$3,064	0.00%	1.35%	to	1.65%	-0.04%	to	0.27%

	Davis Value Portfolio
December 31, 2020	434	$2.58	to	$2.61	$1,121	0.69%	1.35%	to	1.40%	10.18%	to	10.23%
December 31, 2019	507	$2.34	to	$2.37	$1,189	1.40%	1.35%	to	1.40%	29.36%	to	29.42%
December 31, 2018	721	$1.81	to	$1.83	$1,307	0.76%	1.35%	to	1.40%	-14.80%	to	-14.76%
December 31, 2017	935	$2.13	to	$2.15	$1,990	0.74%	1.35%	to	1.40%	20.94%	to	21.00%
December 31, 2016	1,081	$1.76	to	$1.77	$1,902	1.23%	1.35%	to	1.40%	10.34%	to	10.39%

	AB VPS Large Cap Growth Portfolio (Class B)
December 31, 2020	202	$2.64	to	$2.64	$532	0.00%	1.40%	to	1.40%	33.28%	to	33.28%
December 31, 2019	224	$1.98	to	$1.98	$443	0.00%	1.40%	to	1.40%	32.51%	to	32.51%
December 31, 2018	254	$1.49	to	$1.49	$379	0.00%	1.40%	to	1.40%	0.90%	to	0.90%
December 31, 2017	563	$1.48	to	$1.48	$833	0.00%	1.40%	to	1.40%	29.86%	to	29.86%
December 31, 2016	683	$1.14	to	$1.14	$779	0.00%	1.40%	to	1.40%	0.95%	to	0.95%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2020	1,745	$2.81	to	$3.81	$6,263	0.00%	1.35%	to	1.80%	0.10%	to	0.54%
December 31, 2019	1,958	$2.81	to	$3.79	$7,009	0.00%	1.35%	to	1.80%	20.61%	to	21.15%
December 31, 2018	2,086	$2.33	to	$3.13	$6,185	0.00%	1.35%	to	1.80%	-15.33%	to	-14.95%
December 31, 2017	2,332	$2.75	to	$3.69	$8,142	0.00%	1.35%	to	1.80%	10.22%	to	10.70%
December 31, 2016	2,654	$2.50	to	$3.33	$8,385	0.00%	1.35%	to	1.80%	23.25%	to	23.79%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2020	157	$2.16	to	$4.87	$557	0.34%	1.40%	to	1.75%	30.30%	to	30.74%
December 31, 2019	194	$1.66	to	$3.73	$527	0.31%	1.40%	to	1.75%	32.90%	to	33.36%
December 31, 2018	202	$1.25	to	$2.79	$413	0.35%	1.40%	to	1.75%	-4.52%	to	-4.19%
December 31, 2017	227	$1.30	to	$2.92	$486	0.24%	1.40%	to	1.75%	25.37%	to	25.80%
December 31, 2016	251	$1.04	to	$2.32	$427	0.38%	1.40%	to	1.75%	-1.45%	to	-1.10%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2020	1,305	$3.77	to	$8.44	$8,185	0.00%	1.35%	to	1.80%	44.86%	to	45.51%
December 31, 2019	1,596	$2.60	to	$5.80	$6,881	0.00%	1.35%	to	1.80%	35.27%	to	35.88%
December 31, 2018	1,768	$1.92	to	$4.27	$5,686	0.00%	1.35%	to	1.80%	-9.48%	to	-9.08%
December 31, 2017	2,026	$2.12	to	$4.70	$7,242	0.00%	1.35%	to	1.80%	20.27%	to	20.81%
December 31, 2016	2,245	$1.76	to	$3.89	$6,710	0.00%	1.35%	to	1.80%	2.48%	to	2.93%

	Prudential SP International Growth Portfolio (Class I)
December 31, 2020	632	$1.57	to	$3.92	$1,805	0.00%	1.35%	to	1.80%	29.78%	to	30.35%
December 31, 2019	826	$1.21	to	$3.01	$1,845	0.00%	1.35%	to	1.80%	30.04%	to	30.62%
December 31, 2018	965	$0.93	to	$2.30	$1,629	0.00%	1.35%	to	1.80%	-14.37%	to	-13.98%
December 31, 2017	1,093	$1.08	to	$2.68	$2,110	0.00%	1.35%	to	1.80%	33.42%	to	34.00%
December 31, 2016	1,283	$0.81	to	$2.00	$1,815	0.00%	1.35%	to	1.80%	-5.28%	to	-4.86%

	AST Cohen & Steers Realty Portfolio
December 31, 2020	1,245	$9.87	to	$35.58	$27,821	0.00%	0.35%	to	2.45%	-5.22%	to	-3.18%
December 31, 2019	1,279	$10.22	to	$37.33	$30,263	0.00%	0.35%	to	2.85%	1.14%	to	30.49%
December 31, 2018	1,360	$10.86	to	$29.01	$25,132	0.00%	0.55%	to	2.85%	-7.48%	to	-5.28%
December 31, 2017	1,478	$11.50	to	$31.05	$29,303	0.00%	0.55%	to	2.85%	3.23%	to	5.66%
December 31, 2016	1,423	$10.92	to	$29.79	$27,148	0.00%	0.55%	to	2.85%	1.84%	to	4.24%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2020	10,391	$14.42	to	$19.31	$168,536	0.00%	0.55%	to	2.45%	8.62%	to	10.74%
December 31, 2019	11,394	$13.14	to	$17.59	$167,939	0.00%	0.55%	to	2.85%	11.34%	to	13.98%
December 31, 2018	11,259	$11.64	to	$15.56	$147,331	0.00%	0.55%	to	2.85%	-7.84%	to	-5.65%
December 31, 2017	12,622	$12.45	to	$16.63	$177,660	0.00%	0.55%	to	2.85%	8.95%	to	11.53%
December 31, 2016	13,084	$11.26	to	$15.04	$167,396	0.00%	0.55%	to	2.85%	0.89%	to	3.27%

A103

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Large-Cap Value Portfolio
December 31, 2020	4,546	$10.75	to	$24.17	$81,724	0.00%	0.48%	to	2.45%	-0.41%	to	1.60%
December 31, 2019	4,342	$10.60	to	$24.14	$77,915	0.00%	0.48%	to	2.85%	6.16%	to	25.28%
December 31, 2018	962	$10.15	to	$19.53	$13,956	0.00%	0.55%	to	2.70%	-12.16%	to	-10.21%
December 31, 2017	853	$11.32	to	$22.06	$14,172	0.00%	0.55%	to	2.70%	13.41%	to	15.91%
December 31, 2016	817	$9.78	to	$19.29	$11,983	0.00%	0.55%	to	2.70%	3.27%	to	5.55%

	AST High Yield Portfolio
December 31, 2020	2,106	$10.44	to	$20.60	$33,441	0.00%	0.35%	to	2.45%	0.12%	to	2.28%
December 31, 2019	2,022	$10.24	to	$20.46	$32,616	0.00%	0.35%	to	2.85%	2.23%	to	14.66%
December 31, 2018	1,997	$11.29	to	$18.09	$28,532	0.00%	0.55%	to	2.85%	-4.79%	to	-2.53%
December 31, 2017	2,026	$11.59	to	$18.82	$29,968	0.00%	0.55%	to	2.85%	4.42%	to	6.88%
December 31, 2016	1,860	$10.86	to	$17.85	$26,105	0.00%	0.55%	to	2.85%	12.12%	to	14.76%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2020	722	$14.64	to	$49.23	$24,342	0.00%	0.48%	to	2.45%	31.88%	to	34.54%
December 31, 2019	822	$10.90	to	$37.13	$20,944	0.00%	0.48%	to	2.70%	8.73%	to	35.73%
December 31, 2018	772	$10.82	to	$27.73	$14,871	0.00%	0.55%	to	2.70%	-13.27%	to	-11.34%
December 31, 2017	865	$12.22	to	$31.72	$19,309	0.00%	0.55%	to	2.70%	24.25%	to	26.99%
December 31, 2016	865	$9.64	to	$25.32	$15,464	0.00%	0.55%	to	2.70%	4.80%	to	7.11%

	AST WEDGE Capital Mid-Cap Value Portfolio
December 31, 2020	501	$9.56	to	$27.24	$9,774	0.00%	0.35%	to	2.45%	-8.12%	to	-6.14%
December 31, 2019	448	$10.22	to	$29.48	$9,383	0.00%	0.35%	to	2.70%	1.67%	to	18.49%
December 31, 2018	437	$10.58	to	$25.23	$7,800	0.00%	0.55%	to	2.70%	-18.79%	to	-16.99%
December 31, 2017	496	$12.78	to	$30.81	$10,792	0.00%	0.55%	to	2.70%	15.34%	to	17.88%
December 31, 2016	540	$10.88	to	$26.50	$10,080	0.00%	0.55%	to	2.70%	10.93%	to	13.37%

	AST Small-Cap Value Portfolio
December 31, 2020	677	$10.63	to	$28.72	$13,818	0.00%	0.48%	to	2.45%	-1.61%	to	0.38%
December 31, 2019	734	$10.61	to	$29.03	$15,038	0.00%	0.48%	to	2.85%	5.76%	to	21.31%
December 31, 2018	708	$11.20	to	$24.26	$12,086	0.00%	0.55%	to	2.85%	-19.45%	to	-17.53%
December 31, 2017	805	$13.62	to	$29.83	$16,837	0.00%	0.55%	to	2.85%	4.30%	to	6.76%
December 31, 2016	774	$12.80	to	$28.33	$15,415	0.00%	0.55%	to	2.85%	25.53%	to	28.49%

	AST Mid-Cap Growth Portfolio
December 31, 2020	2,255	$13.91	to	$45.77	$74,072	0.00%	0.35%	to	2.45%	31.54%	to	34.37%
December 31, 2019	2,651	$10.39	to	$34.61	$66,740	0.00%	0.35%	to	2.85%	3.60%	to	29.44%
December 31, 2018	2,750	$11.84	to	$27.11	$54,321	0.00%	0.55%	to	2.85%	-7.09%	to	-4.88%
December 31, 2017	3,009	$12.49	to	$28.89	$63,557	0.00%	0.55%	to	2.85%	23.48%	to	26.39%
December 31, 2016	3,115	$9.91	to	$23.18	$52,769	0.00%	0.55%	to	2.85%	-1.25%	to	1.09%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2020	1,783	$10.63	to	$30.51	$38,727	0.00%	0.35%	to	2.45%	-2.19%	to	-0.08%
December 31, 2019	1,732	$10.67	to	$31.02	$38,666	0.00%	0.35%	to	2.85%	6.16%	to	28.81%
December 31, 2018	1,743	$11.60	to	$24.42	$30,541	0.00%	0.55%	to	2.85%	-16.61%	to	-14.63%
December 31, 2017	1,683	$13.63	to	$29.00	$34,897	0.00%	0.55%	to	2.45%	16.28%	to	18.54%
December 31, 2016	1,645	$11.53	to	$24.81	$29,101	0.00%	0.55%	to	2.45%	16.96%	to	19.23%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2020	1,549	$14.06	to	$53.96	$60,330	0.00%	0.48%	to	2.85%	27.84%	to	30.96%
December 31, 2019	1,897	$10.76	to	$41.81	$58,793	0.00%	0.48%	to	2.85%	8.21%	to	30.91%
December 31, 2018	1,915	$14.30	to	$32.38	$46,002	0.00%	0.55%	to	2.85%	-5.48%	to	-3.23%
December 31, 2017	2,374	$14.82	to	$33.93	$59,639	0.00%	0.55%	to	2.85%	29.21%	to	32.26%
December 31, 2016	2,615	$11.24	to	$26.01	$50,429	0.00%	0.55%	to	2.85%	2.57%	to	5.00%

	AST MFS Growth Portfolio
December 31, 2020	774	$13.89	to	$50.33	$28,723	0.00%	0.35%	to	2.45%	27.28%	to	30.02%
December 31, 2019	809	$10.72	to	$39.33	$24,748	0.00%	0.35%	to	2.45%	7.58%	to	37.02%
December 31, 2018	763	$13.95	to	$29.10	$17,359	0.00%	0.55%	to	2.70%	-0.62%	to	1.59%
December 31, 2017	764	$13.78	to	$29.05	$17,631	0.00%	0.55%	to	2.70%	27.19%	to	29.99%
December 31, 2016	776	$10.63	to	$22.66	$13,999	0.00%	0.55%	to	2.70%	-0.83%	to	1.35%

A104

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
December 31, 2020	1,604	$10.19	to	$32.02	$33,858	0.00%	0.48%	to	2.85%	-4.58%	to	-2.26%
December 31, 2019	1,556	$10.44	to	$33.24	$33,972	0.00%	0.48%	to	2.85%	4.52%	to	20.35%
December 31, 2018	1,470	$10.61	to	$28.00	$27,101	0.00%	0.55%	to	2.85%	-18.84%	to	-16.90%
December 31, 2017	1,638	$12.81	to	$34.17	$36,903	0.00%	0.55%	to	2.85%	10.56%	to	13.16%
December 31, 2016	1,524	$11.35	to	$30.61	$31,209	0.00%	0.55%	to	2.85%	14.87%	to	17.58%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2020	2,574	$9.41	to	$12.63	$27,528	0.00%	0.48%	to	2.25%	0.26%	to	2.07%
December 31, 2019	2,326	$9.39	to	$12.46	$24,434	0.00%	0.48%	to	2.25%	0.70%	to	4.05%
December 31, 2018	2,033	$9.14	to	$12.05	$20,603	0.00%	0.55%	to	2.30%	-1.58%	to	0.19%
December 31, 2017	2,081	$9.17	to	$12.10	$21,184	0.00%	0.55%	to	2.45%	-0.78%	to	1.15%
December 31, 2016	1,750	$9.25	to	$12.03	$17,746	0.00%	0.55%	to	2.45%	-0.85%	to	1.08%

	AST QMA US Equity Alpha Portfolio
December 31, 2020	1,093	$10.18	to	$35.67	$28,576	0.00%	0.35%	to	2.30%	-7.37%	to	-5.52%
December 31, 2019	1,169	$10.81	to	$38.35	$33,140	0.00%	0.48%	to	2.70%	8.35%	to	23.78%
December 31, 2018	1,138	$13.04	to	$31.42	$26,070	0.00%	0.55%	to	2.70%	-10.71%	to	-8.72%
December 31, 2017	1,143	$14.33	to	$34.90	$28,835	0.00%	0.55%	to	2.45%	19.26%	to	21.58%
December 31, 2016	1,042	$11.82	to	$29.10	$22,155	0.00%	0.55%	to	2.45%	12.04%	to	14.21%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2020	2,756	$8.23	to	$13.78	$27,662	0.00%	0.48%	to	2.55%	-4.65%	to	-2.69%
December 31, 2019	2,634	$8.49	to	$14.29	$27,208	0.00%	0.48%	to	2.70%	4.54%	to	16.22%
December 31, 2018	2,264	$7.33	to	$12.40	$20,246	0.00%	0.55%	to	2.70%	-18.92%	to	-17.11%
December 31, 2017	2,762	$8.87	to	$15.09	$30,002	0.00%	0.55%	to	2.70%	7.34%	to	9.70%
December 31, 2016	2,692	$8.11	to	$13.87	$26,931	0.00%	0.55%	to	2.70%	21.26%	to	23.93%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2020	60,620	$12.52	to	$25.10	$1,205,421	0.00%	0.35%	to	2.85%	9.33%	to	12.14%
December 31, 2019	66,787	$15.39	to	$22.74	$1,195,684	0.00%	0.55%	to	2.85%	17.40%	to	20.18%
December 31, 2018	68,596	$12.92	to	$19.18	$1,037,327	0.00%	0.55%	to	2.85%	-8.04%	to	-5.85%
December 31, 2017	73,973	$13.85	to	$20.66	$1,206,523	0.00%	0.55%	to	2.85%	12.13%	to	14.77%
December 31, 2016	75,755	$12.18	to	$18.25	$1,092,303	0.00%	0.55%	to	2.85%	4.49%	to	6.95%

	AST MFS Global Equity Portfolio
December 31, 2020	1,528	$11.95	to	$33.53	$38,256	0.00%	0.35%	to	2.55%	11.34%	to	13.78%
December 31, 2019	1,615	$10.53	to	$29.94	$36,538	0.00%	0.35%	to	2.85%	6.47%	to	29.24%
December 31, 2018	1,710	$11.72	to	$23.49	$30,215	0.00%	0.55%	to	2.85%	-12.15%	to	-10.05%
December 31, 2017	1,835	$13.07	to	$26.48	$36,466	0.00%	0.55%	to	2.85%	20.32%	to	23.16%
December 31, 2016	1,738	$10.65	to	$21.80	$28,494	0.00%	0.55%	to	2.85%	4.07%	to	6.52%

	AST J.P. Morgan International Equity Portfolio
December 31, 2020	1,750	$14.04	to	$21.51	$28,581	0.00%	0.55%	to	2.55%	10.27%	to	12.46%
December 31, 2019	1,837	$12.64	to	$19.39	$26,684	0.00%	0.55%	to	2.70%	23.79%	to	26.52%
December 31, 2018	1,838	$10.11	to	$15.54	$21,142	0.00%	0.55%	to	2.70%	-19.71%	to	-17.92%
December 31, 2017	1,959	$12.48	to	$19.20	$27,796	0.00%	0.55%	to	2.70%	26.14%	to	28.92%
December 31, 2016	1,912	$9.80	to	$15.10	$21,272	0.00%	0.55%	to	2.70%	-0.81%	to	1.37%

	AST Templeton Global Bond Portfolio (Merged November 13, 2020)
December 31, 2020	—	$8.62	to	$11.80	$—	0.00%	0.48%	to	2.30%	-7.38%	to	-5.88%
December 31, 2019	1,541	$8.81	to	$12.61	$15,926	0.00%	0.48%	to	2.85%	-1.29%	to	1.05%
December 31, 2018	1,384	$8.92	to	$12.55	$14,210	0.00%	0.55%	to	2.85%	-0.92%	to	1.44%
December 31, 2017	1,577	$9.01	to	$12.45	$16,051	0.00%	0.55%	to	2.85%	-0.86%	to	1.48%
December 31, 2016	1,412	$9.08	to	$12.34	$14,302	0.00%	0.55%	to	2.85%	1.39%	to	3.78%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2020	9,364	$11.80	to	$23.70	$149,135	0.00%	0.35%	to	2.55%	4.01%	to	6.29%
December 31, 2019	10,000	$13.52	to	$22.66	$151,270	0.00%	0.55%	to	2.85%	17.12%	to	19.89%
December 31, 2018	9,607	$11.54	to	$19.16	$122,382	0.00%	0.55%	to	2.85%	-7.72%	to	-5.52%
December 31, 2017	10,483	$12.51	to	$20.56	$142,719	0.00%	0.55%	to	2.85%	10.37%	to	12.97%
December 31, 2016	10,414	$11.33	to	$18.45	$126,793	0.00%	0.55%	to	2.85%	3.50%	to	5.94%

A105

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Capital Growth Asset Allocation Portfolio
December 31, 2020	38,270	$18.48	to	$27.09	$795,759	0.00%	0.55%	to	2.70%	10.36%	to	12.80%
December 31, 2019	41,084	$16.53	to	$24.35	$763,571	0.00%	0.55%	to	2.85%	18.76%	to	21.58%
December 31, 2018	40,025	$13.72	to	$20.31	$621,582	0.00%	0.55%	to	2.85%	-8.91%	to	-6.74%
December 31, 2017	42,944	$14.85	to	$22.08	$726,878	0.00%	0.55%	to	2.85%	14.54%	to	17.24%
December 31, 2016	41,918	$12.78	to	$19.09	$614,943	0.00%	0.55%	to	2.85%	3.80%	to	6.25%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2020	17,949	$12.80	to	$17.83	$257,724	0.00%	0.55%	to	2.50%	1.67%	to	3.65%
December 31, 2019	19,467	$12.46	to	$17.44	$271,525	0.00%	0.55%	to	2.85%	12.75%	to	15.42%
December 31, 2018	18,241	$10.90	to	$15.32	$222,318	0.00%	0.55%	to	2.85%	-10.77%	to	-8.64%
December 31, 2017	23,441	$12.04	to	$17.01	$317,415	0.00%	0.55%	to	2.85%	9.39%	to	11.97%
December 31, 2016	24,273	$10.85	to	$15.40	$297,040	0.00%	0.55%	to	2.85%	3.31%	to	5.75%

	AST Balanced Asset Allocation Portfolio
December 31, 2020	40,432	$12.29	to	$23.74	$774,354	0.00%	0.35%	to	2.70%	8.75%	to	11.38%
December 31, 2019	43,887	$11.03	to	$21.65	$762,061	0.00%	0.35%	to	2.85%	10.20%	to	18.76%
December 31, 2018	44,995	$12.98	to	$18.48	$667,892	0.00%	0.55%	to	2.85%	-7.66%	to	-5.46%
December 31, 2017	48,857	$13.86	to	$19.82	$778,162	0.00%	0.55%	to	2.85%	11.64%	to	14.28%
December 31, 2016	50,063	$12.23	to	$17.59	$708,457	0.00%	0.55%	to	2.85%	3.28%	to	5.71%

	AST Preservation Asset Allocation Portfolio
December 31, 2020	29,998	$11.81	to	$18.93	$485,013	0.00%	0.35%	to	2.85%	5.97%	to	8.70%
December 31, 2019	31,603	$13.31	to	$17.70	$475,783	0.00%	0.55%	to	2.85%	11.47%	to	14.11%
December 31, 2018	32,524	$11.77	to	$15.72	$433,759	0.00%	0.55%	to	2.85%	-5.62%	to	-3.38%
December 31, 2017	36,076	$12.29	to	$16.50	$505,272	0.00%	0.55%	to	2.85%	7.00%	to	9.53%
December 31, 2016	35,110	$11.32	to	$15.27	$457,043	0.00%	0.55%	to	2.85%	2.53%	to	4.95%

	AST Fidelity Institutional AM℠ Quantitative Portfolio
December 31, 2020	23,006	$14.48	to	$21.68	$388,502	0.00%	0.85%	to	2.85%	5.66%	to	7.83%
December 31, 2019	25,119	$13.63	to	$20.32	$394,718	0.00%	0.85%	to	2.85%	16.58%	to	18.98%
December 31, 2018	25,093	$11.63	to	$17.27	$335,136	0.00%	0.55%	to	2.85%	-10.39%	to	-8.25%
December 31, 2017	27,846	$12.92	to	$19.08	$410,656	0.00%	0.55%	to	2.85%	13.16%	to	15.83%
December 31, 2016	28,026	$11.35	to	$16.70	$362,213	0.00%	0.55%	to	2.85%	1.29%	to	3.68%

	AST Prudential Growth Allocation Portfolio
December 31, 2020	59,219	$11.48	to	$23.47	$1,106,366	0.00%	0.35%	to	2.85%	2.84%	to	5.49%
December 31, 2019	65,525	$14.36	to	$22.61	$1,168,279	0.00%	0.55%	to	2.85%	15.78%	to	18.52%
December 31, 2018	64,493	$12.34	to	$19.34	$981,859	0.00%	0.55%	to	2.85%	-10.24%	to	-8.11%
December 31, 2017	74,417	$13.67	to	$21.34	$1,248,726	0.00%	0.55%	to	2.85%	12.80%	to	15.46%
December 31, 2016	44,092	$12.06	to	$18.74	$649,227	0.00%	0.55%	to	2.85%	6.96%	to	9.49%

	AST Advanced Strategies Portfolio
December 31, 2020	32,733	$12.37	to	$25.76	$650,283	0.00%	0.35%	to	2.85%	7.53%	to	10.29%
December 31, 2019	36,240	$15.66	to	$23.73	$658,749	0.00%	0.55%	to	2.85%	18.39%	to	21.19%
December 31, 2018	37,243	$13.04	to	$19.85	$567,375	0.00%	0.55%	to	2.85%	-8.58%	to	-6.41%
December 31, 2017	41,197	$14.06	to	$21.51	$680,482	0.00%	0.55%	to	2.85%	13.60%	to	16.28%
December 31, 2016	42,484	$12.20	to	$18.75	$612,274	0.00%	0.55%	to	2.85%	4.06%	to	6.52%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2020	2,941	$14.92	to	$64.30	$125,572	0.00%	0.35%	to	2.45%	36.38%	to	39.32%
December 31, 2019	3,187	$10.74	to	$46.89	$106,330	0.00%	0.35%	to	2.85%	7.75%	to	27.52%
December 31, 2018	3,097	$15.05	to	$37.28	$84,917	0.00%	0.55%	to	2.85%	0.89%	to	3.29%
December 31, 2017	3,188	$14.62	to	$36.60	$86,682	0.00%	0.55%	to	2.85%	33.97%	to	37.13%
December 31, 2016	3,130	$10.69	to	$27.06	$63,382	0.00%	0.55%	to	2.85%	-0.22%	to	2.13%

	AST Government Money Market Portfolio
December 31, 2020	5,655	$7.93	to	$10.00	$53,123	0.12%	0.48%	to	2.45%	-2.23%	to	-0.26%
December 31, 2019	2,484	$8.11	to	$10.02	$23,074	1.68%	0.48%	to	2.45%	-0.80%	to	1.13%
December 31, 2018	2,871	$8.17	to	$9.92	$26,432	1.32%	0.55%	to	2.45%	-1.20%	to	0.74%
December 31, 2017	1,958	$8.08	to	$9.86	$17,759	0.34%	0.55%	to	2.55%	-2.15%	to	-0.21%
December 31, 2016	2,162	$8.25	to	$9.90	$19,816	0.00%	0.55%	to	2.55%	-2.48%	to	-0.56%
A106

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Small-Cap Growth Portfolio
December 31, 2020	903	$15.31	to	$55.97	$33,902	0.00%	0.35%	to	2.45%	44.76%	to	47.87%
December 31, 2019	1,038	$10.38	to	$38.45	$27,923	0.00%	0.35%	to	2.85%	3.62%	to	29.40%
December 31, 2018	1,038	$11.94	to	$30.13	$22,087	0.00%	0.55%	to	2.85%	-11.03%	to	-8.91%
December 31, 2017	1,070	$13.15	to	$33.54	$25,377	0.00%	0.55%	to	2.85%	20.39%	to	23.24%
December 31, 2016	1,134	$10.70	to	$27.59	$22,257	0.00%	0.55%	to	2.85%	8.89%	to	11.46%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2020	15,205	$10.81	to	$16.76	$199,391	0.00%	0.35%	to	2.85%	4.31%	to	6.99%
December 31, 2019	15,500	$10.13	to	$15.79	$191,075	0.00%	0.35%	to	2.85%	0.97%	to	8.62%
December 31, 2018	15,039	$9.94	to	$14.62	$171,480	0.00%	0.55%	to	2.85%	-3.51%	to	-1.21%
December 31, 2017	17,408	$10.15	to	$14.89	$203,122	0.00%	0.55%	to	2.85%	1.40%	to	3.79%
December 31, 2016	16,578	$9.87	to	$14.43	$188,386	0.00%	0.55%	to	2.85%	1.26%	to	3.66%

	AST International Value Portfolio
December 31, 2020	1,159	$10.29	to	$16.69	$14,824	0.00%	0.48%	to	2.55%	-3.08%	to	-1.08%
December 31, 2019	1,154	$10.53	to	$17.12	$14,999	0.00%	0.48%	to	2.70%	7.85%	to	19.36%
December 31, 2018	1,024	$8.93	to	$14.54	$11,239	0.00%	0.55%	to	2.70%	-18.41%	to	-16.60%
December 31, 2017	1,067	$10.84	to	$17.68	$14,123	0.00%	0.55%	to	2.70%	19.51%	to	22.14%
December 31, 2016	1,019	$8.98	to	$14.68	$11,047	0.00%	0.55%	to	2.70%	-2.13%	to	0.03%

	AST International Growth Portfolio
December 31, 2020	1,291	$14.20	to	$29.31	$28,471	0.00%	0.48%	to	2.55%	28.06%	to	30.69%
December 31, 2019	1,444	$10.89	to	$22.75	$24,732	0.00%	0.48%	to	2.55%	10.22%	to	31.38%
December 31, 2018	1,476	$10.39	to	$17.56	$19,291	0.00%	0.55%	to	2.55%	-15.50%	to	-13.81%
December 31, 2017	1,388	$12.16	to	$20.65	$21,230	0.00%	0.55%	to	2.55%	32.07%	to	34.68%
December 31, 2016	1,400	$9.09	to	$15.55	$15,906	0.00%	0.55%	to	2.55%	-6.17%	to	-4.31%

	AST Investment Grade Bond Portfolio
December 31, 2020	4,906	$12.60	to	$20.94	$84,251	0.00%	0.35%	to	2.25%	13.85%	to	16.06%
December 31, 2019	7,404	$11.08	to	$18.19	$109,751	0.00%	0.55%	to	2.25%	8.73%	to	10.62%
December 31, 2018	50,427	$10.16	to	$16.54	$611,859	0.00%	0.55%	to	2.25%	-2.52%	to	-0.82%
December 31, 2017	6,925	$10.39	to	$16.78	$94,733	0.00%	0.85%	to	2.25%	1.97%	to	3.43%
December 31, 2016	18,562	$10.16	to	$16.27	$239,554	0.00%	0.55%	to	2.25%	1.87%	to	3.63%

	AST Western Asset Core Plus Bond Portfolio
December 31, 2020	9,362	$11.05	to	$16.23	$137,138	0.00%	0.35%	to	2.85%	5.03%	to	7.73%
December 31, 2019	9,418	$10.29	to	$15.16	$128,739	0.00%	0.35%	to	2.85%	2.43%	to	11.68%
December 31, 2018	9,301	$10.58	to	$13.64	$114,486	0.00%	0.55%	to	2.85%	-5.07%	to	-2.80%
December 31, 2017	5,999	$10.92	to	$14.09	$76,488	0.00%	0.55%	to	2.85%	3.29%	to	5.72%
December 31, 2016	5,382	$10.37	to	$13.39	$65,782	0.00%	0.55%	to	2.85%	2.16%	to	4.57%

	AST Cohen & Steers Global Realty Portfolio
December 31, 2020	552	$10.03	to	$25.10	$9,327	0.00%	0.48%	to	2.45%	-5.32%	to	-3.41%
December 31, 2019	490	$10.41	to	$26.37	$8,790	0.00%	0.48%	to	2.85%	3.77%	to	24.44%
December 31, 2018	476	$10.44	to	$21.49	$6,999	0.00%	0.55%	to	2.85%	-7.44%	to	-5.24%
December 31, 2017	563	$11.05	to	$22.99	$8,894	0.00%	0.55%	to	2.85%	7.73%	to	10.28%
December 31, 2016	557	$10.05	to	$21.14	$8,056	0.00%	0.55%	to	2.85%	-1.97%	to	0.34%

	AST Emerging Markets Equity Portfolio
December 31, 2020	2,954	$9.35	to	$15.77	$32,397	0.00%	0.48%	to	2.85%	1.09%	to	3.56%
December 31, 2019	2,446	$9.24	to	$15.45	$25,714	0.00%	0.48%	to	2.85%	5.94%	to	12.72%
December 31, 2018	2,114	$8.22	to	$13.89	$19,786	0.00%	0.55%	to	2.85%	-16.51%	to	-14.52%
December 31, 2017	2,536	$9.64	to	$16.48	$28,053	0.00%	0.55%	to	2.85%	22.79%	to	25.68%
December 31, 2016	2,293	$7.70	to	$13.30	$20,397	0.00%	0.55%	to	2.85%	9.17%	to	11.74%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2020	1,573	$10.65	to	$32.49	$36,840	0.00%	0.48%	to	2.45%	-0.07%	to	1.94%
December 31, 2019	1,475	$10.47	to	$32.33	$34,289	0.00%	0.48%	to	2.70%	4.13%	to	21.96%
December 31, 2018	1,371	$11.49	to	$26.88	$26,493	0.00%	0.55%	to	2.70%	-16.40%	to	-14.54%
December 31, 2017	1,537	$13.48	to	$31.89	$35,213	0.00%	0.55%	to	2.70%	9.17%	to	11.57%
December 31, 2016	1,476	$12.12	to	$28.98	$30,919	0.00%	0.55%	to	2.70%	20.96%	to	23.63%

A107

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST AllianzGI World Trends Portfolio
December 31, 2020	24,257	$14.67	to	$20.89	$411,855	0.00%	0.55%	to	2.85%	10.85%	to	13.47%
December 31, 2019	26,975	$13.17	to	$18.66	$406,370	0.00%	0.55%	to	2.85%	14.68%	to	17.40%
December 31, 2018	27,004	$11.42	to	$16.12	$350,824	0.00%	0.55%	to	2.85%	-10.54%	to	-8.41%
December 31, 2017	30,616	$12.70	to	$17.84	$439,420	0.00%	0.55%	to	2.85%	12.93%	to	15.59%
December 31, 2016	31,176	$11.19	to	$15.65	$391,848	0.00%	0.55%	to	2.85%	1.84%	to	4.24%

	AST J.P. Morgan Global Thematic Portfolio
December 31, 2020	12,962	$16.37	to	$24.03	$237,986	0.00%	0.55%	to	2.45%	10.39%	to	12.54%
December 31, 2019	14,054	$14.68	to	$21.65	$231,136	0.00%	0.55%	to	2.85%	16.03%	to	18.77%
December 31, 2018	13,554	$12.47	to	$18.48	$190,855	0.00%	0.55%	to	2.85%	-10.03%	to	-7.88%
December 31, 2017	14,487	$13.66	to	$20.34	$224,714	0.00%	0.55%	to	2.85%	13.63%	to	16.31%
December 31, 2016	13,671	$11.85	to	$17.73	$185,732	0.00%	0.55%	to	2.85%	2.23%	to	4.64%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2020	14,922	$13.53	to	$18.46	$220,059	0.00%	0.55%	to	2.45%	6.30%	to	8.37%
December 31, 2019	16,100	$12.67	to	$17.27	$220,936	0.00%	0.55%	to	2.85%	12.72%	to	15.38%
December 31, 2018	14,916	$11.08	to	$15.17	$179,187	0.00%	0.55%	to	2.85%	-9.72%	to	-7.57%
December 31, 2017	17,514	$12.10	to	$16.65	$231,540	0.00%	0.55%	to	2.85%	9.09%	to	11.67%
December 31, 2016	14,821	$10.93	to	$15.11	$179,412	0.00%	0.55%	to	2.85%	2.26%	to	4.68%

	ProFund VP Consumer Services
December 31, 2020	15	$14.30	to	$45.14	$537	0.00%	0.35%	to	1.50%	26.45%	to	27.89%
December 31, 2019	14	$11.18	to	$35.37	$387	0.00%	0.35%	to	1.50%	12.25%	to	23.95%
December 31, 2018	11	$25.39	to	$28.53	$272	0.00%	0.55%	to	1.50%	-0.88%	to	0.06%
December 31, 2017	10	$25.61	to	$28.51	$265	0.00%	0.55%	to	1.50%	16.62%	to	17.72%
December 31, 2016	8	$21.96	to	$21.96	$173	0.00%	1.50%	to	1.50%	2.65%	to	2.65%

	ProFund VP Consumer Goods
December 31, 2020	3	$26.98	to	$26.98	$81	0.77%	1.50%	to	1.50%	29.12%	to	29.12%
December 31, 2019	3	$20.89	to	$20.89	$73	1.47%	1.50%	to	1.50%	24.69%	to	24.69%
December 31, 2018	6	$16.76	to	$16.76	$101	1.22%	1.50%	to	1.50%	-16.07%	to	-16.07%
December 31, 2017	8	$19.22	to	$19.96	$156	0.82%	1.50%	to	1.90%	12.92%	to	13.36%
December 31, 2016	14	$17.02	to	$17.61	$243	1.10%	1.50%	to	1.90%	1.62%	to	2.02%

	ProFund VP Financials
December 31, 2020	23	$13.22	to	$24.02	$316	0.65%	0.55%	to	1.90%	-3.60%	to	-2.31%
December 31, 2019	22	$13.71	to	$24.59	$338	0.52%	0.55%	to	1.90%	27.84%	to	29.55%
December 31, 2018	26	$10.72	to	$18.98	$311	0.38%	0.55%	to	1.90%	-12.11%	to	-10.92%
December 31, 2017	24	$12.20	to	$21.31	$328	0.34%	0.55%	to	1.90%	15.99%	to	17.54%
December 31, 2016	27	$10.52	to	$18.13	$308	0.36%	0.55%	to	1.90%	13.17%	to	14.69%

	ProFund VP Health Care
December 31, 2020	13	$12.61	to	$36.55	$413	0.00%	0.35%	to	1.90%	12.30%	to	14.04%
December 31, 2019	13	$11.06	to	$32.12	$357	0.00%	0.35%	to	1.90%	10.35%	to	18.71%
December 31, 2018	9	$24.11	to	$27.06	$216	0.00%	0.55%	to	1.90%	2.48%	to	3.86%
December 31, 2017	9	$23.53	to	$26.05	$224	0.00%	0.55%	to	1.90%	18.67%	to	20.25%
December 31, 2016	10	$19.83	to	$21.66	$197	0.00%	0.55%	to	1.90%	-5.84%	to	-4.58%

	ProFund VP Industrials
December 31, 2020	17	$12.84	to	$24.03	$408	0.21%	0.35%	to	1.90%	14.58%	to	16.35%
December 31, 2019	17	$19.95	to	$20.89	$352	0.00%	1.50%	to	1.90%	28.06%	to	28.56%
December 31, 2018	27	$15.58	to	$16.25	$432	0.11%	1.50%	to	1.90%	-14.40%	to	-14.06%
December 31, 2017	31	$18.20	to	$18.90	$587	0.20%	1.50%	to	1.90%	20.12%	to	20.59%
December 31, 2016	32	$15.15	to	$15.68	$493	0.17%	1.50%	to	1.90%	15.36%	to	15.81%

	ProFund VP Mid-Cap Growth
December 31, 2020	4	$24.05	to	$25.28	$112	0.00%	1.50%	to	1.90%	18.64%	to	19.11%
December 31, 2019	7	$20.27	to	$21.23	$140	0.00%	1.50%	to	1.90%	21.93%	to	22.41%
December 31, 2018	11	$16.63	to	$17.34	$195	0.00%	1.50%	to	1.90%	-13.63%	to	-13.29%
December 31, 2017	15	$19.25	to	$20.00	$309	0.00%	1.50%	to	1.90%	16.11%	to	16.56%
December 31, 2016	18	$16.58	to	$17.16	$304	0.00%	1.50%	to	1.90%	10.78%	to	11.21%

A108

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Mid-Cap Value
December 31, 2020	12	$18.39	to	$19.33	$232	0.44%	1.50%	to	1.90%	0.39%	to	0.79%
December 31, 2019	17	$18.32	to	$19.18	$316	0.21%	1.50%	to	1.90%	21.77%	to	22.25%
December 31, 2018	14	$15.04	to	$15.69	$215	0.10%	1.50%	to	1.90%	-14.92%	to	-14.58%
December 31, 2017	12	$17.68	to	$18.37	$229	0.31%	1.50%	to	1.90%	8.55%	to	8.98%
December 31, 2016	15	$16.29	to	$16.85	$245	0.11%	1.50%	to	1.90%	22.03%	to	22.51%

	ProFund VP Real Estate
December 31, 2020	10	$14.53	to	$14.53	$151	1.65%	1.50%	to	1.50%	-7.68%	to	-7.68%
December 31, 2019	9	$15.74	to	$15.74	$137	1.69%	1.50%	to	1.50%	24.89%	to	24.89%
December 31, 2018	9	$12.60	to	$12.60	$118	2.16%	1.50%	to	1.50%	-7.10%	to	-7.10%
December 31, 2017	10	$13.56	to	$13.56	$130	0.98%	1.50%	to	1.50%	6.46%	to	6.46%
December 31, 2016	9	$12.74	to	$12.74	$116	1.77%	1.50%	to	1.50%	4.17%	to	4.17%

	ProFund VP Small-Cap Growth
December 31, 2020	3	$25.47	to	$26.78	$87	0.00%	1.50%	to	1.90%	15.20%	to	15.66%
December 31, 2019	6	$22.11	to	$23.15	$135	0.00%	1.50%	to	1.90%	16.90%	to	17.36%
December 31, 2018	9	$18.92	to	$19.73	$174	0.00%	1.50%	to	1.90%	-7.52%	to	-7.15%
December 31, 2017	9	$20.45	to	$21.25	$197	0.00%	1.50%	to	1.90%	10.87%	to	11.30%
December 31, 2016	11	$18.45	to	$19.09	$209	0.00%	1.50%	to	1.90%	18.00%	to	18.46%

	ProFund VP Small-Cap Value
December 31, 2020	10	$18.79	to	$19.75	$196	0.03%	1.50%	to	1.90%	-0.82%	to	-0.43%
December 31, 2019	12	$18.94	to	$19.83	$228	0.00%	1.50%	to	1.90%	20.28%	to	20.75%
December 31, 2018	9	$15.75	to	$16.42	$154	0.00%	1.50%	to	1.90%	-15.82%	to	-15.49%
December 31, 2017	2	$18.71	to	$19.43	$47	0.01%	1.50%	to	1.90%	7.67%	to	8.09%
December 31, 2016	4	$17.38	to	$20.65	$69	0.00%	0.55%	to	1.90%	26.38%	to	28.07%

	ProFund VP Telecommunications
December 31, 2020	2	$12.28	to	$12.28	$25	0.90%	1.50%	to	1.50%	1.63%	to	1.63%
December 31, 2019	2	$12.08	to	$12.08	$23	3.39%	1.50%	to	1.50%	13.07%	to	13.07%
December 31, 2018	3	$10.69	to	$10.69	$35	5.90%	1.50%	to	1.50%	-16.37%	to	-16.37%
December 31, 2017	4	$12.78	to	$12.78	$48	4.52%	1.50%	to	1.50%	-3.57%	to	-3.57%
December 31, 2016	5	$13.25	to	$13.25	$61	1.62%	1.50%	to	1.50%	19.86%	to	19.86%

	ProFund VP Utilities
December 31, 2020	11	$17.49	to	$17.49	$191	1.71%	1.50%	to	1.50%	-3.84%	to	-3.84%
December 31, 2019	9	$18.19	to	$18.19	$159	1.76%	1.50%	to	1.50%	21.06%	to	21.06%
December 31, 2018	5	$15.03	to	$15.03	$72	2.05%	1.50%	to	1.50%	1.36%	to	1.36%
December 31, 2017	5	$14.27	to	$14.83	$76	2.25%	1.50%	to	1.90%	8.58%	to	9.01%
December 31, 2016	6	$13.15	to	$13.60	$83	1.65%	1.50%	to	1.90%	12.94%	to	13.38%

	ProFund VP Large-Cap Growth
December 31, 2020	8	$15.05	to	$32.03	$256	0.00%	0.35%	to	1.90%	28.49%	to	30.47%
December 31, 2019	9	$23.71	to	$24.83	$231	0.00%	1.50%	to	1.90%	26.49%	to	26.99%
December 31, 2018	9	$18.75	to	$19.55	$172	0.00%	1.50%	to	1.90%	-3.70%	to	-3.32%
December 31, 2017	10	$19.47	to	$20.22	$206	0.00%	1.50%	to	1.90%	22.96%	to	23.45%
December 31, 2016	9	$15.83	to	$16.38	$148	0.05%	1.50%	to	1.90%	3.06%	to	3.47%

	ProFund VP Large-Cap Value
December 31, 2020	13	$15.93	to	$16.74	$217	1.19%	1.50%	to	1.90%	-1.92%	to	-1.54%
December 31, 2019	14	$16.24	to	$17.01	$240	1.06%	1.50%	to	1.90%	27.35%	to	27.86%
December 31, 2018	9	$12.75	to	$13.30	$124	0.86%	1.50%	to	1.90%	-12.30%	to	-11.96%
December 31, 2017	11	$14.54	to	$15.11	$163	1.07%	1.50%	to	1.90%	11.32%	to	11.76%
December 31, 2016	10	$13.06	to	$13.52	$133	1.16%	1.50%	to	1.90%	13.28%	to	13.73%

	AST Bond Portfolio 2020 (Liquidated December 31, 2020)
December 31, 2020	—	$10.90	to	$12.11	$—	0.00%	1.90%	to	2.85%	-1.54%	to	-0.54%
December 31, 2019	916	$11.05	to	$12.18	$10,875	0.00%	1.90%	to	2.85%	0.55%	to	1.57%
December 31, 2018	128	$10.88	to	$12.00	$1,490	0.00%	1.90%	to	2.85%	-2.58%	to	-1.59%
December 31, 2017	106	$11.05	to	$12.20	$1,255	0.00%	1.90%	to	2.85%	-1.98%	to	-0.99%
December 31, 2016	321	$11.16	to	$12.32	$3,882	0.00%	1.90%	to	2.85%	-0.94%	to	0.06%

A109

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Jennison Large-Cap Growth Portfolio
December 31, 2020	1,206	$16.83	to	$53.20	$48,527	0.00%	0.48%	to	2.25%	50.58%	to	53.30%
December 31, 2019	1,133	$11.00	to	$34.75	$32,555	0.00%	0.48%	to	2.70%	10.47%	to	31.87%
December 31, 2018	1,077	$13.70	to	$26.47	$24,467	0.00%	0.55%	to	2.70%	-4.28%	to	-2.15%
December 31, 2017	1,073	$14.05	to	$27.17	$25,541	0.00%	0.55%	to	2.70%	32.17%	to	35.08%
December 31, 2016	1,031	$10.43	to	$20.20	$18,697	0.00%	0.55%	to	2.70%	-4.12%	to	-2.01%

	AST Bond Portfolio 2021
December 31, 2020	922	$11.98	to	$13.63	$11,870	0.00%	1.75%	to	2.70%	0.37%	to	1.38%
December 31, 2019	322	$11.75	to	$13.45	$4,076	0.00%	1.75%	to	2.85%	2.07%	to	3.26%
December 31, 2018	496	$11.52	to	$13.02	$5,938	0.00%	1.75%	to	2.85%	-2.80%	to	-1.66%
December 31, 2017	628	$11.85	to	$13.24	$7,715	0.00%	1.75%	to	2.85%	-1.31%	to	-0.16%
December 31, 2016	892	$12.00	to	$13.27	$11,124	0.00%	1.75%	to	2.85%	-0.87%	to	0.28%

	Wells Fargo VT International Equity Fund (Class 1)
December 31, 2020	1	$18.07	to	$18.07	$22	2.65%	1.75%	to	1.75%	3.08%	to	3.08%
December 31, 2019	3	$17.53	to	$17.53	$50	4.13%	1.75%	to	1.75%	13.52%	to	13.52%
December 31, 2018	3	$15.44	to	$15.44	$39	11.56%	1.75%	to	1.75%	-18.30%	to	-18.30%
December 31, 2017	2	$18.90	to	$18.90	$46	3.04%	1.75%	to	1.75%	22.72%	to	22.72%
December 31, 2016	3	$15.40	to	$15.40	$40	3.17%	1.75%	to	1.75%	1.48%	to	1.48%

	Wells Fargo VT Omega Growth Fund (Class 1)
December 31, 2020	91	$7.51	to	$7.85	$689	0.00%	1.50%	to	1.75%	40.94%	to	41.29%
December 31, 2019	104	$5.33	to	$5.56	$558	0.00%	1.50%	to	1.75%	35.03%	to	35.36%
December 31, 2018	105	$3.95	to	$4.11	$414	0.00%	1.50%	to	1.75%	-1.22%	to	-0.98%
December 31, 2017	106	$4.00	to	$4.15	$423	0.24%	1.50%	to	1.75%	32.64%	to	32.96%
December 31, 2016	107	$3.01	to	$3.12	$322	0.00%	1.50%	to	1.75%	-0.96%	to	-0.72%

	AST Bond Portfolio 2022
December 31, 2020	190	$11.33	to	$12.49	$2,328	0.00%	1.90%	to	2.85%	2.01%	to	3.01%
December 31, 2019	284	$11.11	to	$12.12	$3,323	0.00%	1.90%	to	2.85%	2.87%	to	3.88%
December 31, 2018	429	$10.80	to	$11.67	$4,816	0.00%	1.90%	to	2.85%	-3.01%	to	-2.05%
December 31, 2017	617	$11.13	to	$11.92	$7,200	0.00%	1.90%	to	2.85%	-1.32%	to	-0.36%
December 31, 2016	721	$11.28	to	$11.96	$8,478	0.00%	1.90%	to	2.85%	-1.07%	to	-0.10%

	AST Quantitative Modeling Portfolio
December 31, 2020	4,800	$11.69	to	$20.02	$81,046	0.00%	0.48%	to	2.40%	8.96%	to	11.04%
December 31, 2019	4,024	$10.55	to	$18.04	$66,031	0.00%	0.48%	to	2.40%	5.73%	to	20.54%
December 31, 2018	3,832	$11.57	to	$14.97	$52,994	0.00%	0.55%	to	2.40%	-8.73%	to	-7.04%
December 31, 2017	2,824	$12.49	to	$16.10	$42,014	0.00%	0.55%	to	2.40%	15.43%	to	17.54%
December 31, 2016	1,960	$10.66	to	$13.70	$24,699	0.00%	0.55%	to	2.40%	3.84%	to	5.74%

	AST BlackRock Global Strategies Portfolio
December 31, 2020	10,816	$11.34	to	$15.59	$151,787	0.00%	0.35%	to	2.35%	2.33%	to	4.37%
December 31, 2019	11,474	$12.62	to	$14.97	$155,803	0.00%	0.55%	to	2.55%	14.70%	to	16.97%
December 31, 2018	11,402	$11.00	to	$12.79	$133,698	0.00%	0.55%	to	2.55%	-7.65%	to	-5.80%
December 31, 2017	12,231	$11.91	to	$13.58	$153,792	0.00%	0.55%	to	2.55%	9.82%	to	11.99%
December 31, 2016	11,986	$10.85	to	$12.13	$136,040	0.00%	0.55%	to	2.55%	4.31%	to	6.37%

	Wells Fargo VT Opportunity Fund (Class 1)
December 31, 2020	5	$30.20	to	$30.90	$147	0.70%	1.50%	to	1.75%	19.24%	to	19.53%
December 31, 2019	6	$25.33	to	$25.85	$164	0.55%	1.50%	to	1.75%	29.54%	to	29.86%
December 31, 2018	6	$19.55	to	$19.91	$127	0.43%	1.50%	to	1.75%	-8.54%	to	-8.31%
December 31, 2017	8	$21.38	to	$21.71	$171	0.87%	1.50%	to	1.75%	18.65%	to	18.95%
December 31, 2016	9	$18.01	to	$18.25	$168	2.27%	1.50%	to	1.75%	10.59%	to	10.86%

	AST Prudential Core Bond Portfolio
December 31, 2020	3,604	$10.68	to	$13.51	$44,784	0.00%	0.48%	to	2.70%	3.19%	to	5.54%
December 31, 2019	2,968	$10.14	to	$12.81	$35,623	0.00%	0.48%	to	2.70%	1.09%	to	9.15%
December 31, 2018	2,551	$10.03	to	$11.74	$28,280	0.00%	0.55%	to	2.70%	-3.51%	to	-1.36%
December 31, 2017	2,337	$10.40	to	$11.90	$26,414	0.00%	0.55%	to	2.70%	2.82%	to	5.09%
December 31, 2016	1,830	$10.11	to	$11.32	$19,811	0.00%	0.55%	to	2.70%	1.40%	to	3.64%
A110

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Bond Portfolio 2023
December 31, 2020	51	$10.31	to	$11.51	$539	0.00%	1.30%	to	2.55%	4.12%	to	5.40%
December 31, 2019	54	$9.90	to	$10.92	$543	0.00%	1.30%	to	2.55%	3.86%	to	5.14%
December 31, 2018	110	$9.53	to	$10.39	$1,090	0.00%	1.30%	to	2.55%	-2.76%	to	-1.55%
December 31, 2017	131	$9.80	to	$10.55	$1,333	0.00%	1.30%	to	2.55%	-0.83%	to	0.39%
December 31, 2016	181	$9.88	to	$10.51	$1,835	0.00%	1.30%	to	2.55%	-0.62%	to	0.61%

	AST MFS Growth Allocation Portfolio
December 31, 2020	5,117	$12.37	to	$18.48	$84,184	0.00%	0.35%	to	2.85%	6.74%	to	9.49%
December 31, 2019	4,961	$11.30	to	$16.91	$75,361	0.00%	0.35%	to	2.85%	12.85%	to	22.09%
December 31, 2018	4,069	$11.85	to	$13.85	$51,311	0.00%	0.55%	to	2.85%	-10.90%	to	-8.78%
December 31, 2017	4,641	$13.30	to	$15.18	$64,866	0.00%	0.55%	to	2.85%	13.18%	to	15.85%
December 31, 2016	4,533	$11.72	to	$13.11	$55,405	0.00%	0.55%	to	2.85%	1.36%	to	3.75%

	AST Western Asset Emerging Markets Debt Portfolio
December 31, 2020	110	$10.92	to	$13.36	$1,344	0.00%	0.48%	to	1.95%	5.35%	to	6.93%
December 31, 2019	89	$10.28	to	$12.52	$1,035	0.00%	0.48%	to	1.95%	2.98%	to	14.22%
December 31, 2018	72	$9.21	to	$10.99	$728	0.00%	0.55%	to	1.95%	-8.50%	to	-7.18%
December 31, 2017	68	$10.06	to	$11.86	$749	0.00%	0.55%	to	1.95%	7.18%	to	8.70%
December 31, 2016	43	$9.39	to	$10.93	$435	0.00%	0.55%	to	1.95%	8.45%	to	10.00%

	AST MFS Large-Cap Value Portfolio
December 31, 2020	1,176	$10.94	to	$23.17	$23,229	0.00%	0.48%	to	2.45%	1.35%	to	3.40%
December 31, 2019	1,033	$10.60	to	$22.43	$20,655	0.00%	0.48%	to	2.45%	6.32%	to	28.64%
December 31, 2018	893	$11.87	to	$17.44	$14,199	0.00%	0.55%	to	2.85%	-12.73%	to	-10.65%
December 31, 2017	972	$13.33	to	$19.51	$17,578	0.00%	0.55%	to	2.85%	14.01%	to	16.70%
December 31, 2016	926	$11.45	to	$16.72	$14,586	0.00%	0.55%	to	2.85%	10.22%	to	12.82%

	AST Bond Portfolio 2024
December 31, 2020	22	$10.40	to	$11.44	$242	0.00%	1.30%	to	2.45%	5.99%	to	7.26%
December 31, 2019	107	$9.81	to	$10.66	$1,098	0.00%	1.30%	to	2.45%	5.31%	to	6.57%
December 31, 2018	434	$9.32	to	$10.00	$4,129	0.00%	1.30%	to	2.45%	-3.09%	to	-1.93%
December 31, 2017	432	$9.61	to	$10.20	$4,241	0.00%	1.30%	to	2.45%	-0.80%	to	0.38%
December 31, 2016	39	$9.69	to	$10.16	$387	0.00%	1.30%	to	2.45%	-0.58%	to	0.60%

	AST AQR Emerging Markets Equity Portfolio (Merged August 14, 2020)
December 31, 2020	—	$10.49	to	$13.80	$—	0.00%	0.48%	to	1.90%	-2.21%	to	-1.34%
December 31, 2019	264	$10.73	to	$14.01	$3,165	0.00%	0.48%	to	1.90%	9.66%	to	17.16%
December 31, 2018	231	$9.29	to	$11.98	$2,366	0.00%	0.55%	to	1.90%	-20.50%	to	-19.40%
December 31, 2017	193	$11.68	to	$14.89	$2,447	0.00%	0.55%	to	1.90%	32.39%	to	34.21%
December 31, 2016	66	$8.82	to	$11.12	$635	0.00%	0.55%	to	1.90%	11.22%	to	12.74%

	AST ClearBridge Dividend Growth Portfolio
December 31, 2020	972	$10.95	to	$22.06	$19,094	0.00%	0.48%	to	2.45%	2.16%	to	4.23%
December 31, 2019	894	$10.53	to	$21.18	$17,386	0.00%	0.48%	to	2.85%	5.92%	to	30.31%
December 31, 2018	770	$13.08	to	$16.26	$11,691	0.00%	0.55%	to	2.85%	-7.49%	to	-5.29%
December 31, 2017	931	$13.85	to	$17.16	$15,029	0.00%	0.55%	to	2.85%	15.04%	to	17.75%
December 31, 2016	1,026	$11.80	to	$14.58	$14,260	0.00%	0.55%	to	2.85%	11.63%	to	14.26%

	AST Multi-Sector Fixed Income Portfolio
December 31, 2020	182,479	$13.40	to	$14.28	$2,445,519	0.00%	1.10%	to	1.90%	10.51%	to	11.41%
December 31, 2019	174,543	$12.13	to	$12.82	$2,116,572	0.00%	1.10%	to	1.90%	16.46%	to	17.41%
December 31, 2018	137,940	$10.41	to	$10.92	$1,436,314	0.00%	1.10%	to	1.90%	-7.40%	to	-6.64%
December 31, 2017	113,950	$11.24	to	$11.70	$1,281,280	0.00%	1.10%	to	1.90%	6.66%	to	7.53%
December 31, 2016	96,517	$10.54	to	$10.88	$1,017,452	0.00%	1.10%	to	1.90%	6.86%	to	7.73%

	AST AQR Large-Cap Portfolio (Merged August 14, 2020)
December 31, 2020	—	$10.77	to	$19.96	$—	0.00%	0.48%	to	1.95%	-0.48%	to	0.44%
December 31, 2019	118	$10.72	to	$19.88	$2,149	0.00%	0.48%	to	1.95%	7.63%	to	21.90%
December 31, 2018	115	$12.48	to	$16.31	$1,755	0.00%	0.55%	to	1.95%	-9.94%	to	-8.64%
December 31, 2017	86	$13.70	to	$17.85	$1,466	0.00%	0.55%	to	1.95%	19.76%	to	21.46%
December 31, 2016	64	$11.32	to	$14.70	$907	0.00%	0.55%	to	1.90%	8.60%	to	10.09%

A111

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Large-Cap Core Portfolio
December 31, 2020	267	$11.89	to	$23.03	$4,940	0.00%	0.48%	to	1.95%	8.98%	to	10.61%
December 31, 2019	96	$10.77	to	$20.84	$1,804	0.00%	0.48%	to	1.95%	7.89%	to	24.50%
December 31, 2018	75	$12.76	to	$16.74	$1,197	0.00%	0.55%	to	1.95%	-8.97%	to	-7.66%
December 31, 2017	63	$13.85	to	$18.13	$1,090	0.00%	0.55%	to	1.95%	19.05%	to	20.74%
December 31, 2016	48	$11.49	to	$15.01	$698	0.00%	0.55%	to	1.95%	8.70%	to	10.25%

	AST Bond Portfolio 2025
December 31, 2020	17	$12.37	to	$12.90	$222	0.00%	1.90%	to	2.45%	8.62%	to	9.27%
December 31, 2019	62	$11.11	to	$11.78	$719	0.00%	1.90%	to	2.85%	5.62%	to	6.65%
December 31, 2018	227	$10.52	to	$11.05	$2,469	0.00%	1.90%	to	2.85%	-3.58%	to	-2.63%
December 31, 2017	28	$10.91	to	$11.16	$303	0.00%	2.30%	to	2.85%	-1.07%	to	-0.51%
December 31, 2016	44	$11.03	to	$11.57	$484	0.00%	1.30%	to	2.85%	-0.44%	to	1.16%

	AST T. Rowe Price Growth Opportunities Portfolio
December 31, 2020	17,091	$12.74	to	$17.34	$278,303	0.00%	0.35%	to	1.95%	11.48%	to	13.30%
December 31, 2019	16,861	$11.25	to	$15.33	$244,963	0.00%	0.35%	to	1.95%	12.25%	to	24.04%
December 31, 2018	10,900	$11.53	to	$12.36	$128,786	0.00%	0.55%	to	1.95%	-9.45%	to	-8.15%
December 31, 2017	8,173	$12.74	to	$13.46	$105,998	0.00%	0.55%	to	1.95%	18.06%	to	19.74%
December 31, 2016	5,808	$10.79	to	$11.24	$63,454	0.00%	0.55%	to	1.95%	3.40%	to	4.87%

	AST Goldman Sachs Global Growth Allocation Portfolio (Merged April 24, 2020)
December 31, 2020	—	$9.30	to	$11.77	$—	0.00%	0.48%	to	0.86%	-11.60%	to	-11.49%
December 31, 2019	390	$10.51	to	$13.30	$5,096	0.00%	0.48%	to	0.86%	5.26%	to	19.90%
December 31, 2018	369	$10.94	to	$11.09	$4,089	0.00%	0.55%	to	0.86%	-10.25%	to	-9.97%
December 31, 2017	345	$12.19	to	$12.32	$4,243	0.00%	0.55%	to	0.86%	15.71%	to	16.07%
December 31, 2016	310	$10.53	to	$10.62	$3,290	0.00%	0.55%	to	0.86%	4.79%	to	5.11%

	AST T. Rowe Price Diversified Real Growth Portfolio
December 31, 2020	1,069	$12.08	to	$16.77	$17,221	0.00%	0.48%	to	0.86%	14.48%	to	14.92%
December 31, 2019	715	$10.53	to	$14.64	$10,229	0.00%	0.48%	to	0.86%	5.36%	to	21.40%
December 31, 2018	563	$11.60	to	$12.10	$6,668	0.00%	0.55%	to	0.86%	-7.91%	to	-7.62%
December 31, 2017	528	$12.60	to	$13.14	$6,781	0.00%	0.55%	to	0.86%	17.65%	to	18.02%
December 31, 2016	503	$10.71	to	$11.16	$5,491	0.00%	0.55%	to	0.86%	6.40%	to	11.77%

	AST Prudential Flexible Multi-Strategy Portfolio
December 31, 2020	1,588	$11.33	to	$14.98	$22,540	0.00%	0.48%	to	0.86%	7.81%	to	8.23%
December 31, 2019	1,170	$10.49	to	$13.85	$15,829	0.00%	0.48%	to	0.86%	5.03%	to	14.24%
December 31, 2018	1,077	$11.40	to	$12.12	$12,900	0.00%	0.55%	to	0.86%	-7.34%	to	-7.05%
December 31, 2017	922	$12.30	to	$13.04	$11,889	0.00%	0.55%	to	0.86%	15.96%	to	16.32%
December 31, 2016	761	$10.61	to	$11.21	$8,453	0.00%	0.55%	to	0.86%	6.54%	to	6.87%

	AST Franklin Templeton K2 Global Absolute Return Portfolio (Merged April 24, 2020)
December 31, 2020	—	$9.17	to	$9.83	$—	0.00%	0.48%	to	0.86%	-7.83%	to	-7.72%
December 31, 2019	273	$9.95	to	$10.67	$2,759	0.00%	0.48%	to	0.86%	3.62%	to	5.47%
December 31, 2018	297	$9.44	to	$10.13	$2,845	0.00%	0.55%	to	0.86%	-6.25%	to	-5.96%
December 31, 2017	299	$10.05	to	$10.79	$3,041	0.00%	0.55%	to	0.86%	6.59%	to	6.92%
December 31, 2016	284	$9.42	to	$10.11	$2,702	0.00%	0.55%	to	0.86%	1.47%	to	1.79%

	AST Managed Equity Portfolio (Merged April 24, 2020)
December 31, 2020	—	$8.58	to	$11.42	$—	0.00%	0.48%	to	0.86%	-19.76%	to	-19.66%
December 31, 2019	285	$10.69	to	$14.22	$4,021	0.00%	0.48%	to	0.86%	7.42%	to	24.80%
December 31, 2018	269	$11.23	to	$11.39	$3,054	0.00%	0.55%	to	0.86%	-12.87%	to	-12.59%
December 31, 2017	273	$12.89	to	$13.03	$3,559	0.00%	0.55%	to	0.86%	23.12%	to	23.50%
December 31, 2016	213	$10.47	to	$10.55	$2,245	0.00%	0.55%	to	0.86%	4.30%	to	4.63%

	AST Managed Fixed Income Portfolio (Merged April 24, 2020)
December 31, 2020	—	$9.95	to	$10.97	$—	0.00%	0.48%	to	0.86%	-1.71%	to	-1.59%
December 31, 2019	581	$10.12	to	$11.15	$6,442	0.00%	0.48%	to	0.86%	0.95%	to	8.20%
December 31, 2018	581	$10.17	to	$10.30	$5,966	0.00%	0.55%	to	0.86%	-1.70%	to	-1.39%
December 31, 2017	519	$10.34	to	$10.45	$5,409	0.00%	0.55%	to	0.86%	3.01%	to	3.33%
December 31, 2016	444	$10.03	to	$10.12	$4,487	0.00%	0.55%	to	0.86%	2.64%	to	2.96%

A112

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST FQ Absolute Return Currency Portfolio (Merged August 14, 2020)
December 31, 2020	—	$11.29	to	$12.49	$—	0.00%	0.55%	to	0.86%	24.90%	to	25.14%
December 31, 2019	49	$9.03	to	$9.99	$452	0.00%	0.55%	to	0.86%	-4.03%	to	0.45%
December 31, 2018	51	$9.40	to	$10.40	$486	0.00%	0.55%	to	0.86%	-6.28%	to	-5.98%
December 31, 2017	52	$10.01	to	$11.08	$529	0.00%	0.55%	to	0.86%	-3.86%	to	-3.56%
December 31, 2016	43	$10.39	to	$11.51	$454	0.00%	0.55%	to	0.86%	14.14%	to	14.49%

	AST Jennison Global Infrastructure Portfolio (Merged August 14, 2020)
December 31, 2020	—	$10.32	to	$13.41	$—	0.00%	0.48%	to	0.86%	-2.24%	to	-2.01%
December 31, 2019	155	$10.55	to	$13.69	$2,108	0.00%	0.48%	to	0.86%	6.20%	to	27.63%
December 31, 2018	153	$10.66	to	$10.73	$1,645	0.00%	0.55%	to	0.86%	-9.35%	to	-9.06%
December 31, 2017	143	$11.74	to	$11.81	$1,683	0.00%	0.55%	to	0.73%	17.99%	to	18.20%
December 31, 2016	106	$9.95	to	$10.01	$1,054	0.00%	0.55%	to	0.73%	7.32%	to	7.52%

	AST PIMCO Dynamic Bond Portfolio (Merged November 13, 2020)
December 31, 2020	—	$9.88	to	$10.35	$—	0.00%	0.48%	to	0.86%	1.57%	to	1.91%
December 31, 2019	191	$9.72	to	$10.16	$1,898	0.00%	0.48%	to	0.86%	1.52%	to	4.74%
December 31, 2018	115	$9.29	to	$9.69	$1,085	0.00%	0.55%	to	0.86%	-1.17%	to	-0.86%
December 31, 2017	83	$9.38	to	$9.79	$788	0.00%	0.55%	to	0.86%	-1.16%	to	-0.86%
December 31, 2016	64	$9.47	to	$9.89	$619	0.00%	0.55%	to	0.86%	0.18%	to	0.49%

	AST Legg Mason Diversified Growth Portfolio
December 31, 2020	4,165	$12.86	to	$14.02	$55,186	0.00%	0.55%	to	1.95%	4.00%	to	5.49%
December 31, 2019	4,211	$12.36	to	$13.29	$53,392	0.00%	0.55%	to	1.95%	15.95%	to	17.60%
December 31, 2018	3,258	$10.66	to	$11.30	$35,438	0.00%	0.55%	to	1.95%	-8.01%	to	-6.69%
December 31, 2017	3,031	$11.59	to	$12.00	$35,642	0.00%	0.85%	to	1.95%	12.38%	to	13.63%
December 31, 2016	1,809	$10.31	to	$10.63	$18,833	0.00%	0.55%	to	1.95%	6.80%	to	8.32%

	AST Bond Portfolio 2026
December 31, 2020	126	$10.96	to	$11.80	$1,426	0.00%	1.30%	to	2.55%	7.93%	to	9.26%
December 31, 2019	978	$9.97	to	$10.80	$10,189	0.00%	1.30%	to	2.85%	6.89%	to	8.62%
December 31, 2018	1,788	$9.33	to	$9.94	$17,164	0.00%	1.30%	to	2.85%	-3.88%	to	-2.32%
December 31, 2017	1,676	$9.70	to	$10.18	$16,629	0.00%	1.30%	to	2.85%	-0.49%	to	1.11%
December 31, 2016	2,384	$9.75	to	$10.07	$23,603	0.00%	1.30%	to	2.85%	-0.83%	to	0.77%

	AST AB Global Bond Portfolio (Merged November 13, 2020)
December 31, 2020	—	$10.28	to	$11.70	$—	0.00%	0.48%	to	0.86%	2.31%	to	2.65%
December 31, 2019	176	$10.03	to	$11.40	$1,988	0.00%	0.48%	to	0.86%	0.15%	to	6.56%
December 31, 2018	171	$10.46	to	$10.70	$1,821	0.00%	0.55%	to	0.86%	-0.50%	to	-0.19%
December 31, 2017	149	$10.51	to	$10.72	$1,596	0.00%	0.55%	to	0.86%	1.67%	to	1.98%
December 31, 2016	120	$10.34	to	$10.51	$1,261	0.00%	0.55%	to	0.86%	4.26%	to	4.58%

	AST Goldman Sachs Global Income Portfolio (Merged November 13, 2020)
December 31, 2020	—	$10.73	to	$12.22	$—	0.00%	0.48%	to	0.86%	6.63%	to	6.99%
December 31, 2019	72	$10.05	to	$11.42	$814	0.00%	0.48%	to	0.86%	0.32%	to	9.04%
December 31, 2018	49	$10.25	to	$10.48	$506	0.00%	0.55%	to	0.86%	-1.14%	to	-0.83%
December 31, 2017	47	$10.37	to	$10.57	$495	0.00%	0.55%	to	0.86%	1.22%	to	1.54%
December 31, 2016	21	$10.24	to	$10.41	$214	0.00%	0.55%	to	0.86%	2.56%	to	2.88%

	AST Global Bond Portfolio
December 31, 2020	2,228	$10.06	to	$11.95	$24,090	0.00%	0.48%	to	2.30%	0.59%	to	3.99%
December 31, 2019	76	$9.96	to	$11.50	$861	0.00%	0.48%	to	0.86%	-0.78%	to	6.40%
December 31, 2018	65	$10.47	to	$10.81	$697	0.00%	0.55%	to	0.86%	2.58%	to	2.90%
December 31, 2017	44	$10.28	to	$10.51	$456	0.00%	0.55%	to	0.86%	1.53%	to	1.84%
December 31, 2016	32	$10.13	to	$10.32	$329	0.00%	0.55%	to	0.86%	1.79%	to	2.10%

	AST Neuberger Berman Long/Short Portfolio (Merged August 14, 2020)
December 31, 2020	—	$10.62	to	$12.54	$—	0.00%	0.48%	to	0.86%	3.88%	to	4.12%
December 31, 2019	195	$10.21	to	$12.06	$2,298	0.00%	0.48%	to	0.86%	2.35%	to	15.18%
December 31, 2018	175	$10.19	to	$10.49	$1,804	0.00%	0.55%	to	0.86%	-7.60%	to	-7.31%
December 31, 2017	89	$11.00	to	$11.34	$995	0.00%	0.55%	to	0.86%	12.18%	to	12.52%
December 31, 2016	70	$9.79	to	$10.09	$701	0.00%	0.55%	to	0.86%	2.46%	to	2.78%

A113

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST QMA International Core Equity Portfolio
December 31, 2020	113	$11.22	to	$12.67	$1,362	0.00%	0.48%	to	0.86%	5.66%	to	6.07%
December 31, 2019	94	$10.60	to	$11.97	$1,085	0.00%	0.48%	to	0.86%	6.98%	to	16.21%
December 31, 2018	90	$9.66	to	$10.32	$886	0.00%	0.55%	to	0.86%	-16.16%	to	-15.89%
December 31, 2017	66	$11.50	to	$12.29	$779	0.00%	0.55%	to	0.86%	23.52%	to	23.90%
December 31, 2016	29	$9.29	to	$9.94	$278	0.00%	0.55%	to	0.86%	-0.27%	to	0.04%

	AST Managed Alternatives Portfolio (Merged April 24, 2020)
December 31, 2020	—	$10.07	to	$10.30	$—	0.00%	0.48%	to	0.73%	1.90%	to	1.98%
December 31, 2019	222	$9.88	to	$10.10	$2,216	0.00%	0.48%	to	0.73%	1.30%	to	4.69%
December 31, 2018	203	$9.45	to	$9.58	$1,933	0.00%	0.55%	to	0.73%	-4.10%	to	-3.93%
December 31, 2017	164	$9.85	to	$9.99	$1,619	0.00%	0.55%	to	0.86%	1.68%	to	1.99%
December 31, 2016	107	$9.67	to	$9.81	$1,040	0.00%	0.55%	to	0.86%	0.06%	to	0.38%

	Blackrock Global Allocation V.I. Fund (Class III)
December 31, 2020	533	$12.61	to	$15.04	$7,828	1.46%	0.48%	to	0.86%	19.67%	to	20.13%
December 31, 2019	427	$10.52	to	$12.53	$5,332	1.18%	0.48%	to	0.86%	5.41%	to	17.11%
December 31, 2018	495	$10.59	to	$10.70	$5,280	0.84%	0.55%	to	0.86%	-8.38%	to	-8.09%
December 31, 2017	336	$11.55	to	$11.64	$3,900	1.35%	0.55%	to	0.86%	12.73%	to	13.08%
December 31, 2016	308	$10.25	to	$10.29	$3,165	1.57%	0.55%	to	0.86%	2.92%	to	3.24%

	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
December 31, 2020	208	$10.75	to	$13.18	$2,647	3.26%	0.48%	to	0.86%	4.31%	to	4.71%
December 31, 2019	199	$10.29	to	$12.60	$2,482	3.10%	0.48%	to	0.86%	2.82%	to	13.64%
December 31, 2018	195	$10.97	to	$11.08	$2,159	0.00%	0.55%	to	0.86%	-5.74%	to	-5.44%
December 31, 2017	123	$11.64	to	$11.72	$1,434	3.85%	0.55%	to	0.86%	10.75%	to	11.09%
December 31, 2016	106	$10.51	to	$10.55	$1,115	3.99%	0.55%	to	0.86%	5.29%	to	5.62%

	AST Bond Portfolio 2027 (Available January 4, 2016)
December 31, 2020	144	$11.01	to	$11.84	$1,649	0.00%	1.30%	to	2.70%	8.85%	to	10.43%
December 31, 2019	532	$10.06	to	$10.72	$5,539	0.00%	1.30%	to	2.85%	7.53%	to	9.27%
December 31, 2018	1,345	$9.35	to	$9.81	$12,857	0.00%	1.30%	to	2.85%	-4.09%	to	-2.53%
December 31, 2017	1,311	$9.75	to	$10.07	$12,983	0.00%	1.30%	to	2.85%	-0.23%	to	1.37%
December 31, 2016	2,001	$9.77	to	$9.93	$19,710	0.00%	1.30%	to	2.85%	-2.26%	to	-0.69%

	NVIT Emerging Markets Fund (Class D) (Available August 5, 2016)
December 31, 2020	26	$14.58	to	$14.81	$384	1.64%	1.40%	to	1.75%	10.98%	to	11.36%
December 31, 2019	37	$13.14	to	$13.30	$485	2.31%	1.40%	to	1.75%	20.47%	to	20.89%
December 31, 2018	35	$10.91	to	$11.00	$378	0.35%	1.40%	to	1.75%	-19.13%	to	-18.85%
December 31, 2017	34	$13.49	to	$13.55	$462	0.89%	1.40%	to	1.75%	38.68%	to	39.15%
December 31, 2016	46	$9.73	to	$9.74	$445	0.80%	1.40%	to	1.75%	-3.95%	to	-3.81%

	AST Bond Portfolio 2028 (Available January 3, 2017)
December 31, 2020	—	$11.60	to	$11.86	$—	0.00%	1.90%	to	2.45%	11.87%	to	12.50%
December 31, 2019	101	$10.37	to	$10.68	$1,062	0.00%	1.50%	to	2.45%	8.86%	to	9.94%
December 31, 2018	510	$9.52	to	$9.72	$4,901	0.00%	1.50%	to	2.45%	-4.47%	to	-3.51%
December 31, 2017	5	$9.97	to	$9.97	$46	0.00%	2.45%	to	2.45%	-0.30%	to	-0.30%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2029 (Available January 2, 2018)
December 31, 2020	—	$11.91	to	$12.29	$—	0.00%	1.50%	to	2.55%	13.40%	to	14.57%
December 31, 2019	377	$10.51	to	$10.73	$4,002	0.00%	1.50%	to	2.55%	9.51%	to	10.64%
December 31, 2018	16	$9.60	to	$9.65	$150	0.00%	1.90%	to	2.45%	-4.02%	to	-3.48%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST American Funds Growth Allocation Portfolio (Available April 30, 2018)
December 31, 2020	6,928	$13.52	to	$14.04	$95,070	0.00%	0.55%	to	1.95%	19.63%	to	21.33%
December 31, 2019	6,509	$11.30	to	$11.57	$74,239	0.00%	0.55%	to	1.95%	19.92%	to	21.63%
December 31, 2018	2,482	$9.42	to	$9.51	$23,479	0.00%	0.55%	to	1.95%	-5.28%	to	-4.38%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A114

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Bond Portfolio 2030 (Available January 2, 2019)
December 31, 2020	759	$12.40	to	$12.77	$9,566	0.00%	1.30%	to	2.70%	11.42%	to	13.04%
December 31, 2019	173	$11.16	to	$11.29	$1,942	0.00%	1.30%	to	2.45%	11.60%	to	12.93%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock 80/20 Target Allocation ETF Portfolio (Available January 28, 2019)
December 31, 2020	2,971	$14.07	to	$14.38	$42,221	0.00%	0.85%	to	1.95%	16.06%	to	17.36%
December 31, 2019	2,254	$12.12	to	$12.25	$27,463	0.00%	0.85%	to	1.95%	15.93%	to	17.13%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock 60/40 Target Allocation ETF Portfolio (Available January 28, 2019)
December 31, 2020	2,108	$13.28	to	$13.58	$28,277	0.00%	0.85%	to	1.95%	13.50%	to	14.78%
December 31, 2019	1,561	$11.70	to	$11.83	$18,354	0.00%	0.85%	to	1.95%	12.97%	to	14.14%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Dimensional Global Core Allocation Portfolio (Available November 18, 2019)
December 31, 2020	42	$11.65	to	$11.73	$484	0.00%	0.85%	to	1.45%	13.07%	to	13.75%
December 31, 2019	1	$10.30	to	$10.30	$9	0.00%	1.45%	to	1.45%	3.02%	to	3.02%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2031 (Available January 2, 2020)
December 31, 2020	936	$11.04	to	$11.17	$10,389	0.00%	1.30%	to	2.55%	10.40%	to	11.76%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® International Growth Portfolio (Service Shares) (Available April 27, 2020)
December 31, 2020	16	$13.47	to	$13.48	$216	0.18%	0.48%	to	0.55%	32.65%	to	32.71%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares) (Available April 27, 2020)
December 31, 2020	4	$13.54	to	$13.56	$56	0.00%	0.48%	to	0.66%	33.26%	to	33.42%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Technology Portfolio (Service Shares) (Available April 27, 2020)
December 31, 2020	103	$14.58	to	$14.62	$1,506	0.00%	0.48%	to	0.86%	44.68%	to	45.06%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Mid Cap Growth Series (Service Shares) (Available April 27, 2020)
December 31, 2020	30	$14.77	to	$14.79	$443	0.00%	0.48%	to	0.73%	44.43%	to	44.67%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A115

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® New Discovery Series (Service Shares) (Available April 27, 2020)
December 31, 2020	12	$16.71	to	$16.74	$207	0.00%	0.48%	to	0.73%	61.84%	to	62.11%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Research Series (Service Shares) (Available April 27, 2020)
December 31, 2020	9	$12.97	to	$12.99	$122	0.05%	0.48%	to	0.68%	27.88%	to	28.06%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Total Return Bond Series (Service Shares) (Available April 27, 2020)
December 31, 2020	169	$10.71	to	$10.74	$1,814	0.55%	0.48%	to	0.86%	7.38%	to	7.66%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Total Return Series (Service Shares) (Available April 27, 2020)
December 31, 2020	43	$11.99	to	$12.01	$518	1.77%	0.48%	to	0.73%	18.37%	to	18.58%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Utilities Series (Service Shares) (Available April 27, 2020)
December 31, 2020	58	$12.13	to	$12.16	$703	1.18%	0.48%	to	0.86%	19.22%	to	19.53%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Asset Allocation Fund (Class 4) (Available August 17, 2020)
December 31, 2020	79	$10.87	to	$10.88	$864	2.46%	0.48%	to	0.86%	8.38%	to	8.53%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Blue Chip Income and Growth Fund (Class 4) (Available August 17, 2020)
December 31, 2020	22	$11.12	to	$11.13	$246	2.26%	0.48%	to	0.73%	11.08%	to	11.18%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Bond Fund (Class 4) (Available August 17, 2020)
December 31, 2020	24	$10.12	to	$10.13	$247	3.15%	0.48%	to	0.73%	1.25%	to	1.34%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A116

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	American Funds IS Global Growth and Income Fund (Class 4) (Available August 17, 2020)
December 31, 2020	5	$11.35	to	$11.35	$55	1.00%	0.48%	to	0.55%	13.12%	to	13.15%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Global Small Capitalization Fund (Class 4) (Available August 17, 2020)
December 31, 2020	3	$12.45	to	$12.45	$40	0.00%	0.55%	to	0.66%	23.41%	to	23.46%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Growth Fund (Class 4) (Available August 17, 2020)
December 31, 2020	157	$12.23	to	$12.25	$1,918	0.00%	0.48%	to	0.73%	20.39%	to	20.50%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Growth-Income Fund (Class 4) (Available August 17, 2020)
December 31, 2020	32	$11.06	to	$11.07	$349	2.12%	0.48%	to	0.73%	10.18%	to	10.28%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS International Fund (Class 4) (Available August 17, 2020)
December 31, 2020	3	$11.99	to	$11.99	$36	0.41%	0.66%	to	0.66%	19.50%	to	19.50%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS New World Fund® (Class 4) (Available August 17, 2020)
December 31, 2020	21	$11.92	to	$11.93	$249	0.00%	0.48%	to	0.73%	18.51%	to	18.62%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Advantage Large Cap Core V.I. Fund (Class III) (Available August 17, 2020)
December 31, 2020	17	$11.22	to	$11.23	$191	1.92%	0.48%	to	0.66%	11.63%	to	11.70%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Advantage Large Cap Value V.I. Fund (Class III) (Available August 17, 2020)
December 31, 2020	3	$11.25	to	$11.27	$36	2.03%	0.48%	to	0.86%	12.64%	to	12.80%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A117

Note 7:    Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	BlackRock Capital Appreciation V.I. Fund (Class III) (Available August 17, 2020)
December 31, 2020	12	$11.59	to	$11.60	$143	0.00%	0.48%	to	0.73%	14.95%	to	15.06%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Equity Dividend V.I. Fund (Class III) (Available August 17, 2020)
December 31, 2020	15	$11.26	to	$11.27	$174	1.13%	0.48%	to	0.66%	12.85%	to	12.92%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Large Cap Focus Growth V.I. Fund (Class III) (Available August 17, 2020)
December 31, 2020	19	$11.39	to	$11.40	$212	0.00%	0.48%	to	0.73%	12.78%	to	12.88%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Balanced Portfolio (Service Class 2) (Available August 17, 2020)
December 31, 2020	139	$11.16	to	$11.17	$1,554	2.32%	0.48%	to	0.73%	11.35%	to	11.46%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Contrafund® Portfolio (Service Class 2) (Available August 17, 2020)
December 31, 2020	200	$10.98	to	$10.99	$2,199	0.00%	0.48%	to	0.73%	8.94%	to	9.04%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2) (Available August 17, 2020)
December 31, 2020	112	$12.37	to	$12.38	$1,389	0.00%	0.48%	to	0.73%	22.35%	to	22.47%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Health Care Portfolio (Service Class 2) (Available August 17, 2020)
December 31, 2020	151	$10.89	to	$10.90	$1,640	1.02%	0.48%	to	0.73%	7.68%	to	7.78%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Basic Value V.I. Fund (Class III) (Available August 17, 2020)
December 31, 2020	5	$11.50	to	$11.50	$60	3.74%	0.48%	to	0.48%	15.31%	to	15.31%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

*    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The
A118

Note 7:    Financial Highlights (Continued)
recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**    These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***    These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2020 or from the effective date of the subaccount through the end of the reporting period.

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life of New Jersey.

A.Mortality and Expense Risk Charges

The mortality and expense risk charges are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the contracts may exceed related charges assessed by Pruco Life of New Jersey. These charges are assessed through a reduction in unit values.

B.Administration Charge

The administration charge is applied daily against the net assets of each subaccount. Administration charges include costs associated with issuing the contracts, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through a reduction in unit values.

The following are the base and maximum combined mortality and expense risk and administration charges of the respective contracts.
A119

Note 8:    Charges and Expenses (Continued)

Products	Base	Maximum
Discovery Choice	1.35%	1.65%
Discovery Select	1.40%	1.40%
Prudential Defined Income Annuity	1.10%	1.90%
Prudential MyRock Advisor New York Variable Annuity	0.25%	1.20%
Prudential Premier Advisor Variable Annuity Series(1)	0.35% / 0.55%	1.55%
Prudential Premier Investment Variable Annuity B Series(2)	0.48% / 0.55%	0.73%
Prudential Premier Investment Variable Annuity C Series	0.68%	0.86%
Prudential Premier Retirement Variable Annuity	0.85%	0.85%
Prudential Premier Retirement Variable Annuity B Series	1.30%	2.30%
Prudential Premier Retirement Variable Annuity C Series	1.30%	2.75%
Prudential Premier Retirement Variable Annuity L Series	1.30%	2.70%
Prudential Premier Retirement Variable Annuity X Series	1.30%	2.85%
Prudential Premier Variable Annuity B Series	1.15%	2.15%
Prudential Premier Variable Annuity Bb Series	0.95%	1.95%
Prudential Premier Variable Annuity L Series	1.50%	2.50%
Prudential Premier Variable Annuity X Series	1.55%	2.55%
Strategic Partners Advisor	1.40%	2.25%
Strategic Partners FlexElite	1.60%	2.45%
Strategic Partners FlexElite 2	1.65%	2.50%
Strategic Partners Plus	1.40%	2.40%
Strategic Partners Plus 3	1.40%	2.35%
Strategic Partners Select	1.52%	1.52%
Strategic Partners Variable Annuity One	1.40%	2.40%
Strategic Partners Variable Annuity One 3	1.40%	2.35%

(1)    Effective February 25, 2019, the base charge on Prudential Premier Advisor Variable Annuity Series product was reduced to 0.35%. Contracts issued under this product on or after February 25, 2019 will have a base charge of 0.35%.

(2)    Effective September 16, 2019, the base charge on Prudential Premier Investment Variable Annuity B Series product was reduced to 0.48%. Contracts issued under this product on or after September 16, 2019 will have a base charge of 0.48%.

C.Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

D.Other Related Charges

For certain products with Highest Daily Lifetime Seven benefit options, the optional benefit fee is a percentage of the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

For certain products with Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, and Highest Daily Lifetime Seven Plus benefit options, the optional benefit fee is assessed against the greater of the unadjusted account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

An annual maintenance fee is charged if purchase payments or account value is less than a stated amount (varies by product).

A120

Note 8:    Charges and Expenses (Continued)

A quarterly premium-based charge is applicable to certain products, which ranges from 0.15% to 0.84% annualized.

These other related charges are assessed through the redemption of units.

Note 9:    Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account before the annuitization date.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes, including transfers from the general account as a remittance of remediation credits to contract owners.

Annuity payments represent transfers to the general account at the time of contract annuitization which are used to establish the fixed payout account from which future annuity payments are distributed under the terms of the contracts.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contracts, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment account.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

A121

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Pruco Life Insurance Company of New Jersey and
the Contract Owners of Pruco Life of New Jersey Flexible Premium Variable Annuity Account

Opinions on the Financial Statements
We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio (Class I) (1)	AST Bond Portfolio 2020 (3)
Prudential Diversified Bond Portfolio (1)	AST Jennison Large-Cap Growth Portfolio (1)
Prudential Equity Portfolio (Class I) (1)	AST Bond Portfolio 2021 (1)
Prudential Value Portfolio (Class I) (1)	Wells Fargo VT International Equity Fund (Class 1) (1)
Prudential High Yield Bond Portfolio (1)	Wells Fargo VT Omega Growth Fund (Class 1) (1)
Prudential Stock Index Portfolio (1)	AST Bond Portfolio 2022 (1)
Prudential Global Portfolio (1)	AST Quantitative Modeling Portfolio (1)
Prudential Jennison Portfolio (Class I) (1)	AST BlackRock Global Strategies Portfolio (1)
Prudential Small Capitalization Stock Portfolio (1)	Wells Fargo VT Opportunity Fund (Class 1) (1)
T. Rowe Price International Stock Portfolio (1)	AST Prudential Core Bond Portfolio (1)
T. Rowe Price Equity Income Portfolio (Equity Income Class) (1)	AST Bond Portfolio 2023 (1)
Invesco V.I. Core Equity Fund (Series I) (1)	AST MFS Growth Allocation Portfolio (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	AST Western Asset Emerging Markets Debt Portfolio (1)
Janus Henderson VIT Overseas Portfolio (Institutional Shares) (1)	AST MFS Large-Cap Value Portfolio (1)
MFS® Research Series (Initial Class) (1)	AST Bond Portfolio 2024 (1)
MFS® Growth Series (Initial Class) (1)	AST AQR Emerging Markets Equity Portfolio (4)
American Century VP Value Fund (Class I) (1)	AST ClearBridge Dividend Growth Portfolio (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	AST Multi-Sector Fixed Income Portfolio (1)
Prudential Jennison 20/20 Focus Portfolio (Class I) (1)	AST AQR Large-Cap Portfolio (4)
Davis Value Portfolio (1)	AST Large-Cap Core Portfolio (1)
AB VPS Large Cap Growth Portfolio (Class B) (1)	AST Bond Portfolio 2025 (1)
Prudential SP Small Cap Value Portfolio (Class I) (1)	AST T. Rowe Price Growth Opportunities Portfolio (1)
Janus Henderson VIT Research Portfolio (Service Shares) (1)	AST Goldman Sachs Global Growth Allocation Portfolio (5)
SP Prudential U.S. Emerging Growth Portfolio (Class I) (1)	AST T. Rowe Price Diversified Real Growth Portfolio (1)
Prudential SP International Growth Portfolio (Class I) (1)	AST Prudential Flexible Multi-Strategy Portfolio (1)
AST Cohen & Steers Realty Portfolio (1)	AST Franklin Templeton K2 Global Absolute Return Portfolio (5)
AST J.P. Morgan Strategic Opportunities Portfolio (1)	AST Managed Equity Portfolio (5)
AST T. Rowe Price Large-Cap Value Portfolio (1)	AST Managed Fixed Income Portfolio (5)
AST High Yield Portfolio (1)	AST FQ Absolute Return Currency Portfolio (4)
AST Small-Cap Growth Opportunities Portfolio (1)	AST Jennison Global Infrastructure Portfolio (4)
AST WEDGE Capital Mid-Cap Value Portfolio (1)	AST PIMCO Dynamic Bond Portfolio (2)
AST Small-Cap Value Portfolio (1)	AST Legg Mason Diversified Growth Portfolio (1)
AST Mid-Cap Growth Portfolio (1)	AST Bond Portfolio 2026 (1)
AST Hotchkis & Wiley Large-Cap Value Portfolio (1)	AST AB Global Bond Portfolio (2)
AST Loomis Sayles Large-Cap Growth Portfolio (1)	AST Goldman Sachs Global Income Portfolio (2)
AST MFS Growth Portfolio (1)	AST Global Bond Portfolio (1)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio (1)	AST Neuberger Berman Long/Short Portfolio (4)
AST BlackRock Low Duration Bond Portfolio (1)	AST QMA International Core Equity Portfolio (1)
AST QMA US Equity Alpha Portfolio (1)	AST Managed Alternatives Portfolio (5)
AST T. Rowe Price Natural Resources Portfolio (1)	Blackrock Global Allocation V.I. Fund (Class III) (1)
AST T. Rowe Price Asset Allocation Portfolio (1)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2) (1)
AST MFS Global Equity Portfolio (1)	AST Bond Portfolio 2027 (1)
AST J.P. Morgan International Equity Portfolio (1)	NVIT Emerging Markets Fund (Class D) (1)
A122

AST Templeton Global Bond Portfolio (2)	AST Bond Portfolio 2028 (1)
AST Wellington Management Hedged Equity Portfolio (1)	AST Bond Portfolio 2029 (1)
AST Capital Growth Asset Allocation Portfolio (1)	AST American Funds Growth Allocation Portfolio (1)
AST Academic Strategies Asset Allocation Portfolio (1)	AST Bond Portfolio 2030 (1)
AST Balanced Asset Allocation Portfolio (1)	AST BlackRock 80/20 Target Allocation ETF Portfolio (1)
AST Preservation Asset Allocation Portfolio (1)	AST BlackRock 60/40 Target Allocation ETF Portfolio (1)
AST Fidelity Institutional AM℠ Quantitative Portfolio (1)	AST Dimensional Global Core Allocation Portfolio (1)
AST Prudential Growth Allocation Portfolio (1)	AST Bond Portfolio 2031 (6)
AST Advanced Strategies Portfolio (1)	MFS® International Growth Portfolio (Service Shares) (7)
AST T. Rowe Price Large-Cap Growth Portfolio (1)	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares) (7)
AST Government Money Market Portfolio (1)	MFS® Technology Portfolio (Service Shares) (7)
AST Small-Cap Growth Portfolio (1)	MFS® Mid Cap Growth Series (Service Shares) (7)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	MFS® New Discovery Series (Service Shares) (7)
AST International Value Portfolio (1)	MFS® Research Series (Service Shares) (7)
AST International Growth Portfolio (1)	MFS® Total Return Bond Series (Service Shares) (7)
AST Investment Grade Bond Portfolio (1)	MFS® Total Return Series (Service Shares) (7)
AST Western Asset Core Plus Bond Portfolio (1)	MFS® Utilities Series (Service Shares) (7)
AST Cohen & Steers Global Realty Portfolio (1)	American Funds IS Asset Allocation Fund (Class 4) (8)
AST Emerging Markets Equity Portfolio (1)	American Funds IS Blue Chip Income and Growth Fund (Class 4) (8)
AST Goldman Sachs Small-Cap Value Portfolio (1)	American Funds IS Bond Fund (Class 4) (8)
AST AllianzGI World Trends Portfolio (1)	American Funds IS Global Growth and Income Fund (Class 4) (8)
AST J.P. Morgan Global Thematic Portfolio (1)	American Funds IS Global Small Capitalization Fund (Class 4) (8)
AST Goldman Sachs Multi-Asset Portfolio (1)	American Funds IS Growth Fund (Class 4) (8)
ProFund VP Consumer Services (1)	American Funds IS Growth-Income Fund (Class 4) (8)
ProFund VP Consumer Goods (1)	American Funds IS International Fund (Class 4) (8)
ProFund VP Financials (1)	American Funds IS New World Fund® (Class 4) (8)
ProFund VP Health Care (1)	BlackRock Advantage Large Cap Core V.I. Fund (Class III) (8)
ProFund VP Industrials (1)	BlackRock Advantage Large Cap Value V.I. Fund (Class III) (8)
ProFund VP Mid-Cap Growth (1)	BlackRock Capital Appreciation V.I. Fund (Class III) (8)
ProFund VP Mid-Cap Value (1)	BlackRock Equity Dividend V.I. Fund (Class III) (8)
ProFund VP Real Estate (1)	BlackRock Large Cap Focus Growth V.I. Fund (Class III) (8)
ProFund VP Small-Cap Growth (1)	Fidelity® VIP Balanced Portfolio (Service Class 2) (8)
ProFund VP Small-Cap Value (1)	Fidelity® VIP Contrafund® Portfolio (Service Class 2) (8)
ProFund VP Telecommunications (1)	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2) (8)
ProFund VP Utilities (1)	Fidelity® VIP Health Care Portfolio (Service Class 2) (8)
ProFund VP Large-Cap Growth (1)	BlackRock Basic Value V.I. Fund (Class III) (8)
ProFund VP Large-Cap Value (1)

(1) Statement of net assets as of December 31, 2020, statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019.

(2) Statement of net assets as of November 13, 2020 (date of merger), statement of operations for the period January 1, 2020 to November 13, 2020 and statement of changes in net assets for the period January 1, 2020 to November 13, 2020 and for the year ended December 31, 2019.

(3) Statement of net assets as of December 31, 2020 (date of liquidation), statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019.

(4) Statement of net assets as of August 14, 2020 (date of merger), statement of operations for the period January 1, 2020 to August 14, 2020 and statement of changes in net assets for the period January 1, 2020 to August 14, 2020 and for the year ended December 31, 2019.

(5) Statement of net assets as of April 24, 2020 (date of merger), statement of operations for the period January 1, 2020 to April 24, 2020 and statement of changes in net assets for the period January 1, 2020 to April 24, 2020 and for the year ended December 31, 2019.

(6) Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period January 2, 2020 (commencement of operations) to December 31, 2020.

(7) Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period April 27, 2020 (commencement of operations) to December 31, 2020.

(8) Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period August 17, 2020 (commencement of operations) to December 31, 2020.

A123

Basis for Opinions

These financial statements are the responsibility of the Pruco Life Insurance Company of New Jersey management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York
April 7, 2021

We have served as the auditor of one or more of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account since 1996.
A124

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company of New Jersey (the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2020, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2020.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 19, 2021

Pruco Life Insurance Company of New Jersey
Statements of Financial Position
December 31, 2020 and 2019 (in thousands, except share amounts)

	December 31, 2020	December 31, 2019
ASSETS
Fixed maturities, available-for-sale, at fair value (allowance for credit losses: 2020-$0) (amortized cost: 2020 – $1,635,870; 2019 – $1,437,796)	$1,894,195	$1,550,096
Fixed maturities, trading, at fair value (amortized cost: 2020 – $17,718; 2019 – $14,221)	19,269	13,700
Equity securities, at fair value (cost: 2020 – $4,660; 2019 – $5,139)	6,218	7,512
Policy loans	212,163	211,986
Commercial mortgage and other loans (net of $440 and $165 allowance for credit losses at December 31, 2020 and December 31, 2019, respectively)(1)	133,115	143,098
Other invested assets (includes $17,581 and $24,726 measured at fair value at December 31, 2020 and 2019, respectively)	97,509	89,536
Total investments	2,362,469	2,015,928
Cash and cash equivalents	68,527	55,924
Deferred policy acquisition costs	224,425	178,813
Accrued investment income	21,248	19,539
Reinsurance recoverables	3,860,612	3,200,642
Receivables from parent and affiliates	31,061	32,820
Income taxes receivable	0	6,268
Other assets	23,007	21,203
Separate account assets	17,117,510	15,904,208
TOTAL ASSETS	$23,708,859	$21,435,345
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	2,976,575	2,302,959
Policyholders' account balances	2,532,766	2,424,120
Cash collateral for loaned securities	2,725	2,481
Income taxes payable(1)	10,821	0
Short-term debt to affiliates	0	89
Payables to parent and affiliates	16,250	24,958
Other liabilities(1)	187,620	140,628
Separate account liabilities	17,117,510	15,904,208
Total liabilities	$22,844,267	$20,799,443
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 14)
EQUITY
Common stock ($5 par value; 400,000 shares authorized; issued and outstanding)	2,000	2,000
Additional paid-in capital	348,735	268,021
Retained earnings	328,450	280,246
Accumulated other comprehensive income (loss)	185,407	85,635
Total equity	864,592	635,902
TOTAL LIABILITIES AND EQUITY	$23,708,859	$21,435,345
(1)December 31, 2020 amounts include the impacts of the January 1, 2020 adoption of ASU 2016-13. See Note 2 for details.
See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Operations and Comprehensive Income
Years Ended December 31, 2020, 2019 and 2018 (in thousands)

	2020	2019	2018
REVENUES
Premiums	$21,660	$12,931	$13,007
Policy charges and fee income	74,202	65,735	62,567
Net investment income	82,995	76,788	67,811
Asset administration fees	6,744	5,844	5,356
Other income	6,365	4,622	1,004
Realized investment gains (losses), net	1,871	(17,388)	(9,273)
TOTAL REVENUES	193,837	148,532	140,472
BENEFITS AND EXPENSES
Policyholders’ benefits	41,887	25,613	19,829
Interest credited to policyholders’ account balances	44,096	37,746	35,936
Amortization of deferred policy acquisition costs	18,119	14,850	15,972
General, administrative and other expenses	47,703	36,980	37,507
TOTAL BENEFITS AND EXPENSES	151,805	115,189	109,244
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	42,032	33,343	31,228
Income tax expense (benefit)	(6,339)	(3,412)	(53)
NET INCOME (LOSS)	$48,371	$36,755	$31,281
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	250	10	(1,187)
Net unrealized investment gains (losses)	126,043	126,575	(67,692)
Total	126,293	126,585	(68,879)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	26,521	26,583	(14,464)
Other comprehensive income (loss), net of taxes	99,772	100,002	(54,415)
Comprehensive income (loss)	$148,143	$136,757	$(23,134)

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Equity
Years Ended December 31, 2020, 2019 and 2018 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2017	$2,000	$211,961	$218,067	$34,330	$466,358
Cumulative effect of adoption of ASU 2016-01			372	(175)	197
Cumulative effect of adoption of ASU 2018-02			(5,893)	5,893
Contributed capital		1,300			1,300
Contributed (distributed) capital- parent/child asset transfers		0			0
Comprehensive income:
Net income (loss)			31,281		31,281
Other comprehensive income (loss), net of tax				(54,415)	(54,415)
Total comprehensive income (loss)					(23,134)
Balance, December 31, 2018	2,000	213,261	243,827	(14,367)	444,721
Cumulative effect of adoption of accounting changes(1)			(336)		(336)
Contributed capital		59,536			59,536
Contributed (distributed) capital- parent/child asset transfers		(4,776)			(4,776)
Comprehensive income:
Net income (loss)			36,755		36,755
Other comprehensive income (loss), net of tax				100,002	100,002
Total comprehensive income (loss)					136,757
Balance, December 31, 2019	2,000	268,021	280,246	85,635	635,902
Cumulative effect of adoption of accounting changes(2)			(167)		(167)
Contributed capital		85,112			85,112
Contributed (distributed) capital- parent/child asset transfers		(4,398)			(4,398)
Comprehensive income:
Net income (loss)			48,371		48,371
Other comprehensive income (loss), net of tax				99,772	99,772
Total comprehensive income (loss)					148,143
Balance, December 31, 2020	$2,000	$348,735	$328,450	$185,407	$864,592
(1)Includes the impact from the adoption of ASU 2017-08 and 2017-12.
(2)Includes the impact from the adoption of ASU 2016-13. See Note 2.

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Cash Flows
Years Ended December 31, 2020, 2019 and 2018 (in thousands)

	2020	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$48,371	$36,755	$31,281
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income(1)	(24,935)	(17,100)	(15,393)
Interest credited to policyholders’ account balances	44,096	37,746	35,936
Realized investment (gains) losses, net	(1,871)	17,388	9,273
Amortization and other non-cash items	(16,951)	(10,762)	(7,850)
Change in:
Future policy benefits	289,417	256,062	201,654
Reinsurance recoverables	(272,450)	(246,914)	(209,954)
Accrued investment income	(1,709)	(1,775)	(1,184)
Net payables to/receivables from parent and affiliates	(8,567)	5,723	856
Deferred policy acquisition costs	(58,425)	(24,349)	(14,771)
Income taxes	(8,215)	(12,357)	(4,963)
Derivatives, net	5,305	1,194	(4,777)
Other, net	7,484	(3,014)	21,047
Cash flows from (used in) operating activities	1,550	38,597	41,155
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	60,422	72,095	73,692
Equity securities	3,591	3,353	1,939
Policy loans	26,439	27,022	23,009
Ceded policy loans	(1,434)	(1,576)	(1,990)
Commercial mortgage and other loans	14,559	9,788	4,209
Other invested assets	1,908	1,679	2,502
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(181,796)	(166,382)	(167,311)
Fixed maturities, trading	(3,497)	(6,776)	0
Equity securities	(2)	(50)	(2,002)
Policy loans	(19,774)	(24,529)	(28,537)
Ceded policy loans	3,602	2,337	2,734
Commercial mortgage and other loans	(3,978)	(33,817)	(1,595)
Other invested assets	(11,046)	(16,980)	(7,186)
Notes receivable from parent and affiliates, net	1,391	6,362	455
Derivatives, net	505	(561)	161
Other, net	149	(410)	(282)
Cash flows from (used in) investing activities	(108,961)	(128,445)	(100,202)

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	529,874	553,804	555,153
Ceded policyholders’ account deposits	(347,786)	(342,648)	(337,536)
Policyholders’ account withdrawals	(327,130)	(342,230)	(311,159)
Ceded policyholders’ account withdrawals	248,680	224,910	187,237
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	244	(221)	(12,505)
Contributed (distributed) capital - parent/child asset transfers	(165)	0	0
Net change in financing arrangements (maturities 90 days or less)	(89)	89	0
Drafts outstanding	9,111	(9,040)	10,067
Other, net(1)	7,275	(9,333)	(6,387)
Cash flows from (used in) financing activities	120,014	75,331	84,870
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	12,603	(14,517)	25,823
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	55,924	70,441	44,618
CASH AND CASH EQUIVALENTS, END OF YEAR	$68,527	$55,924	$70,441
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$1,880	$8,946	$4,910
Interest paid	$18	$100	$5
(1) Prior period amounts have been revised to correct an error. See Note 16 for details.
Significant Non-Cash Transactions
For the years ended December 31, 2020 and 2019, the Company received $85 million and $60 million, respectively, of non-cash assets from its parent, Pruco Life Insurance Company. See Note 13 for additional information. There were no significant non-cash transactions for the year ended December 31, 2018.

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey (“PLNJ”) is a wholly-owned subsidiary of Pruco Life Insurance Company (“Pruco Life”), which in turn is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). Prudential Insurance is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only, and sells such products primarily through affiliated and unaffiliated distributors.

Basis of Presentation

The Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition cost ("DAC") and related amortization; policyholders' account balances related to the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products; valuation of investments including derivatives, measurement of allowance for credit losses, and the recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

COVID-19

Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets, and has adversely impacted, and may continue to adversely impact, the Company’s results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in the Company’s financial statements in the areas of, among others, i) investments: increased risk of loss on the Company's investments due to default or deterioration in credit quality or value; and ii) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality and policyholder behavior which are reflected in the Company's insurance liabilities and certain related balances (e.g., DAC, etc.). The Company cannot predict what impact the COVID-19 pandemic will ultimately have on the global economy, markets or its businesses.

Revision to Prior Period Financial Statements

The Company identified an error in the presentation of certain cash flow activity related to policyholders' account balances that impacted several line items within previously issued Statements of Cash Flows. Prior period amounts have been revised in the financial statements to correct this error. Management evaluated these adjustments and concluded they were not material to any previously reported quarterly or annual financial statements. See Note 16 for a more detailed description of the revision and for comparisons of amounts previously reported to the revised amounts.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

ASSETS

Fixed maturities, available-for-sale, at fair value ("AFS debt securities") includes bonds, notes and redeemable preferred stock that are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

AFS debt securities, where fair value is below amortized cost, are reviewed quarterly to determine whether the amortized cost basis of the security is recoverable. For mortgage-backed and asset-backed AFS debt securities, a credit impairment will be recognized to the extent the amortized cost exceeds the net present value of projected future cash flows (the “net present value”) for the security. For all other AFS debt securities, qualitative factors are first considered including, but not limited to, the extent of the decline and the reasons for the decline in value (e.g., credit events, currency or interest-rate related, including general credit spread widening), and the financial condition of the issuer. If analysis of these qualitative factors results in the security needing to be impaired, the credit impairment will be measured as the extent to which the amortized cost exceeds the net present value. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the AFS debt security at the date of acquisition.

Credit impairment is recognized as an allowance for credit losses and reported in “Realized investment gains (losses), net.” Once the Company has deemed all or a portion of the amortized cost uncollectible, the allowance is removed from the balance sheet by writing down the amortized cost basis of the AFS debt security.

The Company adopted Accounting Standards Update ("ASU") 2016-13, and related ASUs, effective January 1, 2020. See “Recent Accounting Pronouncements” in this Note for additional information about the adoption. Prior to the adoption of ASU 2016-13, credit impairments were recognized as a direct write down to the cost basis of the security.

Interest income, including amortization of premium and accretion of discount, are included in “Net investment income” under the effective yield method. Prepayment premiums are also included in “Net investment income.”

For high credit quality mortgage-backed and asset-backed AFS debt securities (those rated AA or above), the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method.

For mortgage-backed and asset-backed AFS debt securities rated below AA, the effective yield is adjusted prospectively for any changes in the estimated timing and amount of cash flows unless the investment is purchased with credit deterioration or an allowance is currently recorded for the respective security. If an investment is impaired, any changes in the estimated timing and amount of cash flows will be recorded as the credit impairment, as opposed to a yield adjustment. If the asset is purchased with credit deterioration (or previously impaired) the effective yield will be adjusted if there are favorable changes in cash flows subsequent to the allowance being reduced to zero. Prior to the adoption of ASU 2016-13, the effective yield was adjusted prospectively unless an impairment was recorded in the current period.

For mortgage-backed and asset-backed AFS debt securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. These assumptions can significantly impact income recognition and the amount of impairment recognized in earnings and other comprehensive income (loss) (“OCI”). The payment priority of the respective security is also considered. For all other AFS debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The Company may use the estimated fair value of collateral, if any, as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an allowance for losses is recognized in earnings for the difference between amortized cost and the net present value and is limited to the difference between amortized cost and fair value of the AFS debt security. Any difference between the fair value and the net present value of the debt security at the impairment measurement date remains in OCI. Changes in the allowance for losses are reported in “Realized investment gains (losses), net.”

When an AFS debt security’s fair value is below amortized cost and (1) the Company has the intent to sell the AFS debt security, or (2) it is more likely than not the Company will be required to sell the AFS debt security before its anticipated recovery, the amortized cost basis of the AFS debt security is written down to fair value and any previously recognized allowance is reversed. The impairment is reported in “Realized investment gains (losses), net.”

The associated unrealized gains and losses, net of tax, and the effect on DAC, deferred sales inducements ("DSI"), future policy benefits and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). Each of these balances is discussed in greater detail below.

Fixed maturities, trading, at fair value consists of fixed maturities that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and interest and dividend income from these investments is reported in “Net investment income”.

Equity securities, at fair value is comprised of common stock and mutual fund shares that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and dividend income is reported in “Net investment income” on the ex-dividend date.

Effective January 1, 2018, the Company adopted ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities using a modified retrospective method. Adoption of this ASU impacted the Company’s accounting and presentation related to equity investments. The most significant impact is that the changes in fair value of equity securities previously classified as “available-for-sale” are reported in net income within “Other income” in the Statements of Operations. The impact of this standard resulted in an increase to retained earnings of $372 thousand, a reduction to AOCI of $175 thousand, and an increase to equity of $197 thousand upon adoption on January 1, 2018.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of the current expected credit loss ("CECL") allowance. Certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans, and certain unfunded mortgage loan commitments where the Company cannot unconditionally cancel the commitment) are also subject to a CECL allowance. See Note 14 for additional information.

Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income.”

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The CECL allowance represents the Company’s best estimate of expected credit losses over the remaining life of the assets or off-balance sheet credit exposures. The determination of the allowance considers historical credit loss experience, current conditions, and reasonable and supportable forecasts. Prior to the adoption of ASU 2016-13, the allowance was based upon credit losses that were probable of occurring for recognized loans, not an estimate of credit losses that may occur over the remaining life of the asset.

The allowance is calculated separately for commercial mortgage loans, agricultural mortgage loans, other collateralized, and uncollateralized loans. For commercial mortgage and agricultural mortgage loans, the allowance is calculated using an internally developed CECL model.

Key inputs to the CECL model include unpaid principal balances, internal credit ratings, annual expected loss factors, average lives of the loans adjusted for prepayment considerations, current and historical interest rate assumptions, and other factors influencing the Company’s view of the current stage of the economic cycle and future economic conditions. Subjective considerations include a review of whether historical loss experience is representative of current market conditions and the Company’s view of the credit cycle. Model assumptions and factors are reviewed and updated as appropriate. Information about certain key inputs is detailed below.

Key factors in determining the internal credit ratings for commercial mortgage and agricultural mortgage loans include loan-to-value and debt-service-coverage ratios. Other factors include amortization, loan term, and estimated market value growth rate and volatility for the property type and region. The loan-to-value ratio compares the carrying amount of the loan to the fair value of the underlying property or properties collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the carrying amount of the loan exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the carrying amount of the loan. The debt service coverage ratio is a property’s net operating income as a percentage of its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Annual expected loss rates are based on historical default and loss experience factors. Using average lives, the annual expected loss rates are converted into life-of-loan loss expectations.

When individual loans no longer have the credit risk characteristics of the commercial or agricultural mortgage loan pools, they are removed from the pools and are evaluated individually for an allowance. The allowance is determined based on the outstanding loan balance less the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent.

The CECL allowance on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. The change in allowance is reported in “Realized investment gains (losses), net.” As it relates to unfunded commitments that are in scope of this guidance, the CECL allowance is reported in “Other liabilities,” and the change in the allowance is reported in “Realized investment gains (losses), net.”

The CECL allowance for other collateralized and uncollateralized loans (e.g., corporate loans) carried at amortized cost is determined based on probability of default and loss given default assumptions by sector, credit quality and average lives of the loans. Additions to or releases of the allowance are reported in “Realized investment gains (losses), net.”

Once the Company has deemed a portion of the amortized costs to be uncollectible, the uncollectible portion of allowance is removed from the balance sheet by writing down the amortized cost basis of the loan. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Interest received on loans that are past due is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged against interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a TDR. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a TDR as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a TDR. When there is a reasonable expectation that the Company will execute a TDR, all effects of the potential restructuring are considered for the estimation of the CECL allowance.

When a loan is modified in a TDR, the CECL allowance of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance is adjusted accordingly. The loan will be evaluated to determine whether the loan no longer has similar credit risk characteristics of the commercial or agricultural mortgage loan pools and need to be evaluated for an allowance on an individual basis. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loan.

In a TDR where the Company receives assets in full satisfaction of the debt, any CECL allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for credit impairment based on the CECL allowance process noted above.

Other invested assets consist of the Company’s non-coupon investments in limited partnerships and limited liability companies ("LPs/LLCs"), other than operating joint ventures, as well as derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value with changes in fair value reported in “Other income”. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income”.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as changes to the allowance for credit losses recognized in earnings. Realized investment gains and losses also reflect fair value changes on commercial mortgage loans carried at fair value, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Deferred policy acquisition costs are costs directly related to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully acquired contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions; however, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts, and index-linked crediting features of certain universal life contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial, a United States Securities and Exchange Commission (the "SEC") registrant, and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 9. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company’s projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company’s estimate of total gross profits to reflect actual fund performance and market conditions.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third-party reinsurers, and are reported on the Statements of Financial Position net of the CECL allowance. The CECL allowance considers the credit quality of the reinsurance counterparty and is generally determined based on the probability of default and loss given default assumptions, after considering any applicable collateral arrangements. The CECL allowance does not apply to reinsurance recoverables with affiliated counterparties under common control. Additions to or releases of the allowance are reported in “Policyholders’ benefits.” Prior to the adoption of this standard, an allowance for credit losses for reinsurance recoverables was established only when it was deemed probable that a reinsurer may fail to make payments to us in a timely manner. For additional information about these arrangements see Note 9.

Other assets consist primarily of premiums due and deferred loss on reinsurance with affiliates.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Separate account assets represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, and real estate-related investments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate account assets generally accrue to the contractholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset administration fees charged to the accounts are included in “Asset administration fees.” See Note 8 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

LIABILITIES

Future policy benefits include liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 8. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no-lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 5.

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by recognizing a premium deficiency. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. If a premium deficiency is recognized, the assumptions without a provision for the risk of adverse deviation as of the premium deficiency test date are locked-in and used in subsequent valuations. The net reserves continue to be subject to premium deficiency testing. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.

Policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities. See Note 7 for additional information regarding policyholders’ account balances. Policyholders’ account balances also includes amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income.”

Income taxes receivable/payable primarily represent the net deferred tax asset or liability and the Company’s estimated taxes receivable/payable for the current year and open audit years.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 10 for a discussion of factors considered when evaluating the need for a valuation allowance.

In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allowed registrants to record provisional amounts during a 'measurement period' not to extend beyond one year. Under the relief provided by SAB 118, a company could recognize provisional amounts when it did not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 10 for a discussion of refinements to the provisional amount related to The United States Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017") included in “Income tax expense (benefit)” in 2018.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 10 for additional information regarding income taxes.

Effective January 1, 2018, the Company adopted ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (Loss), which allowed a reclassification from AOCI to retained earnings for stranded effects resulting from the Tax Act of 2017. The Company elected to apply the ASU subsequent to recording the adoption impacts of ASU 2016-01 as described above. As a result, the Company reclassified stranded effects resulting from the Tax Act of 2017 by increasing AOCI and decreasing retained earnings, each by $5.9 million upon adoption on January 1, 2018. Stranded effects unrelated to the Tax Act of 2017 are generally released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach).

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Securities sold under agreements to repurchase represent liabilities associated with securities repurchase agreements that are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income.”

Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

Other liabilities consist primarily of accrued expenses, reinsurance payables and technical overdrafts.

Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.

REVENUES AND BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.

Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium methodology.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 5 for information regarding the valuation of these embedded derivatives and Note 8 for additional information regarding these contracts.

Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

Policyholders’ account balances also includes amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 13). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Other income includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value”, and “Other invested assets” that are measured at fair value.

OTHER ACCOUNTING POLICIES

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within "Other invested assets", or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Statements of Operations line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Fixed maturities, trading, at fair value" or "Equity securities, at fair value".

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. Effective April 1, 2016, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to Prudential Insurance under a coinsurance and modified coinsurance agreement. See Note 9 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits” and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 5 and are recorded in “Realized investment gains (losses), net”.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

RECENT ACCOUNTING PRONOUNCEMENTS
Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of ASUs to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2020, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

Adoption of ASU 2016-13

The Company adopted ASU 2016-13, and related ASUs, effective January 1, 2020 using the modified retrospective method for certain financial assets carried at amortized cost and certain off-balance sheet exposures. The modified retrospective method results in a cumulative effect adjustment to opening retained earnings. The Company adopted the guidance related to fixed maturities, available-for-sale on a prospective basis.

This ASU requires the use of a new CECL model to account for expected credit losses on certain financial assets reported at amortized cost (e.g., loans held for investment, reinsurance receivables, etc.) and certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans and certain loan commitments). The guidance requires an entity to estimate lifetime credit losses related to such financial assets and credit exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect the collectability of the reported amounts. The standard also modifies the OTTI guidance for fixed maturities, available-for-sale requiring the use of an allowance rather than a direct write-down of the investment.

The impacts of this ASU on the Company’s Financial Statements primarily include (1) A Cumulative Effect Adjustment Upon Adoption; (2) Changes to the Presentation of the Statements of Financial Position and Statements of Operations; and (3) Changes to Accounting Policies. Each of these impacts is described below.

(1) Cumulative Effect Adjustment Upon Adoption

Adoption of the standard resulted in a cumulative effect adjustment to opening retained earnings in the amount of $0.2 million, primarily related to commercial mortgage and other loans. The impact of adoption is not material to the following financial statement line items: income taxes payable and other liabilities. The prospective adoption of the portions of the standard related to fixed maturities, available-for-sale resulted in no impact to opening retained earnings.

(2) Changes to the Presentation of the Statements of Financial Position and Statements of Operations

The allowance for credit losses is presented parenthetically on relevant line items in the Statements of Financial Position. In the Statements of Operations, realized investment gains (losses), net are presented on one line item and will no longer reflect the breakout of OTTI on fixed maturity securities; OTTI on fixed maturity securities transferred to OCI; and other realized investment gains (losses), net. The presentation of this detail in prior periods is immaterial.

(3) Changes to Accounting Policies

The narrative description of our significant accounting policies at the beginning of this Note reflects our policies as of December 31, 2020, including the policies associated with the adoption of ASU 2016-13.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Other ASUs adopted during the year ended December 31, 2020

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting	This ASU provides optional relief for certain contracts impacted by reference rate reform. The standard permits an entity to consider contract modification due to reference rate reform to be an event that does not require contract remeasurement at the modification date or reassessment of a previous accounting determination. The ASU also temporarily (until December 31, 2022) allows hedge relationships to continue without de-designation upon changes due to reference rate reform.	March 12, 2020 to December 31, 2022 using the prospective method.	This ASU did not have a significant impact on the Company’s Financial Statements and Notes to the Financial Statements.
The Company made the election under ASU 2020-04 for all applicable contracts as they converted from the current reference rate to the new reference rate.

ASU issued but not yet adopted as of December 31, 2020 — ASU 2018-12

ASU 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018 and is expected to have a significant impact on the Financial Statements and Notes to the Financial Statements. In October 2019, the FASB issued ASU 2019-09, Financial Services - Insurance (Topic 944): Effective Date to affirm its decision to defer the effective date of ASU 2018-12 to January 1, 2022 (with early adoption permitted), representing a one year extension from the original effective date of January 1, 2021. As a result of the COVID-19 pandemic, in November 2020 the FASB issued ASU 2020-11, Financial Services—Insurance (Topic 944): Effective Date and Early Application to defer for an additional one year the effective date of ASU 2018-12 from January 1, 2022 to January 1, 2023, and to provide transition relief to facilitate the early adoption of the ASU. The transition relief would allow large calendar-year public companies that early adopt ASU 2018-12 to apply the guidance either as of January 1, 2020 or January 1, 2021 (and record transition adjustments as of January 1, 2020 or January 1, 2021, respectively) in the 2022 financial statements. Companies that do not early adopt ASU 2018-12 would apply the guidance as of January 1, 2021 (and record transition adjustments as of January 1, 2021) in the 2023 financial statements. The Company currently intends to adopt ASU 2018-12 effective January 1, 2023. ASU 2018-12 will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. Outlined below are four key areas of change, although there are other less significant changes not noted below. In addition to the impacts to the balance sheet upon adoption, the Company also expects an impact to how earnings emerge thereafter.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters
Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Statements of Operations.	An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) a full retrospective transition method.	The options for method of adoption and the impacts of such methods are under assessment.
Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield, which will be updated each quarter with the impact recorded through OCI. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the discount rate assumptions.	As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of either the beginning of the prior year (if early adoption is elected) or the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.	Upon adoption, under either transition method, there will be an adjustment to AOCI as a result of remeasuring in-force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between discount rates locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed.
Amortization of DAC and other balances	Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.	An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its liability for future policy benefits, as described above, it is required to also use a full retrospective transition method for DAC and other balances.	The options for method of adoption and the impacts of such methods are under assessment. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.
Market Risk Benefits ("MRB")	Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value, and record MRB assets and liabilities separately on the Statements of Financial Position. Changes in fair value of market risk benefits are recorded in net income, except for the portion of the change in MRB liabilities attributable to changes in an entity’s NPR, which is recognized in OCI.	An entity shall adopt the guidance for market risk benefits using the retrospective transition method which includes a cumulative-effect adjustment on the balance sheet as of either the beginning of prior year (if early adoption is elected) or the beginning of the earliest period presented. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the market risk benefits upon adoption.	Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., guaranteed minimum death benefits ("GMDB") on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2020
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$10,638	$1,017	$0	$0	$11,655
Obligations of U.S. states and their political subdivisions	162,227	20,399	0	0	182,626
Foreign government bonds	79,318	13,347	29	0	92,636
U.S. public corporate securities	791,616	158,087	118	0	949,585
U.S. private corporate securities	222,279	23,564	225	0	245,618
Foreign public corporate securities	60,376	10,022	51	0	70,347
Foreign private corporate securities	148,103	17,892	640	0	165,355
Asset-backed securities(1)	16,535	666	12	0	17,189
Commercial mortgage-backed securities	141,564	13,854	0	0	155,418
Residential mortgage-backed securities(2)	3,214	552	0	0	3,766
Total fixed maturities, available-for-sale	$1,635,870	$259,400	$1,075	$0	$1,894,195
(1)Includes credit-tranched securities collateralized by loan obligations and education loans.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

	December 31, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$14,983	$1,032	$0	$16,015	$0
Obligations of U.S. states and their political subdivisions	123,505	10,172	0	133,677	0
Foreign government bonds	70,287	6,993	0	77,280	0
U.S. public corporate securities	627,880	70,167	527	697,520	0
U.S. private corporate securities	222,952	10,416	153	233,215	0
Foreign public corporate securities	53,115	4,958	80	57,993	0
Foreign private corporate securities	161,597	4,505	2,210	163,892	0
Asset-backed securities(1)	17,816	753	27	18,542	0
Commercial mortgage-backed securities	141,593	5,796	0	147,389	0
Residential mortgage-backed securities(2)	4,068	509	4	4,573	(50)
Total fixed maturities, available-for-sale	$1,437,796	$115,301	$3,001	$1,550,096	$(50)
(1)Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, and education loans.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $0.1 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following table sets forth the fair value and gross unrealized losses on available-for-sale fixed maturity securities without an allowance for credit losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the date indicated:

	December 31, 2020
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Foreign government bonds	$2,122	$29	$0	$0	$2,122	$29
U.S. public corporate securities	10,416	118	0	0	10,416	118
U.S. private corporate securities	9,635	225	0	0	9,635	225
Foreign public corporate securities	1,611	51	0	0	1,611	51
Foreign private corporate securities	0	0	12,017	640	12,017	640
Asset-backed securities	988	2	3,941	10	4,929	12
Residential mortgage-backed securities	0	0	0	0	0	0
Total fixed maturities, available-for-sale	$24,772	$425	$15,958	$650	$40,730	$1,075

The following table sets forth the fair value and gross unrealized losses on fixed maturity securities aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the date indicated:

	December 31, 2019
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Foreign government bonds	$0	$0	$400	$0	$400	$0
U.S. public corporate securities	16,892	190	1,073	337	17,965	527
U.S. private corporate securities	7,350	140	4,757	13	12,107	153
Foreign public corporate securities	2,054	23	2,427	57	4,481	80
Foreign private corporate securities	10,659	281	27,048	1,929	37,707	2,210
Asset-backed securities	1,488	12	2,985	15	4,473	27
Residential mortgage-backed securities	91	4	0	0	91	4
Total fixed maturities, available-for-sale	$38,534	$650	$38,690	$2,351	$77,224	$3,001

As of December 31, 2020, the gross unrealized losses on fixed maturity available-for-sale securities without an allowance were composed of $0.4 million related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $0.7 million related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2020, the $0.7 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance and consumer non-cyclical sectors.

As of December 31, 2019, the gross unrealized losses on fixed maturity securities were composed of $2.4 million related to “1” highest quality or “2” high quality securities based on the NAIC or equivalent rating and $0.6 million related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2019, the $2.4 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance, consumer non-cyclical and energy sectors.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for credit losses related to these fixed maturity securities was not warranted at December 31, 2020. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates, foreign currency exchange rate movements and the financial condition or near-term prospects of the issuer. As of December 31, 2020, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2020
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$18,747	$19,000
Due after one year through five years	200,909	214,388
Due after five years through ten years	205,745	228,272
Due after ten years	1,049,156	1,256,162
Asset-backed securities	16,535	17,189
Commercial mortgage-backed securities	141,564	155,418
Residential mortgage-backed securities	3,214	3,766
Total fixed maturities, available-for-sale	$1,635,870	$1,894,195

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.
The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on write-downs, impairments and the allowance for credit losses of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$4,085	$12,801	$3,530
Proceeds from maturities/prepayments	57,837	59,294	70,152
Gross investment gains from sales and maturities	(4)	164	172
Gross investment losses from sales and maturities	(43)	(709)	(219)
OTTI recognized in earnings(2)	N/A	(5,474)	(125)
Write-downs recognized in earnings(3)	(625)	N/A	N/A
(Addition to) release of allowance for credit losses(4)	0	N/A	N/A

(1)Includes $1.5 million, $0.0 million and $0.0 million of non-cash related proceeds due to the timing of trade settlements for the years ended December 31, 2020, 2019 and 2018, respectively.
(2)For the years ended December 31, 2019 and 2018, amounts exclude the portion of OTTI amounts remaining in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.
(3)For the year ended December 31, 2020, amounts represent write-downs on credit adverse securities, write-downs on securities approaching maturity related to foreign exchange movements and securities actively marketed for sale.
(4)Effective January 1, 2020, credit losses on available-for-sale fixed maturity securities are recorded within the "allowance for credit losses."

For the year ended December 31, 2020, there was no activity in the allowance for credit losses for fixed maturity securities.

See Note 2 for additional information about the Company's methodology for developing our allowance and expected losses.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The Company did not have any fixed maturity securities purchased with credit deterioration, as of December 31, 2020.
Equity Securities
The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income,” was $(0.8) million, $0.6 million and $(1.0) million during the years ended December 31, 2020, 2019 and 2018, respectively.
Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2020		December 31, 2019
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$46,755	35.0%	$47,568	33.2%
Hospitality	14,031	10.5	14,266	10.0
Industrial	13,936	10.4	18,907	13.2
Office	23,649	17.7	24,035	16.7
Other	16,929	12.7	18,853	13.2
Retail	15,857	11.9	16,174	11.3
Total commercial mortgage loans	131,157	98.2	139,803	97.6
Agricultural property loans	2,398	1.8	3,460	2.4
Total commercial mortgage and agricultural property loans	133,555	100.0%	143,263	100.0%
Allowance for credit losses	(440)		(165)
Total net commercial mortgage and agricultural property loans	$133,115		$143,098

As of December 31, 2020, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in New York (14%), Florida (10%), Illinois (9%) and Texas (9%)) and included loans secured by properties in Europe (11%).

The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2017	$179	$1	$180
Addition to (release of) allowance for credit losses	(29)	0	(29)
Balance at December 31, 2018	$150	$1	$151
Addition to (release of) allowance for credit losses	14	0	14
Balance at December 31, 2019	$164	$1	$165
Cumulative effect of adoption of ASU 2016-13	204	0	204
Addition to (release of) allowance for expected losses	72	(1)	71
Balance at December 31, 2020	$440	$0	$440
See Note 2 for additional information about the Company's methodology for developing our allowance and expected losses.
For the year ended December 31, 2020, the increase in the allowance for credit losses on commercial mortgage and other loans was primarily related to the cumulative effect of adoption of ASU 2016-13.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following tables set forth key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2020
	Amortized Cost by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in thousands)
Commercial Mortgage Loans
Loan-to-Value Ratio:
0%-59.99%	$0	$6,285	$0	$6,349	$9,731	$45,261	$67,626
60%-69.99%	2,198	27,970	1,478	5,381	3,191	18,533	58,751
70%-79.99%	0	1,870	0	0	0	1,931	3,801
80% or greater	0	0	0	979	0	0	979
Total	$2,198	$36,125	$1,478	$12,709	$12,922	$65,725	$131,157
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$2,198	$31,751	$1,478	$11,730	$11,872	$60,499	$119,528
1.0 - 1.2x	0	3,364	0	979	1,050	5,226	10,619
Less than 1.0x	0	1,010	0	0	0	0	1,010
Total	$2,198	$36,125	$1,478	$12,709	$12,922	$65,725	$131,157
Agricultural Property Loans
Loan-to-Value Ratio:
0%-59.99%	$0	$0	$0	$0	$0	$2,398	$2,398
60%-69.99%	0	0	0	0	0	0	0
70%-79.99%	0	0	0	0	0	0	0
80% or greater	0	0	0	0	0	0	0
Total	$0	$0	$0	$0	$0	$2,398	$2,398
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$0	$0	$0	$0	$0	$2,398	$2,398
1.0 - 1.2x	0	0	0	0	0	0	0
Less than 1.0x	0	0	0	0	0	0	0
Total	$0	$0	$0	$0	$0	$2,398	$2,398

Commercial mortgage loans
	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$89,855	$1,131	$0	$90,986
60%-69.99%	42,726	1,877	0	44,603
70%-79.99%	2,695	1,519	0	4,214
80% or greater	0	0	0	0
Total commercial mortgage loans	$135,276	$4,527	$0	$139,803

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Agricultural property loans
	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$3,460	$0	$0	$3,460
60%-69.99%	0	0	0	0
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$3,460	$0	$0	$3,460

See Note 2 for additional information about the Company’s commercial mortgage and other loans credit quality monitoring process.

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2020
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$131,157	$0	$0	$0	$131,157	$0
Agricultural property loans	2,398	0	0	0	2,398	0
Total	$133,555	$0	$0	$0	$133,555	$0

(1)As of December 31, 2020, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

	December 31, 2019
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$139,803	$0	$0	$0	$139,803	$0
Agricultural property loans	3,460	0	0	0	3,460	0
Total	$143,263	$0	$0	$0	$143,263	$0

(1)As of December 31, 2019, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

There were no loans on non-accrual status as of December 31, 2020. Loans that were in non-accrual status did not recognize interest income for the year ended December 31, 2020.

The Company did not have any commercial mortgage and other loans purchased with credit deterioration, as of December 31, 2020.

For both the years ended December 31, 2020 and 2019, there were no commercial mortgage and other loans acquired, other than those through direct origination, and there were no commercial mortgage and other loans sold.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Other Invested Assets
The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2020	2019
	(in thousands)
Company's investment in separate accounts	$3,269	$3,418
LPs/LLCs:
Equity method:
Private equity	38,261	26,609
Hedge funds	33,773	30,629
Real estate-related	4,625	4,154
Subtotal equity method	76,659	61,392
Fair value:
Private equity	590	774
Hedge funds	69	78
Real estate-related	2,141	2,490
Subtotal fair value	2,800	3,342
Total LPs/LLCs	79,459	64,734
Derivative instruments	14,781	21,384
Total other invested assets	$97,509	$89,536

Equity Method Investments

The following tables set forth summarized combined financial information for significant LP/LLC interests accounted for under the equity method. Changes between periods in the tables below reflect changes in the activities within the LPs/LLCs, as well as changes in the Company’s level of investment in such entities.

	December 31,
	2020	2019
	(in thousands)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$1,806,040	$1,629,207
Total liabilities	$0	$0
Partners’ capital	1,806,040	1,629,207
Total liabilities and partners’ capital	$1,806,040	$1,629,207
Total liabilities and partners’ capital included above	$33,773	$30,629
Equity in LP/LLC interests not included above	42,886	30,763
Carrying value	$76,659	$61,392

(1)Amount represents gross assets of each fund where the Company has a significant investment. These assets consist primarily of investments in securities and other miscellaneous assets.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31,
	2020	2019	2018
	(in thousands)
STATEMENTS OF OPERATIONS
Total revenue(1)	$168,120	$125,685	$(511)
Total expenses	0	0	0
Net earnings (losses)	$168,120	$125,685	$(511)
Equity in net earnings (losses) included above	$3,144	$2,363	$(10)
Equity in net earnings (losses) of LP/LLC interests not included above	3,858	801	751
Total equity in net earnings (losses)	$7,002	$3,164	$741

(1)Amount represents gross revenue of each fund where the Company has a significant investment. This revenue consists of income from investments in securities and other income.

Accrued Investment Income

The following table sets forth the composition of “Accrued investment income,” as of the date indicated:

December 31, 2020
(in thousands)
Fixed maturities	$15,178
Equity securities	1
Commercial mortgage and other loans	372
Policy loans	5,688
Short-term investments and cash equivalents	9
Total accrued investment income	$21,248

There were no write-downs on accrued investment income for the year ended December 31, 2020.

Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Fixed maturities, available-for-sale	$61,250	$57,518	$52,235
Fixed maturities, trading	542	376	322
Equity securities	363	363	364
Commercial mortgage and other loans	5,485	5,130	5,006
Policy loans	11,597	11,458	11,071
Other invested assets	7,509	4,459	1,869
Short-term investments and cash equivalents	431	997	655
Gross investment income	87,177	80,301	71,522
Less: investment expenses	(4,182)	(3,513)	(3,711)
Net investment income	$82,995	$76,788	$67,811

The carrying value of non-income producing assets included $0.4 million in available-for-sale fixed maturities, as of December 31, 2020. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2020.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Fixed maturities(1)	$(672)	$(6,019)	$(172)
Commercial mortgage and other loans	(71)	(14)	29
Other invested assets	(51)	(519)	49
Derivatives	2,721	(10,839)	(9,178)
Short-term investments and cash equivalents	(56)	3	(1)
Realized investment gains (losses), net	$1,871	$(17,388)	$(9,273)
(1)Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.

Net Unrealized Gains (Losses) on Investments within AOCI
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2020	2019	2018
	(in thousands)
Fixed maturity securities, available-for-sale — with OTTI(1)	$ N/A	$51	$143
Fixed maturity securities, available-for-sale — all other(1)	N/A	112,249	(20,211)
Fixed maturity securities, available-for-sale with an allowance	0	N/A	N/A
Fixed maturity securities, available-for-sale without an allowance	258,325	N/A	N/A
Derivatives designated as cash flow hedges(2)	(2,998)	3,193	1,793
Affiliated notes	254	480	509
Other investments	143	66	145
Net unrealized gains (losses) on investments	$255,724	$116,039	$(17,621)
(1)Effective January 1, 2020, per ASU 2016-13, fixed maturity securities, available-for-sale are no longer required to be disclosed “with OTTI” and “all other.”
(2)For more information on cash flow hedges, see Note 4.

Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2020 and 2019, the Company had no repurchase agreements.
The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2020			December 31, 2019
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)
Foreign public corporate securities	$2,725	$0	$2,725	$2,481	$0	$2,481
Total cash collateral for loaned securities(1)	$2,725	$0	$2,725	$2,481	$0	$2,481
(1)The Company did not have agreements with remaining contractual maturities greater than thirty days, as of the dates indicated.
Securities Pledged, Restricted Assets and Special Deposits

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2020	2019
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$2,525	$2,427
Total securities pledged	$2,525	$2,427
Liabilities supported by the pledged collateral:
Cash collateral for loaned securities	$2,725	$2,481
Total liabilities supported by the pledged collateral	$2,725	$2,481

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of both December 31, 2020 and 2019, there was no collateral that could be sold or repledged.
As of both December 31, 2020 and 2019, there were available-for-sale fixed maturities of $0.5 million, on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DERIVATIVES AND HEDGING
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity options are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company offers certain products (for example, variable annuities and index-linked universal life), which may include guaranteed benefit features that are accounted for as embedded derivatives. Related to certain of these derivatives, the Company has entered into reinsurance agreements with an affiliate, Prudential Insurance, effective April 1, 2016. See Note 9 for additional information on the reinsurance agreements.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.
Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2020			December 31, 2019
Primary Underlying Risk/Instrument Type	Gross Notional	Fair Value		Gross Notional	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$126,806	$2,404	$(7,017)	$131,212	$4,653	$(1,504)
Total Derivatives Designated as Hedge Accounting Instruments:	$126,806	$2,404	$(7,017)	$131,212	$4,653	$(1,504)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$30,200	$4,535	$0	$32,075	$3,005	$(5)
Credit
Credit Default Swaps	713	0	(6)	0	0	0
Currency/Interest Rate
Foreign Currency Swaps	33,224	2,374	(1,650)	33,224	2,691	(579)
Foreign Currency
Foreign Currency Forwards	3,087	0	(96)	1,858	0	(36)
Equity
Equity Options	441,725	41,582	(27,350)	379,350	24,064	(10,919)
Total Derivatives Not Qualifying as Hedge Accounting Instruments	$508,949	$48,491	$(29,102)	$446,507	$29,760	$(11,539)
Total Derivatives(1)(2)	$635,755	$50,895	$(36,119)	$577,719	$34,413	$(13,043)
(1)Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $1,195 million and $761 million as of December 31, 2020 and 2019, respectively included in “Future policy benefits” and $154 million and $134 million as of December 31, 2020 and 2019, respectively included in “Policyholders’ account balances". The fair value of the related reinsurance, included in "Reinsurance recoverables" or "Other liabilities" was an asset of $1,195 million and $761 million as of December 31, 2020 and 2019, respectively.
(2)Recorded in "Other invested assets" and "Payables to parent and affiliates" on the Statements of Financial Position.

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements, that are offset in the Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2020
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$50,895	$(36,114)	$14,781	$(14,572)	$209
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$50,895	$(36,114)	$14,781	$(14,572)	$209
Offsetting of Financial Liabilities:
Derivatives(1)	$36,119	$(36,119)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$36,119	$(36,119)	$0	$0	$0

	December 31, 2019
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$34,413	$(13,029)	$21,384	$(21,384)	$0
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$34,413	$(13,029)	$21,384	$(21,384)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$13,043	$(13,043)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$13,043	$(13,043)	$0	$0	$0
(1)Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 13. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Financial Statements.

Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit and equity derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2020
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$106	$1,868	$(1,016)	$(6,191)
Total cash flow hedges	106	1,868	(1,016)	(6,191)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	1,919	0	0	0
Currency	(174)	0	0	0
Currency/Interest Rate	(894)	0	(25)	0
Credit	(88)	0	0	0
Equity	4,603	0	0	0
Embedded Derivatives	(2,751)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	2,615	0	(25)	0
Total	$2,721	$1,868	$(1,041)	$(6,191)

	Year Ended December 31, 2019
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$569	$1,693	$(418)	$1,391
Total cash flow hedges	569	1,693	(418)	1,391
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	1,393	0	0	0
Currency	38	0	0	0
Currency/Interest Rate	216	0	(9)	0
Credit	(1)	0	0	0
Equity	10,544	0	0	0
Embedded Derivatives	(23,598)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(11,408)	0	(9)	0
Total	$(10,839)	$1,693	$(427)	$1,391

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2018
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$(305)	$1,360	$638	$6,829
Total cash flow hedges	(305)	1,360	638	6,829
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(583)	0	0	0
Currency	98	0	0	0
Currency/Interest Rate	1,682	0	13	0
Credit	(2)	0	0	0
Equity	(3,793)	0	0	0
Embedded Derivatives	(6,275)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(8,873)	0	13	0
Total	$(9,178)	$1,360	$651	$6,829

(1)Net change in AOCI.

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2017	$(5,036)
Amount recorded in AOCI
Currency/Interest Rate	8,522
Total amount recorded in AOCI	8,522
Amount reclassified from AOCI to income
Currency/Interest Rate	(1,693)
Total amount reclassified from AOCI to income	(1,693)
Balance, December 31, 2018	$1,793
Cumulative-effect adjustment from the adoption of ASU 2017-12(1)	9
Amount recorded in AOCI
Currency/Interest Rate	3,235
Total amount recorded in AOCI	3,235
Amount reclassified from AOCI to income
Currency/Interest Rate	(1,844)
Total amount reclassified from AOCI to income	(1,844)
Balance, December 31, 2019	$3,193
Amount recorded in AOCI
Currency/Interest Rate	(5,233)
Total amount recorded in AOCI	(5,233)
Amount reclassified from AOCI to income
Currency/Interest Rate	(958)
Total amount reclassified from AOCI to income	(958)
Balance, December 31, 2020	$(2,998)
(1)See Note 2 for details.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The changes in fair value of cash flow hedges are deferred in AOCI and are included in “Net unrealized investment gains (losses)” in the Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2020 values, it is estimated that a pre-tax gain of $1.5 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2021.
The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.
There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.
Credit Derivatives
The Company has no exposure from credit derivative positions where it has written credit protection as of December 31, 2020 and 2019.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $0.7 million and $0 million reported as of December 31, 2020 and 2019, respectively with a fair value of $0 million for both periods.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.
5. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain cash equivalents, and certain OTC derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	December 31, 2020
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$11,655	$0	$0	$11,655
Obligations of U.S. states and their political subdivisions	0	182,626	0	0	182,626
Foreign government bonds	0	92,636	0	0	92,636
U.S. corporate public securities	0	949,585	0	0	949,585
U.S. corporate private securities	0	245,194	424	0	245,618
Foreign corporate public securities	0	70,347	0	0	70,347
Foreign corporate private securities	0	141,734	23,621	0	165,355
Asset-backed securities(2)	0	17,189	0	0	17,189
Commercial mortgage-backed securities	0	155,418	0	0	155,418
Residential mortgage-backed securities	0	3,766	0	0	3,766
Subtotal	0	1,870,150	24,045	0	1,894,195
Fixed maturities, trading	0	19,269	0	0	19,269
Equity securities	0	123	6,095	0	6,218
Cash equivalents	0	60,879	0	0	60,879
Other invested assets(3)	0	50,895	0	(36,114)	14,781
Reinsurance recoverables	0	0	1,195,469	0	1,195,469
Receivables from parent and affiliates	0	815	0	0	815
Subtotal excluding separate account assets	0	2,002,131	1,225,609	(36,114)	3,191,626
Separate account assets(4)(5)	0	15,044,796	0	0	15,044,796
Total assets	$0	$17,046,927	$1,225,609	$(36,114)	$18,236,422
Future policy benefits(6)	$0	$0	$1,195,469	$0	$1,195,469
Policyholders' account balances	0	0	153,937	0	153,937
Payables to parent and affiliates	0	36,119	0	(36,119)	0
Total liabilities	$0	$36,119	$1,349,406	$(36,119)	$1,349,406

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2019
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$16,015	$0	$0	$16,015
Obligations of U.S. states and their political subdivisions	0	133,677	0	0	133,677
Foreign government bonds	0	77,280	0	0	77,280
U.S. corporate public securities	0	697,520	0	0	697,520
U.S. corporate private securities	0	232,903	312	0	233,215
Foreign corporate public securities	0	57,993	0	0	57,993
Foreign corporate private securities	0	163,026	866	0	163,892
Asset-backed securities(2)	0	18,542	0	0	18,542
Commercial mortgage-backed securities	0	147,389	0	0	147,389
Residential mortgage-backed securities	0	4,573	0	0	4,573
Subtotal	0	1,548,918	1,178	0	1,550,096
Fixed maturities, trading	0	13,700	0	0	13,700
Equity securities	0	207	7,305	0	7,512
Cash equivalents	0	55,896	0	0	55,896
Other invested assets(3)	0	34,413	0	(13,029)	21,384
Reinsurance recoverables	0	0	760,558	0	760,558
Receivables from parent and affiliates	0	2,433	0	0	2,433
Subtotal excluding separate account assets	0	1,655,567	769,041	(13,029)	2,411,579
Separate account assets(4)(5)	0	13,927,275	0	0	13,927,275
Total assets	$0	$15,582,842	$769,041	$(13,029)	$16,338,854
Future policy benefits(6)	$0	$0	$760,558	$0	$760,558
Policyholders' account balances	0	0	133,793	0	133,793
Payables to parent and affiliates	0	13,043	0	(13,043)	0
Total liabilities	$0	$13,043	$894,351	$(13,043)	$894,351

(1)“Netting” amounts represent cash collateral of $0.0 million as of both December 31, 2020 and 2019, respectively.
(2)Includes credit tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(3)Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2020 and 2019, the fair values of such investments were $2.8 million and $3.3 million, respectively.
(4)Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2020 and 2019, the fair value of such investments was $2,073 million and $1,977 million respectively.
(5)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Statements of Financial Position.
(6)As of December 31, 2020, the net embedded derivative liability position of $1,195 million includes $51 million of embedded derivatives in an asset position and $1,246 million of embedded derivatives in a liability position. As of December 31, 2019, the net embedded derivative liability position of $761 million includes $60 million of embedded derivatives in an asset position and $821 million of embedded derivatives in a liability position.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2020 and 2019, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments – Derivatives are recorded at fair value either as assets within “Other invested assets”, or as liabilities within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate ("SOFR"), obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs, and these investments have primarily been classified within Level 2.
Separate Account Assets – Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables – Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance recoverables” or “Other liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future policy benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits – The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the London Inter-Bank Offered Rate ("LIBOR") swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Policyholders' Account Balances – The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain universal life products that provide the policyholders with the index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option budget for future index term periods, where the terms of index crediting rates have not yet been declared by the Company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. Since the valuation of these liabilities require the use of management’s judgment to determine these risk premiums and the use of unobservable inputs, these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity markets volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	December 31, 2020
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$24,045	Discounted cash flow	Discount rate	1.84%	6.55%	2.32%	Decrease
Reinsurance recoverables	$1,195,469	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(3)	$1,195,469	Discounted cash flow	Lapse rate(5)	1%	20%		Decrease
			Spread over LIBOR(6)	0.06%	1.17%		Decrease
			Utilization rate(7)	39%	96%		Increase
			Withdrawal rate	See table footnote (8) below.
			Mortality rate(9)	0%	15%		Decrease
			Equity volatility curve	18%	26%		Increase
Policyholders' account balances(4)	$153,937	Discounted cash flow	Lapse rate(5)	1%	6%		Decrease
			Spread over LIBOR(6)	0.06%	1.17%		Decrease
			Mortality rate(9)	0%	24%		Decrease
			Equity volatility curve	15%	30%		Increase

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2019
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Reinsurance recoverables	$760,558	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(3)	$760,558	Discounted cash flow	Lapse rate(5)	1%	18%		Decrease
			Spread over LIBOR(6)	0.10%	1.23%		Decrease
			Utilization rate(7)	43%	97%		Increase
			Withdrawal rate	See table footnote (8) below.
			Mortality rate(9)	0%	15%		Decrease
			Equity volatility curve	13%	23%		Increase
Policyholders' account balances(4)	$133,793	Discounted cash flow	Lapse rate(5)	1%	6%		Decrease
			Spread over LIBOR(6)	0.10%	1.23%		Decrease
			Mortality rate(9)	0%	24%		Decrease
			Equity volatility curve	10%	23%		Increase

(1)Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.
(2)Includes assets classified as fixed maturities available-for-sale.
(3)Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(4)Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s life products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(5)Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these embedded derivatives.
(6)The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.
(7)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.
(8)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2020 and 2019, the minimum withdrawal rate assumption is 76% and 78%, respectively. As of both December 31, 2020 and 2019, the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

(9)The range reflects the mortality rates for the vast majority of business with living benefits and other contracts, with policyholders ranging from 45 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age and duration. A mortality improvement assumption is also incorporated into the overall mortality table.
Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities - The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.
Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

	Year Ended December 31, 2020
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(2)
	(in thousands)
Fixed maturities, available-for-sale:
Corporate securities(3)	$1,178	$3,315	$0	$(860)	$0	$(22)	$0	$20,434	$0	$24,045	$3,320
Structured securities(4)	0	2	0	(2)	0	0	0	0	0	0	0
Other assets:
Equity securities	7,305	2,290	0	(3,500)	0	0	0	0	0	6,095	1,100
Reinsurance recoverables	760,558	326,083	108,828	0	0	0	0	0	0	1,195,469	349,277
Receivables from parent and affiliates	0	0	0	0	0	0	0	0	0	0	0
Liabilities:
Future policy benefits	(760,558)	(326,083)	0	0	(108,828)	0	0	0	0	(1,195,469)	(349,277)
Policyholders' account balances(5)	(133,793)	(3,200)	0	0	(16,944)	0	0	0	0	(153,937)	1,307

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2020
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)(6)
	(in thousands)
Fixed maturities, available-for-sale	$34	$0	$3,275	$8	$0	$0	$3,320
Other assets:
Equity securities	0	2,290	0	0	0	1,100	0
Reinsurance recoverables	326,083	0	0	0	349,277	0	0
Receivables from parent and affiliates	0	0	0	0	0	0	0
Liabilities:
Future policy benefits	(326,083)	0	0	0	(349,277)	0	0
Policyholders' account balances	(3,200)	0	0	0	1,307	0	0

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2019
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(2)
	(in thousands)
Fixed maturities, available-for-sale:
Corporate securities(3)	$2,882	$(2,133)	$428	$0	$0	$(638)	$0	$639	$0	$1,178	$(4,880)
Structured securities(4)	0	442	0	(10)	0	(68)	0	24,960	(25,324)	0	0
Other assets:
Equity securities	6,622	683	0	0	0	0	0	0	0	7,305	683
Reinsurance recoverables	488,825	174,913	96,820	0	0	0	0	0	0	760,558	191,215
Receivables from parent and affiliates	0	0	0	0	0	0	0	0	0	0	0
Liabilities:
Future policy benefits	(488,825)	(174,913)	0	0	(96,820)	0	0	0	0	(760,558)	(191,215)
Policyholders' account balances(5)	(1,949)	(108,588)	0	0	(23,256)	0	0	0	0	(133,793)	(107,158)

	Year Ended December 31, 2019
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(4,895)	$0	$3,018	$186	$(4,880)	$0
Other assets:
Equity securities	0	683	0	0	0	683
Reinsurance recoverables	174,913	0	0	0	191,215	0
Receivables from parent and affiliates	0	0	0	0	0	0
Liabilities:
Future policy benefits	(174,913)	0	0	0	(191,215)	0
Policyholders' account balances	(108,588)	0	0	0	(107,158)	0
The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and OCI for the year ended December 31, 2018, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2018.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2018
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$160	$0	$(3,222)	$153	$0	$0
Other assets:
Equity securities	0	(806)	0	0	0	(806)
Reinsurance recoverables	(70,180)	0	0	0	(54,376)	0
Receivables from parent and affiliates	0	0	(18)	0	0	0
Liabilities:
Future policy benefits	70,180	0	0	0	54,376	0
Policyholders' account balances	3,567	0	0	0	3,567	0

(1)Realized investment gains (losses) on future policy benefits and reinsurance recoverables primarily represent the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts.
(2)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(3)Includes U.S. corporate public, U.S. corporate private and foreign corporate private securities.
(4)Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities.
(5)Issuances and settlements for Policyholders' account balances are presented net in the rollforward.
(6)Effective January 1, 2020, the changes in unrealized gains and losses for the period included in other comprehensive income for recurring Level 3 fair value measurements held at the end of the reporting period were added prospectively due to adoption of ASU 2018-13. Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement.
Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company's Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2020
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$140,921	$140,921	$133,115
Policy loans	0	0	212,163	212,163	212,163
Cash and cash equivalents	7,648	0	0	7,648	7,648
Accrued investment income	0	21,248	0	21,248	21,248
Reinsurance recoverables	0	0	28,654	28,654	26,915
Receivables from parent and affiliates	0	30,246	0	30,246	30,246
Other assets	0	6,205	0	6,205	6,205
Total assets	$7,648	$57,699	$381,738	$447,085	$437,540
Liabilities:
Policyholders’ account balances - investment contracts	$0	$220,527	$41,341	$261,868	$260,128
Cash collateral for loaned securities	0	2,725	0	2,725	2,725
Short-term debt to affiliates	0	0	0	0	0
Payables to parent and affiliates	0	16,250	0	16,250	16,250
Other liabilities	0	50,335	0	50,335	50,335
Total liabilities	$0	$289,837	$41,341	$331,178	$329,438

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2019
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$148,855	$148,855	$143,098
Policy loans	0	0	211,986	211,986	211,986
Cash and cash equivalents	28	0	0	28	28
Accrued investment income	0	19,539	0	19,539	19,539
Reinsurance recoverables	0	0	26,400	26,400	26,286
Receivables from parent and affiliates	0	30,387	0	30,387	30,387
Other assets	0	3,071	0	3,071	3,071
Total assets	$28	$52,997	$387,241	$440,266	$434,395
Liabilities:
Policyholders’ account balances - investment contracts	$0	$192,239	$40,475	$232,714	$232,600
Cash collateral for loaned securities	0	2,481	0	2,481	2,481
Short-term debt to affiliates	0	89	0	89	89
Payables to parent and affiliates	0	24,958	0	24,958	24,958
Other liabilities	0	41,310	0	41,310	41,310
Total liabilities	$0	$261,077	$40,475	$301,552	$301,438

(1)Carrying values presented herein differ from those in the Company’s Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.
The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life, and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, unsettled trades and accounts receivable.
Reinsurance Recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements between the Company and related parties. See Note 9 for additional information about the Company's reinsurance arrangements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Short-term Debt to Affiliates
The fair value of short-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.
6. DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2020	2019	2018
	(in thousands)
Balance, beginning of year	$178,813	$165,478	$145,451
Capitalization of commissions, sales and issue expenses	76,544	39,199	30,742
Amortization-Impact of assumption and experience unlocking and true-ups	(6,688)	(5,341)	(6,328)
Amortization-All other	(11,431)	(9,509)	(9,644)
Change due to unrealized investment gains and losses	(12,813)	(11,014)	5,257
Balance, end of year	$224,425	$178,813	$165,478

7. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2020	2019
	(in thousands)
Life insurance	$1,735,376	$1,505,953
Individual annuities and supplementary contracts	41,072	32,057
Other contract liabilities	1,200,127	764,949
Total future policy benefits	$2,976,575	$2,302,959
Life insurance liabilities include reserves for death benefits. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality and

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.3% to 7.0%.
Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present values range from 0.0% to 7.3%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 0.3% to 2.6%. See Note 8 for additional information regarding liabilities for guaranteed benefits related to certain long-duration life and annuity contracts.
Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2020	2019
	(in thousands)
Interest-sensitive life contracts	$1,930,925	$1,851,262
Individual annuities	363,333	360,497
Guaranteed interest accounts	17,970	20,111
Other	220,538	192,250
Total policyholders’ account balances	$2,532,766	$2,424,120
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities and certain unearned revenues. Policyholders' account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. See Note 5 for additional information on the fair value of these embedded derivative instruments. Interest crediting rates for interest-sensitive life contracts range from 1.9% to 4.6%. Interest crediting rates for individual annuities range from 0.0% to 4.9%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 3.8%. Interest crediting rates range from 0.5% to 3.5% for other.
8. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issued fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.
The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2020 and 2019, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2020		December 31, 2019
	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)
	(in thousands)
Annuity Contracts
Return of net deposits
Account value	$9,917,698	N/A	$9,457,044	N/A
Net amount at risk	$1,339	N/A	$2,624	N/A
Average attained age of contractholders	68 years	N/A	67 years	N/A
Minimum return or contract value
Account value	$1,974,247	$11,090,944	$1,974,634	$10,662,525
Net amount at risk	$1,720	$157,115	$1,784	$174,773
Average attained age of contractholders	69 years	68 years	69 years	68 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years
(1)Balances are gross of reinsurance.
(2)Includes income and withdrawal benefits.

	December 31, 2020	December 31, 2019
	In the Event of Death(1)
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
Separate account value	$921,646	$866,213
General account value	$1,117,645	$1,040,548
Net amount at risk	$18,179,223	$18,594,133
Average attained age of contractholders	56 years	54 years
(1)Balances are gross of reinsurance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2020(1)	December 31, 2019(1)
	(in thousands)
Equity funds	$6,015,019	$5,909,051
Bond funds	5,387,645	5,016,141
Money market funds	148,848	167,616
Total	$11,551,512	$11,092,808
(1)Balances are gross of reinsurance.
In addition to the amounts invested in separate account investment options above, $340 million at December 31, 2020 and $339 million at December 31, 2019 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features were invested in general account investment options. For the years ended December 31, 2020, 2019 and 2018, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for GMDB, and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” GMAB, GMWB, and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits.” Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 5 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

	GMDB		GMIB	GMWB/GMIWB/GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity

	(in thousands)
Balance at December 31, 2017	$11,535	$196,241	$537	$472,156	$680,469
Incurred guarantee benefits(1)	1,913	52,918	10	16,669	71,510
Paid guarantee benefits	(964)	(5,636)	0	0	(6,600)
Change in unrealized investment gains and losses	(216)	(18,681)	(4)	0	(18,901)
Balance at December 31, 2018	12,268	224,842	543	488,825	726,478
Incurred guarantee benefits(1)	2,846	115,994	68	271,733	390,641
Paid guarantee benefits	63	(15,638)	(50)	0	(15,625)
Change in unrealized investment gains and losses	459	51,351	5	0	51,815
Balance at December 31, 2019	15,636	376,549	566	760,558	1,153,309
Incurred guarantee benefits(1)	7,843	107,670	(266)	434,911	550,158
Paid guarantee benefits	(518)	(27,229)	(46)	0	(27,793)
Change in unrealized investment gains and losses	1,214	56,823	2	0	58,039
Balance at December 31, 2020	$24,175	$513,813	$256	$1,195,469	$1,733,713
(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The GMDB, which includes the liability for no-lapse guarantees, and GMIB liability are established when associated assessments (which include all policy charges including charges for administration, mortality, expense, surrender, and other, regardless of how characterized) are recognized. This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (e.g., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. Similar to as described above for DAC, the reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods’ assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held.
There were no deferred sales inducements balances at December 31, 2020 and 2019 because they were fully ceded.
9.    REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), Prudential Term Reinsurance Company (“Term Re”) and Dryden Arizona Reinsurance Term Company (“DART”), its parent companies, Pruco Life and Prudential Insurance, as well as third parties. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, and facilitate the Company's capital market hedging program. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long-duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance policy charges and fee income ceded for universal life and variable annuity products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.
Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into a reinsurance agreement to transfer the risk related to living benefit guarantees on variable annuities to Prudential Insurance. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 4 for additional information related to the accounting for embedded derivatives.
Reinsurance amounts included in the Company’s Statements of Financial Position as of December 31, were as follows:

	2020	2019
	(in thousands)
Reinsurance recoverables	$3,860,612	$3,200,642
Policy loans	(21,466)	(18,627)
Deferred policy acquisition costs	(661,732)	(736,575)
Deferred sales inducements	(40,980)	(47,423)
Other assets	15,172	16,540
Other liabilities	127,234	93,557

Reinsurance recoverables by counterparty are broken out below:

	December 31, 2020	December 31, 2019
	(in thousands)
Prudential Insurance	$1,726,545	$1,245,450
PAR U	1,119,545	1,027,304
PARCC	448,884	458,441
PAR Term	236,561	219,757
Term Re	232,398	190,633
DART	69,268	38,651
Pruco Life	24,744	16,428
Unaffiliated	2,667	3,978
Total reinsurance recoverables	$3,860,612	$3,200,642

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Reinsurance amounts, included in the Company’s Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2020	2019	2018
	(in thousands)
Premiums:
Direct	$249,426	$248,613	$238,622
Ceded	(227,766)	(235,682)	(225,615)
Net premiums	21,660	12,931	13,007
Policy charges and fee income:
Direct	407,449	405,167	361,697
Ceded(1)	(333,247)	(339,432)	(299,130)
Net policy charges and fee income	74,202	65,735	62,567
Net investment income:
Direct	83,800	77,462	68,467
Ceded	(805)	(674)	(656)
Net investment income	82,995	76,788	67,811
Asset administration fees:
Direct	39,773	38,013	36,214
Ceded	(33,029)	(32,169)	(30,858)
Net asset administration fees	6,744	5,844	5,356
Realized investment gains (losses), net:
Direct	(324,737)	(184,219)	70,414
Ceded	326,608	166,831	(79,687)
Realized investment gains (losses), net	1,871	(17,388)	(9,273)
Policyholders’ benefits (including change in reserves):
Direct	470,557	436,729	296,335
Ceded(2)	(428,670)	(411,116)	(276,506)
Net policyholders’ benefits (including change in reserves)	41,887	25,613	19,829
Interest credited to policyholders’ account balances:
Direct	75,609	67,354	67,490
Ceded	(31,513)	(29,608)	(31,554)
Net interest credited to policyholders’ account balances	44,096	37,746	35,936
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	$(176,420)	$(182,460)	$(161,905)
(1)Includes $(4) million of unaffiliated activity for each of the years ended December 31, 2020, 2019 and 2018.
(2)Includes $(1) million, $(2) million and $(4) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2020	2019	2018
	(in thousands)
Direct gross life insurance face amount in force	$154,173,267	$148,591,760	$140,943,939
Reinsurance ceded	(139,478,523)	(135,331,837)	(128,863,466)
Net life insurance face amount in force	$14,694,744	$13,259,923	$12,080,473

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Information regarding significant affiliated reinsurance agreements is described below.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement was terminated for certain new business, primarily Universal Life business, and such business was reinsured to Pruco Life under a yearly renewable term reinsurance agreement. As of January 1, 2020, the remaining portions of new business (specifically Term policies) ceased being reinsured by the Company to Prudential Insurance, and a separate yearly renewable term reinsurance agreement was established with Pruco Life for Term policies. Effective April 1, 2016, the Company entered into a reinsurance agreement with Prudential Insurance to reinsure its variable annuity base contracts, along with the living benefit guarantees. As of December 31, 2020, the Company discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between Prudential Insurance and the Company.
PAR U
Effective July 1, 2012, the Company reinsures an amount equal to 95% of all risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates through December 31, 2019, excluding those policies that are subject to principle-based reserving.
PARCC
The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.
PAR Term
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014 through December 31, 2017, through an automatic coinsurance agreement with Term Re.
Pruco Life
Effective July 1, 2017, the Company entered into a yearly renewable term reinsurance agreement with Pruco Life for new business, primarily covering Universal Life policies. Effective January 1, 2020, the Company entered in a similar yearly renewable term reinsurance agreement with Pruco Life for new business relating to Term policies. Under these agreements the majority of all mortality risk is ceded to Pruco Life. The Company also reinsures certain Corporate Owned Life Insurance (“COLI”) policies with Pruco Life. Through March 31, 2016, the Company reinsured Prudential Defined Income ("PDI") living benefit guarantees with Pruco Life. Effective April 1, 2016, the Company recaptured PDI living benefit guarantees from Pruco Life and reinsured them, together with the related variable annuity base contracts, with Prudential Insurance.
DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure an amount equal to 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018, through December 31, 2019, excluding those policies that are subject to principle-based reserving.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

10. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Current tax expense (benefit):
U.S. federal	$(34,698)	$7,030	$8,435
Total	(34,698)	7,030	8,435
Deferred tax expense (benefit):
U.S. federal	28,359	(10,442)	(8,488)
Total	28,359	(10,442)	(8,488)
Income tax expense (benefit) from operations	(6,339)	(3,412)	(53)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	26,521	26,583	(14,464)
Total income tax expense (benefit)	$20,182	$23,171	$(14,517)
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2020, 2019 and 2018, and the reported income tax expense (benefit) are summarized as follows:

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Expected federal income tax expense	$8,827	$7,002	$6,559
Non-taxable investment income	(5,819)	(6,578)	(5,171)
Tax credits	(2,451)	(3,689)	(3,525)
Changes in tax law	(6,941)	0	(61)
Settlements with taxing authorities	0	0	2,098
Other	45	(147)	47
Reported income tax expense (benefit)	$(6,339)	$(3,412)	$(53)
Effective tax rate	(15.1)%	(10.2)%	(0.2)%
The effective tax rate is the ratio of “Income tax expense (benefit)” divided by “Income (loss) from operations before income taxes.” The Company’s effective tax rate for fiscal years 2020, 2019 and 2018 was (15.1)%, (10.2)% and (0.2)%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2020, 2019 and 2018, and the Company's effective tax rate during the periods presented:
Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $5 million of the total $6 million of 2020 non-taxable investment income, $6 million of the total $7 million of 2019 non-taxable investment income, and $5 million of the total $5 million of 2018 non-taxable investment income. The DRD for the current period was estimated using information from 2018, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Tax credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Company’s separate account investments.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:
Tax Act of 2017. On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, and recognized a $0.1 million reduction in income tax expense primarily related to refinements of our provisional estimates.

The CARES Act. On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was enacted into law. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with net operating losses (“NOLs”) originating in 2018, 2019, or 2020 to carry back those losses up to five years. For 2020, the Company has recorded an income tax benefit of $7 million from carrying the estimated 2020 NOL back to tax years that have a 35% tax rate.

Settlements with taxing authorities. During 2018, the Company reached an agreement with the IRS to resolve outstanding tax audit issues for tax years 2015 and 2016 and partially for 2017 which resulted in a $2 million increase to our income tax expense for 2018.
Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.
Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2020	2019
	(in thousands)
Deferred tax assets:
Insurance reserves	$10,248	$29,213
Deferred policy acquisition cost	5,713	9,720
Employee benefits	0	840
Other	0	393
Deferred tax assets	15,961	40,166
Deferred tax liabilities:
Net unrealized gain on securities	54,332	23,698
Investments	4,326	5,677
Other	179	0
Deferred tax liabilities	58,837	29,375
Net deferred tax asset (liability)	$(42,876)	$10,791
The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The Company had no valuation allowance as of December 31, 2020, and 2019. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s "Income (loss) from operations before income taxes" includes income from domestic operations of $42 million, $33 million and $31 million for the years ended December 31, 2020, 2019 and 2018, respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2020	2019	2018
	(in thousands)
Balance at January 1,	$0	$0	$3,019
Increases in unrecognized tax benefits-prior years	0	0	0
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	0	0	0
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	0	0	(3,019)
Balance at December 31,	$0	$0	$0
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$0	$0	$0
The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The Company did not recognize tax related interest and penalties.
At December 31, 2020, the Company remains subject to examination in the U.S. for tax years 2014 through 2020.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner.
11.    EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Statements of Comprehensive Income. Net unrealized investment gains (losses) are described in further detail in Note 2. The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2017	$(42)	$34,372	$34,330
Change in OCI before reclassifications	(1,187)	(66,171)	(67,358)
Amounts reclassified from AOCI	0	(1,521)	(1,521)
Income tax benefit (expense)	248	14,216	14,464
Cumulative effect of adoption of ASU 2016-01	0	(175)	(175)
Cumulative effect of adoption of ASU 2018-02	(8)	5,901	5,893
Balance, December 31, 2018	(989)	(13,378)	(14,367)
Change in OCI before reclassifications	10	122,400	122,410
Amounts reclassified from AOCI	0	4,175	4,175
Income tax benefit (expense)	(2)	(26,581)	(26,583)
Balance, December 31, 2019	(981)	86,616	85,635
Change in OCI before reclassifications	250	126,329	126,579
Amounts reclassified from AOCI	0	(286)	(286)
Income tax benefit (expense)	(52)	(26,469)	(26,521)
Balance, December 31, 2020	$(783)	$186,190	$185,407
(1)Includes cash flow hedges of $(3) million, $3 million and $2 million as of December 31, 2020, 2019 and 2018, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Amounts reclassified from AOCI(1)(2):
Net unrealized investment gains (losses):
Cash flow hedges - Currency/Interest rate(3)	$958	$1,844	$1,693
Net unrealized investment gains (losses) on available-for-sale securities(4)	(672)	(6,019)	(172)
Total net unrealized investment gains (losses)	286	(4,175)	1,521
Total reclassifications for the period	$286	$(4,175)	$1,521
(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 4 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on DAC and other costs, future policy benefits, policyholders’ account balances and other liabilities.

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on available-for-sale fixed maturity securities and certain other invested assets and other assets are included in the Company’s Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of “Net income” for a period that had been part of OCI in earlier periods. The amounts for the periods indicated below, split between amounts related to available-for-sale fixed maturity securities on which an OTTI had been previously recognized, an allowance for credit losses has been recognized, and all other net unrealized investment gains (losses), are as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturity Securities on which an OTTI had been previously recognized

	Net Unrealized Gains (Losses) on Investments	DAC and Other Costs(2)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2017	$162	$(63)	$109	$(70)	$138
Net unrealized investment gains (losses) on investments arising during the period	3	0	0	(1)	2
Reclassification adjustment for (gains) losses included in net income	(22)	0	0	5	(17)
Reclassification adjustment for OTTI losses excluded from net income(1)	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	9	0	(2)	7
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(67)	14	(53)
Balance, December 31, 2018	143	(54)	42	(54)	77
Net unrealized investment gains (losses) on investments arising during the period	(532)	0	0	112	(420)
Reclassification adjustment for (gains) losses included in net income	647	0	0	(136)	511
Reclassification adjustment for OTTI losses excluded from net income	(207)	0	0	43	(164)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	22	0	(5)	17
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(8)	2	(6)
Balance, December 31, 2019	51	(32)	34	(38)	15
Reclassification due to implementation of ASU 2016-13(4)	(51)	32	(34)	38	(15)
Balance, December 31, 2020	$0	$0	$0	$0	$0
(1)Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(2)"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.
(3)"Other liabilities" primarily includes reinsurance payables.
(4)Represents net unrealized gains (losses) for which an OTTI had been previously recognized.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturity Securities on which an allowance for credit losses has been recognized and All Other

	Net Unrealized Gains (Losses) on Investments on Available-for-Sale Fixed Maturity Securities on which an allowance for credit losses has been recognized (1)	Net Unrealized Gains (Losses) on All Other Investments(3)	DAC and Other Costs(4)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(5)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
		(in thousands)
Balance, December 31, 2017	$0	$52,537	$35	$(1,754)	$(16,584)	$34,234
Net unrealized investment gains (losses) on investments arising during the period	0	(68,532)	0	0	14,392	(54,140)
Reclassification adjustment for (gains) losses included in net income	0	(1,499)	0	0	315	(1,184)
Reclassification adjustment for OTTI losses excluded from net income(2)	0	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	3,134	0	(658)	2,476
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	0	(718)	151	(567)
Cumulative effect of adoption of ASU 2016-01	0	(270)	0	0	95	(175)
Cumulative effect of adoption of ASU 2018-02	0	0	0	0	5,901	5,901
Balance, December 31, 2018	0	(17,764)	3,169	(2,472)	3,612	(13,455)
Net unrealized investment gains (losses) on investments arising during the period	0	130,017	0	0	(27,303)	102,714
Reclassification adjustment for (gains) losses included in net income	0	3,528	0	0	(741)	2,787
Reclassification adjustment for OTTI losses excluded from net income	0	207	0	0	(43)	164
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	5,836	0	(1,226)	4,610
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	0	(12,935)	2,716	(10,219)
Balance, December 31, 2019	0	115,988	9,005	(15,407)	(22,985)	86,601
Reclassification due to implementation of ASU 2016-13(6)	0	51	(32)	34	(38)	15
Net unrealized investment gains (losses) on investments arising during the period	0	139,971	0	0	(29,394)	110,577
Reclassification adjustment for (gains) losses included in net income	0	(286)	0	0	61	(225)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	19,268	0	(4,047)	15,221

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	0	(32,910)	6,911	(25,999)
Balance, December 31, 2020	$0	$255,724	$28,241	$(48,283)	$(49,492)	$186,190
(1)Allowance for credit losses on available-for-sale fixed maturity securities effective January 1, 2020.
(2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(3)Includes cash flow hedges. See Note 4 for information on cash flow hedges.
(4)"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.
(5)"Other liabilities" primarily includes reinsurance payables.
(6)Represents net unrealized gains (losses) for which an OTTI had been previously recognized.
12. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income (loss) of the Company amounted to $(85) million, $38 million and $33 million for the years ended December 31, 2020, 2019 and 2018, respectively. Statutory surplus of the Company amounted to $322 million and $339 million at December 31, 2020 and 2019, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $32 million in 2021 without prior approval. The Company did not pay dividends to Pruco Life in 2020, 2019, and 2018 respectively.
13. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock based-awards program was $0.1 million for each of the years ended December 31, 2020, 2019 and 2018. The expense charged to the Company for the deferred compensation program was $0.6 million, $0.6 million and $0.7 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $2 million, $2 million and $3 million for each of the years ended December 31, 2020, 2019 and 2018, respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $2 million, $3 million and $3 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $1 million for each of the years ended December 31, 2020, 2019 and 2018.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $53 million, $78 million and $73 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity. The Company’s share of corporate expenses was $9 million, $13 million and $8 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Corporate-Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $3,071 million at December 31, 2020 and $2,743 million at December 31, 2019. Fees related to these COLI policies were $27 million, $26 million and $25 million for the years ended December 31, 2020, 2019 and 2018, respectively. The Company retains 10% of the mortality risk associated with these COLI policies up to $0.1 million per individual policy.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. (“PGIM”), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $3 million, $2 million and $2 million for the years ended December 31, 2020, 2019 and 2018, respectively. These expenses are recorded as “Net investment income” in the Statements of Operations and Comprehensive Income.
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $41 million and $37 million as of December 31, 2020 and 2019, respectively. "Net investment income" related to these ventures includes gains of $4 million, $2 million and $0.3 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the Advanced Series Trust. Income received from ASTISI and PGIM Investments related to this agreement was $33 million, $32 million and $31 million for the years ended December 31, 2020, 2019 and 2018, respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income.
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from PGIM Investments related to this agreement was $6 million, $6 million and $5 million for the years ended December 31, 2020, 2019 and 2018, respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2020	2019
							(in thousands)
U.S. dollar fixed rate notes	2026	-	2027	0.00%	-	14.85%	$815	$2,433
Total long-term notes receivable - affiliated(1)							$815	$2,433
(1) All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities and other trading assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $0.0 million and $0.0 million for the years end December 31, 2020 and 2019, respectively, and is included in “Other assets.” Revenues related to these loans were $0.1 million, $0.2 million and $0.3 million for the years ended December 31, 2020, 2019 and 2018, respectively, and are included in “Other income.”
Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net," respectively. The table below shows affiliated asset trades for the years ended December 31, 2020 and 2019:

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/(Decrease)	Realized Investment Gain (Loss)
				(in thousands)
Prudential Annuities Life Assurance Corporation	April 2019	Sale	Equity Securities	$3,293	$2,995	$0	$298
Prudential Insurance	April 2020	Purchase	Fixed Maturities	$3,485	$3,320	$(130)	$0
Debt Agreements
The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs. There was no debt outstanding for 2020. The short-term debt was $0.1 million as of December 31, 2019.
The total interest expense to the Company related to loans payable to affiliates was $0.0 million, $0.1 million and $0.0 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Contributed Capital and Dividends
In March 2020, the Company received a capital contribution in the amount of $85 million from Pruco Life. In December 2019, the Company received a capital contribution in the amount of $60 million from Pruco Life. In March 2018, the Company received a capital contribution in the amount of $1 million from Pruco Life.
Through 2020, 2019 and 2018, the Company did not pay any dividends.
Reinsurance with Affiliates
As discussed in Note 9, the Company participates in reinsurance transactions with certain affiliates.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

14. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage loans. As of December 31, 2020 there were no outstanding commitments to fund commercial loans, and $4 million as of December 31, 2019. The amount includes unfunded commitments that are not unconditionally cancellable. For related credit exposure, there was a change of $0.0 million for the twelve months ended December 31, 2020. The Company has made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2020 and 2019, $74 million and $48 million, respectively, of these commitments were outstanding. These amounts include unfunded commitments that are not unconditionally cancellable. There were no related charges for credit losses for the twelve months ended December 31, 2020.
Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2020, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $10 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Behfarin v. Pruco Life

In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement. In June 2020, the court issued an order: (i) granting plaintiffs’ motion for certification of the settlement class; (ii) approving the proposed nationwide class settlement agreement; (iii) approving the class notice; (iv) awarding attorneys’ fees and costs to plaintiffs and a reduced incentive award to Behfarin; and (v) dismissing the action with prejudice, but maintaining jurisdiction over the settlement.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.
15. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2020 and 2019 are summarized in the table below:

	Three Months Ended
	March 31	June 30	September 30	December 31
	(in thousands)
2020
Total revenues	$58,809	$39,729	$51,131	$44,168
Total benefits and expenses	42,563	37,792	30,848	40,602
Income (loss) from operations before income taxes	16,246	1,937	20,283	3,566
Net income (loss)	$14,545	$10,362	$19,000	$4,464
2019
Total revenues	$38,475	$43,080	$36,173	$30,804
Total benefits and expenses	27,353	33,388	27,560	26,888
Income (loss) from operations before income taxes	11,122	9,692	8,613	3,916
Net income (loss)	$10,545	$10,497	$8,366	$7,347

16.    REVISION TO PRIOR YEAR INFORMATION

Revision to 2019 and 2018 Financial Statements

The Company identified an error in the presentation of certain cash flow activity related to policyholders' account balances that impacted several line items within previously issued Statements of Cash Flows. While these items affect the cash flows from operating and financing activities, they had no impact on the net increase (decrease) in cash and cash equivalents for the previously reported periods. Prior period amounts have been revised in the financial statements to correct this error as shown below.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Management assessed the materiality of the misstatement described above on prior period financial statements in accordance with SEC Staff Accounting Bulletin ("SAB") No. 99, Materiality, codified in ASC 250-10, Accounting Changes and Error Corrections ("ASC 250"), and concluded that these misstatements were not material to any prior annual or interim periods. Accordingly, in accordance with ASC 250 (SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements), the financial statements for the years ended December 31, 2019 and 2018, which are presented herein, have been revised.

The following are selected line items from the financial statements illustrating the effects of these revisions:

Statements of Cash Flows

	Year Ended December 31, 2019
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Policy charges and fee income	$(26,433)	$9,333	$(17,100)
Cash flows from (used in) operating activities	29,264	9,333	38,597
CASH FLOWS FROM FINANCING ACTIVITIES:
Other, net	0	(9,333)	(9,333)
Cash flows from (used in) financing activities	84,664	(9,333)	75,331

	Year Ended December 31, 2018
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Policy charges and fee income	$(21,780)	$6,387	$(15,393)
Cash flows from (used in) operating activities	34,768	6,387	41,155
CASH FLOWS FROM FINANCING ACTIVITIES:
Other, net	0	(6,387)	(6,387)
Cash flows from (used in) financing activities	91,257	(6,387)	84,870

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey
Opinion on the Financial Statements
We have audited the accompanying statements of financial position of Pruco Life Insurance Company of New Jersey (the "Company") as of December 31, 2020 and 2019, and the related statements of operations and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2020 including the related notes and financial statement schedule listed in the index appearing under Item 15(a)(2) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Changes in Accounting Principles
As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for credit losses on certain financial assets reported at amortized cost, certain off-balance sheet exposures, and impairments for fixed maturities, available-for-sale in 2020, and the manner in which it accounts for certain financial assets and liabilities and in which it accounts for certain tax effects originally recognized in accumulated other comprehensive income in 2018.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of Guaranteed Benefit Features Associated with Certain Life Products Included in the Liability for Future Policy Benefits

As described in Notes 2, 5, 7 and 8 to the financial statements, the Company issues certain life insurance products that include certain contract features, including no-lapse guarantees. The liability for no-lapse guarantee features is grouped with guaranteed minimum death benefit ("GMDB") features in Note 8. For GMDB contract features, additional policyholder liabilities are established when associated assessments are recognized. As of December 31, 2020, the additional liability for these contract features included in the liability for future policy benefits was $514 million. As disclosed by management, this liability is established using current best estimate assumptions, including mortality rates, lapse rates, and premium pattern rates, as well as interest rate and equity market return assumptions, and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date.

The principal considerations for our determination that performing procedures relating to the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits is a critical audit matter are (i) the significant judgment by management to determine the aforementioned assumptions for the additional policyholder liabilities, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the aforementioned assumptions used in the valuation of the additional policyholder liabilities, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits, including controls over the development of the assumptions used in the valuation of the liabilities for the GMDB features. These procedures also included, among others, testing management’s process for determining the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits, which included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the appropriateness of management’s models and (ii) evaluating the reasonableness of the aforementioned assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the aforementioned assumptions and testing that the aforementioned assumptions are accurately reflected in the models.

Valuation of the Deferred Acquisition Costs Related to Universal Life and Variable Life Products

As described in Notes 2 and 6 to the financial statements, the Company defers acquisition costs that relate directly to the successful acquisition of new and renewal insurance business to the extent such costs are deemed recoverable from future profits. As of December 31, 2020, a significant portion of the $224 million of deferred policy acquisition costs ("DAC") are associated with universal life and variable life products. DAC related to universal life and variable life products is generally amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges. These margins are updated periodically based on historical and anticipated future experience. The DAC balance is regularly adjusted with a corresponding charge or credit to current period earnings for the impact of actual gross profits and changes in management’s projections of estimated future gross profits. DAC is subject to periodic recoverability testing.

The principal considerations for our determination that performing procedures relating to the valuation of DAC related to universal life and variable life products is a critical audit matter are (i) the significant judgment by management to determine the assumptions used in the projection of gross profits used to amortize DAC related to mortality rates, lapse rates, and premium pattern rates, as well as interest rate and equity market return assumptions (collectively, the “significant assumptions”), (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant assumptions, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of DAC related to universal life and variable life products, including controls over the development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the valuation of DAC related to universal life and variable life products, which included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the appropriateness of management’s models, and (ii) evaluating the reasonableness of the significant assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the assumptions and testing that the assumptions are accurately reflected in the models.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 19, 2021

We have served as the Company's auditor since 1996.

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:
(a)    Financial Statements
(1)    Financial Statements of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of the dates presented, and the Statements of Operations and the Statements of Changes in Net Assets for each of the periods presented, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).
(2)    Financial Statements of Pruco Life Insurance Company of New Jersey (Depositor) consisting of the Statements of Financial Position as of December 31, 2020 and 2019, and the related Statements of Operations and Comprehensive Income, of Equity and of Cash Flows for each of the three years in the period ended December 31, 2020, including the related Notes and Financial Statement Schedule appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b)	Exhibits

(1)
Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. Incorporated by reference to Form N-4, Registration No. 333-18117, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(2)	Not Applicable.

(3) (a)
Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor). Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(b) (1)
Specimen Affiliated Insurer Amendment to Selling Agreement. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(b) (2)
List of Broker Dealers selling under original Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162678, filed on April 19, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(b) (3)
List of Broker Dealers that executed Amendment to Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162678, filed on April 19, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(4) (a)
Form of Prudential Premier Retirement Variable Annuity X Series, L Series, B Series contract and Form of Prudential Premier Retirement Variable Annuity C Series contract (including schedule pages for each X, L, B, and C) P-BLX/INDNY (2/10) and P-CR/INDNY (2/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(b)
Form of Return of Adjusted Purchase Payments Death Benefit Rider P-RID-ROP NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(c)
Form of Return of Adjusted Purchase Payments Death Benefit Schedule Rider P-SCH-ROP NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(d)
Form of Highest Anniversary Value Death Benefit Rider P-RID-HAV NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(e)
Form of Highest Anniversary Value Death Benefit Schedule Supplement P-SCH-HAV NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(f)
Form of 403B Annuity Endorsement P-END-403 NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(g)
Form of Individual Retirement Annuity Endorsement P-END-IRA NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(h)
Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(i)
Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(j)
Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(k)
Form of Highest Daily Lifetime 6 Plus Benefit Rider (P-RID-HD6-NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(l)
Form of Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6-NY (02/10)). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(m)
Form of Highest Daily GRO II Benefit rider (P-RID-HD GRO-NY 11/09). Incorporated by reference to Post-Effective Amendment No. 24, Registration No. 333-131035 filed August 27, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(n)
Form of Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-NY11/09). Incorporated by reference to Post-Effective Amendment No. 24, Registration No. 333-131035 filed August 27, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(o)
Form of Gro Plus II benefit rider (P-RID-GRO NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(p)
Form of Gro Plus II benefit schedule (P-SCH-GRO NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(q)
Form of Beneficiary Annuity Endorsement (P-END-BENE NY (2/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(r)
Form of Beneficiary Annuity Schedules (including schedule pages for each X, L, B, and C (P-B-DCD-IND(2-10)NY, P-L-DCD-IND(2/10)NY, P-X-DCD-IND(2/10)NY, and P-C-DCD-IND(2/10)NY). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(s)
Form of Highest Daily GRO II Benefit Schedule Supplement (P-SCH-HDGRO(08/10) -NY). Incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-162678, filed on July 1, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(t)
Highest Daily Lifetime Income Benefit Rider (P-RID-HD(1/11)-NY). Incorporated by reference to Post-Effective Amendment No. 5 to Registration No. 333-162678, filed on December 20, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(u)
Highest Daily Lifetime Income Benefit Schedule Supplement (P-SCH-HD (1/11)- NY). Incorporated by reference to Post-Effective Amendment No. 5 to Registration No. 333-162678, filed on December 20, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(v)
Medically-Related Surrender Endorsement P-END-MRS (2/10) NY. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-170468, filed on April 1, 2011 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(w)
Medically-Related Surrender Schedule P-SCH-MRS (2/10) NY. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-170468, filed on April 1, 2011 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(x)
Form of Highest Daily Lifetime Income Benefit 2.0 rider (P-RID-HD-HAB-7-12)-NY. Incorporated by reference to Post-Effective Amendment No. 12 to Registration No. 333-162678, filed August 1, 2012 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(y)
Form of Highest Daily Lifetime Income Benefit 2.0 schedule (P-SCH-HD-8-12)-NY. Incorporated by reference to Post-Effective Amendment No. 12 to Registration No. 333-162678, filed August 1, 2012 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(z)
Form of Highest Daily Lifetime Income Benefit 2.0 rider (P-RID-HD-7-12)-NY. Incorporated by reference to Post-Effective Amendment No. 12 to Registration No. 333-162678, filed August 1, 2012 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(aa)
Form of Highest Daily Lifetime Income Benefit 2.0 schedule (P-SCH-HD-HAB-8-12)-NY. Incorporated by reference to Post-Effective Amendment No. 12 to Registration No. 333-162678, filed August 1, 2012 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(ab)
Form of Highest Daily Lifetime Income Benefit v2.1 rider P-RID-HD(2-13)-NY (includes schedule pages P-SCH-HD(2-13)-NY. Incorporated by reference to Post-Effective Amendment No. 16 to Registration No. 333-162678, filed February 14, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(ac)
Form of Highest Daily Lifetime Income Benefit v2.1 w/HADB rider P-RID-HD-HAB(2-13)-NY (includes schedule pages P-SCH-RID-HD HAB(2-13)-NY. Incorporated by reference to Post-Effective Amendment No. 16 to Registration No. 333-162678, filed February 14, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(ad)
Amendatory Tax Endorsement. Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-162678, filed April 15, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(5) (a)
Form of Application form for the Contract P-VAA NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(b)
Form of Application form for the Contract P-IBVAA NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(c)
Form of Application for the Contract P-VAA (7/12) NY. Incorporated by reference to Post-Effective Amendment No. 12 to Registration No. 333-162678, filed August 1, 2012 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(d)
Form of Applications for the Contract ORD202826-NY and Beneficiary Contract ORD202828-NY (2/13). Incorporated by reference to Post-Effective Amendment No. 16 to Registration No. 333-162678, filed February 14, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(6) (a)
Articles of Incorporation of Pruco Life of New Jersey Insurance Company, as amended. Incorporated by reference to Form S-6, Registration No. 002-89780, filed April 28,1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(b)
By-laws of Pruco Life Insurance Company of New Jersey. Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(c)
Certificate of Amendment to the Certificate of Incorporation dated October 1, 2012. Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2012, Registration No. 333-18053 filed March 15, 2013, on behalf of Pruco Life Insurance Company of New Jersey.

(d)
Certificate of Amendment to the Certificate of Incorporation dated September 3, 2019. Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2019, filed on March 5, 2020 on behalf of Pruco Life Insurance Company of New Jersey.

(7) (c)
Annuity Reinsurance Agreements between Depositor and: Pruco Reinsurance Ltd for HDI 2.0. Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-162678, filed April 15, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(8)	Other material contracts performed in whole or in part after the date the registration statement is filed:

(a)
Fund Participation Agreement dated May 1, 2005, as amended and restated June 8, 2005, by and among Pruco Life Insurance Company of New Jersey, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential Investment Management Services LLC. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(b)
Copy of Franklin Templeton Fund Participation Agreement. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(c)
Shareholder Information Agreement (Sample Rule 22C-2). Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(d)
Amendment effective as of February 25, 2013 to Fund Participation Agreement between Advanced Series Trust, Prudential Investments LLC, AST Investment Services, Inc., Prudential Annuities Distributors, Inc., Prudential Investment Management Services LLC and Pruco Life Insurance Company of New Jersey. Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-162678, filed April 15, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(e)
Fund Participation Agreement dated May 1, 2005, by and among Pruco Life Insurance Company of New Jersey, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 26 to Registration No. 333-162678, filed April 9, 2018 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(9)	Opinion of Counsel. Filed Herewith.

(10)	Written consent of Independent Registered Public Accounting Firm. Filed Herewith.

(13)	Powers of Attorney:

(a)	Power of Attorney for Dylan J. Tyson. Filed Herewith

(b)	Power of Attorney for Susan M. Mann. Filed Herewith

(c)	Power of Attorney for Markus Coombs. Filed Herewith

(d)	Power of Attorney for Nandini Mongia. Filed Herewith.

(e)	Power of Attorney for Candace J. Woods. Filed Herewith.

(f)	Power of Attorney for Salene Hitchcock-Gear. Filed Herewith

(g)	Power of Attorney for Caroline A. Feeney. Filed Herewith

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Dylan J. Tyson One Corporate Drive Shelton, Connecticut 06484-6208	President & Chief Executive Officer and Director
Susan M. Mann 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Director, Chief Accounting Officer, and Chief Financial Officer
Markus Coombs 213 Washington Street Newark, New Jersey 07102-2917	Vice President and Director
Lynn Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President, Chief Legal Officer, and Secretary
Candace J. Woods 751 Broad Street Newark, New Jersey 07102-3714	Director
Salene Hitchcock-Gear 213 Washington Street Newark, New Jersey 07102-2917	Director
Caroline A. Feeney 213 Washington Street Newark, New Jersey 07102-2917	Director
Nandini Mongia Three Gateway Center Newark, New Jersey 07102-4061	Director and Treasurer
Todd Bryden 280 Trumbull Street Hartford, Connecticut 06103	Chief Actuary and Senior Vice President

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 19, 2021, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2021, there were 5,241 Qualified contract owners and 1,757 Non-Qualified contract owners of the X series, 22,881 Qualified contract owners and 8,509 Non-Qualified contract owners of the B series, 6,974 Qualified contract owners and 3,051 Non-Qualified contract owners of the L series, and 533 Qualified contract owners and 325 Non-Qualified contract owners of the C series.

ITEM 28. INDEMNIFICATION:
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS:
(a)    Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.
(b) Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

James F. Mullery 213 Washington Street Newark, New Jersey 07102-2917	President & Chief Executive Officer and Director
Anju Nanda One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Susan M. Mann 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Dianne D. Bogoian One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Elizabeth Guerrera One Corporate Drive Shelton, Connecticut 06484-6208	Chief Administrative Officer, Vice President and Director
Patricia L. O'Shea 213 Washington Street Newark, New Jersey 07102-2917	Chief Operating Officer
Kevin M. Brayton 280 Trumbull Street Hartford, Connecticut 06103-3509	Senior Vice President and Director
Francine B. Boucher Three Gateway Center Newark, New Jersey 07102-4061	Chief Legal Officer, Vice President and Secretary
Kevin Chaillet 213 Washington Street Newark, New Jersey 07102-2917	Treasurer

Robert P. Smit Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
Shane T. McGrath 280 Trumbull Street Hartford, Connecticut 06103-3509	Chief Compliance Officer and Vice President
Lynn Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Assistant Secretary
Jessica Conley 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Vice President
Scott Haggerty One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Charles H. Smith Three Gateway Center Newark, New Jersey 07102-4061	Anti-Money Laundering Officer
ITEM 29. PRINCIPAL UNDERWRITERS:
(c)    Commissions received by PAD during 2020 with respect to all individual annuities issued by Pruco Life of New Jersey.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION

Prudential Annuities Distributors, Inc.*	52,509,751.30	$-0-	$-0-	$-0-
* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES
Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.

ITEM 32. UNDERTAKINGS
(a)    Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b)    Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.
(c)    Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.
(d)    Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.
(e)    Pruco Life of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

EXHIBITS

Exhibit No.	Description

(9)	Opinion of Counsel. .

(10)	Written consent of Independent Registered Public Accounting Firm.

(13)(a)	Power of Attorney for Dylan J. Tyson.

(13)(b)	Power of Attorney for Susan M. Mann.

(13)(c)	Power of Attorney for Markus Coombs.

(13)(d)	Power of Attorney for Nandini Mongia.

(13)(e)	Power of Attorney for Candace J. Woods.

(13)(f)	Power of Attorney for Salene Hitchcock-Gear.

(13)(g)	Power of Attorney for Caroline A. Feeney.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 7th day of April 2021.
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
REGISTRANT
BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
DEPOSITOR

By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
DEPOSITOR

By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Dylan J. Tyson*	Director, President and Chief Executive Officer	April 7, 2021
Dylan J. Tyson
Susan M. Mann*	Chief Financial Officer, Chief Accounting Officer, Vice President and Director	April 7, 2021
Susan M. Mann
Markus Coombs*	Director and Vice President	April 7, 2021
Markus Coombs
Nandini Mongia*	Director and Treasurer	April 7, 2021
Nandini Mongia
Candace J. Woods*	Director	April 7, 2021
Candace J. Woods
Salene Hitchcock-Gear*	Director	April 7, 2021
Salene Hitchcock-Gear
Caroline A. Feeney*	Director	April 7, 2021
Caroline A. Feeney

By:	/s/ Richard H. Kirk
Richard H. Kirk
* Executed by Richard H. Kirk on behalf of those indicated pursuant to Power of Attorney.